                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-08764
                -------------------------------------------------

                         UBS PACE Select Advisors Trust
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

               51 West 52nd Street, New York, New York 10019-6114
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               (Address of principal executive offices) (Zip code)

                              Mark F. Kemper, Esq.
                      UBS Global Asset Management (US) Inc.
                               51 West 52nd Street
                             New York, NY 10019-6114
                     (Name and address of agent for service)

                                    Copy to:
                              Jack W. Murphy, Esq.
                                   Dechert LLP
                               1775 I Street, N.W.
                            Washington, DC 20006-2401


        Registrant's telephone number, including area code: 212-882 5000

Date of fiscal year end:  July 31

Date of reporting period:  July 31, 2005

ITEM 1.  REPORTS TO STOCKHOLDERS.

[UBS GLOBAL ASSET MANAGEMENT LOGO]


UBS PACE(SM)

Going The Distance To Meet Your Financial Needs

Annual Report

July 31, 2005

UBS PACE SELECT ADVISORS TRUST

UPDATE REGARDING PORTFOLIO CHANGES


Dear UBS PACE(SM) Shareholder,

This Annual Report provides important information about the Portfolios for their fiscal year ending July 31, 2005. After the end of the fiscal year, the Trust's Board approved significant changes, described below, to three Portfolios. If you are a shareholder of UBS PACE Small/Medium Co Value Equity Investments or UBS PACE Small/Medium Co Growth Equity Investments, you will be receiving additional information on the advisory changes at a later date.

UBS PACE SMALL/MEDIUM CO VALUE EQUITY INVESTMENTS. One of the advisors for this Portfolio is being replaced. ICM Asset Management Inc. ("ICM") will cease managing half of the Portfolio around the end of September. It will be replaced by two new advisors, Opus Capital Management, Inc. ("Opus") and Metropolitan West Capital Management, LLC ("MetWest"). Earlier this year, the ICM team that had been responsible for managing a portion of the Portfolio changed. Given the potential impact of the change, it was decided to replace ICM with Opus and MetWest. Ariel Capital Management, LLC continues to manage a portion of the Portfolio, but that portion is expected to be reduced so that each of the three advisors is responsible for roughly one-third of the Portfolio. These allocations may change.

UBS PACE SMALL/MEDIUM CO GROWTH EQUITY INVESTMENTS. To reduce the Portfolio's reliance on a single advisor, two additional advisors, ForstmannLeff Associates, LLC ("ForstmannLeff") and Riverbridge Partners, LLC ("Riverbridge"), are being added to this Portfolio effective the beginning of October. Delaware Management Company ("Delaware"), the sole advisor for the Portfolio until the end of September, will have its portion of the fund reduced. It is currently expected that each of the advisors will be responsible for the following portions of the
Portfolio: ForstmannLeff (40%); Riverbridge (30%); and Delaware (30%), but these allocations may change. The new advisors are expected to complement Delaware's investment style.

UBS PACE GLOBAL FIXED INCOME INVESTMENTS. The Portfolio has been following a strategy of investing in both US and non-US fixed income investments. It is changing its strategy to focus more on non-US fixed income investment opportunities. The Portfolio's advisors will be able to invest in US securities on an opportunistic basis; however, the Portfolio is not expected to continue to have any significant "US component" as part of its normal investment strategy once the transition to the new strategy is completed.

UBS PACE SELECT ADVISORS TRUST

TABLE OF CONTENTS


            Introduction                                                       3

            UBS PACE Money Market Investments                                  4

            UBS PACE Government Securities Fixed Income Investments            9

            UBS PACE Intermediate Fixed Income Investments                    14

            UBS PACE Strategic Fixed Income Investments                       19

            UBS PACE Municipal Fixed Income Investments                       24

            UBS PACE Global Fixed Income Investments                          29

            UBS PACE Large Co Value Equity Investments                        35

            UBS PACE Large Co Growth Equity Investments                       41

            UBS PACE Small/Medium Co Value Equity Investments                 47

            UBS PACE Small/Medium Co Growth Equity Investments                53

            UBS PACE International Equity Investments                         58

            UBS PACE International Emerging Markets Equity Investments        64

            Financial Statements                                              70

            Proxy Voting Policies, Procedures and Record                     240

            Quarterly Form N-Q Portfolio Schedule                            240

            Board Approval of Advisory Agreements                            241

            Trustees & Officers                                              252


            UBS PACE SELECT ADVISORS TRUST OFFERS FIVE CLASSES OF SHARES REPRESENTING INTERESTS IN TWELVE SEPARATE PORTFOLIOS. (UBS PACE MONEY MARKET INVESTMENTS OFFERS ONLY ONE SHARE CLASS.) DIFFERENT CLASSES OF SHARES AND/OR PORTFOLIOS ARE OFFERED BY SEPARATE PROSPECTUSES.

            FOR MORE INFORMATION ON A PORTFOLIO OR CLASS OF SHARES, CONTACT YOUR FINANCIAL ADVISOR. HE OR SHE CAN SEND YOU A CURRENT PROSPECTUS RELATING TO A PORTFOLIO OR CLASS OF SHARES, WHICH INCLUDES A DISCUSSION OF INVESTMENT RISKS, SALES CHARGES, EXPENSES AND OTHER MATTERS OF INTEREST. PLEASE READ THE PROSPECTUS RELATED TO THE PORTFOLIO OR CLASS OF SHARES YOU ARE INTERESTED IN CAREFULLY BEFORE YOU INVEST.

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                                        1
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                      (This page intentionally left blank)

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UBS PACE SELECT ADVISORS TRUST

INTRODUCTION

September 15, 2005

Dear UBS PACE(SM) Shareholder,

We are pleased to provide you with the annual report for the UBS PACE Portfolios, comprising the UBS PACE Select Advisors Trust.

This report includes performance summaries and holdings for each Portfolio, as well as commentaries from the individual investment advisors regarding events and key decisions that affected Portfolio performance during the fiscal year ended July 31, 2005. Please note that the opinions of the advisors do not necessarily reflect those of UBS Global Asset Management (US) Inc.

In a year marked by record high oil prices, geopolitical events and mixed economic data, investors generally remained focused on the positive corporate profit environment, helping global stock prices move higher. Looking at the one-year reporting period as a whole, the S&P 500 Index gained 14.05% and, overseas, the MSCI EAFE Index rose 21.56%*. Most individual countries posted double-digit gains over the fiscal year. One notable exception was Japan, which remained relatively weak due to ongoing economic concerns and company-specific issues.

Bond markets also posted positive results during the reporting period. In the US, the bond market achieved this performance while overcoming steadily rising short-term interest rates and inflationary fears. After beginning its current tightening cycle on June 30, 2004, the Federal Reserve Board (the "Fed") raised its target for the federal funds rate, the rate banks charge each other for overnight loans, in 0.25% increments eight additional times over the fiscal year. All told, the Fed's rate hikes brought the federal funds rate from 1.00% to 3.25%. After the reporting period ended, the Fed again raised rates in August 2005, bringing the federal funds rate to 3.50%. Despite these headwinds, the US bond market, as measured by the Lehman Brothers Aggregate Bond Index, returned a positive 4.79% over the reporting period. Global bond markets, as measured by the J.P. Morgan Global Government Bond Index (hedged), returned 7.56%.

While the financial markets produced generally solid returns over the fiscal year, there are conflicting views regarding what lies ahead. As a result, we feel strongly that investors should focus on the foundations of sound investing, which include maintaining a diversified portfolio and a long-term perspective. Your financial advisor can be instrumental in helping you keep focused on your investment goals. The PACE Portfolios can be a key component of your portfolio, as they offer a wide choice of actively managed investments that allow you to take advantage of ever-changing market opportunities.

As always, we appreciate the opportunity to help you achieve your financial goals. If you have any questions about the UBS PACE Program or about UBS PACE Select Advisors Trust, please contact your financial advisor.

Sincerely,

/s/ W. Douglas Beck, CFA

W. DOUGLAS BECK, CFA
PRESIDENT
UBS PACE Select Advisors Trust
EXECUTIVE DIRECTOR
UBS Global Asset Management (US) Inc.

* The Standard and Poor's 500 Composite Stock Price Index ('S&P 500 Index') is composed of 500 common stocks that are selected by Standard and Poor's, a division of The McGraw-Hill Companies, Inc. It is a widely followed gauge of US stock market performance. The MSCI Europe, Australasia, and Far East Index ('MSCI EAFE Index') is a widely followed gauge of non-US stock market performance.

     This report is intended to assist investors in understanding how the Portfolios performed during the fiscal year ended July 31, 2005. The views expressed in the Advisors' Comments sections are as of the end of the reporting period, reflect performance results gross of fees and expenses, and are those of the investment advisors. Advisor's comments on portfolios that have more than one manager are reflective of their portion of the portfolio only. The views and opinions in this report were current as of September 15, 2005. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the Advisors reserve the right to change their views about individual securities, sectors and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of a Portfolio's future investment intent.

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                                                                               3

UBS PACE SELECT ADVISORS TRUST

UBS PACE MONEY MARKET INVESTMENTS

PERFORMANCE

For the fiscal year ended July 31, 2005, the Portfolio returned 1.80% (before the deduction of the maximum UBS PACE program fee; after the deduction of the maximum program fee, the Portfolio returned 0.29%.) In comparison, the 90-Day US T-Bill Index and the Lipper Money Market Funds median returned 2.20% and 1.60%, respectively. (Returns over various time periods are shown in the "Performance At A Glance" table on page 6. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions.)

MARKET REVIEW

The US economy faced a number of challenges during the reporting period, including record high energy prices, rising interest rates, a mixed job market, uncertainty surrounding the US presidential election and geopolitical events. Despite these issues, the economy proved to be surprisingly resilient. Following a 3.3% gain in the second quarter of 2004, gross domestic product (GDP) was a robust 4.0% in the third quarter and 3.8% in both the fourth quarter of 2004 and the first quarter of 2005. The preliminary estimate for second quarter GDP growth was 3.3%, a slight decline from previous quarters, but still a solid number.

Given the strength of the economy, it became increasingly clear that the Federal Reserve Board's (the "Fed") accommodative monetary policy would change, and it would begin to raise interest rates in an attempt to ward off a potential increase in inflation. As expected, the Fed raised the federal funds rate (or "fed funds" rate)--the rate that banks charge one another for funds they borrow on an overnight basis--from 1.00% to 1.25% at the end of June 2004. This was the first rate hike in four years.

The Fed again raised rates in 0.25% increments on eight more occasions over the fiscal year, bringing the fed funds rate to 3.25%. Coinciding with its last rate hike in June 2005, the Fed said, "Although energy prices have risen further, the expansion remains firm and labor market conditions continue to improve gradually. Pressures on inflation have stayed elevated, but longer-term inflation expectations remain well contained." The Fed also said it expected to raise rates at a "measured" pace, which it did by raising rates another 0.25% to 3.50% on August 9, after the period closed.

ADVISOR'S COMMENTS

For the first half of the fiscal year, we employed a "barbell" strategy by purchasing securities at both ends of the maturity spectrum. Our longer-term securities, with maturities up to one year, were used to lock in higher rates, while our shorter-term securities, with maturities of one month or less, provided liquidity and gave us the ability to reinvest at higher yields as the Fed increased interest rates.

However, as the period progressed, we let the Portfolio's weighted average maturity drift shorter, in order to take advantage of the rising rate environment. In particular, we targeted securities maturing around the dates of the Fed meetings in order to maximize our ability to capture higher yields. We also moved from our barbell structure to a more "bulleted" yield curve position, in which we emphasized securities with three- to six-month maturities. Generally, a bullet strategy performs better in a rising-rate environment.

We maintained our strategy of emphasizing quality and liquidity throughout the year. In doing so, we continued to concentrate a portion of the Portfolio's holdings in high-quality sectors, including US government and agency securities, certificates of deposit and short-term corporate obligations. We also held a large portion of the Portfolio in commercial paper which, in the environment that characterized much of the period, offered a yield advantage. This positioning helped maintain the Portfolio's overall level of diversification and allowed us to meet our liquidity requirements.

[SIDENOTE]

UBS PACE SELECT ADVISORS TRUST - UBS PACE MONEY MARKET INVESTMENTS

INVESTMENT ADVISOR:

UBS Global Asset Management (US) Inc.

PORTFOLIO MANAGER:

Michael H. Markowitz

OBJECTIVE:

Current income consistent with preservation of capital and liquidity.

INVESTMENT PROCESS:

The Portfolio is a money market mutual fund and seeks to maintain a stable price of $1.00 per share, although it may be possible to lose money by investing in this Portfolio. The Portfolio invests in a diversified portfolio of high-quality money market instruments of governmental and private issuers. Security selection is based on the assessment of relative values and changes in market and economic conditions.

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4
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UBS PACE SELECT ADVISORS TRUST

UBS PACE MONEY MARKET INVESTMENTS

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE PORTFOLIO AND THE 90-DAY U.S. T-BILL INDEX

                  UBS PACE MONEY MARKET INVESTMENTS         UBS PACE MONEY MARKET INVESTMENTS
                (WITHOUT MAXIMUM UBS PACE PROGRAM FEE)     (WITH MAXIMUM UBS PACE PROGRAM FEE)     90-DAY U.S. T-BILL INDEX
Aug-1995                     $  10,000                                  $  10,000                         $  10,000
Sep-1995                     $  10,045                                  $  10,033                         $  10,045
Oct-1995                     $  10,090                                  $  10,065                         $  10,091
Nov-1995                     $  10,134                                  $  10,096                         $  10,135
Dec-1995                     $  10,179                                  $  10,129                         $  10,182
Jan-1996                     $  10,223                                  $  10,160                         $  10,228
Feb-1996                     $  10,263                                  $  10,187                         $  10,269
Mar-1996                     $  10,306                                  $  10,216                         $  10,313
Apr-1996                     $  10,347                                  $  10,244                         $  10,355
May-1996                     $  10,389                                  $  10,273                         $  10,400
Jun-1996                     $  10,431                                  $  10,302                         $  10,444
Jul-1996                     $  10,475                                  $  10,332                         $  10,489
Aug-1996                     $  10,518                                  $  10,362                         $  10,535
Sep-1996                     $  10,561                                  $  10,391                         $  10,580
Oct-1996                     $  10,605                                  $  10,421                         $  10,626
Nov-1996                     $  10,649                                  $  10,452                         $  10,671
Dec-1996                     $  10,693                                  $  10,481                         $  10,717
Jan-1997                     $  10,738                                  $  10,512                         $  10,763
Feb-1997                     $  10,779                                  $  10,540                         $  10,805
Mar-1997                     $  10,825                                  $  10,571                         $  10,852
Apr-1997                     $  10,871                                  $  10,603                         $  10,898
May-1997                     $  10,918                                  $  10,636                         $  10,947
Jun-1997                     $  10,965                                  $  10,668                         $  10,993
Jul-1997                     $  11,013                                  $  10,701                         $  11,040
Aug-1997                     $  11,062                                  $  10,735                         $  11,088
Sep-1997                     $  11,109                                  $  10,768                         $  11,135
Oct-1997                     $  11,158                                  $  10,801                         $  11,183
Nov-1997                     $  11,206                                  $  10,835                         $  11,230
Dec-1997                     $  11,257                                  $  10,870                         $  11,279
Jan-1998                     $  11,307                                  $  10,904                         $  11,329
Feb-1998                     $  11,353                                  $  10,935                         $  11,374
Mar-1998                     $  11,403                                  $  10,969                         $  11,424
Apr-1998                     $  11,451                                  $  11,002                         $  11,473
May-1998                     $  11,501                                  $  11,036                         $  11,522
Jun-1998                     $  11,550                                  $  11,070                         $  11,570
Jul-1998                     $  11,601                                  $  11,104                         $  11,619
Aug-1998                     $  11,652                                  $  11,139                         $  11,668
Sep-1998                     $  11,701                                  $  11,172                         $  11,716
Oct-1998                     $  11,749                                  $  11,204                         $  11,763
Nov-1998                     $  11,795                                  $  11,234                         $  11,806
Dec-1998                     $  11,844                                  $  11,266                         $  11,850
Jan-1999                     $  11,890                                  $  11,296                         $  11,894
Feb-1999                     $  11,931                                  $  11,322                         $  11,935
Mar-1999                     $  11,977                                  $  11,350                         $  11,980
Apr-1999                     $  12,021                                  $  11,378                         $  12,025
May-1999                     $  12,068                                  $  11,407                         $  12,071
Jun-1999                     $  12,113                                  $  11,436                         $  12,116
Jul-1999                     $  12,161                                  $  11,467                         $  12,163
Aug-1999                     $  12,211                                  $  11,499                         $  12,211
Sep-1999                     $  12,260                                  $  11,531                         $  12,259
Oct-1999                     $  12,311                                  $  11,565                         $  12,309
Nov-1999                     $  12,362                                  $  11,599                         $  12,359
Dec-1999                     $  12,418                                  $  11,637                         $  12,411
Jan-2000                     $  12,475                                  $  11,675                         $  12,466
Feb-2000                     $  12,529                                  $  11,711                         $  12,519
Mar-2000                     $  12,587                                  $  11,750                         $  12,578
Apr-2000                     $  12,645                                  $  11,790                         $  12,637
May-2000                     $  12,707                                  $  11,833                         $  12,699
Jun-2000                     $  12,771                                  $  11,877                         $  12,758
Jul-2000                     $  12,837                                  $  11,924                         $  12,820
Aug-2000                     $  12,904                                  $  11,972                         $  12,884
Sep-2000                     $  12,970                                  $  12,018                         $  12,948
Oct-2000                     $  13,038                                  $  12,065                         $  13,016
Nov-2000                     $  13,104                                  $  12,112                         $  13,082
Dec-2000                     $  13,173                                  $  12,160                         $  13,151
Jan-2001                     $  13,238                                  $  12,204                         $  13,219
Feb-2001                     $  13,293                                  $  12,241                         $  13,276
Mar-2001                     $  13,350                                  $  12,277                         $  13,334
Apr-2001                     $  13,402                                  $  12,309                         $  13,385
May-2001                     $  13,450                                  $  12,338                         $  13,434
Jun-2001                     $  13,494                                  $  12,363                         $  13,478
Jul-2001                     $  13,536                                  $  12,386                         $  13,520
Aug-2001                     $  13,576                                  $  12,407                         $  13,561
Sep-2001                     $  13,611                                  $  12,424                         $  13,600
Oct-2001                     $  13,641                                  $  12,435                         $  13,636
Nov-2001                     $  13,667                                  $  12,444                         $  13,665
Dec-2001                     $  13,691                                  $  12,450                         $  13,689
Jan-2002                     $  13,712                                  $  12,452                         $  13,710
Feb-2002                     $  13,729                                  $  12,454                         $  13,728
Mar-2002                     $  13,748                                  $  12,455                         $  13,749
Apr-2002                     $  13,766                                  $  12,456                         $  13,768
May-2002                     $  13,784                                  $  12,456                         $  13,789
Jun-2002                     $  13,802                                  $  12,457                         $  13,809
Jul-2002                     $  13,819                                  $  12,457                         $  13,829
Aug-2002                     $  13,836                                  $  12,456                         $  13,849
Sep-2002                     $  13,852                                  $  12,455                         $  13,868
Oct-2002                     $  13,868                                  $  12,454                         $  13,887
Nov-2002                     $  13,882                                  $  12,451                         $  13,905
Dec-2002                     $  13,894                                  $  12,446                         $  13,922
Jan-2003                     $  13,904                                  $  12,439                         $  13,937
Feb-2003                     $  13,912                                  $  12,432                         $  13,950
Mar-2003                     $  13,921                                  $  12,424                         $  13,964
Apr-2003                     $  13,930                                  $  12,416                         $  13,977
May-2003                     $  13,938                                  $  12,408                         $  13,991
Jun-2003                     $  13,946                                  $  12,399                         $  14,003
Jul-2003                     $  13,952                                  $  12,389                         $  14,016
Aug-2003                     $  13,957                                  $  12,378                         $  14,027
Sep-2003                     $  13,963                                  $  12,368                         $  14,038
Oct-2003                     $  13,969                                  $  12,357                         $  14,049
Nov-2003                     $  13,974                                  $  12,347                         $  14,060
Dec-2003                     $  13,980                                  $  12,337                         $  14,071
Jan-2004                     $  13,986                                  $  12,326                         $  14,082
Feb-2004                     $  13,991                                  $  12,316                         $  14,093
Mar-2004                     $  13,997                                  $  12,305                         $  14,104
Apr-2004                     $  14,002                                  $  12,295                         $  14,115
May-2004                     $  14,008                                  $  12,284                         $  14,126
Jun-2004                     $  14,015                                  $  12,275                         $  14,137
Jul-2004                     $  14,023                                  $  12,267                         $  14,151
Aug-2004                     $  14,033                                  $  12,256                         $  14,166
Sep-2004                     $  14,045                                  $  12,251                         $  14,183
Oct-2004                     $  14,059                                  $  12,248                         $  14,202
Nov-2004                     $  14,075                                  $  12,246                         $  14,222
Dec-2004                     $  14,093                                  $  12,247                         $  14,246
Jan-2005                     $  14,114                                  $  12,250                         $  14,271
Feb-2005                     $  14,135                                  $  12,252                         $  14,296
Mar-2005                     $  14,159                                  $  12,258                         $  14,326
Apr-2005                     $  14,185                                  $  12,265                         $  14,357
May-2005                     $  14,214                                  $  12,275                         $  14,392
Jun-2005                     $  14,243                                  $  12,285                         $  14,425
Jul-2005                     $  14,276                                  $  12,302                         $  14,462

The graph depicts the performance of UBS PACE Money Market Investments versus the 90-Day U.S. T-Bill Index from the closest month end after the inception date of the Class P shares, August 31, 1995, through July 31, 2005. Past performance does not predict future performance and the performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions. It is important to note that UBS PACE Money Market Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

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                                                                               5

UBS PACE SELECT ADVISORS TRUST

UBS PACE MONEY MARKET INVESTMENTS

PERFORMANCE AT A GLANCE (UNAUDITED)

                                                                                                      SINCE
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED 7/31/05     6 MONTHS       1 YEAR        5 YEARS     INCEPTION^
--------------------------------------------------------------------------------------------------------------
UBS PACE Money Market Investments without maximum
UBS PACE program fee*                                        1.15%         1.80%         2.15%         3.66%
UBS PACE Money Market Investments with maximum UBS
PACE program fee*                                            0.39          0.29          0.63          2.11
90-Day U.S. T-Bill Index**                                   1.34          2.20          2.44          3.79
Lipper Money Market Funds median                             1.05          1.60          1.91          3.47

Average annual total returns for periods ended June 30, 2005, after deduction of the maximum UBS PACE program fee, were as follows: 1-year period, 0.12%; 5-year period, 0.68%; since inception, 2.12%.

For UBS PACE Money Market Investments, the 7-day current yield for the period ended July 31, 2005 was 2.75%, without maximum UBS PACE program fee. With the maximum UBS PACE program fee, the 7-day current yield was 1.25%. The Portfolio's yield quotation more closely reflects the current earnings of the Portfolio than the total return quotation. Yields will fluctuate and reflect fee waivers.

^ Since inception returns are calculated as of commencement of issuance on August 24, 1995 for UBS PACE Money Market Investments. Inception returns for the Index and Lipper median are as of the nearest month-end of the Portfolio's inception: August 31, 1995.

* The maximum annual UBS PACE program fee is 1.5% of the value of UBS PACE assets.

** 90-Day U.S. T-Bills are promissory notes issued by the U.S. Treasury and sold through competitive bidding, with a short-term maturity date, in this case, of three months. This Index is derived from secondary market interest rates as published by the Federal Reserve Bank.

Past performance does not predict future performance and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions. The return of an investment will fluctuate and the principal value of an investment could fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the payable dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

AN INVESTMENT IN UBS PACE MONEY MARKET INVESTMENTS IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO.

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6

UBS PACE SELECT ADVISORS TRUST

UBS PACE MONEY MARKET INVESTMENTS

UNDERSTANDING YOUR PORTFOLIO'S EXPENSES (UNAUDITED)

As a shareholder of the Portfolio, you incur two types of costs: (1) ongoing program fees; and (2) ongoing Portfolio costs, including management fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, February 1, 2005 to July 31, 2005.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any transactional costs (e.g., sales loads) or program fees. Therefore, the second line in the table is useful in comparing ongoing Portfolio costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs or program fees were included, your costs would have been higher.

                                                                          BEGINNING            ENDING            EXPENSES PAID
                                                                        ACCOUNT VALUE       ACCOUNT VALUE        DURING PERIOD*
                                                                       FEBRUARY 1, 2005     JULY 31, 2005      2/1/05 TO 7/31/05
--------------------------------------------------------------------------------------------------------------------------------
Class P           Actual                                               $       1,000.00     $    1,011.50      $            2.99
                  Hypothetical (5% annual return before expenses)              1,000.00          1,021.82                   3.01

* Expenses are equal to the Portfolio's annualized net expense ratio of 0.60%, multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half year period).

--------------------------------------------------------------------------------

UBS PACE SELECT ADVISORS TRUST

UBS PACE MONEY MARKET INVESTMENTS

PORTFOLIO STATISTICS (UNAUDITED)

CHARACTERISTICS                                                                  7/31/05
----------------------------------------------------------------------------------------
Net Assets (mm)                                                               $    227.5
Number of Securities (excluding U.S. Government Agency
Obligations)                                                                          59
Weighted Average Maturity                                                        33 days

PORTFOLIO COMPOSITION*                                                           7/31/05
----------------------------------------------------------------------------------------
Commercial Paper                                                                    65.3%
Certificates of Deposit                                                             19.1
U.S. Government Agency Obligations                                                   8.3
Short-Term Corporate Obligations                                                     5.2
Bank Note                                                                            1.8
Repurchase Agreement                                                                 0.3
Money Market Funds                                                                   0.2
Other Assets Less Liabilities                                                       (0.2)
----------------------------------------------------------------------------------------
Total                                                                              100.0%
----------------------------------------------------------------------------------------

TOP 10 SECURITIES (EXCLUDING U.S. GOVERNMENT AGENCY OBLIGATIONS)*                7/31/05
----------------------------------------------------------------------------------------
Scaldis Capital                                                                      2.8%
First Tennessee Bank                                                                 2.4
Beta Finance                                                                         2.4
Calyon                                                                               2.2
American Express                                                                     2.2
National City Bank                                                                   2.2
Washington Mutual Bank                                                               2.2
Atlantis One                                                                         2.2
Windmill Funding                                                                     2.2
Bear Stearns                                                                         2.2
----------------------------------------------------------------------------------------
Total                                                                               23.0%
----------------------------------------------------------------------------------------

* Weightings represent percentages of the Portfolio's net assets as of July 31, 2005. The Portfolio is actively managed and its composition will vary over time.

--------------------------------------------------------------------------------
8

UBS PACE SELECT ADVISORS TRUST

UBS PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS

PERFORMANCE

For the fiscal year ended July 31, 2005, the Portfolio's Class P shares returned 4.11% (before the deduction of the maximum UBS PACE program fee; 2.56% after the deduction of the maximum program fee), compared with the Lehman Brothers Mortgage-Backed Securities Index return of 4.67% and the 3.14% return of the Lipper Intermediate US Government Funds median. (Returns for all share classes over various time periods are shown in the "Performance At A Glance" table on page 11. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.)

MARKET REVIEW

During the first half of the fiscal year, most major fixed income sectors posted gains, with bonds showing unexpected strength despite several major headwinds. These included an expanding US fiscal deficit, a falling US dollar and market perceptions that interest rates were bound to rise from levels near historic lows. However, during the start of 2005, bonds lost ground due to rising interest rates and increasing credit concerns in the auto sector.

In the latter part of the reporting period, bonds rebounded as risk appetites for credit-sensitive assets revived. The unusual phenomenon of falling yields on longer-dated obligations amid a tightening cycle of an increasing federal funds rate (or "fed funds" rate)--the rate that banks charge one another for funds they borrow on an overnight basis--was dubbed a "conundrum" by Federal Reserve Board (the "Fed") Chairman Greenspan. This situation was driven by several factors: weakness in manufacturing data that signaled a potential slowdown in the US economy; Asian central banks buying Treasuries to keep their currencies from appreciating versus the US dollar; and demand from US pension funds looking to reduce the mismatch between their assets and liabilities. However, most of the rebound was given up in July as Treasury yields moved higher. This occurred due to signs of stronger economic data and Mr. Greenspan's testimony to Congress asserting that the economy was in a sustained expansion and that more fed funds rate increases would be needed to preserve economic growth and keep inflation in check.

During the fiscal year, the Fed continued to raise the fed funds rate at a measured pace, increasing it from 1.00% to 3.25% through the end of the period, and again to 3.50% on August 9, after the period closed. The Fed still noted inflation pressure, while oil prices surged to $60 a barrel during the period and other commodity prices climbed as well.

ADVISOR'S COMMENTS

During the fiscal year, the Portfolio generated positive returns, but still slightly lagged its Index. As fears of an aggressive Fed tightening campaign subsided, mortgages performed well during the period, as strong demand from banks and other financial institutions in the US and overseas helped support the sector. Demand for the excess yield that mortgages provide versus Treasury securities remained the primary driver of mortgage valuations. Interest rates that remained in a fairly narrow range and low net issuance supported the mortgage sector's performance. The path to excess returns was not without rough spots during the fiscal year, as the mortgage sector failed to keep pace when Treasury yields declined during times when interest rates were volatile.

During the fiscal year, Federal National Mortgage Association (Fannie Mae) and Federal Home Loan Mortgage Corporation (Freddie Mac) issues continued to be supported by strong overseas buying, and generally outperformed their Government National Mortgage Association (Ginnie Mae) counterparts. Also, 15-year maturity mortgages generally outperformed 30-year securities. Within both the 15- and 30-year sectors, low and intermediate-term coupon securities tended to outperform higher coupons. Out-of-Index sectors,

[SIDENOTE]

UBS PACE SELECT ADVISORS TRUST - UBS PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS

INVESTMENT ADVISOR:

Pacific Investment Management Company LLC ("PIMCO")

PORTFOLIO MANAGER:

W. Scott Simon

OBJECTIVE:

Current income

INVESTMENT PROCESS:

The Portfolio invests primarily in mortgage-backed securities along with US government and agency securities of varying maturities. The Portfolio also invests, to a lesser extent, in investment grade bonds of private issuers, including those backed by mortgages or other assets. The Portfolio's dollar-weighted average duration normally ranges between one and seven years. (Duration is a measure of a bond portfolio's sensitivity to interest rate changes.) PIMCO establishes duration targets based on its expectations for changes in interest rates, and then positions the Portfolio to take advantage of yield curve shifts. Securities are chosen for their value relative to other similar securities.

--------------------------------------------------------------------------------

UBS PACE SELECT ADVISORS TRUST

UBS PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS

ADVISOR'S COMMENTS - CONCLUDED

including agency hybrid mortgages and agency collateralized mortgage obligations
(CMOs) performed in line with pass-through mortgage securities for most of the period.

In this environment, tactical duration moves hurt Portfolio performance, because interest rates were so volatile. An underweight to premium 30-year conventional (Fannie Mae and Freddie Mac) issues also detracted from results as these securities outperformed lower coupons. However, our focus on 15-year 5.0% coupon mortgages helped performance, as these issues outperformed. In the mortgage sector, a focus on lower coupons was positive, as these issues outperformed higher-coupon mortgages. Buying mortgages forward and investing the purchase amount at relatively high short-term rates also added to returns. In addition, modest allocations to adjustable rate mortgages and asset-backed securities enhanced results.

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE CLASS P SHARES OF THE PORTFOLIO AND THE LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX

                UBS PACE GOVERNMENT SECURITIES       UBS PACE GOVERNMENT SECURITIES
                   FIXED INCOME INVESTMENTS             FIXED INCOME INVESTMENTS
                  (BEFORE DEDUCTING MAXIMUM            (AFTER DEDUCTING MAXIMUM             LEHMAN BROTHERS MORTGAGE-BACKED
                     UBS PACE PROGRAM FEE)                UBS PACE PROGRAM FEE)                   SECURITIES INDEX
Aug-1995                   $  10,000                            $  10,000                            $  10,000
Aug-1995                   $  10,008                            $  10,005                            $  10,073
Sep-1995                   $  10,050                            $  10,034                            $  10,162
Oct-1995                   $  10,219                            $  10,190                            $  10,252
Nov-1995                   $  10,343                            $  10,301                            $  10,369
Dec-1995                   $  10,493                            $  10,437                            $  10,499
Jan-1996                   $  10,552                            $  10,483                            $  10,578
Feb-1996                   $  10,402                            $  10,321                            $  10,490
Mar-1996                   $  10,354                            $  10,260                            $  10,452
Apr-1996                   $  10,297                            $  10,191                            $  10,423
May-1996                   $  10,301                            $  10,182                            $  10,392
Jun-1996                   $  10,427                            $  10,294                            $  10,535
Jul-1996                   $  10,435                            $  10,289                            $  10,574
Aug-1996                   $  10,460                            $  10,301                            $  10,574
Sep-1996                   $  10,627                            $  10,452                            $  10,751
Oct-1996                   $  10,837                            $  10,645                            $  10,962
Nov-1996                   $  11,012                            $  10,804                            $  11,119
Dec-1996                   $  10,940                            $  10,720                            $  11,060
Jan-1997                   $  10,993                            $  10,758                            $  11,143
Feb-1997                   $  11,019                            $  10,770                            $  11,180
Mar-1997                   $  10,927                            $  10,667                            $  11,074
Apr-1997                   $  11,090                            $  10,813                            $  11,251
May-1997                   $  11,185                            $  10,891                            $  11,361
Jun-1997                   $  11,310                            $  11,000                            $  11,494
Jul-1997                   $  11,522                            $  11,192                            $  11,710
Aug-1997                   $  11,495                            $  11,151                            $  11,682
Sep-1997                   $  11,624                            $  11,262                            $  11,830
Oct-1997                   $  11,771                            $  11,391                            $  11,962
Nov-1997                   $  11,827                            $  11,430                            $  12,001
Dec-1997                   $  11,929                            $  11,514                            $  12,110
Jan-1998                   $  12,034                            $  11,601                            $  12,231
Feb-1998                   $  12,049                            $  11,601                            $  12,256
Mar-1998                   $  12,089                            $  11,626                            $  12,308
Apr-1998                   $  12,156                            $  11,676                            $  12,378
May-1998                   $  12,252                            $  11,752                            $  12,460
Jun-1998                   $  12,326                            $  11,809                            $  12,520
Jul-1998                   $  12,374                            $  11,840                            $  12,583
Aug-1998                   $  12,515                            $  11,960                            $  12,698
Sep-1998                   $  12,624                            $  12,049                            $  12,852
Oct-1998                   $  12,586                            $  11,998                            $  12,835
Nov-1998                   $  12,623                            $  12,018                            $  12,899
Dec-1998                   $  12,694                            $  12,071                            $  12,955
Jan-1999                   $  12,796                            $  12,152                            $  13,046
Feb-1999                   $  12,718                            $  12,063                            $  12,994
Mar-1999                   $  12,804                            $  12,129                            $  13,081
Apr-1999                   $  12,848                            $  12,156                            $  13,142
May-1999                   $  12,782                            $  12,078                            $  13,068
Jun-1999                   $  12,707                            $  11,992                            $  13,022
Jul-1999                   $  12,625                            $  11,900                            $  12,934
Aug-1999                   $  12,609                            $  11,871                            $  12,934
Sep-1999                   $  12,804                            $  12,038                            $  13,143
Oct-1999                   $  12,849                            $  12,066                            $  13,219
Nov-1999                   $  12,863                            $  12,064                            $  13,226
Dec-1999                   $  12,823                            $  12,011                            $  13,194
Jan-2000                   $  12,769                            $  11,946                            $  13,079
Feb-2000                   $  12,953                            $  12,103                            $  13,231
Mar-2000                   $  13,119                            $  12,243                            $  13,375
Apr-2000                   $  13,128                            $  12,236                            $  13,385
May-2000                   $  13,093                            $  12,188                            $  13,391
Jun-2000                   $  13,348                            $  12,410                            $  13,678
Jul-2000                   $  13,427                            $  12,468                            $  13,766
Aug-2000                   $  13,622                            $  12,633                            $  13,975
Sep-2000                   $  13,745                            $  12,731                            $  14,120
Oct-2000                   $  13,861                            $  12,823                            $  14,222
Nov-2000                   $  14,091                            $  13,019                            $  14,435
Dec-2000                   $  14,296                            $  13,192                            $  14,668
Jan-2001                   $  14,640                            $  13,492                            $  14,896
Feb-2001                   $  14,825                            $  13,646                            $  14,982
Mar-2001                   $  14,854                            $  13,656                            $  15,069
Apr-2001                   $  14,848                            $  13,632                            $  15,089
May-2001                   $  14,969                            $  13,726                            $  15,190
Jun-2001                   $  15,004                            $  13,741                            $  15,222
Jul-2001                   $  15,335                            $  14,028                            $  15,492
Aug-2001                   $  15,468                            $  14,131                            $  15,629
Sep-2001                   $  15,671                            $  14,299                            $  15,863
Oct-2001                   $  15,893                            $  14,483                            $  16,082
Nov-2001                   $  15,747                            $  14,332                            $  15,934
Dec-2001                   $  15,681                            $  14,254                            $  15,874
Jan-2002                   $  15,804                            $  14,348                            $  16,021
Feb-2002                   $  15,963                            $  14,474                            $  16,203
Mar-2002                   $  15,804                            $  14,312                            $  16,031
Apr-2002                   $  16,074                            $  14,539                            $  16,335
May-2002                   $  16,178                            $  14,614                            $  16,454
Jun-2002                   $  16,317                            $  14,721                            $  16,589
Jul-2002                   $  16,538                            $  14,902                            $  16,779
Aug-2002                   $  16,627                            $  14,963                            $  16,911
Sep-2002                   $  16,755                            $  15,060                            $  17,031
Oct-2002                   $  16,793                            $  15,076                            $  17,096
Nov-2002                   $  16,678                            $  14,954                            $  17,084
Dec-2002                   $  16,781                            $  15,027                            $  17,263
Jan-2003                   $  16,823                            $  15,046                            $  17,305
Feb-2003                   $  16,902                            $  15,098                            $  17,421
Mar-2003                   $  16,942                            $  15,115                            $  17,422
Apr-2003                   $  17,029                            $  15,173                            $  17,495
May-2003                   $  17,030                            $  15,154                            $  17,509
Jun-2003                   $  17,085                            $  15,185                            $  17,538
Jul-2003                   $  16,761                            $  14,878                            $  17,209
Aug-2003                   $  16,900                            $  14,983                            $  17,332
Sep-2003                   $  17,165                            $  15,199                            $  17,627
Oct-2003                   $  17,109                            $  15,131                            $  17,566
Nov-2003                   $  17,173                            $  15,168                            $  17,603
Dec-2003                   $  17,277                            $  15,241                            $  17,792
Jan-2004                   $  17,407                            $  15,336                            $  17,903
Feb-2004                   $  17,550                            $  15,443                            $  18,054
Mar-2004                   $  17,613                            $  15,479                            $  18,133
Apr-2004                   $  17,319                            $  15,201                            $  17,811
May-2004                   $  17,269                            $  15,139                            $  17,772
Jun-2004                   $  17,414                            $  15,246                            $  17,929
Jul-2004                   $  17,595                            $  15,386                            $  18,090
Aug-2004                   $  17,845                            $  15,585                            $  18,369
Sep-2004                   $  17,879                            $  15,595                            $  18,396
Oct-2004                   $  17,995                            $  15,676                            $  18,545
Nov-2004                   $  17,951                            $  15,619                            $  18,499
Dec-2004                   $  18,044                            $  15,680                            $  18,628
Jan-2005                   $  18,126                            $  15,732                            $  18,727
Feb-2005                   $  18,020                            $  15,620                            $  18,641
Mar-2005                   $  18,024                            $  15,604                            $  18,606
Apr-2005                   $  18,222                            $  15,756                            $  18,812
May-2005                   $  18,345                            $  15,843                            $  18,961
Jun-2005                   $  18,407                            $  15,876                            $  19,029
Jul-2005                   $  18,318                            $  15,780                            $  18,933

The graph depicts the performance of UBS PACE Government Securities Fixed Income Investments Class P shares versus the Lehman Brothers Mortgage-Backed Securities Index from August 24, 1995, which is the inception date of the Class P shares, through July 31, 2005. The performance of the other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes. Past performance does not predict future performance and the performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. It is important to note that UBS PACE Government Securities Fixed Income Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

--------------------------------------------------------------------------------
10

UBS PACE SELECT ADVISORS TRUST

UBS PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS

PERFORMANCE AT A GLANCE (UNAUDITED)

                                                                                                                    SINCE
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED 7/31/05                    6 MONTHS       1 YEAR       5 YEARS     INCEPTION^
----------------------------------------------------------------------------------------------------------------------------
Before Deducting                                Class A*                     1.03%         3.97%         N/A         4.87%
Maximum Sales Charge                            Class B**                    0.64          3.17          N/A         4.53
or UBS PACE Program Fee                         Class C***                   0.76          3.40          N/A         5.00
                                                Class Y****                  1.16          4.24          N/A         5.19
                                                Class P*****                 1.06          4.11         6.41%        6.28

After Deducting                                 Class A*                    -3.55         -0.68          N/A         3.79
Maximum Sales Charge                            Class B**                   -4.33         -1.83          N/A         4.16
or UBS PACE Program Fee                         Class C***                   0.01          2.65          N/A         5.00
                                                Class P*****                 0.31          2.56         4.82         4.70

Lehman Brothers Mortgage-Backed Securities Index                             1.10          4.67         6.58         6.63

Lipper Intermediate US Government Funds median                               0.62          3.14         5.60         5.64

Average annual total returns for periods ended June 30, 2005, after deduction of the maximum sales charge or UBS PACE program fee, were as follows: Class A--1-year period, 0.66%; since inception, 3.97%; Class B--1-year period, -0.41%; since inception, 4.36%; Class C--1-year period, 4.16%; since inception, 5.21%; Class Y--1-year period, 5.75%; since inception, 5.39%; Class P--1-year period, 4.12%; 5-year period, 5.05%; since inception, 4.80%.

^ Since inception returns are calculated as of commencement of issuance or reissuance on August 24, 1995 for Class P shares, January 31, 2001 for Class A shares, December 18, 2000 for Class B shares, December 4, 2000 for Class C shares and February 2, 2001 for Class Y shares. Since inception returns for the Index and Lipper median are shown as of August 24, 1995, which is the inception date of the oldest share class (Class P).

* Maximum sales charge for Class A shares is 4.5%. Class A shares bear ongoing 12b-1 service fees.

** Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

*** Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

**** The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

***** Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual UBS PACE program fee of 1.5% of the value of Class P shares.

The Lehman Brothers Mortgage-Backed Securities Index covers fixed rate securitized issues backed by the mortgage pools of the Government National Mortgage Association, the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association. Graduated Payment Mortgages are included, but Graduated Equity Mortgages are not. The average-weighted life is approximately eight years.

Past performance does not predict future performance and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

--------------------------------------------------------------------------------

UBS PACE SELECT ADVISORS TRUST

UBS PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS

UNDERSTANDING YOUR PORTFOLIO'S EXPENSES (UNAUDITED)

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs (as applicable), including sales charges (loads), or ongoing program fees; and (2) ongoing Portfolio costs, including management fees; service and/or distribution (12b-1) fees (if applicable); and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, February 1, 2005 to July 31, 2005.

ACTUAL EXPENSES

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each class of shares under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads), or program fees. Therefore, the second line in the table for each class of shares is useful in comparing ongoing Portfolio costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs or program fees were included, your costs would have been higher.

                                                                          BEGINNING          ENDING         EXPENSES PAID
                                                                        ACCOUNT VALUE     ACCOUNT VALUE     DURING PERIOD*
                                                                       FEBRUARY 1, 2005   JULY 31, 2005   2/1/05 TO 7/31/05
---------------------------------------------------------------------------------------------------------------------------
Class A              Actual                                            $       1,000.00   $    1,010.30   $            5.38
                     Hypothetical (5% annual return before expenses)           1,000.00        1,019.44                5.41
Class B              Actual                                                    1,000.00        1,006.40                9.15
                     Hypothetical (5% annual return before expenses)           1,000.00        1,015.67                9.20
Class C              Actual                                                    1,000.00        1,007.60                8.06
                     Hypothetical (5% annual return before expenses)           1,000.00        1,016.76                8.10
Class Y              Actual                                                    1,000.00        1,011.60                3.79
                     Hypothetical (5% annual return before expenses)           1,000.00        1,021.03                3.81
Class P              Actual                                                    1,000.00        1,010.60                4.34
                     Hypothetical (5% annual return before expenses)           1,000.00        1,020.48                4.36

*    Expenses are equal to the Portfolio's annualized net expense ratios: Class
     A: 1.08%, Class B: 1.84%, Class C: 1.62%, Class Y: 0.76%, Class P: 0.87%,
     multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half year period).

--------------------------------------------------------------------------------
12

UBS PACE SELECT ADVISORS TRUST

UBS PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS

PORTFOLIO STATISTICS (UNAUDITED)

CHARACTERISTICS                                                                  7/31/05
----------------------------------------------------------------------------------------
Weighted Average Duration                                                       3.0 yrs.
Weighted Average Maturity                                                       3.5 yrs.
Average Coupon                                                                       4.7%
Average Quality*                                                                     AAA
Net Assets (mm)                                                               $    509.8
Number of Securities                                                                 367

PORTFOLIO COMPOSITION**                                                          7/31/05
----------------------------------------------------------------------------------------
Bonds                                                                              113.8%
Options, Futures and Swaps                                                           0.0***
Cash Equivalents and Other Assets Less Liabilities                                 (13.8)
----------------------------------------------------------------------------------------
Total                                                                              100.0%
----------------------------------------------------------------------------------------

ASSET ALLOCATION**                                                               7/31/05
----------------------------------------------------------------------------------------
U.S. Government Agency Mortgage Pass-Through Certificates                          104.0%
Collateralized Mortgage Obligations                                                  6.5
Asset-Backed Securities                                                              3.0
Stripped Mortgage-Backed Securities                                                  0.3
Options, Futures and Swaps                                                           0.0***
Cash Equivalents and Other Assets Less Liabilities                                 (13.8)
----------------------------------------------------------------------------------------
Total                                                                              100.0%
----------------------------------------------------------------------------------------

* Credit quality rating shown is based on the ratings assigned to portfolio holdings by Standard & Poor's Ratings Group, an independent rating agency.

** Weightings represent percentages of the Portfolio's net assets as of July 31, 2005. The Portfolio is actively managed and its composition will vary over time.

*** Weightings represent less than 0.05% of the Portfolio's net assets as of July 31, 2005.

--------------------------------------------------------------------------------

UBS PACE SELECT ADVISORS TRUST

UBS PACE INTERMEDIATE FIXED INCOME INVESTMENTS

PERFORMANCE

For the fiscal year ended July 31, 2005, the Portfolio's Class P shares returned 2.66% (before the deduction of the maximum UBS PACE program fee; 1.13% after the deduction of the maximum program fee), compared with the Lehman Brothers Intermediate Government/Credit Index (the "Index") return of 3.06% and the 2.41% return of the Lipper Short-Intermediate Investment Grade Debt Funds median. (Returns for all share classes over various time periods are shown in the "Performance At A Glance" table on page 16. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.)

MARKET REVIEW

With continued concerns over terrorism, the war in Iraq and the London bombings, the bond market was faced with many potential market-moving events during the fiscal year. Despite these risks, the volatility in the markets remained low throughout the period.

The rise in energy prices that emerged as a legitimate threat to the global economy earlier in the year continued during the second half of the reporting period, with crude oil prices peaking at record $60+/barrel levels by the end of July 2005. Even with predictions of a 2006 recession, the US economy didn't deteriorate in any meaningful fashion. Unemployment fell to 5% in July 2005 from 5.5% in July 2004, and gross domestic product (GDP) growth remained stable during the period.

While a stable macroeconomic environment and increased foreign demand for US Treasuries helped to keep long-term yields in a fairly narrow range, perhaps a more important factor in lower interest rate volatility was the continued discipline on the part of the Federal Reserve Board (the "Fed"). At each of its eight meetings during the fiscal year, the Fed voted to hike rates 0.25%. In August 2005, after the reporting period ended, rates were raised another 0.25%, bringing the federal funds rate (or "fed funds" rate)--the rate that banks charge one another for funds they borrow on an overnight basis--to 3.5%, with indications that further rate hikes were likely.

ADVISOR'S COMMENTS

Throughout the first half of the period, we believed that the yield curve would flatten, meaning that the difference in yields between short- and long-term bonds would decrease, and so we positioned the Portfolio accordingly. This proved to be beneficial, as yields on two-year Treasuries increased 59 basis points (bps) over the first half of the period, while 10-year yields fell by 35 bps (a basis point is 1/100 of a percentage point). In the second half of the period, we moved to a barbell yield curve strategy in which we focused on both the short and long ends of the yield curve while maintaining an underweight to intermediate maturities. This bias detracted from performance from March through June, but benefited the portfolio in July as rates increased.

The Portfolio's duration underweight versus the Index hurt performance as yields in the intermediate portion of the curve fell during the period. The yield on the 10-year Treasury fell 56 bps from July 2004 to June of 2005, but in July 2005, the 10-year Treasury increased 23 bps to 4.28% and the 5-year Treasury increased 30 bps to 4.12%.

The Portfolio maintained an allocation to mortgages during the period, which helped performance as the sector performed well. This mortgage allocation was focused on floating-rate securities and collateralized mortgage obligations
(CMOs), as we remained cautious about fixed-rate generic securities. We also maintained a position in collateralized mortgage-backed securities (CMBS) as they continued to outperform mortgage-backed securities, and we believed that CMBS provided better value relative to corporates and agencies.

The Portfolio maintained an underweight to the corporate sector throughout the fiscal year. During the first half of the period, this hurt relative performance as corporate bonds outperformed other sectors due to continued demand for higher yield. On May 5, 2005, Standard & Poor's downgraded General Motors (GM), one of the largest bond issuers in the world, to below investment grade. While this downgrade was widely anticipated after GM's much-reduced earnings forecast in March 2005, it continued to be a catalyst for the reassessment of credit

[SIDENOTE]

UBS PACE SELECT ADVISORS TRUST - UBS PACE INTERMEDIATE FIXED INCOME INVESTMENTS

INVESTMENT ADVISOR:

BlackRock Financial Management, Inc.

PORTFOLIO MANAGERS:

Team

OBJECTIVE:

Current income, consistent with reasonable stability of principal.

INVESTMENT PROCESS:

BlackRock decides to buy specific bonds based on its credit analysis and review. BlackRock strives to maintain the Portfolio's duration relative to the Lehman Brothers Intermediate Government/Credit Index. To accomplish this, BlackRock employs an analytical process that involves evaluating macroeconomic trends, technical market factors, yield-curve exposure and market volatility. Once BlackRock establishes the investment themes on duration, yield curve exposure, convexity, sector weighting, credit quality and liquidity, the Portfolio's investments are diversified by sector, subsector and security.

--------------------------------------------------------------------------------
14

UBS PACE SELECT ADVISORS TRUST

UBS PACE INTERMEDIATE FIXED INCOME INVESTMENTS

ADVISOR'S COMMENTS - CONCLUDED

risk in general. With respect to the downgrade of GM, an underweight to the corporate sector was beneficial to relative performance. We anticipate maintaining an underweight position, as we feel that the sector does not offer relative value at this time.

The Portfolio's allocation to asset backed securities (ABS) benefited performance. In particular, we favored non-prepayment-sensitive sectors with holdings focused in credit card issues. Overall, we maintained a high-quality bias in ABS, as lower-quality names have outperformed and, we believe, currently offer little value.

The Portfolio's allocation to non-US dollar securities enhanced results. We took profits and reduced our exposure by closing out of positions in Europe during the first half of the period, but we currently maintain an allocation to New Zealand. During the second half of the period, we reentered Europe with a German position, as we felt the sector had become more attractively valued.

We feel that continued economic expansion, dollar weakness and deterioration of the current account deficit all signal higher interest rates. Against this backdrop, we have positioned the Portfolio with a shorter duration and a barbelled yield curve relative to the Index. As always, we will actively manage the portfolio and rotate sectors as they move in and out of favor.

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE CLASS P SHARES OF THE PORTFOLIO AND THE LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CREDIT INDEX

                  UBS PACE INTERMEDIATE           UBS PACE INTERMEDIATE
                 FIXED INCOME INVESTMENTS        FIXED INCOME INVESTMENTS
                (BEFORE DEDUCTING MAXIMUM       (AFTER DEDUCTING MAXIMUM       LEHMAN BROTHERS INTERMEDIATE
                  UBS PACE PROGRAM FEE)           UBS PACE PROGRAM FEE)          GOVERNMENT/CREDIT INDEX
Aug-1995               $  10,000                        $  10,000                      $  10,000
Aug-1995               $  10,108                        $  10,105                      $  10,071
Sep-1995               $  10,175                        $  10,159                      $  10,143
Oct-1995               $  10,232                        $  10,203                      $  10,256
Nov-1995               $  10,281                        $  10,240                      $  10,390
Dec-1995               $  10,396                        $  10,341                      $  10,499
Jan-1996               $  10,413                        $  10,344                      $  10,590
Feb-1996               $  10,340                        $  10,259                      $  10,466
Mar-1996               $  10,279                        $  10,186                      $  10,412
Apr-1996               $  10,227                        $  10,122                      $  10,376
May-1996               $  10,226                        $  10,108                      $  10,368
Jun-1996               $  10,314                        $  10,182                      $  10,478
Jul-1996               $  10,359                        $  10,214                      $  10,509
Aug-1996               $  10,381                        $  10,223                      $  10,517
Sep-1996               $  10,508                        $  10,335                      $  10,664
Oct-1996               $  10,662                        $  10,474                      $  10,852
Nov-1996               $  10,782                        $  10,579                      $  10,996
Dec-1996               $  10,722                        $  10,506                      $  10,925
Jan-1997               $  10,758                        $  10,528                      $  10,968
Feb-1997               $  10,779                        $  10,536                      $  10,989
Mar-1997               $  10,720                        $  10,464                      $  10,913
Apr-1997               $  10,825                        $  10,554                      $  11,042
May-1997               $  10,910                        $  10,624                      $  11,133
Jun-1997               $  11,006                        $  10,704                      $  11,235
Jul-1997               $  11,202                        $  10,881                      $  11,463
Aug-1997               $  11,133                        $  10,800                      $  11,405
Sep-1997               $  11,285                        $  10,934                      $  11,538
Oct-1997               $  11,401                        $  11,032                      $  11,666
Nov-1997               $  11,415                        $  11,033                      $  11,691
Dec-1997               $  11,521                        $  11,120                      $  11,784
Jan-1998               $  11,671                        $  11,251                      $  11,939
Feb-1998               $  11,640                        $  11,207                      $  11,929
Mar-1998               $  11,663                        $  11,216                      $  11,967
Apr-1998               $  11,712                        $  11,249                      $  12,027
May-1998               $  11,812                        $  11,331                      $  12,115
Jun-1998               $  11,896                        $  11,397                      $  12,193
Jul-1998               $  11,920                        $  11,406                      $  12,235
Aug-1998               $  12,118                        $  11,580                      $  12,427
Sep-1998               $  12,393                        $  11,828                      $  12,739
Oct-1998               $  12,331                        $  11,755                      $  12,727
Nov-1998               $  12,307                        $  11,717                      $  12,725
Dec-1998               $  12,368                        $  11,761                      $  12,776
Jan-1999               $  12,428                        $  11,803                      $  12,846
Feb-1999               $  12,256                        $  11,625                      $  12,658
Mar-1999               $  12,344                        $  11,694                      $  12,752
Apr-1999               $  12,366                        $  11,700                      $  12,792
May-1999               $  12,268                        $  11,593                      $  12,694
Jun-1999               $  12,262                        $  11,573                      $  12,702
Jul-1999               $  12,255                        $  11,552                      $  12,691
Aug-1999               $  12,269                        $  11,550                      $  12,701
Sep-1999               $  12,366                        $  11,627                      $  12,819
Oct-1999               $  12,393                        $  11,638                      $  12,853
Nov-1999               $  12,401                        $  11,631                      $  12,868
Dec-1999               $  12,355                        $  11,573                      $  12,826
Jan-2000               $  12,302                        $  11,509                      $  12,778
Feb-2000               $  12,418                        $  11,603                      $  12,883
Mar-2000               $  12,567                        $  11,727                      $  13,017
Apr-2000               $  12,503                        $  11,653                      $  12,987
May-2000               $  12,513                        $  11,648                      $  13,008
Jun-2000               $  12,750                        $  11,854                      $  13,237
Jul-2000               $  12,836                        $  11,919                      $  13,337
Aug-2000               $  12,977                        $  12,035                      $  13,495
Sep-2000               $  13,119                        $  12,151                      $  13,617
Oct-2000               $  13,131                        $  12,147                      $  13,679
Nov-2000               $  13,281                        $  12,271                      $  13,865
Dec-2000               $  13,470                        $  12,430                      $  14,121
Jan-2001               $  13,687                        $  12,614                      $  14,352
Feb-2001               $  13,827                        $  12,727                      $  14,488
Mar-2001               $  13,898                        $  12,776                      $  14,599
Apr-2001               $  13,862                        $  12,727                      $  14,561
May-2001               $  13,949                        $  12,792                      $  14,643
Jun-2001               $  14,029                        $  12,848                      $  14,697
Jul-2001               $  14,298                        $  13,079                      $  15,003
Aug-2001               $  14,394                        $  13,150                      $  15,153
Sep-2001               $  14,420                        $  13,158                      $  15,374
Oct-2001               $  14,623                        $  13,326                      $  15,629
Nov-2001               $  14,521                        $  13,216                      $  15,472
Dec-2001               $  14,478                        $  13,161                      $  15,386
Jan-2002               $  14,518                        $  13,180                      $  15,466
Feb-2002               $  14,613                        $  13,250                      $  15,589
Mar-2002               $  14,493                        $  13,125                      $  15,352
Apr-2002               $  14,519                        $  13,132                      $  15,606
May-2002               $  14,661                        $  13,244                      $  15,762
Jun-2002               $  14,233                        $  12,841                      $  15,898
Jul-2002               $  13,778                        $  12,415                      $  16,086
Aug-2002               $  13,916                        $  12,524                      $  16,326
Sep-2002               $  14,126                        $  12,697                      $  16,618
Oct-2002               $  14,070                        $  12,631                      $  16,553
Nov-2002               $  14,186                        $  12,719                      $  16,539
Dec-2002               $  14,475                        $  12,962                      $  16,900
Jan-2003               $  14,456                        $  12,929                      $  16,899
Feb-2003               $  14,657                        $  13,092                      $  17,137
Mar-2003               $  14,705                        $  13,119                      $  17,155
Apr-2003               $  14,804                        $  13,190                      $  17,286
May-2003               $  15,095                        $  13,433                      $  17,633
Jun-2003               $  15,078                        $  13,401                      $  17,621
Jul-2003               $  14,651                        $  13,005                      $  17,142
Aug-2003               $  14,711                        $  13,042                      $  17,183
Sep-2003               $  15,067                        $  13,341                      $  17,618
Oct-2003               $  14,922                        $  13,196                      $  17,452
Nov-2003               $  14,944                        $  13,199                      $  17,476
Dec-2003               $  15,056                        $  13,282                      $  17,628
Jan-2004               $  15,143                        $  13,341                      $  17,744
Feb-2004               $  15,270                        $  13,436                      $  17,925
Mar-2004               $  15,382                        $  13,518                      $  18,064
Apr-2004               $  15,041                        $  13,202                      $  17,636
May-2004               $  14,975                        $  13,128                      $  17,556
Jun-2004               $  15,027                        $  13,157                      $  17,609
Jul-2004               $  15,143                        $  13,241                      $  17,757
Aug-2004               $  15,366                        $  13,420                      $  18,054
Sep-2004               $  15,404                        $  13,437                      $  18,085
Oct-2004               $  15,483                        $  13,488                      $  18,207
Nov-2004               $  15,390                        $  13,390                      $  18,041
Dec-2004               $  15,470                        $  13,443                      $  18,164
Jan-2005               $  15,482                        $  13,437                      $  18,199
Feb-2005               $  15,363                        $  13,317                      $  18,100
Mar-2005               $  15,350                        $  13,289                      $  18,006
Apr-2005               $  15,500                        $  13,402                      $  18,212
May-2005               $  15,596                        $  13,468                      $  18,376
Jun-2005               $  15,668                        $  13,514                      $  18,453
Jul-2005               $  15,546                        $  13,392                      $  18,300

The graph depicts the performance of UBS PACE Intermediate Fixed Income Investments Class P shares versus the Lehman Brothers Intermediate Government/Credit Index from August 24, 1995, which is the inception date of the Class P shares, through July 31, 2005. The performance of the other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes. Past performance does not predict future performance and the performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. It is important to note that UBS PACE Intermediate Fixed Income Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

--------------------------------------------------------------------------------

UBS PACE SELECT ADVISORS TRUST

UBS PACE INTERMEDIATE FIXED INCOME INVESTMENTS

PERFORMANCE AT A GLANCE (UNAUDITED)

                                                                                                                         SINCE
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED 7/31/05                         6 MONTHS       1 YEAR        5 YEARS    INCEPTION^
---------------------------------------------------------------------------------------------------------------------------------
Before Deducting                                Class A*                          0.28%         2.38%         N/A         2.57%
Maximum Sales Charge                            Class B**                        -0.10          1.60          N/A         2.21
or UBS PACE Program Fee                         Class C***                        0.03          1.87          N/A         2.67
                                                Class Y****                       0.41          2.66          N/A         2.86
                                                Class P*****                      0.41          2.66         3.91%        4.54

After Deducting                                 Class A*                         -4.27         -2.21          N/A         1.54
Maximum Sales Charge                            Class B**                        -5.04         -3.37          N/A         1.83
or UBS PACE Program Fee                         Class C***                       -0.71          1.13          N/A         2.67
                                                Class P*****                     -0.33          1.13         2.36         2.98

Lehman Brothers Intermediate Government/Credit Index                              0.55          3.06         6.53         6.26

Lipper Short-Intermediate Investment Grade Debt Funds median                      0.35          2.41         5.43         5.34

Average annual total returns for periods ended June 30, 2005, after deduction of the maximum sales charge or UBS PACE program fee, were as follows: Class A--1-year period, -0.70%; since inception, 1.75%; Class B--1-year period, -1.82%; since inception, 2.06%; Class C--1-year period, 2.71%; since inception, 2.91%; Class Y--1-year period, 4.26%; since inception, 3.10%; Class P--1-year period, 2.71%; 5-year period, 2.66%; since inception, 3.10%.

^ Since inception returns are calculated as of commencement of issuance or reissuance on August 24, 1995 for Class P shares, January 31, 2001 for Class A shares, December 14, 2000 for Class B shares, December 1, 2000 for Class C shares and February 2, 2001 for Class Y shares. Since inception returns for the Index and Lipper median are shown as of August 24, 1995, which is the inception date of the oldest share class (Class P).

* Maximum sales charge for Class A shares is 4.5%. Class A shares bear ongoing 12b-1 service fees.

** Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

*** Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

**** The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

***** Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual UBS PACE program fee of 1.5% of the value of Class P shares.

The Lehman Brothers Intermediate Government/Credit Index is a subset of the Lehman Brothers Government/Credit Index covering all investment grade issues with maturities between one and 10 years. The average-weighted maturity is typically between four and five years.

Past performance does not predict future performance and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

--------------------------------------------------------------------------------
16

UBS PACE SELECT ADVISORS TRUST

UBS PACE INTERMEDIATE FIXED INCOME INVESTMENTS

UNDERSTANDING YOUR PORTFOLIO'S EXPENSES (UNAUDITED)

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs (as applicable), including sales charges (loads), or ongoing program fees; and (2) ongoing Portfolio costs, including management fees; service and/or distribution (12b-1) fees (if applicable); and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, February 1, 2005 to July 31, 2005.

ACTUAL EXPENSES

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each class of shares under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads), or program fees. Therefore, the second line in the table for each class of shares is useful in comparing ongoing Portfolio costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs or program fees were included, your costs would have been higher.

                                                                          BEGINNING          ENDING         EXPENSES PAID
                                                                        ACCOUNT VALUE     ACCOUNT VALUE     DURING PERIOD*
                                                                       FEBRUARY 1, 2005   JULY 31, 2005   2/1/05 TO 7/31/05
---------------------------------------------------------------------------------------------------------------------------
Class A              Actual                                            $       1,000.00   $    1,002.80   $            5.31
                     Hypothetical (5% annual return before expenses)           1,000.00        1,019.49                5.36
Class B              Actual                                                    1,000.00          999.00                8.97
                     Hypothetical (5% annual return before expenses)           1,000.00        1,015.82                9.05
Class C              Actual                                                    1,000.00        1,000.30                7.74
                     Hypothetical (5% annual return before expenses)           1,000.00        1,017.06                7.80
Class Y              Actual                                                    1,000.00        1,004.10                4.02
                     Hypothetical (5% annual return before expenses)           1,000.00        1,020.78                4.06
Class P              Actual                                                    1,000.00        1,004.10                3.98
                     Hypothetical (5% annual return before expenses)           1,000.00        1,020.83                4.01

*    Expenses are equal to the Portfolio's annualized net expense ratios: Class
     A: 1.07%, Class B: 1.81%, Class C: 1.56%, Class Y: 0.81%, Class P: 0.80%,
     multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half year period).

--------------------------------------------------------------------------------

UBS PACE SELECT ADVISORS TRUST

UBS PACE INTERMEDIATE FIXED INCOME INVESTMENTS

PORTFOLIO STATISTICS (UNAUDITED)

CHARACTERISTICS                                                                  7/31/05
----------------------------------------------------------------------------------------
Weighted Average Duration                                                       3.1 yrs.
Weighted Average Maturity                                                       3.7 yrs.
Average Coupon                                                                      4.55%
Net Assets (mm)                                                               $    398.6
Number of Securities                                                                 274

PORTFOLIO COMPOSITION*                                                           7/31/05
----------------------------------------------------------------------------------------
Long-Term Debt Securities (Bonds and Notes)                                         98.1%
Options, Futures and Forward Foreign Currency Contracts                             (0.1)
Cash Equivalents and Other Assets Less Liabilities                                   2.0
----------------------------------------------------------------------------------------
Total                                                                              100.0%
----------------------------------------------------------------------------------------

QUALITY DIVERSIFICATION*                                                         7/31/05
----------------------------------------------------------------------------------------
U.S. Government and Agency Securities                                               39.5%
AAA                                                                                 22.4
AA                                                                                   9.3
A                                                                                   10.0
BBB and Below/Non-rated                                                             16.9
Options, Futures and Forward Foreign Currency Contracts                             (0.1)
Cash Equivalents and Other Assets Less Liabilities                                   2.0
----------------------------------------------------------------------------------------
Total                                                                              100.0%
----------------------------------------------------------------------------------------

ASSET ALLOCATION*                                                                7/31/05
----------------------------------------------------------------------------------------
Corporate Notes                                                                     36.6%
U.S. Government Obligations                                                         21.4
U.S. Government Agency Mortgage Pass-Through Certificates                           15.0
Collateralized Mortgage Obligations                                                 13.8
Asset-Backed Securities                                                              8.1
International Government Obligations                                                 3.2
Options, Futures and Forward Foreign Currency Contracts                             (0.1)
Cash Equivalents and Other Assets Less Liabilities                                   2.0
----------------------------------------------------------------------------------------
Total                                                                              100.0%
----------------------------------------------------------------------------------------

* Weightings represent percentages of the Portfolio's net assets as of July 31, 2005. The Portfolio is actively managed and its composition will vary over time. Credit quality ratings shown are based on the ratings assigned to portfolio holdings by Standard & Poor's Ratings Group, an independent rating agency.

--------------------------------------------------------------------------------
18

UBS PACE SELECT ADVISORS TRUST

UBS PACE STRATEGIC FIXED INCOME INVESTMENTS

PERFORMANCE

For the fiscal year ended July 31, 2005, the Portfolio's Class P shares returned 6.13% (before the deduction of the maximum UBS PACE program fee; 4.55% after the deduction of the maximum program fee), compared with the Lehman Brothers Government/Credit Index (the "Index") return of 4.94% and the 4.39% return of the Lipper Intermediate Investment Grade Debt Funds median. (Returns for all share classes over various time periods are shown in the "Performance At A Glance" table on page 21. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.)

MARKET REVIEW

During the first half of the fiscal year, most major fixed income sectors posted gains, with bonds showing unexpected strength despite several major headwinds. These included an expanding US fiscal deficit, a falling US dollar and market perceptions that interest rates were bound to rise from levels near historic lows. However, during the start of 2005, bonds lost ground due to rising interest rates and increasing credit concerns in the auto sector.

In the latter part of the reporting period, bonds rebounded as risk appetites for credit-sensitive assets revived. The unusual phenomenon of falling yields on longer-dated obligations amid a tightening cycle of an increasing federal funds rate (or "fed funds" rate)--the rate that banks charge one another for funds they borrow on an overnight basis--was dubbed a "conundrum" by Federal Reserve Board (the "Fed") Chairman Greenspan. This was driven by a number of factors: weakness in manufacturing data signaling a potential slowdown in the US economy; Asian central banks buying Treasuries to keep their currencies from appreciating versus the US dollar; and demand from US pension funds looking to reduce the mismatch between their assets and liabilities. However, most of the rebound was given up in July as Treasury yields moved higher. This occurred due to signs of stronger economic data and Mr. Greenspan's testimony to Congress asserting that the economy was in a sustained expansion and that more fed funds rate increases would be needed to preserve economic growth and keep inflation in check.

During the fiscal year, the Fed continued to raise the fed funds at a measured pace, increasing it from 1.00% to 3.25% through the end of the period, and again to 3.50% in August after the period closed. The Fed still noted inflation pressure, while oil prices surged to $60+ a barrel during the period and other commodity prices climbed as well.

ADVISOR'S COMMENTS

The Portfolio outperformed its benchmark during the fiscal year, as the benefits of our tactical portfolio adjustments and holdings in non-Index securities more than offset the negative impact of an underweight to the strong-performing corporate sector. During the reporting period, we felt that core bond securities (those contained in the Index) presented limited buying opportunities due to their rich valuation relative to Treasuries. Therefore, the Portfolio also included securities not contained in the Index, such as mortgages, emerging markets and non-US holdings with an emphasis on European bonds. In particular, we focused on issues that we believed offered quality, value and diversification. Significant support for US Treasury, corporate, and mortgage bond markets came from abroad. These investors included Asian central banks that not only purchased Treasuries, but also corporates and mortgages for their attractive yields relative to Treasuries.

[SIDENOTE]

UBS PACE SELECT ADVISORS TRUST - UBS PACE STRATEGIC FIXED INCOME INVESTMENTS

INVESTMENT ADVISOR:

Pacific Investment Management Company LLC ("PIMCO")

PORTFOLIO MANAGER:

William C. Powers

OBJECTIVE:

Total return consisting of income and capital appreciation.

INVESTMENT PROCESS:

The Portfolio invests primarily in investment-grade bonds of governmental and private issuers in the United States and foreign countries. Its dollar-weighted average duration (a measure of sensitivity to interest rate changes) normally ranges between three and eight years. PIMCO seeks to invest in the areas of the bond market it considers undervalued, based on such factors as quality, sector, coupon and maturity. PIMCO decides to buy or sell specific bonds based on an analysis of their values relative to other similar bonds. PIMCO monitors the prepayment experience of the Portfolio's mortgage-backed bonds, and will also buy and sell securities to adjust the average portfolio duration, credit quality, yield curve, sector and prepayment exposure, as appropriate.

--------------------------------------------------------------------------------

UBS PACE SELECT ADVISORS TRUST

UBS PACE STRATEGIC FIXED INCOME INVESTMENTS

ADVISOR'S COMMENTS - CONCLUDED

In this environment, tactical moves with the Portfolio's duration around the Index were neutral given the interest rate volatility during the fiscal year. However, our exposure to select securities with short-term maturities added value during the reporting period, as these yields rose less than the markets expected when the Fed raised short-term interest rates. A mortgage emphasis contributed to performance, as low volatility and strong bank demand supported this sector. In addition, mortgage security selection added to returns. An allocation to European bonds enhanced results as yields fell, as prospects for weaker growth than in the US supported these markets. A tactical allocation to real return bonds added value, as Treasury Inflation Protected Securities (TIPS) outperformed US Treasury securities. Holdings of municipal bonds helped returns as retail and insurance company demand remained strong. Finally, our exposure to emerging market issues contributed to performance, as there continued to be strong demand for their attractive yields and improving credit fundamentals. On the downside, underweighting corporate securities hurt returns, as investors anxious to generate higher yields were drawn to these assets. However, our security selection within corporates did add to returns for the period.

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE CLASS P SHARES OF THE PORTFOLIO AND THE LEHMAN BROTHERS GOVERNMENT/CREDIT INDEX

             UBS PACE STRATEGIC FIXED INCOME INVESTMENTS     UBS PACE STRATEGIC FIXED INCOME INVESTMENTS        LEHMAN BROTHERS
           (BEFORE DEDUCTING MAXIMUM UBS PACE PROGRAM FEE)  (AFTER DEDUCTING MAXIMUM UBS PACE PROGRAM FEE)  GOVERNMENT/CREDIT INDEX
Aug-1995                     $  10,000                                       $  10,000                             $  10,000
Aug-1995                     $  10,067                                       $  10,063                             $  10,110
Sep-1995                     $  10,425                                       $  10,409                             $  10,213
Oct-1995                     $  10,660                                       $  10,630                             $  10,363
Nov-1995                     $  10,859                                       $  10,815                             $  10,534
Dec-1995                     $  11,023                                       $  10,964                             $  10,689
Jan-1996                     $  11,099                                       $  11,026                             $  10,755
Feb-1996                     $  10,808                                       $  10,724                             $  10,527
Mar-1996                     $  10,779                                       $  10,682                             $  10,438
Apr-1996                     $  10,679                                       $  10,569                             $  10,366
May-1996                     $  10,665                                       $  10,543                             $  10,349
Jun-1996                     $  10,820                                       $  10,682                             $  10,487
Jul-1996                     $  10,815                                       $  10,663                             $  10,512
Aug-1996                     $  10,775                                       $  10,611                             $  10,486
Sep-1996                     $  11,009                                       $  10,828                             $  10,673
Oct-1996                     $  11,278                                       $  11,079                             $  10,922
Nov-1996                     $  11,519                                       $  11,301                             $  11,123
Dec-1996                     $  11,377                                       $  11,148                             $  10,999
Jan-1997                     $  11,413                                       $  11,169                             $  11,012
Feb-1997                     $  11,443                                       $  11,185                             $  11,036
Mar-1997                     $  11,264                                       $  10,996                             $  10,904
Apr-1997                     $  11,459                                       $  11,172                             $  11,063
May-1997                     $  11,564                                       $  11,261                             $  11,166
Jun-1997                     $  11,697                                       $  11,376                             $  11,300
Jul-1997                     $  12,042                                       $  11,697                             $  11,646
Aug-1997                     $  11,890                                       $  11,535                             $  11,516
Sep-1997                     $  12,082                                       $  11,706                             $  11,696
Oct-1997                     $  12,303                                       $  11,905                             $  11,884
Nov-1997                     $  12,377                                       $  11,962                             $  11,947
Dec-1997                     $  12,537                                       $  12,101                             $  12,073
Jan-1998                     $  12,728                                       $  12,271                             $  12,243
Feb-1998                     $  12,678                                       $  12,207                             $  12,219
Mar-1998                     $  12,706                                       $  12,219                             $  12,257
Apr-1998                     $  12,770                                       $  12,265                             $  12,318
May-1998                     $  12,913                                       $  12,387                             $  12,450
Jun-1998                     $  13,067                                       $  12,519                             $  12,577
Jul-1998                     $  13,085                                       $  12,521                             $  12,587
Aug-1998                     $  13,282                                       $  12,693                             $  12,832
Sep-1998                     $  13,658                                       $  13,036                             $  13,199
Oct-1998                     $  13,450                                       $  12,821                             $  13,105
Nov-1998                     $  13,485                                       $  12,838                             $  13,184
Dec-1998                     $  13,568                                       $  12,901                             $  13,216
Jan-1999                     $  13,640                                       $  12,954                             $  13,310
Feb-1999                     $  13,255                                       $  12,573                             $  12,993
Mar-1999                     $  13,393                                       $  12,688                             $  13,058
Apr-1999                     $  13,437                                       $  12,714                             $  13,090
May-1999                     $  13,297                                       $  12,565                             $  12,956
Jun-1999                     $  13,184                                       $  12,443                             $  12,915
Jul-1999                     $  13,113                                       $  12,360                             $  12,879
Aug-1999                     $  13,109                                       $  12,341                             $  12,869
Sep-1999                     $  13,231                                       $  12,440                             $  12,985
Oct-1999                     $  13,261                                       $  12,453                             $  13,019
Nov-1999                     $  13,273                                       $  12,449                             $  13,011
Dec-1999                     $  13,196                                       $  12,361                             $  12,931
Jan-2000                     $  13,119                                       $  12,274                             $  12,927
Feb-2000                     $  13,297                                       $  12,424                             $  13,089
Mar-2000                     $  13,528                                       $  12,625                             $  13,278
Apr-2000                     $  13,385                                       $  12,475                             $  13,212
May-2000                     $  13,375                                       $  12,450                             $  13,201
Jun-2000                     $  13,691                                       $  12,729                             $  13,470
Jul-2000                     $  13,780                                       $  12,795                             $  13,613
Aug-2000                     $  13,884                                       $  12,876                             $  13,805
Sep-2000                     $  14,029                                       $  12,994                             $  13,857
Oct-2000                     $  14,090                                       $  13,035                             $  13,944
Nov-2000                     $  14,398                                       $  13,303                             $  14,182
Dec-2000                     $  14,725                                       $  13,587                             $  14,462
Jan-2001                     $  14,927                                       $  13,757                             $  14,705
Feb-2001                     $  15,119                                       $  13,916                             $  14,857
Mar-2001                     $  15,135                                       $  13,913                             $  14,925
Apr-2001                     $  14,976                                       $  13,750                             $  14,813
May-2001                     $  14,983                                       $  13,740                             $  14,898
Jun-2001                     $  15,025                                       $  13,761                             $  14,970
Jul-2001                     $  15,535                                       $  14,210                             $  15,343
Aug-2001                     $  15,702                                       $  14,345                             $  15,540
Sep-2001                     $  16,041                                       $  14,637                             $  15,683
Oct-2001                     $  16,407                                       $  14,952                             $  16,080
Nov-2001                     $  16,065                                       $  14,622                             $  15,817
Dec-2001                     $  15,959                                       $  14,507                             $  15,692
Jan-2002                     $  16,181                                       $  14,690                             $  15,807
Feb-2002                     $  16,380                                       $  14,852                             $  15,941
Mar-2002                     $  15,971                                       $  14,464                             $  15,618
Apr-2002                     $  16,389                                       $  14,824                             $  15,920
May-2002                     $  16,510                                       $  14,914                             $  16,067
Jun-2002                     $  16,554                                       $  14,936                             $  16,204
Jul-2002                     $  16,601                                       $  14,959                             $  16,399
Aug-2002                     $  16,943                                       $  15,248                             $  16,767
Sep-2002                     $  17,280                                       $  15,532                             $  17,128
Oct-2002                     $  17,136                                       $  15,383                             $  16,964
Nov-2002                     $  17,167                                       $  15,391                             $  16,974
Dec-2002                     $  17,572                                       $  15,735                             $  17,424
Jan-2003                     $  17,649                                       $  15,785                             $  17,423
Feb-2003                     $  17,971                                       $  16,052                             $  17,733
Mar-2003                     $  18,005                                       $  16,062                             $  17,710
Apr-2003                     $  18,256                                       $  16,266                             $  17,899
May-2003                     $  18,702                                       $  16,643                             $  18,408
Jun-2003                     $  18,538                                       $  16,476                             $  18,335
Jul-2003                     $  17,687                                       $  15,700                             $  17,566
Aug-2003                     $  17,856                                       $  15,830                             $  17,682
Sep-2003                     $  18,479                                       $  16,362                             $  18,242
Oct-2003                     $  18,251                                       $  16,140                             $  18,011
Nov-2003                     $  18,350                                       $  16,207                             $  18,059
Dec-2003                     $  18,583                                       $  16,393                             $  18,237
Jan-2004                     $  18,722                                       $  16,495                             $  18,403
Feb-2004                     $  19,008                                       $  16,726                             $  18,628
Mar-2004                     $  19,205                                       $  16,878                             $  18,799
Apr-2004                     $  18,565                                       $  16,295                             $  18,222
May-2004                     $  18,479                                       $  16,199                             $  18,128
Jun-2004                     $  18,579                                       $  16,267                             $  18,203
Jul-2004                     $  18,803                                       $  16,444                             $  18,395
Aug-2004                     $  19,203                                       $  16,771                             $  18,785
Sep-2004                     $  19,286                                       $  16,822                             $  18,850
Oct-2004                     $  19,449                                       $  16,943                             $  19,013
Nov-2004                     $  19,338                                       $  16,826                             $  18,802
Dec-2004                     $  19,500                                       $  16,945                             $  19,002
Jan-2005                     $  19,615                                       $  17,024                             $  19,134
Feb-2005                     $  19,539                                       $  16,936                             $  19,008
Mar-2005                     $  19,472                                       $  16,858                             $  18,874
Apr-2005                     $  19,806                                       $  17,125                             $  19,157
May-2005                     $  20,053                                       $  17,317                             $  19,397
Jun-2005                     $  20,216                                       $  17,436                             $  19,524
Jul-2005                     $  19,956                                       $  17,192                             $  19,304

The graph depicts the performance of UBS PACE Strategic Fixed Income Investments Class P shares versus the Lehman Brothers Government/Credit Index from August 24, 1995, which is the inception date of the Class P shares, through July 31, 2005. The performance of the other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes. Past performance does not predict future performance and the performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. It is important to note that UBS PACE Strategic Fixed Income Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

--------------------------------------------------------------------------------
20

UBS PACE SELECT ADVISORS TRUST

UBS PACE STRATEGIC FIXED INCOME INVESTMENTS

PERFORMANCE AT A GLANCE (UNAUDITED)

                                                                                                                         SINCE
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED 7/31/05                         6 MONTHS       1 YEAR       5 YEARS     INCEPTION^
---------------------------------------------------------------------------------------------------------------------------------
Before Deducting                              Class A*                            1.66%        5.88%          N/A         6.83%
Maximum Sales Charge                          Class B**                           1.23         5.06           N/A         5.76
or UBS PACE Program Fee                       Class C***                          1.43         5.38           N/A         6.44
                                              Class Y****                         1.85         6.25           N/A         6.63
                                              Class P*****                        1.74         6.13          7.69%        7.20

After Deducting                               Class A*                           -2.88         1.15           N/A         5.77
Maximum Sales Charge                          Class B**                          -3.76         0.06           N/A         5.39
or UBS PACE Program Fee                       Class C***                          0.68         4.63           N/A         6.44
                                              Class P*****                        0.98         4.55          6.09         5.60

Lehman Brothers Government/Credit Index                                           0.89         4.94          7.24         6.84

Lipper Intermediate Investment Grade Debt Funds median                            0.74         4.39          6.37         5.92

Average annual total returns for periods ended June 30, 2005, after deduction of the maximum sales charge or UBS PACE program fee, were as follows: Class A--1-year period, 3.51%; since inception, 6.18%; Class B--1-year period, 2.70%; since inception, 5.83%; Class C--1-year period, 7.21%; since inception, 6.87%; Class Y--1-year period, 8.84%; since inception, 7.06%; Class P--1-year period, 7.19%; 5-year period, 6.49%; since inception, 5.81%.

^ Since inception returns are calculated as of commencement of issuance or reissuance on August 24, 1995 for Class P shares, December 11, 2000 for Class A shares, January 30, 2001 for Class B shares, December 1, 2000 for Class C shares and February 2, 2001 for Class Y shares. Since inception returns for the Index and Lipper median are shown as of August 24, 1995, which is the inception date of the oldest share class (Class P).

* Maximum sales charge for Class A shares is 4.5%. Class A shares bear ongoing 12b-1 service fees.

** Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

*** Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

**** The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

***** Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual UBS PACE program fee of 1.5% of the value of Class P shares.

The Lehman Brothers Government/Credit Index is composed of all investment-grade bonds that have at least one year to maturity. The Index's total return comprises price appreciation/depreciation and income as a percentage of the original investment. The Index is rebalanced monthly by market capitalization.

Past performance does not predict future performance and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

--------------------------------------------------------------------------------

UBS PACE SELECT ADVISORS TRUST

UBS PACE STRATEGIC FIXED INCOME INVESTMENTS

UNDERSTANDING YOUR PORTFOLIO'S EXPENSES (UNAUDITED)

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs (as applicable), including sales charges (loads), or ongoing program fees; and (2) ongoing Portfolio costs, including management fees; service and/or distribution (12b-1) fees (if applicable); and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, February 1, 2005 to July 31, 2005.

ACTUAL EXPENSES

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each class of shares under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads), or program fees. Therefore, the second line in the table for each class of shares is useful in comparing ongoing Portfolio costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs or program fees were included, your costs would have been higher.

                                                                          BEGINNING          ENDING         EXPENSES PAID
                                                                        ACCOUNT VALUE     ACCOUNT VALUE     DURING PERIOD*
                                                                       FEBRUARY 1, 2005   JULY 31, 2005   2/1/05 TO 7/31/05
---------------------------------------------------------------------------------------------------------------------------
Class A           Actual                                               $       1,000.00   $    1,016.60   $            6.15
                  Hypothetical (5% annual return before expenses)              1,000.00        1,018.70                6.16

Class B           Actual                                                       1,000.00        1,012.30                9.68
                  Hypothetical (5% annual return before expenses)              1,000.00        1,015.17                9.69

Class C           Actual                                                       1,000.00        1,014.30                8.39
                  Hypothetical (5% annual return before expenses)              1,000.00        1,016.46                8.40

Class Y           Actual                                                       1,000.00        1,018.50                4.35
                  Hypothetical (5% annual return before expenses)              1,000.00        1,020.48                4.36

Class P           Actual                                                       1,000.00        1,017.40                4.65
                  Hypothetical (5% annual return before expenses)              1,000.00        1,020.18                4.66

*    Expenses are equal to the Portfolio's annualized net expense ratios: Class
     A: 1.23%, Class B: 1.94%, Class C: 1.68%, Class Y: 0.87%, Class P: 0.93%,
     multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half year period).

--------------------------------------------------------------------------------
22

UBS PACE SELECT ADVISORS TRUST

UBS PACE STRATEGIC FIXED INCOME INVESTMENTS

PORTFOLIO STATISTICS (UNAUDITED)

CHARACTERISTICS                                                                  7/31/05
----------------------------------------------------------------------------------------
Weighted Average Duration                                                       5.8 yrs.
Weighted Average Maturity                                                       8.6 yrs.
Average Coupon                                                                       5.2%
Net Assets (mm)                                                               $    463.7
Number of Securities                                                                 220

PORTFOLIO COMPOSITION*                                                           7/31/05
----------------------------------------------------------------------------------------
Long-Term Debt Securities (Bond and Notes)                                         104.2%
Options, Futures, Swaps and Forward Foreign Currency Contracts                      (0.4)
Cash Equivalents and Other Assets Less Liabilities                                  (3.8)
----------------------------------------------------------------------------------------
Total                                                                              100.0%
----------------------------------------------------------------------------------------

QUALITY DIVERSIFICATION*                                                         7/31/05
----------------------------------------------------------------------------------------
U.S. Government and Agency Securities                                               63.2%
AAA                                                                                 22.0
AA                                                                                   2.1
A                                                                                    0.9
BBB                                                                                  6.8
BB                                                                                   6.5
B                                                                                    0.1
Below B/Non-rated                                                                    2.6
Options, Futures, Swaps and Forward Foreign Currency Contracts                      (0.4)
Cash Equivalents and Other Assets Less Liabilities                                  (3.8)
----------------------------------------------------------------------------------------
Total                                                                              100.0%
----------------------------------------------------------------------------------------

SECTOR ALLOCATION*                                                               7/31/05
----------------------------------------------------------------------------------------
Collateralized Mortgage Obligations                                                 55.2%
U.S. Government Obligations                                                         15.9
U.S. Government Agency Mortgage Pass-Through Certificates                           10.3
Corporate Notes                                                                     10.3
International Government Obligations                                                 7.9
Municipal Bonds and Notes                                                            3.8
Asset-Backed Securities                                                              0.8
Stripped Mortgage-Backed Securities                                                  0.0**
Options, Futures, Swaps and Forward Foreign Currency Contracts                      (0.4)
Cash Equivalents and Other Assets Less Liabilities                                  (3.8)
----------------------------------------------------------------------------------------
Total                                                                              100.0%
----------------------------------------------------------------------------------------

* Weightings represent percentages of the Portfolio's net assets as of July 31, 2005. The Portfolio is actively managed and its composition will vary over time. Credit quality ratings shown are based on the ratings assigned to portfolio holdings by Standard & Poor's Ratings Group, an independent rating agency.

** Weighting represents less than 0.05% of the Portfolio's net assets as of July 31, 2005.

--------------------------------------------------------------------------------

UBS PACE SELECT ADVISORS TRUST

UBS PACE MUNICIPAL FIXED INCOME INVESTMENTS

PERFORMANCE

For the fiscal year ended July 31, 2005, the Fund's Class P shares returned 2.81% (before the deduction of the maximum UBS PACE program fee; 1.28% after the deduction of the maximum program fee), compared with 2.91% for the Lehman Brothers Municipal Five-Year Index (the "Index") and 3.47% for the Lipper Intermediate Municipal Debt Funds median. (Returns for all share classes over various time periods are shown in the "Performance At A Glance" table on page
26. Please note that the returns shown do not reflect the deduction of taxes that a shareholder could pay on Portfolio distributions or the redemption of Portfolio shares.)

MARKET REVIEW

Over the fiscal year, the fixed income markets delivered positive returns despite steady interest rate hikes by the Federal Reserve Board (the "Fed"). By the end of the reporting period, the federal funds rate (or "fed funds" rate)--the rate that banks charge one another for funds they borrow on an overnight basis--was 3.25%, 2.0 percentage points higher than the prior year. The Fed's "measured pace" of tightening drove Treasury yields to rise as much as 130 basis points (a basis point is 1/100th of a percentage point) for securities with maturities of less than five years. However, intermediate and long-term bond yields declined 20 to 60 basis points. Thus, the slope of the yield curve, or the difference between short-term and long-term bond yields, declined dramatically. This "flattening" of the yield curve resulted from a combination of low inflation expectations, Fed tightening, moderate global economic growth and high demand for long-term bonds from foreign governments and pension funds.

Shorter-maturity municipal bonds performed well relative to Treasuries, reflecting the historical pattern that municipal yields change about half as much as Treasuries. During the fiscal year, the Lehman Brothers Municipal Five-Year Index returned 2.91%, compared to the 1.75% return of the Lehman Five-Year Treasury Index.

With interest rates still near their historic lows, municipalities continued to actively "refinance" outstanding higher cost debt. Much of this new issue refinancing has been in the form of floating rate bonds, which are readily absorbed by money market funds. Longer-maturity issuance was received well by institutional buyers and arbitrage traders.

Strong credit quality for municipalities was evidenced by favorable ratings trends. Moody's upgrades exceeded downgrades by a ratio of 2.94-to-1 during the reporting period. This included upgrades for California and New York City. However, Puerto Rico suffered a downgrade, due in great part to high pension liability. Generally, economic growth and the strong housing market have been positive for state general obligation credits, buoyed by strong personal, corporate and property tax revenues.

ADVISOR'S COMMENTS

Over the period, the Portfolio benefited from its sector allocation and yield curve positioning. The strategic overweight to high-quality and higher-yielding essential service revenue bonds over pre-refunded bonds helped Portfolio performance. Pre-refunded bonds, the favorite of retail investors, lagged the most, in sympathy with rising interest rates. The best returns were found in the revenue sectors the Portfolio overweighted--hospital, industrial development and tobacco bond valuations improved in concert with corporate bond prices. Tobacco bonds benefited from an improving litigation environment and no net new supply. The benefit of the allocations to the higher return sectors was partially muted by unfavorable security selection.

[SIDENOTE]

UBS PACE SELECT ADVISORS TRUST - UBS PACE MUNICIPAL FIXED INCOME INVESTMENTS

INVESTMENT ADVISOR:

Standish Mellon Asset Management Company LLC ("Standish Mellon")

PORTFOLIO MANAGER:

Christine L. Todd

OBJECTIVE:

High current income exempt from Federal income tax.

INVESTMENT PROCESS:

In deciding which securities to buy for the Portfolio, Standish Mellon seeks to identify undervalued sectors or geographical regions of the municipal market, or undervalued individual securities. To do this, Standish Mellon uses credit research and valuation analysis, and monitors the relationship of the municipal yield curve to the Treasury yield curve. Standish Mellon may also make modest duration adjustments based on economic analyses and interest rate forecasts. Standish Mellon generally sells securities if it identifies more attractive investment opportunities within its investment criteria that may improve the Portfolio's return. Standish Mellon also may sell securities with weakening credit profiles or to adjust the average duration of the Portfolio.

--------------------------------------------------------------------------------
24

UBS PACE SELECT ADVISORS TRUST

UBS PACE MUNICIPAL FIXED INCOME INVESTMENTS

ADVISOR'S COMMENTS - CONCLUDED

Overweight positions to California, Texas and Illinois were favorable for performance, though heavy exposure to Puerto Rican bonds was a drag on results. An underweight to the solidly-performing New York state bond market was mitigated by a heavy exposure to New York City bonds.

The Portfolio maintained a generally neutral interest rate posture during the fiscal year. However, during periods of fluctuating interest rates, the Portfolio's duration drifted away from the Index's duration, which hurt relative returns. The Portfolio's investments were broadly focused along the intermediate part of the maturity spectrum. As a result, the Portfolio benefited from the relatively stronger returns in longer intermediate maturities. Ten-year bond yields declined and short-term bond yields rose, widening the differential by approximately 100 basis points.

We continue to focus the Portfolio on building yield through value-added sector and security selection. In particular, we have emphasized high-quality, essential service revenue bonds. We will opportunistically add general obligation bonds when offerings are attractive. Given the uncertain interest rate outlook, we expect to keep duration close to that of the benchmark, and new purchases should more closely match the benchmark maturity concentration.

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE CLASS P SHARES OF THE PORTFOLIO AND THE LEHMAN BROTHERS MUNICIPAL FIVE-YEAR INDEX

            UBS PACE MUNICIPAL FIXED INCOME INVESTMENTS     UBS PACE MUNICIPAL FIXED INCOME INVESTMENTS    LEHMAN BROTHERS MUNICIPAL
          (BEFORE DEDUCTING MAXIMUM UBS PACE PROGRAM FEE)  (AFTER DEDUCTING MAXIMUM UBS PACE PROGRAM FEE)       FIVE-YEAR INDEX
Aug-1995                      $  10,000                                     $  10,000                             $  10,000
Sep-1995                      $  10,050                                     $  10,037                             $  10,025
Oct-1995                      $  10,157                                     $  10,132                             $  10,086
Nov-1995                      $  10,312                                     $  10,274                             $  10,177
Dec-1995                      $  10,461                                     $  10,409                             $  10,230
Jan-1996                      $  10,469                                     $  10,404                             $  10,332
Feb-1996                      $  10,475                                     $  10,397                             $  10,303
Mar-1996                      $  10,343                                     $  10,253                             $  10,230
Apr-1996                      $  10,338                                     $  10,235                             $  10,229
May-1996                      $  10,409                                     $  10,293                             $  10,224
Jun-1996                      $  10,508                                     $  10,378                             $  10,285
Jul-1996                      $  10,594                                     $  10,449                             $  10,361
Aug-1996                      $  10,645                                     $  10,487                             $  10,370
Sep-1996                      $  10,766                                     $  10,592                             $  10,455
Oct-1996                      $  10,854                                     $  10,665                             $  10,546
Nov-1996                      $  11,004                                     $  10,799                             $  10,682
Dec-1996                      $  10,969                                     $  10,752                             $  10,662
Jan-1997                      $  11,022                                     $  10,790                             $  10,698
Feb-1997                      $  11,135                                     $  10,887                             $  10,777
Mar-1997                      $  11,002                                     $  10,743                             $  10,659
Apr-1997                      $  11,046                                     $  10,773                             $  10,705
May-1997                      $  11,138                                     $  10,849                             $  10,837
Jun-1997                      $  11,230                                     $  10,925                             $  10,919
Jul-1997                      $  11,474                                     $  11,149                             $  11,112
Aug-1997                      $  11,377                                     $  11,041                             $  11,055
Sep-1997                      $  11,492                                     $  11,138                             $  11,153
Oct-1997                      $  11,600                                     $  11,229                             $  11,211
Nov-1997                      $  11,636                                     $  11,250                             $  11,245
Dec-1997                      $  11,738                                     $  11,334                             $  11,342
Jan-1998                      $  11,812                                     $  11,391                             $  11,445
Feb-1998                      $  11,838                                     $  11,402                             $  11,463
Mar-1998                      $  11,875                                     $  11,423                             $  11,473
Apr-1998                      $  11,834                                     $  11,370                             $  11,425
May-1998                      $  11,965                                     $  11,481                             $  11,562
Jun-1998                      $  12,000                                     $  11,500                             $  11,602
Jul-1998                      $  12,033                                     $  11,517                             $  11,643
Aug-1998                      $  12,189                                     $  11,653                             $  11,785
Sep-1998                      $  12,302                                     $  11,746                             $  11,906
Oct-1998                      $  12,310                                     $  11,738                             $  11,941
Nov-1998                      $  12,335                                     $  11,748                             $  11,962
Dec-1998                      $  12,370                                     $  11,767                             $  12,004
Jan-1999                      $  12,477                                     $  11,853                             $  12,131
Feb-1999                      $  12,432                                     $  11,795                             $  12,118
Mar-1999                      $  12,429                                     $  11,778                             $  12,129
Apr-1999                      $  12,473                                     $  11,805                             $  12,165
May-1999                      $  12,420                                     $  11,741                             $  12,116
Jun-1999                      $  12,279                                     $  11,592                             $  11,979
Jul-1999                      $  12,315                                     $  11,612                             $  12,053
Aug-1999                      $  12,232                                     $  11,519                             $  12,048
Sep-1999                      $  12,198                                     $  11,473                             $  12,091
Oct-1999                      $  12,095                                     $  11,361                             $  12,061
Nov-1999                      $  12,171                                     $  11,419                             $  12,132
Dec-1999                      $  12,105                                     $  11,343                             $  12,092
Jan-2000                      $  12,024                                     $  11,253                             $  12,087
Feb-2000                      $  12,164                                     $  11,370                             $  12,127
Mar-2000                      $  12,347                                     $  11,526                             $  12,237
Apr-2000                      $  12,295                                     $  11,463                             $  12,209
May-2000                      $  12,224                                     $  11,382                             $  12,206
Jun-2000                      $  12,458                                     $  11,587                             $  12,430
Jul-2000                      $  12,607                                     $  11,710                             $  12,561
Aug-2000                      $  12,738                                     $  11,817                             $  12,697
Sep-2000                      $  12,734                                     $  11,798                             $  12,675
Oct-2000                      $  12,804                                     $  11,848                             $  12,763
Nov-2000                      $  12,874                                     $  11,898                             $  12,819
Dec-2000                      $  13,106                                     $  12,098                             $  13,025
Jan-2001                      $  13,234                                     $  12,201                             $  13,249
Feb-2001                      $  13,287                                     $  12,234                             $  13,286
Mar-2001                      $  13,393                                     $  12,316                             $  13,395
Apr-2001                      $  13,270                                     $  12,188                             $  13,320
May-2001                      $  13,397                                     $  12,289                             $  13,458
Jun-2001                      $  13,490                                     $  12,359                             $  13,526
Jul-2001                      $  13,641                                     $  12,481                             $  13,672
Aug-2001                      $  13,834                                     $  12,642                             $  13,857
Sep-2001                      $  13,848                                     $  12,639                             $  13,898
Oct-2001                      $  13,965                                     $  12,730                             $  14,013
Nov-2001                      $  13,826                                     $  12,588                             $  13,902
Dec-2001                      $  13,746                                     $  12,499                             $  13,834
Jan-2002                      $  13,928                                     $  12,649                             $  14,057
Feb-2002                      $  14,084                                     $  12,774                             $  14,216
Mar-2002                      $  13,827                                     $  12,526                             $  13,914
Apr-2002                      $  14,099                                     $  12,756                             $  14,235
May-2002                      $  14,183                                     $  12,817                             $  14,331
Jun-2002                      $  14,300                                     $  12,906                             $  14,487
Jul-2002                      $  14,440                                     $  13,016                             $  14,643
Aug-2002                      $  14,566                                     $  13,113                             $  14,784
Sep-2002                      $  14,728                                     $  13,243                             $  14,989
Oct-2002                      $  14,559                                     $  13,074                             $  14,837
Nov-2002                      $  14,538                                     $  13,039                             $  14,822
Dec-2002                      $  14,816                                     $  13,271                             $  15,117
Jan-2003                      $  14,781                                     $  13,224                             $  15,142
Feb-2003                      $  14,968                                     $  13,374                             $  15,307
Mar-2003                      $  14,944                                     $  13,337                             $  15,285
Apr-2003                      $  15,021                                     $  13,388                             $  15,357
May-2003                      $  15,263                                     $  13,587                             $  15,603
Jun-2003                      $  15,201                                     $  13,514                             $  15,563
Jul-2003                      $  14,821                                     $  13,160                             $  15,224
Aug-2003                      $  14,933                                     $  13,243                             $  15,331
Sep-2003                      $  15,271                                     $  13,526                             $  15,720
Oct-2003                      $  15,193                                     $  13,440                             $  15,617
Nov-2003                      $  15,282                                     $  13,502                             $  15,680
Dec-2003                      $  15,323                                     $  13,521                             $  15,741
Jan-2004                      $  15,387                                     $  13,561                             $  15,815
Feb-2004                      $  15,560                                     $  13,697                             $  16,009
Mar-2004                      $  15,480                                     $  13,609                             $  15,942
Apr-2004                      $  15,183                                     $  13,331                             $  15,622
May-2004                      $  15,138                                     $  13,275                             $  15,542
Jun-2004                      $  15,181                                     $  13,296                             $  15,600
Jul-2004                      $  15,307                                     $  13,390                             $  15,744
Aug-2004                      $  15,623                                     $  13,645                             $  16,020
Sep-2004                      $  15,654                                     $  13,655                             $  16,041
Oct-2004                      $  15,734                                     $  13,707                             $  16,129
Nov-2004                      $  15,604                                     $  13,577                             $  16,024
Dec-2004                      $  15,745                                     $  13,683                             $  16,169
Jan-2005                      $  15,763                                     $  13,681                             $  16,165
Feb-2005                      $  15,696                                     $  13,606                             $  16,085
Mar-2005                      $  15,577                                     $  13,486                             $  15,983
Apr-2005                      $  15,760                                     $  13,627                             $  16,169
May-2005                      $  15,816                                     $  13,658                             $  16,215
Jun-2005                      $  15,886                                     $  13,701                             $  16,289
Jul-2005                      $  15,804                                     $  13,615                             $  16,201

The graph depicts the performance of UBS PACE Municipal Fixed Income Investments Class P shares versus the Lehman Brothers Municipal Five-Year Index from the closest month end after the inception date of the Class P shares, August 31, 1995 through July 31, 2005. The performance of the other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes. Past performance does not predict future performance and the performance provided does not reflect the deduction of taxes that a shareholder could pay on Portfolio distributions or the redemption of Portfolio shares. It is important to note that UBS PACE Municipal Fixed Income Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

--------------------------------------------------------------------------------

UBS PACE SELECT ADVISORS TRUST

UBS PACE MUNICIPAL FIXED INCOME INVESTMENTS

PERFORMANCE AT A GLANCE (UNAUDITED)

                                                                                                                        SINCE
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED 7/31/05                         6 MONTHS      1 YEAR        5 YEARS    INCEPTION^
--------------------------------------------------------------------------------------------------------------------------------
Before Deducting                                Class A*                         0.16%        2.61%          N/A         3.67%
Maximum Sales Charge                            Class B**                       -0.23         1.82           N/A         2.91
or UBS PACE Program Fee                         Class C***                      -0.10         2.07           N/A         3.63
                                                Class Y****                      0.19         2.83           N/A         3.92
                                                Class P*****                     0.26         2.81          4.54%        4.71

After Deducting                                 Class A*                        -4.37        -2.00           N/A         2.61
Maximum Sales Charge                            Class B**                       -5.16        -3.15           N/A         2.50
or UBS PACE Program Fee                         Class C***                      -0.84         1.33           N/A         3.63
                                                Class P*****                    -0.49         1.28          2.98         3.15

Lehman Brothers Municipal Five-Year Index                                        0.22         2.91          5.22         4.99

Lipper Intermediate Municipal Debt Funds median                                  0.41         3.47          5.01         4.82

Average annual total returns for periods ended June 30, 2005, after deduction of the maximum sales charge or UBS PACE program fee, were as follows: Class A--1-year period, -0.68%; since inception, 2.79%; Class B--1-year period, -1.79%; since inception, 2.69%; Class C--1-year period, 2.72%; since inception, 3.83%; Class Y--1-year period, 4.23%; since inception, 4.14%; Class P--1-year period, 2.66%; 5-year period, 3.33%; since inception, 3.25%.

^ Since inception returns are calculated as of commencement of issuance on August 24, 1995 for Class P shares, January 23, 2001 for Class A shares, February 23, 2001 for Class B shares, December 4, 2000 for Class C shares and February 23, 2001 for Class Y shares. Since inception returns for the Index and Lipper median are shown as of August 31, 1995, which is the nearest month-end of the inception date of the oldest share class (Class
      P).

* Maximum sales charge for Class A shares is 4.5%. Class A shares bear ongoing 12b-1 service fees.

** Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

*** Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

**** The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

***** Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual UBS PACE program fee of 1.5% of the value of Class P shares.

The Lehman Brothers Municipal Five-Year Index is a total return performance benchmark for the tax-exempt bond market. The Index is a sub-index of the Lehman Brothers Municipal Bond Index and includes all issues rated Aa/AA or higher with an average maturity of five years.

Past performance does not predict future performance and the performance information provided does not reflect the deduction of taxes that a shareholder could pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

--------------------------------------------------------------------------------
26

UBS PACE SELECT ADVISORS TRUST

UBS PACE MUNICIPAL FIXED INCOME INVESTMENTS

UNDERSTANDING YOUR PORTFOLIO'S EXPENSES (UNAUDITED)

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs (as applicable), including sales charges (loads), or ongoing program fees; and (2) ongoing Portfolio costs, including management fees; service and/or distribution (12b-1) fees (if applicable); and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, February 1, 2005 to July 31, 2005.

ACTUAL EXPENSES

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each class of shares under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads), or program fees. Therefore, the second line in the table for each class of shares is useful in comparing ongoing Portfolio costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs or program fees were included, your costs would have been higher.

                                                                          BEGINNING          ENDING         EXPENSES PAID
                                                                        ACCOUNT VALUE     ACCOUNT VALUE     DURING PERIOD*
                                                                       FEBRUARY 1, 2005   JULY 31, 2005   2/1/05 TO 7/31/05
---------------------------------------------------------------------------------------------------------------------------
Class A           Actual                                               $       1,000.00   $    1,001.60   $            4.76
                  Hypothetical (5% annual return before expenses)              1,000.00        1,020.03                4.81
Class B           Actual                                                       1,000.00          997.70                8.47
                  Hypothetical (5% annual return before expenses)              1,000.00        1,016.31                8.55
Class C           Actual                                                       1,000.00          999.00                7.34
                  Hypothetical (5% annual return before expenses)              1,000.00        1,017.46                7.40
Class Y           Actual                                                       1,000.00        1,001.90                3.67
                  Hypothetical (5% annual return before expenses)              1,000.00        1,021.12                3.71
Class P           Actual                                                       1,000.00        1,002.60                3.77
                  Hypothetical (5% annual return before expenses)              1,000.00        1,021.03                3.81

*    Expenses are equal to the Portfolio's annualized net expense ratios: Class
     A: 0.96%, Class B: 1.71%, Class C: 1.48%, Class Y: 0.74%, Class P: 0.76%,
     multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half year period).

--------------------------------------------------------------------------------

UBS PACE SELECT ADVISORS TRUST

UBS PACE MUNICIPAL FIXED INCOME INVESTMENTS

PORTFOLIO STATISTICS (UNAUDITED)

CHARACTERISTICS                                                                  7/31/05
----------------------------------------------------------------------------------------
Weighted Average Duration                                                       4.0 yrs.
Weighted Average Maturity                                                       4.6 yrs.
Average Coupon                                                                       5.3%
Net Assets (mm)                                                               $    251.3
Number of Securities                                                                 154

PORTFOLIO COMPOSITION*                                                           7/31/05
----------------------------------------------------------------------------------------
Municipal Bonds and Notes                                                           99.1%
Short-Term Municipal Variable Notes                                                  0.3
Tax-Free Money Market Fund                                                           0.0**
Other Assets Less Liabilities                                                        0.6
----------------------------------------------------------------------------------------
Total                                                                              100.0%
----------------------------------------------------------------------------------------

TOP FIVE SECTORS*                                                                7/31/05
----------------------------------------------------------------------------------------
Insured                                                                             34.0%
Revenue                                                                             23.3
General Obligations                                                                 22.6
Pre-Refunded                                                                         7.1
Housing                                                                              3.2
----------------------------------------------------------------------------------------
Total                                                                               90.2%
----------------------------------------------------------------------------------------

TOP FIVE STATES*                                                                 7/31/05
----------------------------------------------------------------------------------------
California                                                                          12.6%
New York                                                                            10.2
Illinois                                                                             9.6
Texas                                                                                8.8
Massachusetts                                                                        6.4
----------------------------------------------------------------------------------------
Total                                                                               47.6%
----------------------------------------------------------------------------------------

QUALITY DIVERSIFICATION*                                                         7/31/05
----------------------------------------------------------------------------------------
AAA and Agency-Backed Securities                                                    48.4%
AA                                                                                  19.1
A                                                                                   12.9
BBB                                                                                 14.6
A-1+/VMIG1                                                                           0.3
Non-rated                                                                            4.1
Tax-Free Money Market Fund                                                           0.0**
Other Assets Less Liabilities                                                        0.6
----------------------------------------------------------------------------------------
Total                                                                              100.0%
----------------------------------------------------------------------------------------

* Weightings represent percentages of the Portfolio's net assets as of July 31, 2005. The Portfolio is actively managed and its composition will vary over time. Credit quality ratings shown are based on the ratings assigned to portfolio holdings by Standard & Poor's Ratings Group, an independent rating agency.

** Weighting represents less than 0.05% of the Portfolio's net assets as of July 31, 2005.

--------------------------------------------------------------------------------
28

UBS PACE SELECT ADVISORS TRUST

UBS PACE GLOBAL FIXED INCOME INVESTMENTS

PERFORMANCE

For the fiscal year ended July 31, 2005, the Portfolio's Class P shares returned 6.58% (before deduction of the maximum UBS PACE program fee; 4.99% after deduction of the maximum program fee), compared with a 7.10% return for the Citigroup World Government Bond Index (in US dollars) (the "Index") and a 6.92% return for the Lipper Global Income Funds median. (Returns for all share classes over various time periods are shown in the "Performance At A Glance" table on page 32. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.)

MARKET REVIEW

In the second half of 2004, although there were some clear signs of a US economic rebound, these signs still failed to play any role in determining the direction of the US dollar, which continued to depreciate. Market sentiment dismissed positive US economic data, and the focus remained on the rising trade deficit. However, in early 2005, the US dollar began to appreciate, in part due to the fact that the US economy appeared to be in much better shape than the economies of Europe and Japan. In fact, with US domestic demand remaining strong toward the end of the first quarter of 2005, it seemed that the Federal Reserve Board was concerned about a falling US bond market, as the minutes from their interest rate meetings were slightly more aggressive than expected. By the end of the fiscal year, the industrial sector was also showing signs of recovering, not just in the US, but also in Japan and Europe. Manufacturers were looking to kick-start production again. This was also reflected in global leading indicators, which showed that the deterioration in industrial production since the beginning of 2005 had come to an end. Inflationary pressures remained well contained despite the upturn in economic activity.

ADVISORS' COMMENTS

ROGGE GLOBAL PARTNERS

During the fiscal year, Japan and the US were the worst-performing markets in local currency terms, and so our underweight positions to both countries were the primary sources of value-added performance. We continued to prefer countries on Europe's periphery (Sweden and Denmark) over the Eurozone for much of the reporting period, given their better economic growth and debt dynamics (i.e., current account and fiscal surpluses). Our preference for Sweden (until April
2005) and Denmark versus Eurozone bonds also enhanced results.

The euro has come under downward pressure since the beginning of 2005, as Eurozone economic growth continued to disappoint. Among the European countries, we preferred Scandinavian currencies (Swedish krona, Danish krone and Norwegian kroner) over the euro, which tended to add value. In the dollar bloc, we preferred the Australian dollar to the US dollar, but the net impact was limited. An underweight position in the Japanese yen for much of the period contributed to performance, while an overweight position in the Polish zloty had a negative impact early in 2005.

[SIDENOTE]

UBS PACE SELECT ADVISORS TRUST - UBS PACE GLOBAL FIXED INCOME INVESTMENTS

INVESTMENT ADVISORS:

Rogge Global Partners plc ("Rogge Global Partners") and Fischer Francis Trees & Watts, Inc. (and affiliates) ("FFTW")

PORTFOLIO MANAGERS:

Rogge Global Partners: Team, led by Olaf Rogge; FFTW: Team, led by David J. Marmon.

OBJECTIVE:

High total return.

INVESTMENT PROCESS:

ROGGE GLOBAL PARTNERS seeks to invest the Portfolio assets it manages in bonds of issuers in financially healthy countries, because it believes that these investments produce the highest bond and currency returns over time. In deciding which bonds to buy for the Portfolio, Rogge Global Partners uses a top-down analysis to find value across countries and to forecast interest and currency-exchange rates over a one-year horizon in those countries. Rogge Global Partners also uses an optimization model to help determine country currency and duration positions for the Portfolio. Rogge Global Partners generally sells securities that no longer meet these selection criteria or when it identifies more attractive investment opportunities, and may also sell securities to adjust the average duration of the Portfolio assets it manages.

FFTW divides the investment universe into three major blocs (Europe, the United States and Japan) and analyzes in each bloc, trends in economic growth, inflation, and monetary and fiscal policies. FFTW decides which securities to buy for the Portfolio by looking for investment opportunities where its opinions on the current economic environment of a bloc or country differ from those it judges to be reflected in current market valuations. FFTW generally sells securities when it has identified more attractive investment opportunities.

--------------------------------------------------------------------------------

UBS PACE SELECT ADVISORS TRUST

UBS PACE GLOBAL FIXED INCOME INVESTMENTS

ADVISORS' COMMENTS - CONCLUDED

During the fiscal year, the overall duration of our portion of the Portfolio varied slightly, but generally remained in line with that of the benchmark. A long duration position in the UK during the second quarter of 2005 was a key source of added value, as was a short duration stance in the US. A long stance among Australian bonds was a negative contributor to performance.

Most global yield curves tended to flatten over the reporting period, as the difference between short-term and long-term bond yields declined. Therefore, our positions at the short end of the US and Japanese curves detracted from performance, while positions at the long end of the Australian and Eurozone curves tended to add value.

The use of higher-yielding, non-government securities, such as corporate and emerging market debt, enhanced results during the fiscal year. Although corporate bond spreads widened in March and April 2005, our avoidance of the auto sector (particularly Ford and General Motors) served the Portfolio well. Emerging market debt holdings also sold off during March 2005, but generally performed well during the fiscal year as a whole.

FISCHER FRANCIS TREES & WATTS

Our positions taken with respect to global interest rates and US mortgages were the primary contributors to our portion of the Portfolio's performance over the fiscal year.

Interest rate positioning in all of the global markets significantly added to returns during the reporting period. In the US, we continued to expect the Federal Reserve Board (the "Fed") to raise interest rates while keeping inflation contained. As a result, for most of the fiscal year, we positioned the Portfolio for a flattening yield curve, whereby the difference between short-term and long-term bond yields diminishes. Structural demand in the US for longer-term maturities remained high, causing long interest rates to remain relatively low, providing the perfect environment for our curve flattening trade. Our second major interest rate theme during the reporting period was to overweight European bond positions versus US and Japanese bonds. We continued to maintain an overweight to European bonds versus the US and added a long Europe versus Japan spread trade. The rationale behind this trade was our belief that the European economies were not performing as well as their US and Japanese counterparts. Other notable trades included an underweight US duration position in August 2004 and an underweight Japanese duration position. The US trade detracted from returns, as did the Japanese trade in April and June 2005, as yields declined in response to price action rather than fundamental data. When Japanese price trends reversed in July 2005, the losses incurred from this trade in the second quarter were reversed.

A shift in the Portfolio's mortgage allocation from neutral to an overweight versus the benchmark in November 2004 enhanced results in the second half of 2004. Positive performance for the mortgage sector versus US Treasuries continued through January 2005. However, the mortgage market was volatile from February through much of the remainder of the reporting period as investors grappled with mortgage prepayment risks, fluctuating interest rates and other issues.

US and European corporate bonds were flat during the fiscal year. We began the period with a neutral bias in US corporates and a negative bias in Europe. By the end of 2004, improving stock markets and falling oil prices buoyed the corporate sector. At the beginning of 2005, we had underweight positions to both US and European corporates. This enhanced results as corporate spreads widened and prices fell in response to the downgrades of General Motors and Ford Motor Company's bonds and continued Fed tightening.

Foreign exchange positions detracted slightly from performance over the reporting period. Despite excellent results in the fourth quarter of 2004, underperformance in the other months reduced foreign exchange performance to a modest negative over the fiscal year as a whole. Price action in the major currencies was largely range-bound in the third quarter of 2004, as oil prices and a mixed bag of US data that included strong manufacturing data, a tamed inflation report and a shockingly wide trade deficit dominated the currency markets. By quarter-end, currency impacts were muted, but consistent with relative economic vulnerability. The dollar was weak until November versus the euro and Asian currencies. In December, the dollar rallied briefly, but eventually continued to depreciate against a record high euro. The currency markets in 2005 were characterized by short, violent swings in the relationships between currencies and a strengthening US dollar. These swings resulted in small currency losses for the Portfolio in five of the first six months of 2005.

--------------------------------------------------------------------------------
30

UBS PACE SELECT ADVISORS TRUST

UBS PACE GLOBAL FIXED INCOME INVESTMENTS

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE CLASS P SHARES OF THE PORTFOLIO AND THE CITIGROUP WORLD GOVERNMENT BOND INDEX (IN USD)

              UBS PACE GLOBAL FIXED INCOME INVESTMENTS        UBS PACE GLOBAL FIXED INCOME INVESTMENTS    CITIGROUP WORLD GOVERNMENT
          (BEFORE DEDUCTING MAXIMUM UBS PACE PROGRAM FEE)  (AFTER DEDUCTING MAXIMUM UBS PACE PROGRAM FEE)    BOND INDEX (IN USD)
Aug-1995                   $  10,000                                          $  10,000                          $  10,000
Aug-1995                   $   9,950                                          $   9,947                          $  10,048
Sep-1995                   $  10,242                                          $  10,226                          $  10,272
Oct-1995                   $  10,360                                          $  10,331                          $  10,348
Nov-1995                   $  10,460                                          $  10,417                          $  10,465
Dec-1995                   $  10,643                                          $  10,586                          $  10,575
Jan-1996                   $  10,583                                          $  10,514                          $  10,445
Feb-1996                   $  10,439                                          $  10,358                          $  10,391
Mar-1996                   $  10,346                                          $  10,252                          $  10,377
Apr-1996                   $  10,482                                          $  10,374                          $  10,335
May-1996                   $  10,421                                          $  10,301                          $  10,337
Jun-1996                   $  10,487                                          $  10,353                          $  10,419
Jul-1996                   $  10,668                                          $  10,519                          $  10,619
Aug-1996                   $  10,685                                          $  10,523                          $  10,661
Sep-1996                   $  10,798                                          $  10,621                          $  10,704
Oct-1996                   $  11,042                                          $  10,847                          $  10,904
Nov-1996                   $  11,252                                          $  11,039                          $  11,048
Dec-1996                   $  11,131                                          $  10,907                          $  10,959
Jan-1997                   $  10,828                                          $  10,597                          $  10,666
Feb-1997                   $  10,819                                          $  10,575                          $  10,586
Mar-1997                   $  10,694                                          $  10,440                          $  10,506
Apr-1997                   $  10,551                                          $  10,287                          $  10,413
May-1997                   $  10,821                                          $  10,537                          $  10,697
Jun-1997                   $  10,974                                          $  10,672                          $  10,824
Jul-1997                   $  11,046                                          $  10,729                          $  10,740
Aug-1997                   $  10,910                                          $  10,584                          $  10,733
Sep-1997                   $  11,293                                          $  10,942                          $  10,962
Oct-1997                   $  11,431                                          $  11,061                          $  11,190
Nov-1997                   $  11,320                                          $  10,941                          $  11,019
Dec-1997                   $  11,242                                          $  10,851                          $  10,985
Jan-1998                   $  11,400                                          $  10,990                          $  11,092
Feb-1998                   $  11,502                                          $  11,075                          $  11,182
Mar-1998                   $  11,446                                          $  11,007                          $  11,071
Apr-1998                   $  11,576                                          $  11,118                          $  11,248
May-1998                   $  11,529                                          $  11,059                          $  11,274
Jun-1998                   $  11,586                                          $  11,100                          $  11,291
Jul-1998                   $  11,586                                          $  11,086                          $  11,306
Aug-1998                   $  11,842                                          $  11,317                          $  11,613
Sep-1998                   $  12,582                                          $  12,009                          $  12,231
Oct-1998                   $  12,906                                          $  12,303                          $  12,593
Nov-1998                   $  12,897                                          $  12,278                          $  12,416
Dec-1998                   $  13,333                                          $  12,678                          $  12,665
Jan-1999                   $  13,241                                          $  12,575                          $  12,549
Feb-1999                   $  12,688                                          $  12,035                          $  12,146
Mar-1999                   $  12,688                                          $  12,020                          $  12,176
Apr-1999                   $  12,668                                          $  11,985                          $  12,171
May-1999                   $  12,337                                          $  11,658                          $  11,967
Jun-1999                   $  12,161                                          $  11,477                          $  11,757
Jul-1999                   $  12,338                                          $  11,629                          $  12,045
Aug-1999                   $  12,348                                          $  11,625                          $  12,101
Sep-1999                   $  12,443                                          $  11,699                          $  12,290
Oct-1999                   $  12,422                                          $  11,665                          $  12,283
Nov-1999                   $  12,232                                          $  11,472                          $  12,155
Dec-1999                   $  12,197                                          $  11,425                          $  12,125
Jan-2000                   $  11,714                                          $  10,959                          $  11,867
Feb-2000                   $  11,681                                          $  10,915                          $  11,782
Mar-2000                   $  12,005                                          $  11,203                          $  12,147
Apr-2000                   $  11,496                                          $  10,715                          $  11,750
May-2000                   $  11,627                                          $  10,823                          $  11,841
Jun-2000                   $  11,932                                          $  11,094                          $  12,129
Jul-2000                   $  11,724                                          $  10,887                          $  11,924
Aug-2000                   $  11,537                                          $  10,700                          $  11,835
Sep-2000                   $  11,535                                          $  10,684                          $  11,811
Oct-2000                   $  11,364                                          $  10,513                          $  11,661
Nov-2000                   $  11,583                                          $  10,702                          $  11,893
Dec-2000                   $  12,043                                          $  11,113                          $  12,319
Jan-2001                   $  12,065                                          $  11,119                          $  12,303
Feb-2001                   $  12,006                                          $  11,051                          $  12,298
Mar-2001                   $  11,729                                          $  10,783                          $  11,943
Apr-2001                   $  11,687                                          $  10,731                          $  11,901
May-2001                   $  11,641                                          $  10,675                          $  11,865
Jun-2001                   $  11,555                                          $  10,583                          $  11,756
Jul-2001                   $  11,808                                          $  10,801                          $  12,053
Aug-2001                   $  12,219                                          $  11,163                          $  12,506
Sep-2001                   $  12,248                                          $  11,176                          $  12,598
Oct-2001                   $  12,396                                          $  11,296                          $  12,697
Nov-2001                   $  12,229                                          $  11,131                          $  12,519
Dec-2001                   $  11,896                                          $  10,814                          $  12,196
Jan-2002                   $  11,757                                          $  10,674                          $  11,971
Feb-2002                   $  11,830                                          $  10,727                          $  12,033
Mar-2002                   $  11,732                                          $  10,625                          $  12,000
Apr-2002                   $  12,103                                          $  10,947                          $  12,429
May-2002                   $  12,450                                          $  11,247                          $  12,781
Jun-2002                   $  12,963                                          $  11,696                          $  13,398
Jul-2002                   $  13,050                                          $  11,759                          $  13,529
Aug-2002                   $  13,257                                          $  11,930                          $  13,766
Sep-2002                   $  13,388                                          $  12,034                          $  13,916
Oct-2002                   $  13,295                                          $  11,935                          $  13,859
Nov-2002                   $  13,341                                          $  11,962                          $  13,876
Dec-2002                   $  13,969                                          $  12,509                          $  14,574
Jan-2003                   $  14,173                                          $  12,676                          $  14,774
Feb-2003                   $  14,392                                          $  12,856                          $  14,981
Mar-2003                   $  14,378                                          $  12,827                          $  15,027
Apr-2003                   $  14,637                                          $  13,042                          $  15,207
May-2003                   $  15,283                                          $  13,600                          $  15,866
Jun-2003                   $  15,060                                          $  13,385                          $  15,610
Jul-2003                   $  14,525                                          $  12,894                          $  15,146
Aug-2003                   $  14,507                                          $  12,862                          $  15,064
Sep-2003                   $  15,304                                          $  13,551                          $  15,918
Oct-2003                   $  15,190                                          $  13,433                          $  15,838
Nov-2003                   $  15,395                                          $  13,597                          $  16,105
Dec-2003                   $  15,968                                          $  14,086                          $  16,747
Jan-2004                   $  15,988                                          $  14,086                          $  16,792
Feb-2004                   $  15,995                                          $  14,075                          $  16,817
Mar-2004                   $  16,200                                          $  14,237                          $  17,059
Apr-2004                   $  15,558                                          $  13,656                          $  16,328
May-2004                   $  15,690                                          $  13,755                          $  16,456
Jun-2004                   $  15,724                                          $  13,767                          $  16,492
Jul-2004                   $  15,690                                          $  13,720                          $  16,407
Aug-2004                   $  16,017                                          $  13,988                          $  16,796
Sep-2004                   $  16,220                                          $  14,148                          $  17,032
Oct-2004                   $  16,682                                          $  14,533                          $  17,536
Nov-2004                   $  17,295                                          $  15,048                          $  18,168
Dec-2004                   $  17,570                                          $  15,268                          $  18,480
Jan-2005                   $  17,342                                          $  15,052                          $  18,221
Feb-2005                   $  17,393                                          $  15,077                          $  18,248
Mar-2005                   $  17,109                                          $  14,812                          $  18,004
Apr-2005                   $  17,302                                          $  14,960                          $  18,271
May-2005                   $  16,962                                          $  14,648                          $  17,902
Jun-2005                   $  16,851                                          $  14,534                          $  17,746
Jul-2005                   $  16,723                                          $  14,406                          $  17,573

The graph depicts the performance of UBS PACE Global Fixed Income Investments Class P shares versus the Citigroup World Government Bond Index (in USD) from August 24, 1995, which is the inception date of the Class P shares, through July 31, 2005. The performance of the other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes. Past performance does not predict future performance and the performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. It is important to note that UBS PACE Global Fixed Income Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

--------------------------------------------------------------------------------

UBS PACE SELECT ADVISORS TRUST

UBS PACE GLOBAL FIXED INCOME INVESTMENTS

PERFORMANCE AT A GLANCE (UNAUDITED)

                                                                                                                        SINCE
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED 7/31/05                         6 MONTHS      1 YEAR        5 YEARS    INCEPTION^
--------------------------------------------------------------------------------------------------------------------------------
Before Deducting                               Class A*                         -3.69%        6.33%          N/A         7.81%
Maximum Sales Charge                           Class B**                        -4.05         5.52           N/A         6.30
or UBS PACE Program Fee                        Class C***                       -3.92         5.82           N/A         7.38
                                               Class Y****                      -3.54         6.67           N/A         7.57
                                               Class P*****                     -3.57         6.58          7.36%        5.31

After Deducting                                Class A*                         -8.00         1.58           N/A         6.75
Maximum Sales Charge                           Class B**                        -8.80         0.52           N/A         5.94
or UBS PACE Program Fee                        Class C***                       -4.63         5.07           N/A         7.38
                                               Class P*****                     -4.29         4.99          5.76         3.74

Citigroup World Government Bond Index (in USD)                                  -3.55         7.10          8.06         5.83

Lipper Global Income Funds median                                               -1.66         6.92          7.44         6.16

Average annual total returns for periods ended June 30, 2005, after deduction of the maximum sales charge or UBS PACE program fee, were as follows: Class A--1-year period, 2.06%; since inception, 7.06%; Class B--1-year period, 1.10%; since inception, 6.26%; Class C--1-year period, 5.65%; since inception, 7.72%; Class Y--1-year period, 7.25%; since inception, 7.90%; Class P--1-year period, 5.57%; 5-year period, 5.55%; since inception, 3.87%.

^ Since inception returns are calculated as of commencement of issuance on August 24, 1995 for Class P shares, December 11, 2000 for Class A shares, February 5, 2001 for Class B shares, December 1, 2000 for Class C shares and January 16, 2001 for Class Y shares. Since inception returns for the Index and Lipper median are shown as of August 24, 1995, which is the inception date of the oldest share class (Class P).

* Maximum sales charge for Class A shares is 4.5%. Class A shares bear ongoing 12b-1 service fees.

** Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

*** Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

**** The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

***** Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual UBS PACE program fee of 1.5% of the value of Class P shares.

The Citigroup World Government Bond Index (in USD) is a market capitalization-weighted index composed of straight (i.e., not floating rate or index-linked) government bonds with a one-year minimum maturity. The average maturity is seven years. The Index includes the 21 government bond markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Japan, the Netherlands, Norway, Poland, Portugal, Spain, Sweden, Switzerland, the United Kingdom, and the United States.

Past performance does not predict future performance and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

--------------------------------------------------------------------------------
32

UBS PACE SELECT ADVISORS TRUST

UBS PACE GLOBAL FIXED INCOME INVESTMENTS

UNDERSTANDING YOUR PORTFOLIO'S EXPENSES (UNAUDITED)

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs (as applicable), including sales charges (loads), or ongoing program fees; and (2) ongoing Portfolio costs, including management fees; service and/or distribution (12b-1) fees (if applicable); and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, February 1, 2005 to July 31, 2005.

ACTUAL EXPENSES

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each class of shares under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads), or program fees. Therefore, the second line in the table for each class of shares is useful in comparing ongoing Portfolio costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs or program fees were included, your costs would have been higher.

                                                                          BEGINNING          ENDING         EXPENSES PAID
                                                                        ACCOUNT VALUE     ACCOUNT VALUE     DURING PERIOD*
                                                                       FEBRUARY 1, 2005   JULY 31, 2005   2/1/05 TO 7/31/05
---------------------------------------------------------------------------------------------------------------------------
Class A           Actual                                               $       1,000.00   $      963.10   $            6.62
                  Hypothetical (5% annual return before expenses)              1,000.00        1,018.05                6.80
Class B           Actual                                                       1,000.00          959.50               10.25
                  Hypothetical (5% annual return before expenses)              1,000.00        1,014.33               10.54
Class C           Actual                                                       1,000.00          960.80                8.99
                  Hypothetical (5% annual return before expenses)              1,000.00        1,015.62                9.25
Class Y           Actual                                                       1,000.00          964.60                5.11
                  Hypothetical (5% annual return before expenses)              1,000.00        1,019.59                5.26
Class P           Actual                                                       1,000.00          964.30                5.50
                  Hypothetical (5% annual return before expenses)              1,000.00        1,019.19                5.66

*    Expenses are equal to the Portfolio's annualized net expense ratios: Class
     A: 1.36%, Class B: 2.11%, Class C: 1.85%, Class Y: 1.05%, Class P: 1.13%,
     multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half year period).

--------------------------------------------------------------------------------

UBS PACE SELECT ADVISORS TRUST

UBS PACE GLOBAL FIXED INCOME INVESTMENTS

PORTFOLIO STATISTICS (UNAUDITED)

CHARACTERISTICS                                                                  7/31/05
----------------------------------------------------------------------------------------
Net Assets (mm)                                                               $    438.4
Number of Securities                                                                 213

PORTFOLIO COMPOSITION*                                                           7/31/05
----------------------------------------------------------------------------------------
Long-Term Global Debt Securities                                                   103.4%
Futures and Forward Foreign Currency Contracts                                      (0.3)
Cash Equivalents and Other Assets Less Liabilities                                  (3.1)
----------------------------------------------------------------------------------------
Total                                                                              100.0%
----------------------------------------------------------------------------------------

QUALITY DIVERSIFICATION*                                                         7/31/05
----------------------------------------------------------------------------------------
U.S. Government and Agency Securities                                               21.4%
AAA                                                                                 50.9
AA                                                                                  14.3
A                                                                                    5.1
BBB                                                                                  6.3
BB                                                                                   0.3
Non-Rated                                                                            5.1
Futures and Forward Foreign Currency Contracts                                      (0.3)
Cash Equivalents and Other Assets Less Liabilities                                  (3.1)
----------------------------------------------------------------------------------------
Total                                                                              100.0%
----------------------------------------------------------------------------------------

TOP 5 COUNTRIES*                                                                 7/31/05
----------------------------------------------------------------------------------------
United States                                                                       35.5%
France                                                                              12.6
Japan                                                                               10.0
Austria                                                                              6.9
Australia                                                                            6.0
----------------------------------------------------------------------------------------
Total                                                                               71.0%
----------------------------------------------------------------------------------------

* Weightings represent percentages of the Portfolio's net assets as of July 31, 2005. The Portfolio is actively managed and its composition will vary over time. Credit quality ratings shown are based on the ratings assigned to portfolio holdings by Standard & Poor's Ratings Group, an independent rating agency.

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34

UBS PACE SELECT ADVISORS TRUST

UBS PACE LARGE CO VALUE EQUITY INVESTMENTS

PERFORMANCE

For the fiscal year ended July 31, 2005, the Portfolio's Class P shares returned 19.03% (before the deduction of the maximum UBS PACE program fee; 17.26% after the deduction of the maximum program fee), compared with a 19.03% return of the Russell 1000 Value Index (the "Index") and 14.39% return of the Lipper Large Cap Value Fund median. (Returns for all share classes over various time periods are shown in the "Performance At A Glance" table on page 38. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.)

MARKET REVIEW

Several key factors impacted the economy and equity market during the reporting period. First was the steadily rising cost of oil, which began the fiscal year at slightly over $40 a barrel, but finished over $60 a barrel. Despite the negative influence of higher oil prices, the economy continued to grow steadily, if somewhat slower than in recent years. A major boost to the economy continued to come from the real estate sector, with housing sales benefiting from still historically low interest rates.

As the economy grew, so did the Federal Reserve Board's (the "Fed") concern that a too-rapid expansion could lead to higher inflation. The Fed addressed this concern by raising short-term interest rates. The first increase to the federal funds rate came on June 30, 2004. Eight more increases followed, bringing short-term rates to 3.25% by the end of the fiscal year and to 3.50% in August, after the period closed. Inflation, meanwhile, did move upward during the reporting period, due in large part to rising energy costs, but it did not rise to the extent feared.

Against this generally favorable economic backdrop, corporate profits remained strong, no longer growing as quickly as in recent years, but still increasing in absolute terms. With corporate earnings generally solid, the market turned in positive performance during the fiscal year.

ADVISORS' COMMENTS

SSgA

Our portion of the Portfolio outperformed its benchmark before fees and expenses during the fiscal year, due largely to strong stock selection. Our investment process incorporates perspectives on valuation, quality and sentiment. For much of the past year, these components have served as solid predictors of return with the valuation factors (price-to-earnings and cash flow) offering the best forecasting skill. Over this same period, the estimate revision component, a proxy for earnings growth, lagged.

Over the reporting period, overweights to technology, utility and energy stocks were the largest contributors to Portfolio results. The maker of anti-virus software, McAfee, Inc., benefited from a fiscal third quarter profit surge, reflecting a gain from the sale of its Sniffer network monitoring business. Its shares moved even higher after the company raised its 2005 profit and sales forecasts twice in 2005. VeriSign, Inc.* also contributed to results, returning a stellar 74% over the fiscal year. The main operator of the Internet address database reported fiscal third quarter profit of more than $40 million. Its sales increased after the acquisition of Jamba!, which sells ring tones

[SIDENOTE]

UBS PACE SELECT ADVISORS TRUST - UBS PACE LARGE CO VALUE EQUITY INVESTMENTS

INVESTMENT ADVISORS:

SSgA Funds Management, Inc. ("SSgA"), Institutional Capital Corporation ("ICAP") and Westwood Management Corporation ("Westwood")

PORTFOLIO MANAGER:

SSgA: Team; ICAP: Team; Westwood: Susan M. Byrne

OBJECTIVE:

Capital appreciation and dividend income.

INVESTMENT PROCESS:

SSgA uses several independent valuation measures to identify investment opportunities within a large-cap value universe and combines factors to produce an overall rank. Comprehensive research determines the optimal weighting of these perspectives to arrive at strategies that vary by industry. SSgA constructs the portion of the Portfolio it advises by selecting the highest-ranked stocks from the investable universe, and manages deviations from the benchmark to maximize the risk/reward trade-off. The resulting Portfolio has characteristics similar to the Russell 1000 Value Index. SSgA generally sells stocks that no longer meet its selection criteria or that it believes otherwise may adversely affect performance relative to the Index.

ICAP uses its proprietary valuation model to identify large-capitalization companies that it believes offer the best relative values because they sell below the price-to-earnings ratio warranted by their prospects. ICAP looks for companies where there is a catalyst for positive change with potential to produce stock appreciation of 15% or more relative to the market over the next 12 to 18 months. ICAP also uses internally generated research to evaluate the financial condition and business prospects of every company it considers. ICAP monitors each stock purchased and sells the stock when its target price is achieved, the catalyst becomes inoperative, or ICAP identifies another stock with greater opportunity for appreciation.

WESTWOOD maintains a list of securities that it believes have proven records and potential for above-average earnings growth. It considers purchasing a security on such list if Westwood's forecasted growth rates and earnings estimates exceed Wall Street expectations, or Westwood's forecasted price/earnings ratio is less than the forecasted growth rate. Westwood monitors the issuing companies and sells a stock if Westwood expects limited future price appreciation or if the projected price/earnings ratio exceeds the three-year growth rate.

--------------------------------------------------------------------------------

UBS PACE SELECT ADVISORS TRUST

UBS PACE LARGE CO VALUE EQUITY INVESTMENTS

ADVISORS' COMMENTS - CONCLUDED

and music for mobile telephones. Shares of TXU Corp., a Texas power company, gained an exceptional 113% over the reporting period, registering as the top contributor to performance. In the fourth quarter of 2004, its shares soared on news that the utility company quadrupled its dividend and said it would earn more at its Texas power unit than originally projected. Moving into 2005, the company also reported strong profits, exceeding analyst estimates. Other utility company holdings that helped performance were Exelon Corp. (+59%) and Constellation Energy Group, Inc. (+60%). Energy stocks continued to add value as oil prices moved steadily upward. In particular, Portfolio holdings Sunoco, Inc., Marathon Oil Corp. and Occidental Petroleum Corp. significantly enhanced results, with returns between 59% and 87% over the fiscal year.

While mild in nature, detractors from results included holdings in the consumer discretionary and financial sectors. In particular, an overweight position in American Axle & Manufacturing Holdings, Inc.* was a drag on performance. The maker of automotive drive train systems plummeted 30% after its fiscal first quarter profit fell 64% on a decline in sales to General Motors Corp. American Axle also cut its 2005 earnings forecast by as much as 45%.

ICAP

During the fiscal year, our portion of the Portfolio performed largely in line with that of the Index. Our investment approach remained "bottom up," meaning we choose stocks one-by-one based on their fundamentals, not because we expect certain sectors to outperform. We especially favored companies with catalysts that we believed could drive their shares higher over the next year to 18 months. Over the reporting period, we continued to seek high-quality companies with solid balance sheets, strong cash flows and sound financial positions. We also emphasized stocks with a high dividend yield and whose dividends have grown over time.

The Portfolio's oil stocks increased over 56% during the fiscal year, significantly enhancing results. Over the period, our top performers in this area were ConocoPhillips, Occidental Petroleum Corp., Marathon Oil Corp. and Halliburton Co. In contrast, negative contributors to performance were Pfizer, Inc., Microsoft Corp., International Paper Co. and Fannie Mae. With the exception of Microsoft and Pfizer, these stocks have been eliminated from the Portfolio.

Over the fiscal year, interest-sensitive sectors such as financials and utilities, as well as sectors sensitive to consumer discretionary spending, were underweighted relative to the Index, while consumer staples and healthcare were the Portfolio's largest overweights. In addition, we placed emphasis on areas in which capital investment has been muted, supply conditions have been tight and on companies that had pricing flexibility, including energy and railroads.

At the end of the fiscal year, the Portfolio varied significantly from the Index in its overweight positions in technology, consumer staples and transportation, and its underweights to financials and utilities.

WESTWOOD

Our exposure to high-quality, attractively valued securities with strong fundamentals allowed our portion of the Portfolio to outperform the benchmark during the fiscal year. Our belief in the sustainability of the global industrial cycle, fueled by demand from emerging economies such as India and China, led us to find value in the industrial segment of the market.

Strong security selection in the financial services, consumer discretionary and energy sectors (integrated oils, and exploration and production) was the primary contributor to our outperformance. Additional positive performance was generated from our overweight to the energy sector. Top-contributing holdings were Federated Department Stores, Inc., which benefited from strong retail sales and expanding margins, and Lehman Brothers Holdings, Inc., which rose on the back of strong capital markets results. In addition, ConocoPhillips and Burlington Resources, Inc., both of which generated strong earnings due to continued high crude oil prices, significantly enhanced results. We continue to believe both companies' stocks remain at very attractive valuation levels.

On the downside, positions in the healthcare, utilities, and materials and processing sectors were detrimental to Portfolio performance during the fiscal year. Within healthcare, Merck & Co., Inc. and Pfizer, Inc. were among the largest detractors to performance. Both companies were impacted by product recalls and fears over potential litigation costs, and we subsequently sold both. In addition, Alcoa, Inc.* traded lower as higher-than-expected inventory levels kept downward pressure on aluminum prices. Another holding that detracted from results over the reporting period was Verizon Communications, Inc. Its shares were weak due to fears over the effectiveness of competitor offerings, as well as its difficult merger negotiations with MCI.

*    Not held in the portfolio as of July 31, 2005.

--------------------------------------------------------------------------------
36

UBS PACE SELECT ADVISORS TRUST

UBS PACE LARGE CO VALUE EQUITY INVESTMENTS

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE CLASS P SHARES OF THE PORTFOLIO AND THE RUSSELL 1000 VALUE INDEX

             UBS PACE LARGE CO VALUE EQUITY INVESTMENTS      UBS PACE LARGE CO VALUE EQUITY INVESTMENTS
          (BEFORE DEDUCTING MAXIMUM UBS PACE PROGRAM FEE)  (AFTER DEDUCTING MAXIMUM UBS PACE PROGRAM FEE)  RUSSELL 1000 VALUE INDEX
Aug-1995                     $  10,000                                       $  10,000                             $  10,000
Aug-1995                     $  10,117                                       $  10,113                             $  10,155
Sep-1995                     $  10,442                                       $  10,425                             $  10,522
Oct-1995                     $  10,408                                       $  10,379                             $  10,417
Nov-1995                     $  10,975                                       $  10,930                             $  10,945
Dec-1995                     $  11,169                                       $  11,110                             $  11,220
Jan-1996                     $  11,622                                       $  11,546                             $  11,570
Feb-1996                     $  11,798                                       $  11,706                             $  11,657
Mar-1996                     $  12,016                                       $  11,907                             $  11,855
Apr-1996                     $  12,242                                       $  12,116                             $  11,901
May-1996                     $  12,426                                       $  12,283                             $  12,050
Jun-1996                     $  12,384                                       $  12,227                             $  12,059
Jul-1996                     $  11,790                                       $  11,625                             $  11,604
Aug-1996                     $  12,250                                       $  12,064                             $  11,936
Sep-1996                     $  12,795                                       $  12,585                             $  12,410
Oct-1996                     $  13,072                                       $  12,840                             $  12,890
Nov-1996                     $  13,968                                       $  13,704                             $  13,825
Dec-1996                     $  13,974                                       $  13,693                             $  13,649
Jan-1997                     $  14,483                                       $  14,174                             $  14,310
Feb-1997                     $  14,580                                       $  14,250                             $  14,521
Mar-1997                     $  14,106                                       $  13,770                             $  13,998
Apr-1997                     $  14,527                                       $  14,163                             $  14,587
May-1997                     $  15,598                                       $  15,188                             $  15,401
Jun-1997                     $  16,326                                       $  15,878                             $  16,062
Jul-1997                     $  17,581                                       $  17,077                             $  17,270
Aug-1997                     $  16,888                                       $  16,383                             $  16,655
Sep-1997                     $  17,643                                       $  17,094                             $  17,662
Oct-1997                     $  16,669                                       $  16,130                             $  17,168
Nov-1997                     $  17,028                                       $  16,458                             $  17,927
Dec-1997                     $  17,433                                       $  16,827                             $  18,451
Jan-1998                     $  17,557                                       $  16,926                             $  18,190
Feb-1998                     $  19,081                                       $  18,373                             $  19,414
Mar-1998                     $  20,178                                       $  19,404                             $  20,602
Apr-1998                     $  19,977                                       $  19,187                             $  20,739
May-1998                     $  19,691                                       $  18,889                             $  20,432
Jun-1998                     $  19,815                                       $  18,984                             $  20,694
Jul-1998                     $  19,320                                       $  18,486                             $  20,329
Aug-1998                     $  16,565                                       $  15,831                             $  17,303
Sep-1998                     $  17,747                                       $  16,939                             $  18,296
Oct-1998                     $  19,091                                       $  18,199                             $  19,714
Nov-1998                     $  19,892                                       $  18,938                             $  20,632
Dec-1998                     $  20,632                                       $  19,619                             $  21,334
Jan-1999                     $  20,498                                       $  19,467                             $  21,501
Feb-1999                     $  19,715                                       $  18,700                             $  21,197
Mar-1999                     $  20,395                                       $  19,321                             $  21,636
Apr-1999                     $  22,220                                       $  21,024                             $  23,657
May-1999                     $  21,901                                       $  20,695                             $  23,397
Jun-1999                     $  22,777                                       $  21,496                             $  24,076
Jul-1999                     $  21,798                                       $  20,546                             $  23,371
Aug-1999                     $  21,024                                       $  19,793                             $  22,504
Sep-1999                     $  19,498                                       $  18,333                             $  21,717
Oct-1999                     $  19,539                                       $  18,349                             $  22,967
Nov-1999                     $  19,653                                       $  18,432                             $  22,788
Dec-1999                     $  19,778                                       $  18,527                             $  22,898
Jan-2000                     $  18,449                                       $  17,260                             $  22,151
Feb-2000                     $  16,937                                       $  15,825                             $  20,505
Mar-2000                     $  18,630                                       $  17,386                             $  23,007
Apr-2000                     $  19,460                                       $  18,138                             $  22,739
May-2000                     $  19,699                                       $  18,337                             $  22,979
Jun-2000                     $  18,869                                       $  17,543                             $  21,929
Jul-2000                     $  18,585                                       $  17,257                             $  22,203
Aug-2000                     $  19,563                                       $  18,142                             $  23,439
Sep-2000                     $  19,506                                       $  18,067                             $  23,653
Oct-2000                     $  20,051                                       $  18,549                             $  24,235
Nov-2000                     $  19,225                                       $  17,762                             $  23,335
Dec-2000                     $  20,269                                       $  18,704                             $  24,504
Jan-2001                     $  20,327                                       $  18,733                             $  24,598
Feb-2001                     $  20,005                                       $  18,414                             $  23,914
Mar-2001                     $  19,328                                       $  17,768                             $  23,069
Apr-2001                     $  20,384                                       $  18,716                             $  24,200
May-2001                     $  20,682                                       $  18,966                             $  24,744
Jun-2001                     $  20,154                                       $  18,459                             $  24,195
Jul-2001                     $  20,131                                       $  18,415                             $  24,144
Aug-2001                     $  19,190                                       $  17,532                             $  23,177
Sep-2001                     $  17,974                                       $  16,400                             $  21,546
Oct-2001                     $  18,100                                       $  16,494                             $  21,360
Nov-2001                     $  18,984                                       $  17,278                             $  22,602
Dec-2001                     $  19,480                                       $  17,708                             $  23,134
Jan-2002                     $  19,295                                       $  17,517                             $  22,956
Feb-2002                     $  19,191                                       $  17,401                             $  22,993
Mar-2002                     $  19,989                                       $  18,103                             $  24,081
Apr-2002                     $  19,596                                       $  17,724                             $  23,255
May-2002                     $  19,700                                       $  17,796                             $  23,371
Jun-2002                     $  18,612                                       $  16,792                             $  22,029
Jul-2002                     $  17,177                                       $  15,478                             $  19,982
Aug-2002                     $  17,211                                       $  15,490                             $  20,133
Sep-2002                     $  15,452                                       $  13,889                             $  17,894
Oct-2002                     $  16,170                                       $  14,516                             $  19,220
Nov-2002                     $  16,829                                       $  15,089                             $  20,430
Dec-2002                     $  16,199                                       $  14,506                             $  19,543
Jan-2003                     $  15,941                                       $  14,257                             $  19,070
Feb-2003                     $  15,601                                       $  13,936                             $  18,561
Mar-2003                     $  15,601                                       $  13,918                             $  18,593
Apr-2003                     $  16,773                                       $  14,945                             $  20,229
May-2003                     $  17,723                                       $  15,771                             $  21,535
Jun-2003                     $  17,934                                       $  15,939                             $  21,804
Jul-2003                     $  18,051                                       $  16,023                             $  22,129
Aug-2003                     $  18,344                                       $  16,263                             $  22,474
Sep-2003                     $  18,250                                       $  16,160                             $  22,254
Oct-2003                     $  19,176                                       $  16,958                             $  23,616
Nov-2003                     $  19,387                                       $  17,124                             $  23,936
Dec-2003                     $  20,570                                       $  18,146                             $  25,412
Jan-2004                     $  20,902                                       $  18,415                             $  25,859
Feb-2004                     $  21,388                                       $  18,820                             $  26,413
Mar-2004                     $  21,210                                       $  18,640                             $  26,182
Apr-2004                     $  20,630                                       $  18,107                             $  25,542
May-2004                     $  20,736                                       $  18,178                             $  25,802
Jun-2004                     $  21,246                                       $  18,602                             $  26,412
Jul-2004                     $  20,831                                       $  18,217                             $  26,040
Aug-2004                     $  20,902                                       $  18,255                             $  26,411
Sep-2004                     $  21,329                                       $  18,604                             $  26,820
Oct-2004                     $  21,518                                       $  18,746                             $  27,266
Nov-2004                     $  22,632                                       $  19,692                             $  28,644
Dec-2004                     $  23,272                                       $  20,223                             $  29,603
Jan-2005                     $  22,960                                       $  19,927                             $  29,078
Feb-2005                     $  23,800                                       $  20,630                             $  30,042
Mar-2005                     $  23,476                                       $  20,324                             $  29,630
Apr-2005                     $  22,875                                       $  19,780                             $  29,099
May-2005                     $  23,548                                       $  20,335                             $  29,799
Jun-2005                     $  23,848                                       $  20,569                             $  30,125
Jul-2005                     $  24,796                                       $  21,361                             $  30,997

The graph depicts the performance of UBS PACE Large Co Value Equity Investments Class P shares versus the Russell 1000 Value Index from August 24, 1995, which is the inception date of the Class P shares, through July 31, 2005. The performance of the other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes. Past performance does not predict future performance and the performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. It is important to note that UBS PACE Large Co Value Equity Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

--------------------------------------------------------------------------------

UBS PACE SELECT ADVISORS TRUST

UBS PACE LARGE CO VALUE EQUITY INVESTMENTS

PERFORMANCE AT A GLANCE (UNAUDITED)

                                                                                                                         SINCE
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED 7/31/05                         6 MONTHS       1 YEAR       5 YEARS     INCEPTION^
---------------------------------------------------------------------------------------------------------------------------------
Before Deducting                           Class A*                              7.89%        18.78%          N/A         5.34%
Maximum Sales Charge                       Class B**                             7.51         17.83           N/A         4.53
or UBS PACE Program Fee                    Class C***                            7.47         17.87           N/A         4.56
                                           Class Y****                           8.09         19.17           N/A         5.31
                                           Class P*****                          8.00         19.03          5.94%        9.57
After Deducting                            Class A*                              1.98         12.25           N/A         4.07
Maximum Sales Charge                       Class B**                             2.51         12.83           N/A         4.17
or UBS PACE Program Fee                    Class C***                            6.47         16.87           N/A         4.56
                                           Class P*****                          7.19         17.26          4.36         7.94
Russell 1000 Value Index                                                         6.60         19.03          6.90        12.05
Lipper Large Cap Value Funds median                                              5.18         14.39          3.86         9.51

Average annual total returns for periods ended June 30, 2005, after deduction of the maximum sales charge or UBS PACE program fee, were as follows: Class A--1-year period, 5.85%; since inception, 3.26%; Class B--1-year period, 6.02%; since inception, 3.36%; Class C--1-year period, 10.17%; since inception, 3.78%; Class Y--1-year period, 12.33%; since inception, 4.48%; Class P--1-year period, 10.58%; 5-year period, 3.23%; since inception, 7.60%.

^ Since inception returns are calculated as of commencement of issuance on August 24, 1995 for Class P shares, November 27, 2000 for Class A, B, and C shares and January 19, 2001 for Class Y shares. Since inception returns for the Index and Lipper median are shown as of August 24, 1995, which is the inception date of the oldest share class (Class P).

* Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

** Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

*** Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

**** The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

***** Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual UBS PACE program fee of 1.5% of the value of Class P shares.

The Russell 1000 Value Index measures the performance of a large universe of stocks with lower price-to-book ratios and lower forecasted growth values.

Past performance does not predict future performance and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

--------------------------------------------------------------------------------
38

UBS PACE SELECT ADVISORS TRUST

UBS PACE LARGE CO VALUE EQUITY INVESTMENTS

UNDERSTANDING YOUR PORTFOLIO'S EXPENSES (UNAUDITED)

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs (as applicable), including sales charges (loads), or ongoing program fees; and (2) ongoing Portfolio costs, including management fees; service and/or distribution (12b-1) fees (if applicable); and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, February 1, 2005 to July 31, 2005.

ACTUAL EXPENSES

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each class of shares under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads), or program fees. Therefore, the second line in the table for each class of shares is useful in comparing ongoing Portfolio costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs or program fees were included, your costs would have been higher.

                                                                          BEGINNING          ENDING         EXPENSES PAID
                                                                        ACCOUNT VALUE     ACCOUNT VALUE     DURING PERIOD*
                                                                       FEBRUARY 1, 2005   JULY 31, 2005   2/1/05 TO 7/31/05
---------------------------------------------------------------------------------------------------------------------------
Class A           Actual                                               $       1,000.00   $    1,078.90   $            5.93
                  Hypothetical (5% annual return before expenses)              1,000.00        1,019.09                5.76
Class B           Actual                                                       1,000.00        1,075.10               10.08
                  Hypothetical (5% annual return before expenses)              1,000.00        1,015.08                9.79
Class C           Actual                                                       1,000.00        1,074.70                9.98
                  Hypothetical (5% annual return before expenses)              1,000.00        1,015.17                9.69
Class Y           Actual                                                       1,000.00        1,080.90                4.18
                  Hypothetical (5% annual return before expenses)              1,000.00        1,020.78                4.06
Class P           Actual                                                       1,000.00        1,080.00                4.64
                  Hypothetical (5% annual return before expenses)              1,000.00        1,020.33                4.51

*    Expenses are equal to the Portfolio's annualized net expense ratios: Class
     A: 1.15%, Class B: 1.96%, Class C: 1.94%, Class Y: 0.81%, Class P: 0.90%,
     multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half year period).

--------------------------------------------------------------------------------

UBS PACE SELECT ADVISORS TRUST

UBS PACE LARGE CO VALUE EQUITY INVESTMENTS

PORTFOLIO STATISTICS (UNAUDITED)

CHARACTERISTICS                                                                  7/31/05
----------------------------------------------------------------------------------------
Net Assets (mm)                                                               $  1,235.5
Number of Securities                                                                 160

PORTFOLIO COMPOSITION*                                                           7/31/05
----------------------------------------------------------------------------------------
Common Stocks                                                                       95.8%
ADRs                                                                                 2.2
Cash Equivalents and Other Assets Less Liabilities                                   2.0
----------------------------------------------------------------------------------------
Total                                                                              100.0%
----------------------------------------------------------------------------------------

TOP 5 SECTORS*                                                                   7/31/05
----------------------------------------------------------------------------------------
Financials                                                                          28.9%
Energy                                                                              16.5
Industrials                                                                         11.6
Consumer Discretionary                                                               9.2
Information Technology                                                               7.1
----------------------------------------------------------------------------------------
Total                                                                               73.3%
----------------------------------------------------------------------------------------

TOP TEN EQUITY HOLDINGS*                                                         7/31/05
----------------------------------------------------------------------------------------
Exxon Mobil                                                                          4.0%
Bank of America                                                                      3.5
Citigroup                                                                            2.9
Occidental Petroleum                                                                 2.2
Marathon Oil                                                                         2.0
Altria Group                                                                         1.9
ConocoPhillips                                                                       1.9
J.P. Morgan Chase                                                                    1.7
Verizon Communications                                                               1.6
ChevronTexaco                                                                        1.5
----------------------------------------------------------------------------------------
Total                                                                               23.2%
----------------------------------------------------------------------------------------

* Weightings represent percentages of the Portfolio's net assets as of July 31, 2005. The Portfolio is actively managed and its composition will vary over time.

--------------------------------------------------------------------------------
40

UBS PACE SELECT ADVISORS TRUST

UBS PACE LARGE CO GROWTH EQUITY INVESTMENTS

PERFORMANCE

For the fiscal year ended July 31, 2005, the Portfolio's Class P shares returned 17.62% (before the deduction of the maximum UBS PACE program fee; 15.87% after the deduction of the maximum program fee), compared with the 13.04% return of the Russell 1000 Growth Index (the "Index") and the 13.63% return of the Lipper Large-Cap Growth Funds median. (Returns for all share classes over various time periods are shown in the "Performance At A Glance" table on page 44. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.)

MARKET REVIEW

Over the fiscal year, the US equity market had no shortage of news. Major market headlines included crude oil reaching new highs, the Federal Reserve Board steadily raising interest rates, the impact of uncertainty surrounding the US presidential elections in November and a growing US current account deficit. At first glance, this worrisome mix of news, combined with flagging bond prices, would seem to dictate troubled times for equities. However, despite the turbulence of the past year, the S&P 500 Index generated strong results. While offering positive absolute returns, the market environment has been difficult for active managers, as correlations among stocks reached historical highs, coupled with market volatility falling to unprecedented lows.

ADVISORS' COMMENTS

GEAM

Our portion of the Portfolio outperformed its Index during the fiscal year. All sectors posted positive returns, with materials, energy and healthcare generating the best absolute returns. Healthcare, consumer staples and materials drove the Portfolio's outperformance relative to the Index. In the healthcare sector, solid returns from UnitedHealth Group Inc. (+66%) enhanced results as it benefited from expectations that Medicare changes enacted earlier in the year would favor the company. Amgen Inc. (+40%) also contributed to performance as its shares rebounded sharply in July 2005 after reporting strong quarterly results.

In the materials sector, our sole holding, Monsanto Co. (+68%), outperformed the sector return of 7%. Monsanto is benefiting from increasing demand for its genetically modified seed, and the company is aggressively identifying new genetic traits and trait combinations to improve farm yields. We do not currently hold any consumer staples stocks, and were significantly underweight during the fiscal year. We believe companies in these industries typically do not meet our stock selection criteria of long-term sustainable growth. The resulting underweight position positively impacted performance for the fiscal year.

Despite overall positive returns, information technology and financials were among the weakest-performing sectors during the period. As a result, they were the primary negative contributors to relative

[SIDENOTE]

UBS PACE SELECT ADVISORS TRUST - UBS PACE LARGE CO GROWTH EQUITY INVESTMENTS

ADVISORS:

GE Asset Management Incorporated ("GEAM"), Marsico Capital Management ("Marsico") and SSgA Funds Management, Inc. ("SSgA")

PORTFOLIO MANAGERS:

GEAM: David B. Carlson; Marsico: Tom Marsico; SSgA: Team

OBJECTIVE:

Capital appreciation

INVESTMENT PROCESS:

GEAM invests primarily in a limited number of equity securities believed to have above-average growth histories and/or growth potential. GEAM seeks to identify companies with characteristics such as: above-average annual growth rates, financial strength, leadership in their respective industries and high-quality management focused on generating shareholder value.

MARSICO seeks to identify companies with earnings growth potential that may not be recognized by the market at large. Marsico's stock selection process focuses on factors such as market expertise or dominance, franchise durability and pricing power, solid company fundamentals, as well as strong management and reasonable valuations. Marsico's investment approach combines top-down macroeconomic analysis with bottom-up stock selection.

SSgA seeks to outperform the Russell 1000 Growth Index (before fees and expenses). SsgA uses several independent valuation measures to identify investment opportunities within a large-cap growth universe and combines factors to produce an overall rank. Comprehensive research helps determine the optimal weighting of these perspectives to arrive at strategies that vary by industry. SSgA ranks all companies within the investable universe from top to bottom based on their relative attractiveness. SSgA constructs its portion of the Portfolio by selecting the highest-ranked stocks from the universe, and manages deviations from the benchmark to maximize the risk/reward trade-off. The Portfolio has characteristics similar to the Index. SSgA generally sells stocks that no longer meet its selection criteria or that it believes otherwise may adversely affect performance relative to the Index.

--------------------------------------------------------------------------------

UBS PACE SELECT ADVISORS TRUST

UBS PACE LARGE CO GROWTH EQUITY INVESTMENTS

ADVISORS' COMMENTS - CONCLUDED

performance. In the information technology sector, Cisco Systems Inc. (-8%) was weak as investors lowered their growth expectations from earlier in the year. However, its stock rallied in the most recent quarter as these fears abated. Certegy Inc. (-8%) was down as its check cashing business underperformed expectations in July 2005. First Data Corp (-7%) has traded in line with the market after a weak fall quarter in 2004. In financials, our holdings outperformed the sector's overall return. However, the weakness of financial companies compared with the broader market negatively impacted performance because of our overweight position.

MARSICO CAPITAL

Our portion of the Portfolio outperformed its Index during the fiscal year. The healthcare sector was a major area of emphasis for the Portfolio throughout the reporting period, and we benefited, in particular, from stock selection within the sector. Notably, healthcare service provider UnitedHealth Group Inc. (+66%) and biotechnology company Genentech Inc. (+84%) posted strong returns. These holdings were also among the Portfolio's largest individual positions. As such, they contributed in a very significant manner to the Portfolio's performance results.

Several of the Portfolio's positions in the financials sector also posted strong gains during the fiscal year. These included educational loan provider SLM Corporation (+38%) and Chicago Mercantile Exchange Holdings, Inc. (+74%), which offers the world's largest trading venue for futures and options contracts. Stock selection in the information technology sector was another area of strength for the Portfolio. Positions in computer manufacturer Apple Computer Inc. (+43% prior to being sold), Internet search engine Google Inc. (+32%), and wireless communications manufacturer QUALCOMM Inc. (+15%) benefited the Portfolio's performance results.

Certain individual positions were also positive contributors to performance, including home improvement retailer Lowe's Cos. (+36%), industrials company Caterpillar, Inc. (+50%), and hotel and casino operator MGM Mirage (+87%).

The Portfolio did not maintain significant investments in the energy sector, and this proved to be a negative for performance, as we missed the opportunity for potential gains. Over the fiscal year, energy was among the strongest areas of the stock market due largely to surging oil prices. Other "soft spots" in the Portfolio related primarily to declines in the stock prices of computer manufacturer Dell Inc. and retailer Tiffany & Co. Both stocks were subsequently eliminated from the portfolio.

As of July 31, 2005, the Portfolio's economic sector allocations emphasized healthcare, consumer discretionary, industrials, and financials companies. As of period end, the Portfolio had little or no exposure to areas such as energy, telecommunications services and materials.

SSgA

Our portion of the Portfolio handily outperformed its Index during the fiscal year. Our investment process incorporates perspectives on valuation, quality and sentiment. For much of the past year, these components have served as solid predictors of return with the valuation factors (price-to-earnings and cash flow) offering the best forecasting skill. Over this same period, the estimate revision component, a proxy for earnings growth, lagged.

Strong stock selection helped the Portfolio to outperform as stocks in nine of ten sectors contained in the Index added value. Specifically, overweights to technology, materials and industrials stocks enhanced results. Computer software holdings such as Adobe Systems Inc. (+41%), McAfee Inc. (+55%) and Oracle Systems Corp. (+29%) were among the top contributing stocks. Adobe Systems, the biggest maker of graphic design software, increased its fourth quarter 2004 net income by 36% as sales surged for its Creative Suite publishing and design program. The maker of anti-virus software, McAfee, benefited from a fiscal third quarter profit surge, reflecting a gain from the sale of its Sniffer network monitoring business. Its shares moved even higher after the company raised 2005 profit and sales forecasts twice in 2005. Oracle's stock moved higher after gaining control of PeopleSoft. VeriSign Inc. also added value with a solid return over the fiscal year. The main operator of the Internet address database reported a fiscal third quarter profit of more than $40 million. Its sales increased after the acquisition of Jamba!, which sells ring tones and music for mobile telephones. Among the Portfolio's industrial stocks, United Defense Industries Inc.* contributed to performance. Shares of the company that makes the Bradley Fighting Vehicle jumped when it agreed to be bought by BAE Systems Plc, Europe's largest defense contractor. As copper prices reached new highs, Phelps Dodge Corp. contributed to performance, with the copper producer's stock returning 38% over the reporting period. Also adding value was Nucor Corp.*, which generated positive gains with rising speculation of increased demand for steel. While not sufficient to offset the Portfolio's gains, its telecommunication stocks detracted from performance. In particular, an underweight exposure to Nextel Communication* hurt relative results as its stock gained 53% during the fiscal year.

*    Not held in the portfolio as of July 31, 2005.

--------------------------------------------------------------------------------
42

UBS PACE SELECT ADVISORS TRUST

UBS PACE LARGE CO GROWTH EQUITY INVESTMENTS

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE CLASS P SHARES OF THE PORTFOLIO AND THE RUSSELL 1000 GROWTH INDEX

            UBS PACE LARGE CO GROWTH EQUITY INVESTMENTS     UBS PACE LARGE CO GROWTH EQUITY INVESTMENTS
          (BEFORE DEDUCTING MAXIMUM UBS PACE PROGRAM FEE)  (AFTER DEDUCTING MAXIMUM UBS PACE PROGRAM FEE)  RUSSELL 1000 GROWTH INDEX
Aug-1995                     $  10,000                                       $  10,000                             $  10,000
Aug-1995                     $  10,000                                       $   9,997                             $  10,039
Sep-1995                     $  10,367                                       $  10,350                             $  10,502
Oct-1995                     $  10,400                                       $  10,371                             $  10,509
Nov-1995                     $  10,675                                       $  10,632                             $  10,918
Dec-1995                     $  10,667                                       $  10,610                             $  10,980
Jan-1996                     $  10,967                                       $  10,895                             $  11,348
Feb-1996                     $  11,234                                       $  11,147                             $  11,555
Mar-1996                     $  11,284                                       $  11,182                             $  11,570
Apr-1996                     $  11,485                                       $  11,367                             $  11,875
May-1996                     $  11,810                                       $  11,674                             $  12,289
Jun-1996                     $  11,819                                       $  11,668                             $  12,307
Jul-1996                     $  11,076                                       $  10,921                             $  11,586
Aug-1996                     $  11,485                                       $  11,310                             $  11,885
Sep-1996                     $  12,520                                       $  12,314                             $  12,750
Oct-1996                     $  12,662                                       $  12,438                             $  12,827
Nov-1996                     $  13,338                                       $  13,085                             $  13,790
Dec-1996                     $  12,932                                       $  12,672                             $  13,520
Jan-1997                     $  13,660                                       $  13,368                             $  14,468
Feb-1997                     $  13,267                                       $  12,967                             $  14,370
Mar-1997                     $  12,313                                       $  12,020                             $  13,592
Apr-1997                     $  13,208                                       $  12,878                             $  14,495
May-1997                     $  13,944                                       $  13,578                             $  15,541
Jun-1997                     $  14,605                                       $  14,204                             $  16,163
Jul-1997                     $  16,128                                       $  15,665                             $  17,592
Aug-1997                     $  15,115                                       $  14,664                             $  16,563
Sep-1997                     $  16,019                                       $  15,521                             $  17,378
Oct-1997                     $  15,567                                       $  15,064                             $  16,736
Nov-1997                     $  15,735                                       $  15,207                             $  17,446
Dec-1997                     $  16,138                                       $  15,577                             $  17,642
Jan-1998                     $  16,475                                       $  15,883                             $  18,169
Feb-1998                     $  18,089                                       $  17,417                             $  19,536
Mar-1998                     $  18,789                                       $  18,069                             $  20,315
Apr-1998                     $  19,100                                       $  18,344                             $  20,596
May-1998                     $  18,896                                       $  18,126                             $  20,012
Jun-1998                     $  20,039                                       $  19,199                             $  21,237
Jul-1998                     $  20,385                                       $  19,506                             $  21,097
Aug-1998                     $  16,377                                       $  15,651                             $  17,931
Sep-1998                     $  17,149                                       $  16,368                             $  19,308
Oct-1998                     $  19,100                                       $  18,207                             $  20,860
Nov-1998                     $  20,350                                       $  19,375                             $  22,446
Dec-1998                     $  22,601                                       $  21,491                             $  24,470
Jan-1999                     $  24,138                                       $  22,923                             $  25,907
Feb-1999                     $  23,167                                       $  21,974                             $  24,724
Mar-1999                     $  23,996                                       $  22,732                             $  26,026
Apr-1999                     $  24,043                                       $  22,748                             $  26,059
May-1999                     $  23,402                                       $  22,114                             $  25,258
Jun-1999                     $  25,429                                       $  23,999                             $  27,027
Jul-1999                     $  24,392                                       $  22,992                             $  26,168
Aug-1999                     $  24,835                                       $  23,380                             $  26,596
Sep-1999                     $  23,930                                       $  22,500                             $  26,037
Oct-1999                     $  25,730                                       $  24,163                             $  28,004
Nov-1999                     $  26,126                                       $  24,504                             $  29,514
Dec-1999                     $  28,307                                       $  26,516                             $  32,584
Jan-2000                     $  26,963                                       $  25,225                             $  31,056
Feb-2000                     $  26,750                                       $  24,995                             $  32,575
Mar-2000                     $  30,000                                       $  27,996                             $  34,906
Apr-2000                     $  29,071                                       $  27,096                             $  33,245
May-2000                     $  27,708                                       $  25,793                             $  31,571
Jun-2000                     $  29,071                                       $  27,028                             $  33,964
Jul-2000                     $  28,723                                       $  26,671                             $  32,548
Aug-2000                     $  30,860                                       $  28,620                             $  35,495
Sep-2000                     $  27,949                                       $  25,888                             $  32,137
Oct-2000                     $  26,644                                       $  24,648                             $  30,617
Nov-2000                     $  22,828                                       $  21,092                             $  26,104
Dec-2000                     $  22,627                                       $  20,879                             $  25,278
Jan-2001                     $  23,937                                       $  22,061                             $  27,024
Feb-2001                     $  19,838                                       $  18,260                             $  22,436
Mar-2001                     $  17,396                                       $  15,992                             $  19,995
Apr-2001                     $  19,849                                       $  18,224                             $  22,524
May-2001                     $  19,849                                       $  18,202                             $  22,192
Jun-2001                     $  19,524                                       $  17,881                             $  21,678
Jul-2001                     $  18,908                                       $  17,296                             $  21,136
Aug-2001                     $  17,239                                       $  15,749                             $  19,408
Sep-2001                     $  15,323                                       $  13,982                             $  17,470
Oct-2001                     $  16,220                                       $  14,781                             $  18,387
Nov-2001                     $  17,810                                       $  16,210                             $  20,153
Dec-2001                     $  17,765                                       $  16,149                             $  20,115
Jan-2002                     $  17,194                                       $  15,610                             $  19,760
Feb-2002                     $  16,096                                       $  14,595                             $  18,940
Mar-2002                     $  16,824                                       $  15,237                             $  19,595
Apr-2002                     $  15,447                                       $  13,971                             $  17,996
May-2002                     $  15,043                                       $  13,590                             $  17,561
Jun-2002                     $  13,845                                       $  12,491                             $  15,936
Jul-2002                     $  12,915                                       $  11,638                             $  15,060
Aug-2002                     $  13,061                                       $  11,754                             $  15,105
Sep-2002                     $  11,929                                       $  10,723                             $  13,538
Oct-2002                     $  12,770                                       $  11,464                             $  14,780
Nov-2002                     $  13,162                                       $  11,801                             $  15,583
Dec-2002                     $  12,310                                       $  11,024                             $  14,506
Jan-2003                     $  12,053                                       $  10,779                             $  14,154
Feb-2003                     $  12,019                                       $  10,736                             $  14,089
Mar-2003                     $  12,254                                       $  10,932                             $  14,351
Apr-2003                     $  13,117                                       $  11,687                             $  15,413
May-2003                     $  13,856                                       $  12,330                             $  16,182
Jun-2003                     $  13,957                                       $  12,405                             $  16,405
Jul-2003                     $  14,394                                       $  12,777                             $  16,813
Aug-2003                     $  14,685                                       $  13,019                             $  17,231
Sep-2003                     $  14,562                                       $  12,894                             $  17,047
Oct-2003                     $  15,447                                       $  13,660                             $  18,004
Nov-2003                     $  15,469                                       $  13,663                             $  18,192
Dec-2003                     $  15,962                                       $  14,081                             $  18,822
Jan-2004                     $  16,152                                       $  14,231                             $  19,206
Feb-2004                     $  16,197                                       $  14,252                             $  19,328
Mar-2004                     $  16,052                                       $  14,107                             $  18,969
Apr-2004                     $  15,716                                       $  13,794                             $  18,749
May-2004                     $  15,895                                       $  13,934                             $  19,098
Jun-2004                     $  16,108                                       $  14,103                             $  19,337
Jul-2004                     $  15,256                                       $  13,341                             $  18,244
Aug-2004                     $  15,312                                       $  13,373                             $  18,154
Sep-2004                     $  15,749                                       $  13,737                             $  18,327
Oct-2004                     $  15,884                                       $  13,837                             $  18,613
Nov-2004                     $  16,679                                       $  14,512                             $  19,253
Dec-2004                     $  17,373                                       $  15,097                             $  20,007
Jan-2005                     $  16,768                                       $  14,554                             $  19,340
Feb-2005                     $  16,914                                       $  14,662                             $  19,546
Mar-2005                     $  16,668                                       $  14,430                             $  19,190
Apr-2005                     $  16,343                                       $  14,131                             $  18,825
May-2005                     $  17,004                                       $  14,684                             $  19,735
Jun-2005                     $  17,105                                       $  14,753                             $  19,663
Jul-2005                     $  17,944                                       $  15,458                             $  20,624

The graph depicts the performance of UBS PACE Large Co Growth Equity Investments Class P shares versus the Russell 1000 Growth Index from August 24, 1995, which is the inception date of the Class P shares, through July 31, 2005. The performance of the other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes. Past performance does not predict future performance and the performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. It is important to note that UBS PACE Large Co Growth Equity Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

--------------------------------------------------------------------------------
                                                                              43
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UBS PACE SELECT ADVISORS TRUST

UBS PACE LARGE CO GROWTH EQUITY INVESTMENTS

PERFORMANCE AT A GLANCE (UNAUDITED)

                                                                                                                         SINCE
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED 7/31/05                         6 MONTHS       1 YEAR        5 YEARS    INCEPTION^
---------------------------------------------------------------------------------------------------------------------------------
Before Deducting                           Class A*                               6.89%        17.26%          N/A       -6.44%
Maximum Sales Charge                       Class B**                              6.42         16.24           N/A        -7.19
or UBS PACE Program Fee                    Class C***                             6.34         16.21           N/A        -7.16
                                           Class Y****                            7.12         17.70           N/A        -4.79
                                           Class P*****                           7.01         17.62         -8.98%        6.06

After Deducting                            Class A*                               1.02         10.78           N/A        -7.57
Maximum Sales Charge                       Class B**                              1.42         11.24           N/A        -7.59
or UBS PACE Program Fee                    Class C***                             5.34         15.21           N/A        -7.16
                                           Class P*****                           6.22         15.87        -10.34         4.48

Russell 1000 Growth Index                                                         6.64         13.04         -8.72         7.55

Lipper Large-Cap Growth Funds median                                              6.12         13.63         -7.34         6.96

Average annual total returns for periods ended June 30, 2005, after deduction of the maximum sales charge or UBS PACE program fee, were as follows: Class A--1-year period, 0.00%, since inception, -8.66%; Class B--1-year period, -0.10%, since inception, -8.66%; Class C--1-year period, 3.97%, since inception, -8.22%; Class Y--1-year period, 6.24%, since inception, -5.93%; Class P--1-year period, 4.61%, 5-year period, -11.41%, since inception, 4.03%.

^ Since inception returns are calculated as of commencement of issuance on August 24, 1995 for Class P shares, November 27, 2000 for Class A, B, and C shares and February 15, 2001 for Class Y shares. Since inception returns for the Index and Lipper median are shown as of August 24, 1995, which is the inception date of the oldest share class (Class P).

* Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

** Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

*** Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

**** The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

***** Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual UBS PACE program fee of 1.5% of the value of Class P shares.

The Russell 1000 Growth Index measures the performance of a large universe of stocks with higher price-to-book ratios and higher forecasted growth values.

Past performance does not predict future performance and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

--------------------------------------------------------------------------------
44

UBS PACE SELECT ADVISORS TRUST

UBS PACE LARGE CO GROWTH EQUITY INVESTMENTS

UNDERSTANDING YOUR PORTFOLIO'S EXPENSES (UNAUDITED)

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs (as applicable), including sales charges (loads), or ongoing program fees; and (2) ongoing Portfolio costs, including management fees; service and/or distribution (12b-1) fees (if applicable); and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, February 1, 2005 to July 31, 2005.

ACTUAL EXPENSES

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each class of shares under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads), or program fees. Therefore, the second line in the table for each class of shares is useful in comparing ongoing Portfolio costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs or program fees were included, your costs would have been higher.

                                                                          BEGINNING          ENDING         EXPENSES PAID
                                                                        ACCOUNT VALUE     ACCOUNT VALUE     DURING PERIOD*
                                                                       FEBRUARY 1, 2005   JULY 31, 2005   2/1/05 TO 7/31/05
---------------------------------------------------------------------------------------------------------------------------
Class A           Actual                                               $       1,000.00   $    1,068.90   $            6.41
                  Hypothetical (5% annual return before expenses)              1,000.00        1,018.60                6.26
Class B           Actual                                                       1,000.00        1,064.20               11.06
                  Hypothetical (5% annual return before expenses)              1,000.00        1,014.08               10.79
Class C           Actual                                                       1,000.00        1,063.40               10.79
                  Hypothetical (5% annual return before expenses)              1,000.00        1,014.33               10.54
Class Y           Actual                                                       1,000.00        1,071.20                4.37
                  Hypothetical (5% annual return before expenses)              1,000.00        1,020.58                4.26
Class P           Actual                                                       1,000.00        1,070.10                4.93
                  Hypothetical (5% annual return before expenses)              1,000.00        1,020.03                4.81

*    Expenses are equal to the Portfolio's annualized net expense ratios: Class
     A: 1.25%, Class B: 2.16%, Class C: 2.11%, Class Y: 0.85%, Class P: 0.96%,
     multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half year period).

--------------------------------------------------------------------------------

UBS PACE SELECT ADVISORS TRUST

UBS PACE LARGE CO GROWTH EQUITY INVESTMENTS

PORTFOLIO STATISTICS (UNAUDITED)

CHARACTERISTICS                                                                  7/31/05
----------------------------------------------------------------------------------------
Net Assets (mm)                                                               $    914.1
Number of Securities                                                                 131

PORTFOLIO COMPOSITION*                                                           7/31/05
----------------------------------------------------------------------------------------
Common Stocks                                                                       94.7%
ADRs                                                                                 1.2
Cash Equivalents and Other Assets Less Liabilities                                   4.1
----------------------------------------------------------------------------------------
Total                                                                              100.0%
----------------------------------------------------------------------------------------

TOP 5 SECTORS*                                                                   7/31/05
----------------------------------------------------------------------------------------
Health Care                                                                         23.1%
Consumer Discretionary                                                              18.9
Information Technology                                                              17.6
Industrials                                                                         13.9
Financials                                                                          11.8
----------------------------------------------------------------------------------------
Total                                                                               85.3%
----------------------------------------------------------------------------------------

TOP TEN EQUITY SECURITIES*                                                       7/31/05
----------------------------------------------------------------------------------------
UnitedHealth Group                                                                   5.3%
Johnson & Johnson                                                                    3.2
Amgen                                                                                3.2
Zimmer Holdings                                                                      3.1
Genentech                                                                            2.8
Procter & Gamble                                                                     2.7
SLM                                                                                  2.7
Qualcomm                                                                             2.2
Lowe's Cos.                                                                          2.0
Microsoft                                                                            2.0
----------------------------------------------------------------------------------------
Total                                                                               29.2%
----------------------------------------------------------------------------------------

* Weightings represent percentages of the Portfolio's net assets as of July 31, 2005. The Portfolio is actively managed and its composition will vary over time.

--------------------------------------------------------------------------------
46

UBS PACE SELECT ADVISORS TRUST

UBS PACE SMALL/MEDIUM CO VALUE EQUITY INVESTMENTS

PERFORMANCE

For the fiscal year ended July 31, 2005, the Portfolio's Class P shares returned 22.55% (before the deduction of the maximum UBS PACE program fee; 20.73% after the deduction of the maximum program fee), versus the 28.92% return of the Russell 2500 Value Index (the "Index") and the 25.00% return of the Lipper Small-Cap Value Funds median. (Returns for all share classes over various time periods are shown in the "Performance At A Glance" table on page 50. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.)

MARKET REVIEW

Market returns during the fiscal year were strong in all styles, with small- and mid-cap stocks leading the way. The small- to mid-cap market was up sharply in the first few months of the reporting period, then drifted down slightly from January through April 2005 before finishing the fiscal year with three strong months. The market shrugged off any negativism generated by historically unprecedented energy prices, continued short-term interest rate increases by the Federal Reserve Board and the continuing specter of terrorist activity. Rather, investors chose to focus on continued solid corporate earnings growth.

ADVISORS' COMMENTS

ARIEL

The fiscal year was dominated by the energy sector's continued advance. This is illustrated in the BUSINESS WEEK 50, published in the April 4, 2005 issue, which is a compilation of the market's best performers. This listing showed that six of the top ten profit kings were energy companies.

Our portion of the Portfolio's results over the fiscal year were stifled by the enduring strength of this red-hot sector, whose boom and bust cycles run counter to our predisposition for consistent and predictable industries. Although oil has been greasing the market's skids just like it did in 2004, THE NO LOAD FUND INVESTOR explains, "The longer-term record of commodities, however, is much less impressive. Despite a decent commodity rally between 1994 and mid-1997, the Dow Jones-AIG Commodity Index fell about 25% overall from the beginning of 1991 all the way through early 1999. Meanwhile, the S&P 500 Index gained more than 350%." And even though the sector's returns were substantially less than that of the broad market, the newsletter tracked the Goldman Sachs Commodities Index over the 30-year period ending in 2002 and discovered it was, " . . . about 40% more volatile than the S&P 500."

As natural competitors, we hate to lose. And yet, instead of succumbing to the latest oil and energy craze, we remain committed to our unique brand of patient investing. During times like this, we take comfort in the words of noted GOOD TO GREAT author, Jim Collins, who recently told FORTUNE, "If you look at some of the great decisions in business history, the executives had the discipline to manage for the quarter-century, not the quarter."

[SIDENOTE]

UBS PACE SELECT ADVISORS TRUST - UBS PACE SMALL/MEDIUM CO VALUE EQUITY
INVESTMENTS

ADVISORS:

Ariel Capital Management, LLC. ("Ariel") and ICM Asset Management, Inc. ("ICM")

PORTFOLIO MANAGERS:

Ariel: John W. Rogers, Jr.; ICM: Team, led by Jim Simmons

OBJECTIVE:

Capital appreciation

INVESTMENT PROCESS:

ARIEL invests in stocks of companies that it believes are misunderstood or undervalued. It seeks to identify companies in consistent industries with distinct market niches and excellent management teams. It focuses on value stocks, which it defines as stocks with a low P/E ratio based on forward earnings and that trade at a significant discount to the private market value that Ariel calculates for each stock. Ariel generally sells stocks that cease to meet these criteria or that are at risk for fundamental deterioration.

ICM invests primarily in common stocks of companies believed to offer good relative value that have either fallen out of favor among investors or are under-researched. In deciding which stocks to buy for the Portfolio, ICM uses a top-down analysis to identify broad sectors of the market believed to offer good relative value, and then seeks to identify individual companies within those sectors that meet ICM's investment criteria. ICM also performs a bottom-up analysis to attempt to discover inefficiently priced stocks in a broad range of sectors, including those not identified in the top-down analysis. These two approaches are combined in various proportions depending on market conditions. ICM generally sells stocks that meet price objectives, no longer meet its selection criteria, are at risk for fundamental deterioration, or when the team identifies more attractive investment opportunities.

--------------------------------------------------------------------------------

UBS PACE SELECT ADVISORS TRUST

UBS PACE SMALL/MEDIUM CO VALUE EQUITY INVESTMENTS

ADVISORS' COMMENTS - CONCLUDED

Despite a challenging environment, noteworthy performance contributions included Neiman Marcus Group* (+72%), whose shares rose on the good news of its acquisition by a private equity consortium; Omnicare, Inc. (+63%), which benefited from strong sales growth, cost containment and productivity gains; and Brady Corp. (+54%), which reaped the rewards of healthy top line growth and significant margin improvement. Conversely, newspaper companies were punished during the period due to concerns about circulation and advertising declines. This affected long-time Portfolio favorites, Lee Enterprises Inc. (-2%), The McClatchy Company (-3%) and Tribune Company (-6%). We subsequently sold our holdings in Tribune Company to take advantage of more compelling opportunities. However, while the current environment is challenging, we remain confident in the long-term prospects of Lee Enterprises and McClatchy.

We feel less than enthusiastic about the possibilities for the market over the course of the next six months. Few would claim that rising interest rates and $60 oil bode well for stocks. An inflated real estate market further dims the picture. And then there is the fact that the bullish readings on so many of the sentiment indicators remind us of an arthritic knee just before rain. Furthermore, as BARRON'S notes, "When a market [like the S&P 400 Mid Cap and the S&P 600 Small Cap Indices] makes new highs and less than 20% of the stocks in the Index are making new highs, then the sustainability of the rally needs to be questioned."

ICM

Our portion of the Portfolio generated a strong absolute return during the fiscal year, but lagged the Index. While some of this underperformance was due to our sector allocation decisions, the Portfolio benefited from our decision to overweight the healthcare and producer durables sectors. In addition, strong stock selection in energy, technology and healthcare companies enhanced results. On the other hand, an overweight to consumer discretionary and an underweight to financial services detracted from results.

Our most significant sector decision was to maintain much lower exposure to the financial services sector than the Index. This sector performed roughly in line with the Index during the fiscal year. From a short-term perspective, some of the Portfolio's holdings underperformed our expectations, and thus were negative contributors to relative results. However, we currently believe this sector is quite expensive when compared to historic norms, and that rising short-term interest rates will eventually take their toll on banks, savings and loans, and REITs. We believe these types of stocks are ripe to underperform the market as interest rates continue their march upward.

In terms of individual securities, our best-performing stocks included Superior Energy Services, Inc., Shaw Group, Inc., Beverly Enterprises, Inc. and Omnicare, Inc., which were all up more than 60% during the fiscal year. Losses were incurred on positions in Dot Hill Systems Corp., Piper Jaffray Cos., Albany Molecular Research, Inc. and Internet Security Systems, Inc. We sold off these positions with losses to offset taxable gains experienced elsewhere.

We currently don't believe any sector of the small- to medium-capitalization market is especially undervalued. In this environment, we focused on company-specific special situations that may involve either turnarounds or accelerating earnings growth. An example of a turnaround stock in the Portfolio is Charming Shoppes Inc., a retailer specializing in plus-sized women's apparel. The company's management is using the cash flow they generate from their other store brands and is repositioning the company around their Lane Bryant brand. As a result, we think it is poised to grow earnings faster and more consistently for the next several years. One example of a value-priced earnings growth story we recently added to the Portfolio was Symmetricom, Inc., which makes timing synchronization devices for the telecom and computer industries. We think it is not fully appreciated as a quality earnings growth company, and was valued modestly enough for us to buy.

Other stocks that we added to the Portfolio in recent months included Whiting Petroleum Corp., a domestic oil and gas producer; Tekelec, a provider of telecom network management products; and Ethan Allen Interiors Inc, a manufacturer and retailer of home furnishings.

In light of the market's strength these last few months, continued high energy costs and rising interest rates, we remain skeptical about near-term prospects for anything more than modest market returns. The good news is that we continue to find individual companies that meet our investment criteria for the Portfolio.

*    Not held in the portfolio as of July 31, 2005.

--------------------------------------------------------------------------------
48

UBS PACE SELECT ADVISORS TRUST

UBS PACE SMALL/MEDIUM CO VALUE EQUITY INVESTMENTS

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE CLASS P SHARES OF THE PORTFOLIO AND THE RUSSELL 2500 VALUE INDEX

                 UBS PACE SMALL/MEDIUM CO           UBS PACE SMALL/MEDIUM CO
                 VALUE EQUITY INVESTMENTS           VALUE EQUITY INVESTMENTS
                (BEFORE DEDUCTING MAXIMUM           (AFTER DEDUCTING MAXIMUM
                   UBS PACE PROGRAM FEE)              UBS PACE PROGRAM FEE)            RUSSELL 2500 VALUE INDEX
Aug-1995                 $  10,000                          $  10,000                         $  10,000
Aug-1995                 $  10,017                          $  10,013                         $  10,140
Sep-1995                 $  10,025                          $  10,009                         $  10,300
Oct-1995                 $   9,617                          $   9,589                         $  10,025
Nov-1995                 $   9,867                          $   9,826                         $  10,473
Dec-1995                 $   9,992                          $   9,939                         $  10,696
Jan-1996                 $  10,034                          $   9,968                         $  10,819
Feb-1996                 $  10,142                          $  10,063                         $  10,974
Mar-1996                 $  10,376                          $  10,283                         $  11,180
Apr-1996                 $  10,711                          $  10,601                         $  11,402
May-1996                 $  10,953                          $  10,827                         $  11,589
Jun-1996                 $  10,786                          $  10,649                         $  11,523
Jul-1996                 $  10,276                          $  10,132                         $  10,970
Aug-1996                 $  10,794                          $  10,630                         $  11,487
Sep-1996                 $  11,096                          $  10,913                         $  11,880
Oct-1996                 $  11,246                          $  11,047                         $  12,079
Nov-1996                 $  11,948                          $  11,722                         $  12,793
Dec-1996                 $  12,225                          $  11,979                         $  13,071
Jan-1997                 $  12,656                          $  12,386                         $  13,406
Feb-1997                 $  12,777                          $  12,488                         $  13,555
Mar-1997                 $  12,406                          $  12,111                         $  13,177
Apr-1997                 $  12,389                          $  12,079                         $  13,431
May-1997                 $  13,432                          $  13,080                         $  14,368
Jun-1997                 $  14,346                          $  13,952                         $  15,045
Jul-1997                 $  15,105                          $  14,672                         $  15,866
Aug-1997                 $  15,337                          $  14,879                         $  15,947
Sep-1997                 $  16,476                          $  15,963                         $  16,918
Oct-1997                 $  16,165                          $  15,643                         $  16,418
Nov-1997                 $  16,277                          $  15,732                         $  16,769
Dec-1997                 $  16,781                          $  16,198                         $  17,397
Jan-1998                 $  16,511                          $  15,918                         $  17,100
Feb-1998                 $  17,645                          $  16,989                         $  18,159
Mar-1998                 $  18,341                          $  17,638                         $  19,057
Apr-1998                 $  18,592                          $  17,857                         $  19,045
May-1998                 $  17,812                          $  17,086                         $  18,445
Jun-1998                 $  17,422                          $  16,691                         $  18,375
Jul-1998                 $  16,158                          $  15,461                         $  17,201
Aug-1998                 $  13,770                          $  13,159                         $  14,500
Sep-1998                 $  13,937                          $  13,303                         $  15,348
Oct-1998                 $  14,402                          $  13,729                         $  16,033
Nov-1998                 $  14,783                          $  14,074                         $  16,550
Dec-1998                 $  15,214                          $  14,467                         $  17,062
Jan-1999                 $  15,079                          $  14,321                         $  16,571
Feb-1999                 $  13,803                          $  13,092                         $  15,722
Mar-1999                 $  13,626                          $  12,908                         $  15,697
Apr-1999                 $  15,380                          $  14,552                         $  17,247
May-1999                 $  15,899                          $  15,024                         $  17,599
Jun-1999                 $  16,522                          $  15,593                         $  18,212
Jul-1999                 $  16,345                          $  15,407                         $  17,864
Aug-1999                 $  15,567                          $  14,655                         $  17,179
Sep-1999                 $  14,944                          $  14,051                         $  16,638
Oct-1999                 $  14,487                          $  13,605                         $  16,654
Nov-1999                 $  14,487                          $  13,588                         $  16,746
Dec-1999                 $  14,789                          $  13,853                         $  17,317
Jan-2000                 $  13,967                          $  13,067                         $  16,596
Feb-2000                 $  13,178                          $  12,313                         $  16,883
Mar-2000                 $  14,110                          $  13,167                         $  18,125
Apr-2000                 $  14,033                          $  13,079                         $  18,118
May-2000                 $  14,175                          $  13,196                         $  18,085
Jun-2000                 $  14,164                          $  13,169                         $  18,017
Jul-2000                 $  14,614                          $  13,570                         $  18,409
Aug-2000                 $  15,283                          $  14,173                         $  19,373
Sep-2000                 $  15,381                          $  14,247                         $  19,258
Oct-2000                 $  15,305                          $  14,158                         $  19,246
Nov-2000                 $  15,342                          $  14,175                         $  19,001
Dec-2000                 $  16,529                          $  15,252                         $  20,917
Jan-2001                 $  17,727                          $  16,338                         $  21,209
Feb-2001                 $  17,638                          $  16,235                         $  21,031
Mar-2001                 $  16,917                          $  15,552                         $  20,504
Apr-2001                 $  17,594                          $  16,154                         $  21,671
May-2001                 $  18,493                          $  16,958                         $  22,336
Jun-2001                 $  18,703                          $  17,130                         $  22,551
Jul-2001                 $  18,881                          $  17,271                         $  22,401
Aug-2001                 $  19,302                          $  17,634                         $  22,208
Sep-2001                 $  16,851                          $  15,375                         $  19,742
Oct-2001                 $  17,561                          $  16,003                         $  20,165
Nov-2001                 $  19,014                          $  17,306                         $  21,718
Dec-2001                 $  20,029                          $  18,207                         $  22,954
Jan-2002                 $  20,152                          $  18,295                         $  23,165
Feb-2002                 $  20,720                          $  18,788                         $  23,454
Mar-2002                 $  22,282                          $  20,179                         $  24,907
Apr-2002                 $  22,259                          $  20,133                         $  25,332
May-2002                 $  22,126                          $  19,987                         $  24,916
Jun-2002                 $  20,787                          $  18,755                         $  24,037
Jul-2002                 $  17,999                          $  16,219                         $  21,255
Aug-2002                 $  17,944                          $  16,149                         $  21,369
Sep-2002                 $  16,115                          $  14,485                         $  19,620
Oct-2002                 $  16,427                          $  14,747                         $  19,902
Nov-2002                 $  17,564                          $  15,748                         $  21,353
Dec-2002                 $  16,861                          $  15,099                         $  20,687
Jan-2003                 $  16,125                          $  14,421                         $  20,063
Feb-2003                 $  15,726                          $  14,047                         $  19,570
Mar-2003                 $  15,968                          $  14,245                         $  19,701
Apr-2003                 $  17,308                          $  15,421                         $  21,486
May-2003                 $  18,877                          $  16,798                         $  23,473
Jun-2003                 $  19,335                          $  17,185                         $  23,894
Jul-2003                 $  20,011                          $  17,763                         $  24,932
Aug-2003                 $  20,904                          $  18,533                         $  25,935
Sep-2003                 $  20,470                          $  18,125                         $  25,752
Oct-2003                 $  21,797                          $  19,276                         $  27,718
Nov-2003                 $  22,449                          $  19,828                         $  28,849
Dec-2003                 $  23,378                          $  20,623                         $  29,982
Jan-2004                 $  23,958                          $  21,108                         $  30,953
Feb-2004                 $  24,320                          $  21,400                         $  31,582
Mar-2004                 $  24,428                          $  21,469                         $  31,834
Apr-2004                 $  23,897                          $  20,976                         $  30,168
May-2004                 $  24,223                          $  21,235                         $  30,774
Jun-2004                 $  25,153                          $  22,022                         $  31,997
Jul-2004                 $  23,873                          $  20,877                         $  30,709
Aug-2004                 $  23,740                          $  20,734                         $  31,094
Sep-2004                 $  24,537                          $  21,403                         $  32,075
Oct-2004                 $  24,935                          $  21,723                         $  32,656
Nov-2004                 $  26,565                          $  23,114                         $  35,327
Dec-2004                 $  27,569                          $  23,958                         $  36,451
Jan-2005                 $  26,732                          $  23,201                         $  35,278
Feb-2005                 $  27,556                          $  23,887                         $  36,160
Mar-2005                 $  27,583                          $  23,880                         $  35,677
Apr-2005                 $  26,507                          $  22,919                         $  34,343
May-2005                 $  27,755                          $  23,969                         $  36,249
Jun-2005                 $  28,167                          $  24,294                         $  37,577
Jul-2005                 $  29,257                          $  25,203                         $  39,590

The graph depicts the performance of UBS PACE Small/Medium Co Value Equity Investments Class P shares versus the Russell 2500 Value Index from August 24, 1995, which is the inception date of the Class P shares, through July 31, 2005. The performance of the other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes. Past performance does not predict future performance and the performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. It is important to note that UBS PACE Small/Medium Co Value Equity Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

--------------------------------------------------------------------------------

UBS PACE SELECT ADVISORS TRUST

UBS PACE SMALL/MEDIUM CO VALUE EQUITY INVESTMENTS

PERFORMANCE AT A GLANCE (UNAUDITED)

                                                                                                                         SINCE
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED 7/31/05                         6 MONTHS       1 YEAR       5 YEARS     INCEPTION^
---------------------------------------------------------------------------------------------------------------------------------
Before Deducting                           Class A*                               9.38%        22.35%          N/A        14.41%
Maximum Sales Charge                       Class B**                              8.92         21.38           N/A        13.64
or UBS PACE Program Fee                    Class C***                             8.96         21.48           N/A        13.57
                                           Class Y****                            9.58         22.82           N/A        15.34
                                           Class P*****                           9.44         22.55         14.89%       11.41
After Deducting                            Class A*                               3.37         15.64           N/A        13.03
Maximum Sales Charge                       Class B**                              3.92         16.38           N/A        13.37
or UBS PACE Program Fee                    Class C***                             7.96         20.48           N/A        13.57
                                           Class P*****                           8.63         20.73         13.18         9.75
Russell 2500 Value Index                                                         12.22         28.92         16.55        14.84
Lipper Small-Cap Value Funds median                                               9.91         25.00         16.15        12.97

Average annual total returns for periods ended June 30, 2005, after deduction of the maximum sales charge or UBS PACE program fee, were as follows: Class A--1-year period, 5.64%; since inception, 12.36%; Class B--1-year period, 5.84%; since inception, 12.70%; Class C--1-year period, 9.88%; since inception, 12.91%; Class Y--1-year period, 12.08%; since inception, 14.66%; Class P--1-year period, 10.32%; 5-year period, 13.03%; since inception, 9.43%.

^ Since inception returns are calculated as of commencement of issuance on August 24, 1995 for Class P shares, November 27, 2000 for Class A and C shares, November 28, 2000 for Class B shares, and December 20, 2000 for Class Y shares. Since inception returns for the Index and Lipper median are shown as of August 24, 1995, which is the inception date of the oldest share class (Class P).

* Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

** Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

*** Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

**** The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

***** Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual UBS PACE program fee of 1.5% of the value of Class P shares.

The Russell 2500 Value Index measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

Past performance does not predict future performance and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

--------------------------------------------------------------------------------
50

UBS PACE SELECT ADVISORS TRUST

UBS PACE SMALL/MEDIUM CO VALUE EQUITY INVESTMENTS

UNDERSTANDING YOUR PORTFOLIO'S EXPENSES (UNAUDITED)

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs (as applicable), including sales charges (loads), or ongoing program fees; and (2) ongoing Portfolio costs, including management fees; service and/or distribution (12b-1) fees (if applicable); and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, February 1, 2005 to July 31, 2005.

ACTUAL EXPENSES

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each class of shares under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads), or program fees. Therefore, the second line in the table for each class of shares is useful in comparing ongoing Portfolio costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs or program fees were included, your costs would have been higher.

                                                                          BEGINNING          ENDING         EXPENSES PAID
                                                                        ACCOUNT VALUE     ACCOUNT VALUE     DURING PERIOD*
                                                                       FEBRUARY 1, 2005   JULY 31, 2005   2/1/05 TO 7/31/05
---------------------------------------------------------------------------------------------------------------------------
Class A           Actual                                               $       1,000.00   $    1,093.80   $            6.80
                  Hypothetical (5% annual return before expenses)              1,000.00        1,018.30                6.56
Class B           Actual                                                       1,000.00        1,089.20               11.03
                  Hypothetical (5% annual return before expenses)              1,000.00        1,014.23               10.64
Class C           Actual                                                       1,000.00        1,089.60               10.78
                  Hypothetical (5% annual return before expenses)              1,000.00        1,014.48               10.39
Class Y           Actual                                                       1,000.00        1,095.80                5.09
                  Hypothetical (5% annual return before expenses)              1,000.00        1,019.93                4.91
Class P           Actual                                                       1,000.00        1,094.40                6.02
                  Hypothetical (5% annual return before expenses)              1,000.00        1,019.04                5.81

*    Expenses are equal to the Portfolio's annualized net expense ratios: Class
     A: 1.31%, Class B: 2.13%, Class C: 2.08%, Class Y: 0.98%, Class P: 1.16%,
     multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half year period).

--------------------------------------------------------------------------------

UBS PACE SELECT ADVISORS TRUST

UBS PACE SMALL/MEDIUM CO VALUE EQUITY INVESTMENTS

PORTFOLIO STATISTICS (UNAUDITED)

CHARACTERISTICS                                                                  7/31/05
----------------------------------------------------------------------------------------
Net Assets (mm)                                                               $    445.3
Number of Securities                                                                 109

PORTFOLIO COMPOSITION*                                                           7/31/05
----------------------------------------------------------------------------------------
Common Stocks and Warrants                                                          93.4%
Cash Equivalents and Other Assets Less Liabilities                                   6.6
----------------------------------------------------------------------------------------
Total                                                                              100.0%
----------------------------------------------------------------------------------------

TOP 5 SECTORS*                                                                   7/31/05
----------------------------------------------------------------------------------------
Industrials                                                                         26.8%
Consumer Discretionary                                                              21.1
Financials                                                                          16.0
Health Care                                                                         10.7
Information Technology                                                               8.8
----------------------------------------------------------------------------------------
Total                                                                               83.4%
----------------------------------------------------------------------------------------

TOP TEN EQUITY SECURITIES*                                                       7/31/05
----------------------------------------------------------------------------------------
Omnicare                                                                             3.3%
Northern Trust                                                                       2.0
AMBAC Financial Group                                                                1.8
MBIA                                                                                 1.7
Markel                                                                               1.7
HCC Insurance                                                                        1.6
Energizer Holdings                                                                   1.6
AGCO Corp.                                                                           1.6
Black & Decker                                                                       1.6
IDEX Corp.                                                                           1.5
----------------------------------------------------------------------------------------
Total                                                                               18.4%
----------------------------------------------------------------------------------------

* Weightings represent percentages of the Portfolio's net assets as of July 31, 2005. The Portfolio is actively managed and its composition will vary over time.

--------------------------------------------------------------------------------
52

UBS PACE SELECT ADVISORS TRUST

UBS PACE SMALL/MEDIUM CO GROWTH EQUITY INVESTMENTS

PERFORMANCE

For the fiscal year ended July 31, 2005, the Portfolio's Class P shares returned 25.08% (before deduction of the UBS PACE program fee; 23.22% after deduction of the maximum program fee), compared with the Russell 2500 Growth Index (the "Index") and Lipper Mid-Cap Growth Funds median, which returned 24.16% and 22.78%, respectively. (Returns for all share classes over various time periods are shown in the "Performance At A Glance" table on page 55. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.)

MARKET REVIEW

The last twelve months saw the equity markets move in fits and starts. Following a July 2004 swoon brought on by concerns over the economy and rising oil costs, the markets rallied strongly. In fact, the strength of fourth quarter 2004 was sufficient enough to help most indices generate double-digit returns for the 2004 calendar year. The optimism engendered by the last three months of 2004 were then dashed in the first quarter of 2005, as rising energy prices led to fears of a decelerating economy. In May 2005, however, investors stepped back into the market as energy prices eased and inflationary concerns subsided. The rally continued through July and was sufficient to lift almost every index into double-digit positive territory for the fiscal year. Earning the lion's share of those returns were the small- and mid-cap indices, all of which returned over 20%. Across the market-capitalization spectrum, value outpaced growth.

ADVISOR'S COMMENTS

During the fiscal year, the Portfolio generated solid returns and outperformed its benchmark. Overall stock selection was strongly positive, with the most significant contribution coming from the healthcare sector. In fact, the Portfolio's top three performers during the reporting period, CV Therapeutics, Immucor and Senomyx*, all rose over 100%. Despite the Portfolio's overweight to biotech, our healthcare position held up well in the first quarter of 2005, when biotech stocks, as a whole, fell sharply in response to highly publicized safety-related concerns about specific drugs. Investor sentiment was so negative that the stocks of several companies that experienced very positive developments in their drug approval processes remained flat or slightly down during the quarter. This sentiment began to ease in the second quarter, aided, in part, by Pfizer Inc.'s acquisition of Vicuron Pharmaceuticals at a 75% premium.

Other areas of strength in the Portfolio were the financial, business service and consumer sectors. Since the early part of 2004, we had steadily been reducing the sensitivity of our financial holdings to rising interest rates, as well as reducing the overall sector weighting. Despite some short-term setbacks as the interest rate picture stabilized in August 2004, this strategy proved beneficial. Based on its weight in the Portfolio and its 64% return, specialty retailer Coach Inc. was a contributor to performance, as it continued to post strong sales and earnings growth. American Eagle Outfitters Inc. was the top absolute performer among our retailers, rising 102% based on strong sales and earnings.

Hindering performance was overall sector weighting. The chief culprit was our limited exposure to sectors that, typically, are not fertile ground for sustainable growth, namely, energy, which was up 64% during the fiscal year, and basic industry/capital goods. Additionally, stock selection in technology hurt performance for the reporting period as a whole, but showed improvement over the last few months of the period.

*    Not held in the portfolio as of July 31, 2005.

[SIDENOTE]

UBS PACE SELECT ADVISORS TRUST - UBS PACE SMALL/MEDIUM CO GROWTH EQUITY INVESTMENTS

ADVISOR:

Delaware Management Company, Inc. ("Delaware Management Company")

PORTFOLIO MANAGER:

Gerald S. Frey

OBJECTIVE:

Capital appreciation

INVESTMENT PROCESS:

The Portfolio invests primarily in stocks of "emerging growth" companies that are believed to have potential for high future earnings growth relative to the overall market with market capitalizations of less than $6 billion at the time of purchase. The Advisor employs bottom-up, fundamental analysis to identify companies that have substantially above-average earnings growth because of management changes, new products, growth of established products or structural changes in the economy. Management generally sells stocks that no longer meet its selection criteria or are at risk for fundamental deterioration, or when it identifies more attractive investment opportunities.

--------------------------------------------------------------------------------

UBS PACE SELECT ADVISORS TRUST

UBS PACE SMALL/MEDIUM CO GROWTH EQUITY INVESTMENTS

ADVISOR'S COMMENTS - CONCLUDED

Individually, decking manufacturer Trex Co., Inc. substantially missed its earnings projections and fell over 40%. We exited the stock based on our lack of confidence in its management. Inspire Pharmaceuticals also was a major detractor from performance, falling 50% upon announcing disappointing results regarding its experimental drug for chronic dry-eye syndrome. We also sold this stock as a result of this news.

Entering the second half of 2005, we feel comfortable with the Portfolio's positioning. We continue to believe that the negative sentiment toward biotech has been overly severe. The 75% premium Pfizer paid for Vicuron seems to affirm this belief, while providing evidence that sentiment may be improving. Accordingly, we have maintained our relative overweight in this area and are focusing on waiting patiently for sentiment to improve. We have also erased the Portfolio's underweight in technology, believing that the current negative sentiment regarding many companies' future growth prospects has become too pessimistic. This move should allow the Portfolio to participate meaningfully with a return of positive sentiment regarding technology. Two areas of concern are rising oil prices and the interest rate environment. With regard to the latter, we reduced our financial services position and are now basically in line with the Index. As for the energy sector, persistently high oil prices would likely cause the energy sector to place downward pressure on our relative returns. Underlying all our sector positions, however, continues to be our primary focus on identifying and holding those companies that demonstrate the ability to deliver strong future sales and earnings growth.

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE CLASS P SHARES OF THE PORTFOLIO AND THE RUSSELL 2500 GROWTH INDEX

                 UBS PACE SMALL/MEDIUM CO         UBS PACE SMALL/MEDIUM CO
                GROWTH EQUITY INVESTMENTS         GROWTH EQUITY INVESTMENTS
                (BEFORE DEDUCTING MAXIMUM          (AFTER DEDUCTING MAXIMUM
                  UBS PACE PROGRAM FEE)              UBS PACE PROGRAM FEE)            RUSSELL 2500 GROWTH INDEX
Aug-1995                $  10,000                          $  10,000                         $  10,000
Aug-1995                $   9,942                          $   9,938                         $   9,981
Sep-1995                $   9,967                          $   9,951                         $  10,195
Oct-1995                $   9,575                          $   9,548                         $   9,835
Nov-1995                $   9,758                          $   9,719                         $  10,237
Dec-1995                $   9,863                          $   9,810                         $  10,373
Jan-1996                $   9,470                          $   9,408                         $  10,405
Feb-1996                $  10,004                          $   9,926                         $  10,863
Mar-1996                $  10,013                          $   9,922                         $  11,099
Apr-1996                $  10,881                          $  10,769                         $  11,859
May-1996                $  11,348                          $  11,217                         $  12,282
Jun-1996                $  10,764                          $  10,627                         $  11,666
Jul-1996                $   9,345                          $   9,215                         $  10,507
Aug-1996                $   9,821                          $   9,671                         $  11,230
Sep-1996                $  10,463                          $  10,291                         $  11,827
Oct-1996                $  10,088                          $   9,910                         $  11,459
Nov-1996                $  10,463                          $  10,266                         $  11,879
Dec-1996                $  10,589                          $  10,375                         $  11,937
Jan-1997                $  10,989                          $  10,754                         $  12,294
Feb-1997                $  10,572                          $  10,333                         $  11,755
Mar-1997                $   9,804                          $   9,571                         $  10,982
Apr-1997                $   9,571                          $   9,331                         $  11,031
May-1997                $  10,697                          $  10,416                         $  12,353
Jun-1997                $  11,198                          $  10,890                         $  12,767
Jul-1997                $  12,049                          $  11,703                         $  13,577
Aug-1997                $  12,341                          $  11,972                         $  13,908
Sep-1997                $  13,509                          $  13,089                         $  14,890
Oct-1997                $  12,917                          $  12,499                         $  13,961
Nov-1997                $  12,733                          $  12,306                         $  13,747
Dec-1997                $  12,889                          $  12,442                         $  13,698
Jan-1998                $  12,706                          $  12,250                         $  13,519
Feb-1998                $  13,430                          $  12,932                         $  14,680
Mar-1998                $  14,286                          $  13,738                         $  15,225
Apr-1998                $  14,207                          $  13,645                         $  15,363
May-1998                $  13,334                          $  12,791                         $  14,377
Jun-1998                $  14,076                          $  13,486                         $  14,482
Jul-1998                $  13,788                          $  13,193                         $  13,404
Aug-1998                $  11,022                          $  10,533                         $  10,358
Sep-1998                $  11,903                          $  11,361                         $  11,266
Oct-1998                $  12,444                          $  11,863                         $  12,027
Nov-1998                $  13,518                          $  12,870                         $  12,883
Dec-1998                $  14,805                          $  14,078                         $  14,123
Jan-1999                $  15,350                          $  14,578                         $  14,531
Feb-1999                $  14,242                          $  13,509                         $  13,352
Mar-1999                $  15,225                          $  14,423                         $  13,974
Apr-1999                $  15,832                          $  14,980                         $  15,089
May-1999                $  16,047                          $  15,163                         $  15,245
Jun-1999                $  18,066                          $  17,050                         $  16,322
Jul-1999                $  18,423                          $  17,366                         $  15,990
Aug-1999                $  17,878                          $  16,831                         $  15,644
Sep-1999                $  19,156                          $  18,011                         $  15,756
Oct-1999                $  20,523                          $  19,272                         $  16,523
Nov-1999                $  21,935                          $  20,572                         $  18,474
Dec-1999                $  26,464                          $  24,790                         $  21,958
Jan-2000                $  25,575                          $  23,927                         $  21,836
Feb-2000                $  32,974                          $  30,810                         $  27,437
Mar-2000                $  32,480                          $  30,311                         $  25,284
Apr-2000                $  29,072                          $  27,096                         $  22,821
May-2000                $  26,158                          $  24,350                         $  20,789
Jun-2000                $  30,248                          $  28,122                         $  23,537
Jul-2000                $  29,902                          $  27,766                         $  21,609
Aug-2000                $  33,527                          $  31,093                         $  24,425
Sep-2000                $  32,006                          $  29,645                         $  22,845
Oct-2000                $  29,704                          $  27,479                         $  21,433
Nov-2000                $  23,538                          $  21,747                         $  17,349
Dec-2000                $  24,324                          $  22,445                         $  18,425
Jan-2001                $  24,611                          $  22,682                         $  19,619
Feb-2001                $  20,063                          $  18,467                         $  16,591
Mar-2001                $  17,842                          $  16,403                         $  14,756
Apr-2001                $  20,728                          $  19,032                         $  17,005
May-2001                $  21,106                          $  19,354                         $  17,497
Jun-2001                $  22,345                          $  20,465                         $  17,894
Jul-2001                $  20,652                          $  18,891                         $  16,574
Aug-2001                $  19,701                          $  17,998                         $  15,472
Sep-2001                $  16,407                          $  14,970                         $  13,049
Oct-2001                $  18,114                          $  16,508                         $  14,336
Nov-2001                $  19,580                          $  17,821                         $  15,575
Dec-2001                $  20,819                          $  18,925                         $  16,429
Jan-2002                $  19,882                          $  18,050                         $  15,727
Feb-2002                $  19,293                          $  17,494                         $  14,755
Mar-2002                $  20,380                          $  18,457                         $  15,944
Apr-2002                $  20,260                          $  18,324                         $  15,415
May-2002                $  19,852                          $  17,933                         $  14,638
Jun-2002                $  18,462                          $  16,657                         $  13,292
Jul-2002                $  16,437                          $  14,812                         $  11,641
Aug-2002                $  16,165                          $  14,548                         $  11,639
Sep-2002                $  15,289                          $  13,743                         $  10,758
Oct-2002                $  16,165                          $  14,512                         $  11,377
Nov-2002                $  17,465                          $  15,659                         $  12,435
Dec-2002                $  16,679                          $  14,936                         $  11,649
Jan-2003                $  16,105                          $  14,404                         $  11,395
Feb-2003                $  15,803                          $  14,116                         $  11,129
Mar-2003                $  16,075                          $  14,341                         $  11,276
Apr-2003                $  17,661                          $  15,736                         $  12,260
May-2003                $  19,111                          $  17,007                         $  13,559
Jun-2003                $  19,217                          $  17,080                         $  13,838
Jul-2003                $  19,912                          $  17,675                         $  14,760
Aug-2003                $  20,607                          $  18,269                         $  15,551
Sep-2003                $  20,093                          $  17,792                         $  15,218
Oct-2003                $  21,831                          $  19,306                         $  16,469
Nov-2003                $  22,450                          $  19,829                         $  17,026
Dec-2003                $  22,964                          $  20,257                         $  17,044
Jan-2004                $  23,462                          $  20,671                         $  17,755
Feb-2004                $  23,795                          $  20,938                         $  17,920
Mar-2004                $  23,855                          $  20,965                         $  17,982
Apr-2004                $  22,496                          $  19,745                         $  17,220
May-2004                $  22,964                          $  20,131                         $  17,578
Jun-2004                $  23,085                          $  20,212                         $  18,007
Jul-2004                $  21,483                          $  18,786                         $  16,597
Aug-2004                $  21,060                          $  18,393                         $  16,263
Sep-2004                $  22,284                          $  19,438                         $  16,997
Oct-2004                $  23,221                          $  20,229                         $  17,479
Nov-2004                $  24,263                          $  21,111                         $  18,639
Dec-2004                $  25,493                          $  22,153                         $  19,531
Jan-2005                $  24,765                          $  21,493                         $  18,842
Feb-2005                $  24,780                          $  21,480                         $  19,217
Mar-2005                $  24,325                          $  21,059                         $  18,686
Apr-2005                $  23,218                          $  20,075                         $  17,676
May-2005                $  24,674                          $  21,308                         $  18,854
Jun-2005                $  25,144                          $  21,686                         $  19,351
Jul-2005                $  26,872                          $  23,149                         $  20,607

The graph depicts the performance of UBS PACE Small/Medium Co Growth Equity Investments Class P shares versus the Russell 2500 Growth Index from August 24, 1995, which is the inception date of the Class P shares, through July 31, 2005. The performance of the other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes. Past performance does not predict future performance and the performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. It is important to note that UBS PACE Small/Medium Co Growth Equity Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

--------------------------------------------------------------------------------
54

UBS PACE SELECT ADVISORS TRUST

UBS PACE SMALL/MEDIUM CO GROWTH EQUITY INVESTMENTS

PERFORMANCE AT A GLANCE (UNAUDITED)

                                                                                                                         SINCE
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED 7/31/05                         6 MONTHS       1 YEAR       5 YEARS     INCEPTION^
---------------------------------------------------------------------------------------------------------------------------------
Before Deducting                           Class A*                              8.42%        24.91%          N/A         0.49%
Maximum Sales Charge                       Class B**                             7.94         23.73           N/A        -0.33
or UBS PACE Program Fee                    Class C***                            7.99         23.84           N/A        -0.28
                                           Class Y****                           8.63         25.32           N/A         4.03
                                           Class P*****                          8.51         25.08        -2.11%        10.46
After Deducting                            Class A*                              2.46         18.03           N/A        -0.72
Maximum Sales Charge                       Class B**                             2.94         18.73           N/A        -0.76
or UBS PACE Program Fee                    Class C***                            6.99         22.84           N/A        -0.28
                                           Class P*****                          7.70         23.22         -3.57         8.81
Russell 2500 Growth Index                                                        9.36         24.16         -0.94         7.54
Lipper Mid-Cap Growth Funds median                                               9.03         22.78         -3.20         8.57

Average annual total returns for periods ended June 30, 2005, after deduction of the maximum sales charge or UBS PACE program fee, were as follows: Class A--1-year period, 2.70%; since inception, -2.16%; Class B--1-year period, 2.69%; since inception, -2.18%; Class C--1-year period, 6.82%; since inception, -1.70%; Class Y--1-year period, 9.12%; since inception, 2.54%; Class P--1-year period, 7.30%; 5-year period, -5.06%; since inception, 8.17%.

^ Since inception returns are calculated as of commencement of issuance on August 24, 1995 for Class P shares, November 27, 2000 for Class A, B, and C shares and February 12, 2001 for Class Y shares. Since inception returns for the Index and Lipper median are shown as of August 24, 1995, which is the inception date of the oldest share class (Class P).

* Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

** Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

*** Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

**** The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

***** Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual UBS PACE program fee of 1.5% of the value of Class P shares.

The Russell 2500 Growth Index measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

Past performance does not predict future performance and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

--------------------------------------------------------------------------------

UBS PACE SELECT ADVISORS TRUST

UBS PACE SMALL/MEDIUM CO GROWTH EQUITY INVESTMENTS

UNDERSTANDING YOUR PORTFOLIO'S EXPENSES (UNAUDITED)

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs (as applicable), including sales charges (loads), or ongoing program fees; and (2) ongoing Portfolio costs, including management fees; service and/or distribution (12b-1) fees (if applicable); and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, February 1, 2005 to July 31, 2005.

ACTUAL EXPENSES

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each class of shares under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads), or program fees. Therefore, the second line in the table for each class of shares is useful in comparing ongoing Portfolio costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs or program fees were included, your costs would have been higher.

                                                                          BEGINNING          ENDING         EXPENSES PAID
                                                                        ACCOUNT VALUE     ACCOUNT VALUE     DURING PERIOD*
                                                                       FEBRUARY 1, 2005   JULY 31, 2005   2/1/05 TO 7/31/05
---------------------------------------------------------------------------------------------------------------------------
Class A           Actual                                               $       1,000.00   $    1,084.20   $            6.87
                  Hypothetical (5% annual return before expenses)              1,000.00        1,018.20                6.66
Class B           Actual                                                       1,000.00        1,079.40               11.70
                  Hypothetical (5% annual return before expenses)              1,000.00        1,013.54               11.33
Class C           Actual                                                       1,000.00        1,079.90               11.04
                  Hypothetical (5% annual return before expenses)              1,000.00        1,014.18               10.69
Class Y           Actual                                                       1,000.00        1,086.30                4.97
                  Hypothetical (5% annual return before expenses)              1,000.00        1,020.03                4.81
Class P           Actual                                                       1,000.00        1,085.10                5.84
                  Hypothetical (5% annual return before expenses)              1,000.00        1,019.19                5.66

*    Expenses are equal to the Portfolio's annualized net expense ratios: Class
     A: 1.33%, Class B: 2.27%, Class C: 2.14%, Class Y: 0.96%, Class P: 1.13%,
     multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half year period).

--------------------------------------------------------------------------------
56

UBS PACE SELECT ADVISORS TRUST

UBS PACE SMALL/MEDIUM CO GROWTH EQUITY INVESTMENTS

PORTFOLIO STATISTICS (UNAUDITED)

CHARACTERISTICS                                                                  7/31/05
----------------------------------------------------------------------------------------
Net Assets (mm)                                                               $    431.5
Number of Securities                                                                  82

PORTFOLIO COMPOSITION*                                                           7/31/05
----------------------------------------------------------------------------------------
Common Stocks                                                                       94.5%
ADRs                                                                                 1.9
Cash Equivalents and Other Assets Less Liabilities                                   3.6
----------------------------------------------------------------------------------------
Total                                                                              100.0%
----------------------------------------------------------------------------------------

TOP FIVE SECTORS*                                                                7/31/05
----------------------------------------------------------------------------------------
Consumer Discretionary                                                              28.6%
Information Technology                                                              25.5
Health Care                                                                         23.4
Financials                                                                           9.6
Industrials                                                                          8.3
----------------------------------------------------------------------------------------
Total                                                                               95.4%
----------------------------------------------------------------------------------------

TOP TEN EQUITY HOLDINGS*                                                         7/31/05
----------------------------------------------------------------------------------------
Coach                                                                                3.9%
CV Therapeutics                                                                      2.5
Sovereign Bancorp                                                                    2.2
American Eagle Outfitters                                                            2.1
Lamar Advertising                                                                    2.1
Invitrogen                                                                           2.0
Resources Connection                                                                 1.9
Satyam Computer Services                                                             1.9
PETsMART                                                                             1.8
First Horizon Pharmaceutical                                                         1.8
----------------------------------------------------------------------------------------
Total                                                                               22.2%
----------------------------------------------------------------------------------------

* Weightings represent percentages of the Portfolio's net assets as of July 31, 2005. The Portfolio is actively managed and its composition will vary over time.

--------------------------------------------------------------------------------

UBS PACE SELECT ADVISORS TRUST

UBS PACE INTERNATIONAL EQUITY INVESTMENTS

PERFORMANCE

For the fiscal year ended July 31, 2005, the Portfolio's Class P shares returned 20.16% (before the deduction of the maximum UBS PACE program fee; 18.37% after the deduction of the maximum program fee), compared with the MSCI Europe, Australasia, Far East Free (net LU) Index (in US dollars), which returned 20.97%, and the Lipper International Large-Cap Growth Funds median, which returned 18.57%. (Returns for all share classes over various time periods are shown in the "Performance At A Glance" table on page 61. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.)

MARKET REVIEW

The international equity markets performed very strongly over the fiscal year, with the MSCI EAFE Index returning 20.97%. In particular, many continental European markets performed well, and some smaller markets, such as Belgium and the Scandinavian countries, performed exceptionally well. Energy-rich Norway was the best-performing country in the Index, while the UK slightly trailed the Index. In the Pacific region, returns were led by Australia, while Japan significantly underperformed.

Strong oil and commodity prices helped the energy and materials sectors post the strongest returns over the fiscal year, gaining 31.6% and 28.8%, respectively. While unusual for a strong period, utilities also outperformed the EAFE benchmark with a 26.5% return. The weakest sectors were information technology and consumer discretionary with gains of 9.3% and 11.7%, respectively.

ADVISORS' COMMENTS

MARTIN CURRIE

Our portion of the Portfolio generated strong absolute returns during the fiscal year, but slightly underperformed the Index. The strongest region in the Index was Pacific ex-Japan, as it gained 38%. We favored non-Index investments in emerging markets, which fared

[SIDENOTE]

UBS PACE SELECT ADVISORS TRUST - UBS PACE INTERNATIONAL EQUITY INVESTMENTS

ADVISOR:

Martin Currie Inc. ("Martin Currie"), Mondrian Investment Partners ("Mondrian") and J.P. Morgan Asset Management Inc.

PORTFOLIO MANAGER:

Martin Currie: Team, led by James Fairweather; Mondrian: Team; J.P. Morgan Asset Management Inc.: Team, led by Bud Kroll.

OBJECTIVE:

Capital appreciation.

INVESTMENT PROCESS:

MARTIN CURRIE is an experienced international equity manager. The firm has a highly active 'conviction' approach, seeking the best opportunities for growth across global stockmarkets.

Martin Currie identifies CHANGE as the central dynamic behind stock price movement. This means recognizing change at company level (management changes, product strategies, acquisitions, etc) and at macro level (legislative changes, economic prospects, sector dynamics, etc). Determining the impact of these changes may lead to outperformance. Its investment process allows Martin Currie to identify, evaluate and exploit change at an early stage in clients' portfolios.

In managing its segment of the portfolio's assets, Martin Currie uses a fully INTEGRATED international investment process. So rather than running distinct regional portfolios, it compares and ranks stock opportunities across the whole investment universe. To help identify and evaluate the best stock ideas, Martin Currie employs fundamental company and sector research, together with its own proprietary quantitative screening tool, the Dynamic Stock Matrix(TM).

The result is a committed and distinctive EAFE portfolio that reflects the best investment opportunities internationally.

MONDRIAN conducts research on a global basis in an effort to identify securities that have the potential for long-term total return. The center of the research effort is a value-oriented dividend discount methodology toward individual securities and market analysis that identifies value across country boundaries. This approach focuses on future anticipated dividends, and discounts the value of those dividends back to what they would be worth if they were being paid today. Comparisons of the values of different possible investments are then made. In an international portfolio, currency returns can be an integral component of an investment's total return. Mondrian uses a purchasing power parity approach to assess the value of individual currencies. Purchasing power parity attempts to identify the amount of goods and services that a dollar will buy in the United States, and compares that to the amount of a foreign currency required to buy the same amount of goods and services in another country.

J.P. MORGAN ASSET MANAGEMENT INC. manages its segment of the Portfolio's assets using a bottom-up, research driven strategy that seeks to generate risk characteristics that closely match those of the benchmark, yet at the same time capitalize on the information advantage created by the firm's proprietary research capabilities to generate outperformance. The strategy is driven by valuation-based fundamental analysis, focused on normalized earnings and earnings growth. The team seeks to maintain regional weights and sector/industry weights close to those of the benchmark. Stock selection is the focus, being the expected primary source of added value.

--------------------------------------------------------------------------------
58

UBS PACE SELECT ADVISORS TRUST

UBS PACE INTERNATIONAL EQUITY INVESTMENTS

ADVISORS' COMMENTS - CONTINUED

even better. However, European markets also did well, rising 25% on average, and the Portfolio was negatively impacted by its underweight position to this area.

True to our philosophy, we continued to emphasize quality companies undergoing positive change with above-average growth prospects and trading at attractive valuations. Telecommunications was an area we felt was oversold, and we added to the Portfolio's exposure during the reporting period, with Singapore Telecom being a recent purchase.

In the energy sector, we favored second-tier companies and oil service firms over the "super-majors." For example, we purchased OMV, an Austrian integrated oil company, which provided exposure to the fast growing central and eastern European markets. Vallourec, which produces seamless steel pipes and sells them to the energy industry, was identified as a stock with potential. Both holdings contributed strongly to performance during the fiscal year. We continued to avoid low-growth consumer staple areas, and this decision also enhanced relative performance.

Our stock selection within the financial sector detracted from results during the fiscal year. Investigations into the insurance industry undermined investor sentiment in this sector, and our holdings in Zurich and Prudential came under pressure in late 2004. Elsewhere, Marconi, a telecommunications equipment company, significantly impacted returns when the company failed to secure a large contract it was widely expected to be awarded. This resulted in a 50% fall in its stock price. We appraised the value of the business, established a new price target, and sold out as the share price recovered to that level.

Attractive valuations and undemanding expectations for earnings growth justified our positive stance in Asia, where we favored emerging markets, such as Indonesia. Astra International, a vehicle assembler, contributed strongly to the Portfolio over the fiscal year.

The Japanese stock market lagged other regions during the reporting period, but our returns in Japan exceeded that of the Index. Orix, a financial services company, was one of the most significant contributors, as strong management continued to deliver profit growth. However, Nichii Gakkan, a healthcare company, disappointed, and the stock was eliminated from the Portfolio.

J.P. MORGAN ASSET MANAGEMENT INC.

During the fiscal year, our portion of the Portfolio provided strong absolute returns and outperformed the Index before fees and expenses, primarily due to security selection.

The basic industry and healthcare sectors were the largest contributors to relative returns, while utilities, as well as banks and finance, were the largest detractors. Within basic industries, cement stocks, led by holdings in Heidelberg Cement and Titan Cement, were strong performers. Avoiding Irish pharmaceutical company Elan* and owning Sanofi-Aventis contributed most substantially to the outperformance in the healthcare sector.

The strong performance of many of our holdings in the utility sector was more than offset by overweight positions in the sector. Specifically, the decision to overweight Energias de Portugal dragged down relative returns, as the stock lagged the broader sector. Within banks and finance, an overweight allocation to Credit Agricole was the largest detractor to performance. Credit Agricole continues to work through its purchase of Credit Lyonnais, and recently saw its Chief Executive Officer depart due to shareholder pressure. Expense management has begun showing encouraging signs, while revenue growth continues to be sluggish.

The largest detractor to the Portfolio's performance, however, was the result of underweight positions to regional banks, such as Alpha Bank and the National Bank of Greece. Contrary to the nation's political instability and elevated unemployment levels, Greek banks continued to benefit from higher consumer lending, which was driven by record low interest rates.

MONDRIAN INVESTMENT PARTNERS

Our portion of the Portfolio also generated strong absolute returns and outperformed the Index before fees and expenses during the fiscal year. Market selection was a strong positive contributor to performance, especially in the Pacific markets. Of particular benefit were overweight positions in the outperforming markets of Australia and Spain, and an underweight position in the poorly performing Japanese market. Our non-Index positions in South Africa and South Korea were also beneficial, as these markets performed extremely well. In addition, overweight positions in the strong-performing energy, materials and utilities sectors were beneficial, as were our underweight positions in the lagging information technology and consumer sectors.

--------------------------------------------------------------------------------

UBS PACE SELECT ADVISORS TRUST

UBS PACE INTERNATIONAL EQUITY INVESTMENTS

ADVISORS' COMMENTS - CONCLUDED

Individual stock selection did not, however, yield positive relative performance. For example, our holding in J R West, a railway company based in western Japan, fell by 14.8% following a train crash in April 2005. Boots, a UK retail chain of pharmacy and personal care stores, fell nearly 10%, in line with the UK retail sector, reflecting operating weakness in retail in the UK. Additionally, stock selection in Australia was not beneficial, due, in part, to underweights in several strong-performing stocks. Stocks that performed very well included Sasol, a South African energy stock, which was up 84.8%. A takeover offer by Unicredito contributed to Hypo-Verinsbank's 63.4% rise, and strong earnings helped push Electrabel's price up 55.9%.

Our currency positioning helped Portfolio performance over the fiscal year. In particular, a defensive sterling hedge during a period of depreciation by the UK currency had a beneficial effect on performance. In addition, overweight positions in the outperforming Australian and New Zealand dollars enhanced results.

One of the main highlights of our Portfolio positioning at present is an underweight position in the overvalued Japanese market. The realities of an aging society and a declining workforce mean most forecasters, Mondrian included, are anticipating less than 2% long-term sustainable growth for the Japanese economy. Anything greater would require productivity growth to somehow outpace that in the rest of the world for a substantial period of time. In the near term, our models incorporate significant dividend growth in certain overcapitalized sectors of the Japanese market, and we have built in expectations of restructuring linked to productivity growth. Any faster growth, however, requires a willingness to embrace a shareholder culture and the concomitant corporate restructuring, both hostile and friendly. We believe this requires blind faith in the forces of change, forces that have long shown a strong commitment to gradualism in Japan. Other positions include an overweight position in the undervalued Australasian markets, an overweight in selected European markets and a defensive sterling currency hedge.

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE CLASS P SHARES OF THE PORTFOLIO AND THE MSCI EAFE FREE (NET LU) (IN USD) INDEX

                 UBS PACE INTERNATIONAL             UBS PACE INTERNATIONAL
                   EQUITY INVESTMENTS                 EQUITY INVESTMENTS
                (BEFORE DEDUCTING MAXIMUM          (AFTER DEDUCTING MAXIMUM          MSCI EAFE FREE (NET LU)
                  UBS PACE PROGRAM FEE)              UBS PACE PROGRAM FEE)              (IN USD) INDEX
Aug-1995                $   10,000                         $   10,000                        $   10,000
Sep-1995                $   10,067                         $   10,054                        $   10,195
Oct-1995                $    9,933                         $    9,908                        $    9,921
Nov-1995                $   10,025                         $    9,988                        $   10,197
Dec-1995                $   10,417                         $   10,365                        $   10,607
Jan-1996                $   10,754                         $   10,687                        $   10,651
Feb-1996                $   10,720                         $   10,640                        $   10,687
Mar-1996                $   10,964                         $   10,869                        $   10,914
Apr-1996                $   11,183                         $   11,072                        $   11,231
May-1996                $   11,074                         $   10,950                        $   11,025
Jun-1996                $   11,192                         $   11,053                        $   11,086
Jul-1996                $   10,771                         $   10,624                        $   10,763
Aug-1996                $   10,830                         $   10,668                        $   10,786
Sep-1996                $   11,124                         $   10,945                        $   11,073
Oct-1996                $   10,948                         $   10,758                        $   10,960
Nov-1996                $   11,402                         $   11,190                        $   11,397
Dec-1996                $   11,490                         $   11,262                        $   11,250
Jan-1997                $   11,302                         $   11,064                        $   10,856
Feb-1997                $   11,532                         $   11,276                        $   11,034
Mar-1997                $   11,507                         $   11,237                        $   11,074
Apr-1997                $   11,609                         $   11,323                        $   11,132
May-1997                $   12,447                         $   12,125                        $   11,857
Jun-1997                $   13,020                         $   12,667                        $   12,510
Jul-1997                $   13,388                         $   13,008                        $   12,713
Aug-1997                $   12,285                         $   11,921                        $   11,763
Sep-1997                $   13,088                         $   12,685                        $   12,422
Oct-1997                $   12,088                         $   11,701                        $   11,467
Nov-1997                $   12,165                         $   11,761                        $   11,350
Dec-1997                $   12,577                         $   12,144                        $   11,449
Jan-1998                $   12,780                         $   12,325                        $   11,972
Feb-1998                $   13,523                         $   13,025                        $   12,740
Mar-1998                $   14,009                         $   13,477                        $   13,133
Apr-1998                $   14,195                         $   13,638                        $   13,237
May-1998                $   14,319                         $   13,740                        $   13,172
Jun-1998                $   14,319                         $   13,723                        $   13,272
Jul-1998                $   14,629                         $   14,002                        $   13,406
Aug-1998                $   12,754                         $   12,192                        $   11,745
Sep-1998                $   12,223                         $   11,670                        $   11,384
Oct-1998                $   13,240                         $   12,625                        $   12,570
Nov-1998                $   13,992                         $   13,326                        $   13,214
Dec-1998                $   14,631                         $   13,917                        $   13,729
Jan-1999                $   14,704                         $   13,969                        $   13,677
Feb-1999                $   14,193                         $   13,466                        $   13,342
Mar-1999                $   14,841                         $   14,064                        $   13,921
Apr-1999                $   15,244                         $   14,427                        $   14,488
May-1999                $   14,604                         $   13,805                        $   13,762
Jun-1999                $   15,390                         $   14,529                        $   14,307
Jul-1999                $   15,701                         $   14,804                        $   14,725
Aug-1999                $   15,902                         $   14,975                        $   14,784
Sep-1999                $   15,956                         $   15,008                        $   14,931
Oct-1999                $   16,541                         $   15,538                        $   15,479
Nov-1999                $   17,821                         $   16,719                        $   16,010
Dec-1999                $   19,848                         $   18,598                        $   17,439
Jan-2000                $   18,640                         $   17,444                        $   16,319
Feb-2000                $   19,732                         $   18,443                        $   16,755
Mar-2000                $   19,935                         $   18,610                        $   17,422
Apr-2000                $   18,553                         $   17,298                        $   16,510
May-2000                $   17,838                         $   16,611                        $   16,126
Jun-2000                $   18,621                         $   17,318                        $   16,761
Jul-2000                $   18,041                         $   16,758                        $   16,052
Aug-2000                $   18,283                         $   16,961                        $   16,197
Sep-2000                $   17,326                         $   16,053                        $   15,406
Oct-2000                $   16,514                         $   15,282                        $   15,033
Nov-2000                $   15,666                         $   14,479                        $   14,462
Dec-2000                $   15,812                         $   14,596                        $   14,968
Jan-2001                $   15,938                         $   14,693                        $   14,961
Feb-2001                $   14,661                         $   13,499                        $   13,839
Mar-2001                $   13,562                         $   12,472                        $   12,916
Apr-2001                $   14,441                         $   13,264                        $   13,813
May-2001                $   14,033                         $   12,873                        $   13,326
Jun-2001                $   13,625                         $   12,483                        $   12,781
Jul-2001                $   13,175                         $   12,056                        $   12,548
Aug-2001                $   12,767                         $   11,668                        $   12,231
Sep-2001                $   11,543                         $   10,535                        $   10,992
Oct-2001                $   11,783                         $   10,742                        $   11,273
Nov-2001                $   12,066                         $   10,985                        $   11,689
Dec-2001                $   12,154                         $   11,052                        $   11,758
Jan-2002                $   11,539                         $   10,480                        $   11,134
Feb-2002                $   11,645                         $   10,563                        $   11,212
Mar-2002                $   12,186                         $   11,039                        $   11,818
Apr-2002                $   12,186                         $   11,025                        $   11,896
May-2002                $   12,313                         $   11,127                        $   12,047
Jun-2002                $   11,773                         $   10,625                        $   11,568
Jul-2002                $   10,681                         $    9,628                        $   10,426
Aug-2002                $   10,649                         $    9,587                        $   10,402
Sep-2002                $    9,166                         $    8,241                        $    9,285
Oct-2002                $    9,738                         $    8,745                        $    9,784
Nov-2002                $   10,448                         $    9,371                        $   10,229
Dec-2002                $    9,833                         $    8,808                        $    9,885
Jan-2003                $    9,461                         $    8,464                        $    9,472
Feb-2003                $    9,227                         $    8,245                        $    9,255
Mar-2003                $    8,929                         $    7,969                        $    9,073
Apr-2003                $    9,918                         $    8,840                        $    9,963
May-2003                $   10,545                         $    9,387                        $   10,566
Jun-2003                $   10,758                         $    9,564                        $   10,821
Jul-2003                $   11,013                         $    9,779                        $   11,083
Aug-2003                $   11,300                         $   10,021                        $   11,350
Sep-2003                $   11,534                         $   10,216                        $   11,700
Oct-2003                $   12,310                         $   10,890                        $   12,428
Nov-2003                $   12,660                         $   11,186                        $   12,705
Dec-2003                $   13,740                         $   12,125                        $   13,697
Jan-2004                $   13,901                         $   12,251                        $   13,890
Feb-2004                $   14,211                         $   12,509                        $   14,211
Mar-2004                $   14,307                         $   12,578                        $   14,288
Apr-2004                $   13,922                         $   12,224                        $   13,964
May-2004                $   13,911                         $   12,199                        $   14,011
Jun-2004                $   14,243                         $   12,475                        $   14,318
Jul-2004                $   13,868                         $   12,132                        $   13,853
Aug-2004                $   13,820                         $   12,069                        $   13,913
Sep-2004                $   14,224                         $   12,407                        $   14,276
Oct-2004                $   14,649                         $   12,762                        $   14,762
Nov-2004                $   15,564                         $   13,542                        $   15,770
Dec-2004                $   16,203                         $   14,080                        $   16,461
Jan-2005                $   15,881                         $   13,784                        $   16,159
Feb-2005                $   16,642                         $   14,426                        $   16,857
Mar-2005                $   16,149                         $   13,981                        $   16,430
Apr-2005                $   15,731                         $   13,602                        $   16,043
May-2005                $   15,774                         $   13,622                        $   16,051
Jun-2005                $   16,042                         $   13,836                        $   16,264
Jul-2005                $   16,567                         $   14,272                        $   16,757

The graph depicts the performance of UBS PACE International Equity Investments Class P shares versus the MSCI EAFE Free (net LU) (in USD) Index from the closest month end after the inception date of the Class P shares, August 31, 1995 through July 31, 2005. The performance of the other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes. Past performance does not predict future performance and the performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. It is important to note that UBS PACE International Equity Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

* Not held in the portfolio as of July 31, 2005.

--------------------------------------------------------------------------------
60
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UBS PACE SELECT ADVISORS TRUST

UBS PACE INTERNATIONAL EQUITY INVESTMENTS

PERFORMANCE AT A GLANCE (UNAUDITED)

                                                                                                          SINCE
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED 7/31/05       6 MONTHS         1 YEAR       5 YEARS      INCEPTION^
------------------------------------------------------------------------------------------------------------------
Before Deducting                              Class A*            4.11%        19.78%          N/A         0.69%
Maximum Sales Charge                          Class B**           3.65         18.57           N/A        -0.25
or UBS PACE Program Fee                       Class C***          3.76         18.81           N/A        -0.09
                                              Class Y****         4.38         20.35           N/A         1.51
                                              Class P*****        4.32         20.16         -1.57%        5.21

After Deducting                               Class A*           -1.59         13.23           N/A        -0.52
Maximum Sales Charge                          Class B**          -1.35         13.57           N/A        -0.68
or UBS PACE Program Fee                       Class C***          2.76         17.81           N/A        -0.09
                                              Class P*****        3.54         18.37         -3.04         3.64

MSCI EAFE Free (net LU) (in USD) Index                            3.70         20.97          0.86         5.35

Lipper International Large-Cap Growth Funds
median                                                            3.67         18.57         -4.95         3.66

Average annual total returns for periods ended June 30, 2005, after deduction of the maximum sales charge or UBS PACE program fee, were as follows: Class A--1-year period, 6.76%; since inception, -1.23%; Class B--1-year period, 6.71%; since inception, -1.38%; Class C--1-year period,10.98%; since inception, -0.79%; Class Y--1-year period, 13.41%; since inception, 0.79%; Class P--1-year period, 11.60%; 5-year period, -4.27%; since inception, 3.35%.

^ Since inception returns are calculated as of commencement of issuance on August 24, 1995 for Class P shares, November 27, 2000 for Class A, B, and C shares and January 17, 2001 for Class Y shares. Since inception returns for the Index and Lipper median are shown as of August 31, 1995, which is the nearest month-end of the inception date of the oldest share class (Class P).

* Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

** Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

*** Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

**** The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

***** Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual UBS PACE program fee of 1.5% of the value of Class P shares.

The MSCI EAFE Free (net LU) (in USD) Index is an index of stocks from 21 countries designed to measure the investment returns of developed economies outside of North America.

Past performance does not predict future performance and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

--------------------------------------------------------------------------------

UBS PACE SELECT ADVISORS TRUST

UBS PACE INTERNATIONAL EQUITY INVESTMENTS

UNDERSTANDING YOUR PORTFOLIO'S EXPENSES (UNAUDITED)

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs (as applicable), including sales charges (loads), or ongoing program fees; and (2) ongoing Portfolio costs, including management fees; service and/or distribution (12b-1) fees (if applicable); and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, February 1, 2005 to July 31, 2005.

ACTUAL EXPENSES

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each class of shares under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads), or program fees. Therefore, the second line in the table for each class of shares is useful in comparing ongoing Portfolio costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs or program fees were included, your costs would have been higher.

                                                            BEGINNING               ENDING            EXPENSES PAID
                                                          ACCOUNT VALUE          ACCOUNT VALUE        DURING PERIOD*
                                                         FEBRUARY 1, 2005        JULY 31, 2005      2/1/05 TO 7/31/05
----------------------------------------------------------------------------------------------------------------------
Class A                 Actual                             $   1,000.00          $   1,041.10         $       7.84
                        Hypothetical (5% annual return
                        before expenses)                       1,000.00              1,017.11                 7.75

Class B                 Actual                                 1,000.00              1,036.50                12.52
                        Hypothetical (5% annual return
                        before expenses)                       1,000.00              1,012.50                12.37

Class C                 Actual                                 1,000.00              1,037.60                11.82
                        Hypothetical (5% annual return
                        before expenses)                       1,000.00              1,013.19                11.68

Class Y                 Actual                                 1,000.00              1,043.80                 5.62
                        Hypothetical (5% annual return
                        before expenses)                       1,000.00              1,019.29                 5.56

Class P                 Actual                                 1,000.00              1,043.20                 6.28
                        Hypothetical (5% annual return
                        before expenses)                       1,000.00              1,018.65                 6.21

*    Expenses are equal to the Portfolio's annualized net expense ratios: Class
     A: 1.55%, Class B: 2.48%, Class C: 2.34%, Class Y: 1.11%, Class P: 1.24%,
     multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half year period).

--------------------------------------------------------------------------------
62

UBS PACE SELECT ADVISORS TRUST

UBS PACE INTERNATIONAL EQUITY INVESTMENTS

PORTFOLIO STATISTICS (UNAUDITED)

CHARACTERISTICS                                                                  7/31/05
----------------------------------------------------------------------------------------
Net Assets (mm)                                                               $    776.2
Number of Securities                                                                 539

PORTFOLIO COMPOSITION*                                                           7/31/05
----------------------------------------------------------------------------------------
Equities ( common and preferred stocks and warrants)                                96.4%
Futures and Forward Foreign Currency Contracts                                       0.0**
Cash Equivalents and Other Assets Less Liabilities                                   3.6
----------------------------------------------------------------------------------------
Total                                                                              100.0%
----------------------------------------------------------------------------------------

REGIONAL ALLOCATION*                                                             7/31/05
----------------------------------------------------------------------------------------
Europe                                                                              65.6%
Asia                                                                                24.0
Australia/New Zealand                                                                5.9
Emerging Markets                                                                     0.9
Futures and Forward Foreign Currency Contracts                                       0.0**
Cash Equivalents and Other Assets Less Liabilities                                   3.6
----------------------------------------------------------------------------------------
Total                                                                              100.0%
----------------------------------------------------------------------------------------

TOP FIVE COUNTRIES*                                                              7/31/05
----------------------------------------------------------------------------------------
United Kingdom                                                                      25.3%
Japan                                                                               18.9
France                                                                               8.4
Germany                                                                              6.6
Australia                                                                            5.3
----------------------------------------------------------------------------------------
Total                                                                               64.5%
----------------------------------------------------------------------------------------

TOP 5 SECTORS*                                                                   7/31/05
----------------------------------------------------------------------------------------
Financials                                                                          27.2%
Consumer Discretionary                                                              14.2
Energy                                                                              10.4
Materials                                                                            9.3
Telecommunication Services                                                           8.2
----------------------------------------------------------------------------------------
Total                                                                               69.3%
----------------------------------------------------------------------------------------

TOP TEN EQUITY SECURITIES*                                                       7/31/05
----------------------------------------------------------------------------------------
BP                                                                                   2.8%
GlaxoSmithKline                                                                      2.5
Vodafone                                                                             1.9
HSBC                                                                                 1.7
RWE AG                                                                               1.6
Takeda Chemical Industries                                                           1.6
Telefonica SA                                                                        1.5
Total SA                                                                             1.5
Canon                                                                                1.4
Toyota Motor                                                                         1.3
----------------------------------------------------------------------------------------
Total                                                                               17.8%
----------------------------------------------------------------------------------------

* Weightings represent percentages of the Portfolio's net assets as of July 31, 2005. The Portfolio is actively managed and its composition will vary over time.

** Weightings represent less than 0.05% of net assets as of July 31, 2005.

--------------------------------------------------------------------------------

UBS PACE SELECT ADVISORS TRUST

UBS PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS

PERFORMANCE

For the fiscal year ended July 31, 2005, the Portfolio's Class P shares returned 43.46% (before the deduction of the maximum UBS PACE program fee; 41.33% after the deduction of the maximum program fee), compared with the 47.03% return of the MSCI Emerging Markets Free (EMF) Index (the "Index") and the 43.51% return of the Lipper Emerging Markets Funds median. (Returns for all share classes over various time periods are shown in the "Performance At A Glance" table on page
67. Please note that those returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.)

MARKET REVIEW

A variety of themes influenced the emerging equity markets over the fiscal year, primarily relating to the pace of growth in China, the extent of oil price appreciation, and the rate of monetary tightening in the US. With China consolidating its position as a source of regional economic power, there was considerable relief as GDP growth rates remained above 9% for the 12-month reporting period. Furthermore, its currency, the yuan, was revalued at the end of July 2005 and pegged to a basket of currencies rather than just the US dollar. Although this was a small first step, it should serve to unwind some global trade imbalances. Meanwhile, commodity prices continued to rise during the year, driven in part by strong demand from China. Oil prices, in particular, repeatedly surpassed previous record levels.

ADVISORS' COMMENTS

Gartmore Global Partners (GGP) and Baring International Limited (BIL) each co-managed 50% of the Portfolio until September 27, 2004. Beginning on September 28, 2004, Mondrian Investment Partners (formerly Delaware International Advisors) replaced BIL and assumed management of 50% of the Portfolio. UBS Global Asset Management may change this allocation at any time. The relative value of each investment advisor's share of the Portfolio's assets also may change over time.

GGP

Our portion of the Portfolio generated very strong absolute returns during the fiscal year, but still lagged the Index slightly. Sector allocation detracted modestly from returns, although this was in large part due to the average proportion of cash held by the Portfolio. In terms of holdings, the Portfolio's underweights to energy, telecoms and consumer staples detracted the most from relative returns. However, underweights to healthcare and materials, as well as overweights to industrials and financials, were positive for performance. Country selection also disappointed somewhat, with an overweight to Thailand, as well as underweights to Egypt and South Africa, detracting from returns. The Thai market was volatile following a government decision to reduce fuel subsidies, while Egypt surged ahead following the death of Yasser Arafat.

[SIDENOTE]

UBS PACE SELECT ADVISORS TRUST--UBS PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS

ADVISORS:

Gartmore Global Partners ("GGP") and Mondrian Investment Partners ("Mondrian")

PORTFOLIO MANAGERS:

GGP: Philip Ehrmann and Peter Dalgliesh;
Mondrian: Team

OBJECTIVE:

Capital appreciation

INVESTMENT PROCESS:

GGP seeks to identify and quantify unexpected earnings growth. This process is driven by a disciplined and consistent investment philosophy that allows GGP to identify those companies that GGP believes will deliver positive earnings growth that will likely exceed or be sustained beyond consensus expectations. To find these opportunities, GGP uses a top-down and bottom-up fundamental analysis. GGP also uses portfolio monitoring to manage the risk spectrum on the stock, sector, country and Portfolio level. GGP generally sells a security that it believes no longer has the potential for above-consensus earnings growth.

MONDRIAN conducts research on a global basis in an effort to identify securities that have the potential for long-term total return. The center of the research effort is a value-oriented dividend discount methodology toward individual securities and market analysis that identifies value across country boundaries. This approach focuses on future anticipated dividends, and discounts the value of those dividends back to what they would be worth if they were being paid today. Comparisons of the values of different possible investments are then made. In an international portfolio, currency returns can be an integral component of an investment's total return. Mondrian uses a purchasing power parity approach to assess the value of individual currencies. Purchasing power parity attempts to identify the amount of goods and services that a dollar will buy in the United States, and compares that to the amount of a foreign currency required to buy the same amount of goods and services in another country.

--------------------------------------------------------------------------------
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

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UBS PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS

ADVISORS' COMMENTS - CONTINUED

On the positive side, our underweight to Israel added value, while our overweight to the rapidly recovering Russian economy and the strongly performing Indonesian economy also boosted returns.

Elsewhere, stock selection added significant value during the fiscal year. The most notable performance came from the financials sector, which formed a core part of the Portfolio's strategy during the reporting period. Turkish firm Denizbank was the best-performing stock for the Portfolio, as this well-managed company was increasingly the subject of takeover speculation. Elsewhere, Grupo Financiero Banorte of Mexico was another strong performer, rising with robust consumption growth in Mexico, while Korea Investment Holdings also added value. Stock selection in consumer discretionary stocks, particularly through Korean catalog retailer CJ Home Shopping and Brazilian Lojas Renner, both contributed to results. Looking at detractors from performance, technology firms Ichia Technology and KH Vatec held back returns the most. Both companies make parts for mobile phones, and Ichia Tech's performance came despite strong earnings growth. The performance of KH Vatec was more disappointing, as the firm grew sales but not earnings. Petrochemicals producer Aromatics of Thailand was also a notably poor performer for the Portfolio. Its margins were squeezed more than we had expected as oil prices repeatedly broke record highs, with the company seemingly unable to pass on the cost increases to the end consumer.

MONDRIAN INVESTMENT PARTNERS

We assumed our role as an investment advisor for a portion of the Portfolio on September 28, 2004. From that date through July 31, 2005, we outperformed the Index. Market selection was a solid positive contributor to the Portfolio's performance, with overweights to Hungary and Egypt and an underweight to Russia enhancing results. Our underweight in the technology-heavy Taiwanese market also contributed positively to returns. However, detracting from performance was our overweight position to the poorly performing markets of Thailand and Malaysia. From a sector perspective, our underweight to the top-performing energy sector was also negative.

Stock selection was a positive since we assumed our role as an investment advisor. The best performing stock was Tenaris, a seamless pipe supplier to exploration and production companies, which saw a surge in demand and pricing of its products. KEPCO, a previously underperforming Korean utility, saw renewed interest, returning 90.0% during the reporting period. The announcement of the acquisition of Hyslamex, a Mexican steel producer, contributed to returns, as it rose 88.9%. Several stocks in South Africa provided some of the strongest positive contributions, with companies such as Aspen Pharmacare Holdings, Steinhoff (a furniture manufacturer) and Sasol (an energy stock) providing some of the highest returns. Fountain Set, a Chinese textiles company, fell the most (-32.2%), suffering from uncertainty over quota removal mechanisms. Land & Houses fell 18.0% as the property developer's shares declined due to worries over weakening domestic confidence. Pliva, a Croatian pharmaceutical company, also detracted from performance, falling 14.2% after posting disappointing results.

Some of the main highlights of the strategies being adopted for our portion of Portfolio are an underweight exposure to Taiwan, where valuations remain unattractive in the light of structural domestic problems, and an underweight in India and Russia, where valuations are unappealing. We continue to have an overweight exposure to selected markets in Southeast Asia, such as Thailand and Malaysia, where attractive company valuations appear to be further supported by undervalued currencies and positive demographics. From a sector perspective, we have a significant overweight in the telecommunications sector. We believe that telecommunication companies, particularly mobile companies, are beginning to see significant cash flow generation from fast growing penetration and, in some markets, less competition after industry consolidation. As ongoing capital expenditure is low and debt levels minimal, dividend payments from telecommunication companies are expected to rise, providing support for attractive valuations in our dividend discount model.

BIL

We served as co-manger of the Portfolio from August 1, 2004 through September 27, 2004. During this time, our portion of the Portfolio underperformed the Index. Our investment strategy maintained a relatively balanced allocation between the three broad groupings of the cyclical (global growth), defensive (domestic drivers) and risk-sensitive (interest rate) markets. In the absence of a major clear strategic theme in favor of growth or interest rates, and given the benign outlook in both cases, we believed it was appropriate to maintain this approach.

Country selection was negative over the period, primarily as a result of an underweight to Brazil, and, to a lesser extent, due to an overweight in Taiwan and underweight in South Africa. We believed the scope for ongoing positive news from Brazil was limited, but

--------------------------------------------------------------------------------

UBS PACE SELECT ADVISORS TRUST

UBS PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS

ADVISORS' COMMENTS - CONCLUDED

we underestimated the appetite for interest rate-sensitive assets. Further, we did not anticipate that Brazil would remain a major beneficiary of economic and corporate events. Conversely, our overweight positions in Argentina and Turkey added value, but not enough to make up for our positioning in Brazil.

Stock selection was a small negative during the period. Within Asia, our holdings in Taiwan contributed to results, including our holdings in Formosa Chemical & Fibre* and telecom equipment company Zyxel*. In addition, not owning AU Optronics, a flat panel display manufacturer, was beneficial. Holdings in Russia, Mexico, India and Argentina were also positive contributors. Conversely, stock selection in Korea was a drag on performance. While adding to our position in Hyundai Motor was successful, our holdings in Samsung Fire & Marine* and Cheil Communications* did not meet our expectations.

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE CLASS P SHARES OF THE PORTFOLIO AND THE MSCI EMERGING MARKETS FREE (EMF) INDEX

          UBS PACE INTERNATIONAL EMERGING      UBS PACE INTERNATIONAL EMERGING
            MARKETS EQUITY INVESTMENTS           MARKETS EQUITY INVESTMENTS
            (BEFORE DEDUCTING MAXIMUM            (AFTER DEDUCTING MAXIMUM             MSCI EMERGING MARKETS
              UBS PACE PROGRAM FEE)                UBS PACE PROGRAM FEE)                FREE (EMF) INDEX
Aug-1995              $   10,000                         $   10,000                         $   10,000
Sep-1995              $    9,884                         $    9,871                         $    9,953
Oct-1995              $    9,501                         $    9,477                         $    9,572
Nov-1995              $    9,459                         $    9,424                         $    9,401
Dec-1995              $    9,797                         $    9,748                         $    9,819
Jan-1996              $   10,747                         $   10,680                         $   10,517
Feb-1996              $   10,464                         $   10,386                         $   10,350
Mar-1996              $   10,605                         $   10,513                         $   10,430
Apr-1996              $   10,947                         $   10,838                         $   10,848
May-1996              $   11,039                         $   10,915                         $   10,799
Jun-1996              $   11,055                         $   10,918                         $   10,866
Jul-1996              $   10,406                         $   10,263                         $   10,124
Aug-1996              $   10,564                         $   10,406                         $   10,383
Sep-1996              $   10,564                         $   10,393                         $   10,473
Oct-1996              $   10,089                         $    9,914                         $   10,194
Nov-1996              $   10,331                         $   10,139                         $   10,365
Dec-1996              $   10,632                         $   10,421                         $   10,411
Jan-1997              $   11,183                         $   10,948                         $   11,122
Feb-1997              $   11,610                         $   11,351                         $   11,598
Mar-1997              $   11,459                         $   11,190                         $   11,292
Apr-1997              $   11,610                         $   11,323                         $   11,313
May-1997              $   12,170                         $   11,854                         $   11,636
Jun-1997              $   12,805                         $   12,457                         $   12,259
Jul-1997              $   13,039                         $   12,669                         $   12,442
Aug-1997              $   11,635                         $   11,291                         $   10,859
Sep-1997              $   12,170                         $   11,795                         $   11,160
Oct-1997              $   10,189                         $    9,863                         $    9,328
Nov-1997              $    9,988                         $    9,656                         $    8,988
Dec-1997              $   10,130                         $    9,782                         $    9,205
Jan-1998              $    9,593                         $    9,251                         $    8,483
Feb-1998              $   10,214                         $    9,838                         $    9,369
Mar-1998              $   10,584                         $   10,181                         $    9,775
Apr-1998              $   10,642                         $   10,225                         $    9,669
May-1998              $    9,232                         $    8,859                         $    8,344
Jun-1998              $    8,385                         $    8,035                         $    7,469
Jul-1998              $    8,737                         $    8,363                         $    7,705
Aug-1998              $    6,270                         $    5,993                         $    5,478
Sep-1998              $    6,580                         $    6,282                         $    5,825
Oct-1998              $    7,277                         $    6,939                         $    6,439
Nov-1998              $    7,612                         $    7,250                         $    6,974
Dec-1998              $    7,655                         $    7,282                         $    6,873
Jan-1999              $    7,681                         $    7,297                         $    6,762
Feb-1999              $    7,630                         $    7,239                         $    6,828
Mar-1999              $    8,510                         $    8,064                         $    7,728
Apr-1999              $    9,482                         $    8,975                         $    8,684
May-1999              $    9,347                         $    8,835                         $    8,634
Jun-1999              $   10,506                         $    9,919                         $    9,613
Jul-1999              $   10,193                         $    9,611                         $    9,352
Aug-1999              $   10,218                         $    9,623                         $    9,437
Sep-1999              $    9,745                         $    9,165                         $    9,118
Oct-1999              $    9,922                         $    9,321                         $    9,312
Nov-1999              $   10,785                         $   10,119                         $   10,148
Dec-1999              $   12,390                         $   11,610                         $   11,438
Jan-2000              $   12,185                         $   11,404                         $   11,507
Feb-2000              $   12,126                         $   11,334                         $   11,659
Mar-2000              $   12,296                         $   11,479                         $   11,716
Apr-2000              $   10,899                         $   10,161                         $   10,605
May-2000              $   10,413                         $    9,696                         $   10,167
Jun-2000              $   10,813                         $   10,057                         $   10,525
Jul-2000              $   10,191                         $    9,466                         $    9,984
Aug-2000              $   10,421                         $    9,668                         $   10,033
Sep-2000              $    9,373                         $    8,685                         $    9,157
Oct-2000              $    8,581                         $    7,940                         $    8,493
Nov-2000              $    7,712                         $    7,127                         $    7,751
Dec-2000              $    7,874                         $    7,268                         $    7,938
Jan-2001              $    8,879                         $    8,186                         $    9,031
Feb-2001              $    7,967                         $    7,336                         $    8,324
Mar-2001              $    7,090                         $    6,520                         $    7,506
Apr-2001              $    7,490                         $    6,879                         $    7,877
May-2001              $    7,660                         $    7,027                         $    7,971
Jun-2001              $    7,499                         $    6,870                         $    7,808
Jul-2001              $    6,834                         $    6,253                         $    7,314
Aug-2001              $    6,646                         $    6,074                         $    7,242
Sep-2001              $    5,658                         $    5,164                         $    6,121
Oct-2001              $    6,050                         $    5,515                         $    6,501
Nov-2001              $    6,749                         $    6,144                         $    7,179
Dec-2001              $    7,217                         $    6,563                         $    7,749
Jan-2002              $    7,388                         $    6,709                         $    8,012
Feb-2002              $    7,516                         $    6,817                         $    8,144
Mar-2002              $    7,925                         $    7,179                         $    8,634
Apr-2002              $    7,933                         $    7,178                         $    8,690
May-2002              $    7,805                         $    7,053                         $    8,552
Jun-2002              $    7,149                         $    6,452                         $    7,910
Jul-2002              $    6,638                         $    5,983                         $    7,308
Aug-2002              $    6,621                         $    5,961                         $    7,421
Sep-2002              $    5,948                         $    5,348                         $    6,620
Oct-2002              $    6,220                         $    5,586                         $    7,050
Nov-2002              $    6,578                         $    5,900                         $    7,535
Dec-2002              $    6,229                         $    5,580                         $    7,285
Jan-2003              $    6,178                         $    5,527                         $    7,253
Feb-2003              $    6,007                         $    5,368                         $    7,057
Mar-2003              $    5,811                         $    5,186                         $    6,856
Apr-2003              $    6,314                         $    5,628                         $    7,467
May-2003              $    6,825                         $    6,076                         $    8,003
Jun-2003              $    7,132                         $    6,341                         $    8,459
Jul-2003              $    7,618                         $    6,764                         $    8,989
Aug-2003              $    8,189                         $    7,262                         $    9,593
Sep-2003              $    8,206                         $    7,268                         $    9,663
Oct-2003              $    8,922                         $    7,892                         $   10,485
Nov-2003              $    8,973                         $    7,928                         $   10,614
Dec-2003              $    9,654                         $    8,519                         $   11,384
Jan-2004              $    9,876                         $    8,704                         $   11,788
Feb-2004              $   10,430                         $    9,181                         $   12,332
Mar-2004              $   10,532                         $    9,259                         $   12,490
Apr-2004              $    9,544                         $    8,380                         $   11,469
May-2004              $    9,365                         $    8,212                         $   11,243
Jun-2004              $    9,314                         $    8,157                         $   11,294
Jul-2004              $    9,066                         $    7,931                         $   11,095
Aug-2004              $    9,432                         $    8,237                         $   11,559
Sep-2004              $    9,927                         $    8,659                         $   12,227
Oct-2004              $   10,166                         $    8,856                         $   12,520
Nov-2004              $   11,070                         $    9,632                         $   13,679
Dec-2004              $   11,559                         $   10,045                         $   14,338
Jan-2005              $   11,662                         $   10,121                         $   14,383
Feb-2005              $   12,584                         $   10,908                         $   15,646
Mar-2005              $   11,756                         $   10,177                         $   14,615
Apr-2005              $   11,551                         $    9,987                         $   14,226
May-2005              $   11,850                         $   10,233                         $   14,727
Jun-2005              $   12,251                         $   10,567                         $   15,235
Jul-2005              $   13,028                         $   11,223                         $   16,313

The graph depicts the performance of UBS PACE International Emerging Markets Equity Investments Class P shares versus the MSCI Emerging Markets Free (EMF) Index from the closest month end after the inception date of the Class P shares, August 31, 1995 through July 31, 2005. (The composition of the MSCI EMF Index, like many indices, may change from time to time. At one point, Malaysia was excluded from the Index, but as of July 31, 2001, was included.) The performance of the other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes. Past performance does not predict future performance and the performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. It is important to note that UBS PACE International Emerging Markets Equity Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

*    Not held in the portfolio as of July 31, 2005.

--------------------------------------------------------------------------------
66

UBS PACE SELECT ADVISORS TRUST

UBS PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS

PERFORMANCE AT A GLANCE (UNAUDITED)

                                                                                                                       SINCE
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED 7/31/05                      6 MONTHS       1 YEAR        5 YEARS     INCEPTION ^
--------------------------------------------------------------------------------------------------------------------------------
Before Deducting                       Class A*                               11.74%        43.42%          N/A         9.77%
Maximum Sales Charge                   Class B**                              11.15         41.95           N/A        10.62
or UBS PACE Program Fee                Class C***                             11.21         42.24           N/A        10.56
                                       Class Y****                            11.92         43.97           N/A        10.05
                                       Class P*****                           11.72         43.46          5.00%        2.70

After Deducting                        Class A*                                5.58         35.58           N/A         8.45
Maximum Sales Charge                   Class B**                               6.15         36.95           N/A        10.32
or UBS PACE Program Fee                Class C***                             10.21         41.24           N/A        10.56
                                       Class P*****                           10.89         41.33          3.44         1.17

MSCI Emerging Markets Free (EMF) Index                                        13.42         47.03         10.32         5.06

Lipper Emerging Markets Funds median                                          11.48         43.51          9.79         6.41

Average annual total returns for periods ended June 30, 2005, after deduction of the maximum sales charge or UBS PACE program fee, were as follows: Class A--1-year period, 23.98%; since inception, 7.14%; Class B--1-year period, 25.01%; since inception, 9.02%; Class C--1-year period, 29.17%; since inception, 9.30%; Class Y--1-year period, 31.73%; since inception, 8.71%; Class P--1-year period, 29.36%; 5-year period, 0.97%; since inception, 0.56%.

^ Since inception returns are calculated as of commencement of issuance on August 24, 1995 for Class P shares, December 11, 2000 for Class A shares, December 22, 2000 for Class B shares, December 1, 2000 for Class C shares and February 9, 2001 for Class Y shares. Since inception returns for the Index and Lipper median are shown as of August 31, 1995, which is the nearest month-end of the inception date of the oldest share class (Class
      P).

* Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

** Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

*** Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

**** The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

***** Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual UBS PACE program fee of 1.5% of the value of Class P shares.

The MSCI Emerging Markets Free (EMF) Index is a market capitalization-weighted index composed of companies representative of the market structure of 25 emerging market countries in Europe, Latin America, and the Pacific Basin. The MSCI EMF Index excludes closed markets and those shares in otherwise free markets that are not purchasable by foreigners.

Past performance does not predict future performance and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

--------------------------------------------------------------------------------

UBS PACE SELECT ADVISORS TRUST

UBS PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS

UNDERSTANDING YOUR PORTFOLIO'S EXPENSES (UNAUDITED)

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs (as applicable), including sales charges (loads), or ongoing program fees; and (2) ongoing Portfolio costs, including management fees; service and/or distribution (12b-1) fees (if applicable); and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, February 1, 2005 to July 31, 2005.

ACTUAL EXPENSES

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each class of shares under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads), or program fees. Therefore, the second line in the table for each class of shares is useful in comparing ongoing Portfolio costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs or program fees were included, your costs would have been higher.

                                                         BEGINNING               ENDING           EXPENSES PAID
                                                       ACCOUNT VALUE          ACCOUNT VALUE       DURING PERIOD*
                                                      FEBRUARY 1, 2005        JULY 31, 2005     2/1/05 TO 7/31/05
--------------------------------------------------------------------------------------------------------------------
Class A          Actual                                $   1,000.00            $   1,117.40       $      11.02
                 Hypothetical (5% annual return
                 before expenses)                          1,000.00                1,014.38              10.49

Class B          Actual                                    1,000.00                1,111.50              15.71
                 Hypothetical (5% annual return
                 before expenses)                          1,000.00                1,009.92              14.95

Class C          Actual                                    1,000.00                1,112.10              14.93
                 Hypothetical (5% annual return
                 before expenses)                          1,000.00                1,010.66              14.21

Class Y          Actual                                    1,000.00                1,119.20               8.88
                 Hypothetical (5% annual return
                 before expenses)                          1,000.00                1,016.41               8.45

Class P          Actual                                    1,000.00                1,117.20              10.50
                 Hypothetical (5% annual return
                 before expenses)                          1,000.00                1,014.88               9.99

*    Expenses are equal to the Portfolio's annualized net expense ratios: Class
     A: 2.10%, Class B: 3.00%, Class C: 2.85%, Class Y: 1.69%, Class P: 2.00%,
     multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half year period).

--------------------------------------------------------------------------------
68

UBS PACE SELECT ADVISORS TRUST

UBS PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS

PORTFOLIO STATISTICS (UNAUDITED)

CHARACTERISTICS                                                                  7/31/05
----------------------------------------------------------------------------------------
Net Assets (mm)                                                               $    235.9
Number of Securities                                                                 184

PORTFOLIO COMPOSITION*                                                           7/31/05
----------------------------------------------------------------------------------------
Equities (common and preferred stocks and rights)                                   97.0%
Cash Equivalents and Other Assets Less Liabilities                                   3.0
----------------------------------------------------------------------------------------
Total                                                                              100.0%
----------------------------------------------------------------------------------------

REGIONAL ALLOCATION*                                                             7/31/05
----------------------------------------------------------------------------------------
Asia                                                                                51.1%
Europe/Middle East/Africa                                                           23.3
Latin America                                                                       22.6
Cash Equivalents and Other Assets Less Liabilities                                   3.0
----------------------------------------------------------------------------------------
Total                                                                              100.0%
----------------------------------------------------------------------------------------

TOP FIVE COUNTRIES (EQUITY INVESTMENTS)*                                         7/31/05
----------------------------------------------------------------------------------------
South Korea                                                                         17.3%
Brazil                                                                              12.8
Taiwan                                                                              11.2
South Africa                                                                         9.6
Mexico                                                                               7.6
----------------------------------------------------------------------------------------
Total                                                                               58.5%
----------------------------------------------------------------------------------------

TOP TEN EQUITY HOLDINGS*                                                         7/31/05
----------------------------------------------------------------------------------------
Samsung Electronics                                                                  4.5%
Petroleo Brasileiro SA Petrobras                                                     2.6
Cemex SA de C.V                                                                      1.8
Hyundai Motor                                                                        1.8
China Telecom                                                                        1.8
Companhia Vale do Rio Doce (CVRD)                                                    1.6
Sasol                                                                                1.3
Itausa - Investimentos Itau SA                                                       1.2
Maxis Communications Berhad                                                          1.2
Korea Electric Power                                                                 1.1
----------------------------------------------------------------------------------------
Total                                                                               18.9%
----------------------------------------------------------------------------------------

* Weightings represent percentages of the Portfolio's net assets as of July 31, 2005. The Portfolio is actively managed and its composition will vary over time.

--------------------------------------------------------------------------------

UBS PACE SELECT ADVISORS TRUST

UBS PACE MONEY MARKET INVESTMENTS
PORTFOLIO OF INVESTMENTS - JULY 31, 2005

  PRINCIPAL
   AMOUNT                                                               MATURITY                 INTEREST
   (000)                                                                  DATES                    RATES                  VALUE
----------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS - 8.35%

$         4,000   Federal Farm Credit Bank                                    08/02/05                  3.540%*   $      4,000,439
          6,000   Federal Home Loan Bank                          08/05/05 to 10/05/05         3.235 to 3.411*           5,999,139
          2,000   Federal Home Loan Bank                                      10/21/05                  2.250            1,999,170
          2,000   Federal Home Loan Mortgage Corp.                            08/07/05                  3.184*           2,000,033
          2,000   Federal Home Loan Mortgage Corp.                            08/15/05                  1.500            1,999,361
          3,000   Federal National Mortgage Association                       09/30/05                  2.300            3,000,000
----------------------------------------------------------------------------------------------------------------------------------
Total U.S. Government Agency Obligations (cost - $18,998,142)                                                           18,998,142
----------------------------------------------------------------------------------------------------------------------------------
BANK NOTE - 1.76%

BANKING--U.S. - 1.76%

          4,000   Bank of America, NA (cost - $4,000,000)                     08/09/05                  3.310*           4,000,000

CERTIFICATES OF DEPOSIT - 19.12%

NON-U.S. - 7.91%

          2,000   BNP Paribas                                                 08/23/05                  3.204*           1,999,932
          5,000   Calyon Corporate and Investment Bank                        08/08/05                  3.150            5,000,010
          3,000   Fortis Bank NV-SA                                           07/07/06                  3.930            3,000,000
          2,000   HBOS Treasury Services PLC                                  08/08/05                  2.920            2,000,000
          1,000   Natexis Banque Populaires                                   09/27/05                  3.410            1,000,000
          2,000   Royal Bank of Scotland PLC                                  10/03/05                  2.375            1,999,915
          3,000   UniCredito Italiano SpA                                     09/26/05                  3.395*           2,999,908
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        17,999,765
----------------------------------------------------------------------------------------------------------------------------------
U.S. - 11.21%

          5,000   American Express Bank, Financial Services Board             08/29/05                  3.410            5,000,000
          5,500   First Tennessee Bank N.A. (Memphis)             08/19/05 to 08/29/05         3.290 to 3.380            5,500,000
          3,000   Harris Trust & Savings Bank                                 08/01/05                  3.300*           3,000,000
          5,000   National City Bank                                          10/20/05                  3.550            5,000,000
          2,000   SunTrust Bank                                               10/18/05                  3.300            2,000,000
          5,000   Washington Mutual Bank                                      08/01/05                  2.930            5,000,000
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        25,500,000
----------------------------------------------------------------------------------------------------------------------------------
Total Certificates of Deposit (cost - $43,499,765)                                                                      43,499,765
----------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER@ - 65.27%

ASSET BACKED-BANKING - 2.20%

          5,000   Atlantis One Funding                                        08/04/05                  3.120            4,998,700

ASSET BACKED-MISCELLANEOUS - 19.74%

          5,000   Amsterdam Funding Corp.                                     08/15/05                  3.340            4,993,505
          5,000   Barton Capital Corp.                            08/08/05 to 09/01/05         3.170 to 3.350            4,987,845
          5,000   Falcon Asset Securitization Corp.                           09/13/05                  3.410            4,979,635
          5,000   Old Line Funding Corp.                          08/23/05 to 08/25/05         3.350 to 3.380            4,989,558
          5,000   Ranger Funding Co. LLC                                      08/29/05                  3.400            4,986,778
          5,000   Sheffield Receivables Corp.                                 08/17/05                  3.340            4,992,578
          5,000   Variable Funding Capital Corp.                              08/25/05                  3.340            4,988,866
          5,000   Windmill Funding Corp.                                      08/04/05                  3.280            4,998,633
          5,000   Yorktown Capital LLC                            08/10/05 to 08/15/05         3.270 to 3.330            4,994,480
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        44,911,878
----------------------------------------------------------------------------------------------------------------------------------

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70

UBS PACE SELECT ADVISORS TRUST

UBS PACE MONEY MARKET INVESTMENTS
PORTFOLIO OF INVESTMENTS - JULY 31, 2005

  PRINCIPAL
   AMOUNT                                                              MATURITY                  INTEREST
   (000)                                                                DATES                      RATES                VALUE
----------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER@ - (CONCLUDED)

ASSET BACKED-SECURITIES - 14.40%

$         5,500   Beta Finance, Inc.                              08/15/05 to 09/12/05         3.180 to 3.350%    $      5,485,183
          2,045   Cancara Asset Securitization LLC                            08/10/05                  3.300            2,043,313
          5,000   CC (USA), Inc. (Centauri)                                   08/19/05                  3.350            4,991,625
          4,000   Dorada Finance, Inc.                                        08/26/05                  3.220            3,991,056
          1,500   Grampian Funding LLC                                        10/18/05                  3.530            1,488,527
          3,500   K2 (USA) LLC                                    08/15/05 to 08/30/05         3.060 to 3.250            3,493,174
          6,300   Scaldis Capital LLC                             08/19/05 to 08/25/05         3.350 to 3.400            6,288,097
          5,000   Solitaire Funding LLC                           08/04/05 to 10/03/05         3.290 to 3.440            4,975,646
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        32,756,621
----------------------------------------------------------------------------------------------------------------------------------
BANKING-NON-U.S. - 11.18%

          5,000   Alliance & Leicester PLC                                    08/17/05                  3.180            4,992,933
          5,000   Bank of Ireland                                             08/22/05                  3.360            4,990,200
          4,000   Caisse Nationale des Caisses d'Epargne et de
                   Prevoyance                                                 08/08/05                  3.180            3,997,527
          5,000   Credit Suisse First Boston/New York                         08/22/05                  3.370            4,990,171
          1,500   HBOS Treasury Services PLC                                  09/02/05                  3.370            1,495,507
          5,000   Westpac Trust Securities NZ Ltd.                09/14/05 to 10/14/05         3.340 to 3.445            4,970,591
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        25,436,929
----------------------------------------------------------------------------------------------------------------------------------
BANKING-U.S. - 8.99%

          4,000   ABN-AMRO N.A. Finance, Inc.                                 08/15/05                  3.300            3,994,867
          2,000   CBA (Delaware) Finance, Inc.                                08/15/05                  3.330            1,997,410
          3,000   Danske Corp.                                                08/22/05                  3.310            2,994,207
          1,500   Dexia Delaware LLC                                          09/06/05                  3.270            1,495,095
          5,000   ING (US) Funding LLC                            08/09/05 to 09/06/05         3.190 to 3.370            4,989,803
          5,000   Societe Generale N.A., Inc.                     08/05/05 to 09/01/05         3.165 to 3.430            4,993,038
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        20,464,420
----------------------------------------------------------------------------------------------------------------------------------
BROKERAGE - 3.07%

          5,000   Bear Stearns Cos., Inc.                                     08/10/05                  3.160            4,996,050
          2,000   Citigroup Global Markets Holdings, Inc.                     08/08/05                  3.140            1,998,779
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         6,994,829
----------------------------------------------------------------------------------------------------------------------------------
ENERGY-INTEGRATED - 1.53%

          3,500   Shell Finance (UK) PLC                                      09/29/05                  3.400            3,480,497

FINANCE-NONCAPTIVE DIVERSIFIED - 4.16%

          5,000   CIT Group, Inc.                                 08/18/05 to 10/19/05         3.370 to 3.560            4,979,602
          3,000   General Electric Capital Corp.                              09/22/05                  3.320            2,985,613
          1,500   International Lease Finance Corp.                           09/06/05                  3.420            1,494,870
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         9,460,085
----------------------------------------------------------------------------------------------------------------------------------
Total Commercial Paper (cost - $148,503,959)                                                                           148,503,959
----------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM CORPORATE OBLIGATIONS - 5.16%

ASSET BACKED-SECURITIES - 2.08%

          1,000   Dorada Finance, Inc.**                                      03/10/06                  3.500              999,970
          1,750   K2 (USA) LLC**                                              08/22/05                  3.385*           1,749,874
          2,000   Links Finance LLC**                                         10/17/05                  3.589*           2,000,346
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         4,750,190
----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

UBS PACE SELECT ADVISORS TRUST

UBS PACE MONEY MARKET INVESTMENTS
PORTFOLIO OF INVESTMENTS - JULY 31, 2005

  PRINCIPAL
   AMOUNT                                                              MATURITY                INTEREST
   (000)                                                                DATES                    RATES                  VALUE
----------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM CORPORATE OBLIGATIONS - (CONCLUDED)

BROKERAGE - 1.32%

$         3,000   Morgan Stanley                                              08/01/05                  3.370%*   $      3,000,000

FINANCE-CAPTIVE AUTOMOTIVE - 0.88%

          2,000   Toyota Motor Credit Corp.                                   08/09/05                  3.300*           2,000,000

FINANCE-NONCAPTIVE DIVERSIFIED - 0.88%

          2,000   General Electric Capital Corp.                              08/09/05                  3.450*           2,000,000
----------------------------------------------------------------------------------------------------------------------------------
Total Short-Term Corporate Obligations (cost - $11,750,190)                                                             11,750,190
----------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT - 0.35%

            798   Repurchase Agreement dated 07/29/05 with State Street
                    Bank & Trust Co., collateralized by $161,818 U.S.
                    Treasury Bills, zero coupon due 01/26/06 and $644,273
                    U.S. Treasury Notes, 5.875% due 11/15/05;
                    (value - $815,339); proceeds: $798,197 (cost - $798,000)  08/01/05                  2.960              798,000

  NUMBER OF
   SHARES
   (000)
----------------------------------------------------------------------------------------------------------------------------------
MONEY MARKET FUNDS+ - 0.17%

            153   AIM Liquid Assets Portfolio                                                           3.210              152,532
            224   BlackRock Provident Institutional TempFund                                            3.186              224,001
----------------------------------------------------------------------------------------------------------------------------------
Total Money Market Funds(cost - $376,533)                                                                                  376,533
----------------------------------------------------------------------------------------------------------------------------------
Total Investments (cost - $227,926,589 which approximates
 cost for federal income tax purposes) - 100.18%                                                                       227,926,589

Liabilities in excess of other assets - (0.18)%                                                                           (398,480)

Net Assets(applicable to 227,528,396 shares of beneficial
 interest outstanding equivalent to $1.00 per share)- 100.00%                                                     $    227,528,109

* Variable rate securities - maturity dates reflect earlier of reset dates or stated maturity dates. The interest rates shown are the current rates as of July 31, 2005, and reset periodically.

** Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 2.08% of net assets as of July 31, 2005, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

@    Interest rates shown are the discount rates at date of purchase.

+    Interest rates shown reflect yield at July 31, 2005.

ISSUER BREAKDOWN BY COUNTRY (UNAUDITED)

                                                                          PERCENTAGE OF PORTFOLIO ASSETS
--------------------------------------------------------------------------------------------------------
United States                                                                                     80.9%
France                                                                                             5.3
United Kingdom                                                                                     4.6
Ireland                                                                                            2.2
Switzerland                                                                                        2.2
Australia                                                                                          2.2
Belgium                                                                                            1.3
Italy                                                                                              1.3
------------------------------------------------------------------------------------------------------
Total                                                                                            100.0%
------------------------------------------------------------------------------------------------------

                       Weighted average maturity - 33 days

                 See accompanying notes to financial statements

--------------------------------------------------------------------------------
72

UBS PACE SELECT ADVISORS TRUST

UBS PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS
PORTFOLIO OF INVESTMENTS - JULY 31, 2005

  PRINCIPAL
   AMOUNT                                                   MATURITY        INTEREST
   (000)                                                     DATES          RATES           VALUE
-----------------------------------------------------------------------------------------------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
 CERTIFICATES - 7.93%

$          6   GNMA                                           12/15/07          8.000%   $      6,428
          31   GNMA                                           08/15/09          8.000          33,173
         561   GNMA                                           08/15/09          9.000         585,856
           1   GNMA                                           03/15/13         11.500           1,413
          38   GNMA                                           02/15/19         10.500          42,793
         907   GNMA                                           04/15/19          8.250         986,402
           4   GNMA                                           05/15/19         11.500           4,691
          79   GNMA                                           06/15/19         10.500          89,089
         154   GNMA                                           07/15/19         10.500         173,593
          25   GNMA                                           08/15/19         10.500          27,649
          24   GNMA                                           09/15/19         10.500          27,599
           4   GNMA                                           07/15/20         10.500           5,148
          67   GNMA                                           08/15/20         10.500          76,056
          11   GNMA                                           09/15/20         10.500          12,713
          19   GNMA                                           08/15/21          7.500          20,083
           5   GNMA                                           02/15/23          8.000           5,327
           5   GNMA                                           09/15/23          7.500           5,166
         208   GNMA                                           12/15/32          5.500         211,255
         329   GNMA                                           02/15/33          5.500         333,525
         819   GNMA                                           03/15/33          5.500         829,688
       1,585   GNMA                                           07/15/33          5.500       1,606,271
         948   GNMA                                           01/15/34          5.500         960,717
       5,294   GNMA                                           03/15/34          5.500       5,362,668
       1,272   GNMA                                           04/15/34          5.500       1,287,463
       2,990   GNMA                                           05/15/34          5.500       3,028,259
       8,500   GNMA I TBA                                          TBA          5.500       8,603,598
          73   GNMA II                                        04/20/25          9.000          80,463
          15   GNMA II                                        12/20/26          9.000          16,841
          42   GNMA II                                        01/20/27          9.000          46,346
          24   GNMA II                                        04/20/30          9.000          25,925
           4   GNMA II                                        05/20/30          9.000           4,004
           4   GNMA II                                        06/20/30          9.000           4,846
          28   GNMA II                                        07/20/30          9.000          31,347
          20   GNMA II                                        09/20/30          9.000          22,222
          48   GNMA II                                        10/20/30          9.000          52,706
          72   GNMA II                                        11/20/30          9.000          78,931
          31   GNMA II ARM                                    07/20/17          3.750          31,496
         442   GNMA II ARM                                    01/20/18          4.625         446,708
          41   GNMA II ARM                                    04/20/18          4.375          41,664
          23   GNMA II ARM                                    05/20/18          4.000          22,685
          67   GNMA II ARM                                    06/20/19          4.000          68,744
          60   GNMA II ARM                                    06/20/19          4.500          59,832
          69   GNMA II ARM                                    05/20/21          4.375          70,146
         443   GNMA II ARM                                    09/20/21          3.750         447,748
          81   GNMA II ARM                                    11/20/21          4.125          81,867

--------------------------------------------------------------------------------

UBS PACE SELECT ADVISORS TRUST

UBS PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS
PORTFOLIO OF INVESTMENTS - JULY 31, 2005

  PRINCIPAL
   AMOUNT                                                   MATURITY        INTEREST
   (000)                                                     DATES          RATES           VALUE
-----------------------------------------------------------------------------------------------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
 CERTIFICATES - (CONCLUDED)

$        421   GNMA II ARM                                    06/20/22          4.375%   $    425,155
         148   GNMA II ARM                                    11/20/22          4.125         150,469
         337   GNMA II ARM                                    01/20/23          4.375         340,341
         183   GNMA II ARM                                    03/20/23          4.375         184,696
         522   GNMA II ARM                                    01/20/24          4.375         528,487
         384   GNMA II ARM                                    04/20/24          4.375         387,694
           3   GNMA II ARM                                    12/20/24          4.125           2,883
          40   GNMA II ARM                                    01/20/25          4.375          40,099
         116   GNMA II ARM                                    02/20/25          4.375         117,037
         156   GNMA II ARM                                    03/20/25          4.375         158,159
          87   GNMA II ARM                                    03/20/25          4.500          87,602
         356   GNMA II ARM                                    05/20/25          4.375         360,589
         155   GNMA II ARM                                    06/20/25          4.375         156,827
         116   GNMA II ARM                                    08/20/25          3.750         117,691
         122   GNMA II ARM                                    09/20/25          3.750         123,198
         101   GNMA II ARM                                    10/20/25          4.125         102,518
          18   GNMA II ARM                                    12/20/25          4.125          18,496
          90   GNMA II ARM                                    03/20/26          4.375          90,849
         815   GNMA II ARM                                    04/20/26          4.375         823,363
         369   GNMA II ARM                                    06/20/26          4.375         373,322
         143   GNMA II ARM                                    08/20/26          3.750         144,554
          22   GNMA II ARM                                    09/20/26          3.750          21,893
          69   GNMA II ARM                                    10/20/26          4.125          70,588
         100   GNMA II ARM                                    12/20/26          4.125         101,944
         514   GNMA II ARM                                    01/20/27          4.375         519,806
          60   GNMA II ARM                                    02/20/27          4.375          60,739
         277   GNMA II ARM                                    04/20/27          4.375         279,862
          54   GNMA II ARM                                    07/20/27          3.750          54,763
         161   GNMA II ARM                                    08/20/27          3.750         163,233
         271   GNMA II ARM                                    11/20/27          4.125         274,969
          31   GNMA II ARM                                    12/20/27          4.125          31,932
          55   GNMA II ARM                                    01/20/28          4.375          55,219
          15   GNMA II ARM                                    02/20/28          4.250          15,458
          42   GNMA II ARM                                    02/20/28          4.375          42,181
          67   GNMA II ARM                                    10/20/29          4.125          67,384
         276   GNMA II ARM                                    04/20/30          4.375         279,484
       5,117   GNMA II ARM                                    05/20/30          4.375       5,183,847
          80   GNMA II ARM                                    06/20/30          4.500          80,762
       1,147   GNMA II ARM                                    07/20/30          3.500       1,154,905
         899   GNMA II ARM                                    08/20/30          3.500         905,504
         130   GNMA II ARM                                    10/20/30          4.125         131,186
         125   GNMA II ARM                                    09/20/31          4.125         126,108
          89   GNMA II ARM                                    11/20/31          4.125          90,161
-----------------------------------------------------------------------------------------------------
Total Government National Mortgage Association
  Certificates (cost - $40,328,611)                                                        40,407,101
-----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
74

UBS PACE SELECT ADVISORS TRUST

UBS PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS
PORTFOLIO OF INVESTMENTS - JULY 31, 2005

  PRINCIPAL
   AMOUNT                                                   MATURITY       INTEREST
   (000)                                                     DATES          RATES           VALUE
-----------------------------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION
 CERTIFICATES - 16.98%

$          2   FHLMC                                          12/01/05         10.500%   $      1,528
         596   FHLMC                                          07/01/08          6.000         605,282
           8   FHLMC                                          07/01/09          9.000           8,250
          11   FHLMC                                          02/01/10          9.000          11,601
          18   FHLMC                                          05/01/10         11.500          19,055
          14   FHLMC                                          08/01/10         11.500          14,788
          15   FHLMC                                          11/01/10         11.500          16,881
          17   FHLMC                                          05/01/11         11.000          18,223
         268   FHLMC                                          03/01/13          8.000         288,155
           6   FHLMC                                          03/01/13         11.000           5,950
           7   FHLMC                                          09/01/14         11.500           7,915
          13   FHLMC                                          07/01/15         11.000          14,869
          16   FHLMC                                          09/01/15         11.000          17,765
           3   FHLMC                                          10/01/15         11.000           3,693
          25   FHLMC                                          12/01/15         11.000          27,512
          38   FHLMC                                          12/01/15         11.500          41,933
           4   FHLMC                                          01/01/16         11.500           4,385
           4   FHLMC                                          02/01/16         11.500           4,532
         167   FHLMC                                          05/01/16          8.500         168,013
          76   FHLMC                                          11/01/16          9.750          80,689
           6   FHLMC                                          10/01/17          7.500           6,663
          44   FHLMC                                          12/01/17         11.500          48,658
          13   FHLMC                                          01/01/18         11.500          14,873
          16   FHLMC                                          04/01/19         11.000          18,195
           8   FHLMC                                          05/01/19         11.500           9,161
           2   FHLMC                                          06/01/19         11.000           2,192
          25   FHLMC                                          06/01/19         11.500          27,691
+          0   FHLMC                                          08/01/20         11.000             142
           7   FHLMC                                          09/01/20         11.000           7,428
          56   FHLMC                                          11/01/20         10.500          63,181
          14   FHLMC                                          11/01/24          7.500          14,987
         432   FHLMC                                          04/01/25          9.000         456,739
           4   FHLMC                                          08/01/25          7.000           4,138
       2,290   FHLMC                                          02/01/33          5.500       2,303,605
         853   FHLMC                                          03/01/33          5.500         858,089
         994   FHLMC                                          04/01/33          5.500         999,857
         986   FHLMC                                          05/01/33          5.500         992,055
       5,016   FHLMC                                          06/01/33          5.500       5,047,164
       1,144   FHLMC                                          10/01/33          5.500       1,151,407
         551   FHLMC                                          12/01/33          5.500         554,697
         194   FHLMC                                          03/01/34          5.500         195,040
       1,582   FHLMC                                          10/01/34          5.500       1,591,439
       1,128   FHLMC                                          12/01/34          5.500       1,134,213
       6,856   FHLMC                                          01/01/35          5.500       6,896,412
      10,001   FHLMC                                          02/01/35          5.500      10,059,231

--------------------------------------------------------------------------------

UBS PACE SELECT ADVISORS TRUST

UBS PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS
PORTFOLIO OF INVESTMENTS - JULY 31, 2005

  PRINCIPAL
   AMOUNT                                                   MATURITY       INTEREST
   (000)                                                     DATES          RATES           VALUE
-----------------------------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION
 CERTIFICATES - (CONCLUDED)

$        299   FHLMC                                          05/01/35          5.500%   $    300,920
       1,712   FHLMC                                          06/01/35          5.500       1,721,443
         478   FHLMC ARM                                      10/01/23          4.551         489,199
         781   FHLMC ARM                                      07/01/24          4.737         795,893
       1,213   FHLMC ARM                                      11/01/25          4.840       1,246,351
       1,625   FHLMC ARM                                      10/01/27          4.747       1,676,327
       1,008   FHLMC ARM                                      10/01/27          4.987       1,033,713
         417   FHLMC ARM                                      11/01/27          4.638         427,414
         304   FHLMC ARM                                      01/01/28          4.296         312,461
       1,591   FHLMC ARM                                      06/01/28          4.982       1,627,744
       1,328   FHLMC ARM                                      07/01/28          4.778       1,369,488
         929   FHLMC ARM                                      01/01/29          4.994         951,967
       1,007   FHLMC ARM                                      04/01/29          4.765       1,027,837
          50   FHLMC ARM                                      10/01/29          6.186          52,497
       1,923   FHLMC ARM                                      11/01/29          4.856       1,986,249
         949   FHLMC ARM                                      12/01/29          4.909         976,095
         352   FHLMC ARM                                      01/01/30          4.687         362,995
      36,000   FHLMC TBA                                           TBA          5.000      35,370,000
       1,000   FHLMC TBA                                           TBA          6.000       1,021,250
-----------------------------------------------------------------------------------------------------
Total Federal Home Loan Mortgage Corporation Certificates
 (cost - $86,669,583)                                                                      86,568,119
-----------------------------------------------------------------------------------------------------
FEDERAL HOUSING ADMINISTRATION CERTIFICATES - 2.08%

         366   FHA GMAC                                       04/01/19          7.480         371,051
       2,062   FHA GMAC                                       02/01/21          7.400       2,062,073
         178   FHA GMAC                                       05/01/21          7.450         177,886
       1,522   FHA Project Certificates                       02/01/20          8.430       1,522,065
       1,533   FHA Reilly                                     07/01/20          6.896       1,548,337
          93   FHA Reilly                                     08/01/20          7.430          94,627
       4,817   FHA Wingate St. Francis                        04/01/31          8.375       4,816,973
-----------------------------------------------------------------------------------------------------
Total Federal Housing Administration Certificates
 (cost - $10,604,418)                                                                      10,593,012
-----------------------------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION CERTIFICATES - 77.06%

         246   FNMA                                           05/01/09          9.000         257,617
         174   FNMA                                           07/01/09          7.249         186,340
           6   FNMA                                           12/01/09          9.500           6,121
          48   FNMA                                           04/01/10          9.250          50,912
           9   FNMA                                           03/01/11         10.250          10,040
          39   FNMA                                           04/01/11         10.250          41,802
           5   FNMA                                           02/01/12         10.500           5,581
          20   FNMA                                           09/01/12          6.500          21,198
          52   FNMA                                           12/01/12          6.500          54,587
           6   FNMA                                           01/01/13          6.500           6,480
          47   FNMA                                           02/01/13          6.500          48,953
          97   FNMA                                           03/01/13          6.500         100,034
          42   FNMA                                           04/01/13          6.500          43,946

--------------------------------------------------------------------------------
76

UBS PACE SELECT ADVISORS TRUST

UBS PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS
PORTFOLIO OF INVESTMENTS - JULY 31, 2005

  PRINCIPAL
   AMOUNT                                                   MATURITY       INTEREST
   (000)                                                     DATES          RATES           VALUE
-----------------------------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION
 CERTIFICATES - (CONTINUED)

$         82   FNMA                                           04/01/13          9.250%   $     86,070
         143   FNMA                                           06/01/13          6.500         148,567
          45   FNMA                                           07/01/13          6.500          46,505
           5   FNMA                                           07/01/13         10.500           4,781
          26   FNMA                                           07/01/13         11.000          28,443
          39   FNMA                                           08/01/13          6.500          40,560
         227   FNMA                                           09/01/13          6.500         236,734
          74   FNMA                                           10/01/13          6.500          77,490
          79   FNMA                                           11/01/13          6.500          82,691
           7   FNMA                                           04/01/14         10.500           7,317
          12   FNMA                                           05/01/14          5.500          12,756
          88   FNMA                                           05/01/14          9.250          91,536
          34   FNMA                                           09/01/15         10.500          37,548
          27   FNMA                                           10/01/15         11.000          30,719
+          0   FNMA                                           11/01/15         10.500             181
          51   FNMA                                           11/01/15         11.000          54,792
          56   FNMA                                           12/01/15          9.250          58,412
           9   FNMA                                           01/01/16         11.000          10,191
          14   FNMA                                           02/01/16         11.000          14,945
          18   FNMA                                           03/01/16         11.000          19,987
         416   FNMA                                           06/01/17          5.500         423,916
       2,707   FNMA                                           10/01/17          5.000       2,716,212
       1,365   FNMA                                           05/01/18          5.000       1,369,162
          37   FNMA                                           07/01/18          5.000          37,533
         694   FNMA                                           08/01/18          5.000         696,167
       2,196   FNMA                                           10/01/18          5.000       2,203,117
       8,918   FNMA                                           11/01/18          5.000       8,944,696
       2,638   FNMA                                           12/01/18          5.000       2,645,946
      11,266   FNMA                                           02/01/19          5.000      11,297,257
       1,250   FNMA                                           03/01/19          4.500       1,230,264
       2,881   FNMA                                           04/01/19          4.500       2,835,983
       2,935   FNMA                                           04/01/19          5.000       2,943,097
         149   FNMA                                           05/01/19          4.500         146,593
         899   FNMA                                           05/01/19          5.000         901,235
       1,515   FNMA                                           06/01/19          4.500       1,491,380
       2,300   FNMA                                           06/01/19          5.000       2,306,798
         799   FNMA                                           07/01/19          4.500         786,456
       1,622   FNMA                                           07/01/19          5.000       1,626,697
         176   FNMA                                           07/01/19          6.500         182,966
          13   FNMA                                           07/01/19         10.500          14,740
       3,803   FNMA                                           08/01/19          5.000       3,814,323
         103   FNMA                                           08/01/19         10.000         111,112
       2,739   FNMA                                           10/01/19          4.500       2,695,479
       2,008   FNMA                                           10/01/19          5.000       2,013,690

--------------------------------------------------------------------------------

UBS PACE SELECT ADVISORS TRUST

UBS PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS
PORTFOLIO OF INVESTMENTS - JULY 31, 2005

  PRINCIPAL
   AMOUNT                                                   MATURITY       INTEREST
   (000)                                                     DATES          RATES           VALUE
-----------------------------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION
 CERTIFICATES - (CONTINUED)

$        142   FNMA                                           10/01/19          9.000%   $    154,703
         618   FNMA                                           11/01/19          4.500         608,166
       2,074   FNMA                                           12/01/19          4.500       2,041,421
       2,752   FNMA                                           12/01/19          5.000       2,758,381
       2,928   FNMA                                           01/01/20          4.500       2,880,575
       4,608   FNMA                                           01/01/20          5.000       4,621,612
       3,072   FNMA                                           02/01/20          4.500       3,022,828
       5,411   FNMA                                           02/01/20          5.000       5,426,415
       1,525   FNMA                                           03/01/20          4.500       1,501,163
       1,654   FNMA                                           03/01/20          5.000       1,658,620
      11,188   FNMA                                           04/01/20          4.500      11,009,528
       5,199   FNMA                                           04/01/20          5.000       5,212,007
       2,059   FNMA                                           05/01/20          4.500       2,025,972
       1,768   FNMA                                           05/01/20          5.000       1,772,705
          23   FNMA                                           05/01/20         11.000          24,915
         641   FNMA                                           06/01/20          4.500         630,917
       1,532   FNMA                                           07/01/20          4.500       1,507,666
           6   FNMA                                           08/01/20         10.500           6,698
          10   FNMA                                           09/01/21         10.500          11,278
          19   FNMA                                           04/01/22         10.500          21,262
           4   FNMA                                           06/01/24          7.500           4,587
          57   FNMA                                           07/01/24          7.500          61,482
          75   FNMA                                           08/01/24          7.500          80,611
           3   FNMA                                           12/01/24          7.500           2,990
          13   FNMA                                           06/01/25          7.500          13,709
          23   FNMA                                           07/01/25          7.500          24,440
         252   FNMA                                           09/01/25          8.500         274,710
         101   FNMA                                           02/01/26          9.000         110,181
          16   FNMA                                           04/01/26          6.500          16,121
         187   FNMA                                           10/01/26          7.500         199,432
          95   FNMA                                           11/01/26          7.500         101,327
          96   FNMA                                           11/01/26          8.000         101,771
         137   FNMA                                           03/01/29          6.500         142,626
         339   FNMA                                           05/01/29          6.500         352,132
         121   FNMA                                           02/01/32          5.500         121,335
         289   FNMA                                           04/01/32          6.000         295,329
         351   FNMA                                           07/01/32          6.500         363,577
           6   FNMA                                           08/01/32          6.500           6,537
         274   FNMA                                           09/01/32          6.000         280,536
       2,718   FNMA                                           11/01/32          5.500       2,734,632
       1,291   FNMA                                           01/01/33          5.500       1,298,553
         785   FNMA                                           02/01/33          5.500         789,191
         458   FNMA                                           02/01/33          6.000         468,151

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PORTFOLIO OF INVESTMENTS - JULY 31, 2005

  PRINCIPAL
   AMOUNT                                                   MATURITY       INTEREST
   (000)                                                     DATES          RATES           VALUE
-----------------------------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION
 CERTIFICATES - (CONTINUED)

$      1,425   FNMA                                           03/01/33          6.500%   $  1,474,259
           9   FNMA                                           05/01/33          6.500           9,205
       1,109   FNMA                                           06/01/33          5.500       1,114,595
         924   FNMA                                           09/01/33          5.500         928,883
       1,441   FNMA                                           10/01/33          5.500       1,449,033
         363   FNMA                                           11/01/33          5.500         364,390
       1,298   FNMA                                           12/01/33          5.500       1,305,862
           9   FNMA                                           12/01/33          6.500           8,936
       2,118   FNMA                                           01/01/34          5.500       2,130,397
         350   FNMA                                           02/01/34          5.500         352,280
       3,725   FNMA                                           02/01/34          6.000       3,806,317
         986   FNMA                                           03/01/34          5.500         991,123
       2,303   FNMA                                           04/01/34          5.500       2,315,217
         278   FNMA                                           04/01/34          6.500         288,093
       6,174   FNMA                                           06/01/34          5.500       6,208,727
       2,793   FNMA                                           07/01/34          5.500       2,808,197
         114   FNMA                                           07/01/34          6.500         118,327
         488   FNMA                                           08/01/34          5.500         491,105
      10,740   FNMA                                           09/01/34          5.500      10,799,833
       3,468   FNMA                                           09/01/34          6.000       3,543,894
      10,220   FNMA                                           11/01/34          5.500      10,276,652
       9,753   FNMA                                           11/01/34          6.000       9,966,552
         403   FNMA                                           11/01/34          6.500         417,207
       8,607   FNMA                                           12/01/34          5.500       8,655,425
       4,885   FNMA                                           01/01/35          5.500       4,912,459
       2,617   FNMA                                           01/01/35          6.000       2,674,728
      88,161   FNMA                                           02/01/35          5.500      88,649,145
       2,016   FNMA                                           03/01/35          5.500       2,026,108
         414   FNMA                                           03/01/35          6.000         423,403
       9,648   FNMA                                           04/01/35          5.500       9,701,057
         711   FNMA                                           04/01/35          6.000         726,588
       5,977   FNMA                                           05/01/35          5.500       6,010,520
       3,001   FNMA                                           06/01/35          5.500       3,017,180
         571   FNMA ARM                                       09/01/15          3.576         571,315
          24   FNMA ARM                                       11/01/23          5.294          24,644
         795   FNMA ARM                                       03/01/25          4.949         813,854
         206   FNMA ARM                                       02/01/26          4.358         211,595
         276   FNMA ARM                                       09/01/26          4.207         284,085
       8,568   FNMA ARM                                       10/01/26          4.133       8,591,506
         245   FNMA ARM                                       12/01/27          4.713         252,341
         160   FNMA ARM                                       02/01/29          4.833         164,309
         111   FNMA ARM                                       09/01/29          6.623         113,587
         247   FNMA ARM                                       02/01/30          4.302         253,528
         372   FNMA ARM                                       05/01/30          4.374         376,106

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PORTFOLIO OF INVESTMENTS - JULY 31, 2005

  PRINCIPAL
   AMOUNT                                                             MATURITY       INTEREST
   (000)                                                               DATES          RATES           VALUE
---------------------------------------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION
 CERTIFICATES - (CONCLUDED)

$        214   FNMA ARM                                                 07/01/30          4.119%   $    217,608
      15,000   FNMA TBA                                                      TBA          5.000      14,975,397
      31,000   FNMA TBA                                                      TBA          5.500      31,155,000
      36,000   FNMA TBA                                                      TBA          6.000      36,776,232
---------------------------------------------------------------------------------------------------------------
Total Federal National Mortgage Association
 Certificates (cost - $394,093,750)                                                                  392,846,25
---------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS - 6.52%

       3,168   Chevy Chase Funding LLC, Series 2004-1,
                Class A1 (2)                                            01/25/35          3.740~      3,174,437
       5,000   Commercial Mortgage Pass-Through
                Certificates, Series 2003-FL8, Class A2 (2)             07/15/15          3.588~      4,999,741
         885   Countrywide Alternative Loan Trust, Series
                2004-J5, Class 1A1                                      07/25/34          3.650~        885,394
       1,261   Federal Agricultural Mortgage Corp., Series
                2002, Class AA1                                         04/25/11          7.827       1,309,283
         187   FHLMC REMIC, Series 0023, Class KZ                       11/25/23          6.500         192,923
          56   FHLMC REMIC, Series 0159, Class H                        09/15/21          4.500          56,106
         292   FHLMC REMIC, Series 1003, Class H                        10/15/20          4.188~        292,026
          11   FHLMC REMIC, Series 1349, Class PS                       08/15/22          7.500          10,749
       1,568   FHLMC REMIC, Series 1502, Class PX                       04/15/23          7.000       1,628,194
         777   FHLMC REMIC, Series 1534, Class Z                        06/15/23          5.000         763,975
         254   FHLMC REMIC, Series 1573, Class PZ                       09/15/23          7.000         265,646
         137   FHLMC REMIC, Series 1658, Class GZ                       01/15/24          7.000         142,846
         581   FHLMC REMIC, Series 1694, Class Z                        03/15/24          6.500         583,372
          28   FHLMC REMIC, Series 1775, Class Z                        03/15/25          8.500          28,491
          88   FHLMC REMIC, Series 2258, Class F                        06/15/29          3.738~         88,341
         237   FHLMC REMIC, Series 2411, Class FJ                       12/15/29          3.738~        238,223
         839   FNMA REMIC, Trust 1987-002, Class Z                      11/25/17         11.000         940,202
         618   FNMA REMIC, Trust 1988-007, Class Z                      04/25/18          9.250         662,887
           7   FNMA REMIC, Trust 1992-074, Class Z                      05/25/22          8.000           7,529
          39   FNMA REMIC, Trust 1992-129, Class L                      07/25/22          6.000          40,136
         122   FNMA REMIC, Trust 1992-158, Class ZZ                     08/25/22          7.750         130,281
       1,560   FNMA REMIC, Trust 1993-037, Class PX                     03/25/23          7.000       1,636,129
           5   FNMA REMIC, Trust 1993-240, Class Z                      12/25/13          6.250           4,883
          70   FNMA REMIC, Trust 1993-250, Class Z                      12/25/23          7.000          72,380
         153   FNMA REMIC, Trust G92-040, Class ZC                      07/25/22          7.000         160,811
         148   FNMA REMIC, Trust G94-006, Class PJ                      05/17/24          8.000         158,847
         151   GNMA REMIC, Trust 2000-009, Class FH                     02/16/30          3.909~        151,976
       7,421   Indymac Index Mortgage Loan Trust, Series
                2005-AR2, Class 2A1A                                    02/25/35          3.780~      7,417,128
       2,750   Sequoia Mortgage Trust, Series 5, Class A                10/19/26          3.767~      2,752,946
          52   Small Business Administration, Series
                1997-P10, Class B11                                     05/10/07          7.310          54,722
         803   Small Business Administration, Series
                2000-10, Class B1                                       08/01/10          7.449         906,583
       3,463   Washington Mutual, Series 2003-R1, Class A1              12/25/27          3.730~      3,460,077
---------------------------------------------------------------------------------------------------------------
Total Collateralized Mortgage Obligations (cost - $32,598,277)                                       33,217,264
---------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES - 2.96%

       3,001   Centex Home Equity Loan Trust, Series
                 2005-C, Class AV1                                      06/25/35          3.550~      3,000,961
         135   Citifinancial Mortgage Securities, Inc.,
                Series 2003-2, Class AV2                                05/25/33          3.770~        134,679
         984   Conseco Finance Securitizations Corp.,
                Series 2000-5, Class M1                                 02/01/32          8.400         174,660

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UBS PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS
PORTFOLIO OF INVESTMENTS - JULY 31, 2005

  PRINCIPAL
   AMOUNT                                                              MATURITY             INTEREST
   (000)                                                                 DATES                RATES          VALUE
----------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES - (CONCLUDED)

$      530   Countrywide Asset-Backed Securities, Inc.,
              Series 2004-6, Class 2A1                                       10/25/21             3.650%~ $      529,579
     1,638   Embarcadero Aircraft Securitization Trust,
              Series 2000-A, Class B (2)++                                   08/15/25             4.488~           4,095
     1,009   EMC Mortgage Loan Trust, Series 2003-A,
              Class A2 (2)                                                   08/25/40             4.210~       1,019,209
     2,363   First Franklin Mortgage Loan Trust, Series
              2003-FF5, Class A2                                             03/25/34             2.820~       2,361,777
     1,481   First Franklin Mortgage Loan Trust, Series
              2004-FFH3, Class 2A2                                           10/25/34             3.590~       1,480,779
       523   Fremont Home Loan Trust, Series 2004-2,
              Class 2A1                                                      07/25/34             3.610~         522,996
       124   Green Tree Financial Corp., Series 1998-2,
              Class A5                                                       11/01/16             6.240          124,681
     1,835   Renaissance Home Equity Loan Trust, Series
              2003-2, Class A                                                08/25/33             3.900~       1,841,362
     2,218   Residential Asset Mortgage Products, Inc.,
              Series 2004-RS8, Class AII1                                    05/25/26             3.600~       2,218,070
       579   Specialty Underwriting & Residential
              Financing, Series 2003-BC1, Class A                            01/25/34             3.800~         579,588
     1,119   Structured Asset Investment Loan Trust,
              Series 2004-6, Class 2A1                                       07/25/34             3.590~       1,118,922
------------------------------------------------------------------------------------------------------------------------
Total Asset-Backed Securities (cost - $17,529,549)                                                            15,111,358
------------------------------------------------------------------------------------------------------------------------

STRIPPED MORTGAGE-BACKED SECURITIES+++ - 0.28%

       573   FHLMC REMIC, Series 0013, Class B (1)                           06/25/23             7.000          103,940
        38   FHLMC REMIC, Series 1554, Class I (1)                           08/15/08             6.500            2,431
     1,101   FHLMC REMIC, Series 1627, Class PN (1)                          09/15/22             6.000           32,853
        51   FHLMC REMIC, Series 2136, Class GD (1)                          03/15/29             7.000            9,723
       236   FHLMC REMIC, Series 2178, Class PI (1)                          08/15/29             7.500           43,827
+        0   FNMA REMIC, Trust 1992-142, Class KB (1)                        08/25/07            11.980            4,770
         1   FNMA REMIC, Trust 1992-157, Class JA (1)                        09/25/07            10.146            4,607
    40,393   Hilton Hotel Pool Trust, Series 2000-HLTA,
              Class X (2)                                                    10/03/15             0.880~       1,213,709
------------------------------------------------------------------------------------------------------------------------
Total Stripped Mortgage-Backed Securities (cost - $1,427,778)                                                  1,415,860
------------------------------------------------------------------------------------------------------------------------

COMMERCIAL PAPER@ - 2.72%

FINANCE-NONCAPTIVE DIVERSIFIED - 2.72%

    14,000   General Electric Capital Corp. (cost -
               $13,880,269)                                                  10/26/05             3.580       13,880,269

SHORT-TERM U.S. GOVERNMENT AND AGENCY OBLIGATIONS@ - 6.22%

     2,655   Federal Home Loan Mortgage Corp.                                11/01/05    3.238 to 3.270        2,631,328
    29,100   Federal National Mortgage Association               10/05/05 to 10/26/05    3.229 to 3.373       28,886,049
       175   U. S. Treasury Bills~~                                          09/15/05             2.948          174,355
------------------------------------------------------------------------------------------------------------------------
Total Short-Term U.S. Government and Agency Obligations
  (cost - $31,691,732)                                                                                        31,691,732
------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENT - 2.02%

    10,305    Repurchase Agreement dated 07/29/05
                with State Street
                Bank & Trust Co., collateralized by
                $10,320,000 U.S. Treasury Notes, 5.875%
                due 11/15/05; (value - $10,513,500);
                proceeds: $10,307,542
                (cost - $10,305,000)                                         08/01/05             2.960       10,305,000

NUMBER OF
CONTRACTS
------------------------------------------------------------------------------------------------------------------------
OPTIONS - 0.00%

PUT OPTIONS PURCHASED - 0.00%

        76     90 Day Euro Dollar Futures, strike @ $95.375, expires
               09/19/05 (cost - $722)                                                                                 --
Total Investments (cost - $639,129,689) - 124.77%                                                            636,035,966
Liabilities in excess of other assets - (24.77)%                                                            (126,249,170)
Net Assets - 100.00%                                                                                      $  509,786,796

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UBS PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS
PORTFOLIO OF INVESTMENTS - JULY 31, 2005

@     Interest rates shown are the discount rates at date of purchase.
~ Floating rate securities. The interest rates shown are the current rates as of July 31, 2005.
~~    Entire amount pledged as collateral for futures and options transactions.
+     Principal amount represents less than $500.
++    Bond interest in default.
+++ Interest Only Security. This security entitles the holder to receive interest payments from an underlying pool of mortgages. The risk associated with this security is related to the speed of the principal paydowns. High prepayments would result in a smaller amount of interest being received and cause the yield to decrease. Low prepayments would result in a greater amount of interest being received and cause the yield to increase.
(1)   Illiquid securities representing 0.04% of net assets as of July 31, 2005.
(2) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 2.04% of net assets as of July 31, 2005, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
ARM Adjustable Rate Mortgage - The interest rates shown are the current rates as of July 31, 2005.
FHA   Federal Housing Administration.
FHLMC Federal Home Loan Mortgage Corporation.
FNMA  Federal National Mortgage Association.
GMAC  General Motors Acceptance Corporation.
GNMA  Government National Mortgage Association.
REMIC Real Estate Mortgage Investment Conduit.
TBA (To Be Assigned) Securities are purchased on a forward commitment basis with an approximate principal amount (generally +/- 1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

Note: The table below details the Portfolio's transaction activity in an affiliated issuer for the year ended July 31, 2005. There are no investments in affiliated issuers at July 31, 2005.

                                       PURCHASES          SALES                       AFFILIATE FOR
                                       DURING THE       DURING THE                       THE YEAR
 SECURITY                VALUE AT      YEAR ENDED       YEAR ENDED      VALUE AT          ENDED
DESCRIPTION              07/31/04       07/31/05         07/31/05       07/31/05        07/31/05
----------------------------------------------------------------------------------------------------
UBS Private Money
 Market Fund LLC           --         $  6,654,560     $  6,654,560           --        $    675

WRITTEN OPTIONS

NUMBER OF
CONTRACTS
  (000)                                                                                        VALUE
----------------------------------------------------------------------------------------------------

CALL OPTIONS WRITTEN
    15,000   3 Month LIBOR(3) Interest Rate Swap, strike @
              4.00%, expires 10/31/05                                                  $       8,700

PUT OPTIONS WRITTEN

    15,000   3 Month LIBOR(3) Interest Rate Swap, strike @
               7.00%, expires 10/31/05                                                            --
----------------------------------------------------------------------------------------------------
Total Written Options (premiums received - $433,500)                                   $       8,700
----------------------------------------------------------------------------------------------------

(3) 3 Month LIBOR (London Interbank Offered Rate) at July 31, 2005 was 3.700%.

FUTURES CONTRACTS

NUMBER OF                                                              IN               EXPIRATION         UNREALIZED
CONTRACTS            CONTRACTS TO RECEIVE                          EXCHANGE FOR            DATE           APPRECIATION
----------------------------------------------------------------------------------------------------------------------
        31   U.S. Treasury Note 10 Year Futures                  $     3,502,273      September 2005      $    61,758

                 See accompanying notes to financial statements

--------------------------------------------------------------------------------
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UBS PACE INTERMEDIATE FIXED INCOME INVESTMENTS
PORTFOLIO OF INVESTMENTS - JULY 31, 2005

 PRINCIPAL
  AMOUNT                                                                        MATURITY        INTEREST
  (000)                                                                           DATES          RATES          VALUE
------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS - 21.39%

$     4,950   U.S. Treasury Bonds (1)                                                      11/15/10         12.750%   $  5,078,002
      2,890   U.S. Treasury Bonds                                                          11/15/12         10.375       3,284,893
      1,015   U.S. Treasury Bonds                                                          08/15/20          8.750       1,481,979
      1,025   U.S. Treasury Bonds (1)                                                      11/15/21          8.000       1,431,476
      6,758   U.S. Treasury Inflation Index Notes                                          07/15/12          3.000       7,283,057
      2,484   U.S. Treasury Inflation Index Notes                                          07/15/15          1.875       2,478,735
        920   U.S. Treasury Notes                                                          11/15/05          5.750         925,642
      1,985   U.S. Treasury Notes (1)                                                      11/30/05          1.875       1,974,456
      1,065   U.S. Treasury Notes                                                          12/31/05          1.875       1,057,387
         25   U.S. Treasury Notes                                                          05/15/06          4.625          25,148
     18,975   U.S. Treasury Notes (1)                                                      06/30/06          2.750      18,783,770
      2,900   U.S. Treasury Notes (1)                                                      08/31/06          2.375       2,852,762
        910   U.S. Treasury Notes                                                          09/30/06          2.500         895,177
     11,810   U.S. Treasury Notes (1)                                                      01/31/07          3.125      11,663,296
      2,115   U.S. Treasury Notes                                                          02/28/07          3.375       2,095,089
     15,805   U.S. Treasury Notes (1)                                                      05/31/07          3.500      15,663,008
        855   U.S. Treasury Notes                                                          11/15/07          3.000         836,097
        465   U.S. Treasury Notes                                                          02/15/08          3.375         457,462
      1,195   U.S. Treasury Notes (1)                                                      06/15/10          3.625       1,168,673
      5,905   U.S. Treasury Notes                                                          05/15/15          4.125       5,830,266
----------------------------------------------------------------------------------------------------------------------------------
Total U.S. Government Obligations (cost - $86,780,970)                                                                  85,266,375
----------------------------------------------------------------------------------------------------------------------------------

FEDERAL HOME LOAN MORTGAGE CORPORATION CERTIFICATES - 2.61%

      3,875   FHLMC                                                                        04/19/07          3.010       3,800,170
      4,175   FHLMC                                                                        09/14/07          3.300       4,098,159
      1,125   FHLMC                                                                        02/27/09          3.750       1,102,489
      1,430   FHLMC                                                                        10/27/14          5.000       1,424,235
----------------------------------------------------------------------------------------------------------------------------------
Total Federal Home Loan Mortgage Corporation
  Certificates (cost - $10,468,030)                                                                                     10,425,053
----------------------------------------------------------------------------------------------------------------------------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION CERTIFICATES - 12.42%

      3,025   FNMA                                                                         01/06/06          1.790       2,999,750
      5,500   FNMA                                                                         04/20/06          2.000       5,421,630
      1,775   FNMA                                                                         06/16/06          1.750       1,739,812
      3,775   FNMA                                                                         01/30/07          2.710       3,695,778
      1,915   FNMA                                                                         01/26/09          4.000       1,890,635
      7,290   FNMA                                                                         09/15/09          6.625       7,898,802
      5,235   FNMA                                                                         01/15/10          7.250       5,831,827
      6,765   FNMA                                                                         06/15/10          7.125       7,560,679
        900   FNMA                                                                         03/15/11          5.500         945,126
      1,185   FNMA                                                                         05/15/11          6.000       1,275,019
      1,713   FNMA                                                                         11/01/11          5.793       1,801,296
      4,480   FNMA                                                                         02/21/13          4.750       4,434,945
        845   FNMA                                                                         05/01/13          4.625         835,597
        627   FNMA ARM                                                                     08/01/32          5.540         624,726
      2,561   FNMA ARM                                                                     04/01/34          4.009       2,534,975
----------------------------------------------------------------------------------------------------------------------------------
Total Federal National Mortgage Association
 Certificates (cost - $50,059,803)                                                                                      49,490,597
----------------------------------------------------------------------------------------------------------------------------------

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UBS PACE INTERMEDIATE FIXED INCOME INVESTMENTS
PORTFOLIO OF INVESTMENTS - JULY 31, 2005

 PRINCIPAL
  AMOUNT                                                                                 MATURITY        INTEREST
  (000)                                                                                    DATES          RATES          VALUE
---------------------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS - 13.84%

$     2,050   Banc of America Commercial Mortgage, Inc., Series 2001-1, Class A2           04/15/36          6.503%   $  2,215,016
      3,418   Bear Stearns ALT-A Trust, Series 2004-13, Class A1                           11/25/34          3.830~      3,423,983
      3,812   Bear Stearns ARM Trust, Series 2004-5, Class 2A                              07/25/34          4.035       3,716,100
      2,000   Chase Commercial Mortgage Securities Corp., Series 1999-2, Class A2          01/15/32          7.198       2,182,185
      2,301   Commercial Mortgage Acceptance Corp., Series 1998-C2, Class A2               09/15/30          6.030       2,364,159
      1,810   Commercial Mortgage Pass-Through Certificates, Series 2000-C1,
               Class A2                                                                    08/15/33          7.416       1,987,617
      1,504   First Union Lehman Brothers Bank of America, Series 1998-C2, Class A2        11/18/35          6.560       1,568,136
        629   FNMA REMIC Trust, Series 2002-63, Class EJ                                   10/25/32          6.000         639,908
      3,137   FNMA REMIC Trust, Series 2004-25, Class PA                                   10/25/30          5.500       3,170,569
      2,464   FNMA REMIC Trust, Series 2004-36, Class BS                                   11/25/30          5.500       2,501,167
      1,793   FNMA REMIC Trust, Series 2005-57, Class FG                                   05/25/35          3.860~     1,798,201
      2,219   FNMA REMIC Trust, Series 2005-57, Class PA                                   05/25/27          5.500       2,249,054
      1,810   GMAC Commercial Mortgage Securities, Inc., Series 1999-C3, Class A2          08/15/36          7.179       1,946,284
      1,650   GMAC Commercial Mortgage Securities, Inc., Series 2005-C1, Class AM          05/10/43          4.754       1,622,285
      1,900   Goldman Sachs Mortgage Securities Corp. II, Series 2005-GG4, Class A4A       07/10/39          4.751       1,883,755
      2,090   J.P. Morgan Chase Commercial Mortgage Securities, Series 2004-CBX,
               Class A4                                                                    01/12/37          4.529       2,061,044
      1,850   Lehman BrothersCommercial Conduit Mortgage Trust, Series 1998-C4,
               Class A1B                                                                   10/15/35          6.210       1,933,243
      1,172   Lehman BrothersCommercial Conduit Mortgage Trust, Series 1999-C2,
               Class A1                                                                    10/15/32          7.105       1,202,115
      2,600   Morgan Stanley Capital I, Series 2005-HQ6, Class A2A                         08/13/42          4.882       2,614,271
        802   Nationslink Funding Corp., Series 1999-SL, Class A6                          11/10/30          6.608         807,898
      1,944   Small Business Administration, Series 2004-P10B, Class 1                     08/10/14          4.754       1,941,188
      2,009   Structured ARM Loan Trust, Series 2004-13, Class A2                          09/25/34          3.760       2,011,197
      1,749   Structured Asset Securities Corp., Series 2003-2, Class C (2)                01/21/09          1.549~     1,746,939
      1,178   Structured Asset Securities Corp., Series 2003-AL1, Class A (2)              04/25/31          3.356       1,073,264
      3,312   Structured Asset Securities Corp., Series 2004-6, Class 4A1 ARM              06/25/34          4.861       3,247,758
      3,299   Wells Fargo Mortgage Backed SecuritiesTrust, Series 2004-H, Class A1         06/25/34          4.532~     3,243,203
----------------------------------------------------------------------------------------------------------------------------------
Total Collateralized Mortgage Obligations (cost - $55,917,701)                                                          55,150,539
----------------------------------------------------------------------------------------------------------------------------------

ASSET-BACKED SECURITIES - 8.10%

      3,000   American Express Master Credit Card Trust, Series 2005-5, Class A            02/15/13          3.473~     3,000,000
      1,596   Capital Auto Receivables Asset Trust, Series 2002-3, Class A3                10/16/06          3.580       1,595,091
      2,800   Chase Issuance Trust, Series 2004-A9, Class A9                               06/15/10          3.220       2,733,935
      2,890   Citibank Credit Card Issuance Trust, Series 1998-2, Class A                  01/15/10          6.050       3,008,960
      3,475   Citibank Credit Card Issuance Trust, Series 2003-A6, Class A6                05/17/10          2.900       3,336,160
      3,325   Citibank Credit Card Issuance Trust, Series 2004-A1, Class A1                01/20/09          2.550       3,242,239
      3,325   Citibank Credit Card Issuance Trust, Series 2004-A4, Class A4                08/24/09          3.200       3,248,766
      2,825   DaimlerChrysler Auto Trust, Series 2004-B, Class A3                          09/08/08          3.180       2,795,517
      2,000   Epoch 2002 Ltd. (2)                                                          05/30/07          3.490~     2,020,000
      2,925   MBNA Master Credit Card Trust, Series 2004-A4, Class A4                      09/15/09          2.700       2,847,557
      3,450   Nissan Auto Receivables Owner Trust, Series 2004-B, Class A4                 12/15/09          4.000       3,415,097
      1,187   Polaris Securities, Inc., Series 2001-1, Class A1 +(2)                       07/17/09          9.370#       1,044,665
----------------------------------------------------------------------------------------------------------------------------------
Total Asset-Backed Securities (cost - $32,516,859)                                                                      32,287,987
----------------------------------------------------------------------------------------------------------------------------------

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84

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UBS PACE INTERMEDIATE FIXED INCOME INVESTMENTS
PORTFOLIO OF INVESTMENTS - JULY 31, 2005

 PRINCIPAL
  AMOUNT                                                                                 MATURITY        INTEREST
  (000)                                                                                    DATES          RATES          VALUE
----------------------------------------------------------------------------------------------------------------------------------
CORPORATE NOTES - 36.60%

AEROSPACE & DEFENSE - 0.42%

$       565   Northrop Grumman Corp.                                                       11/16/06          4.079%   $    560,853
        340   Northrop Grumman Corp.                                                       02/15/11          7.125         378,156
        689   Raytheon Co.                                                                 08/15/07          6.750         716,761
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         1,655,770
----------------------------------------------------------------------------------------------------------------------------------

AIRLINES - 0.13%

        527   Continental Airlines, Inc.                                                   02/02/19          6.545         525,815

AUTOMOTIVE - 0.76%

        725   American Honda Finance (2)                                                   05/26/09          4.500         722,046
        800   DaimlerChrysler N.A. Holding                                                 06/15/10          4.875         791,252
        200   DaimlerChrysler N.A. Holding                                                 11/15/13          6.500         215,624
      1,350   General Motors Acceptance Corp.                                              09/23/08          4.602~      1,284,976
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         3,013,898
----------------------------------------------------------------------------------------------------------------------------------

BANKING--NON-U.S. - 2.86%

        675   Barclays Bank PLC (2)                                                        09/29/49          8.550~        798,783
        390   HBOS Treasury Services PLC (2)                                               01/12/07          3.125         383,461
        500   HBOS Treasury Services PLC (2)                                               09/30/08          3.750         489,396
        800   Japan Finance Corp. for Municipal Entities                                   04/21/15          4.625         792,604
      1,400   KFW                                                                          09/21/07          3.250       1,369,452
      5,225   L-Bank BW Foerderbank                                                        07/27/06          3.420       5,193,399
        650   National Westminster Bank                                                    04/29/49          7.750~        689,311
        625   Sumitomo Mitsui Banking (2)                                                  12/31/49          5.625~        622,649
        425   Swedish Export Credit Corp.                                                  01/15/08          3.500         416,886
        630   Turanalem Finance BV (2)                                                     02/10/15          8.500         647,325
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        11,403,266
----------------------------------------------------------------------------------------------------------------------------------

BANKING--U.S. - 7.15%

      1,450   American Express Bank, Financial Services Board~~~                           11/21/07          3.513~      1,451,144
        225   American Express Centurion                                                   07/30/09          4.375         223,410
        400   BankBoston N.A.                                                              04/15/08          6.375         418,952
        260   Bank of America Corp.                                                        04/15/06          7.200         264,881
        295   Bank of America Corp.                                                        02/01/07          5.250         299,257
         55   Bank of America Corp.                                                        01/15/08          3.875          54,338
      1,315   Bank of America Corp.                                                        02/15/10          7.800       1,482,154
        250   Bank One Corp.                                                               06/30/08          2.625         237,272
        975   Bank One N.A., Illinois                                                      01/15/08          3.700         958,866
      1,375   Canadian Imperial Bank of Commerce                                           07/28/08          4.375       1,370,229
      2,050   DEPFA Asset Covered Securities Bank                                          10/29/08          3.625       2,003,568
        825   Deutsche Bank AG NY                                                          03/15/07          3.843~        821,287
      1,380   Fleet National Bank                                                          01/15/09          5.750       1,431,636
        280   FleetBoston Financial Corp.                                                  02/15/08          3.850         275,060
      4,125   HSBC Bank USA                                                                06/07/07          3.870       4,125,000
        550   HSBC Bank USA                                                                09/15/09          3.875         534,518
        250   Huntington National Bank                                                     10/16/06          2.750         245,291

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UBS PACE INTERMEDIATE FIXED INCOME INVESTMENTS
PORTFOLIO OF INVESTMENTS - JULY 31, 2005

 PRINCIPAL
  AMOUNT                                                                                 MATURITY        INTEREST
  (000)                                                                                    DATES          RATES          VALUE
----------------------------------------------------------------------------------------------------------------------------------
CORPORATE NOTES - (CONTINUED)

BANKING--U.S. (CONCLUDED)

$       635   Suntrust Bank                                                                10/15/07          3.625%   $    622,229
        430   Suntrust Bank                                                                10/15/08          4.000         422,667
        500   Suntrust Bank                                                                06/15/09          4.415         496,435
      1,425   U.S. Bank NA                                                                 03/12/07          2.400       1,384,249
        860   U.S. Bank NA                                                                 02/01/08          6.500         898,487
        625   U.S. Bank NA                                                                 08/15/08          4.400         623,758
        785   U.S. Central Credit Union                                                    05/30/08          2.750         753,840
      1,500   Wachovia Corp.                                                               11/01/06          4.950       1,508,487
        190   Wachovia Corp.                                                               08/15/08          3.500         184,632
        840   Wachovia Corp.                                                               12/15/08          5.625         871,710
        925   Wells Fargo & Co.                                                            05/21/06          5.900         936,872
      1,150   Wells Fargo & Co.                                                            08/15/08          3.120       1,108,544
        600   Wells Fargo & Co.                                                            08/15/08          4.000         592,289
      1,365   Wells Fargo & Co.                                                            01/15/10          4.200       1,344,824
        575   World Savings Bank,
               Financial Services Board                                                    03/10/08          4.125         568,627
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        28,514,513
----------------------------------------------------------------------------------------------------------------------------------

BUILDING PRODUCTS - 0.24%

        165   Lennar Corp. (2)                                                             05/31/15          5.600         166,051
        790   Ryland Group                                                                 05/15/12          5.375         783,784
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           949,835
----------------------------------------------------------------------------------------------------------------------------------

DIVERSIFIED FINANCIALS - 0.25%

        845   Nationwide Building
               Society (2)                                                                 01/30/07          2.625         823,820
         180  Nationwide Building
               Society (2)                                                                 02/01/10          4.250         176,609
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         1,000,429

DIVERSIFIED MANUFACTURING - 0.29%

        690   Tyco International Group SA                                                  08/01/06          5.800         699,514
        425   Tyco International Group SA                                                  10/15/11          6.375         460,392
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         1,159,906
----------------------------------------------------------------------------------------------------------------------------------

ELECTRIC UTILITIES - 0.52%

        520   American Electric Power                                                      08/16/07          4.709         520,890
        950   Scottish Power PLC                                                           03/15/10          4.910         952,439
        600   SP Powerassets Ltd. (2)                                                      10/22/08          3.800         586,457
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         2,059,786
----------------------------------------------------------------------------------------------------------------------------------

ELECTRONICS - 0.03%

        115   Loral Corp.                                                                  09/15/23          7.000         135,222

ENERGY - 0.54%

        675   Anadarko Petroleum Corp.                                                     05/01/08          3.250         652,083
         60   Conoco Funding Co.                                                           10/15/06          5.450          60,769
        340   Florida Power Corp.                                                          03/01/13          4.800         338,196
        400   Occidental Petroleum Corp. 01/15/12                                                            6.750         445,318
        675   Ocean Energy, Inc.                                                           10/01/07          4.375         670,641
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         2,167,007
----------------------------------------------------------------------------------------------------------------------------------

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86
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UBS PACE INTERMEDIATE FIXED INCOME INVESTMENTS
PORTFOLIO OF INVESTMENTS - JULY 31, 2005

 PRINCIPAL
  AMOUNT                                                                                 MATURITY        INTEREST
  (000)                                                                                    DATES          RATES          VALUE
----------------------------------------------------------------------------------------------------------------------------------
CORPORATE NOTES - (CONTINUED)

FINANCE--CONSUMER - 0.31%

$     1,175   Commercial Credit Co.                                                        07/01/07          6.750%   $  1,222,938

FINANCIAL SERVICES - 10.52%

        450   Bank of New York Co., Inc. MTN                                               09/01/07          3.900         444,352
        775   Bear Stearns Co., Inc.                                                       01/15/07          5.700         789,496
        575   Bear Stearns Co., Inc.                                                       07/02/08          2.875         548,294
        550   Bear Stearns Co., Inc.                                                       03/25/09          3.250         524,040
      1,100   Citigroup, Inc.                                                              05/10/06          5.750       1,113,076
      1,070   Citigroup, Inc.                                                              03/06/07          5.000       1,081,980
      4,445   Citigroup, Inc.                                                              02/22/10          4.125       4,358,883
        875   Credit Suisse First Boston (USA), Inc.                                       06/01/09          4.700         877,986
      2,875   Eksportfinans                                                                07/15/09          4.375       2,859,806
      1,225   General Electric Capital Corp.                                               08/15/07          3.500       1,204,039
      4,425   General Electric Capital Corp. MTN                                           01/15/08          3.450~      4,380,206
        910   General Electric Capital Corp. MTN                                           03/04/08          4.125         903,004
      1,600   General Electric Capital Corp. MTN                                           10/15/08          3.600       1,555,526
      4,975   General Electric Capital Corp. MTN                                           09/01/09          4.125       4,886,355
        675   HSBC Finance Corp.                                                           07/15/06          7.200         692,713
        350   HSBC Finance Corp.                                                           01/30/07          5.750         356,945
         50   HSBC Finance Corp.                                                           08/01/10          6.375          53,388
      2,765   J.P. Morgan Chase& Co.                                                       05/30/07          5.250       2,807,058
      1,530   J.P. Morgan Chase& Co.                                                       02/01/08          4.000       1,513,888
        375   Lehman Brothers Holdings, Inc.                                               02/05/06          6.625         379,757
        300   Lehman Brothers Holdings, Inc.                                               02/01/08          7.000         317,180
        450   Lehman Brothers Holdings, Inc.                                               03/13/09          3.600         434,606
        600   Lehman Brothers Holdings, Inc.                                               07/26/10          4.500         593,454
        800   Massmutual Global Funding (2)                                                07/15/08          2.550         756,103
        575   Morgan Stanley                                                               04/01/12          6.600         627,134
      1,000   New York Life Global Funding MTN (2)                                         01/15/09          3.875         980,452
        455   Principal Life Global Funding (2)                                            04/30/08          3.625         444,243
      1,180   SLM Corp.                                                                    03/17/08          3.625       1,148,700
        825   State Street Bank& Trust Co.                                                 12/11/06          3.330~        824,958
        345   State Street Corp.                                                           06/15/10          7.650         392,237
      1,970   TIAA Global Markets (2)                                                      01/22/08          3.875       1,941,500
      1,030   USA Education Inc.                                                           04/10/07          5.625       1,048,922
        375   U.S. Bancorp                                                                 08/23/07          3.950         372,033
        700   Washington Mutual Finance Corp.                                              05/15/06          6.250         711,101
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        41,923,415
----------------------------------------------------------------------------------------------------------------------------------

FOOD & BEVERAGE - 1.40%

        460   Cadbury Schweppes US Finance (2)                                             10/01/08          3.875         449,191
        310   Diageo Capital PLC                                                           03/20/08          3.375         301,856
        735   General Mills, Inc.                                                          10/15/06          6.449         751,005
      1,750   General Mills, Inc.                                                          02/15/07          5.125       1,766,698
        200   General Mills, Inc.                                                          11/30/07          3.875         196,943

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                                                                              87
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UBS PACE INTERMEDIATE FIXED INCOME INVESTMENTS
PORTFOLIO OF INVESTMENTS - JULY 31, 2005

 PRINCIPAL
  AMOUNT                                                                                 MATURITY        INTEREST
  (000)                                                                                    DATES          RATES          VALUE
----------------------------------------------------------------------------------------------------------------------------------
CORPORATE NOTES - (CONTINUED)

FOOD& BEVERAGE (CONCLUDED)

$       425   Kellogg Co.                                                                  06/01/08          2.875%   $    405,900
        585   Kraft Foods, Inc.                                                            11/01/11          5.625         610,882
        650   Kroger Co.                                                                   04/01/11          6.800         703,903
        375   Sara Lee Corp.                                                               09/15/11          6.250         396,875
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         5,583,253
----------------------------------------------------------------------------------------------------------------------------------

HOTELS/GAMING - 0.09%

        345   Harrahs Operating Co., Inc. (2)                                              06/01/15          5.625         349,514

INSURANCE - 1.31%

        575   Allstate Financial Global Funding II (2)                                     10/22/06          2.625         562,526
      1,430   Berkshire Hathaway Finance Corp.                                             01/15/10          4.125       1,398,989
        750   Metlife, Inc.                                                                06/15/15          5.000         748,813
        235   Metropolitan Life Global Funding (2)                                         07/30/09          4.250         231,945
        600   Metropolitan Life Global Funding (2)                                         05/05/10          4.500         595,060
        425   Monumental Global Funding (2)                                                07/30/09          4.375         419,413
        445   Protective Life Second Trust                                                 11/24/08          3.700         434,043
        850   Prudential Financial, Inc.                                                   05/01/08          3.750         836,204
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         5,226,993
----------------------------------------------------------------------------------------------------------------------------------

MEDIA - 1.56%

      1,200   Comcast Corp.                                                                03/15/11          5.500       1,234,673
      2,195   Continental Cablevision, Inc.                                                05/15/06          8.300       2,263,221
        745   LenfestCommunications,Inc.                                                   02/15/08          7.625         793,727
      1,050   News America, Inc.                                                           12/15/14          5.300       1,057,314
        350   Time Warner, Inc.                                                            02/01/24          7.570         418,636
        260   Viacom, Inc.                                                                 08/15/12          5.625         261,632
        175   Walt Disney Co.                                                              06/20/14          6.200         190,409
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         6,219,612
----------------------------------------------------------------------------------------------------------------------------------

MEDICAL PRODUCTS - 0.07%

        270   Boston Scientific                                                            06/15/14          5.450         277,237

MEDICAL PROVIDERS - 0.50%

        270   UnitedHealth Group, Inc.                                                     08/15/07          3.375         264,367
      1,700   Wellpoint, Inc.                                                              06/15/06          6.375       1,729,993
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         1,994,360
----------------------------------------------------------------------------------------------------------------------------------

OIL & GAS - 0.17%

        150   Encana Corp.                                                                 08/15/09          4.600         149,148
        550   Encana Corp.                                                                 10/15/13          4.750         540,659
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           689,807
----------------------------------------------------------------------------------------------------------------------------------

OIL REFINING - 0.13%

        225   Enterprise Products Operating LP                                             10/15/07          4.000         221,245
        300   Tosco Corp.                                                                  01/01/07          7.250         310,093
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           531,338
----------------------------------------------------------------------------------------------------------------------------------

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88
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UBS PACE INTERMEDIATE FIXED INCOME INVESTMENTS
PORTFOLIO OF INVESTMENTS - JULY 31, 2005

 PRINCIPAL
  AMOUNT                                                                                 MATURITY        INTEREST
  (000)                                                                                    DATES          RATES          VALUE
----------------------------------------------------------------------------------------------------------------------------------
CORPORATE NOTES - (CONTINUED)

OIL SERVICES - 0.06%

$       235   Pemex Project Funding Master Trust (2)                                       12/15/15          5.750%   $    230,417

PHARMACEUTICALS - 0.65%

      1,500   Merck& Co., Inc. (2)                                                         02/22/06          4.484~      1,502,141
        305   Merck& Co., Inc.                                                             07/01/06          5.250         307,942
        460   Merck& Co., Inc.                                                             03/30/07          2.500         446,321
        340   Schering-Plough Corp.                                                        12/01/13          5.300         352,960
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         2,609,364
----------------------------------------------------------------------------------------------------------------------------------

RAILROADS - 0.33%

        750   Canadian National Railway Co.                                                03/15/13          4.400         727,105
        555   Union Pacific Corp.                                                          12/01/06          6.700         569,457
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         1,296,562
----------------------------------------------------------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS - 1.57%

        340   Archstone-Smith Operating Trust                                              08/15/07          5.000         343,647
        425   Archstone-Smith Operating Trust                                              06/15/08          3.000         404,461
        555   AvalonBay Communities, Inc. MTN                                              08/01/07          5.000         557,796
        280   AvalonBay Communities, Inc. MTN                                              11/01/12          6.125         296,677
        500   Carramerica Realty Corp.                                                     09/01/11          5.125         495,224
        895   EOP Operating LP                                                             07/15/11          7.000         982,853
        780   ERP Operating LP                                                             03/15/12          6.625         851,721
        460   Mack-Cali Realty LP                                                          04/15/10          5.050         458,988
        225   Rouse Co.                                                                    03/15/09          3.625         210,270
        315   Rouse Co.                                                                    11/26/13          5.375         298,480
        925   Simon Property Group LP                                                      01/30/09          3.750         891,260
        460   Spieker Properties LP                                                        01/15/08          6.750         479,954
                                                                                                                         6,271,331

RETAIL - 0.16%

        130   Federated Department Stores                                                  09/01/08          6.625         137,366
        440   May Department Stores Co.                                                    10/15/16          7.450         505,272
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           642,638
----------------------------------------------------------------------------------------------------------------------------------

SPECIALTY PURPOSE ENTITY - 0.20%

        800   BAE Systems Holdings, Inc. (2)                                               08/15/15          5.200         793,178

TELECOMMUNICATIONS - 2.77%

      1,085   AT&T Broadband Corp.                                                         03/15/13          8.375       1,304,284
      2,350   Bellsouth Corp. (2)                                                          04/26/21          4.258~      2,349,640
        250   Centurytel, Inc.                                                             02/15/15          5.000         236,661
        110   Cox Communications, Inc.                                                     11/01/10          7.750         122,690
        350   Cox Communications, Inc.                                                     10/01/12          7.125         386,717
        245   Cox Communications, Inc.                                                     12/15/14          5.450         246,053
        725   SBC Communications, Inc. (2)                                                 06/05/06          4.389         725,217
         95   SBC Communications, Inc.                                                     02/01/12          5.875         100,131
        450   SBC Communications, Inc.                                                     09/15/14          5.100         452,452
        475   Sprint Capital Corp.                                                         01/30/11          7.625         536,078

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                                                                              89
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UBS PACE INTERMEDIATE FIXED INCOME INVESTMENTS
PORTFOLIO OF INVESTMENTS - JULY 31, 2005

 PRINCIPAL
  AMOUNT                                                                                 MATURITY        INTEREST
  (000)                                                                                    DATES          RATES          VALUE
----------------------------------------------------------------------------------------------------------------------------------
CORPORATE NOTES - (CONCLUDED)

TELECOMMUNICATIONS (CONCLUDED)

$       100   TCI Communications, Inc.                                                     08/01/13          7.875%   $    116,674
         50   TCI Communications, Inc.                                                     08/01/15          8.750          62,895
        265   Telecom Italia Capital                                                       11/15/13          5.250         266,499
        265   Telecom Italia Capital (2)                                                   09/30/14          4.950         259,750
      1,000   Telefonica Europe BV                                                         09/15/10          7.750       1,135,459
        505   Turner Broadcasting Systems, Inc.                                            07/01/13          8.375         608,458
      2,030   Verizon New Jersey, Inc.                                                     01/17/12          5.875       2,113,973
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        11,023,631
----------------------------------------------------------------------------------------------------------------------------------

UTILITIES - 1.38%

        875   Dominion Resources, Inc.                                                     11/15/06          3.660         865,125
        650   Dominion Resources, Inc.                                                     12/15/09          5.125         657,022
        100   Dominion Resources, Inc.                                                     09/15/14          7.195         114,221
        650   Dominion Resources, Inc.                                                     07/15/15          5.150         646,783
        330   Exelon Corp.                                                                 05/01/11          6.750         360,144
        950   Nisource Finance Corp.                                                       11/23/09          3.854~        953,657
        690   Panhandle Eastern Pipe Line                                                  03/15/07          2.750         670,101
        900   TXU Corp. (2)                                                                11/15/09          4.800         882,011
        360   Virginia Electric& Power Co.                                                 03/31/06          5.750         363,399
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         5,512,463
----------------------------------------------------------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATIONS - 0.23%

        900   Vodafone Group PLC                                                           01/30/08          3.950         890,767
         25   Vodafone Group PLC                                                           02/15/10          7.750          28,117
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           918,884
----------------------------------------------------------------------------------------------------------------------------------
Total Corporate Notes (cost - $146,922,821)                                                                            145,902,382
----------------------------------------------------------------------------------------------------------------------------------

INTERNATIONAL GOVERNMENT OBLIGATIONS - 3.14%

        855   British Columbia Province of Canada                                          10/29/08          5.375         879,614
EUR     500   Federal Republic of Germany                                                  07/04/34          4.750         714,658
EUR   2,025   Federal Republic of Germany                                                  01/04/37          4.000       2,586,832
NZD   8,890   Government of New Zealand                                                    11/15/11          6.000       6,177,227
$       955   Quebec Province of Canada                                                    02/15/09          5.750         994,655
        685   United Mexican States (1)                                                    03/03/15          6.625         740,485
        400   United Mexican States                                                        09/27/34          6.750         421,600
----------------------------------------------------------------------------------------------------------------------------------
Total International Government Obligations (cost - $12,683,946)                                                          12,515,071
----------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM U.S. GOVERNMENT AGENCY OBLIGATION~~ - 1.43%

      5,700   Federal Home Loan Bank (cost - $5,700,000)                                   08/01/05          3.100       5,700,000

REPURCHASE AGREEMENT - 0.01%

         30   Repurchase Agreement dated 07/29/05 with State Street
                Bank & Trust Co., collateralized by $4,289 U.S.
                Treasury Bills, zero coupon due 08/25/05,
                $18,962 U.S. Treasury Bonds, 5.500% to 6.250% due
                02/15/26 to 05/15/30 and $3,133 U.S. Treasury Notes,
                1.625% to 5.875% due 10/31/05 to 05/15/07; (value -
                $30,600); proceeds: $30,007 (cost - $30,000)                               08/01/05          2.960          30,000

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PORTFOLIO OF INVESTMENTS - JULY 31, 2005

NUMBER OF
CONTRACTS                                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------------------------
OPTIONS - 0.00%
PUT OPTIONS PURCHASED - 0.00%

         33   U.S. Treasury Notes 10 Year Futures, strike @ $109,
                expires 09/23/05 (cost - $14,014)                                                                     $     14,014

NUMBER OF
 SHARES                                                                                                INTEREST
 (000)                                                                                                   RATES
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LOANED - 5.39%
MONEY MARKET FUNDS++ - 5.39%
+++       0   AIM Liquid Assets Portfolio                                                                    3.241%             44
         10   AIM Prime Portfolio                                                                            3.241          10,230
         87   Barclays Prime Money Market Fund                                                               3.225          86,643
          2   Scudder Money Market Series                                                                    3.220           1,683
     21,399   UBS Private Money Market Fund LLC**                                                            3.196      21,399,173
----------------------------------------------------------------------------------------------------------------------------------
Total Money Market Funds(cost - $21,497,773)                                                                            21,497,773
----------------------------------------------------------------------------------------------------------------------------------
Total Investments (cost - $422,591,917) - 104.93%                                                                      418,279,791
Liabilities in excess of other assets - (4.93)%                                                                        (19,667,632)
----------------------------------------------------------------------------------------------------------------------------------
Net Assets - 100.00%                                                                                                 $ 398,612,159
----------------------------------------------------------------------------------------------------------------------------------

(1)   Security, or portion thereof, was on loan at July 31, 2005.
(2) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 6.22% of net assets as of July 31, 2005, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
~ Floating rate securities. The interest rates shown are the current rates as of July 31, 2005.
~~    Interest rate shown is the discount rate at date of purchase.
# Interest rate shown reflects yield to maturity at purchase date for zero coupon bond.
+ Principal Only Security. This security entitles the holder to receive principal payments from an underlying pool of assets. High prepayments return principal faster than expected and cause the yield to increase. Low prepayments return principal more slowly than expected and cause the yield to decrease.
++    Interest rates shown reflect yield at July 31, 2005.
+++   Amount represents less than 500 shares.
~~~   Partial amount pledged as collateral for futures transactions.
ARM Adjustable Rate Mortgage - The interest rates shown are the current rates as of July 31, 2005.
EUR   Euro Dollars.
FHLMC Federal Home Loan Mortgage Corporation.
FNMA  Federal National Mortgage Association.
GMAC  General Motors Acceptance Corporation.
MTN   Medium Term Notes.
NZD   New Zealand Dollars.
REMIC Real Estate Mortgage Investment Conduit.

** The table below details the Portfolio's transaction activity in affiliated issuers for the year ended July 31, 2005.

                                                                                                         INCOME
                                                PURCHASES            SALES                             EARNED FROM
                                               DURING THE         DURING THE                          AFFILIATE FOR
                          VALUE AT             YEAR ENDED         YEAR ENDED         VALUE AT        THE YEAR ENDED
SECURITY DESCRIPTION      07/31/04              07/31/05           07/31/05          07/31/05           07/31/05
-------------------------------------------------------------------------------------------------------------------
UBS Private Money
Market Fund LLC           $ 1,683             $ 183,919,832      $ 162,522,342     $  21,399,173        $  23,992

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PORTFOLIO OF INVESTMENTS - JULY 31, 2005

WRITTEN OPTIONS

NUMBER OF
CONTRACTS                                                                                          VALUE
--------------------------------------------------------------------------------------------------------
CALL OPTIONS WRITTEN

         47   U.S. Treasury Note 10 Year Futures, strike @ $113.00, expires 08/26/05            $  3,672

PUT OPTIONS WRITTEN

         69   U.S. Treasury Note 10 Year Futures, strike @ $106.00, expires 08/26/05               1,078
--------------------------------------------------------------------------------------------------------
Total Written Options (premiums received - $84,763)                                             $  4,750
--------------------------------------------------------------------------------------------------------

FUTURE CONTRACTS

                                                                                                                      UNREALIZED
NUMBER OF                                                                            IN               EXPIRATION     APPRECIATION
CONTRACTS         CURRENCY                  CONTRACTS TO RECEIVE                 EXCHANGE FOR            DATES       (DEPRECIATION)
-----------------------------------------------------------------------------------------------------------------------------------
         89         EUR      Federal Republic of Germany Bond 5 Year Futures    $  12,429,969      September 2005     $   12,938
         33         USD      U.S. Treasury Bond 20 Year Futures                     3,872,503      September 2005         67,118
        121         USD      U.S. Treasury Note 5 Year Futures                     13,167,273      September 2005        195,444
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         275,500
--------------------------------------------------------------------------------------------------------------------------------

                                            CONTRACTS TO DELIVER
        104         USD      U.S. Treasury Note 2 Year Futures                  $  21,606,000      September 2005       (131,854)
        374         USD      U.S. Treasury Note 10 Year Futures                    42,219,658      September 2005       (712,324)
                                                                                                                        (844,178)
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      $ (568,678)
--------------------------------------------------------------------------------------------------------------------------------

FORWARD FOREIGN CURRENCY CONTRACTS

                                                                                                                      UNREALIZED
                                                               CONTRACTS TO          IN                 MATURITY     APPRECIATION
                                                                DELIVER           EXCHANGE FOR            DATES      (DEPRECIATION)
-----------------------------------------------------------------------------------------------------------------------------------
Euro Dollar                                                     2,562,307         USD   3,104,458       10/20/05      $ (14,202)
New Zealand Dollar                                              8,947,655         USD   6,111,248       10/27/05         45,525
United States Dollar                                              180,179         NZD     267,844       10/27/05          1,396
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      $  32,719
-------------------------------------------------------------------------------------------------------------------------------

CURRENCY TYPE ABBREVIATIONS:

EUR  Euro Dollars
NZD  New Zealand Dollars

ISSUER BREAKDOWN BY COUNTRY (UNAUDITED)

                                      PERCENTAGE OF PORTFOLIO ASSETS
--------------------------------------------------------------------
United States                                                  92.1%
Germany                                                         2.0
New Zealand                                                     1.5
Canada                                                          0.8
United Kingdom                                                  0.8
Norway                                                          0.7
Ireland                                                         0.5
Netherlands                                                     0.4
Luxembourg                                                      0.3
Japan                                                           0.3
Mexico                                                          0.3
Singapore                                                       0.1
Sweden                                                          0.1
Italy                                                           0.1
-------------------------------------------------------------------
Total                                                         100.0%
-------------------------------------------------------------------

                 See accompanying notes to financial statements

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PORTFOLIO OF INVESTMENTS - JULY 31, 2005

 PRINCIPAL
  AMOUNT                                                                                 MATURITY        INTEREST
 (000)#                                                                                    DATES          RATES          VALUE
----------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS - 15.95%
$     2,578   U.S. Treasury Inflation Index Notes (2)                                      07/15/14          2.000%   $  2,606,173
      6,516   U.S. Treasury Inflation Index Notes (2)                                      01/15/15          1.625       6,370,946
     40,200   U.S. Treasury Notes (3)                                                      02/15/12          4.875      41,814,271
      6,368   U.S. Treasury Notes                                                          11/15/13          4.250       6,367,255
     17,000   U.S. Treasury Notes                                                          05/15/15          4.125      16,784,848
----------------------------------------------------------------------------------------------------------------------------------
Total U.S. Government Obligations (cost - $74,894,403)                                                                  73,943,493
----------------------------------------------------------------------------------------------------------------------------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION CERTIFICATES - 1.53%
        142   GNMA                                                                         06/15/17          8.000         152,307
        175   GNMA                                                                         07/15/17          8.000         188,676
         85   GNMA                                                                         09/15/17          8.000          91,798
        184   GNMA                                                                         11/15/17          8.000         197,537
         37   GNMA                                                                         12/15/31          5.500          37,210
         41   GNMA                                                                         01/15/32          5.500          41,674
         28   GNMA                                                                         10/15/32          5.500          28,533
         19   GNMA                                                                         12/15/32          5.500          19,180
         28   GNMA                                                                         12/15/33          5.500          28,287
         64   GNMA                                                                         01/15/34          5.500          64,823
         21   GNMA II ARM                                                                  11/20/23          4.125          21,625
         24   GNMA II ARM                                                                  07/20/25          3.750          24,100
         62   GNMA II ARM                                                                  01/20/26          4.375          63,040
         83   GNMA II ARM                                                                  05/20/26          4.375          84,089
      6,000   GNMA I TBA                                                                        TBA          5.500       6,073,128
----------------------------------------------------------------------------------------------------------------------------------
Total Government National Mortgage Association Certificates (cost - $7,126,210)                                          7,116,007
----------------------------------------------------------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION CERTIFICATES - 1.53%
      5,368   FHLMC                                                                        11/01/08          4.500       5,361,742
      1,565   FHLMC                                                                        05/01/25          7.645       1,752,254
----------------------------------------------------------------------------------------------------------------------------------
Total Federal Home Loan Mortgage Corporation Certificates (cost - $7,040,761)                                            7,113,996
----------------------------------------------------------------------------------------------------------------------------------
FEDERAL HOUSING ADMINISTRATION CERTIFICATES - 0.10%
        244   FHA GMAC                                                                     12/01/21          7.430         247,737
         86   FHA Reilly                                                                   08/01/20          7.430          87,348
        104   FHA Reilly                                                                   10/01/20          7.430         105,060
----------------------------------------------------------------------------------------------------------------------------------
Total Federal Housing Administration Certificates (cost - $451,066)                                                        440,145
----------------------------------------------------------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION CERTIFICATES - 7.11%
      3,702   FNMA                                                                         12/01/09          6.970       3,963,280
        115   FNMA ARM                                                                     04/01/27          5.057         118,061
        153   FNMA ARM                                                                     05/01/27          5.104         156,890
        372   FNMA ARM                                                                     05/01/30          4.520         376,106
      3,999   FNMA ARM                                                                     07/01/34          4.573       3,983,960
        971   FNMA ARM                                                                     08/01/40          4.137         989,644
        321   FNMA ARM COFI                                                                11/01/26          3.350         325,492
      3,000   FNMA TBA                                                                          TBA          5.000       2,953,282
     20,000   FNMA TBA                                                                          TBA          5.500      20,100,000
----------------------------------------------------------------------------------------------------------------------------------
Total Federal National Mortgage Association Certificates (cost - $32,848,663)                                           32,966,715
----------------------------------------------------------------------------------------------------------------------------------

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
 PRINCIPAL
  AMOUNT                                                                                 MATURITY        INTEREST
 (000)#                                                                                    DATES          RATES          VALUE
----------------------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS - 55.20%
$     8,852   Bank of America Funding Corp., Series 2005-D, Class A1                       05/25/35          4.118%   $  8,692,866
         28   Bank of America Mortgage Securities, Inc., Series 2002-G,
               Class 1A3                                                                   07/20/32          6.550~         28,452
        109   Bear Stearns, Series 2002-2, Class 3A                                        06/25/31          6.784~        109,600
        133   Bear Stearns, Series 2003-1, Class 5A1                                       04/25/33          5.430~        130,150
        459   Bear Stearns, Series 2003-1, Class 6A1                                       04/25/33          5.081~        452,481
      1,645   Bear Stearns, Series 2003-3, Class 1A                                        10/25/33          4.469~      1,618,916
      5,133   Bear Stearns, Series 2004-3, Class 1A2                                       07/25/34          3.905~      5,045,544
      8,759   Bear Stearns, Series 2004-6, Class 1A1                                       09/25/34          4.621~      8,704,623
      8,582   Bear Stearns, Series 2004-6, Class 2A1                                       09/25/34          5.148~      8,605,505
      7,874   Bear Stearns, Series 2004-7, Class 1A1                                       10/25/34          5.001~      7,883,519
      4,791   Bear Stearns, Series 2004-9, Class 2A1                                       09/25/34          5.449~      4,825,348
        434   Citicorp Mortgage Securities, Inc., Series 2002-12, Class 2A1                12/25/32          5.250         435,260
      2,353   Countrywide Alternative Loan Trust, Series 2003-J3, Class 2A1                12/25/33          6.250       2,389,152
      4,167   Countrywide Home Loans, Series 2003-R4, Class 2A (1)                         01/25/34          6.500       4,253,048
      4,820   Countrywide Home Loans, Series 2004-12, Class 11A2                           08/25/34          4.310       4,855,700
        441   FHLMC REMIC, Series 1278, Class K                                            05/15/22          7.000         441,336
          7   FHLMC REMIC, Series 1367, Class KA                                           09/15/22          6.500           7,105
      1,745   FHLMC REMIC, Series 1502, Class PXZ                                          04/15/23          7.000       1,811,274
        604   FHLMC REMIC, Series 1503, Class PZ                                           05/15/23          7.000         626,112
        621   FHLMC REMIC, Series 1534, Class Z                                            06/15/23          5.000         611,180
        517   FHLMC REMIC, Series 1548, Class Z                                            07/15/23          7.000         536,844
        770   FHLMC REMIC, Series 1562, Class Z                                            07/15/23          7.000         792,405
          3   FHLMC REMIC, Series 1611, Class I                                            02/15/23          6.000           2,537
        177   FHLMC REMIC, Series 1694, Class Z                                            03/15/24          6.500         177,739
      1,545   FHLMC REMIC, Series 2061, Class Z                                            06/15/28          6.500       1,582,324
        680   FHLMC REMIC, Series 2400, Class FQ                                           01/15/32          3.888~        684,987
      5,344   FHLMC REMIC, Series 2579, Class DZ                                           03/15/34          5.000       4,863,944
        651   FHLMC REMIC, Series 2731, Class EZ                                           01/15/34          5.500         641,477
      2,123   FHLMC REMIC, Series 2764, Class LZ                                           03/15/34          4.500       1,821,763
      3,766   FHLMC REMIC, Series 2764, Class ZG                                           03/15/34          5.500       3,695,072
      2,116   FHLMC REMIC, Series 2785, Class ZE                                           04/15/34          4.500       1,819,863
      2,931   FHLMC REMIC, Series 2835, Class JZ                                           08/15/34          5.000       2,806,362
     10,154   FHLMC REMIC, Series 2849, Class PZ                                           07/15/33          5.000       9,222,453
      6,200   FHLMC REMIC, Series 2921, Class PG                                           01/15/35          5.000       5,986,173
        306   FHLMC REMIC, Series 2931, Class ZY                                           02/15/35          5.000         272,636
      1,115   FHLMC REMIC, Series 2961, Class ZD                                           04/15/35          5.500       1,070,813
      3,933   FHLMC REMIC, Series 2981, Class XZ                                           03/15/35          5.000       3,594,607
        426   FHLMC REMIC, Series G23, Class KZ                                            11/25/23          6.500         438,462
      2,867   FHLMC REMIC, Series T-054, Class 2A                                          02/25/43          6.500       2,955,988
     10,369   FHLMC REMIC, Series T-058, Class 2A                                          09/25/43          6.500      10,707,116
      9,349   FHLMC REMIC, Series T-061, Class 1A1                                         07/25/44          3.904~      9,531,827
        355   FNMA REMIC, Series 1998-066, Class FG                                        12/25/28          3.760~        356,085
         59   FNMA REMIC, Series 2000-034, Class F                                         09/25/30          3.910~         59,432
      5,220   FNMA REMIC, Series 2002-080, Class A1                                        11/25/42          6.500       5,392,968

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PORTFOLIO OF INVESTMENTS - JULY 31, 2005

 PRINCIPAL
  AMOUNT                                                                                 MATURITY        INTEREST
 (000)#                                                                                    DATES          RATES          VALUE
----------------------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS - (CONTINUED)
$     5,700   FNMA REMIC, Series 2002-085, Class PE                                        12/25/32          5.500%   $  5,715,994
      7,930   FNMA REMIC, Series 2003-064, Class AH                                        07/25/33          6.000       8,099,861
        346   FNMA REMIC, Series 2003-W8, Class 2A                                         10/25/42          7.000         362,721
      6,048   FNMA REMIC, Series 2004-T1, Class 1A1                                        01/25/44          6.000       6,089,453
      7,586   FNMA REMIC, Series 2004- W8, Class 2A                                        06/25/44          6.500       7,837,337
      3,486   FNMA REMIC, Series 2005-09, Class ZA                                         02/25/35          5.000       3,145,634
      1,157   FNMA REMIC, Series 2005-024, Class ZE                                        04/25/35          5.000       1,062,816
      1,719   FNMA REMIC, Series 2005-040, Class Z                                         05/25/35          4.500       1,462,127
        403   FNMA REMIC, Series 2005-054, Class ZM                                        06/25/35          4.500         346,445
         33   FNMA REMIC, Trust Series 1991-065, Class Z                                   06/25/21          6.500          33,821
         77   FNMA REMIC, Trust Series 1992-040, Class ZC                                  07/25/22          7.000          80,640
         38   FNMA REMIC, Trust Series 1992-129, Class L                                   07/25/22          6.000          38,920
        108   FNMA REMIC, Trust Series 1993-037, Class PX                                  03/25/23          7.000         113,438
        498   FNMA REMIC, Trust Series 1993-060, Class Z                                   05/25/23          7.000         525,717
        795   FNMA REMIC, Trust Series 1993-065, Class ZZ                                  06/25/13          7.000         825,268
         99   FNMA REMIC, Trust Series 1993-070, Class Z                                   05/25/23          6.900         102,882
        566   FNMA REMIC, Trust Series 1993-096, Class PZ                                  06/25/23          7.000         593,679
         78   FNMA REMIC, Trust Series 1993-160, Class ZB                                  09/25/23          6.500          77,620
         51   FNMA REMIC, Trust Series 1993-163, Class ZA                                  09/25/23          7.000          53,439
        406   FNMA REMIC, Trust Series 1994-023, Class PX                                  08/25/23          6.000         417,277
      3,728   FNMA REMIC, Trust Series 1998-M5, Class B                                    09/25/07          6.270       3,805,954
      2,331   FNMA REMIC, Trust Series 1998-M7, Class Z                                    05/25/36          6.390       2,518,052
      2,303   FNMA REMIC, Trust Series 1999-W4, Class A9                                   02/25/29          6.250       2,350,997
      3,428   GNMA REMIC, Series 2003-075, Class ZA                                        09/20/33          5.500       3,405,594
      3,192   GNMA REMIC, Series 2003-085, Class TZ                                        10/20/33          5.500       3,181,660
        402   GNMA REMIC, Trust Series 2000-009, Class FG                                  02/16/30          4.009~        405,601
        458   GNMA REMIC, Trust Series 2002-031, Class FW                                  06/16/31          3.809~        460,267
     11,049   GNMA REMIC, Trust Series 2003-098, Class Z                                   11/20/33          6.000      11,562,631
      4,889   GNMA REMIC, Trust Series 2005-026, Class ZA                                  01/20/35          5.500       4,907,555
        964   Housing Security, Inc., Series 1992-8, Class B                               06/25/24          1.390~        958,574
        624   Keycorp Student Loan Trust, Series 1996-A, Class A2                          08/27/25          3.900~        626,852
      1,693   Lehman Brothers Mortgage Trust, Series 1991-2, Class A3                      01/20/17          8.410       1,879,249
         71   Residential Asset Securities Corp., Series 2004-KS3, Class AI1               11/25/20          3.550~         71,383
      2,611   Residential Funding Mortgage Security I, Series
               2004-S2, Class A1                                                           03/25/34          5.250       2,589,221
      2,300   Residential Funding Mortgage Security I, Series 2004-S9,
               Class 1A23                                                                  12/25/34          5.500       2,199,785
      1,430   Small Business Administration, Series 1999-20K, Class 1                      11/01/19          7.060       1,537,791
      1,874   Small Business Administration, Series 2000-20K, Class 1                      11/01/20          7.220       2,039,679
      4,998   Small Business Administration, Series 2001-P10B, Class 1                     08/01/11          6.344       5,446,448
      5,201   Small Business Administration, Series 2002-20K, Class1                       11/01/22          5.080       5,288,198
        921   Small Business Administration, Series 2003-20I, Class 1                      09/01/23          5.130         938,539
      2,590   Small Business Administration, Series 2003-20L, Class 1                      12/01/23          4.890       2,608,947
      9,476   Small Business Administration, Series 2004-P10A, Class 1                     02/10/14          4.504       9,391,577
      2,300   Small Business Administration, Series 2005-20F, Class 1                      06/01/25          4.570       2,267,166
      3,883   Structured Adjustable Rate Mortgage Loan Trust, Series
               2004-8, Class 3A                                                            07/25/34          5.000       3,837,054

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PORTFOLIO OF INVESTMENTS - JULY 31, 2005

 PRINCIPAL
  AMOUNT                                                                                 MATURITY        INTEREST
 (000)#                                                                                    DATES          RATES          VALUE
----------------------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS - (CONCLUDED)
$     3,043   Structured Asset Mortgage Investments, Inc., Series 2002-AR3, Class A1       09/19/32          3.747%~  $  3,044,145
      5,106   Structured Asset Securities Corp., Series 2001-SB1, Class A2                 08/25/31          3.375       4,766,807
         35   Washington Mutual Mortgage Securities Corp., Series 2002-AR2, Class 1A1      07/25/32          6.360~         35,309
        743   Washington Mutual Mortgage Securities Corp., Series 2002-AR6, Class A        06/25/42          4.033~        750,727
        246   Washington Mutual Mortgage Securities Corp., Series 2002-AR11, Class A1      10/25/32          5.128~        247,119
        961   Washington Mutual Mortgage Securities Corp., Series 2005-AR1, Class A1A      01/25/45          3.635~        960,374
      1,127   Washington Mutual Mortgage Securities Corp., Series 2005-AR2, Class 2A1A     01/25/45          3.625~      1,127,587
      3,331   Wells Fargo Mortgage Backed Securities Trust, Series 2003-M, Class A1        12/25/33          4.724       3,263,997
----------------------------------------------------------------------------------------------------------------------------------
Total Collateralized Mortgage Obligations (cost - $254,218,875)                                                        256,000,976
----------------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES - 0.84%
        152   Bear Stearns, Series 2004-HE9, Class 1A1                                     04/25/23          3.640~        151,785
         57   C-Bass Trust, Series 2000-CB4, Class A1A                                     02/25/30          3.780~         57,385
      1,200   Citibank Omni-S Master Trust, Series 2002-5, Class A                         11/17/09          3.768~      1,201,368
        371   Countrywide Home Loans, Series 2004-11, Class A1                             09/25/21          3.650~        371,327
        173   Delta Funding Home Equity Loan Trust, Series 1999-003, Class A1A             09/15/29          3.798~        173,537
        848   Mid-State Trust, Series 4, Class A                                           04/01/30          8.330         908,820
        801   Morgan Stanley Capital I, Series 2004-HE9, Class A3A                         10/25/34          3.610~        801,009
        246   Spirit Collateralized Bond Obligation, Series 2003-1A, Class A +++*          06/03/09          3.915~        245,858
----------------------------------------------------------------------------------------------------------------------------------
Total Asset-Backed Securities (cost - $3,889,278)                                                                        3,911,089
----------------------------------------------------------------------------------------------------------------------------------
STRIPPED MORTGAGE-BACKED SECURITIES++ - 0.00%
         14   FHLMC REMIC, Trust Series 1680, Class PE +                                   01/15/23          6.500              74
         34   FNMA REMIC, Trust Series 1993-40, Class P +                                  04/25/08          7.000           2,281
----------------------------------------------------------------------------------------------------------------------------------
Total Stripped Mortgage-Backed Securities (cost - $2,337)                                                                    2,355
----------------------------------------------------------------------------------------------------------------------------------
CORPORATE NOTES - 10.27%
AEROSPACE & DEFENSE - 0.26%
      1,200   BAE Systems Holdings, Inc. (1)                                               08/15/08          4.050~      1,199,428
AIRLINE - 0.06%
        500   United Air Lines, Inc. (a)+                                                  11/27/12         10.360         276,250
AUTOMOBILES - 0.12%
        500   Daimler Chrysler N.A. Holding                                                11/15/13          6.500         539,060
BANKING - 0.33%
        700   Delphi Corp. (3)                                                             08/15/13          6.500         563,500
        700   Republic NY Corp.                                                            05/15/21          9.125         949,572
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         1,513,072
----------------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIALS - 0.85%
        400   Goldman Sachs Group, Inc.                                                    10/15/13          5.250         405,747
      1,200   Hutchison Whamp International Ltd.                                           11/24/10          5.450       1,223,736
      2,300   Sumitomo Mitsui Banking (1)                                                  12/31/49          5.625~      2,291,347
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         3,920,830
----------------------------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES - 0.38%
      1,800   PSE&G Power LLC                                                              04/01/14          5.000       1,785,661
ENERGY EQUIPMENT & SERVICES - 0.17%
        800   Panhandle Eastern Pipeline                                                   08/15/08          4.800         799,785

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PORTFOLIO OF INVESTMENTS - JULY 31, 2005

 PRINCIPAL
  AMOUNT                                                                                 MATURITY        INTEREST
 (000)#                                                                                    DATES          RATES          VALUE
----------------------------------------------------------------------------------------------------------------------------------
CORPORATE NOTES - (CONCLUDED)
FINANCE--NONCAPTIVE DIVERSIFIED - 1.03%
$       800   Ford Motor Credit Corp.                                                      03/13/07          3.590%~  $    746,000
      1,100   Ford Motor Credit Corp.                                                      03/21/07          4.389~      1,087,602
        900   Ford Motor Credit Corp.                                                      09/28/07          4.308~        881,188
      1,900   Ford Motor Credit Corp.                                                      01/15/10          5.169~      1,778,125
        300   Ford Motor Credit Corp.                                                      02/01/11          7.375         298,045
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         4,790,960
----------------------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES - 2.97%
        200   Bombardier Capital, Inc.                                                     03/30/07          7.090         202,250
      1,400   Devon Financing Corp.                                                        09/30/31          7.875       1,779,445
      3,300   General Motors Acceptance Corp.                                              10/20/05          4.870~      3,304,736
      1,400   General Motors Acceptance Corp.                                              09/15/06          6.125       1,409,226
      3,200   General Motors Acceptance Corp.                                              03/20/07          4.130~      3,147,750
      4,000   Infrastructure Finance Corp.                                                 03/26/09          2.120~      3,920,000
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        13,763,407
----------------------------------------------------------------------------------------------------------------------------------
HOTELS/GAMING - 0.74%
        700   Cesars Entertainment, Inc.                                                   09/01/09          7.500         762,184
      1,100   MGM Mirage, Inc.                                                             08/01/07          6.750       1,128,875
      1,400   MGM Mirage, Inc.                                                             09/15/10          8.500       1,543,500
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         3,434,559
----------------------------------------------------------------------------------------------------------------------------------
MEDIA - 0.74%
      2,000   Cox Enterprises, Inc. (1)                                                    02/15/07          8.000       2,094,590
      1,300   Time Warner, Inc.                                                            08/15/06          8.110       1,343,504
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         3,438,094
----------------------------------------------------------------------------------------------------------------------------------
OIL REFINING - 0.38%
      1,000   Enterprise Products Operating L.P., Series B                                 10/15/09          4.625         984,026
EUR     600   Gaz Capital (Gazprom) (1)                                                    06/01/15          5.875         781,336
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         1,765,362
----------------------------------------------------------------------------------------------------------------------------------
OIL SERVICES - 0.71%
      3,000   Pemex Project Funding Master Trust                                           12/15/14          7.375       3,315,000
PAPER & FOREST PRODUCTS - 0.09%
        400   Donohue Forest Products                                                      05/15/07          7.625         408,000
PAPER & PACKAGING - 0.64%
      2,000   Fort James Corp.                                                             09/15/07          6.875       2,080,000
        900   Packaging Corp. of America                                                   08/01/13          5.750         884,195
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         2,964,195
----------------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES - 0.80%
EUR   1,200   France Telecom                                                               03/14/08          7.000       1,605,978
      1,100   Sprint Capital Corp.                                                         01/30/06          7.125       1,114,198
      1,000   Verizon North, Inc. *                                                        01/01/21          5.634         978,480
                                                                                                                         3,698,656
----------------------------------------------------------------------------------------------------------------------------------
Total Corporate Notes (cost - $47,273,204)                                                                              47,612,319
----------------------------------------------------------------------------------------------------------------------------------

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PORTFOLIO OF INVESTMENTS - JULY 31, 2005

 PRINCIPAL
  AMOUNT                                                                                 MATURITY        INTEREST
 (000)#                                                                                    DATES          RATES          VALUE
----------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL GOVERNMENT OBLIGATIONS - 7.91%
$       816   Federal Republic of Brazil                                                   04/15/06          4.250%~  $    817,469
        200   Federal Republic of Brazil                                                   03/12/08         11.500         227,600
        329   Federal Republic of Brazil                                                   04/15/09          4.313~        326,140
        700   Federal Republic of Brazil                                                   06/29/09          9.230~        809,550
      1,400   Federal Republic of Brazil                                                   04/15/12          4.313~      1,356,337
        433   Federal Republic of Brazil                                                   04/15/14          8.000         438,983
EUR     200   Federal Republic of Germany                                                  07/04/27          6.500         344,788
EUR   1,500   Federal Republic of Germany                                                  01/04/28          5.625       2,346,869
EUR   6,200   Federal Republic of Germany                                                  01/04/30          6.250      10,568,554
      1,500   Federal Republic of Panama                                                   07/23/12          9.375       1,818,750
        600   Federal Republic of Panama                                                   09/30/27          8.875         720,000
      2,250   Federal Republic of Peru                                                     02/21/12          9.125       2,653,875
EUR   3,300   Government of Spain                                                          01/31/37          4.200       4,312,982
JPY 484,000   Republic of Italy                                                            03/27/08          3.800       4,723,002
      2,000   Russian Federation                                                           06/26/07         10.000       2,191,800
      1,975   Russian Federation                                                           03/31/30          5.000~      2,189,880
        500   United Mexican States                                                        09/24/22          8.000         598,750
        200   United Mexican States                                                        08/15/31          8.300         247,200
----------------------------------------------------------------------------------------------------------------------------------
Total International Government Obligations (cost - $35,807,060)                                                         36,692,529
----------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES - 3.77%
EDUCATION - 0.60%
        600   Akron Ohio Income Tax, Revenue Community Learning Centers,
               Series A                                                                    12/01/33          5.000         627,822
      1,300   Clark County Nevada School District, Series C                                06/15/13          5.375       1,454,102
        650   Detroit City School District, School Building & Site
               Improvement, Series A                                                       05/01/32          5.000         714,682
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         2,796,606
----------------------------------------------------------------------------------------------------------------------------------
TOBACCO - 2.20%
        200   Golden State Tobacco Securitization Corp.                                    06/01/39          6.750         229,860
        830   Golden State Tobacco Securitization Corp., Series 2003 A-1                   06/01/33          6.250         923,840
      3,100   Tobacco Settlement Funding Corp.                                             06/01/39          6.750       3,686,985
      1,145   Tobacco Settlement Funding Corp., New Jersey                                 06/01/32          5.750       1,210,952
        230   Tobacco Settlement Funding Corp., New Jersey                                 06/01/32          6.375         267,780
        900   Tobacco Settlement Funding Corp., New Jersey                                 06/01/42          6.125         969,156
        200   Tobacco Settlement Funding Corp., Rhode Island, Series A                     06/01/42          6.250         214,642
      1,075   Tobacco Settlement Funding Corp., Series 2001-B                              05/15/39          5.875       1,136,608
        240   Tobacco Settlement Funding Corp., Virginia                                   06/01/13          4.000         241,022
      1,100   Tobacco Settlement Funding Corp., Virginia                                   06/01/37          5.625       1,155,770
        130   Tobacco Settlement Revenue Management Authority,
              South Carolina Tobacco Settlement Revenue, Series A                          05/15/16          7.666         136,208
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        10,172,823
----------------------------------------------------------------------------------------------------------------------------------
TRANSPORTATION - 0.20%
        400   California Infrastructure & Economic Development Revenue                     07/01/36          5.000         419,964
        500   Harris County Texas, Refunding Toll Road Senior Lien                         08/15/33          5.000         522,155
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           942,119
----------------------------------------------------------------------------------------------------------------------------------
UTILITIES - 0.77%
      1,300   Energy Northwest Washington Electric Revenue                                 07/01/15          5.500       1,469,585
        500   Lower Colorado River Authority Revenue                                       05/15/28          5.000         523,585
      1,500   New York City Municipal Water Finance Authority                              06/15/34          5.000       1,568,355
                                                                                                                         3,561,525
----------------------------------------------------------------------------------------------------------------------------------
Total Municipal Bonds and Notes (cost - $16,007,252)                                                                    17,473,073
----------------------------------------------------------------------------------------------------------------------------------

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PORTFOLIO OF INVESTMENTS - JULY 31, 2005

PRINCIPAL
 AMOUNT                                                                MATURITY            INTEREST
 (000)#                                                                  DATES               RATES           VALUE
----------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER@ - 1.05%
BANKING--NON-U.S. - 1.05%
$   4,900   Skandinaviska Enskilda Banken (cost - $4,865,651)                10/12/05            3.505%  $   4,865,651
SHORT-TERM CORPORATE OBLIGATIONS - 1.89%
FINANCE-NONCAPTIVE DIVERSIFIED - 1.89%
    4,600   Ford Motor Credit Corp.                              08/26/05 to 02/01/06   3.400 to 6.875       4,592,824
    4,200   General Electric Capital Corp.                                   10/26/05            3.580       4,164,080
----------------------------------------------------------------------------------------------------------------------
Total Short-Term Corporate Obligations (cost - $8,756,572)                                                   8,756,904
----------------------------------------------------------------------------------------------------------------------
SHORT-TERM U.S. GOVERNMENT AND AGENCY OBLIGATIONS@ - 0.29%
    1,360   U.S. Treasury Bills~~(cost - $1,356,006)             09/01/05 to 09/15/05   2.905 to 2.948       1,356,006
REPURCHASE AGREEMENT - 1.44%
    6,664   Repurchase Agreement dated 07/29/05 with State
              Street Bank & Trust Co., collateralized by
              6,800,000 U.S. Treasury Notes, 1.625% due
              10/31/05; (value - $6,800,000); proceeds:
              $6,665,644 (cost - $6,664,000)                                 08/01/05            2.960       6,664,000

NUMBER OF
 SHARES
  (000)
----------------------------------------------------------------------------------------------------------------------
INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LOANED - 9.52%
MONEY MARKET FUNDS++++ - 9.52%
   20,022   Barclays Prime Money Market Fund                                                     3.225      20,022,251
   15,314   Dreyfus Institutional Cash Advantage Fund                                            3.220      15,314,395
    8,799   UBS Private Money Market Fund LLC**                                                  3.196       8,798,893
----------------------------------------------------------------------------------------------------------------------
Total Money Market Funds (cost - $44,135,539)                                                               44,135,539
----------------------------------------------------------------------------------------------------------------------
Total Investments (cost - $545,336,877) - 118.40%                                                          549,050,797
Liabilities in excess of other assets - (18.40)%                                                           (85,314,793)
----------------------------------------------------------------------------------------------------------------------
Net Assets - 100.00%                                                                                     $ 463,736,004
----------------------------------------------------------------------------------------------------------------------

+      Illiquid securities representing 0.06% of net assets as of July 31, 2005.
++ Interest Only Security. This security entitles the holder to receive interest payments from an underlying pool of mortgages. The risk associated with this security is related to the speed of the principal paydowns. High prepayments would result in a smaller amount of interest being received and cause the yield to decrease. Low prepayments would result in a greater amount of interest being received and cause the yield to increase.
+++ Security is being fair valued by a Valuation Committee under the direction of the board of trustees.
++++   Interest rates shown reflect yield at July 31, 2005.
~ Floating rate securities. The interest rates shown are the current rates as of July 31, 2005.
~~     Entire amount pledged as collateral for futures transactions.
@      Interest rates shown are the discount rates at date of purchase.
#      In U.S. Dollars unless otherwise indicated.
(1) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 2.29% of net assets as of July 31, 2005, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(2) Principal amount for accrual purposes is adjusted based on changes in the Consumer Price Index.
(3)    Security, or portion thereof, was on loan at July 31, 2005.
(a)    Bond interest in default.
ARM Adjustable Rate Mortgage-The interest rates shown are the current rates as of July 31, 2005.
COFI   Cost of Funds Index.
EUR    Euro Dollars.
FHA    Federal Housing Administration.
FHLMC  Federal Home Loan Mortgage Corporation.
FNMA   Federal National Mortgage Association.
GMAC   General Motors Acceptance Corporation.
GNMA   Government National Mortgage Association.
JPY    Japanese Yen.
REMIC  Real Estate Mortgage Investment Conduit.
TBA (To Be Assigned) Security is purchased on a forward commitment basis with an approximate principal amount (generally +/- 1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

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*      Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.26% of net assets as of July 31, 2005, are considered illiquid and restricted (see table below for more information).

                                                                                   ACQUISITION COST               MARKET VALUE
                                                                                         AS A                         AS A
ILLIQUID AND                                                                        PERCENTAGE OF                 PERCENTAGE OF
RESTRICTED                                               ACQUISITION  ACQUISITION  PORTFOLIO'S NET    MARKET     PORTFOLIO'S NET
SECURITIES                                                  DATE          COST          ASSETS         VALUE          ASSETS
--------------------------------------------------------------------------------------------------------------------------------
Spirit Collateralized Bond Obligation, 3.915%, 06/03/09   12/16/04
                                                          02/08/05    $   246,494        0.05%      $   245,858       0.05%
Verizon North, Inc., 5.634%, 01/01/21                     04/25/03      1,000,000        0.22           978,480       0.21
                                                                      $ 1,246,494        0.27%      $ 1,224,338       0.26%

** The table below details the Portfolio's transaction activity in affiliated issuers for the year ended July 31, 2005.

                                                                                                                     INCOME
                                                                                                                   EARNED FROM
                                                                       PURCHASES        SALES                     AFFILIATE FOR
                                                                       DURING THE     DURING THE                    THE YEAR
                                                          VALUE AT     YEAR ENDED     YEAR ENDED     VALUE AT         ENDED
SECURITY DESCRIPTION                                      07/31/04      07/31/05       07/31/05      07/31/05       07/31/05
--------------------------------------------------------------------------------------------------------------------------------
UBS Private Money Market Fund LLC                            --       $ 63,049,595 $    54,250,702  $ 8,798,893      $  255

PUT OPTIONS WRITTEN

NUMBER OF
CONTRACTS                                                                                                             VALUE
--------------------------------------------------------------------------------------------------------------------------------
      278   U.S. Treasury Note 10 Year Futures, strike @109, expires 09/23/05 (premiums received - $103,346)        $  121,625

FUTURES CONTRACTS

                                                                                                                      UNREALIZED

NUMBER OF                                                                                 IN          EXPIRATION     APPRECIATION
CONTRACTS   CURRENCY                         CONTRACTS TO RECEIVE                    EXCHANGE FOR        DATES      (DEPRECIATION)
-----------------------------------------------------------------------------------------------------------------------------------
       46      EUR     Federal Republic of Germany Bonds 10 Year Futures             $  6,852,041   September 2005   $       10,278

                                             CONTRACTS TO DELIVER
-----------------------------------------------------------------------------------------------------------------------------------
      298      USD     90 Day Euro Dollar Futures                                    $ 71,443,638       March 2006         (199,287)
      122      USD     90 Day Euro Dollar Futures                                      29,235,263        June 2006          (86,413)
       44      USD     90 Day Euro Dollar Futures                                      10,536,625   September 2006          (27,775)
       44      USD     90 Day Euro Dollar Futures                                      10,532,775    December 2006          (27,775)
       44      USD     90 Day Euro Dollar Futures                                      10,531,125       March 2007          (26,675)
       44      USD     90 Day Euro Dollar Futures                                      10,527,825        June 2007          (25,575)
       24      JPY     Japan Bonds 10 Year Futures                                     30,060,201   September 2005         (100,629)
                                                                                                                           (494,129)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     $     (483,851)
-----------------------------------------------------------------------------------------------------------------------------------

FORWARD FOREIGN CURRENCY CONTRACTS

                                                                                          IN           MATURITY         UNREALIZED
                                             CONTRACTS TO DELIVER                    EXCHANGE FOR        DATE          APPRECIATION
-----------------------------------------------------------------------------------------------------------------------------------
Euro Dollar                                        16,917,000                       USD 20,576,655     08/25/05        $     37,525

CURRENCY TYPE ABBREVIATION:
EUR   Euro Dollars
JPY   Japanese Yen
USD   U.S. Dollars

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ISSUER BREAKDOWN BY COUNTRY (UNAUDITED)

                                                  PERCENTAGE OF PORTFOLIO ASSETS
--------------------------------------------------------------------------------
United States                                                               91.9%
Germany                                                                      2.4
Italy                                                                        0.9
Spain                                                                        0.8
Russia                                                                       0.8
Brazil                                                                       0.7
Peru                                                                         0.5
Panama                                                                       0.5
Japan                                                                        0.4
France                                                                       0.3
Cayman Islands                                                               0.3
Canada                                                                       0.2
Mexico                                                                       0.2
Luxembourg                                                                   0.1
--------------------------------------------------------------------------------
Total                                                                      100.0%
--------------------------------------------------------------------------------

                 See accompanying notes to financial statements

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PORTFOLIO OF INVESTMENTS - JULY 31, 2005

PRINCIPAL
 AMOUNT                                                                                        MATURITY  INTEREST
 (000)                                                                                          DATES      RATES         VALUE
-----------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES - 99.05%
ALABAMA - 0.57%
$   1,500   Montgomery Special Care Facilities Financing Authority Revenue Capital
             Appreciation Refunding Series B-2 (FSA Insured)                                   11/15/10     5.000%++ $    1,432,110
ALASKA - 1.66%
      970   Alaska Housing Finance Corp. AMT Mortgage Series A-2*                              12/01/10     5.650         1,012,263
      900   Alaska Student Loan Corp. Revenue Series A (AMBAC Insured)*                        07/01/06     5.350           918,972
    1,155   Alaska Student Loan Corp. Revenue Series A (AMBAC Insured)*                        07/01/09     5.550         1,238,934
    1,000   Northern Tobacco Securitization Corp. Alaska Tobacco Settlement Asset
             Backed Bonds                                                                      06/01/15     4.750         1,014,600
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          4,184,769
-----------------------------------------------------------------------------------------------------------------------------------
ARIZONA - 2.28%
    2,000   Maricopa County Pollution Control Revenue Refunding Edison Co. Series A
             (Mandatory Put 03/02/09 @ $100)                                                   06/01/35     2.900#        1,938,740
       35   Pima County Hospital Revenue St. Joseph Hospital Project (Escrowed to  Maturity)   01/01/09     7.500            37,651
    1,345   Pima County Industrial Development Authority Single-Family Mortgage Revenue
             Capital Appreciation Series B (FNMA/GNMA Collateralized)*                         09/01/25     4.550         1,351,792
    1,800   San Manuel Entertainment Series 04-C**                                             12/01/16     4.500         1,815,480
      570   Show Low Industrial Development Authority Revenue Navapache Regional Medical
             Center Series A (ACA Insured)                                                     12/01/06     5.125           584,564
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          5,728,227
-----------------------------------------------------------------------------------------------------------------------------------
ARKANSAS - 0.01%
       13   Springdale Residential Housing Mortgage Series A (FNMA Collateralized)             09/01/11     7.650            13,697
CALIFORNIA - 12.62%
       75   California Pollution Control Financing Kaiser Steel Corp. Project
             (Escrowed to Maturity)                                                            10/01/08     7.250            79,454
    1,465   California State                                                                   10/01/08     6.100         1,594,697
    2,000   California State                                                                   02/01/10     5.000         2,133,920
    1,000   California State                                                                   04/01/10     5.000         1,068,760
    2,000   California State                                                                   10/01/10     5.250         2,171,560
    1,000   California State                                                                   10/01/11     5.000         1,078,540
    1,000   California State                                                                   02/01/12     5.000         1,079,050
    2,000   California State                                                                   02/01/13     5.000         2,166,980
    1,000   California State Department Water Resources Power Supply Revenue Series A          05/01/10     5.500         1,088,690
    3,000   California State Economic Recovery Series A                                        07/01/08     5.000         3,162,300
    4,000   California State Economic Recovery Series B (Mandatory Put 07/01/08 @ $100)        07/01/23     3.500#        4,040,960
    3,000   California State Economic Recovery Series B (Mandatory Put 07/01/08 @ $100)        07/01/23     5.000         3,155,430
    1,000   California Statewide Communities Development Authority Revenue Kaiser
             Permanent Series D (Mandatory Put 03/01/07 @ $100)                                11/01/36     4.350         1,012,740
    1,000   California Statewide Communities Development Authority Revenue Kaiser
             Permanent Series E (Mandatory Put 04/01/10 @ $100)                                04/01/32     3.875         1,008,900
    1,000   California Statewide Communities Development Authority Revenue Kaiser
             Permanent Series H (Mandatory Put 05/01/08 @ $100)                                04/01/34     2.625#          981,090
    1,200   Golden State Tobacco Securitization Corp. Tobacco Settlement Revenue
             Enhanced Asset Backed Series A (AMBAC Insured)                                    06/01/20     5.000         1,258,176
    3,830   Golden State Tobacco Securitization Corp. Tobacco Settlement Revenue Series A-1    06/01/21     5.000         3,898,595
       70   Los Angeles Multi-Family Revenue Housing Earthquake Rehabilitation Project
             Series C (FNMA Collateralized)*                                                   07/01/07     5.150            72,204

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PORTFOLIO OF INVESTMENTS - JULY 31, 2005

PRINCIPAL
 AMOUNT                                                                                        MATURITY   INTEREST
 (000)                                                                                          DATES       RATES         VALUE
-----------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES - (CONTINUED)
CALIFORNIA - (CONCLUDED)
$     425   Sacramento Utility District Electric Revenue, White Rock Project
             (Escrowed to Maturity)                                                            03/01/10      6.750%  $      461,380
      195   Sacramento Utility District Electric Revenue, White Rock Project
             (Escrowed to Maturity)                                                            05/01/10      6.800          212,862
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         31,726,288
-----------------------------------------------------------------------------------------------------------------------------------
CONNECTICUT - 0.82%
    2,000   Stamford Housing Authority Multi-Family Revenue Refunding
             Fairfield Apartments Project (Mandatory Put 12/01/08 @ $100)*                     12/01/28      4.750#       2,052,020
DISTRICT OF COLUMBIA - 1.14%
      210   District of Columbia Housing Finance Authority Certificates of
             Participation (Asset Guaranty Insured)                                            06/01/08      4.850          210,242
      515   District of Columbia Series A (MBIA Insured) (Escrowed to Maturity)                06/01/08      5.250          546,286
      985   District of Columbia Unrefunded Balance 2001 Series A (MBIA Insured)               06/01/08      5.250        1,041,450
    1,000   Metropolitan Airport Authority System AMT Series A (MBIA Insured)*                 10/01/12      5.000        1,065,610
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          2,863,588
-----------------------------------------------------------------------------------------------------------------------------------
FLORIDA - 4.40%
      500   Escambia County Health Facilities Authority Revenue Ascension Health
             Credit Series A                                                                   11/15/11      5.250          543,370
    3,505   Hialeah Housing Authority Municipal Housing Revenue (Pre-refunded with
             U.S. Government Securities to 11/01/06 @ $103)                                    11/01/21      9.500        3,887,851
    2,625   Lakeland Electric & Water Revenue Refunding First Lien Series B (FSA
             Insured)                                                                          10/01/07      6.550        2,819,198
    1,915   Leon County Educational Facilities Authority Certificates of
             Participation (Escrowed to Maturity)                                              09/01/11      9.000        2,474,582
    1,260   North Miami Educational Facilities Revenue Johnston & Wales
             University Project Series A (XL Capital Insured)                                  04/01/09      5.000        1,335,688
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         11,060,689
-----------------------------------------------------------------------------------------------------------------------------------
GEORGIA - 1.88%
    2,000   Georgia State Series D                                                             10/01/10      6.000        2,255,240
    1,250   Henry County School District Series A                                              08/01/11      6.450        1,398,212
    1,000   Municipal Electric Authority Project One Subseries D (MBIA Insured)                01/01/10      5.000        1,069,820
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          4,723,272
-----------------------------------------------------------------------------------------------------------------------------------
HAWAII - 0.41%
    1,000   Hawaii State Department Budget & Finance Special Purpose Revenue
             Hawaiian Electric Co., Inc. Series A (MBIA Insured)*                              05/01/26      6.200        1,032,250
IDAHO - 0.55%
      885   Idaho Housing & Finance Association Single-Family Mortgage Series G-2,
             Class III*                                                                        07/01/19      5.950          925,763
      445   Idaho Housing & Finance Association Single-Family Mortgage Subseries D-3*          07/01/13      5.150          448,427
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          1,374,190
-----------------------------------------------------------------------------------------------------------------------------------
ILLINOIS - 9.57%
      200   Belleville St. Clair County (Escrowed to Maturity) (MGIC Insured)                  11/01/09      7.250          218,894
    1,000   Chicago O'Hare International Airport Revenue Passenger Facility
             Second Lien Series A (AMBAC Insured)*                                             01/01/10      5.500        1,074,040
    2,000   Chicago School Finance Authority Refunding Series A (FGIC Insured)                 06/01/09      6.250        2,178,840
    4,340   Cook County Community Consolidated School District Number 15 Palatine
             Capital Appreciation (FGIC Insured)                                               12/01/15      5.440^       2,784,197
    4,890   Cook County Community Consolidated School District Number 15 Palatine
             Capital Appreciation (FGIC Insured)                                               12/01/16      5.510^       2,981,971

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UBS PACE MUNICIPAL FIXED INCOME INVESTMENTS
PORTFOLIO OF INVESTMENTS - JULY 31, 2005

PRINCIPAL
 AMOUNT                                                                                        MATURITY   INTEREST
 (000)                                                                                          DATES       RATES         VALUE
-----------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES - (CONTINUED)
ILLINOIS - (CONCLUDED)
$   1,570   Hodgkins Environmental Improvement Revenue Metropolitan Biosolids Management
             Project*                                                                          11/01/05      5.500%  $    1,574,569
    1,000   Illinois Development Finance Authority Revenue DePaul University Series C          10/01/13      5.500        1,096,690
    1,625   Illinois Development Finance Authority Revenue Refunding Community Rehabilitation
             Providers Series A                                                                07/01/09      5.900        1,680,055
      660   Illinois Educational Facilities Authority Revenue Evangelical Series A (Escrowed
             to Maturity)                                                                      04/15/17      6.750          799,590
      700   Illinois Finance Authority Student Housing Revenue MJH Education Assistance IV
             Senior Series A                                                                   06/01/08      5.000          721,420
      810   Illinois Finance Authority Student Housing Revenue MJH Education Assistance IV
             Senior Series A                                                                   06/01/10      5.000          842,384
    5,990   Illinois Health Facilities Authority Revenue Advocate Network Health Care          11/15/10      6.000        6,640,454
      240   Illinois Health Facilities Authority Revenue Ravenswood Hospital Medical Center
             (Escrowed to Maturity)                                                            08/01/06      7.250          244,833
    1,000   Lake County Illinois Forest Preservation District                                  12/01/07      7.200^         928,590
      285   St. Clair County Certificates of Participation Series A (FSA Insured)              10/01/08      5.000          299,378
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         24,065,905
-----------------------------------------------------------------------------------------------------------------------------------
INDIANA - 4.32%
    1,000   Indiana Health Facility Financing Authority Revenue Ascension Health Series F      11/15/07      5.500        1,051,010
    5,000   Indiana Health Facility Financing Authority Revenue Ascension Health Subordinated
             Credit Series A                                                                   04/01/10      5.000        5,306,050
    1,345   Indiana Health Facility Financing Authority Revenue Health Systems Sisters of
             St. Francis                                                                       11/01/08      5.500        1,426,036
    1,500   Indianapolis Airport Authority Revenue Refunding Special Facilities Federal
             Express Corp. Project (Federal Express Co. Insured)*                              01/15/17      5.100        1,569,465
    1,410   Wayne Township Marion County School Building Corp. First Mortgage (FGIC Insured)   07/15/10      5.000        1,512,705
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         10,865,266
-----------------------------------------------------------------------------------------------------------------------------------
KANSAS - 0.41%
    1,000   Burlington Pollution Control Revenue Refunding Kansas Gas & Electric Co.
             Project B (Mandatory Put 06/01/06 @ $100) (MBIA Insured)                          06/01/31      2.650#         997,800
       25   Wichita Hospital Revenue St. Francis Hospital & Nursing Series A (Escrowed to
             Maturity)                                                                         10/01/07      6.750           25,982
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          1,023,782
-----------------------------------------------------------------------------------------------------------------------------------
LOUISIANA - 0.13%
      215   East Baton Rouge Parish Womans Hospital Foundation (Escrowed to Maturity)          10/01/08      7.200          229,061
       10   East Baton Rouge Single-Family Mortgage Series C (FNMA/GNMA Collateralized)        04/01/32      7.000           10,014
       80   Jefferson Parish Home Mortgage Authority Single-Family Housing Revenue
             Refunding Series D-1 (Mandatory Put 06/01/10 @ $100) (FNMA/GNMA Collateralized)*  06/01/10      5.600           80,840
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            319,915
-----------------------------------------------------------------------------------------------------------------------------------
MAINE - 0.09%
      225   Maine State Housing Authority Mortgage Purchase Series D-1                         11/15/16      5.050          226,163
MARYLAND - 0.40%
    1,000   Maryland State Community Development Administration Department
             Housing & Community Development AMT Single Family Program Third Series*           04/01/07      4.400        1,018,530
MASSACHUSETTS - 6.40%
    2,000   Massachusetts Bay Transportation Authority Sales Tax Revenue Series A              07/01/10      5.000        2,150,440
    3,100   Massachusetts State Consolidated Loan Series B (Pre-refunded with U.S.
             Government Securities to 03/01/12 @ $100) (FSA Insured)                           03/01/16      5.500        3,427,918
    2,500   Massachusetts State Consolidated Loan Series C (Pre-refunded with U.S.
             Government Securities to 10/01/10 @ $100)                                         10/01/19      5.750        2,775,125

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104
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UBS PACE MUNICIPAL FIXED INCOME INVESTMENTS
PORTFOLIO OF INVESTMENTS - JULY 31, 2005

PRINCIPAL
 AMOUNT                                                                                        MATURITY   INTEREST
 (000)                                                                                          DATES      RATES          VALUE
-----------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES - (CONTINUED)
MASSACHUSETTS - (CONCLUDED)
$   2,000   Massachusetts State Development Finance Agency Solid Waste Disposal Revenue
             Waste Management Income Project (XL Capital Insured)*                             06/01/14      5.450%  $    2,119,520
    5,000   Massachusetts State Refunding Series A                                             11/01/10      6.000        5,612,850
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         16,085,853
-----------------------------------------------------------------------------------------------------------------------------------
MICHIGAN - 0.73%
    1,000   Michigan State Strategic Fund Solid Waste Disposal Revenue Refunding Waste
             Management Income Project (Mandatory Put 12/01/05 @ $100)*                        12/01/12      4.200        1,001,900
      800   Michigan State Strategic Fund Waste Management Income Project (Mandatory Put
             08/01/07 @ $100)*                                                                 08/01/27      3.750#         794,368
       40   Michigan State Strategic Limited Obligation (Escrowed to Maturity)                 08/15/05      7.875           40,094
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          1,836,362
-----------------------------------------------------------------------------------------------------------------------------------
MINNESOTA - 0.02%
       13   Eden Prairie Multi-Family Housing (GNMA Collateralized)                            01/20/06      5.500           13,024
       40   Moorhead Residential Mortgage (Escrowed to Maturity) (FHA/VA Insured)              08/01/11      7.100           44,695
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                             57,719
-----------------------------------------------------------------------------------------------------------------------------------
MISSOURI - 1.30%
    1,375   St. Louis Airport Revenue Airport Development Program Series A (MBIA Insured)      07/01/09      5.500        1,493,305
    1,625   St. Louis Airport Revenue Airport Development Program Unrefunded Balance Series A
             (MBIA Insured)                                                                    07/01/09      5.500        1,759,826
        5   St. Louis County Single-Family Housing (AMBAC Insured)                             10/01/16      9.250            5,041
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          3,258,172
-----------------------------------------------------------------------------------------------------------------------------------
NEVADA - 0.78%
    2,000   Clark County Pollution Control Revenue Refunding Series C (Mandatory Put 03/02/09
             @ $100)*                                                                          06/01/31      3.250#       1,958,540
NEW JERSEY - 1.09%
    1,000   New Jersey Economic Development Authority Revenue School Facilities Construction
             Series I                                                                          09/01/14      5.000        1,080,530
    1,500   New Jersey State Transportation Trust Fund Transportation System Series A (MBIA
             Insured)                                                                          12/15/14      5.250        1,670,430
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          2,750,960
-----------------------------------------------------------------------------------------------------------------------------------
NEW MEXICO - 2.69%
    2,000   Farmington Pollution Control Revenue Refunding Series B (Mandatory Put
             04/10/10 @ $100) (FGIC Insured)                                                   04/01/29      3.550#       2,006,340
    2,000   New Mexico State Highway Commission Revenue Senior Subordinated Lien Tax
             Series A                                                                          06/15/10      5.250        2,166,160
    2,500   New Mexico State Severance Tax Refunding Series A (Partially Pre-refunded with
            U.S. Government Securities to 07/01/07 @ $100)                                     07/01/08      5.000        2,598,375
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          6,770,875
-----------------------------------------------------------------------------------------------------------------------------------
NEW YORK - 10.22%
    1,000   Nassau Health Care Corp. Health Systems Revenue (Pre-refunded with cash and
             U.S. Government Securities to 08/01/09 @ $102) (FSA Insured)                      08/01/11      6.000        1,127,470
    1,000   New York City Municipal Water Finance Authority Water & Sewer Systems Revenue
             Series D                                                                          06/15/10      5.500        1,095,170
    1,000   New York City Refunding Series B                                                   08/01/11      5.500        1,098,110
      385   New York City Series A                                                             11/01/08      5.250          411,734
      750   New York City Series C                                                             08/01/09      5.250          802,508
    3,000   New York City Series C                                                             08/01/11      5.250        3,257,610

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UBS PACE MUNICIPAL FIXED INCOME INVESTMENTS
PORTFOLIO OF INVESTMENTS - JULY 31, 2005

PRINCIPAL
 AMOUNT                                                                                        MATURITY   INTEREST
 (000)                                                                                          DATES      RATES          VALUE
-----------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES - (CONTINUED)
NEW YORK - (CONCLUDED)
$     865   New York City Series E (Pre-refunded with U.S. Government Securities to 08/01/06
             @ $101.50)                                                                        08/01/16      6.000%  $      905,819
    3,045   New York City Series H                                                             08/01/10      5.000        3,252,334
    1,500   New York City Series J                                                             06/01/11      5.250        1,626,510
    2,000   New York City Transitional Finance Authority Revenue Future Tax Secured Series A   11/01/26      5.500#       2,201,620
    1,615   New York City Unrefunded Balance Series A                                          11/01/08      5.250        1,717,019
      135   New York City Unrefunded Balance Series E                                          08/01/16      6.000          140,769
    1,500   New York State Dorm Authority Lease Revenue, Series B (Mandatory Put 07/01/13
             @ $100) (XL Capital Insured)                                                      07/01/32      5.250#       1,657,260
    2,000   New York State Dorm Authority Revenue Series B (Mandatory Put 05/15/12 @ $100)     11/15/23      5.250        2,175,600
    3,000   New York State Housing Finance Agency Service Contract Revenue Refunding Series K  03/15/08      5.000        3,139,110
    1,000   New York State Urban Development Corp. Correctional & Youth Facilities Service
             Series A (Mandatory Put 01/01/11 @ $100)                                          01/01/17      5.500        1,087,670
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         25,696,313
-----------------------------------------------------------------------------------------------------------------------------------
NORTH CAROLINA - 1.14%
    2,650   North Carolina Municipal Power Agency No. 1 Catawba Electric Revenue Series A
             (MBIA Insured)                                                                    01/01/09      5.750        2,866,426
OHIO - 1.97%
    1,145   Butler County Transportation Improvement District Series A (FSA Insured)           04/01/11      6.000        1,247,157
    2,265   Cleveland Waterworks Revenue Refunding First Mortgage Series G (MBIA Insured)      01/01/13      5.500        2,489,756
    1,210   Ohio Housing Finance Agency Mortgage Revenue Residential Series B-2 (GNMA
             Collateralized)*                                                                  09/01/18      5.350        1,211,379
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          4,948,292
-----------------------------------------------------------------------------------------------------------------------------------
PENNSYLVANIA - 2.85%
      800   Allegheny County Sanitation Authority Sewer Revenue (Pre-refunded with U.S.
             Government Securities and a Repurchase Agreement to 12/01/10 @ $101) (MBIA
             Insured)                                                                          12/01/15      5.750          896,472
       25   Chester County Hospital Authority Revenue (Escrowed to Maturity)                   07/01/09      7.500           27,237
       50   Lancaster Sewer Authority (Escrowed to Maturity)                                   04/01/12      6.000           54,285
    2,000   Pennsylvania Economic Development Financing Authority Resource Recovery Revenue
             Refunding Colver Project Series F (AMBAC Insured)*                                12/01/12      5.000        2,144,020
    3,000   Pennsylvania State Higher Educational Facilities Authority Revenue Waynesburg
             Series J-4 (Mandatory Put 05/01/09 @ $100) (PNC Bank N.A. Insured)                05/01/32     3.300#        2,987,310
    1,000   Philadelphia Airport Revenue Series A (MBIA Insured)*                              06/15/10      5.000        1,062,260
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          7,171,584
-----------------------------------------------------------------------------------------------------------------------------------
PUERTO RICO - 5.05%
    1,000   Puerto Rico Commonwealth Refunding Series A (Mandatory Put 07/01/12 @ $100)        07/01/30      5.000#       1,060,530
    2,000   Puerto Rico Commonwealth Refunding Series C (Mandatory Put 07/01/08 @ $100)        07/01/13      6.000        2,142,860
    1,000   Puerto Rico Commonwealth Refunding Series C (Mandatory Put 07/01/08 @ $100)        07/01/18      5.000#       1,043,840
    1,000   Puerto Rico Electric Power Authority Revenue Series QQ (XL Capital Insured)        07/01/17      5.500        1,147,240
    3,000   Puerto Rico Public Buildings Authority Revenue Guaranteed Refunding Government
             Facilities Series J (Mandatory Put 07/01/12 @ $100) (Commonwealth GTD)            07/01/28      5.000#       3,181,590
    3,750   Puerto Rico Public Finance Corp. Refunding Commonwealth Appropriations Series A
             (Mandatory Put 02/01/12 @ $100) (Government Development Bank For Puerto Rico
             Insured)                                                                          08/01/27      5.750#       4,117,012
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         12,693,072
-----------------------------------------------------------------------------------------------------------------------------------
SOUTH CAROLINA - 3.04%
    2,000   Richland County Environmental Improvement Revenue Refunding International Paper
             Co. Projects Series A                                                             10/01/07      4.250        2,032,420

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UBS PACE MUNICIPAL FIXED INCOME INVESTMENTS
PORTFOLIO OF INVESTMENTS - JULY 31, 2005

PRINCIPAL
 AMOUNT                                                                                        MATURITY   INTEREST
 (000)                                                                                          DATES      RATES          VALUE
-----------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES - (CONTINUED)
SOUTH CAROLINA - (CONCLUDED)
$   5,070   South Carolina Transportation Infrastructure Bank Revenue Series A (MBIA Insured)  10/01/09      6.000%  $    5,611,729
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          7,644,149
-----------------------------------------------------------------------------------------------------------------------------------
SOUTH DAKOTA - 1.35%
    3,030   South Dakota Health & Educational Facilities Authority Revenue Refunding Prairie
             Lakes Healthcare (ACA/CBI Insured)                                                04/01/13      5.450        3,169,410
      205   South Dakota State Health & Educational Revenue St. Lukes Hospital Project
             (Escrowed to Maturity)                                                            10/01/07      6.800          213,067
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          3,382,477
-----------------------------------------------------------------------------------------------------------------------------------
TENNESSEE - 4.77%
    2,000   Metropolitan Government Nashville & Davidson County Health & Educational
             Facilities Board Revenue Vanderbilt University Series B-2 (Mandatory Put
             04/01/09 @ $100)                                                                  10/01/44      5.000#       2,118,720
            (MBIA Insured)
    8,300   Metropolitan Government Nashville & Davidson County Water Sewer Revenue Cab
             Converter Refunding (Mandatory Put 01/01/09 @ $100) (FGIC/TCRs)                   01/01/12      7.700        9,871,854
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         11,990,574
-----------------------------------------------------------------------------------------------------------------------------------
TEXAS - 8.76%
    3,400   Austin Texas Utility Systems Revenue Refunding (AMBAC Insured)                     11/15/09      6.750        3,854,954
    1,000   Canutillo Independent School District Refunding (PSF-GTD)                          08/15/10      5.000        1,074,200
    1,000   Dallas Texas Refunding Series A                                                    02/15/10      5.000        1,070,440
    2,700   El Paso Texas Independent School District Refunding (PSF-GTD)                      08/15/09      5.375        2,913,111
    2,480   Fort Bend Independent School District (PSF-GTD)                                    08/15/07      7.000        2,672,944
    5,000   Harris County Refunding Tax & Subordinated Lien Series B (Mandatory Put 08/15/12
             @ $100) (FSA Insured)                                                             08/15/32      5.000        5,366,100
    1,500   Harris County Refunding Toll Road B-2 (Mandatory Put 08/15/09 @ $100) (FGIC
             Insured)                                                                          08/15/21      5.000#       1,599,480
      170   Houston Texas Airport Systems Revenue (Escrowed to Maturity)                       07/01/10      7.600          191,529
    2,000   Katy Independent School District School Building Series A (PSF-GTD)                02/15/14      5.000        2,158,160
    1,020   Lamar Consolidated Independent School District Refunding Schoolhouse (PSF-GTD)     02/15/11      5.000        1,097,703
       25   Texas Municipal Power Agency Revenue (Escrowed to Maturity) (MBIA Insured)         09/01/13      6.100^          18,166
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         22,016,787
-----------------------------------------------------------------------------------------------------------------------------------
UTAH - 0.58%
        5   Utah State Housing Finance Agency Single-Family Mortgage Senior Issue Series D-2
               (FHA/VA Insured)*                                                               01/01/11      6.450            5,036
    1,380   Utah State Housing Finance Agency Single-Family Mortgage Series G-3, Class III*    07/01/15      5.700        1,423,070
       25   Utah State Housing Finance Agency Single-Family Mortgage Subseries A-1 (AMBAC
             Insured)                                                                          07/01/08      5.900           25,705
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          1,453,811
-----------------------------------------------------------------------------------------------------------------------------------
VIRGINIA - 0.89%
    2,000   Fairfax County Economic Development Authority Resource Recovery Revenue Refunding
             Series A (AMBAC Insured)*                                                         02/01/11      6.100        2,228,160
WASHINGTON - 3.24%
    6,000   Washington State Public Power Supply Systems Nuclear Project Number 1 Revenue
             Refunding Series A (AMBAC Insured)                                                07/01/08      6.000        6,475,380
       20   Washington State Series 93-A (Pre-refunded with U.S. Government Securities
             to 10/01/08 @ $100)                                                               10/01/12      5.750           22,360
    1,480   Washington State Unrefunded Balance Series 93-A (FSA Insured)                      10/01/12      5.750        1,633,861
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          8,131,601
-----------------------------------------------------------------------------------------------------------------------------------

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                                                                             107
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UBS PACE MUNICIPAL FIXED INCOME INVESTMENTS
PORTFOLIO OF INVESTMENTS - JULY 31, 2005

PRINCIPAL
 AMOUNT                                                                                        MATURITY   INTEREST
 (000)                                                                                          DATES      RATES          VALUE
-----------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES - (CONCLUDED)
WISCONSIN - 0.92%
$   2,150   Badger Tobacco Asset Securitization Corp.                                          06/01/10      5.500%  $    2,310,347
-----------------------------------------------------------------------------------------------------------------------------------
Total Municipal Bonds and Notes (cost - $245,777,625)                                                                   248,962,735
-----------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM MUNICIPAL NOTES~ - 0.32%
IDAHO - 0.16%
      400   Idaho Health Facilities Authority Revenue St. Luke's Medical Center (FSA Insured)  08/01/05      2.240          400,000
ILLINOIS - 0.04%
      100   Illinois Health Facilities Authority Revenue University Chicago Hospitals (MBIA
             Insured)                                                                          08/01/05      2.330          100,000
NORTH CAROLINA - 0.12%
      300   University of North Carolina Hospital Chapel Hill Revenue Series A (Landesbank
             Hessen-Thuringen Insured)                                                         08/01/05      2.240          300,000
-----------------------------------------------------------------------------------------------------------------------------------
Total Short-Term Municipal Notes (cost - $800,000)                                                                          800,000
-----------------------------------------------------------------------------------------------------------------------------------

NUMBER OF
 SHARES
 (000)
-----------------------------------------------------------------------------------------------------------------------------------
TAX-FREE MONEY MARKET FUND+ - 0.03%
       74   Seven Seas Tax Free Money Market Fund (cost - $74,327)                                           1.830           74,327
-----------------------------------------------------------------------------------------------------------------------------------
Total Investments (cost - $246,651,952) - 99.40%                                                                        249,837,062
Other assets in excess of liabilities - 0.60%                                                                             1,498,512
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets - 100.00%                                                                                                 $  251,335,574
-----------------------------------------------------------------------------------------------------------------------------------

^      Zero coupon bond; interest rate represents annualized yield at date of purchase.
# Floating rate securities. The interest rates shown are the current rates as of July 31, 2005.
*      Security subject to Alternative Minimum Tax.
** Security exempt from registration under Rule 144A of the Securities Act of 1933. This security, which represents 0.72% of net assets as of
       July 31, 2005, is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
+      Interest rate shown reflects yield at July 31, 2005.
++     Step-up bond that converts to the noted fixed rate at a designated future date.
~ Variable rate demand notes are payable on demand. The maturity dates shown are the next interest rate reset dates. The interest rates shown are the current rates as of July 31, 2005.
ACA    American Capital Access.
AMBAC  American Municipal Bond Assurance Corporation.
AMT    Alternative Minimum Tax.
CBI    Certificates of Bond Insurance.
FGIC   Federal Guaranty Insurance Corporation.
FHA    Federal Housing Authority.
FNMA   Federal National Mortgage Association.
FSA    Financial Security Assurance.
GNMA   Government National Mortgage Association.
GTD    Guaranteed.
MBIA   Municipal Bond Investors Assurance.
MGIC   Mortgage Guarantee Insurance Corporation.
PSF    Permanent School Fund.
TCRs   Transferable Custodial Receipts.
VA     Veterans Association.

                 See accompanying notes to financial statements

--------------------------------------------------------------------------------
108
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UBS PACE GLOBAL FIXED INCOME INVESTMENTS
PORTFOLIO OF INVESTMENTS - JULY 31, 2005

   PRINCIPAL
    AMOUNT                                                              MATURITY          INTEREST
     (000)*                                                              DATES             RATES          VALUE
-------------------------------------------------------------------------------------------------------------------
LONG-TERM GLOBAL DEBT SECURITIES - 103.37%
AUSTRALIA - 5.95%
EUR          450   Australia & New Zealand Banking Group Ltd.           02/05/15              4.450%   $    581,393
           1,350   Government of Australia                              11/15/06              6.750       1,045,812
          14,900   Government of Australia                              05/15/13              6.500      12,312,115
           7,510   Government of Australia                              04/15/15              6.250       6,190,961
           7,760   New South Wales Treasury Corp.                       08/01/14              5.500       5,956,254
-------------------------------------------------------------------------------------------------------------------
                                                                                                         26,086,535
-------------------------------------------------------------------------------------------------------------------

AUSTRIA - 6.89%
           9,910   Republic of Austria                                  07/15/09              4.000      12,687,075
          13,770   Republic of Austria                                  10/20/13              3.800      17,533,760
-------------------------------------------------------------------------------------------------------------------
                                                                                                         30,220,835
-------------------------------------------------------------------------------------------------------------------

BELGIUM - 1.44%
             250   Kingdom of Belgium                                   03/28/15              8.000         422,664
           3,830   Kingdom of Belgium                                   03/28/28              5.500       5,895,542
-------------------------------------------------------------------------------------------------------------------
                                                                                                          6,318,206
-------------------------------------------------------------------------------------------------------------------

CANADA - 1.81%
           7,870   Government of Canada                                 06/01/33              5.750       7,953,775
-------------------------------------------------------------------------------------------------------------------

CAYMAN ISLAND - 0.53%
USD        1,520   Hutchison Whamp International Ltd. (1)               11/24/10              5.450       1,551,710
EUR          590   Mizuho Finance                                       04/15/14              4.750+        756,501
-------------------------------------------------------------------------------------------------------------------
                                                                                                          2,308,211
-------------------------------------------------------------------------------------------------------------------

CHANNEL ISLANDS - 0.18%
EUR          550   Credit Suisse Group Finance                          06/07/13              6.375         804,338
-------------------------------------------------------------------------------------------------------------------

DENMARK - 3.79%
EUR          920   Danske Bank A/S                                      11/12/12              5.125+      1,216,487
               1   Kingdom of Denmark                                   11/15/07              7.000              90
               1   Kingdom of Denmark                                   11/15/09              6.000              93
           3,110   Kingdom of Denmark                                   11/15/11              6.000         598,566
          51,620   Kingdom of Denmark                                   11/15/13              5.000       9,599,347
          30,050   Kingdom of Denmark                                   11/15/15              4.000       5,212,424
-------------------------------------------------------------------------------------------------------------------
                                                                                                         16,627,007
-------------------------------------------------------------------------------------------------------------------

FINLAND - 2.27%
           3,000   Government of Finland                                07/04/06              2.750       3,663,746
           4,500   Government of Finland                                02/23/11              5.750       6,296,536
-------------------------------------------------------------------------------------------------------------------
                                                                                                          9,960,282
-------------------------------------------------------------------------------------------------------------------

FRANCE - 12.60%
           1,500   BNP Paribas                                          01/23/14              5.250+      1,969,429
             950   France Telecom                                       01/28/13              7.250       1,433,859
          11,380   Republic of France                                   04/25/09              4.000      14,554,914
          11,720   Republic of France                                   04/25/10              5.500      16,028,507
           5,000   Republic of France                                   04/25/19              4.250       6,579,823
           3,068   Republic of France                                   07/25/32              3.150       5,041,668
           1,770   Republic of France                                   10/25/32              5.750       2,875,329

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UBS PACE GLOBAL FIXED INCOME INVESTMENTS
PORTFOLIO OF INVESTMENTS - JULY 31, 2005

   PRINCIPAL
    AMOUNT                                                              MATURITY          INTEREST
     (000)*                                                              DATES             RATES          VALUE
-------------------------------------------------------------------------------------------------------------------
LONG-TERM GLOBAL DEBT SECURITIES - (CONTINUED)
FRANCE - (CONCLUDED)
           3,750   Republic of France                                   04/25/55              4.000%   $  4,763,556
           1,600   Societe Generale                                     01/29/49              4.196+      1,979,562
-------------------------------------------------------------------------------------------------------------------
                                                                                                         55,226,647
-------------------------------------------------------------------------------------------------------------------

GERMANY - 5.53%
             230   Allianz AG                                           01/15/14              5.500+        306,156
           6,660   Federal Republic of Germany                          02/17/06              5.000       8,212,163
             974   Federal Republic of Germany                          08/18/06              4.500       1,211,181
             900   Federal Republic of Germany                          02/15/08              4.250       1,145,151
           1,940   Federal Republic of Germany                          07/04/08              4.125       2,470,713
           1,600   Federal Republic of Germany                          01/04/09              3.750       2,026,144
             640   Federal Republic of Germany                          07/04/10              5.250         868,699
           2,160   Federal Republic of Germany                          01/04/11              5.250       2,950,722
           1,000   Federal Republic of Germany                          01/04/14              4.250       1,314,949
             775   Federal Republic of Germany                          07/04/14              4.250       1,019,038
           1,727   Federal Republic of Germany                          01/04/31              5.500       2,704,315
-------------------------------------------------------------------------------------------------------------------
                                                                                                         24,229,231
-------------------------------------------------------------------------------------------------------------------

ICELAND - 1.40%
          60,000   Housing Finance Fund Series 2                        04/15/34              3.750         938,991
         331,700   Housing Finance Fund Series 3                        06/15/44              3.750       5,209,789
-------------------------------------------------------------------------------------------------------------------
                                                                                                          6,148,780
-------------------------------------------------------------------------------------------------------------------

IRELAND - 0.98%
GBP          542   European Loan Conduit                                11/01/07              5.340+        954,423
           2,500   GE Capital Euro Funding                              10/29/13              4.625       3,317,187
-------------------------------------------------------------------------------------------------------------------
                                                                                                          4,271,610
-------------------------------------------------------------------------------------------------------------------

ITALY - 1.04%
           1,200   Edison SpA                                           12/10/10              5.125       1,592,108
             580   Sanpaolo IMI SpA                                     04/06/10              6.375         809,154
             600   Telecom Italia SpA                                   01/28/11              4.500         767,433
           1,000   UniCredito Italiano SpA                              02/28/12              6.100       1,407,014
-------------------------------------------------------------------------------------------------------------------
                                                                                                          4,575,709
-------------------------------------------------------------------------------------------------------------------

JAPAN - 10.01%
          77,000   Development Bank of Japan (2)                        09/20/22              1.700         673,830
       1,073,000   Government of Japan                                  06/20/06              0.400       9,603,951
         905,800   Government of Japan                                  09/20/06              0.500       8,122,698
       1,202,400   Government of Japan                                  06/20/08              1.800      11,215,567
         110,100   Government of Japan                                  12/21/20              2.500       1,092,681
         549,000   Government of Japan                                  09/20/24              2.100       5,011,447
         310,000   Japan Finance Corp. for Municipal Entities           02/21/12              1.550       2,900,308
         570,000   Japan Government Bond                                06/20/11              1.200       5,242,851
-------------------------------------------------------------------------------------------------------------------
                                                                                                         43,863,333
-------------------------------------------------------------------------------------------------------------------

KOREA - 0.11%
USD          500   Industrial Bank of Korea (1)                         05/19/14              4.000+        480,777
-------------------------------------------------------------------------------------------------------------------

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UBS PACE GLOBAL FIXED INCOME INVESTMENTS
PORTFOLIO OF INVESTMENTS - JULY 31, 2005

   PRINCIPAL
    AMOUNT                                                              MATURITY          INTEREST
     (000)*                                                              DATES             RATES          VALUE
-------------------------------------------------------------------------------------------------------------------
LONG-TERM GLOBAL DEBT SECURITIES - (CONTINUED)
LUXEMBOURG - 0.16%
             230   Sogerim SA                                           04/20/06              6.125%   $    287,052
USD          430   Telecom Italia Capital (1)                           01/15/10              4.000         414,918
-------------------------------------------------------------------------------------------------------------------
                                                                                                            701,970
-------------------------------------------------------------------------------------------------------------------

MALAYSIA - 0.23%
EUR          200   Petronas Capital Ltd.                                05/22/09              6.375         273,442
USD          300   Petronas Capital Ltd.                                05/22/22              7.875         378,056
USD          300   Republic of Malaysia                                 07/15/11              7.500         341,882
-------------------------------------------------------------------------------------------------------------------
                                                                                                            993,380
-------------------------------------------------------------------------------------------------------------------

MEXICO - 2.48%
USD        2,000   Telefonos De Mexico SA (1)                           01/27/10              4.750       1,973,026
USD          500   United Mexican States                                02/17/09             10.375         588,000
          27,100   United Mexican States                                12/22/11              9.000       2,513,405
          12,700   United Mexican States                                12/19/13              8.000       1,098,634
          20,500   United Mexican States                                12/18/14              9.500       1,937,606
USD          500   United Mexican States                                03/03/15              6.625         540,500
          22,700   United Mexican States                                12/05/24             10.000       2,198,599
-------------------------------------------------------------------------------------------------------------------
                                                                                                         10,849,770
-------------------------------------------------------------------------------------------------------------------

NETHERLANDS - 5.43%
           1,200   BMW Finance NV                                       08/06/18              5.000       1,614,806
             420   EADS Finance BV                                      03/03/10              4.625         546,032
               1   Government of the Netherlands                        07/15/08              5.250           1,904
           8,840   Government of the Netherlands                        01/15/10              3.000      10,906,091
           3,830   Government of the Netherlands                        07/15/12              5.000       5,238,552
           2,020   Government of the Netherlands                        01/15/23              7.500       3,687,764
               1   Government of the Netherlands                        01/15/28              5.500             771
             330   Munich Re Finance BV                                 06/21/23              6.750+        474,709
           1,000   Repsol International Finance BV                      07/22/13              5.000       1,324,773
-------------------------------------------------------------------------------------------------------------------
                                                                                                         23,795,402
-------------------------------------------------------------------------------------------------------------------

NEW ZEALAND - 0.61%
           2,910   Government of New Zealand                            02/15/16              4.500       2,652,888
-------------------------------------------------------------------------------------------------------------------

NORWAY - 2.90%
          35,260   Government of Norway                                 05/15/13              6.500       6,559,790
          35,800   Government of Norway                                 05/15/15              5.000       6,148,386
-------------------------------------------------------------------------------------------------------------------
                                                                                                         12,708,176
-------------------------------------------------------------------------------------------------------------------

PERU - 0.25%
USD          550   Republic of Peru                                     05/03/16              8.375         621,500
USD          495   Republic of Peru                                     03/07/17              5.000+        472,725
-------------------------------------------------------------------------------------------------------------------
                                                                                                          1,094,225
-------------------------------------------------------------------------------------------------------------------

RUSSIA - 1.13%
USD        1,500   Russian Federation                                   05/14/08              3.000       1,410,600
USD        3,200   Russian Federation                                   03/31/30              5.000+      3,548,160
-------------------------------------------------------------------------------------------------------------------
                                                                                                          4,958,760
-------------------------------------------------------------------------------------------------------------------

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                                                                             111
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UBS PACE GLOBAL FIXED INCOME INVESTMENTS
PORTFOLIO OF INVESTMENTS - JULY 31, 2005

   PRINCIPAL
    AMOUNT                                                              MATURITY          INTEREST
     (000)*                                                              DATES             RATES          VALUE
-------------------------------------------------------------------------------------------------------------------
LONG-TERM GLOBAL DEBT SECURITIES - (CONTINUED)
SOUTH KOREA - 0.62%
         700,000   Republic of South Korea                              04/10/07              7.170%   $    715,712
       2,000,000   Republic of South Korea                              07/10/07              6.150       2,018,673
-------------------------------------------------------------------------------------------------------------------
                                                                                                          2,734,385
-------------------------------------------------------------------------------------------------------------------

SWEDEN - 0.96%
           7,100   Kingdom of Sweden                                    05/05/14              6.750       1,179,093
           6,367   Kingdom of Sweden                                    12/01/28              3.500       1,230,029
EUR          650   Nordbanken AB                                        12/13/10              6.000+        799,818
EUR          800   Nordea Bank AB                                       09/30/16              4.000+      1,016,368
-------------------------------------------------------------------------------------------------------------------
                                                                                                          4,225,308
-------------------------------------------------------------------------------------------------------------------

UNITED KINGDOM - 3.66%
EUR          550   Barclays Bank PLC                                    03/08/11              5.750         758,275
EUR          800   Barclays Bank PLC                                    03/04/19              4.500+      1,040,380
EUR        1,230   BAT International Finance PLC                        02/25/09              4.875       1,584,543
EUR          250   Hilton Group Finance PLC                             07/17/09              6.500         341,242
EUR          600   HSBC Bank PLC                                        03/18/16              4.250         769,880
EUR          310   Imperial Tobacco Finance                             06/06/07              6.250         401,516
             370   Mitchells & Butlers Finance                          09/15/30              6.469         729,072
USD          370   Pearson Dollar Finance PLC (1)                       06/01/09              4.700         366,456
EUR          180   RBS Capital Trust I                                  06/30/12              6.467+        257,653
EUR        1,100   Rolls-Royce Group PLC Euro MTN                       03/16/11              4.500       1,417,450
             450   Spirit Issuer PLC, Series A4                         12/28/18              6.582         857,712
               5   United Kingdom Treasury Bonds                        12/07/09              5.750           9,336
           1,210   United Kingdom Treasury Bonds                        06/07/10              4.750       2,179,135
           3,050   United Kingdom Treasury Bonds                        03/07/36              4.250       5,315,156
-------------------------------------------------------------------------------------------------------------------
                                                                                                         16,027,806
-------------------------------------------------------------------------------------------------------------------

UNITED STATES - 30.41%
           1,800   American Honda Finance Corp. (1)                     05/26/09              4.500       1,792,667
             180   BAE Systems Holdings, Inc. (1)                       08/15/10              4.750         178,556
           4,000   Bank of America Corp.                                08/02/10              3.760+      3,997,628
             544   Bank of America Mortgage Securities, Series
                     2003-10, Class 1A6                                 01/25/34              3.910+        545,366
GBP          550   Capital One Multi-Asset                              06/17/14              6.625       1,055,726
             593   Citifinancial Mortgage Securities, Inc. Series       10/25/33              3.760+        594,103
                     2003-4, Class AV1
           1,626   Core Investment Grade Trust                          11/30/07              4.727       1,622,613
             669   Countrywide Alternative Loan Trust Series            09/25/34              3.910+        670,278
                     2004-18CB, Class 2A5
             235   Countrywide Alternative Loan Trust Series            03/25/34              3.860+        234,434
                     2004-2CB, Class 1A4
             495   Countrywide Alternative Loan Trust Series            07/25/35              3.760+        491,736
                     2005-26CB, Class A7
              95   Credit Suisse First Boston Mortgage Securities       01/25/33              4.060+         95,074
                     Corp. Series 2003-1, Class 2A4
             226   Credit Suisse First Boston Mortgage Securities       08/15/18              3.588+        226,019
                     Corp. Series 2005-CNDA, Class A1 (1)
             410   Dominion Resources, Inc.                             12/15/10              4.750         407,182
             814   Federal Home Loan Mortgage Corp. Certificates        08/01/18              5.000         816,756
             130   Federal Home Loan Mortgage Corp. Certificates        04/01/32              7.000         136,794
             487   Federal Home Loan Mortgage Corp. Certificates        05/01/33              6.000         496,986

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112
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UBS PACE GLOBAL FIXED INCOME INVESTMENTS
PORTFOLIO OF INVESTMENTS - JULY 31, 2005

   PRINCIPAL
    AMOUNT                                                              MATURITY          INTEREST
     (000)*                                                              DATES             RATES          VALUE
-------------------------------------------------------------------------------------------------------------------
LONG-TERM GLOBAL DEBT SECURITIES - (CONTINUED)
UNITED STATES - (CONTINUED)
             817   Federal Home Loan Mortgage Corp. Certificates        08/01/33              5.500%   $    821,644
              21   Federal Home Loan Mortgage Corp. Certificates        09/01/33              6.500          21,616
             345   Federal Home Loan Mortgage Corp. Certificates        10/01/33              6.000         352,155
              32   Federal Home Loan Mortgage Corp. Certificates        11/01/33              6.500          32,694
             375   Federal Home Loan Mortgage Corp. Certificates        04/01/35              6.000         382,721
              41   Federal Home Loan Mortgage Corp. Certificates,       10/15/22              3.938+         40,846
                     Series 1630, Class FC
             474   Federal Home Loan Mortgage Corp. Certificates,       03/15/23              6.500         478,177
                     Series 1633, Class PL
              26   Federal Home Loan Mortgage Corp. Certificates,       02/15/24              4.338+         26,760
                     Series 1686, Class FA
             312   Federal Home Loan Mortgage Corp. Certificates,       05/15/29              3.738+        312,901
                     Series 2157, Class F
             230   Federal Home Loan Mortgage Corp. Certificates,       06/15/29              3.888+        231,479
                     Series 2326, Class FC
              73   Federal Home Loan Mortgage Corp. Certificates,       07/15/31              3.888+         73,391
                     Series 2334, Class FA
             451   Federal Home Loan Mortgage Corp. Certificates,       10/15/31              3.888+        452,877
                     Series 2372, Class F
             715   Federal Home Loan Mortgage Corp. Certificates,       05/15/29              3.988+        720,689
                     Series 2385, Class FB
           1,116   Federal Home Loan Mortgage Corp. Certificates,       01/15/29              3.988+      1,128,188
                     Series 2388, Class FB
             546   Federal Home Loan Mortgage Corp. Certificates,       05/15/30              6.000         551,084
                     Series 2389, Class EH
             304   Federal Home Loan Mortgage Corp. Certificates,       12/15/31              4.098+        306,532
                     Series 2394, Class FX
              93   Federal Home Loan Mortgage Corp. Certificates,       12/15/31              3.838+         93,875
                     Series 2396, Class FM
           2,616   Federal Home Loan Mortgage Corp. Certificates,       02/15/13              4.500       2,618,616
                     Series 2562, Class PC
             534   Federal Home Loan Mortgage Corp. Certificates,       03/17/33              3.609+        534,126
                     Series 2589, Class F
             310   Federal Home Loan Mortgage Corp. Certificates,       04/15/33              3.688+        310,403
                     Series 2603, Class F
              34   Federal National Mortgage Association Certificates   10/01/28              6.500          35,212
             143   Federal National Mortgage Association Certificates   02/01/31              7.500         152,080
             171   Federal National Mortgage Association Certificates   06/01/33              4.500         164,097
           2,426   Federal National Mortgage Association Certificates   09/01/33              6.000       2,478,898
             265   Federal National Mortgage Association Certificates   10/01/33              4.500         254,538
              64   Federal National Mortgage Association Certificates   11/01/33              6.500          65,919
             872   Federal National Mortgage Association Certificates   12/01/33              5.500         876,763
           5,038   Federal National Mortgage Association Certificates   04/01/34              5.500       5,066,768
             500   Federal National Mortgage Association Certificates   07/01/35              4.857         497,724
                     ARM
           2,000   Federal National Mortgage Association Certificates        TBA              4.500       1,966,876
                     TBA
          10,000   Federal National Mortgage Association Certificates        TBA              5.000       9,831,250
                     TBA
          13,000   Federal National Mortgage Association Certificates        TBA              5.500      13,040,625
                     TBA
           2,000   Federal National Mortgage Association Certificates        TBA              6.000       2,043,124
                     TBA
           2,000   Federal National Mortgage Association Certificates        TBA              6.500       2,068,750
                     TBA
             588   Federal National Mortgage Association REMIC, Trust   04/25/24              4.844+        607,859
                     Series 1994-61, Class FG
             154   Federal National Mortgage Association REMIC, Trust   05/18/27              3.906+        154,973
                     Series 1997-68, Class FC
             724   Federal National Mortgage Association REMIC, Trust   09/18/31              3.809+        728,010
                     Series 2001-46, Class F
             232   Federal National Mortgage Association REMIC, Trust   10/18/16              3.659+        233,325
                     Series 2001-61, Class FM
             369   Federal National Mortgage Association REMIC, Trust   04/25/32              4.014+        373,634
                     Series 2002-23, Class F
             366   Federal National Mortgage Association REMIC, Trust   08/25/32              4.314+        371,884
                     Series 2002-60, Class FH
             107   Federal National Mortgage Association REMIC, Trust   09/25/32              4.314+        109,430
                     Series 2002-66, Class FG
             776   Federal National Mortgage Association REMIC, Trust   03/25/18              3.764+        781,705
                     Series 2003-16, Class NF
           1,308   Federal National Mortgage Association REMIC, Trust   08/25/17              3.714+      1,310,714
                     Series 2003-67, Class TF

--------------------------------------------------------------------------------
                                                                             113
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UBS PACE GLOBAL FIXED INCOME INVESTMENTS
PORTFOLIO OF INVESTMENTS - JULY 31, 2005

   PRINCIPAL
    AMOUNT                                                              MATURITY          INTEREST
     (000)*                                                              DATES             RATES          VALUE
-------------------------------------------------------------------------------------------------------------------
LONG-TERM GLOBAL DEBT SECURITIES - (CONCLUDED)
UNITED STATES - (CONCLUDED)
             704   Federal National Mortgage Association REMIC, Trust   11/25/32              3.664%+  $    707,061
                     Series 2004-21, Class FL
             691   Federal National Mortgage Association REMIC, Trust   08/25/23              4.244+        704,672
                     Series G93-27, Class FC
           1,040   Goldman Sachs Group, Inc.                            06/15/10              4.500       1,026,562
              94   Government National Mortgage Association             06/15/31              7.500          99,946
                     Certificates
              42   Government National Mortgage Association             07/15/31              7.500          44,846
                     Certificates
             211   Government National Mortgage Association             09/15/31              7.000         222,376
                     Certificates
             279   Government National Mortgage Association             10/15/31              7.000         295,250
                     Certificates
           1,027   Government National Mortgage Association             08/15/32              6.500       1,073,394
                     Certificates
             320   Government National Mortgage Association REMIC,      03/16/29              3.709+        320,687
                     Series 1997-7, Class FA
             466   Government National Mortgage Association REMIC,      04/16/19              3.859+        466,535
                     Series 2000-16, Class FH
             174   Government National Mortgage Association REMIC,      12/16/22              3.959+        175,037
                     Series 2000-30, Class F
             756   GSR Mortgage Loan Trust, Series 2004-2F, Class 4A1   01/25/34              3.810+        754,793
           1,298   INTERSTAR Millennium Trust, Series 2005-1G,          12/08/36              3.490+      1,298,356
                     Class A
             700   INTERSTAR Millennium Trust, Series 2005-2L,          07/27/38              3.810+        700,000
                     Class A1 (1)
             330   ISTAR Financial, Inc.                                03/01/12              5.150         323,136
           1,032   Long Beach Mortgage Loan Trust Series 2004-1,        02/25/34              3.760+      1,033,310
                     Class A3
GBP          230   MBNA Credit Card, Series 03C4                        05/17/13              6.100         424,760
           3,090   Morgan Stanley & Co.                                 01/15/10              4.000       2,997,331
             433   Nisource Finance Corp.                               11/15/10              7.875         489,170
             336   Novastar Home Equity Loan Series 2003-1, Class A1    05/25/33              3.840+        336,454
             570   Option One Trust                                     02/25/32              3.750+        570,517
           1,940   Rabobank Capital Funding Trust III (1)               10/21/16              5.254+      1,941,616
             250   RBS Capital Trust I                                  07/01/13              4.709+        240,948
             243   Residential Accredit Loans, Inc., Series 2003-QS5,   03/25/18              3.910+        244,520
                     Class A1
             922   Residential Asset Securities Corp. Series            08/25/33              3.760+        923,578
                     2003-KS6, Class A2
             588   Residential Asset Securities Corp. Series            09/25/33              3.780+        590,185
                     2003-KS7, Class AIIB
           1,294   Residential Asset Securities Corp. Series            10/25/33              3.770+      1,296,908
                     2003-KS8, Class A2B3
           1,347   Residential Asset Securities Corp. Series            05/25/33              3.790+      1,350,961
                     2003-RS4, Class AIIB
           1,526   Residential Asset Securities Corp. Series            04/25/34              3.720+      1,528,027
                     2004-RS4, Class A2B1
           3,000   SLM Corp.                                            07/26/10              4.500       2,965,767
             951   SMHL Global Fund, Series 6, Class A                  11/09/35              3.389+        950,195
             490   Southern Power Co.                                   07/15/15              4.875         481,317
           2,000   Superior Wholesale Inventory Financing Trust,        06/15/10              3.440+      1,999,990
                     Series 2005-A12, Class A
             400   U.S. Treasury Bonds                                  06/15/09              4.000         398,250
           9,920   U.S. Treasury Bonds (2)                              08/15/14              4.250       9,898,692
           1,340   U.S. Treasury Bonds                                  02/15/25              7.625       1,868,043
           4,865   U.S. Treasury Bonds                                  05/15/30              6.250       6,115,076
           6,817   U.S. Treasury Inflation Index Bonds (3)              01/15/25              2.375       7,196,963
           7,765   U.S. Treasury Inflation Index Bonds (3)              04/15/32              3.375      10,097,956
             180   U.S. Treasury Stripped Principal Payment Bonds#      02/15/19              8.875^^        97,502
           3,000   Wells Fargo & Co.                                    03/23/07              3.512+      3,001,602
-------------------------------------------------------------------------------------------------------------------
                                                                                                        133,319,139
-------------------------------------------------------------------------------------------------------------------
Total Long-Term Global Debt Securities (cost - $452,194,426)                                            453,136,485
-------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
114
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UBS PACE GLOBAL FIXED INCOME INVESTMENTS
PORTFOLIO OF INVESTMENTS - JULY 31, 2005

   PRINCIPAL
    AMOUNT                                                              MATURITY          INTEREST
     (000)*                                                              DATES             RATES          VALUE
-------------------------------------------------------------------------------------------------------------------
SHORT-TERM U.S. GOVERNMENT AND AGENCY OBLIGATIONS@ - 1.31%
           5,000   Federal Home Loan Mortgage Corp.                     11/01/05              3.490%  $   4,955,406
             800   U.S. Treasury Bills~                                 12/01/05              3.030         791,785
-------------------------------------------------------------------------------------------------------------------
Total Short-Term U.S. Government Agency Obligations (cost - $5,747,191)                                   5,747,191
-------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENT - 1.48%
           6,497   Repurchase Agreement dated 07/29/05 with State
                     Street Bank & Trust Co., collateralized by
                     $928,802 U.S. Treasury Bills, zero coupon due
                     08/25/05, $4,106,537 U.S. Treasury Bonds, 5.500%
                     to 6.250% due 02/15/26 to 05/15/30 and $678,544
                     U.S. Treasury Notes, 1.625% to 5.875% due
                     10/31/05 to 05/15/07; (value - $6,627,027);
                     proceeds: $6,498,603 (cost - $6,497,000)           08/01/05              2.960       6,497,000

    NUMBER OF
     SHARES
      (000)
-------------------------------------------------------------------------------------------------------------------
INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LOANED - 2.30%
MONEY MARKET FUNDS++ - 2.30%
             499   Barclays Prime Money Market Fund                                           3.225         498,509
           7,000   Dreyfus Institutional Cash Advantage Fund                                  3.220       7,000,000
              10   Scudder Money Market Series                                                3.220           9,693
           2,554   UBS Private Money Market Fund LLC***                                       3.196       2,554,483
-------------------------------------------------------------------------------------------------------------------
Total Money Market Funds (cost - $10,062,685)                                                            10,062,685
-------------------------------------------------------------------------------------------------------------------
Total Investments (cost - $474,501,302) - 108.46%                                                       475,443,361
-------------------------------------------------------------------------------------------------------------------
Liabilities in excess of other assets - (8.46)%                                                         (37,076,502)
-------------------------------------------------------------------------------------------------------------------
Net Assets - 100.00%                                                                                  $ 438,366,859
-------------------------------------------------------------------------------------------------------------------

Note: The Portfolio of Investments is listed by the issuer's country of origin.
*     In local currency unless otherwise indicated.
+ Floating rate securities. The interest rates shown are the current rates as of July 31, 2005.
++    Interest rates shown reflect yield at July 31, 2005.
~     Entire amount pledged as collateral for futures transactions.
^^    Annualized yield at date of purchase.
# Principal Only Security. This security entitles the holder to receive principal payments from an underlying pool of assets. High prepayments return principal faster than expected and cause the yield to increase. Low prepayments return principal more slowly than expected and cause the yield to decrease.
@     Interest rates shown are the discount rates at date of purchase.
(1) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 2.20% of net assets as of July 31, 2005, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(2)   Security, or portion thereof, was on loan at July 31, 2005.
(3) Principal amount for accrual purposes is adjusted based on changes in the Consumer Price Index.
ARM Adjustable Rate Mortgage - The interest rate shown is the current rate as of July 31, 2005.
EUR   Euro Dollars.
GBP   Great Britain Pounds.
MTN   Medium Term Note.
REMIC Real Estate Mortgage Investment Conduit.
TBA (To Be Assigned) Security is purchased on a forward commitment basis with an approximate principal amount (generally +/- 1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.
USD   U.S. Dollars.

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PORTFOLIO OF INVESTMENTS - JULY 31, 2005

*** The table below details the Portfolio's transaction activity in affiliated issuers for the year ended July 31, 2005.

                                                                                                                    INCOME
                                                                                                                  EARNED FROM
                                                                      PURCHASES       SALES                      AFFILIATE FOR
                                                                     DURING THE     DURING THE                     THE YEAR
                                                       VALUE AT      YEAR ENDED     YEAR ENDED      VALUE AT         ENDED
SECURITY DESCRIPTION                                   07/31/04       07/31/05       07/31/05       07/31/05        07/31/05
------------------------------------------------------------------------------------------------------------------------------
UBS Private Money Market Fund LLC                    $  3,600,185   $ 18,824,458   $ 19,870,160   $  2,554,483   $       2,600

FUTURES CONTRACTS

                                                                                                           UNREALIZED
NUMBER OF                                                                    IN           EXPIRATION      APPRECIATION
CONTRACTS   CURRENCY                 CONTRACTS TO RECEIVE               EXCHANGE FOR        DATES        (DEPRECIATION)
----------------------------------------------------------------------------------------------------------------------
       42     EUR      Euro Bond 10 Year Futures                        $   6,220,076   September 2005   $     (26,751)
       22     JPY      Japan Bond 10 Year Futures                          27,574,418   September 2005         111,477
       88     USD      U.S. Treasury Bond 20 Year Futures                  10,184,315   September 2005          36,815
       63     USD      U.S. Treasury Note 10 Year Futures                   7,100,044   September 2005         108,028
      157     USD      U.S. Treasury Note 2 Year Futures                   32,641,588   September 2005         223,541
      133     USD      U.S. Treasury Note 5 Year Futures                   14,423,704   September 2005         165,688
----------------------------------------------------------------------------------------------------------------------
                                                                                                               618,798
----------------------------------------------------------------------------------------------------------------------

                                     CONTRACTS TO DELIVER
----------------------------------------------------------------------------------------------------------------------
      197     EUR      Euro Bond 5 Year Futures                         $  27,627,253   September 2005        (142,843)
                                                                                                         $     475,955

CURRENCY TYPE ABBREVIATIONS:
EUR  Euro Dollars
JPY  Japanese Yen
USD  U.S. Dollars

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UBS PACE GLOBAL FIXED INCOME INVESTMENTS
PORTFOLIO OF INVESTMENTS - JULY 31, 2005

FORWARD FOREIGN CURRENCY CONTRACTS

                                                                                UNREALIZED
                        CONTRACTS TO           IN                              APPRECIATION
                          DELIVER         EXCHANGE FOR      MATURITY DATES    (DEPRECIATION)
---------------------------------------------------------------------------------------------
Australian Dollar          1,253,487   USD        949,178      08/17/05      $         (1,327)
Australian Dollar         35,087,278   EUR     22,325,832      10/14/05               318,451
Australian Dollar          4,089,717   USD      3,046,839      10/14/05               (45,319)
Australian Dollar          9,823,694   USD      7,554,421      10/14/05               126,910
Canadian Dollar            2,139,605   USD      1,700,000      08/17/05               (46,308)
Canadian Dollar              328,192   USD        260,000      08/17/05                (7,864)
Canadian Dollar            1,852,136   USD      1,470,000      08/17/05               (41,680)
Canadian Dollar            6,515,924   USD      5,323,602      08/17/05                 5,419
Canadian Dollar            9,791,261   USD      7,992,866      10/14/05               (10,966)
Danish Krone              87,067,150   USD     14,181,472      10/14/05               (18,704)
Euro Dollar                2,760,000   GBP      1,883,700      08/17/05               (18,866)
Euro Dollar                1,060,000   JPY    140,097,550      08/17/05               (18,249)
Euro Dollar                2,200,000   JPY    290,349,240      08/17/05               (39,745)
Euro Dollar                6,720,000   JPY    878,632,320      08/17/05              (158,221)
Euro Dollar                5,900,000   JPY    782,630,000      08/17/05               (88,895)
Euro Dollar                  440,000   NOK      3,477,474      08/17/05                 1,351
Euro Dollar                4,933,478   USD      6,072,026      08/17/05                84,146
Euro Dollar                6,130,000   USD      7,651,934      08/17/05               211,806
Euro Dollar                9,700,000   USD     11,889,729      08/17/05               116,607
Euro Dollar                6,607,800   USD      8,252,265      08/17/05               232,220
Euro Dollar               18,103,724   USD     21,808,546      08/17/05              (164,376)
Euro Dollar                1,786,139   USD      2,230,444      08/17/05                62,564
Euro Dollar               41,228,688   USD     53,195,618      08/17/05             3,155,373
Euro Dollar               18,559,768   DKK    138,240,574      10/14/05               (18,481)
Euro Dollar               48,262,060   GBP     32,239,056      10/14/05            (1,055,936)
Euro Dollar                5,598,273   NOK     44,450,288      10/14/05                33,089
Euro Dollar               16,436,909   SEK    154,506,944      10/14/05                (9,186)
Euro Dollar                  199,100   USD        239,020      10/14/05                (3,242)
Euro Dollar               26,660,884   USD     32,317,790      10/14/05              (122,768)
Euro Dollar                1,478,623   USD      1,766,762      10/14/05               (32,404)
Euro Dollar                1,820,000   GBP      1,264,700      11/16/05                   923
Euro Dollar                   20,000   GBP         13,894      11/16/05                     7
Euro Dollar                2,540,000   JPY    341,344,250      11/16/05               (10,498)
Euro Dollar                  680,000   JPY     91,276,400      11/16/05                (3,293)
Euro Dollar                2,580,000   JPY    346,616,550      11/16/05               (11,128)
Euro Dollar                  260,000   JPY     34,896,420      11/16/05                (1,274)
Euro Dollar                2,580,000   JPY    346,282,440      11/16/05               (12,633)
Euro Dollar                  110,000   USD        133,074      11/16/05                  (993)
Euro Dollar                  210,000   USD        253,629      11/16/05                (2,316)
Euro Dollar               32,390,833   USD     39,289,432      11/16/05              (187,985)
Euro Dollar                1,379,310   HUF    360,000,000      12/06/05                41,608
Euro Dollar                4,917,684   PLN     20,000,000      12/06/05               (24,272)
Euro Dollar                4,345,612   PLN     18,000,000      12/06/05                27,146
Euro Dollar                2,013,592   SKK     80,000,000      12/06/05                22,289
Great Britain Pounds         946,323   USD      1,783,401      08/17/05               119,464

--------------------------------------------------------------------------------
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PORTFOLIO OF INVESTMENTS - JULY 31, 2005

FORWARD FOREIGN CURRENCY CONTRACTS - (CONTINUED)

                                                                                UNREALIZED
                        CONTRACTS TO           IN                              APPRECIATION
                          DELIVER         EXCHANGE FOR      MATURITY DATES    (DEPRECIATION)
---------------------------------------------------------------------------------------------
Great Britain Pounds      10,582,192   USD     19,997,234      08/17/05      $      1,390,364
Great Britain Pounds       8,354,291   USD     15,927,455      08/17/05             1,237,946
Great Britain Pounds       3,753,493   USD      6,569,803      08/17/05               (30,036)
Great Britain Pounds       7,013,337   AUD     16,520,265      10/14/05                87,525
Great Britain Pounds       7,455,520   USD     13,505,601      10/14/05               413,502
Hungarian Forint          54,951,550   USD        269,304      08/17/05                (2,324)
Iceland Krona             55,360,800   EUR        660,000      08/17/05               (25,871)
Iceland Krona            352,184,640   EUR      4,340,000      08/17/05               (78,815)
Iceland Krona            185,071,200   EUR      2,185,858      08/17/05               (98,941)
Iceland Krona             40,614,902   USD        629,396      08/17/05                 3,748
Japanese Yen              50,331,820   CAD        580,000      08/17/05                12,145
Japanese Yen              38,288,560   CAD        440,000      08/17/05                 8,741
Japanese Yen             103,399,860   CAD      1,180,000      08/17/05                20,244
Japanese Yen             583,469,600   EUR      4,380,000      08/17/05                54,990
Japanese Yen              90,867,040   EUR        680,000      08/17/05                 7,276
Japanese Yen              74,740,700   EUR        560,000      08/17/05                 6,398
Japanese Yen             619,500,320   EUR      4,640,000      08/17/05                52,028
Japanese Yen              50,177,250   USD        450,000      08/17/05                 2,283
Japanese Yen             248,075,100   USD      2,340,000      08/17/05               126,497
Japanese Yen             446,620,690   USD      4,190,000      08/17/05               204,932
Japanese Yen           4,208,056,751   USD     37,686,953      08/17/05               139,675
Japanese Yen             296,935,840   USD      2,750,000      08/17/05               100,527
Japanese Yen             335,963,620   USD      3,150,000      08/17/05               152,293
Japanese Yen             467,107,740   USD      4,310,000      08/17/05               142,132
Japanese Yen             878,459,280   AUD     10,610,949      10/14/05                68,886
Japanese Yen           1,489,655,378   EUR     11,427,594      10/14/05               266,958
Japanese Yen               2,965,803   USD         26,659      10/14/05                    38
Japanese Yen             134,835,000   EUR      1,000,000      11/16/05                 2,118
Japanese Yen             638,371,350   EUR      4,740,000      11/16/05                13,400
Japanese Yen              64,663,680   EUR        480,000      11/16/05                 1,274
Japanese Yen             339,064,740   EUR      2,520,000      11/16/05                 8,577
Mexican Peso               1,934,855   USD        170,000      08/17/05               (11,968)
Mexican Peso              84,775,099   USD      7,726,858      08/17/05              (246,022)
Mexican Peso              13,553,505   USD      1,190,000      08/17/05               (84,672)
Mexican Peso              44,533,695   USD      4,104,564      11/16/05               (20,964)
New Zealand Dollar         4,170,596   USD      2,976,213      08/17/05               130,819
New Zealand Dollar           360,000   USD        261,760      08/17/05                16,149
New Zealand Dollar         4,530,596   USD      3,056,340      11/16/05               (10,357)
Norwegian Krone            1,738,737   USD        265,027      08/17/05                (3,343)
Norwegian Krone           12,933,917   GBP      1,087,624      10/14/05               (45,724)
Norwegian Krone           12,970,343   USD      1,986,270      10/14/05               (20,712)
Norwegian Krone              678,393   USD        102,943      10/14/05                (2,029)
Polish Zloty               1,761,922   USD        514,355      08/17/05               (10,984)
Singapore Dollar             521,760   USD        312,151      08/17/05                (2,158)
South African Rand         4,571,780   USD        682,467      08/17/05               (12,856)

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UBS PACE GLOBAL FIXED INCOME INVESTMENTS
PORTFOLIO OF INVESTMENTS - JULY 31, 2005

FORWARD FOREIGN CURRENCY CONTRACTS - (CONTINUED)

                                                                                UNREALIZED
                        CONTRACTS TO           IN                              APPRECIATION
                          DELIVER         EXCHANGE FOR      MATURITY DATES    (DEPRECIATION)
---------------------------------------------------------------------------------------------
South Korean Won       2,548,679,645   USD      2,484,093      08/17/05      $         (6,623)
Swedish Krona                922,650   EUR        100,000      08/17/05                 1,227
Swedish Krona              8,761,690   USD      1,166,514      08/17/05                37,236
Swedish Krona             74,573,289   USD      9,677,302      10/14/05                33,015
Swiss Franc                  297,965   USD        250,000      08/17/05                18,155
Swiss Franc                3,480,231   USD      2,920,000      08/17/05               212,050
Swiss Franc                1,310,980   USD      1,100,000      08/17/05                79,933
Swiss Franc                1,192,240   USD      1,000,000      08/17/05                72,324
United States Dollar         967,090   AUD      1,253,487      08/17/05               (16,582)
United States Dollar       4,300,571   CAD      5,354,468      08/17/05                69,652
United States Dollar       1,000,000   CAD      1,238,896      08/17/05                11,165
United States Dollar       1,540,000   CAD      1,905,251      08/17/05                15,032
United States Dollar       1,000,000   CAD      1,237,241      08/17/05                 9,814
United States Dollar          28,464   CHF         36,573      08/17/05                    (7)
United States Dollar       1,420,000   CHF      1,672,192      08/17/05              (118,876)
United States Dollar       2,730,000   CHF      3,218,124      08/17/05              (225,994)
United States Dollar       1,150,000   CHF      1,354,528      08/17/05               (96,049)
United States Dollar       2,356,962   EUR      1,940,000      08/17/05                (2,337)
United States Dollar       1,618,228   EUR      1,320,000      08/17/05               (16,112)
United States Dollar      27,740,856   EUR     21,743,177      08/17/05            (1,350,642)
United States Dollar      10,509,186   EUR      8,561,658      08/17/05              (117,697)
United States Dollar       8,147,686   EUR      6,431,936      08/17/05              (341,092)
United States Dollar      39,128,126   EUR     32,390,833      08/17/05               185,402
United States Dollar      21,949,257   EUR     16,869,297      08/17/05            (1,474,588)
United States Dollar         307,698   GBP        163,235      08/17/05               (20,679)
United States Dollar      15,533,507   GBP      8,539,586      08/17/05              (518,190)
United States Dollar       9,166,776   GBP      4,769,099      08/17/05              (675,679)
United States Dollar      15,979,157   GBP      9,162,529      08/17/05               131,492
United States Dollar         281,082   HUF     54,951,550      08/17/05                (9,454)
United States Dollar         123,861   ISK      8,235,496      08/17/05                 3,002
United States Dollar       6,250,000   JPY    663,158,110      08/17/05              (332,831)
United States Dollar       3,820,000   JPY    399,792,080      08/17/05              (252,771)
United States Dollar       6,649,081   JPY    687,949,657      08/17/05              (510,704)
United States Dollar       2,920,000   JPY    307,987,180      08/17/05              (171,919)
United States Dollar      35,573,537   JPY  3,728,494,359      08/17/05            (2,305,257)
United States Dollar       2,531,717   KRW  2,548,679,645      08/17/05               (41,001)
United States Dollar         540,000   MXN      5,948,426      08/17/05                19,434
United States Dollar         668,766   MXN      7,284,746      08/17/05                16,345
United States Dollar       3,808,946   MXN     42,496,592      08/17/05               187,749
United States Dollar       4,168,339   MXN     44,533,695      08/17/05                19,941
United States Dollar       3,080,851   NZD      4,530,596      08/17/05                10,153
United States Dollar         539,722   PLN      1,761,922      08/17/05               (14,383)
United States Dollar       1,276,696   SEK      8,943,382      08/17/05              (123,999)
United States Dollar          35,968   SEK        279,633      08/17/05                    73
United States Dollar          10,000   SGD         16,754      08/17/05                    93

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                                                                             119
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UBS PACE GLOBAL FIXED INCOME INVESTMENTS
PORTFOLIO OF INVESTMENTS - JULY 31, 2005

FORWARD FOREIGN CURRENCY CONTRACTS - (CONCLUDED)

                                                                                UNREALIZED
                        CONTRACTS TO           IN                              APPRECIATION
                          DELIVER         EXCHANGE FOR      MATURITY DATES    (DEPRECIATION)
---------------------------------------------------------------------------------------------
United States Dollar         307,555   SGD        505,006      08/17/05      $         (3,340)
United States Dollar         741,522   ZAR      4,571,780      08/17/05               (46,198)
United States Dollar      23,865,472   EUR     19,988,837      10/14/05               456,641
United States Dollar       5,963,019   GBP      3,405,494      10/14/05                17,121
United States Dollar      34,887,057   JPY  3,758,661,758      10/14/05            (1,149,665)
United States Dollar         944,885   AUD      1,253,487      11/16/05                 1,516
United States Dollar       4,515,468   CAD      5,484,036      11/16/05               (28,324)
United States Dollar       1,833,711   EUR      1,510,000      11/16/05                 6,653
United States Dollar         134,243   EUR        110,000      11/16/05                  (177)
United States Dollar       2,677,829   EUR      2,190,000      11/16/05                (8,693)
United States Dollar       2,251,424   EUR      1,840,000      11/16/05                (8,862)
United States Dollar       1,929,063   EUR      1,582,726      11/16/05                   (62)
United States Dollar       6,037,287   GBP      3,455,941      11/16/05                29,210
United States Dollar         267,599   HUF     54,951,550      11/16/05                 2,296
United States Dollar      33,941,613   JPY  3,778,567,521      11/16/05                94,449
United States Dollar          10,000   JPY      1,096,270      11/16/05                  (125)
United States Dollar       2,486,517   KRW  2,548,679,645      11/16/05                 5,394
United States Dollar         266,106   NOK      1,738,737      11/16/05                 3,338
United States Dollar         596,470   NZD        887,987      11/16/05                 4,596
United States Dollar         513,470   PLN      1,761,922      11/16/05                10,923
United States Dollar         313,609   SGD        521,760      11/16/05                 2,144
United States Dollar         676,990   ZAR      4,571,780      11/16/05                12,323
United States Dollar       1,505,268   KRW  1,500,000,000      06/08/06               (34,590)
---------------------------------------------------------------------------------------------
                                                                             $     (1,877,478)
---------------------------------------------------------------------------------------------

CURRENCY TYPE ABBREVIATIONS:

AUD  Australian Dollars
CAD  Canadian Dollars
CHF  Swiss Francs
DKK  Danish Krone
EUR  Euro Dollars
GBP  Great Britain Pounds
HUF  Hungarian Forints
ISK  Iceland Krona
JPY  Japanese Yen
KRW  South Korean Won
MXN  Mexican Peso
NOK  Norwegian Krone
NZD  New Zealand Dollars
PLN  Polish Zloties
SEK  Swedish Krona
SGD  Singapore Dollar
SKK  Slovakian Koruna
USD  U.S. Dollars
ZAR  South African Rand

--------------------------------------------------------------------------------
120
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UBS PACE GLOBAL FIXED INCOME INVESTMENTS
PORTFOLIO OF INVESTMENTS - JULY 31, 2005

INVESTMENTS BY TYPE OF ISSUER

                                                  PERCENTAGE OF PORTFOLIO ASSETS
                                                  ------------------------------
                                                  LONG-TERM           SHORT-TERM
--------------------------------------------------------------------------------
Government and other public issuers                   77.83%                1.21%
Repurchase agreement                                     --                 1.37
Bank and other financial institutions                 14.41                   --
Industrial                                             3.06                   --
Money market funds                                       --                 2.12
--------------------------------------------------------------------------------
                                                      95.30%                4.70%
--------------------------------------------------------------------------------

                 See accompanying notes to financial statements
--------------------------------------------------------------------------------
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UBS PACE LARGE CO VALUE EQUITY INVESTMENTS
PORTFOLIO OF INVESTMENTS - JULY 31, 2005

                                                                      NUMBER OF
SECURITY DESCRIPTION                                                    SHARES             VALUE
-----------------------------------------------------------------------------------------------------
COMMON STOCKS - 97.96%
AEROSPACE & DEFENSE - 1.92%
Boeing Co. (1)                                                             114,100   $      7,531,741
Lockheed Martin Corp. (1)                                                  143,700          8,966,880
United Technologies Corp.                                                  142,998          7,249,999
-----------------------------------------------------------------------------------------------------
                                                                                           23,748,620
-----------------------------------------------------------------------------------------------------
AIR FREIGHT & COURIERS - 0.64%
CNF, Inc.                                                                  154,000          7,944,860
-----------------------------------------------------------------------------------------------------
BANKS - 9.52%
Bank of America Corp.                                                      993,850         43,331,860
Bank of New York Co., Inc.                                                  38,300          1,178,874
Comerica, Inc.                                                             124,300          7,594,730
Golden West Financial Corp. (1)                                            110,900          7,221,808
KeyCorp                                                                    187,900          6,433,696
National City Corp.                                                        116,400          4,296,324
Sovereign Bancorp, Inc. (1)                                                215,300          5,165,047
SunTrust Banks, Inc. (1)                                                   103,000          7,490,160
U.S. Bancorp                                                               309,000          9,288,540
Wachovia Corp.                                                             231,700         11,673,046
Wells Fargo & Co.                                                          226,800         13,911,912
-----------------------------------------------------------------------------------------------------
                                                                                          117,585,997
-----------------------------------------------------------------------------------------------------
BEVERAGES - 0.99%
Pepsi Bottling Group, Inc. (1)                                             134,500          3,922,020
PepsiCo, Inc.                                                              151,950          8,285,834
-----------------------------------------------------------------------------------------------------
                                                                                           12,207,854
-----------------------------------------------------------------------------------------------------
BIOTECHNOLOGY - 0.53%
Invitrogen Corp. (1)*                                                       35,000          3,001,950
MedImmune, Inc.*                                                           126,750          3,600,968
-----------------------------------------------------------------------------------------------------
                                                                                            6,602,918
-----------------------------------------------------------------------------------------------------
BUILDING PRODUCTS - 0.25%
USG Corp. (1)*                                                              63,100          3,085,590
-----------------------------------------------------------------------------------------------------
CHEMICALS - 1.46%
BASF AG, ADR                                                               100,850          7,140,180
E.I. du Pont de Nemours and Co.                                             87,250          3,723,830
Eastman Chemical Co. (1)                                                    56,800          3,146,152
Scotts Co., Class A (1)*                                                    51,700          4,053,280
-----------------------------------------------------------------------------------------------------
                                                                                           18,063,442
-----------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES - 1.84%
Cendant Corp.                                                              474,400         10,133,184
Donnelley, R.R. & Sons Co.                                                  88,729          3,198,680
Republic Services, Inc.                                                    124,400          4,509,500
Waste Management, Inc.                                                     175,600          4,937,872
-----------------------------------------------------------------------------------------------------
                                                                                           22,779,236
-----------------------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT - 0.98%
Harris Corp.                                                               126,000   $      4,670,820
Motorola, Inc. (1)                                                         348,350          7,378,053
-----------------------------------------------------------------------------------------------------
                                                                                           12,048,873
-----------------------------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS - 3.52%
Apple Computer, Inc.*                                                      276,600         11,796,990
Hewlett-Packard Co.                                                        234,000          5,761,080
International Business Machines Corp.                                      207,350         17,306,984
Western Digital Corp. (1)*                                                 575,300          8,623,747
-----------------------------------------------------------------------------------------------------
                                                                                           43,488,801
-----------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIALS - 13.19%
American Express Co. (1)                                                   141,781          7,797,955
Bear Stearns Cos., Inc. (1)                                                170,600         17,419,966
Capital One Financial Corp.                                                138,100         11,393,250
CIT Group, Inc.                                                             14,900            657,686
Citigroup, Inc.                                                            822,412         35,774,922
Countrywide Financial Corp.                                                318,630         11,470,680
Franklin Resources, Inc.                                                   105,200          8,502,264
Freddie Mac (1)                                                             91,550          5,793,284
Friedman Billings Ramsey Group, Inc., Class A (1)                           62,700            881,562
Goldman Sachs Group, Inc.                                                  115,900         12,456,932
J.P. Morgan Chase & Co.                                                    578,520         20,329,193
Legg Mason, Inc.                                                            37,400          3,820,410
Lehman Brothers Holdings, Inc. (1)                                         119,000         12,510,470
MBNA Corp.                                                                 239,000          6,013,240
Merrill Lynch & Co., Inc.                                                   42,000          2,468,760
Morgan Stanley & Co.                                                        95,800          5,082,190
Providian Financial Corp.*                                                  32,300            610,470
-----------------------------------------------------------------------------------------------------
                                                                                          162,983,234
-----------------------------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES - 4.89%
ALLTEL Corp. (1)                                                           123,100          8,186,150
AT&T Corp.                                                                 327,000          6,474,600
BellSouth Corp. (1)                                                        441,700         12,190,920
CenturyTel, Inc.                                                            21,200            728,644
SBC Communications, Inc. (1)                                               182,400          4,459,680
Sprint Corp. (1)                                                           303,600          8,166,840
Verizon Communications, Inc. (1)                                           591,901         20,260,771
-----------------------------------------------------------------------------------------------------
                                                                                           60,467,605
-----------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES - 3.75%
Constellation Energy Group, Inc.                                           115,800          6,972,318
DTE Energy Co.                                                              51,300          2,411,100
Entergy Corp.                                                              167,250         13,035,465
Exelon Corp.                                                               202,800         10,853,856

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PORTFOLIO OF INVESTMENTS - JULY 31, 2005

                                                                      NUMBER OF
SECURITY DESCRIPTION                                                    SHARES             VALUE
-----------------------------------------------------------------------------------------------------
COMMON STOCKS - (CONTINUED)
ELECTRIC UTILITIES (CONCLUDED)
PPL Corp.                                                                   63,400   $      3,904,172
TXU Corp.                                                                  105,600          9,149,184
-----------------------------------------------------------------------------------------------------
                                                                                           46,326,095
-----------------------------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.25%
Agilent Technologies, Inc.*                                                115,650          3,034,656
-----------------------------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES - 1.44%
Baker Hughes, Inc.                                                         103,100          5,829,274
Halliburton Co. (1)                                                        152,850          8,567,242
National-Oilwell Varco, Inc.*                                               65,550          3,431,543
-----------------------------------------------------------------------------------------------------
                                                                                           17,828,059
-----------------------------------------------------------------------------------------------------
FOOD & DRUG RETAILING - 0.52%
Longs Drug Stores Corp.                                                     14,600            633,494
SUPERVALU, INC. (1)                                                        163,200          5,777,280
-----------------------------------------------------------------------------------------------------
                                                                                            6,410,774
-----------------------------------------------------------------------------------------------------
FOOD PRODUCTS - 2.51%
Bunge Ltd.                                                                  66,400          4,076,296
Cadbury Schweppes PLC, ADR (1)                                             151,650          5,859,756
General Mills, Inc. (1)                                                    160,800          7,621,920
McDonald's Corp.                                                           273,150          8,514,085
Tyson Foods, Inc., Class A                                                 264,700          4,934,008
-----------------------------------------------------------------------------------------------------
                                                                                           31,006,065
-----------------------------------------------------------------------------------------------------
GAS UTILITIES - 0.55%
Sempra Energy (1)                                                          159,900          6,795,750
-----------------------------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES - 0.20%
Beckman Coulter, Inc. (1)                                                   44,500          2,418,130
-----------------------------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES - 1.54%
AmerisourceBergen Corp.                                                      5,400            387,666
CIGNA Corp.                                                                111,400         11,891,950
HCA, Inc.                                                                   13,100            645,175
Humana, Inc.*                                                              152,100          6,061,185
-----------------------------------------------------------------------------------------------------
                                                                                           18,985,976
-----------------------------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE - 1.51%
Darden Restaurants, Inc.                                                   296,200         10,278,140
Starwood Hotels & Resorts Worldwide, Inc. (1)                              132,800          8,408,896
-----------------------------------------------------------------------------------------------------
                                                                                           18,687,036
-----------------------------------------------------------------------------------------------------
HOUSEHOLD DURABLES - 0.74%
Toll Brothers, Inc. (1)*                                                   166,000          9,199,720
-----------------------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS - 1.03%
Colgate-Palmolive Co.                                                      150,500          7,967,470
Kimberly-Clark Corp. (1)                                                    75,400          4,807,504
-----------------------------------------------------------------------------------------------------
                                                                                           12,774,974
-----------------------------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES - 1.86%
Canadian Pacific Railway Ltd. (1)                                           99,600   $      3,868,464
General Electric Co.                                                       196,600          6,782,700
Textron, Inc.                                                               58,300          4,324,111
Tyco International Ltd. (1)                                                260,750          7,945,053
-----------------------------------------------------------------------------------------------------
                                                                                           22,920,328
-----------------------------------------------------------------------------------------------------
INSURANCE - 5.62%
Allstate Corp.                                                              45,800          2,805,708
Aon Corp.                                                                  118,196          3,006,906
Assurant, Inc.                                                             259,700          9,595,915
Chubb Corp. (1)                                                            130,300         11,573,246
Conseco, Inc.*                                                              52,500          1,145,025
First American Corp. (1)                                                   132,500          5,823,375
MetLife, Inc.                                                              198,100          9,734,634
Progressive Corp.                                                            5,700            568,233
Prudential Financial, Inc. (1)                                             109,000          7,292,100
SAFECO Corp.                                                                46,800          2,571,192
St. Paul Cos., Inc. (1)                                                    231,222         10,178,392
W.R. Berkley Corp.                                                         136,150          5,096,095
-----------------------------------------------------------------------------------------------------
                                                                                           69,390,821
-----------------------------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES - 0.66%
McAfee, Inc.*                                                              259,200          8,138,880
-----------------------------------------------------------------------------------------------------
MACHINERY - 2.34%
Cummins, Inc. (1)                                                           43,300          3,699,552
Deere & Co. (1)                                                            115,750          8,511,098
Eaton Corp.                                                                124,300          8,121,762
ITT Industries, Inc. (1)                                                    81,100          8,629,040
-----------------------------------------------------------------------------------------------------
                                                                                           28,961,452
-----------------------------------------------------------------------------------------------------
MARINE - 0.31%
Overseas Shipholding Group, Inc. (1)                                        62,300          3,865,715
-----------------------------------------------------------------------------------------------------
MEDIA - 3.23%
Comcast Corp., Class A (1)*                                                275,822          8,476,010
Comcast Corp., Class A-Special*                                            225,300          6,759,000
News Corp., Inc., Class A                                                  267,550          4,382,469
Time Warner, Inc. (1)*                                                     548,300          9,332,066
Viacom, Inc., Class B                                                       60,800          2,036,192
Walt Disney Co.                                                            346,900          8,894,516
-----------------------------------------------------------------------------------------------------
                                                                                           39,880,253
-----------------------------------------------------------------------------------------------------
METALS & MINING - 1.57%
Nucor Corp.                                                                 18,500          1,025,825
Phelps Dodge Corp. (1)                                                     143,800         15,307,510
United States Steel Corp. (1)                                               71,000          3,028,150
-----------------------------------------------------------------------------------------------------
                                                                                           19,361,485
-----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
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PORTFOLIO OF INVESTMENTS - JULY 31, 2005

                                                                      NUMBER OF
SECURITY DESCRIPTION                                                    SHARES             VALUE
-----------------------------------------------------------------------------------------------------
COMMON STOCKS - (CONCLUDED)
MULTI-LINE RETAIL - 1.93%
Federated Department Stores, Inc. (1)                                      224,100   $     17,002,467
Sears Holdings Corp.*                                                       24,613          3,796,063
Wal-Mart Stores, Inc.                                                       61,550          3,037,492
-----------------------------------------------------------------------------------------------------
                                                                                           23,836,022
-----------------------------------------------------------------------------------------------------
OFFICE ELECTRONICS - 0.19%
Xerox Corp. (1)*                                                           174,000          2,298,540
-----------------------------------------------------------------------------------------------------
OIL & GAS - 15.01%
Apache Corp. (1)                                                           112,802          7,715,657
Burlington Resources, Inc. (1)                                             133,300          8,545,863
ChevronTexaco Corp.                                                        312,700         18,139,727
ConocoPhillips                                                             372,314         23,303,133
Exxon Mobil Corp.                                                          850,712         49,979,330
Marathon Oil Corp. (1)                                                     427,250         24,934,310
Murphy Oil Corp.                                                            71,406          3,787,374
Occidental Petroleum Corp.                                                 328,200         27,004,296
Sunoco, Inc.                                                                76,200          9,580,626
Valero Energy Corp. (1)                                                    149,800         12,400,444
-----------------------------------------------------------------------------------------------------
                                                                                          185,390,760
-----------------------------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS - 0.75%
Archer Daniels Midland Co. (1)                                              60,650          1,391,311
Louisiana-Pacific Corp.                                                    139,700          3,746,754
Rayonier, Inc. (1)                                                          72,818          4,153,539
-----------------------------------------------------------------------------------------------------
                                                                                            9,291,604
-----------------------------------------------------------------------------------------------------
PHARMACEUTICALS - 3.19%
Merck & Co., Inc.                                                          390,100         12,116,506
Novartis AG, ADR (1)                                                       142,300          6,931,433
Pfizer, Inc.                                                               418,900         11,100,850
Sanofi-Aventis, ADR (1)                                                    177,613          7,690,643
Schering-Plough Corp.                                                       73,700          1,534,434
-----------------------------------------------------------------------------------------------------
                                                                                           39,373,866
-----------------------------------------------------------------------------------------------------
REAL ESTATE - 0.57%
Health Care REIT, Inc. (1)                                                  35,600   $      1,391,960
New Century Financial Corp. (1)                                             63,600          3,331,368
Thornburg Mortgage, Inc. (1)                                                76,900          2,282,392
-----------------------------------------------------------------------------------------------------
                                                                                            7,005,720
-----------------------------------------------------------------------------------------------------
ROAD & RAIL - 2.38%
Burlington Northern Santa Fe Corp.                                         289,700         15,716,225
CSX Corp. (1)                                                               68,400          3,114,936
Norfolk Southern Corp.                                                     166,750          6,204,767
Yellow Roadway Corp. (1)*                                                   83,300          4,407,403
-----------------------------------------------------------------------------------------------------
                                                                                           29,443,331
-----------------------------------------------------------------------------------------------------
SOFTWARE - 1.55%
Microsoft Corp.                                                            618,200         15,832,102
Oracle Corp.*                                                              246,700          3,350,186
-----------------------------------------------------------------------------------------------------
                                                                                           19,182,288
-----------------------------------------------------------------------------------------------------
SPECIALTY RETAIL - 1.09%
Best Buy Co., Inc.                                                          55,500          4,251,300
Lowe's Cos., Inc. (1)                                                       95,650          6,333,943
Sherwin-Williams Co.                                                        61,600          2,932,776
-----------------------------------------------------------------------------------------------------
                                                                                           13,518,019
-----------------------------------------------------------------------------------------------------
TOBACCO - 1.94%
Altria Group, Inc.                                                         358,300         23,991,768
-----------------------------------------------------------------------------------------------------
Total Common Stocks (cost - $999,807,950)                                               1,210,325,117
-----------------------------------------------------------------------------------------------------

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PORTFOLIO OF INVESTMENTS - JULY 31, 2005

  PRINCIPAL
   AMOUNT                                                                        MATURITY     INTEREST
    (000)                                                                          DATE         RATES           VALUE
---------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT - 2.20%
$   27,196       Repurchase Agreement dated 07/29/05 with State Street
                   Bank & Trust Co., collateralized by $2,828,293 U.S.
                   Treasury Bills, zero coupon due 08/25/05, $12,504,806
                   U.S. Treasury Bonds, 5.500% to 6.250% due 02/15/26 to
                   05/15/30 and $9,631,235 U.S. Treasury Notes, 1.625% to
                   5.875% due 10/31/05 to 05/15/07; (value - $27,744,946);
                   proceeds: $27,202,708 (cost - $27,196,000)                     08/01/05        2.960%  $      27,196,000

  NUMBER OF
   SHARES
    (000)
---------------------------------------------------------------------------------------------------------------------------
INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LOANED - 13.74%
MONEY MARKET FUNDS+ - 13.74%
           895   AIM Liquid Assets Portfolio                                                      3.241             894,529
            23   AIM Prime Portfolio                                                              3.241              22,974
        33,883   Barclays Prime Money Market Fund                                                 3.225          33,883,297
             1   BlackRock Provident Institutional TempFund                                       3.146                 658
        10,019   Dreyfus Institutional Cash Advantage Fund                                        3.220          10,019,465
           357   Scudder Money Market Series                                                      3.220             357,013
       124,568   UBS Private Money Market Fund LLC**                                              3.196         124,567,523
---------------------------------------------------------------------------------------------------------------------------
Total Money Market Funds (cost -$169,745,459)                                                                   169,745,459
---------------------------------------------------------------------------------------------------------------------------
Total Investments (cost - $1,196,749,409) - 113.90%                                                           1,407,266,576
Liabilities in excess of other assets - (13.90)%                                                               (171,736,255)
---------------------------------------------------------------------------------------------------------------------------
Net Assets - 100.00%                                                                                      $   1,235,530,321
---------------------------------------------------------------------------------------------------------------------------

*    Non-Income producing security.
(1)  Security, or portion thereof, was on loan at July 31, 2005.
+    Interest rates shown reflect yield at July 31, 2005.
ADR  American Depositary Receipt.
REIT Real Estate Investment Trust.
** The table below details the Portfolio's transaction activity in affiliated issuers for the year ended July 31, 2005.

                                                                                                                 INCOME
                                                                                                               EARNED FROM
                                                             PURCHASES         SALES                          AFFILIATE FOR
                                                            DURING THE       DURING THE                         THE YEAR
                                             VALUE AT       YEAR ENDED       YEAR ENDED        VALUE AT          ENDED
SECURITY DESCRIPTION                         7/31/04          07/31/05        07/31/05         07/31/05         07/31/05
----------------------------------------------------------------------------------------------------------------------------
UBS Private Money Market Fund LLC        $    33,204,432  $ 1,946,341,092  $ 1,854,978,001  $   124,567,523  $        38,288

                 See accompanying notes to financial statements

--------------------------------------------------------------------------------
                                                                             125
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PORTFOLIO OF INVESTMENTS - JULY 31, 2005

                                                                      NUMBER OF
SECURITY DESCRIPTION                                                    SHARES             VALUE
-----------------------------------------------------------------------------------------------------
COMMON STOCKS - 95.91%
AEROSPACE & DEFENSE - 1.38%
General Dynamics Corp.                                                      55,046   $      6,340,749
United Technologies Corp.                                                  123,200          6,246,240
-----------------------------------------------------------------------------------------------------
                                                                                           12,586,989
-----------------------------------------------------------------------------------------------------
AIR FREIGHT & COURIERS - 2.14%
CNF, Inc.                                                                   27,600          1,423,884
FedEx Corp.                                                                215,803         18,146,874
-----------------------------------------------------------------------------------------------------
                                                                                           19,570,758
-----------------------------------------------------------------------------------------------------
BANKS - 0.46%
Golden West Financial Corp. (1)                                             65,200          4,245,824
-----------------------------------------------------------------------------------------------------
BEVERAGES - 0.85%
Coca-Cola Co. (1)                                                          116,600          2,740,100
Pepsi Bottling Group, Inc. (1)                                             128,000          3,732,480
PepsiCo, Inc.                                                               24,300          1,325,079
-----------------------------------------------------------------------------------------------------
                                                                                            7,797,659
-----------------------------------------------------------------------------------------------------
BIOTECHNOLOGY - 6.82%
Amgen, Inc.*                                                               362,796         28,932,981
Genentech, Inc.*                                                           289,679         25,877,025
Gilead Sciences, Inc.*                                                      77,100          3,454,851
Kos Pharmaceuticals, Inc.*                                                  57,100          4,082,650
-----------------------------------------------------------------------------------------------------
                                                                                           62,347,507
-----------------------------------------------------------------------------------------------------
BUILDING PRODUCTS - 1.03%
Lennar Corp., Class A (1)                                                   99,263          6,677,422
USG Corp.*                                                                  55,200          2,699,280
-----------------------------------------------------------------------------------------------------
                                                                                            9,376,702
-----------------------------------------------------------------------------------------------------
CHEMICALS - 0.77%
Monsanto Co.                                                               103,941          7,002,505
-----------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES - 4.63%
Alliance Data Systems Corp.*                                                78,500          3,341,745
Career Education Corp. (1)*                                                 74,400          2,885,976
Cendant Corp.                                                              151,000          3,225,360
Certegy, Inc.                                                               81,344          2,816,130
Discovery Holding Co., Class A*                                            135,575          1,934,655
First Data Corp.                                                           338,937         13,943,868
Fiserv, Inc.*                                                               99,900          4,432,563
Paychex, Inc.                                                              280,188          9,781,363
-----------------------------------------------------------------------------------------------------
                                                                                           42,361,660
-----------------------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT - 5.13%
Cisco Systems, Inc.*                                                       891,225         17,066,959
F5 Networks, Inc.*                                                          65,100          2,745,918
Motorola, Inc. (1)                                                         350,018          7,413,381
QUALCOMM, Inc.                                                             499,171         19,712,263
-----------------------------------------------------------------------------------------------------
                                                                                           46,938,521
-----------------------------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS - 2.02%
Apple Computer, Inc.*                                                       47,500   $      2,025,875
Dell, Inc.*                                                                287,058         11,617,237
International Business Machines Corp.                                       49,600          4,139,616
Network Appliance, Inc.*                                                    26,400            673,464
-----------------------------------------------------------------------------------------------------
                                                                                           18,456,192
-----------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIALS - 9.43%
American Express Co.                                                        81,000          4,455,000
Capital One Financial Corp.                                                 37,200          3,069,000
Chicago Mercantile Exchange Holdings, Inc. (1)                              35,320         10,633,086
Citigroup, Inc.                                                             90,383          3,931,660
Countrywide Financial Corp.                                                374,999         13,499,964
Fannie Mae                                                                 171,160          9,560,998
Goldman Sachs Group, Inc.                                                  134,256         14,429,835
MBNA Corp.                                                                  85,500          2,151,180
SLM Corp.                                                                  474,353         24,424,436
-----------------------------------------------------------------------------------------------------
                                                                                           86,155,159
-----------------------------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES - 1.01%
Liberty Global, Inc., Class A (1)*                                         194,324          9,218,730
-----------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES - 1.19%
TXU Corp.                                                                  125,882         10,906,416
-----------------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT - 1.18%
Molex, Inc., Class A                                                       420,282         10,813,856
-----------------------------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES - 1.80%
BJ Services Co. (1)                                                         28,400          1,732,116
Schlumberger Ltd.                                                          176,247         14,758,924
-----------------------------------------------------------------------------------------------------
                                                                                           16,491,040
-----------------------------------------------------------------------------------------------------
FOOD & DRUG RETAILING - 0.40%
CVS Corp.                                                                  116,755          3,622,908
-----------------------------------------------------------------------------------------------------
FOOD PRODUCTS - 0.23%
Pilgrim's Pride Corp., Class B                                              24,200            915,970
Sara Lee Corp.                                                              57,800          1,151,954
-----------------------------------------------------------------------------------------------------
                                                                                            2,067,924
-----------------------------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES - 4.70%
Baxter International, Inc.                                                  17,300            679,371
Becton, Dickinson and Co.                                                   64,900          3,593,513
Biomet, Inc.                                                                21,900            835,047
Medtronic, Inc.                                                            164,498          8,873,022
St. Jude Medical, Inc.*                                                     14,100            668,481
Zimmer Holdings, Inc. (1)*                                                 344,216         28,349,630
-----------------------------------------------------------------------------------------------------
                                                                                           42,999,064
-----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
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PORTFOLIO OF INVESTMENTS - JULY 31, 2005

                                                                      NUMBER OF
SECURITY DESCRIPTION                                                    SHARES             VALUE
-----------------------------------------------------------------------------------------------------
COMMON STOCKS - (CONTINUED)
HEALTH CARE PROVIDERS & SERVICES - 6.47%
Caremark Rx, Inc. (1)*                                                      67,100   $      2,991,318
Lincare Holdings, Inc.*                                                    149,132          6,015,985
McKesson Corp.                                                              43,300          1,948,500
UnitedHealth Group, Inc.                                                   921,423         48,190,423
-----------------------------------------------------------------------------------------------------
                                                                                           59,146,226
-----------------------------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE - 5.05%
Carnival Corp. (1)                                                         290,458         15,219,999
Four Seasons Hotels, Inc. (1)                                               37,859          2,517,624
Hilton Hotels Corp.                                                         50,100          1,239,975
Marriott International, Inc., Class A                                       57,300          3,923,331
MGM Mirage (1)*                                                            236,974         10,770,468
Starbucks Corp.*                                                            92,951          4,884,575
Wynn Resorts, Ltd. (1)*                                                    135,157          7,609,339
-----------------------------------------------------------------------------------------------------
                                                                                           46,165,311
-----------------------------------------------------------------------------------------------------
HOUSEHOLD DURABLES - 0.70%
Fortune Brands, Inc.                                                        14,300          1,352,065
NVR, Inc. (1)*                                                               2,800          2,626,400
Standard Pacific Corp.                                                      17,600          1,678,864
Toll Brothers, Inc.*                                                        12,800            709,376
-----------------------------------------------------------------------------------------------------
                                                                                            6,366,705
-----------------------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS - 2.73%
Procter & Gamble Co.                                                       449,002         24,977,981
-----------------------------------------------------------------------------------------------------
INSURANCE - 1.95%
AFLAC, Inc.                                                                234,996         10,598,320
Progressive Corp.                                                           32,300          3,219,987
Prudential Financial, Inc.                                                  35,300          2,361,570
W.R. Berkley Corp.                                                          45,050          1,686,221
-----------------------------------------------------------------------------------------------------
                                                                                           17,866,098
-----------------------------------------------------------------------------------------------------
INTERNET & CATALOG RETAIL - 0.79%
eBay, Inc.*                                                                173,536          7,250,334
-----------------------------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES - 2.86%
Google, Inc., Class A*                                                      28,891          8,313,674
IAC/InterActiveCorp (1)*                                                   234,996          6,274,393
McAfee, Inc.*                                                               30,200            948,280
Symantec Corp.*                                                            158,300          3,477,851
VeriSign, Inc.*                                                             76,800          2,020,608
Yahoo!, Inc.*                                                              153,651          5,122,725
-----------------------------------------------------------------------------------------------------
                                                                                           26,157,531
-----------------------------------------------------------------------------------------------------
MACHINERY - 3.72%
Caterpillar, Inc. (1)                                                      289,420         15,602,632
Danaher Corp. (1)                                                           70,500          3,909,225
Dover Corp.                                                                293,746         12,119,960
ITT Industries, Inc.                                                        21,900          2,330,160
-----------------------------------------------------------------------------------------------------
                                                                                           33,961,977
-----------------------------------------------------------------------------------------------------
MARINE - 0.24%
Overseas Shipholding Group, Inc. (1)                                        34,800   $      2,159,340
-----------------------------------------------------------------------------------------------------
MEDIA - 3.01%
Comcast Corp., Class A*                                                    325,380          9,761,400
Liberty Media Corp., Class A*                                            1,174,983         10,328,101
Omnicom Group, Inc.                                                         52,500          4,455,675
Walt Disney Co.                                                            114,800          2,943,472
-----------------------------------------------------------------------------------------------------
                                                                                           27,488,648
-----------------------------------------------------------------------------------------------------
METALS & MINING - 0.32%
Phelps Dodge Corp. (1)                                                      27,600          2,938,020
-----------------------------------------------------------------------------------------------------
MULTI-LINE RETAIL - 0.50%
J.C. Penney Co., Inc. (Holding Co.)                                         11,800            662,452
Target Corp.                                                                20,200          1,186,750
Wal-Mart Stores, Inc. (1)                                                   55,600          2,743,860
-----------------------------------------------------------------------------------------------------
                                                                                            4,593,062
-----------------------------------------------------------------------------------------------------
OFFICE ELECTRONICS - 0.20%
Xerox Corp.*                                                               136,200          1,799,202
-----------------------------------------------------------------------------------------------------
OIL & GAS - 1.29%
Burlington Resources, Inc. (1)                                              34,200          2,192,562
Pioneer Natural Resources Co.                                               62,700          2,716,791
Plains Exploration & Production Co.*                                        73,100          2,818,005
Pogo Producing Co. (1)                                                      35,000          1,926,050
Sunoco, Inc. (1)                                                            16,700          2,099,691
-----------------------------------------------------------------------------------------------------
                                                                                           11,753,099
-----------------------------------------------------------------------------------------------------
PHARMACEUTICALS - 5.10%
Forest Laboratories, Inc. (1)*                                             107,000          4,271,440
Johnson & Johnson                                                          459,003         29,357,832
Pfizer, Inc.                                                               490,094         12,987,491
-----------------------------------------------------------------------------------------------------
                                                                                           46,616,763
-----------------------------------------------------------------------------------------------------
ROAD & RAIL - 0.31%
Norfolk Southern Corp.                                                      75,200          2,798,192
-----------------------------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS - 2.87%
Analog Devices, Inc.                                                       144,614          5,668,869
Freescale Semiconductor, Inc., Class B*                                    107,200          2,760,400
Intel Corp.                                                                489,314         13,279,982
Texas Instruments, Inc.                                                    143,100          4,544,856
-----------------------------------------------------------------------------------------------------
                                                                                           26,254,107
-----------------------------------------------------------------------------------------------------
SOFTWARE - 4.48%
Adobe Systems, Inc. (1)                                                    124,800          3,699,072
Intuit, Inc. (1)*                                                          289,226         13,882,848
Microsoft Corp.                                                            710,897         18,206,072
Oracle Corp. *                                                             381,000          5,173,980
-----------------------------------------------------------------------------------------------------
                                                                                           40,961,972
-----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

UBS PACE SELECT ADVISORS TRUST

UBS PACE LARGE CO GROWTH EQUITY INVESTMENTS
PORTFOLIO OF INVESTMENTS - JULY 31, 2005

                                                                      NUMBER OF
SECURITY DESCRIPTION                                                    SHARES             VALUE
-----------------------------------------------------------------------------------------------------
COMMON STOCKS - (CONCLUDED)
SPECIALTY RETAIL - 5.60%
Abercrombie & Fitch Co., Class A                                            22,400   $      1,613,920
AutoZone, Inc.*                                                             20,400          1,987,776
Bed Bath & Beyond, Inc.*                                                    67,787          3,111,423
Best Buy Co., Inc.                                                          63,800          4,887,080
Home Depot, Inc.                                                           262,111         11,404,450
Lowe's Cos., Inc. (1)                                                      276,221         18,291,355
Michaels Stores, Inc.                                                       96,300          3,948,300
Sherwin-Williams Co.                                                        42,700          2,032,947
Staples, Inc.                                                              170,750          3,887,977
-----------------------------------------------------------------------------------------------------
                                                                                           51,165,228
-----------------------------------------------------------------------------------------------------
TEXTILES & APPAREL - 1.34%
Coach, Inc.*                                                               106,800   $      3,749,748
Nike, Inc., Class B (1)                                                    101,187          8,479,471
-----------------------------------------------------------------------------------------------------
                                                                                           12,229,219
-----------------------------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES - 1.21%
Vodafone Group PLC, ADR                                                    429,321         11,089,361
-----------------------------------------------------------------------------------------------------
Total Common Stocks (cost - $733,885,822)                                                 876,697,790
-----------------------------------------------------------------------------------------------------

  PRINCIPAL
    AMOUNT                                                                       MATURITY     INTEREST
    (000)                                                                          DATE         RATES
---------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT - 4.94%
$       45,136   Repurchase Agreement dated 07/29/05 with State Street
                   Bank & Trust Co., collateralized by $5,696,042 U.S.
                   Treasury Bills, zero coupon due 08/25/05, $25,184,062
                   U.S. Treasury Bonds, 5.500% to 6.250% due 02/15/26 to
                   05/15/30 and $9,561,295 U.S. Treasury Notes, 1.625% to
                   5.875% due 10/31/05 to 05/15/07; (value - $46,041,415);
                   proceeds: $45,147,134 (cost - $45,136,000)                    08/01/05         2.960%         45,136,000

  NUMBER OF
   SHARES
    (000)
---------------------------------------------------------------------------------------------------------------------------
INVESTMENT OF CASH COLLATERAL FROM SECURITIES LOANED - 8.61%
MONEY MARKET FUNDS+ - 8.61%
             2   AIM Liquid Assets Portfolio                                                      3.241               2,424
        18,558   Barclays Prime Money Market Fund                                                 3.225          18,558,143
             1   BlackRock Provident Institutional TempFund                                       3.146                 578
        11,940   Dreyfus Institutional Cash Advantage Fund                                        3.220          11,939,730
         1,969   Scudder Money Market Series                                                      3.220           1,969,018
        46,286   UBS Private Money Market Fund LLC**                                              3.196          46,286,284
---------------------------------------------------------------------------------------------------------------------------
Total Money Market Funds (cost - $78,756,177)                                                                    78,756,177
---------------------------------------------------------------------------------------------------------------------------
Total Investments (cost - $857,777,999) - 109.46%                                                             1,000,589,967
Liabilities in excess of other assets - (9.46)%                                                                 (86,496,269)
---------------------------------------------------------------------------------------------------------------------------
Net Assets - 100.00%                                                                                      $     914,093,698
---------------------------------------------------------------------------------------------------------------------------

*    Non-Income producing security.
(1)  Security, or portion thereof, was on loan at July 31, 2005.
+    Interest rates shown reflect yield at July 31, 2005.
ADR  American Depositary Receipt.
** The table below details the Portfolio's transaction activity in affiliated issuers for the year ended July 31, 2005.

                                                                                                                   INCOME
                                                                                                                EARNED FROM
                                                             PURCHASES           SALES                          AFFILIATE FOR
                                                             DURING THE        DURING THE                         THE YEAR
                                            VALUE AT         YEAR ENDED        YEAR ENDED        VALUE AT           ENDED
SECURITY DESCRIPTION                         7/31/04          07/31/05          07/31/05         07/31/05         07/31/05
------------------------------------------------------------------------------------------------------------------------------
UBS Private Money Market Fund LLC        $    36,851,223  $  1,135,451,477  $  1,126,016,416  $    46,286,284  $        20,315

                 See accompanying notes to financial statements

--------------------------------------------------------------------------------
128

UBS PACE SELECT ADVISORS TRUST

UBS PACE SMALL/MEDIUM CO VALUE EQUITY INVESTMENTS
PORTFOLIO OF INVESTMENTS - JULY 31, 2005

                                                                      NUMBER OF
SECURITY DESCRIPTION                                                    SHARES             VALUE
-----------------------------------------------------------------------------------------------------
COMMON STOCKS - 93.39%
AEROSPACE & DEFENSE - 1.77%
Aeroflex, Inc. (1)*                                                        438,700   $      4,246,616
Goodrich Corp. (1)                                                          82,350          3,643,164
-----------------------------------------------------------------------------------------------------
                                                                                            7,889,780
-----------------------------------------------------------------------------------------------------
BANKS - 5.48%
Brookline Bancorp, Inc.                                                    222,050          3,555,020
Commercial Federal Corp.                                                    79,950          2,710,305
Northern Trust Corp. (1)                                                   173,100          8,793,480
Popular, Inc.                                                               65,475          1,689,255
Sky Financial Group, Inc.                                                  123,600          3,520,128
TD Banknorth, Inc. (1)                                                     139,342          4,149,605
-----------------------------------------------------------------------------------------------------
                                                                                           24,417,793
-----------------------------------------------------------------------------------------------------
CHEMICALS - 3.28%
Cambrex Corp.                                                              204,000          4,012,680
Engelhard Corp. (1)                                                        145,050          4,161,485
PolyOne Corp.*                                                             235,550          1,681,827
RPM International, Inc. (1)                                                253,400          4,751,250
-----------------------------------------------------------------------------------------------------
                                                                                           14,607,242
-----------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES - 12.14%
ARAMARK Corp., Class B                                                     187,700          5,225,568
BISYS Group, Inc.*                                                         282,800          4,448,444
Certegy, Inc.                                                               66,750          2,310,885
Convergys Corp.*                                                           183,300          2,667,015
DeVry, Inc.*                                                                95,800          1,905,462
Dun & Bradstreet Corp.*                                                     52,600          3,331,158
Equifax, Inc.                                                              140,300          5,106,920
Herman Miller, Inc.                                                        168,000          5,364,240
Hewitt Associates, Inc., Class A (1)*                                      209,600          5,816,400
Pitney Bowes, Inc.                                                         123,200          5,492,256
ServiceMaster Co.                                                          216,700          2,977,458
Steelcase, Inc., Class A                                                   281,900          4,127,016
Valassis Communications, Inc. (1)*                                         134,100          5,303,655
-----------------------------------------------------------------------------------------------------
                                                                                           54,076,477
-----------------------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT - 3.95%
Andrew Corp. (1)*                                                          350,800          3,855,292
Emulex Corp.*                                                              112,600          2,138,274
Powerwave Technologies, Inc. (1)*                                          408,000          4,679,760
Symmetricom, Inc.*                                                         328,050          3,431,403
Tekelec*                                                                   209,550          3,480,625
-----------------------------------------------------------------------------------------------------
                                                                                           17,585,354
-----------------------------------------------------------------------------------------------------
CONSTRUCTION & ENGINEERING - 0.60%
Shaw Group, Inc. (1)*                                                      139,650          2,670,108
-----------------------------------------------------------------------------------------------------
CONTAINERS & PACKAGING - 1.17%
Pactiv Corp. (1)*                                                          237,350          5,226,447
-----------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIALS - 1.67%
Janus Capital Group, Inc. (1)                                              339,500   $      5,099,290
Waddell & Reed Financial, Inc., Class A                                    119,600          2,323,828
-----------------------------------------------------------------------------------------------------
                                                                                            7,423,118
-----------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES - 1.98%
IDACORP, Inc.                                                              106,200          3,339,990
Puget Energy, Inc. (1)                                                     141,600          3,310,608
WPS Resources Corp.                                                         37,500          2,166,000
-----------------------------------------------------------------------------------------------------
                                                                                            8,816,598
-----------------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT - 3.90%
Brady Corp., Class A                                                       144,800          4,952,160
Energizer Holdings, Inc. (1)*                                              114,300          7,303,770
Paxar Corp.*                                                               261,675          5,092,195
-----------------------------------------------------------------------------------------------------
                                                                                           17,348,125
-----------------------------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS - 2.09%
Anixter International, Inc. (1)*                                            96,500          4,010,540
Symbol Technologies, Inc. (1)                                              191,700          2,231,388
Vishay Intertechnology, Inc. (1)*                                          217,350          3,047,247
-----------------------------------------------------------------------------------------------------
                                                                                            9,289,175
-----------------------------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES - 1.26%
Superior Energy Services, Inc.*                                            262,250          5,596,415
-----------------------------------------------------------------------------------------------------
FOOD & DRUG RETAILING - 0.38%
Casey's General Stores, Inc.                                                78,800          1,714,688
-----------------------------------------------------------------------------------------------------
FOOD PRODUCTS - 0.02%
Brooklyn Cheesecake & Desserts Co., Inc.(2)*                               882,000             88,200
-----------------------------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES - 3.09%
Fisher Scientific International, Inc.(1)*                                   85,760          5,750,208
Invacare Corp.                                                              89,300          3,763,995
Sybron Dental Specialties, Inc.*                                           115,499          4,244,588
-----------------------------------------------------------------------------------------------------
                                                                                           13,758,791
-----------------------------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES - 7.58%
Accredo Health, Inc.*                                                       72,900          3,300,183
Beverly Enterprises, Inc. (1)*                                             132,900          1,686,501
Health Management Associates, Inc., Class A (1)                            177,400          4,222,120
IMS Health, Inc. (1)                                                       174,300          4,746,189
Manor Care, Inc. (1)                                                       136,250          5,172,050
Omnicare, Inc. (1)                                                         316,850         14,606,785
-----------------------------------------------------------------------------------------------------
                                                                                           33,733,828
-----------------------------------------------------------------------------------------------------
HOUSEHOLD DURABLES - 5.10%
American Greetings Corp., Class A (1)                                      248,250          6,315,480
Black & Decker Corp.                                                        80,300          7,251,893
Ethan Allen Interiors, Inc.                                                102,000          3,366,000
Mohawk Industries, Inc. (1)*                                                65,800          5,778,556
-----------------------------------------------------------------------------------------------------
                                                                                           22,711,929
-----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

UBS PACE SELECT ADVISORS TRUST

UBS PACE SMALL/MEDIUM CO VALUE EQUITY INVESTMENTS
PORTFOLIO OF INVESTMENTS - JULY 31, 2005

                                                                      NUMBER OF
SECURITY DESCRIPTION                                                    SHARES             VALUE
-----------------------------------------------------------------------------------------------------
COMMON STOCKS - (CONCLUDED)
INSURANCE - 8.85%
Ambac Financial Group, Inc. (1)                                            112,200   $      8,060,448
HCC Insurance Holdings, Inc. (1)                                           264,300          7,326,396
Horace Mann Educators Corp.                                                108,100          2,159,838
Markel Corp. (1)*                                                           22,800          7,660,800
MBIA, Inc. (1)                                                             128,100          7,780,794
Nationwide Financial Services, Inc., Class A                               108,650          4,300,367
SAFECO Corp.                                                                38,850          2,134,419
-----------------------------------------------------------------------------------------------------
                                                                                           39,423,062
-----------------------------------------------------------------------------------------------------
INTERNET & CATALOG RETAIL - 1.14%
Insight Enterprises, Inc.*                                                 249,900          5,097,960
-----------------------------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES - 0.44%
iPass, Inc. (1)*                                                           344,150          1,975,421
-----------------------------------------------------------------------------------------------------
IT CONSULTING & SERVICES - 0.67%
BearingPoint, Inc. (1)*                                                    361,900          2,971,199
-----------------------------------------------------------------------------------------------------
LEISURE EQUIPMENT & PRODUCTS - 3.24%
Hasbro, Inc.                                                               199,800          4,383,612
K2, Inc.*                                                                  457,550          6,085,415
Mattel, Inc. (1)                                                           211,650          3,947,273
-----------------------------------------------------------------------------------------------------
                                                                                           14,416,300
-----------------------------------------------------------------------------------------------------
MACHINERY - 7.12%
AGCO Corp. (1)*                                                            351,450          7,271,500
Harsco Corp.                                                                73,250          4,413,313
IDEX Corp. (1)                                                             152,800          6,674,304
Mueller Industries, Inc. (1)                                               213,800          6,260,064
Terex Corp. (1)*                                                            45,900          2,222,478
Timken Co. (1)                                                             183,750          4,863,862
-----------------------------------------------------------------------------------------------------
                                                                                           31,705,521
-----------------------------------------------------------------------------------------------------
MEDIA - 4.38%
Harte-Hanks, Inc.                                                           95,950          2,609,840
Interpublic Group of Cos., Inc. (1)*                                       334,700          4,183,750
Lee Enterprises, Inc.                                                      119,350          5,109,373
McClatchy Co., Class A                                                      76,800          5,111,040
Radio One, Inc., Class D (1)*                                              189,200          2,499,332
-----------------------------------------------------------------------------------------------------
                                                                                           19,513,335
-----------------------------------------------------------------------------------------------------
MULTI-UTILITIES - 0.61%
Avista Corp.                                                               143,500          2,732,240
-----------------------------------------------------------------------------------------------------
OIL & GAS - 1.42%
Spinnaker Exploration Co. (1)*                                              64,500          2,530,980
Whiting Petroleum Corp. (1)*                                                94,550          3,777,273
-----------------------------------------------------------------------------------------------------
                                                                                            6,308,253
-----------------------------------------------------------------------------------------------------
ROAD & RAIL - 1.66%
CSX Corp. (1)                                                              103,050   $      4,692,897
Swift Transportation Co., Inc. (1)*                                        121,750          2,677,283
-----------------------------------------------------------------------------------------------------
                                                                                            7,370,180
-----------------------------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS - 0.49%
MKS Instruments, Inc. (1)*                                                 113,800          2,174,718
-----------------------------------------------------------------------------------------------------
SOFTWARE - 1.13%
Cadence Design Systems, Inc.*                                              173,550          2,792,420
Sybase, Inc.*                                                              104,450          2,222,696
-----------------------------------------------------------------------------------------------------
                                                                                            5,015,116
-----------------------------------------------------------------------------------------------------
SPECIALTY RETAIL - 5.65%
Charming Shoppes, Inc. (1)*                                                264,000          3,096,720
Men's Wearhouse, Inc. (1)*                                                  61,200          2,200,752
RadioShack Corp.                                                           171,200          4,018,064
Regis Corp.                                                                 88,200          3,683,232
Sports Authority, Inc. (1)*                                                203,600          6,474,480
United Rentals, Inc. (1)*                                                  305,400          5,680,440
-----------------------------------------------------------------------------------------------------
                                                                                           25,153,688
-----------------------------------------------------------------------------------------------------
TEXTILES & APPAREL - 1.13%
Russell Corp.                                                              265,700          5,027,044
-----------------------------------------------------------------------------------------------------
Total Common Stocks (cost - $327,449,726)                                                 415,838,105
-----------------------------------------------------------------------------------------------------

                                                                     NUMBER OF
                                                                      WARRANTS
-----------------------------------------------------------------------------------------------------
WARRANTS - 0.00%
CONSUMER PRODUCTS - 0.00%
American Banknote Corp., strike price $10.00,
  expires 10/01/07 (2)++                                                       122                  0
American Banknote Corp., strike price $12.50,
  expires 10/01/07 (2)++                                                       122                  0
-----------------------------------------------------------------------------------------------------
                                                                                                    0
-----------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIALS - 0.00%
Imperial Credit Industries, Inc., strike price $2.15,
  expires 01/31/08 (2)++                                                     4,914                  0
-----------------------------------------------------------------------------------------------------
Total Warrants (cost - $0)                                                                          0
-----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
130

UBS PACE SELECT ADVISORS TRUST

UBS PACE SMALL/MEDIUM CO VALUE EQUITY INVESTMENTS
PORTFOLIO OF INVESTMENTS - JULY 31, 2005

  PRINCIPAL
    AMOUNT                                                                       MATURITY     INTEREST
    (000)                                                                          DATE         RATES           VALUE
---------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT - 7.42%
$       33,029   Repurchase Agreement dated 07/29/05 with State Street
                   Bank & Trust Co., collateralized by $4,721,779 U.S.
                   Treasury Bills, zero coupon due 08/25/05, $20,876,528
                   U.S. Treasury Bonds, 5.500% to 6.250% due 02/15/26 to
                   05/15/30 and $3,449,539 U.S. Treasury Notes, 1.625% to
                   5.875% due 10/31/05 to 05/15/07; (value - $33,690,024);
                   proceeds: $33,037,147 (cost - $33,029,000)                     8/01/05         2.960%  $      33,029,000

  NUMBER OF
    SHARES
    (000)
---------------------------------------------------------------------------------------------------------------------------
INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LOANED - 24.15%
MONEY MARKET FUNDS+ - 24.15%
             7   AIM Liquid Assets Portfolio                                                      3.241               6,968
        21,087   Barclays Prime Money Market Fund                                                 3.225          21,086,516
             1   BlackRock Provident Institutional TempFund                                       3.146                 707
~            0   Deutsche Cash Reserve Institutional Fund                                         3.175                 134
        10,046   Dreyfus Institutional Cash Advantage Fund                                        3.220          10,046,200
           163   Scudder Money Market Series                                                      3.220             162,774
        76,245   UBS Private Money Market Fund LLC**                                              3.196          76,244,751
---------------------------------------------------------------------------------------------------------------------------
Total Money Market Funds (cost - $107,548,050)                                                                  107,548,050
---------------------------------------------------------------------------------------------------------------------------
Total Investments (cost - $468,026,776) - 124.96%                                                               556,415,155
Liabilities in excess of other assets - (24.96)%                                                               (111,151,463)
---------------------------------------------------------------------------------------------------------------------------
Net Assets - 100.00%                                                                                      $     445,263,692
---------------------------------------------------------------------------------------------------------------------------

*    Non-Income producing security.
+    Interest rates shown reflect yield at July 31, 2005.
++ Security is being fair valued by a valuation committee under the direction of the board of trustees.
~    Amount represents less than 500 shares.
(1)  Security, or portion thereof, was on loan at July 31, 2005.
(2)  Illiquid securities representing 0.02% of net assets as of July 31, 2005.
** The table below details the Portfolio's transaction activity in affiliated issuers for the year ended July 31, 2005.

                                                                                                                 INCOME
                                                                                                               EARNED FROM
                                                             PURCHASES         SALES                          AFFILIATE FOR
                                                            DURING THE       DURING THE                         THE YEAR
                                             VALUE AT       YEAR ENDED       YEAR ENDED        VALUE AT          ENDED
SECURITY DESCRIPTION                         7/31/04         07/31/05         07/31/05         07/31/05         07/31/05
----------------------------------------------------------------------------------------------------------------------------
UBS Private Money Market Fund LLC        $    18,809,139  $   489,747,614  $   432,312,002  $    76,244,751  $         9,866

                 See accompanying notes to financial statements

--------------------------------------------------------------------------------

UBS PACE SELECT ADVISORS TRUST

UBS PACE SMALL/MEDIUM CO GROWTH EQUITY INVESTMENTS
PORTFOLIO OF INVESTMENTS - JULY 31, 2005

                                                                      NUMBER OF
SECURITY DESCRIPTION                                                    SHARES             VALUE
-----------------------------------------------------------------------------------------------------
COMMON STOCKS - 96.40%
AEROSPACE & DEFENSE - 1.09%
Engineered Support Systems, Inc.                                           127,450   $      4,713,101
-----------------------------------------------------------------------------------------------------
AIR FREIGHT & COURIERS - 1.37%
UTI Worldwide, Inc.                                                         82,700          5,901,472
-----------------------------------------------------------------------------------------------------
AUTO COMPONENTS - 0.47%
Gentex Corp.                                                               114,800          2,045,736
-----------------------------------------------------------------------------------------------------
BANKS - 4.62%
City National Corp.                                                         79,200          5,787,144
Downey Financial Corp. (1)                                                  60,800          4,708,352
Sovereign Bancorp, Inc. (1)                                                393,100          9,430,469
-----------------------------------------------------------------------------------------------------
                                                                                           19,925,965
-----------------------------------------------------------------------------------------------------
BIOTECHNOLOGY - 10.51%
Amylin Pharmaceuticals, Inc. (1)*                                          289,200          5,396,472
CV Therapeutics, Inc. (1)*                                                 384,500         10,831,365
Encysive Pharmaceuticals, Inc.*                                            378,500          4,810,735
Invitrogen Corp. (1)*                                                       98,400          8,439,768
Protein Design Labs, Inc. (1)*                                             314,700          7,172,013
Rigel Pharmaceuticals, Inc.*                                               191,600          4,147,182
Telik, Inc.*                                                               268,600          4,566,200
-----------------------------------------------------------------------------------------------------
                                                                                           45,363,735
-----------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES - 3.26%
Bright Horizons Family Solutions, Inc.*                                    126,500          5,791,170
Resources Connection, Inc. (1)*                                            276,300          8,289,000
-----------------------------------------------------------------------------------------------------
                                                                                           14,080,170
-----------------------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT - 2.30%
Avocent Corp.*                                                             112,400          3,918,264
C-COR.net Corp. (1)*                                                       721,100          6,006,763
-----------------------------------------------------------------------------------------------------
                                                                                            9,925,027
-----------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIALS - 1.36%
Affiliated Managers Group, Inc. (1)*                                        82,200          5,860,860
-----------------------------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.42%
Intersil Corp., Class A (1)                                                169,900          3,290,963
TTM Technologies, Inc.*                                                    399,200          2,830,328
-----------------------------------------------------------------------------------------------------
                                                                                            6,121,291
-----------------------------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES - 5.63%
Animas Corp. (1)*                                                          312,400          6,538,532
Fisher Scientific International, Inc.(1)*                                   98,000          6,570,900
Immucor, Inc.*                                                             234,050          6,429,353
Micrus Endovascular Corp. (1)*                                             384,500          4,729,350
-----------------------------------------------------------------------------------------------------
                                                                                           24,268,135
-----------------------------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES - 3.18%
Express Scripts, Inc. (1)*                                                 114,600          5,993,580
First Horizon Pharmaceutical Corp. (1)*                                    363,200          7,728,896
-----------------------------------------------------------------------------------------------------
                                                                                           13,722,476
-----------------------------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE - 8.77%
Cheesecake Factory, Inc. (1)*                                              187,705   $      6,712,331
Four Seasons Hotels, Inc. (1)                                              106,200          7,062,300
P.F. Chang's China Bistro, Inc. (1)*                                       107,400          6,120,726
Royal Caribbean Cruises Ltd. (1)                                            90,400          4,108,680
Sonic Corp.*                                                               211,093          6,398,229
Wynn Resorts Ltd. (1)*                                                     132,200          7,442,860
-----------------------------------------------------------------------------------------------------
                                                                                           37,845,126
-----------------------------------------------------------------------------------------------------
HOUSEHOLD DURABLES - 2.58%
Hovnanian Enterprises, Inc., Class A (1)*                                   96,000          6,785,280
TurboChef Technologies, Inc. (1)*                                          249,400          4,322,102
-----------------------------------------------------------------------------------------------------
                                                                                           11,107,382
-----------------------------------------------------------------------------------------------------
INSURANCE - 2.44%
PartnerRe Ltd. (1)                                                          98,300          6,371,806
UnumProvident Corp. (1)                                                    216,400          4,144,060
-----------------------------------------------------------------------------------------------------
                                                                                           10,515,866
-----------------------------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES - 2.37%
Akamai Technologies, Inc. (1)*                                             338,000          5,161,260
Check Point Software Technologies Ltd. (1)*                                225,300          5,076,009
-----------------------------------------------------------------------------------------------------
                                                                                           10,237,269
-----------------------------------------------------------------------------------------------------
IT CONSULTING & SERVICES - 3.36%
Perot Systems Corp., Class A*                                              448,800          6,319,104
Satyam Computer Services Ltd., ADR (1)                                     285,600          8,162,448
-----------------------------------------------------------------------------------------------------
                                                                                           14,481,552
-----------------------------------------------------------------------------------------------------
LEISURE EQUIPMENT & PRODUCTS - 0.52%
Orange 21, Inc.*                                                           353,400          2,254,692
-----------------------------------------------------------------------------------------------------
MEDIA - 4.06%
Getty Images, Inc. (1)*                                                     79,500          6,419,625
Lamar Advertising Co., Class A (1)*                                        205,200          9,030,852
XM Satellite Radio Holdings, Inc., Class A (1)*                             57,500          2,048,725
-----------------------------------------------------------------------------------------------------
                                                                                           17,499,202
-----------------------------------------------------------------------------------------------------
METALS & MINING - 1.18%
Allegheny Technologies, Inc.                                               175,500          5,101,785
-----------------------------------------------------------------------------------------------------
PHARMACEUTICALS - 4.06%
American Pharmaceutical Partners, Inc. (1)*                                 98,800          4,484,532
Barr Pharmaceuticals, Inc.*                                                 82,550          3,914,521
Medicis Pharmaceutical Corp., Class A (1)                                  116,900          3,965,248
MGI Pharma, Inc. (1)*                                                      173,200          4,728,360
POZEN, Inc.*                                                                53,300            439,725
-----------------------------------------------------------------------------------------------------
                                                                                           17,532,386
-----------------------------------------------------------------------------------------------------
REAL ESTATE - 1.15%
Host Marriott Corp. (1)                                                    266,800          4,975,820
-----------------------------------------------------------------------------------------------------
ROAD & RAIL - 1.00%
J.B. Hunt Transport Services, Inc. (1)                                     220,500          4,328,415
-----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
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UBS PACE SMALL/MEDIUM CO GROWTH EQUITY INVESTMENTS
PORTFOLIO OF INVESTMENTS - JULY 31, 2005

                                                                      NUMBER OF
SECURITY DESCRIPTION                                                    SHARES             VALUE
-----------------------------------------------------------------------------------------------------
COMMON STOCKS - (CONCLUDED)
SEMICONDUCTOR EQUIPMENT & PRODUCTS - 5.56%
Cymer, Inc. (1)*                                                           161,100   $      5,590,170
FormFactor, Inc.*                                                           37,000            967,180
Lam Research Corp.*                                                        168,300          4,788,135
Micrel, Inc.*                                                              314,700          3,804,723
O2Micro International Ltd.*                                                406,700          6,978,972
PMC-Sierra, Inc.*                                                          188,000          1,848,040
-----------------------------------------------------------------------------------------------------
                                                                                           23,977,220
-----------------------------------------------------------------------------------------------------
SOFTWARE - 10.47%
Amdocs Ltd. (1)*                                                           229,500          6,813,855
Cadence Design Systems, Inc. (1)*                                          285,400          4,592,086
Citrix Systems, Inc.*                                                      149,800          3,569,734
FARO Technologies, Inc. (1)*                                               216,400          5,124,352
Informatica Corp.*                                                         425,200          4,494,364
Jack Henry & Associates, Inc.                                              321,200          6,186,312
Mercury Interactive Corp. (1)*                                             122,500          4,822,825
SafeNet, Inc. (1)*                                                         140,900          4,817,371
TIBCO Software, Inc.*                                                      618,300          4,754,727
-----------------------------------------------------------------------------------------------------
                                                                                           45,175,626
-----------------------------------------------------------------------------------------------------
SPECIALTY RETAIL - 6.69%
American Eagle Outfitters, Inc. (1)                                        276,100   $      9,097,495
Design Within Reach, Inc.*                                                 114,200          2,129,830
PETsMART, Inc. (1)                                                         265,900          7,910,525
Urban Outfitters, Inc.*                                                     84,700          5,142,137
Williams-Sonoma, Inc. (1)*                                                 103,600          4,574,976
-----------------------------------------------------------------------------------------------------
                                                                                           28,854,963
-----------------------------------------------------------------------------------------------------
TEXTILES & APPAREL - 5.46%
Coach, Inc.*                                                               479,500         16,835,245
The Warnaco Group, Inc.*                                                   276,500          6,732,775
-----------------------------------------------------------------------------------------------------
                                                                                           23,568,020
-----------------------------------------------------------------------------------------------------
TRADING COMPANIES & DISTRIBUTORS - 1.52%
MSC Industrial Direct Co., Inc., Class A                                   169,800          6,569,562
-----------------------------------------------------------------------------------------------------
Total Common Stocks (cost - $320,472,934)                                                 415,952,854
-----------------------------------------------------------------------------------------------------

  PRINCIPAL
    AMOUNT                                                                       MATURITY     INTEREST
    (000)                                                                          DATE         RATES
---------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT - 4.47%
$       19,265   Repurchase Agreement dated 07/29/05 with State Street
                   Bank & Trust Co., collateralized by $2,754,097
                   U.S. Treasury Bills, zero coupon due 08/25/05, $12,176,763
                   U.S. Treasury Bonds, 5.500% to 6.250% due 02/15/26 to
                   05/15/30 and $2,012,031 U.S. Treasury Notes, 1.625% to
                   5.875% due 10/31/05 to 05/15/07; (value-$19,650,559);
                   proceeds: $19,269,752 (cost - $19,265,000)                    08/01/05         2.960%         19,265,000

--------------------------------------------------------------------------------
                                                                             133
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UBS PACE SMALL/MEDIUM CO GROWTH EQUITY INVESTMENTS
PORTFOLIO OF INVESTMENTS - JULY 31, 2005

   NUMBER OF
     SHARES                                                                                     INTEREST
     (000)                                                                                        RATES           VALUE
---------------------------------------------------------------------------------------------------------------------------
INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LOANED - 36.97%
MONEY MARKET FUNDS+ - 36.97%
             8   AIM Liquid Assets Portfolio                                                      3.241%  $           7,924
        19,535   Barclays Prime Money Market Fund                                                 3.225          19,535,044
~            0   BlackRock Provident Institutional TempFund                                       3.146                  59
            84   Dreyfus Institutional Cash Advantage Fund                                        3.220              84,152
            61   Scudder Money Market Series                                                      3.220              61,143
       139,820   UBS Private Money Market Fund LLC**                                              3.196         139,819,700
---------------------------------------------------------------------------------------------------------------------------
Total Money Market Funds (cost - $159,508,022)                                                                  159,508,022
---------------------------------------------------------------------------------------------------------------------------
Total Investments (cost - $499,245,956) - 137.84%                                                               594,725,876
Liabilities in excess of other assets - (37.84)%                                                               (163,249,814)
---------------------------------------------------------------------------------------------------------------------------
Net Assets - 100.00%                                                                                      $     431,476,062
---------------------------------------------------------------------------------------------------------------------------

*    Non-Income producing security.
(1)  Security, or portion thereof, was on loan at July 31, 2005.
+    Interest rates shown reflect yield at July 31, 2005.
~    Amount represents less than 500 shares.
ADR  American Depositary Receipt.

** The table below details the Portfolio's transaction activity in affiliated issuers for the year ended July 31, 2005.

                                                                                                                 INCOME
                                                                                                               EARNED FROM
                                                             PURCHASES         SALES                          AFFILIATE FOR
                                                            DURING THE       DURING THE                         THE YEAR
                                             VALUE AT       YEAR ENDED       YEAR ENDED        VALUE AT          ENDED
SECURITY DESCRIPTION                         7/31/04          07/31/05        07/31/05         07/31/05         07/31/05
----------------------------------------------------------------------------------------------------------------------------
UBS Private Money Market Fund LLC        $    80,045,105  $   641,772,649  $   581,998,054  $   139,819,700  $        47,535

                 See accompanying notes to financial statements
--------------------------------------------------------------------------------
134
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UBS PACE INTERNATIONAL EQUITY INVESTMENTS
PORTFOLIO OF INVESTMENTS - JULY 31, 2005

                                                                      NUMBER OF
SECURITY DESCRIPTION                                                    SHARES             VALUE
-----------------------------------------------------------------------------------------------------
COMMON STOCKS - 95.84%
AUSTRALIA - 5.26%
AIR FREIGHT & COURIERS - 0.01%
Toll Holdings Ltd.                                                           7,300   $         75,014
-----------------------------------------------------------------------------------------------------
AIRLINES - 0.02%
Qantas Airways Ltd.                                                         65,492            165,260
-----------------------------------------------------------------------------------------------------
BANKS - 1.74%
Australia & New Zealand Banking Group Ltd.                                  55,121            899,060
Commonwealth Bank of Australia                                              37,728          1,120,052
Macquarie Bank Ltd.                                                          6,900            330,394
National Australia Bank Ltd. (1)                                           420,946          9,998,125
Suncorp-Metway Ltd.                                                         19,974            309,849
Westpac Banking Corp. (1)                                                   55,186            828,396
-----------------------------------------------------------------------------------------------------
                                                                                           13,485,876
-----------------------------------------------------------------------------------------------------
BEVERAGES - 0.85%
Coc-Cola Amatil Ltd.                                                        12,203             72,437
Foster's Group Ltd.                                                      1,502,801          6,236,433
Lion Nathan Ltd.                                                            19,500            108,460
Lion Nathan Ltd.                                                            28,104            158,067
-----------------------------------------------------------------------------------------------------
                                                                                            6,575,397
-----------------------------------------------------------------------------------------------------
CHEMICALS - 0.02%
Orica Ltd.                                                                  11,600            168,926
-----------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES - 0.05%
Brambles Industries Ltd. (1)                                                44,396            280,406
Computershare Ltd.                                                          23,400            109,557
-----------------------------------------------------------------------------------------------------
                                                                                              389,963
-----------------------------------------------------------------------------------------------------
CONSTRUCTION & ENGINEERING - 0.02%
Leighton Holdings Ltd.                                                      15,300            146,522
-----------------------------------------------------------------------------------------------------
CONSTRUCTION MATERIALS - 0.04%
CSR Ltd.                                                                    37,006             73,691
Rinker Group Ltd.                                                           24,267            278,322
-----------------------------------------------------------------------------------------------------
                                                                                              352,013
-----------------------------------------------------------------------------------------------------
CONTAINERS & PACKAGING - 0.45%
Amcor Ltd.                                                                 649,419          3,460,072
-----------------------------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.70%
Telstra Corp. Ltd. (1)                                                   1,408,358          5,427,042
-----------------------------------------------------------------------------------------------------
FOOD & DRUG RETAILING - 0.51%
Coles Myer Ltd.                                                            523,451          3,751,715
Woolworths Ltd.                                                             19,169            238,938
-----------------------------------------------------------------------------------------------------
                                                                                            3,990,653
-----------------------------------------------------------------------------------------------------
GAS UTILITIES - 0.01%
Australian Gas Light Co. Ltd.                                               11,000            119,723
-----------------------------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES - 0.01%
Cochlear Ltd.                                                                1,900             58,385
-----------------------------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE - 0.05%
Aristocrat Leisure Ltd.                                                     10,000   $         94,550
TABCORP Holdings Ltd.                                                       21,792            263,683
-----------------------------------------------------------------------------------------------------
                                                                                              358,233
-----------------------------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES - 0.07%
Wesfarmers Ltd.                                                             17,468            529,734
-----------------------------------------------------------------------------------------------------
INSURANCE - 0.10%
AMP Ltd.                                                                    46,304            238,611
AXA Asia Pacific Holdings Ltd.                                              17,752             60,311
Insurance Australia Group Ltd.                                              55,799            259,125
QBE Insurance Group Ltd.                                                    18,300            235,478
-----------------------------------------------------------------------------------------------------
                                                                                              793,525
-----------------------------------------------------------------------------------------------------
MEDIA - 0.01%
John Fairfax Holdings Ltd.                                                  20,400             68,377
-----------------------------------------------------------------------------------------------------
METALS & MINING - 0.29%
Alumina Ltd.                                                                33,983            149,807
BHP Billiton Ltd.                                                           93,697          1,378,711
BlueScope Steel Ltd.                                                        20,300            145,341
Iluka Resources Ltd.                                                        27,619            172,973
Newcrest Mining Ltd.                                                           379              4,721
Rio Tinto Ltd. (1)                                                          10,876            406,041
-----------------------------------------------------------------------------------------------------
                                                                                            2,257,594
-----------------------------------------------------------------------------------------------------
OIL & GAS - 0.07%
Origin Energy Ltd.                                                          24,252            134,743
Santos Ltd.                                                                 24,890            202,419
Woodside Petroleum Ltd.                                                      7,683            176,644
-----------------------------------------------------------------------------------------------------
                                                                                              513,806
-----------------------------------------------------------------------------------------------------
PHARMACEUTICALS - 0.05%
CSL Ltd.                                                                     8,991            238,357
Mayne Group Ltd.                                                            36,300            134,914
-----------------------------------------------------------------------------------------------------
                                                                                              373,271
-----------------------------------------------------------------------------------------------------
REAL ESTATE - 0.16%
General Property Trust                                                      86,913            252,342
Lend Lease Corp. Ltd.                                                       15,600            155,087
Mirvac Group                                                                32,200             93,244
Stockland                                                                   58,920            256,602
Westfield Group                                                             36,133            494,332
-----------------------------------------------------------------------------------------------------
                                                                                            1,251,607
-----------------------------------------------------------------------------------------------------
TRANSPORTATION INFRASTRUCTURE - 0.03%
Patrick Corp. Ltd.                                                          18,200             80,369
Transurban Group                                                            33,514            182,382
                                                                                              262,751
-----------------------------------------------------------------------------------------------------
Total Australia Common Stocks                                                              40,823,744
-----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                             135
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UBS PACE INTERNATIONAL EQUITY INVESTMENTS
PORTFOLIO OF INVESTMENTS - JULY 31, 2005

                                                                      NUMBER OF
SECURITY DESCRIPTION                                                    SHARES             VALUE
-----------------------------------------------------------------------------------------------------
COMMON STOCKS - (CONTINUED)
AUSTRIA - 0.82%
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.03%
Telekom Austria AG                                                           9,633   $        195,051
-----------------------------------------------------------------------------------------------------
OIL & GAS - 0.79%
OMV AG                                                                     131,772          6,146,187
-----------------------------------------------------------------------------------------------------
Total Austria Common Stocks                                                                 6,341,238
-----------------------------------------------------------------------------------------------------
BELGIUM - 1.74%
BANKS - 0.54%
KBC Bancassurance Holding                                                   52,496          4,192,503
-----------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIALS - 0.84%
Fortis (1)                                                                 206,360          6,045,806
Fortis                                                                      16,300            477,745
-----------------------------------------------------------------------------------------------------
                                                                                            6,523,551
-----------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES - 0.36%
Electrabel SA                                                                6,084          2,773,442
-----------------------------------------------------------------------------------------------------
Total Belgium Common Stocks                                                                13,489,496
-----------------------------------------------------------------------------------------------------
BRAZIL - 0.45%
OIL & GAS - 0.45%
Petroleo Brasileiro SA, ADR (1)                                             75,760          3,463,747
-----------------------------------------------------------------------------------------------------
DENMARK - 0.08%
BANKS - 0.08%
Danske Bank AS                                                              19,600            612,754
-----------------------------------------------------------------------------------------------------
PHARMACEUTICALS - 0.00%
Novo-Nordisk AS                                                                395             20,453
-----------------------------------------------------------------------------------------------------
Total Denmark Common Stocks                                                                   633,207
-----------------------------------------------------------------------------------------------------
FINLAND - 1.07%
COMMUNICATIONS EQUIPMENT - 0.30%
Nokia Oyj                                                                  147,707          2,362,861
-----------------------------------------------------------------------------------------------------
IT CONSULTING & SERVICES - 0.13%
Tietoenator Oyj                                                             29,953            978,688
-----------------------------------------------------------------------------------------------------
MACHINERY - 0.16%
Metso Oyj                                                                   47,198          1,137,982
Wartsila Corp., B Shares                                                     2,206             68,087
-----------------------------------------------------------------------------------------------------
                                                                                            1,206,069
-----------------------------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS - 0.48%
Stora Enso Oyj                                                              13,804            183,264
UPM-Kymmene Oyj                                                            184,000          3,582,636
                                                                                            3,765,900
-----------------------------------------------------------------------------------------------------
Total Finland Common Stocks                                                                 8,313,518
-----------------------------------------------------------------------------------------------------
FRANCE - 8.42%
AEROSPACE & DEFENSE - 0.09%
Thales SA                                                                   17,070   $        694,592
-----------------------------------------------------------------------------------------------------
AIRLINES - 0.09%
Air France-KLM (1)                                                          44,267            725,881
-----------------------------------------------------------------------------------------------------
AUTO COMPONENTS - 0.05%
Compagnie Generale des Etablissements Michelin                               6,218            384,055
-----------------------------------------------------------------------------------------------------
AUTOMOBILES - 0.37%
Peugeot SA                                                                  19,316          1,245,842
Renault SA*                                                                 17,717          1,626,910
-----------------------------------------------------------------------------------------------------
                                                                                            2,872,752
-----------------------------------------------------------------------------------------------------
BANKS - 1.57%
BNP Paribas SA                                                              42,076          3,048,571
Credit Agricole SA (1)                                                      44,376          1,218,709
Societe Generale                                                            72,406          7,937,306
-----------------------------------------------------------------------------------------------------
                                                                                           12,204,586
-----------------------------------------------------------------------------------------------------
BEVERAGES - 0.10%
Pernod-Ricard (1)*                                                           4,637            777,825
-----------------------------------------------------------------------------------------------------
BUILDING PRODUCTS - 0.62%
Cie de Saint-Gobain                                                         80,289          4,832,269
-----------------------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT - 0.03%
Alcatel SA*                                                                 19,105            233,683
-----------------------------------------------------------------------------------------------------
CONSTRUCTION & ENGINEERING - 0.70%
Eiffage SA                                                                   3,374            310,441
Vinci SA (1)                                                                63,507          5,152,873
-----------------------------------------------------------------------------------------------------
                                                                                            5,463,314
-----------------------------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.21%
France Telecom                                                              51,280          1,586,457
-----------------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT - 0.02%
Schneider Electric SA                                                        2,157            169,907
-----------------------------------------------------------------------------------------------------
FOOD & DRUG RETAILING - 0.13%
Carrefour SA                                                                22,010          1,041,040
-----------------------------------------------------------------------------------------------------
FOOD PRODUCTS - 0.04%
Groupe Danone                                                                3,297            326,784
-----------------------------------------------------------------------------------------------------
HOUSEHOLD DURABLES - 0.03%
Thomson                                                                      8,526            193,659
-----------------------------------------------------------------------------------------------------
INSURANCE - 0.18%
Axa                                                                         49,888          1,365,845
-----------------------------------------------------------------------------------------------------
IT CONSULTING & SERVICES - 0.09%
Cap Gemini SA*                                                              21,372            718,559
-----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
136
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UBS PACE INTERNATIONAL EQUITY INVESTMENTS
PORTFOLIO OF INVESTMENTS - JULY 31, 2005

                                                                      NUMBER OF
SECURITY DESCRIPTION                                                    SHARES             VALUE
-----------------------------------------------------------------------------------------------------
COMMON STOCKS - (CONTINUED)
FRANCE - (CONCLUDED)
MACHINERY - 0.51%
Vallourec SA (1)                                                            10,776   $      3,924,105
-----------------------------------------------------------------------------------------------------
MEDIA - 0.60%
Lagardere S.C.A.                                                             8,614            623,072
Societe Television Francaise 1*                                              9,410            263,115
Vivendi Universal SA                                                       117,949          3,760,754
-----------------------------------------------------------------------------------------------------
                                                                                            4,646,941
-----------------------------------------------------------------------------------------------------
METALS & MINING - 0.12%
Arcelor                                                                     43,174            932,407
-----------------------------------------------------------------------------------------------------
MULTI-UTILITIES - 0.10%
Suez SA                                                                     26,572            731,045
-----------------------------------------------------------------------------------------------------
OIL & GAS - 1.48%
Total SA                                                                    45,679         11,485,193
-----------------------------------------------------------------------------------------------------
PERSONAL PRODUCTS - 0.20%
L'Oreal SA                                                                  19,612          1,550,794
-----------------------------------------------------------------------------------------------------
PHARMACEUTICALS - 0.47%
Sanofi-Synthelabo SA                                                        42,121          3,650,430
-----------------------------------------------------------------------------------------------------
TEXTILES & APPAREL - 0.62%
LVMH Moet Hennessy Louis Vuitton SA                                         58,133          4,840,404
-----------------------------------------------------------------------------------------------------
Total France Common Stocks                                                                 65,352,527
-----------------------------------------------------------------------------------------------------
GERMANY - 6.05%
AIR FREIGHT & COURIERS - 0.07%
Deutsche Post AG*                                                           22,546            560,308
-----------------------------------------------------------------------------------------------------
AUTOMOBILES - 0.19%
Bayerische Motoren Werke (BMW) AG*                                           8,909            419,435
DaimlerChrysler AG*                                                         21,761          1,060,452
-----------------------------------------------------------------------------------------------------
                                                                                            1,479,887
-----------------------------------------------------------------------------------------------------
BANKS - 0.84%
Bayerische Hypo-und Vereinsbank AG*                                        139,482          3,676,455
Commerzbank AG                                                              22,641            506,842
Deutsche Bank AG                                                            27,223          2,364,250
-----------------------------------------------------------------------------------------------------
                                                                                            6,547,547
-----------------------------------------------------------------------------------------------------
CHEMICALS - 1.09%
BASF AG                                                                     20,835          1,483,005
Bayer AG                                                                   194,013          6,947,198
-----------------------------------------------------------------------------------------------------
                                                                                            8,430,203
-----------------------------------------------------------------------------------------------------
CONSTRUCTION MATERIALS - 0.05%
HeidelbergCement AG*                                                         5,288            382,815
-----------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIALS - 0.09%
Deutsche Boerse AG*                                                          8,179            719,664
-----------------------------------------------------------------------------------------------------
GERMANY - (CONCLUDED)
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.80%
Deutsche Telekom AG*                                                       313,369   $      6,230,976
-----------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES - 0.34%
E.ON AG*                                                                    28,720          2,665,196
-----------------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT - 0.16%
Siemens AG                                                                  15,741          1,216,976
-----------------------------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES - 0.05%
Celesio AG                                                                   4,774            384,283
-----------------------------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE - 0.07%
TUI AG*                                                                     20,706            544,007
-----------------------------------------------------------------------------------------------------
INSURANCE - 0.26%
Allianz AG                                                                  15,632          1,990,261
-----------------------------------------------------------------------------------------------------
MACHINERY - 0.03%
Heidelberger Druckmaschinen AG                                               7,598            254,534
-----------------------------------------------------------------------------------------------------
MEDIA - 0.07%
Premiere AG*                                                                14,977            513,191
-----------------------------------------------------------------------------------------------------
METALS & MINING - 0.06%
ThyssenKrupp AG                                                             26,006            489,301
-----------------------------------------------------------------------------------------------------
MULTI-UTILITIES - 1.61%
RWE AG                                                                     186,023         12,486,160
-----------------------------------------------------------------------------------------------------
PHARMACEUTICALS - 0.11%
Schering AG                                                                 13,221            833,457
-----------------------------------------------------------------------------------------------------
SOFTWARE - 0.14%
SAP AG*                                                                      6,511          1,121,517
-----------------------------------------------------------------------------------------------------
SPECIALTY RETAIL - 0.02%
Douglas Holding AG                                                           3,515            135,172
-----------------------------------------------------------------------------------------------------
Total Germany Common Stocks                                                                46,985,455
-----------------------------------------------------------------------------------------------------
GREECE - 1.07%
BANKS - 0.55%
Alpha Bank A.E.                                                             10,250            286,354
National Bank of Greece SA                                                 107,880          3,959,923
-----------------------------------------------------------------------------------------------------
                                                                                            4,246,277
-----------------------------------------------------------------------------------------------------
BUILDING PRODUCTS-CEMENT - 0.40%
Titan Cement Co.                                                            91,966          3,125,550
-----------------------------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.00%
Hellenic Telecommunications Organization SA                                  1,000             20,382
-----------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES - 0.08%
Public Power Corp.                                                          23,653            589,542
-----------------------------------------------------------------------------------------------------
GAMING - 0.04%
OPAP SA                                                                     10,396            339,427
-----------------------------------------------------------------------------------------------------
Total Greece Common Stocks                                                                  8,321,178
-----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

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UBS PACE INTERNATIONAL EQUITY INVESTMENTS
PORTFOLIO OF INVESTMENTS - JULY 31, 2005

                                                                      NUMBER OF
SECURITY DESCRIPTION                                                    SHARES             VALUE
-----------------------------------------------------------------------------------------------------
COMMON STOCKS - (CONTINUED)
HONG KONG - 2.46%
AIRLINES - 0.01%
Cathay Pacific Airways Ltd.                                                 33,000   $         61,336
-----------------------------------------------------------------------------------------------------
BANKS - 0.06%
Bank of East Asia Ltd.                                                      66,200            200,957
BOC Hong Kong Holdings Ltd. (1)                                             43,000             86,836
Hang Seng Bank Ltd.                                                         12,900            178,374
-----------------------------------------------------------------------------------------------------
                                                                                              466,167
-----------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIALS - 0.05%
Hong Kong Exchanges & Clearing Ltd.                                         41,000            127,888
Swire Pacific Ltd.                                                          30,000            286,710
-----------------------------------------------------------------------------------------------------
                                                                                              414,598
-----------------------------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.00%
China Netcom Group Corp. (Hong Kong) Ltd.                                    7,323             11,162
-----------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES - 0.55%
CLP Holdings Ltd.                                                           67,000            387,380
Hong Kong Electric Holdings                                                810,000          3,854,960
-----------------------------------------------------------------------------------------------------
                                                                                            4,242,340
-----------------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT - 0.00%
Johnson Electric Holdings Ltd.                                              11,000             10,541
-----------------------------------------------------------------------------------------------------
GAS UTILITIES - 0.02%
Hong Kong & China Gas                                                       61,069            127,253
-----------------------------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE - 0.01%
Shangri-La Asia Ltd. (1)                                                    44,000             77,537
-----------------------------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES - 0.58%
Hutchison Whampoa Ltd.                                                     457,863          4,475,919
-----------------------------------------------------------------------------------------------------
MEDIA - 0.01%
Television Broadcasts Ltd.                                                  12,000             72,160
-----------------------------------------------------------------------------------------------------
OIL & GAS - 0.00%
CNOOC Ltd.                                                                  38,499             26,246
-----------------------------------------------------------------------------------------------------
REAL ESTATE - 0.61%
Cheung Kong Holdings Ltd.                                                   38,500            415,238
Hang Lung Properties Ltd.                                                   34,000             54,011
Henderson Land Development                                                  41,000            207,784
Hysan Development Co. Ltd.                                                  22,000             51,785
Sun Hung Kai Properties Ltd.                                                46,000            474,828
Wharf Holdings Ltd.                                                        951,000          3,553,528
-----------------------------------------------------------------------------------------------------
                                                                                            4,757,174
-----------------------------------------------------------------------------------------------------
ROAD & RAIL - 0.01%
MTR Corp.                                                                   25,500             52,808
-----------------------------------------------------------------------------------------------------
SPECIALTY RETAIL - 0.54%
Esprit Holdings Ltd.                                                       551,000   $      4,110,671
Yue Yuen Industrial Holdings                                                14,500             45,788
-----------------------------------------------------------------------------------------------------
                                                                                            4,156,459
-----------------------------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES - 0.01%
SmarTone Telecommunications Holdings Ltd.                                   99,500            112,626
-----------------------------------------------------------------------------------------------------
Total Hong Kong Common Stocks                                                              19,064,326
-----------------------------------------------------------------------------------------------------
INDIA - 0.37%
DIVERSIFIED FINANCIALS - 0.37%
ICICI Bank Ltd., ADR                                                       109,165          2,883,048
-----------------------------------------------------------------------------------------------------
INDONESIA - 0.24%
AUTOMOBILES - 0.24%
PT Astra International Tbk                                               1,363,500          1,835,615
-----------------------------------------------------------------------------------------------------
IRELAND - 0.81%
BANKS - 0.67%
Allied Irish Banks PLC                                                      68,214          1,478,983
Anglo Irish Bank Corp. PLC                                                 267,809          3,594,503
Bank of Ireland                                                             10,400            172,810
-----------------------------------------------------------------------------------------------------
                                                                                            5,246,296
-----------------------------------------------------------------------------------------------------
CONSTRUCTION MATERIALS - 0.11%
CRH PLC                                                                     30,168            855,628
-----------------------------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES - 0.03%
DCC PLC                                                                      9,663            214,790
-----------------------------------------------------------------------------------------------------
Total Ireland Common Stocks                                                                 6,316,714
-----------------------------------------------------------------------------------------------------
ITALY - 3.58%
AUTOMOBILES - 0.00%
Fiat SpA*                                                                    2,100             17,804
-----------------------------------------------------------------------------------------------------
BANKS - 1.85%
Banca Intesa SpA*                                                        1,835,714          8,941,302
Banche Popolari Unite Scrl                                                  13,043            264,414
Banco Popolare di Verona e Novara                                           11,300            202,315
Capitalia SpA*                                                              85,318            497,432
UniCredito Italiano SpA (1)*                                               832,133          4,416,981
-----------------------------------------------------------------------------------------------------
                                                                                           14,322,444
-----------------------------------------------------------------------------------------------------
CONSTRUCTION MATERIALS - 0.13%
Buzzi Unicem SpA (1)                                                        68,335          1,015,128
-----------------------------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.62%
Telecom Italia SpA                                                         238,560            781,647
Telecom Italia SpA                                                       1,481,311          3,994,391
-----------------------------------------------------------------------------------------------------
                                                                                            4,776,038
-----------------------------------------------------------------------------------------------------

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PORTFOLIO OF INVESTMENTS - JULY 31, 2005

                                                                      NUMBER OF
SECURITY DESCRIPTION                                                    SHARES             VALUE
-----------------------------------------------------------------------------------------------------
COMMON STOCKS - (CONTINUED)
ITALY - (CONCLUDED)
ELECTRIC UTILITIES - 0.01%
Enel SpA*                                                                    6,493   $         55,720
-----------------------------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE - 0.29%
Autogrill SpA                                                              157,311          2,229,879
-----------------------------------------------------------------------------------------------------
INSURANCE - 0.02%
Riunione Adriatica di Sicurta SpA (RAS)*                                     9,479            189,976
-----------------------------------------------------------------------------------------------------
MEDIA - 0.08%
Mediaset SpA*                                                               44,461            542,206
Seat Pagine Gialle SpA*                                                    239,847            106,190
-----------------------------------------------------------------------------------------------------
                                                                                              648,396
-----------------------------------------------------------------------------------------------------
OIL & GAS - 0.44%
ENI SpA                                                                    120,359          3,425,329
-----------------------------------------------------------------------------------------------------
TRANSPORTATION INFRASTRUCTURE - 0.14%
Autostrade SpA                                                              43,331          1,094,746
-----------------------------------------------------------------------------------------------------
Total Italy Common Stocks                                                                  27,775,460
-----------------------------------------------------------------------------------------------------
JAPAN - 18.94%
AIR FREIGHT & COURIERS - 0.03%
Yamato Transport Co. Ltd.                                                   19,000            253,401
-----------------------------------------------------------------------------------------------------
AUTO COMPONENTS - 0.51%
Bridgestone Corp.                                                            3,000             58,879
Denso Corp.                                                                161,500          3,911,615
-----------------------------------------------------------------------------------------------------
                                                                                            3,970,494
-----------------------------------------------------------------------------------------------------
AUTOMOBILES - 1.72%
Honda Motor Co. Ltd.                                                        35,500          1,830,501
Nissan Motor Co. Ltd.                                                      117,600          1,225,361
Toyota Motor Corp. (1)                                                     272,500         10,331,638
-----------------------------------------------------------------------------------------------------
                                                                                           13,387,500
-----------------------------------------------------------------------------------------------------
BANKS - 0.95%
77 Bank Ltd.                                                                 7,000             41,340
Bank of Fukuoka Ltd. (1)                                                    20,000            115,259
Bank of Kyoto Ltd. (1)                                                      40,000            331,148
Bank of Yokohama Ltd.                                                      415,000          2,362,014
Chiba Bank Ltd.                                                             39,000            252,241
Chugoku Bank Ltd.                                                           22,000            252,001
Gunma Bank Ltd.                                                              8,000             47,959
Joyo Bank Ltd.                                                              40,000            194,835
Mitsubishi Tokyo Financial Group, Inc. (1)                                     162          1,364,271
Sumitomo Mitsui Financial Group, Inc.                                          138            912,244
Sumitomo Trust & Banking Co. Ltd.                                           50,000            309,113
Suruga Bank Ltd.                                                             8,000             63,518
UFJ Holdings, Inc.*                                                            219          1,133,146
-----------------------------------------------------------------------------------------------------
                                                                                            7,379,089
-----------------------------------------------------------------------------------------------------
BEVERAGES - 0.12%
Asahi Breweries Ltd.                                                        45,600   $        515,819
ITO EN Ltd.                                                                  4,200            206,450
Kirin Brewery Co. Ltd.                                                      21,000            197,083
-----------------------------------------------------------------------------------------------------
                                                                                              919,352
-----------------------------------------------------------------------------------------------------
BUILDING PRODUCTS - 0.08%
Asahi Glass Co. Ltd.                                                        20,000            193,764
JS Group Corp.                                                              13,000            212,231
Nippon Sheet Glass Co. Ltd.                                                 12,000             49,672
PanaHome Corp.                                                              14,000             74,187
TOTO Ltd.                                                                   11,000             85,178
-----------------------------------------------------------------------------------------------------
                                                                                              615,032
-----------------------------------------------------------------------------------------------------
CHEMICALS - 0.81%
Asahi Kasei Corp.                                                          114,000            513,582
Daicel Chemical Industries Ltd.                                             18,000            101,004
Dainippon Ink and Chemicals, Inc.                                           68,000            207,467
JSR Corp. (1)                                                              176,400          3,501,405
Mitsubishi Chemical Corp.                                                  147,000            434,069
Mitsui Chemicals, Inc.                                                      97,000            589,295
Shin-Etsu Chemical Co. Ltd.                                                  1,200             45,604
Sumitomo Chemical Co. Ltd.                                                  29,000            148,499
Ube Industries Ltd.                                                        192,000            421,357
Zeon Corp. (1)                                                              41,900            346,877
-----------------------------------------------------------------------------------------------------
                                                                                            6,309,159
-----------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES - 0.06%
Benesse Corp.                                                                7,400            247,558
Nichii Gakkan Co.                                                            5,200            136,848
Secom Co. Ltd.                                                               1,300             57,871
Toppan Forms Co., Ltd.                                                       2,500             29,038
-----------------------------------------------------------------------------------------------------
                                                                                              471,315
-----------------------------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS - 0.49%
Elpida Memory, Inc.*                                                         1,100             37,486
Fujitsu Ltd.                                                               459,000          2,575,592
NEC Electronics Corp.                                                      128,000            656,586
Toshiba Corp. (1)                                                          128,000            499,005
-----------------------------------------------------------------------------------------------------
                                                                                            3,768,669
-----------------------------------------------------------------------------------------------------
CONSTRUCTION & ENGINEERING - 0.12%
COMSYS Holdings Corp.                                                       10,000             95,366
JGC Corp.                                                                   17,000            212,168
Kurita Water Industries Ltd.                                                20,700            328,703
Nishimatsu Construction Co. Ltd.                                            34,000            122,539
Obayashi Corp.                                                              26,000            146,590
Taisei Corp.                                                                10,000             33,275
-----------------------------------------------------------------------------------------------------
                                                                                              938,641
-----------------------------------------------------------------------------------------------------

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PORTFOLIO OF INVESTMENTS - JULY 31, 2005

                                                                      NUMBER OF
SECURITY DESCRIPTION                                                    SHARES             VALUE
-----------------------------------------------------------------------------------------------------
COMMON STOCKS - (CONTINUED)
JAPAN - (CONTINUED)
CONSTRUCTION MATERIALS - 0.03%
Taiheiyo Cement Corp.                                                       79,000   $        229,752
-----------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIALS - 1.48%
ACOM Co. Ltd.                                                                  910             57,233
Aiful Corp.                                                                  8,500            614,969
Daiwa Securities Group, Inc.                                               120,000            706,544
Hitachi Capital Corp.                                                        2,100             41,028
Hokuhoku Financial Group, Inc.                                              75,000            216,111
Mizuho Financial Group, Inc.                                                 1,184          5,355,172
Nomura Holdings Co. Ltd.                                                    75,900            901,903
Orix Corp.                                                                  24,400          3,617,717
Promise Co. Ltd.                                                               300             18,306
-----------------------------------------------------------------------------------------------------
                                                                                           11,528,983
-----------------------------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.15%
Nippon Telegraph & Telephone Corp. (NTT)                                       276          1,199,090
-----------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES - 0.35%
Chubu Electric Power Co., Inc.                                               4,800            116,259
Kansai Electric Power Co., Inc.                                             18,000            380,570
Kyushu Electric Power Co., Inc.                                             32,400            699,478
Tohoku Electric Power Co., Inc.                                              7,600            167,126
Tokyo Electric Power Co., Inc.                                              56,500          1,355,859
-----------------------------------------------------------------------------------------------------
                                                                                            2,719,292
-----------------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT - 0.63%
Fanuc Ltd. (1)                                                              13,200            942,058
Fujikura Ltd.                                                                  200              1,006
Mitsubishi Electric Corp.                                                  147,000            777,653
Nitto Denko Corp.                                                            6,400            352,844
Sumitomo Electric Industries Ltd.                                          247,700          2,786,473
-----------------------------------------------------------------------------------------------------
                                                                                            4,860,034
-----------------------------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.80%
Alps Electric Co. Ltd. (1)                                                  37,000            554,860
Casio Computer Co. Ltd.                                                      2,200             28,419
Citizen Watch Co. Ltd. (1)                                                  32,600            289,080
Hirose Electric Co. Ltd.                                                     1,000            104,197
Hitachi Chemical Co. Ltd.                                                    4,800             82,773
Hitachi Ltd.                                                               422,000          2,575,030
Hoya Corp.                                                                   3,300            408,029
Keyence Corp.                                                                  800            192,551
Kyocera Corp.                                                               11,100            785,253
Mabuchi Motor Co. Ltd.                                                       2,600            144,734
Nippon Electric Glass Co., Ltd.                                              4,000             60,235
Oki Electric Industry Co., Ltd.                                             24,000             79,218
Omron Corp.                                                                  1,800             38,539
Rohm Co. Ltd.                                                                6,100   $        555,065
TDK Corp.                                                                    4,100            282,368
-----------------------------------------------------------------------------------------------------
                                                                                            6,180,351
-----------------------------------------------------------------------------------------------------
FOOD & DRUG RETAILING - 0.04%
FamilyMart Co. Ltd.                                                          1,900             55,596
Seven-Eleven Japan Co. Ltd.                                                  4,900            136,821
York-Benimaru Co. Ltd.                                                       5,500            153,575
-----------------------------------------------------------------------------------------------------
                                                                                              345,992
-----------------------------------------------------------------------------------------------------
FOOD PRODUCTS - 0.05%
Ajinomoto Co., Inc.                                                         25,000            265,846
Katokichi Co., Ltd.                                                          7,500             50,984
Nissin Food Products Co. Ltd.                                                1,500             37,468
Yamazaki Baking Co. Ltd.                                                     3,000             24,809
-----------------------------------------------------------------------------------------------------
                                                                                              379,107
-----------------------------------------------------------------------------------------------------
GAS UTILITIES - 0.06%
Tokyo Gas Co. Ltd. (1)                                                     138,000            503,519
-----------------------------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES - 0.07%
Olympus Corp.                                                                2,000             40,501
Terumo Corp.                                                                17,100            480,530
-----------------------------------------------------------------------------------------------------
                                                                                              521,031
-----------------------------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES - 0.05%
MEDICEO Holdings Co., Ltd. (1)                                               7,300             93,517
Suzuken Co. Ltd.                                                            12,100            314,657
-----------------------------------------------------------------------------------------------------
                                                                                              408,174
-----------------------------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE - 0.02%
Namco Ltd.                                                                   8,600            124,671
-----------------------------------------------------------------------------------------------------
HOUSEHOLD DURABLES - 1.27%
Daiwa House Industry Co. Ltd.                                               16,000            180,276
Matsushita Electric Industrial Co. Ltd.                                    308,000          5,033,730
Matsushita Electric Works, Ltd.                                             10,000             84,214
Nintendo Co. Ltd.                                                            5,900            621,080
Sanyo Electric Co. Ltd. (1)                                                 93,000            230,644
Sekisui Chemical Co., Ltd.                                                 331,000          2,149,677
Sekisui House Ltd.                                                          16,000            162,005
Sharp Corp.                                                                 15,000            227,753
Sony Corp.                                                                  26,700            883,688
Sumitomo Forestry Co. Ltd.                                                  27,000            250,984
-----------------------------------------------------------------------------------------------------
                                                                                            9,824,051
-----------------------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS - 0.04%
Kao Corp.                                                                   11,000            252,197
Uni-Charm Corp.                                                                600             23,177
-----------------------------------------------------------------------------------------------------
                                                                                              275,374
-----------------------------------------------------------------------------------------------------

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PORTFOLIO OF INVESTMENTS - JULY 31, 2005

                                                                      NUMBER OF
SECURITY DESCRIPTION                                                    SHARES             VALUE
-----------------------------------------------------------------------------------------------------
COMMON STOCKS - (CONTINUED)
JAPAN - (CONTINUED)
INSURANCE - 0.61%
Millea Holdings, Inc.                                                          241   $      3,160,444
Mitsui Sumitomo Insurance Co. Ltd.                                          66,000            588,198
NIPPONKOA Insurance Co. Ltd.                                                53,000            341,844
Sompo Japan Insurance, Inc.                                                 62,000            591,266
T&D Holdings, Inc.                                                             700             33,284
-----------------------------------------------------------------------------------------------------
                                                                                            4,715,036
-----------------------------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES - 0.02%
Softbank Corp.                                                               3,100            127,490
-----------------------------------------------------------------------------------------------------
IT CONSULTING & SERVICES - 0.03%
CSK Corp.                                                                    3,000            112,137
Itochu Techno-Science Corp.                                                  3,900            129,078
NET One Systems Co. Ltd.                                                         8             20,554
-----------------------------------------------------------------------------------------------------
                                                                                              261,769
-----------------------------------------------------------------------------------------------------
LEISURE EQUIPMENT & PRODUCTS - 0.06%
Fuji Photo Film Co. Ltd.                                                     2,300             71,609
Konica Minolta Holdings, Inc.                                               40,000            366,832
Sega Sammy Holdings, Inc.                                                      300             18,600
-----------------------------------------------------------------------------------------------------
                                                                                              457,041
-----------------------------------------------------------------------------------------------------
MACHINERY - 0.65%
Daikin Industries Ltd.                                                      16,300            397,703
Kubota Corp.                                                               115,000            670,949
Minebea Co. Ltd.                                                            58,000            243,186
SMC Corp.                                                                    1,300            148,098
THK Co. Ltd. (1)                                                           162,100          3,600,776
-----------------------------------------------------------------------------------------------------
                                                                                            5,060,712
-----------------------------------------------------------------------------------------------------
MARINE - 0.20%
Mitsubishi Logistics Corp.                                                  27,000            279,888
Mitsui OSK Lines Ltd.                                                       93,000            598,180
Nippon Yusen Kabushiki Kaisha                                              114,000            662,063
-----------------------------------------------------------------------------------------------------
                                                                                            1,540,131
-----------------------------------------------------------------------------------------------------
MEDIA - 0.01%
Nippon Television Network Corp.                                                700             95,544
-----------------------------------------------------------------------------------------------------
METALS & MINING - 0.27%
Dowa Mining Co. Ltd.                                                         6,000             41,161
Hitachi Metals Ltd.                                                         19,000            141,871
JFE Holdings, Inc.                                                          23,200            602,275
Kobe Steel Ltd.                                                            126,000            260,779
Mitsui Mining & Smelting Co. Ltd.                                           50,000            240,867
Nippon Steel Corp.                                                         282,000            714,465
Nisshin Steel Co. Ltd.                                                      52,000            129,426
-----------------------------------------------------------------------------------------------------
                                                                                            2,130,844
-----------------------------------------------------------------------------------------------------
MULTI-LINE RETAIL - 0.56%
Aeon Co. Ltd. (1)                                                          174,200   $      2,834,567
Daimaru, Inc.                                                               22,000            200,384
Hankyu Department Stores (1)                                                58,000            396,342
Isetan Co. Ltd.                                                             11,700            162,826
Ito-Yokado Co. Ltd.                                                          1,800             60,056
Marui Co. Ltd.                                                              16,900            248,461
Ryohin Keikaku Co. Ltd.                                                      1,800             87,033
Takashimaya Co. Ltd.                                                        32,000            311,736
UNY Co. Ltd.                                                                 4,000             42,642
-----------------------------------------------------------------------------------------------------
                                                                                            4,344,047
-----------------------------------------------------------------------------------------------------
OFFICE ELECTRONICS - 1.42%
Canon, Inc.                                                                217,000         10,763,371
Ricoh Co. Ltd.                                                              17,000            261,305
-----------------------------------------------------------------------------------------------------
                                                                                           11,024,676
-----------------------------------------------------------------------------------------------------
OIL & GAS - 0.15%
Nippon Mining Holdings, Inc.                                                91,000            543,102
Nippon Oil Corp.                                                            87,000            599,170
-----------------------------------------------------------------------------------------------------
                                                                                            1,142,272
-----------------------------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS - 0.02%
OJI Paper Co. Ltd.                                                          27,000            136,331
-----------------------------------------------------------------------------------------------------
PERSONAL PRODUCTS - 0.02%
Aderans Co. Ltd.                                                             7,000            170,480
-----------------------------------------------------------------------------------------------------
PHARMACEUTICALS - 2.02%
Astellas Pharmaceutical Co. Ltd.                                             9,500            310,183
Chugai Pharmaceutical Co. Ltd.                                              40,700            690,951
Daiichi Pharmaceutical Co., Ltd.                                             1,700             39,052
Dainippon Pharmaceutical Co. Ltd.                                           27,000            286,150
Eisai Co. Ltd.                                                              41,600          1,421,366
Sankyo Co. Ltd.                                                             35,300            699,103
Takeda Pharmaceutical Co.                                                  238,600         12,239,172
-----------------------------------------------------------------------------------------------------
                                                                                           15,685,977
-----------------------------------------------------------------------------------------------------
REAL ESTATE - 0.13%
Mitsubishi Estate Co. Ltd. (1)                                              63,000            702,529
Mitsui Fudosan Co. Ltd.                                                     17,000            194,273
NTT Urban Development Corp.                                                     23             96,846
Sumitomo Realty & Development Co. Ltd.                                       4,000             44,320
-----------------------------------------------------------------------------------------------------
                                                                                            1,037,968
-----------------------------------------------------------------------------------------------------
ROAD & RAIL - 0.77%
Central Japan Railway Co.                                                       63            454,677
East Japan Railway Co.                                                         180            886,391
Tokyu Corp. (1)                                                            631,000          2,713,252
West Japan Railway Co.                                                         582          1,952,201
-----------------------------------------------------------------------------------------------------
                                                                                            6,006,521
-----------------------------------------------------------------------------------------------------

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PORTFOLIO OF INVESTMENTS - JULY 31, 2005

                                                                      NUMBER OF
SECURITY DESCRIPTION                                                    SHARES             VALUE
-----------------------------------------------------------------------------------------------------
COMMON STOCKS - (CONTINUED)
JAPAN - (CONCLUDED)
SEMICONDUCTOR EQUIPMENT & PRODUCTS - 0.10%
Advantest. Corp.                                                             4,700   $        377,359
NEC Electronics Corp.                                                          900             31,634
Seiko Epson Corp.                                                           12,000            354,342
-----------------------------------------------------------------------------------------------------
                                                                                              763,335
-----------------------------------------------------------------------------------------------------
SOFTWARE - 0.05%
Capcom Co. Ltd. (1)                                                         12,800            127,777
Fuji Soft ABC, Inc.                                                          4,500            139,302
Trend Micro, Inc.                                                            3,000            107,855
-----------------------------------------------------------------------------------------------------
                                                                                              374,934
-----------------------------------------------------------------------------------------------------
SPECIALTY RETAIL - 0.07%
Autobacs Seven Co. Ltd.                                                      2,900             99,344
Fast Retailing Co. Ltd.                                                      2,200            129,337
Nitori Co., Ltd.                                                             2,000            138,632
Shimamura Co. Ltd.                                                           1,900            153,736
-----------------------------------------------------------------------------------------------------
                                                                                              521,049
-----------------------------------------------------------------------------------------------------
TEXTILES & APPAREL - 0.23%
Onward Kashiyama Co. Ltd.                                                  127,000          1,727,776
World Co., Ltd.                                                                900             37,575
-----------------------------------------------------------------------------------------------------
                                                                                            1,765,351
-----------------------------------------------------------------------------------------------------
TOBACCO - 0.09%
Japan Tobacco, Inc.                                                             47            670,860
-----------------------------------------------------------------------------------------------------
TRADING COMPANIES & DISTRIBUTORS - 0.72%
Itochu Corp.                                                               144,000            751,506
Marubeni Corp.                                                              54,000            201,365
Mitsubishi Corp.                                                            16,600            237,830
Mitsui & Co. Ltd. (1)                                                      406,700          3,932,939
Sumitomo Corp.                                                              54,000            456,684
-----------------------------------------------------------------------------------------------------
                                                                                            5,580,324
-----------------------------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES - 0.81%
KDDI Corp.                                                                   1,014          4,902,877
NTT DoCoMo, Inc.                                                               899          1,395,477
-----------------------------------------------------------------------------------------------------
                                                                                            6,298,354
-----------------------------------------------------------------------------------------------------
Total Japan Common Stocks                                                                 147,023,119
-----------------------------------------------------------------------------------------------------
NETHERLANDS - 3.63%
BANKS - 0.26%
ABN AMRO Holdings N.V. (1)                                                  81,663          2,045,339
-----------------------------------------------------------------------------------------------------
CHEMICALS - 0.22%
Akzo Nobel N.V. (1)*                                                        23,492            968,464
DSM N.V.*                                                                    9,663            736,507
-----------------------------------------------------------------------------------------------------
                                                                                            1,704,971
-----------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES - 0.07%
Buhrmann N.V.*                                                              49,586   $        562,545
-----------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIALS - 1.20%
ING Groep N.V.                                                             307,731          9,337,166
-----------------------------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.16%
Koninklijke (Royal) KPN N.V.                                               142,885          1,246,127
-----------------------------------------------------------------------------------------------------
FOOD PRODUCTS - 0.21%
Koninklijke Wessanen N.V.                                                   42,913            675,531
Unilever N.V.*                                                              13,910            934,337
-----------------------------------------------------------------------------------------------------
                                                                                            1,609,868
-----------------------------------------------------------------------------------------------------
HOUSEHOLD DURABLES - 0.76%
Koninklijke (Royal) Philips Electronics N.V.*                              216,811          5,896,398
-----------------------------------------------------------------------------------------------------
INSURANCE - 0.08%
Aegon N.V. (1)                                                              42,239            606,433
-----------------------------------------------------------------------------------------------------
MEDIA - 0.55%
Reed Elsevier N.V. (1)*                                                    310,011          4,228,713
-----------------------------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS - 0.02%
STMicroelectronics N.V.*                                                    10,608            183,096
-----------------------------------------------------------------------------------------------------
TRADING COMPANIES & DISTRIBUTORS - 0.10%
Hagemeyer N.V. (1)*                                                        308,882            776,630
-----------------------------------------------------------------------------------------------------
Total Netherlands Common Stocks                                                            28,197,286
-----------------------------------------------------------------------------------------------------
NEW ZEALAND - 0.60%
CONSTRUCTION MATERIALS - 0.01%
Fletcher Building Ltd.                                                      22,700            113,230
-----------------------------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.59%
Telecom Corp. of New Zealand Ltd.                                        1,054,793          4,540,662
-----------------------------------------------------------------------------------------------------
Total New Zealand Common Stocks                                                             4,653,892
-----------------------------------------------------------------------------------------------------
NORWAY - 0.19%
OIL & GAS - 0.19%
Statoil ASA                                                                 68,840          1,498,324
-----------------------------------------------------------------------------------------------------
PAPUA NEW GUINEA - 0.00%
METALS & MINING - 0.00%
Lihir Gold Ltd.*                                                            34,439             34,159
-----------------------------------------------------------------------------------------------------
PORTUGAL - 0.37%
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.12%
Portugal Telecom SGPS SA                                                    97,078            927,998
-----------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES - 0.14%
Electricidade de Portugal SA                                               423,244          1,131,006
-----------------------------------------------------------------------------------------------------
TRANSPORTATION INFRASTRUCTURE - 0.11%
Brisa-Auto Estrada de Portugal SA                                          108,636            837,913
-----------------------------------------------------------------------------------------------------
Total Portugal Common Stocks                                                                2,896,917
-----------------------------------------------------------------------------------------------------

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PORTFOLIO OF INVESTMENTS - JULY 31, 2005

                                                                      NUMBER OF
SECURITY DESCRIPTION                                                    SHARES             VALUE
-----------------------------------------------------------------------------------------------------
COMMON STOCKS - (CONTINUED)
SINGAPORE - 1.32%
AEROSPACE & DEFENSE - 0.01%
Singapore Technologies Engineering Ltd.                                     48,000   $         76,037
-----------------------------------------------------------------------------------------------------
AIRLINES - 0.02%
Singapore Airlines Ltd.                                                     22,000            157,687
-----------------------------------------------------------------------------------------------------
BANKS - 0.75%
DBS Group Holdings Ltd.                                                     21,000            203,644
Overseas-Chinese Banking Corp. (1)*                                        674,400          5,240,030
United Overseas Bank Ltd.                                                   41,000            372,896
-----------------------------------------------------------------------------------------------------
                                                                                            5,816,570
-----------------------------------------------------------------------------------------------------
BEVERAGES - 0.01%
Fraser and Neave Ltd.                                                        7,000             69,146
-----------------------------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS - 0.00%
Creative Technology Ltd.                                                     2,100             15,684
-----------------------------------------------------------------------------------------------------
CONSTRUCTION & ENGINEERING - 0.01%
SembCorp Industries Ltd.                                                    53,580             88,749
-----------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIALS - 0.01%
Keppel Corp. Ltd.                                                           10,000             75,892
-----------------------------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.42%
Singapore Telecommunications Ltd.                                        1,943,860          3,243,181
-----------------------------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.02%
Venture Corp. Ltd.                                                          17,000            163,831
-----------------------------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE - 0.00%
United Overseas Land Ltd.                                                    4,100              5,803
-----------------------------------------------------------------------------------------------------
MEDIA - 0.02%
Singapore Press Holdings Ltd.                                               53,750            148,276
-----------------------------------------------------------------------------------------------------
REAL ESTATE - 0.05%
Allgreen Properties Ltd.                                                    28,000             21,587
CapitaLand Ltd. (1)                                                         77,000            131,252
City Developments Ltd.                                                      21,000            109,411
Keppel Land Ltd.                                                            58,000            112,489
-----------------------------------------------------------------------------------------------------
                                                                                              374,739
-----------------------------------------------------------------------------------------------------
Total Singapore Common Stocks                                                              10,235,595
-----------------------------------------------------------------------------------------------------
SOUTH AFRICA - 0.43%
OIL & GAS - 0.43%
Sasol Ltd.                                                                 110,533          3,302,318
-----------------------------------------------------------------------------------------------------
SOUTH KOREA - 0.39%
METALS & MINING - 0.39%
POSCO ADR                                                                   60,400          3,013,960
-----------------------------------------------------------------------------------------------------
SPAIN - 4.56%
BANKS - 1.60%
Banco Bilbao Vizcaya Argentaria SA (1)                                     333,615   $      5,636,689
Banco Santander Central Hispano SA (1)                                     547,423          6,795,561
-----------------------------------------------------------------------------------------------------
                                                                                           12,432,250
-----------------------------------------------------------------------------------------------------
CONSTRUCTION & ENGINEERING - 0.06%
ACS Actividades de Contruccion y Servicios SA                               15,099            437,409
-----------------------------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES - 1.54%
Telefonica SA                                                              709,504         11,970,395
-----------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES - 0.88%
Iberdrola SA                                                               266,501          6,807,529
-----------------------------------------------------------------------------------------------------
IT CONSULTING & SERVICES - 0.02%
Indra Sistemas SA                                                            9,600            191,118
-----------------------------------------------------------------------------------------------------
METALS & MINING - 0.03%
Acerinox SA                                                                 18,990            270,797
-----------------------------------------------------------------------------------------------------
OIL & GAS - 0.24%
Repsol YPF SA                                                               67,008          1,881,767
-----------------------------------------------------------------------------------------------------
SPECIALTY RETAIL - 0.14%
Inditex SA (1)                                                              39,293          1,051,909
-----------------------------------------------------------------------------------------------------
TOBACCO - 0.04%
Altadis SA                                                                   6,626            280,563
-----------------------------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES - 0.01%
Telefonica Moviles SA                                                        8,796             92,631
-----------------------------------------------------------------------------------------------------
Total Spain Common Stocks                                                                  35,416,368
-----------------------------------------------------------------------------------------------------
SWEDEN - 2.52%
BANKS - 0.20%
ForeningsSparbanken AB (Swedbank)                                           36,049            854,968
Svenska Handelsbanken, Series A                                             32,162            694,380
-----------------------------------------------------------------------------------------------------
                                                                                            1,549,348
-----------------------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT - 0.89%
Telefonaktiebolaget LM Ericsson                                          2,017,837          6,918,417
-----------------------------------------------------------------------------------------------------
HOUSEHOLD DURABLES - 0.03%
Electrolux AB, Series B                                                     10,930            245,841
-----------------------------------------------------------------------------------------------------
MACHINERY - 0.47%
Atlas Copco AB, A Shares                                                    52,507            893,368
Sandvik AB                                                                  69,332          2,774,817
-----------------------------------------------------------------------------------------------------
                                                                                            3,668,185
-----------------------------------------------------------------------------------------------------
MEDIA - 0.07%
Eniro AB                                                                    50,533            568,303
-----------------------------------------------------------------------------------------------------
METALS & MINING - 0.75%
AB SKF, B Shares                                                           489,328          5,786,889
-----------------------------------------------------------------------------------------------------

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PORTFOLIO OF INVESTMENTS - JULY 31, 2005

                                                                      NUMBER OF
SECURITY DESCRIPTION                                                    SHARES             VALUE
-----------------------------------------------------------------------------------------------------
COMMON STOCKS - (CONTINUED)
SWEDEN - (CONCLUDED)
PAPER & FOREST PRODUCTS - 0.04%
Svenska Cellulosa AB                                                         7,911   $        268,180
-----------------------------------------------------------------------------------------------------
SPECIALTY RETAIL - 0.07%
Hennes & Mauritz AB                                                         15,180            541,989
-----------------------------------------------------------------------------------------------------
Total Sweden Common Stocks                                                                 19,547,152
-----------------------------------------------------------------------------------------------------
SWITZERLAND - 4.86%
BANKS - 1.06%
Credit Suisse Group*                                                       195,936          8,232,925
-----------------------------------------------------------------------------------------------------
BIOTECHNOLOGY - 0.04%
Actelion Ltd.*                                                               2,753            296,047
-----------------------------------------------------------------------------------------------------
CHEMICALS - 0.10%
Ciba Specialty Chemicals AG                                                 10,224            613,368
Syngenta AG*                                                                 1,229            128,624
-----------------------------------------------------------------------------------------------------
                                                                                              741,992
-----------------------------------------------------------------------------------------------------
CONSTRUCTION MATERIALS - 0.16%
Holcim Ltd.                                                                 20,482          1,270,214
-----------------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT - 0.39%
ABB Ltd.*                                                                  444,100          3,034,041
-----------------------------------------------------------------------------------------------------
FOOD PRODUCTS - 0.56%
Nestle SA                                                                   15,695          4,317,148
-----------------------------------------------------------------------------------------------------
INSURANCE - 0.16%
Swiss Reinsurance*                                                          19,880          1,268,459
-----------------------------------------------------------------------------------------------------
INSURANCE-MULTILINE - 1.32%
Baloise Holding AG*                                                         92,067          4,821,312
Zurich Financial Services AG*                                               30,637          5,459,186
-----------------------------------------------------------------------------------------------------
                                                                                           10,280,498
-----------------------------------------------------------------------------------------------------
MEDICAL PRODUCTS - 0.05%
Synthes, Inc.                                                                3,635            395,419
-----------------------------------------------------------------------------------------------------
PHARMACEUTICALS - 0.83%
Novartis AG                                                                 65,097          3,175,958
Roche Holdings AG                                                              800            121,822
Roche Holding Genussehein AG                                                22,864          3,116,969
-----------------------------------------------------------------------------------------------------
                                                                                            6,414,749
-----------------------------------------------------------------------------------------------------
SPECIALTY RETAIL - 0.19%
Compagnie Financiere Richemont AG*                                          41,785          1,476,123
-----------------------------------------------------------------------------------------------------
Total Switzerland Common Stocks                                                            37,727,615
-----------------------------------------------------------------------------------------------------
THAILAND - 0.27%
BANKS - 0.27%
Bangkok Bank PCL Public Co. (1)                                            810,000          2,062,455
-----------------------------------------------------------------------------------------------------
UNITED KINGDOM - 25.34%
AEROSPACE & DEFENSE - 0.14%
BAE Systems PLC                                                            178,059   $        965,552
Cobham PLC                                                                  56,870            143,930
-----------------------------------------------------------------------------------------------------
                                                                                            1,109,482
-----------------------------------------------------------------------------------------------------
AIRLINE - 0.02%
British Airways PLC*                                                        38,093            186,277
-----------------------------------------------------------------------------------------------------
AUTO COMPONENTS - 0.33%
GKN PLC                                                                    550,550          2,571,065
-----------------------------------------------------------------------------------------------------
BANKS - 5.01%
Barclays PLC                                                               241,548          2,368,751
HBOS PLC                                                                   481,894          7,334,616
HSBC Holdings PLC                                                          805,793         13,094,423
Lloyds TSB Group PLC                                                       812,390          6,894,019
Royal Bank of Scotland Group PLC                                           307,779          9,179,377
-----------------------------------------------------------------------------------------------------
                                                                                           38,871,186
-----------------------------------------------------------------------------------------------------
BEVERAGES - 0.26%
Diageo PLC                                                                  75,659          1,046,994
SABMiller PLC                                                               53,193            929,492
-----------------------------------------------------------------------------------------------------
                                                                                            1,976,486
-----------------------------------------------------------------------------------------------------
CHEMICALS - 0.40%
BOC Group PLC                                                              156,118          2,974,001
Filtrona PLC*                                                                    1                  2
Imperial Chemical Industries PLC                                            34,200            159,864
-----------------------------------------------------------------------------------------------------
                                                                                            3,133,867
-----------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES - 0.49%
Brambles Industries PLC                                                    601,568          3,317,696
Group 4 Securicor PLC                                                      181,180            503,200
-----------------------------------------------------------------------------------------------------
                                                                                            3,820,896
-----------------------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT - 0.00%
Marconi Corp. PLC*                                                           4,257             20,555
-----------------------------------------------------------------------------------------------------
CONSTRUCTION MATERIALS - 0.59%
BPB PLC                                                                     54,611            686,498
Hanson PLC                                                                 382,402          3,851,031
-----------------------------------------------------------------------------------------------------
                                                                                            4,537,529
-----------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIALS - 0.13%
3i Group PLC                                                                22,883            286,847
Man Group PLC                                                               23,932            685,110
-----------------------------------------------------------------------------------------------------
                                                                                              971,957
-----------------------------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.12%
BT Group PLC                                                               241,356            966,719
-----------------------------------------------------------------------------------------------------

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PORTFOLIO OF INVESTMENTS - JULY 31, 2005

                                                                      NUMBER OF
SECURITY DESCRIPTION                                                    SHARES             VALUE
-----------------------------------------------------------------------------------------------------
COMMON STOCKS - (CONTINUED)
UNITED KINGDOM - (CONTINUED)
ELECTRIC UTILITIES - 0.34%
International Power PLC                                                     63,728   $        237,583
National Grid Transco PLC (1)*                                             141,489          1,305,313
Scottish & Southern Energy PLC                                              29,928            515,847
Scottish Power PLC                                                          65,717            583,135
-----------------------------------------------------------------------------------------------------
                                                                                            2,641,878
-----------------------------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.05%
Premier Farnell PLC                                                        140,661            413,572
-----------------------------------------------------------------------------------------------------
FOOD & DRUG RETAILING - 0.82%
Boots Group PLC                                                            426,235          4,543,851
Tesco PLC                                                                  323,158          1,851,939
-----------------------------------------------------------------------------------------------------
                                                                                            6,395,790
-----------------------------------------------------------------------------------------------------
FOOD PRODUCTS - 0.76%
Cadbury Schweppes PLC                                                       83,798            808,491
Unilever PLC                                                               526,984          5,107,585
-----------------------------------------------------------------------------------------------------
                                                                                            5,916,076
-----------------------------------------------------------------------------------------------------
GAS UTILITIES - 0.09%
Centrica PLC                                                               166,091            685,725
-----------------------------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES - 0.07%
Smith & Nephew PLC                                                          53,707            511,551
-----------------------------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE - 0.45%
Compass Group PLC                                                           31,631            136,857
Enterprise Inns PLC                                                         24,417            351,647
Hilton Group PLC                                                            31,078            158,676
Intercontinental Hotels Group PLC                                           82,760          1,054,921
Mitchells & Butlers PLC                                                     78,233            490,344
Punch Taverns PLC                                                           22,445            295,782
Rank Group PLC                                                              63,320            292,081
Whitbread PLC                                                               12,459            216,940
William Hill PLC                                                            49,169            499,492
-----------------------------------------------------------------------------------------------------
                                                                                            3,496,740
-----------------------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS - 0.12%
Reckitt Benckiser PLC                                                       31,903            960,480
-----------------------------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES - 0.09%
Intertek Group PLC                                                          19,520            245,036
Smiths Group PLC                                                             2,242             37,835
Tomkins PLC                                                                 91,561            441,291
-----------------------------------------------------------------------------------------------------
                                                                                              724,162
-----------------------------------------------------------------------------------------------------
INSURANCE - 1.16%
Aviva PLC                                                                  284,041          3,270,541
Legal & General Group PLC                                                  338,816            683,015
Prudential PLC                                                             530,889          5,014,577
-----------------------------------------------------------------------------------------------------
                                                                                            8,968,133
-----------------------------------------------------------------------------------------------------
INTERNET & CATALOG RETAIL - 0.12%
Gus PLC                                                                     56,641   $        902,486
-----------------------------------------------------------------------------------------------------
IT CONSULTING & SERVICES - 0.01%
LogicaCMG PLC                                                               11,208             37,098
-----------------------------------------------------------------------------------------------------
MEDIA - 0.35%
British Sky Broadcasting Group PLC                                          77,162            726,126
Emap PLC                                                                    29,567            437,268
ITV PLC                                                                    244,338            516,218
Reed Elsevier PLC                                                           16,664            154,321
Reuters Group                                                               79,301            539,970
United Business Media PLC                                                   15,362            147,944
WPP Group PLC                                                               20,668            219,420
-----------------------------------------------------------------------------------------------------
                                                                                            2,741,267
-----------------------------------------------------------------------------------------------------
METALS & MINING - 1.49%
Anglo American PLC                                                          61,204          1,551,683
BHP Billiton PLC                                                           282,890          4,016,824
Corus Group PLC*                                                           134,292            111,124
Johnson Matthey PLC                                                         10,343            200,309
Rio Tinto PLC                                                              167,231          5,582,336
Vedanta Resources PLC                                                       11,323            112,834
-----------------------------------------------------------------------------------------------------
                                                                                           11,575,110
-----------------------------------------------------------------------------------------------------
MULTI-LINE RETAIL - 0.10%
Marks & Spencer Group PLC                                                   33,718            212,523
Next PLC                                                                    21,577            597,938
-----------------------------------------------------------------------------------------------------
                                                                                              810,461
-----------------------------------------------------------------------------------------------------
OIL & GAS - 6.20%
BG Group PLC                                                               813,096          6,746,119
BP PLC                                                                   1,963,467         21,761,067
Royal Dutch Shell PLC, A Shares (1)                                        317,714          9,786,716
Royal Dutch Shell PLC, B Shares                                            309,646          9,845,642
-----------------------------------------------------------------------------------------------------
                                                                                           48,139,544
-----------------------------------------------------------------------------------------------------
PHARMACEUTICALS - 2.88%
Astra Zeneca PLC                                                            63,348          2,852,951
GlaxoSmithKline PLC                                                        826,188         19,506,012
-----------------------------------------------------------------------------------------------------
                                                                                           22,358,963
-----------------------------------------------------------------------------------------------------
REAL ESTATE - 0.09%
Berkeley Group Holdings PLC                                                  1,913             30,110
British Land Co. PLC                                                        16,699            246,815
Hammerson PLC                                                               12,078            182,237
Land Securities Group PLC                                                    1,285             31,515
Slough Estates PLC                                                          19,137            180,256
-----------------------------------------------------------------------------------------------------
                                                                                              670,933
-----------------------------------------------------------------------------------------------------

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PORTFOLIO OF INVESTMENTS - JULY 31, 2005

                                                                      NUMBER OF
SECURITY DESCRIPTION                                                    SHARES             VALUE
-----------------------------------------------------------------------------------------------------
COMMON STOCKS - (CONCLUDED)
UNITED KINGDOM - (CONCLUDED)
SOFTWARE - 0.04%
Sage Group PLC                                                              74,419   $        303,316
-----------------------------------------------------------------------------------------------------
SPECIALTY RETAIL - 0.11%
Kingfisher PLC                                                              92,470            419,624
Travis Perkins PLC                                                          15,909            453,472
-----------------------------------------------------------------------------------------------------
                                                                                              873,096
-----------------------------------------------------------------------------------------------------
TOBACCO - 0.19%
British America Tobacco PLC                                                 61,129          1,223,682
Imperial Tobacco Group PLC                                                  10,456            269,321
-----------------------------------------------------------------------------------------------------
                                                                                            1,493,003
-----------------------------------------------------------------------------------------------------
TRADING COMPANIES & DISTRIBUTORS - 0.40%
Wolseley PLC                                                               147,608          3,082,162
-----------------------------------------------------------------------------------------------------
TRANSPORTATION INFRASTRUCTURE - 0.05%
BAA PLC                                                                      3,859             41,003
BBA Group PLC                                                               58,910            315,559
-----------------------------------------------------------------------------------------------------
                                                                                              356,562
-----------------------------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES - 1.87%
Vodafone Group PLC                                                       5,615,895         14,484,965
-----------------------------------------------------------------------------------------------------
Total United Kingdom Common Stocks                                                        196,709,092
-----------------------------------------------------------------------------------------------------
Total Common Stocks (cost - $647,198,426)                                                 743,917,525
-----------------------------------------------------------------------------------------------------
PREFERRED STOCKS - 0.55%
GERMANY - 0.55%
AUTOMOBILES - 0.45%
Porsche AG*                                                                  4,389   $      3,486,594
-----------------------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS - 0.06%
Henkel KGaA*                                                                 4,755            447,845
-----------------------------------------------------------------------------------------------------
MEDIA - 0.04%
ProSieben SAT.1 Media AG*                                                   17,642            323,361
-----------------------------------------------------------------------------------------------------
Total Preferred Stocks (cost - $3,762,202)                                                  4,257,800
-----------------------------------------------------------------------------------------------------
INVESTMENT COMPANY - 0.03%
AUSTRALIA - 0.03%
REAL ESTATE - 0.03%
Macquarie Infrastructure Group
 (cost - $160,086)                                                          67,070            203,397
-----------------------------------------------------------------------------------------------------

                                                                      NUMBER OF
                                                                      WARRANTS
WARRANTS - 0.00%
SINGAPORE - 0.00%
REAL ESTATE - 0.00%
City Developments Ltd., strike price $2.50,
 expires 05/10/06* (cost - $0)                                               2,300              8,658
-----------------------------------------------------------------------------------------------------


  PRINCIPAL
   AMOUNT                                                                        MATURITY     INTEREST
   (000)                                                                           DATES       RATES
---------------------------------------------------------------------------------------------------------------------------
SHORT-TERM U.S. GOVERNMENT OBLIGATION@ - 0.05%
$          370   U.S. Treasury Bill++ (cost - $368,132)                          09/29/05         3.080%            368,132
---------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT - 4.13%
        32,083   Repurchase Agreement dated 07/29/05 with State Street
                   Bank & Trust Co., collateralized by $4,586,541
                   U.S. Treasury Bills, zero coupon due 08/25/05, $20,278,593
                   U.S. Treasury Bonds, 5.500% to 6.250% due 02/15/26 to
                   05/15/30 and $3,350,738 U.S. Treasury Notes,
                   1.625% to 5.875% due 10/31/05 to 05/15/07;
                   (valued - $32,725,091); proceeds: $32,090,914
                   (cost - $32,083,000)                                          08/01/05         2.960          32,083,000
---------------------------------------------------------------------------------------------------------------------------

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UBS PACE INTERNATIONAL EQUITY INVESTMENTS
PORTFOLIO OF INVESTMENTS - JULY 31, 2005

   NUMBER OF
    SHARES                                                                                    INTEREST
     (000)                                                                                      RATES          VALUE
---------------------------------------------------------------------------------------------------------------------------
INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LOANED - 8.89%
MONEY MARKET FUNDS+ - 8.89%
            13   AIM Liquid Assets Portfolio                                                      3.241%  $          13,444
             9   AIM Prime Portfolio                                                              3.241               8,881
         4,162   Barclays Prime Money Market Fund                                                 3.225           4,161,738
#            0   BlackRock Provident Institutional TempFund                                       3.146                 217
            30   Dreyfus Institutional Cash Advantage Fund                                        3.220              29,945
            98   Scudder Money Market Series                                                      3.220              98,365
        64,652   UBS Private Money Market Fund LLC**                                              3.196          64,652,176
---------------------------------------------------------------------------------------------------------------------------
Total Money Market Funds (cost - $68,964,766)                                                                    68,964,766
Total Investments (cost - $752,536,612) - 109.49%                                                               849,803,278
Liabilities in excess of other assets - (9.49)%                                                                 (73,628,905)
Net Assets - 100.00%                                                                                      $     776,174,373
---------------------------------------------------------------------------------------------------------------------------

*    Non-Income producing security.
(1)  Security, or portion thereof, was on loan at July 31, 2005.
+    Interest rates shown reflect yield at July 31, 2005.
++   Entire amount pledged as collateral for futures transactions.
@    Interest rate shown is discount rate at date of purchase.
#    Amount represents less than 500 shares.
ADR  American Depositary Receipt.
** The table below details the Portfolio's transaction activity in affiliated issuers for the year ended July 31, 2005.

                                                                                                                 INCOME
                                                                                                               EARNED FROM
                                                             PURCHASES         SALES                          AFFILIATE FOR
                                                            DURING THE       DURING THE                         THE YEAR
                                             VALUE AT       YEAR ENDED       YEAR ENDED        VALUE AT          ENDED
SECURITY DESCRIPTION                         07/31/04        07/31/05         07/31/05         07/31/05         07/31/05
----------------------------------------------------------------------------------------------------------------------------
UBS Private Money Market Fund LLC        $    29,689,204  $   598,431,789  $   563,468,817  $    64,652,176  $       188,524
----------------------------------------------------------------------------------------------------------------------------

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PORTFOLIO OF INVESTMENTS - JULY 31, 2005

FUTURES CONTRACTS

NUMBER OF                                                         IN         EXPIRATION     UNREALIZED
CONTRACTS   CURRENCY        CONTRACTS TO RECEIVE             EXCHANGE FOR       DATES      APPRECIATION
-------------------------------------------------------------------------------------------------------
   42         AUD      SPI 200 Index Futures                 $  3,391,932  September 2005  $     90,577
   38         EUR      Dow Jones Euro STOXX 50 Futures          1,492,623  September 2005        43,357
   26         GBP      FTSE 100 Index Futures                   2,395,702  September 2005        16,776
   15         HKD      Hang Seng Stock Index Futures            1,425,834     August 2005         9,908
   10         JPY      Topix Index Futures                      1,070,075  September 2005         4,773
-------------------------------------------------------------------------------------------------------
                                                                                           $    165,391
-------------------------------------------------------------------------------------------------------

FORWARD FOREIGN CURRENCY CONTRACTS

                                                  CONTRACTS TO         IN        MATURITY   UNREALIZED
                                                     DELIVER      EXCHANGE FOR     DATE    DEPRECIATION
-------------------------------------------------------------------------------------------------------
Pound Sterling                                      7,079,000   USD  12,310,593  10/31/05  $   (116,985)
-------------------------------------------------------------------------------------------------------

CURRENCY TYPE ABBREVIATIONS:
AUD  Australian Dollar
EUR  Euro Dollar
HKD  Hong Kong Dollar
GBP  Great Britain Pounds
JPY  Japanese Yen
USD  U.S. Dollars

                 See accompanying notes to financial statements

--------------------------------------------------------------------------------
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UBS PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS
PORTFOLIO OF INVESTMENTS - JULY 31, 2005

                                                                      NUMBER OF
SECURITY DESCRIPTION                                                    SHARES             VALUE
-----------------------------------------------------------------------------------------------------
COMMON STOCKS - 87.64%
ARGENTINA - 0.79%
ENERGY EQUIPMENT & SERVICES - 0.79%
Tenaris SA, ADR                                                             19,772   $      1,855,998
-----------------------------------------------------------------------------------------------------
BRAZIL - 5.31%
BANKS - 0.71%
Banco Itau Holding Financiera SA, ADR(1)                                    17,900          1,681,884
-----------------------------------------------------------------------------------------------------
BEVERAGES - 0.05%
Cia Brasileira Bebida                                                      502,200            124,762
-----------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES - 0.23%
AES Tiete SA                                                            32,600,000            552,196
-----------------------------------------------------------------------------------------------------
INSURANCE - 0.33%
Porto Seguro SA*                                                            90,700            771,576
-----------------------------------------------------------------------------------------------------
METALS & MINING - 1.08%
Companhia Siderurgica Nacional SA                                           70,600          1,322,827
Companhia Vale do Rio Doce (CVRD), ADR                                      43,600          1,214,260
-----------------------------------------------------------------------------------------------------
                                                                                            2,537,087
-----------------------------------------------------------------------------------------------------
OIL & GAS - 0.73%
Petroleo Brasileiro SA- Petrobras                                           32,822          1,725,453
-----------------------------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS - 0.89%
Votorantim Celulose e Papel SA, ADR(1)                                     173,150          2,086,458
-----------------------------------------------------------------------------------------------------
TEXTILES & APPAREL - 0.49%
Lojas Renner SA*                                                            60,500          1,163,695
-----------------------------------------------------------------------------------------------------
TRANSPORTATION INFRASTRUCTURE - 0.43%
Companhia de Concessoes Rodoviarias(CCR)                                    45,400          1,017,750
-----------------------------------------------------------------------------------------------------
WATER UTILITIES - 0.37%
Companhia de Saneamento Basico do
 Estado de Sao Paulo-SABESP*                                               500,000             30,531
Companhia de Saneamento Basico do
 Estado de Sao Paulo-SABESP, ADR                                            55,800            843,696
                                                                                              874,227
-----------------------------------------------------------------------------------------------------
Total Brazil Common Stocks                                                                 12,535,088
-----------------------------------------------------------------------------------------------------
CHILE - 0.95%
BANKS - 0.64%
Banco Santander Chile SA, ADR                                               44,200          1,515,618
-----------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIALS - 0.31%
Administradora de Fondos de Pensiones Provida SA                           403,178            717,383
-----------------------------------------------------------------------------------------------------
Total Chile Common Stocks                                                                   2,233,001
-----------------------------------------------------------------------------------------------------
CHINA - 5.47%
BUILDING PRODUCTS - 0.34%
Asia Aluminum Holdings Ltd.                                              7,046,000           797,551
-----------------------------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES - 1.78%
China Telecom Corp. Ltd.                                                10,884,000   $      4,199,938
-----------------------------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES - 0.43%
China Oilfield Services Ltd.                                             2,668,000          1,012,374
-----------------------------------------------------------------------------------------------------
MACHINERY (DIVERSIFIED) - 0.48%
Shanghai Electric Group Co. Ltd.*                                        4,530,000          1,130,402
-----------------------------------------------------------------------------------------------------
METALS & MINING - 0.46%
Yanzhou Coal Mining Co. Ltd.                                             1,322,400          1,071,609
-----------------------------------------------------------------------------------------------------
ROAD & RAIL - 0.22%
Guangshen Railway Co. Ltd.                                               1,540,000            519,976
-----------------------------------------------------------------------------------------------------
TECHNOLOGY, HARDWARE, & EQUIPMENT - 0.12%
TPV Technology Ltd.                                                        442,000            289,952
-----------------------------------------------------------------------------------------------------
TEXTILES & APPAREL - 0.68%
Fountain Set (Holdings) Ltd. (1)                                         1,404,000            695,282
Texwinca Holdings Ltd.                                                   1,158,000            908,598
-----------------------------------------------------------------------------------------------------
                                                                                            1,603,880
-----------------------------------------------------------------------------------------------------
TRANSPORTATION INFRASTRUCTURE - 0.96%
China Merchants Holdings International Co. Ltd.                            410,000            833,247
Zhejiang Expressway Co. Ltd.                                             2,030,000          1,436,124
                                                                                            2,269,371
-----------------------------------------------------------------------------------------------------
Total China Common Stocks                                                                  12,895,053
-----------------------------------------------------------------------------------------------------
CROATIA - 0.36%
PHARMACEUTICALS - 0.36%
Pliva d.d., GDR                                                             67,632            845,400
-----------------------------------------------------------------------------------------------------
CZECH REPUBLIC - 0.93%
MEDIA - 0.63%
Central European Media Enterprises Ltd., Class A (1)*                       31,000          1,497,920
-----------------------------------------------------------------------------------------------------
TOBACCO - 0.30%
Philip Morris CR A.S.                                                          912            696,700
-----------------------------------------------------------------------------------------------------
Total Czech Republic Common Stocks                                                          2,194,620
-----------------------------------------------------------------------------------------------------
EGYPT - 0.68%
WIRELESS TELECOMMUNICATION SERVICES - 0.68%
Egyptian Co. for Mobile Services (MobiNil)                                  53,343          1,597,981
-----------------------------------------------------------------------------------------------------
ESTONIA - 0.11%
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.11%
AS Eesti Telekom                                                            28,614            256,152
-----------------------------------------------------------------------------------------------------
HONG KONG - 0.52%
SEMICONDUCTOR EQUIPMENT & PRODUCTS - 0.52%
Solomon Systech International Ltd.                                       3,890,000          1,238,391
-----------------------------------------------------------------------------------------------------

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PORTFOLIO OF INVESTMENTS - JULY 31, 2005

                                                                      NUMBER OF
SECURITY DESCRIPTION                                                    SHARES             VALUE
-----------------------------------------------------------------------------------------------------
COMMON STOCKS - (CONTINUED)
HUNGARY - 1.67%
BANKS - 0.37%
OTP Bank Rt.                                                                11,671   $        439,715
OTP Bank Rt., ADR (1)(2)                                                     5,800            440,220
-----------------------------------------------------------------------------------------------------
                                                                                              879,935
-----------------------------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.76%
Magyar Tavkozlesi Rt. (Matav)                                              399,776          1,783,647
-----------------------------------------------------------------------------------------------------
OIL & GAS - 0.54%
MOL Magyar Olaj-es Gazipari Rt.                                             12,802          1,285,146
-----------------------------------------------------------------------------------------------------
Total Hungary Common Stocks                                                                 3,948,728
-----------------------------------------------------------------------------------------------------
INDIA - 3.35%
COMPUTER SOFTWARE & SERVICES - 0.43%
Tata Consultancy Services                                                   34,900          1,019,644
-----------------------------------------------------------------------------------------------------
CONSTRUCTION & ENGINEERING - 0.51%
Larsen & Toubro Ltd.                                                        40,900          1,195,977
-----------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIALS - 0.47%
ICICI Bank Ltd.                                                             15,000            185,083
ICICI Bank Ltd., ADR                                                        34,750            917,747
-----------------------------------------------------------------------------------------------------
                                                                                            1,102,830
-----------------------------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.60%
Bharti Tele-Ventures Ltd.*                                                 217,550          1,417,781
-----------------------------------------------------------------------------------------------------
METALS & MINING - 0.25%
Vedanta Resources PLC                                                       60,224            600,132
-----------------------------------------------------------------------------------------------------
OIL & GAS - 0.34%
Oil & Natural Gas Corp. Ltd.                                                36,914            797,466
-----------------------------------------------------------------------------------------------------
PHARMACEUTICALS - 0.19%
Ranbaxy Laboratories Ltd., GDR                                              39,280            439,936
-----------------------------------------------------------------------------------------------------
TOBACCO - 0.56%
ITC Ltd., GDR (1)                                                           34,700          1,318,600
-----------------------------------------------------------------------------------------------------
Total India Common Stocks                                                                   7,892,366
-----------------------------------------------------------------------------------------------------
INDONESIA - 1.39%
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.82%
PT Telekomunikasi Indonesia, Series B                                    3,403,000          1,926,227
-----------------------------------------------------------------------------------------------------
METALS & MINING - 0.57%
PT Bumi Resources TBK*                                                  15,916,000          1,347,300
-----------------------------------------------------------------------------------------------------
Total Indonesia Common Stocks                                                               3,273,527
-----------------------------------------------------------------------------------------------------
ISRAEL - 2.26%
BANKS - 1.28%
Bank Hapoalim Ltd.                                                         671,566          2,257,352
Bank Leumi Le-Israel                                                       274,500            772,847
-----------------------------------------------------------------------------------------------------
                                                                                            3,030,199
-----------------------------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.49%
Orbotech Ltd.*                                                              46,400   $      1,148,400
-----------------------------------------------------------------------------------------------------
SOFTWARE - 0.49%
Retalix Ltd.(1)*                                                            48,900          1,163,820
-----------------------------------------------------------------------------------------------------
Total Israel Common Stocks                                                                  5,342,419
-----------------------------------------------------------------------------------------------------
MALAYSIA - 6.98%
BANKS - 1.96%
Commerce Asset-Holding Berhad                                               85,800            126,967
Hong Leong Bank Berhad                                                   1,239,700          1,834,512
Malayan Banking Berhad                                                     254,000            772,057
Pos Malaysia & Services Holdings Berhad                                    798,000            787,255
Public Bank Berhad                                                         578,900          1,103,622
-----------------------------------------------------------------------------------------------------
                                                                                            4,624,413
-----------------------------------------------------------------------------------------------------
CONSUMER SERVICES - 0.75%
Tanjong PLC                                                                472,600          1,764,138
-----------------------------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.51%
Telekom Malaysia Berhad                                                    417,600          1,213,662
-----------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES - 0.38%
Tenaga Nasional Berhad                                                     306,000            905,639
-----------------------------------------------------------------------------------------------------
MARINE - 1.00%
Malaysia International Shipping Co. Berhad                                 476,600          2,347,183
-----------------------------------------------------------------------------------------------------
REAL ESTATE - 0.48%
SP Setia Berhad                                                            978,400          1,121,749
-----------------------------------------------------------------------------------------------------
TRANSPORTATION INFRASTRUCTURE - 0.70%
PLUS (Projek Lebuhraya Utara Selatan)
 Expressways Berhad                                                       1,863,900         1,649,953
-----------------------------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES - 1.20%
Maxis Communications Berhad                                              1,063,800          2,836,422
-----------------------------------------------------------------------------------------------------
Total Malaysia Common Stocks                                                               16,463,159
-----------------------------------------------------------------------------------------------------
MEXICO - 7.61%
BANKS - 0.80%
Grupo Financiero Banorte SA de C.V., Series O (1)                          226,162          1,897,197
-----------------------------------------------------------------------------------------------------
BEVERAGES - 0.23%
Grupo Continential SA                                                      306,700            549,188
-----------------------------------------------------------------------------------------------------
CONSTRUCTION MATERIALS - 1.82%
Cemex SA de C.V., ADR (1)                                                   91,049          4,293,871
-----------------------------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES - 1.01%
Telefonos de Mexico SA de C.V., ADR(1)                                     124,100          2,391,407
-----------------------------------------------------------------------------------------------------

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PORTFOLIO OF INVESTMENTS - JULY 31, 2005

                                                                      NUMBER OF
SECURITY DESCRIPTION                                                    SHARES             VALUE
-----------------------------------------------------------------------------------------------------
COMMON STOCKS - (CONTINUED)
MEXICO - (CONCLUDED)
HOUSEHOLD PRODUCTS - 0.81%
Kimberly-Clark de Mexico SA de C.V., Series A (1)                          527,900   $      1,908,962
-----------------------------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES - 0.40%
Grupo Carso SA de C.V., Series A1 (1)                                      448,696            938,770
-----------------------------------------------------------------------------------------------------
METALS & MINING - 0.67%
Hylsamex SA de C.V., Class L*                                              205,300            754,584
Industrias CH, SA, Series B*                                               384,400            833,230
-----------------------------------------------------------------------------------------------------
                                                                                            1,587,814
-----------------------------------------------------------------------------------------------------
MULTI-LINE RETAIL - 0.49%
Wal-Mart de Mexico SA de C.V., Series V                                    257,400          1,150,092
-----------------------------------------------------------------------------------------------------
REAL ESTATE - 0.42%
Urbi, Desarrollos Urbanos SA de C.V.*                                      157,400            980,528
-----------------------------------------------------------------------------------------------------
TRANSPORTATION INFRASTRUCTURE - 0.26%
Grupo Aeroportuario del Sureste SA de C.V., ADR (1)                         17,600            604,736
-----------------------------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES - 0.70%
America Movil SA de C.V., ADR, Series L (1)                                 74,388          1,655,877
-----------------------------------------------------------------------------------------------------
Total Mexico Common Stocks                                                                 17,958,442
-----------------------------------------------------------------------------------------------------
MOROCCO - 0.40%
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.40%
Maroc Telecom                                                               97,789            955,898
-----------------------------------------------------------------------------------------------------
PANAMA - 0.54%
BANKS - 0.54%
Banco Latinoamericano de Exportaciones
 SA, Class E                                                                71,800          1,278,758
-----------------------------------------------------------------------------------------------------
POLAND - 1.05%
BANKS - 0.78%
Bank Pekao SA                                                               40,557          1,841,353
-----------------------------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.27%
Telekomunikacja Polska SA                                                   91,728            627,429
-----------------------------------------------------------------------------------------------------
Total Poland Common Stocks                                                                  2,468,782
-----------------------------------------------------------------------------------------------------
RUSSIA - 4.73%
BEVERAGES - 0.59%
Efes Breweries International, GDR (1)*                                      39,000          1,384,500
-----------------------------------------------------------------------------------------------------
FOOD & DRUG RETAILING - 0.59%
Pyaterochka Holding NV, GDR (1)*                                            87,118          1,400,857
-----------------------------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES - 0.30%
Mining & Metallurgical Co. Norilsk Nickel, ADR                              10,200            703,800
-----------------------------------------------------------------------------------------------------
OIL & GAS - 2.02%
LUKOIL, ADR                                                                 21,812   $        901,926
NovaTek OAO, GDR*                                                           70,949          1,468,645
Surgutneftegaz, ADR (1)                                                     58,500          2,389,140
-----------------------------------------------------------------------------------------------------
                                                                                            4,759,711
-----------------------------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES - 1.23%
AO VimpelCom, ADR*                                                          33,100          1,270,378
Mobile TeleSystems, ADR                                                     46,500          1,648,890
-----------------------------------------------------------------------------------------------------
                                                                                            2,919,268
-----------------------------------------------------------------------------------------------------
Total Russia Common Stocks                                                                 11,168,136
-----------------------------------------------------------------------------------------------------
SOUTH AFRICA - 9.57%
BANKS - 1.31%
ABSA Group Ltd.                                                             89,774          1,251,198
African Bank Investments Ltd.                                              608,299          1,849,322
-----------------------------------------------------------------------------------------------------
                                                                                            3,100,520
-----------------------------------------------------------------------------------------------------
CONTAINERS & PACKAGING - 0.44%
Nampak Ltd.                                                                452,484          1,047,042
-----------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIALS - 1.29%
Alexander Forbes Ltd.                                                      987,268          2,134,227
Standard Bank Group Ltd.                                                    85,000            914,862
-----------------------------------------------------------------------------------------------------
                                                                                            3,049,089
-----------------------------------------------------------------------------------------------------
FOOD PRODUCTS - 0.44%
Tiger Brands Ltd.                                                           56,813          1,042,289
-----------------------------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES - 0.31%
Aspen Pharmacare Holdings Ltd.                                             167,644            722,257
-----------------------------------------------------------------------------------------------------
HOUSEHOLD DURABLES - 1.38%
Lewis Group Ltd.                                                           189,681          1,198,365
Steinhoff International Holdings Ltd.                                      814,404          2,058,094
-----------------------------------------------------------------------------------------------------
                                                                                            3,256,459
-----------------------------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES - 1.00%
Barloworld Ltd.                                                             59,900            905,054
Remgro Ltd.                                                                 81,292          1,444,229
-----------------------------------------------------------------------------------------------------
                                                                                            2,349,283
-----------------------------------------------------------------------------------------------------
METALS & MINING - 1.45%
Anglo American PLC                                                          36,800            928,579
AngloGold Ashanti Ltd.                                                      20,700            715,436
Impala Platinum Holdings Ltd.                                               19,164          1,775,269
-----------------------------------------------------------------------------------------------------
                                                                                            3,419,284
-----------------------------------------------------------------------------------------------------
OIL & GAS - 1.27%
Sasol Ltd.                                                                 100,545          3,003,913
-----------------------------------------------------------------------------------------------------

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PORTFOLIO OF INVESTMENTS - JULY 31, 2005

                                                                      NUMBER OF
SECURITY DESCRIPTION                                                    SHARES             VALUE
-----------------------------------------------------------------------------------------------------
COMMON STOCKS - (CONTINUED)
SOUTH AFRICA - (CONCLUDED)
WIRELESS TELECOMMUNICATION SERVICES - 0.68%
MTN Group Ltd.                                                             225,545   $      1,595,597
-----------------------------------------------------------------------------------------------------
Total South Africa Common Stocks                                                           22,585,733
-----------------------------------------------------------------------------------------------------
SOUTH KOREA - 15.34%
AUTOMOBILES - 0.93%
Hyundai Motor Co.                                                           31,650          2,191,794
-----------------------------------------------------------------------------------------------------
BANKS - 1.40%
Hana Bank                                                                   18,050            574,007
Kookmin Bank                                                                18,528            983,516
Woori Finance Holdings Co. Ltd.                                            141,050          1,737,881
-----------------------------------------------------------------------------------------------------
                                                                                            3,295,404
-----------------------------------------------------------------------------------------------------
CONSTRUCTION & ENGINEERING - 0.95%
GS Engineering & Construction Corp.                                         37,410          1,419,226
Hyundai Development Co.                                                     30,000            821,077
-----------------------------------------------------------------------------------------------------
                                                                                            2,240,303
-----------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIALS - 0.95%
Korea Investment Holdings Co. Ltd.                                          36,200            828,577
LG Card Co. Ltd.*                                                           38,800          1,407,714
-----------------------------------------------------------------------------------------------------
                                                                                            2,236,291
-----------------------------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES - 1.28%
KT Corp.                                                                    22,900            974,705
KT Corp., ADR (1)                                                           92,500          2,047,950
-----------------------------------------------------------------------------------------------------
                                                                                            3,022,655
-----------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES - 1.08%
Korea Electric Power Corp. (KEPCO)                                          73,260          2,547,367
-----------------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT - 0.63%
KH Vatec Co. Ltd.                                                           37,820            692,526
Kumho Electric, Inc.                                                        14,650            800,492
-----------------------------------------------------------------------------------------------------
                                                                                            1,493,018
-----------------------------------------------------------------------------------------------------
GAS UTILITIES - 1.02%
Korea Gas Corp.                                                             82,530          2,411,513
-----------------------------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES - 0.49%
GS Holdings Corp.                                                           38,660            847,229
Seoul Semiconductor Co. Ltd.                                                12,811            316,313
-----------------------------------------------------------------------------------------------------
                                                                                            1,163,542
-----------------------------------------------------------------------------------------------------
INTERNET & CATALOG RETAIL - 0.55%
CJ Home Shopping                                                            14,477          1,304,298
-----------------------------------------------------------------------------------------------------
MULTI-LINE RETAIL - 0.68%
Hyundai Department Store Co. Ltd.                                           30,400          1,610,753
-----------------------------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS - 4.05%
Hynix Semiconductor, Inc.*                                                  59,800          1,392,052
Samsung Electronics Co. Ltd.                                                13,906          7,652,567
Samsung Electronics Co. Ltd., GDR (2)                                        2,740   $        510,325
-----------------------------------------------------------------------------------------------------
                                                                                            9,554,944
-----------------------------------------------------------------------------------------------------
TOBACCO - 0.99%
KT&G Corp.                                                                  58,090          2,336,726
-----------------------------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES - 0.34%
KT Freetel Co., Ltd.                                                        30,000            794,779
-----------------------------------------------------------------------------------------------------
Total South Korea Common Stocks                                                            36,203,387
-----------------------------------------------------------------------------------------------------
TAIWAN - 11.15%
BANKS - 1.06%
E. Sun Financial Holding Co. Ltd.                                        1,888,000          1,538,109
Ta Chong Bank Ltd.*                                                      2,956,802            949,638
-----------------------------------------------------------------------------------------------------
                                                                                            2,487,747
-----------------------------------------------------------------------------------------------------
CHEMICALS - 0.67%
Taiwan Fertilizer Co. Ltd.                                               1,158,000          1,583,816
-----------------------------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS - 1.84%
Asustek Computer, Inc.                                                     577,500          1,603,237
Compal Electronics, Inc.                                                 1,676,077          1,538,769
Foxconn Technology Co. Ltd.*                                               259,000          1,205,142
Ichia Technology, Inc.                                                         487                465
-----------------------------------------------------------------------------------------------------
                                                                                            4,347,613
-----------------------------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.86%
Chunghwa Telecom Co. Ltd.*                                                 437,000            890,034
Chunghwa Telecom Co. Ltd., ADR (1)                                          53,200          1,144,332
-----------------------------------------------------------------------------------------------------
                                                                                            2,034,366
-----------------------------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.88%
AU Optronics Corp.                                                         684,520          1,067,066
Synnex Technology International Corp.                                      692,000            998,499
-----------------------------------------------------------------------------------------------------
                                                                                            2,065,565
-----------------------------------------------------------------------------------------------------
FOOD & DRUG RETAILING - 0.97%
President Chain Store Corp.                                              1,159,000          2,287,894
-----------------------------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES - 0.37%
Pihsiang Machinery Manufacturing Co. Ltd. (3)                              435,000            872,331
-----------------------------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES - 1.03%
Far Eastern Textile Ltd.                                                 1,467,181          1,188,382
Largan Precision Co. Ltd.                                                  148,000          1,252,096
-----------------------------------------------------------------------------------------------------
                                                                                            2,440,478
-----------------------------------------------------------------------------------------------------
INSURANCE - 0.84%
Shin Kong Financial Holding Co. Ltd.                                     1,901,000          1,971,615
-----------------------------------------------------------------------------------------------------
METALS & MINING - 0.30%
China Steel Corp.                                                          834,750            698,360
-----------------------------------------------------------------------------------------------------

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PORTFOLIO OF INVESTMENTS - JULY 31, 2005

                                                                      NUMBER OF
SECURITY DESCRIPTION                                                    SHARES             VALUE
-----------------------------------------------------------------------------------------------------
COMMON STOCKS - (CONCLUDED)
TAIWAN - (CONCLUDED)
SEMICONDUCTOR EQUIPMENT & PRODUCTS - 2.33%
MediaTek, Inc.                                                             115,000   $      1,212,537
Powerchip Semiconductor Corp.                                            1,492,000          1,096,285
Taiwan Semiconductor Manufacturing Co. Ltd.                              1,084,507          1,807,823
Taiwan Semiconductor Manufacturing Co. Ltd., ADR                            42,928            368,752
United Microelectronics Corp., ADR (1)*                                    264,900          1,019,865
                                                                                            5,505,262
-----------------------------------------------------------------------------------------------------
Total Taiwan Common Stocks                                                                 26,295,047
-----------------------------------------------------------------------------------------------------
THAILAND - 4.97%
BANKS - 1.25%
Kasikornbank Public Co. Ltd. (1)                                           818,100          1,179,101
Kasikornbank Public Co. Ltd., NVDR                                         737,700          1,027,783
Siam City Bank Public Co. Ltd.                                             598,300            350,673
Siam City Bank Public Co. Ltd. NVDR                                        683,800            386,003
-----------------------------------------------------------------------------------------------------
                                                                                            2,943,560
-----------------------------------------------------------------------------------------------------
CHEMICALS - 0.36%
Aromatics Thailand PC, NVDR                                                830,100            857,418
-----------------------------------------------------------------------------------------------------
CONSTRUCTION MATERIALS - 0.78%
Siam Cement Public Co. Ltd. NVDR                                           330,200          1,840,173
-----------------------------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.24%
Shin Corp., NVDR                                                           627,700            565,427
-----------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES - 0.35%
Ratchaburi Electricity Generating Holding Public Co. Ltd.                  813,400            817,308
-----------------------------------------------------------------------------------------------------
FOOD PRODUCTS - 0.56%
Thai Union Frozen Products Public Co. Ltd, NVDR (3)                      2,013,700          1,318,120
-----------------------------------------------------------------------------------------------------
HOMEBUILDING - 0.61%
Land & Houses Public Co. Ltd, NVDR(1)                                    8,335,000          1,441,556
-----------------------------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES - 0.82%
Advanced Information Services Public Co. Ltd.                              803,900          1,940,908
-----------------------------------------------------------------------------------------------------
Total Thailand Common Stocks                                                               11,724,470
-----------------------------------------------------------------------------------------------------
TURKEY - 1.51%
BANKS - 0.91%
Denizbank A.S.*                                                            476,433          2,138,647
-----------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIALS - 0.37%
Haci Omer Sabanci Holding A.S                                              200,160            868,291
-----------------------------------------------------------------------------------------------------
HOUSEHOLD DURABLES - 0.23%
Vestel Elektronik Sanayi ve Ticaret A.S.*                                  140,859            547,283
-----------------------------------------------------------------------------------------------------
Total Turkey Common Stocks                                                                  3,554,221
-----------------------------------------------------------------------------------------------------
Total Common Stocks (cost - $174,785,994)                                                 206,764,757
-----------------------------------------------------------------------------------------------------
PREFERRED STOCKS - 9.38%
BRAZIL - 7.45%
BANKS - 1.20%
Itausa - Investimentos Itau SA*                                          1,316,000   $      2,840,050
-----------------------------------------------------------------------------------------------------
BEVERAGES - 0.44%
Cia Brasileira Bebida                                                    3,366,000          1,043,164
-----------------------------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.51%
Brasil Telecom SA                                                           75,350                284
Tele Norte Leste Participacoes SA,ADR (1)                                   76,000          1,190,920
-----------------------------------------------------------------------------------------------------
                                                                                            1,191,204
-----------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES - 0.70%
AES Tiete SA                                                            32,600,000            605,370
Companhia Energetica de Minas Gerais (CEMIG)                            32,145,631          1,041,406
-----------------------------------------------------------------------------------------------------
                                                                                            1,646,776
-----------------------------------------------------------------------------------------------------
METALS & MINING - 1.76%
Caemi Mineracao e Metalurgia SA                                          1,583,000          1,701,510
Companhia Vale do Rio Doce (CVRD), Class A                                  87,900          2,461,273
-----------------------------------------------------------------------------------------------------
                                                                                            4,162,783
-----------------------------------------------------------------------------------------------------
OIL & GAS - 2.47%
Petroleo Brasileiro SA - Petrobras                                          47,130          2,148,151
Petroleo Brasileiro SA - Petrobras, ADR (1)                                 50,828          2,323,856
Ultrapar Participacoes SA                                               82,340,000          1,344,783
-----------------------------------------------------------------------------------------------------
                                                                                            5,816,790
-----------------------------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS - 0.37%
Klabin SA                                                                  516,595            866,393
-----------------------------------------------------------------------------------------------------
Total Brazil Preferred Stocks                                                              17,567,160
-----------------------------------------------------------------------------------------------------
SOUTH KOREA - 1.93%
AUTOMOBILES - 0.87%
Hyundai Motor Co.                                                           46,320          2,052,752
-----------------------------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS - 1.06%
Samsung Electronics Co. Ltd.                                                 6,670          2,507,665
-----------------------------------------------------------------------------------------------------
Total South Korea Preferred Stocks                                                          4,560,417
-----------------------------------------------------------------------------------------------------
Total Preferred Stocks (cost - $15,941,989)                                                22,127,577
-----------------------------------------------------------------------------------------------------

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PORTFOLIO OF INVESTMENTS - JULY 31, 2005


                                                                     NUMBER OF
                                                                       RIGHTS            VALUE
-----------------------------------------------------------------------------------------------------
RIGHTS - 0.00%
THAILAND - 0.00%
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.00%
True Corporation Public Company Ltd.
 exercise price $0.351, expires 04/03/08*#(3)
 (cost - $0)                                                               218,684   $              0
-----------------------------------------------------------------------------------------------------

  PRINCIPAL
   AMOUNT                                                                        MATURITY     INTEREST
   (000)                                                                           DATE         RATES           VALUE
---------------------------------------------------------------------------------------------------------------------------
CORPORATE BOND - 0.00%
BRAZIL - 0.00%
METALS & MINING - 0.00%
$           10   Companhia Vale do Rio Doce*(a)#(3) (cost - $0)                  09/29/49         1.000%  $               0
---------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT - 1.74%
         4,096   Repurchase Agreement dated 07/29/05 with State
                    Street Bank & Trust Co., collateralized by $585,558
                    U.S. Treasury Bills, zero coupon due 08/25/05, $2,588,945
                    U.S. Treasury Bonds, 5.500% to 6.250% due 02/15/26 to
                    05/15/30 and $427,785 U.S. Treasury Notes, 1.625% to 5.875%
                    due 10/31/05 to 05/15/07; (value - $4,177,975); proceeds:
                    $4,097,010
                    (cost - $4,096,000)                                          08/01/05         2.960           4,096,000

   NUMBER OF
    SHARES
     (000)
---------------------------------------------------------------------------------------------------------------------------
INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LOANED - 10.96%
MONEY MARKET FUNDS+ - 10.96%
            99   AIM Liquid Assets Portfolio                                                      3.241              99,148
             8   AIM Prime Portfolio                                                              3.241               8,185
         3,149   Barclays Prime Money Market Fund                                                 3.225           3,148,740
            24   Dreyfus Institutional Cash Advantage Fund                                        3.220              24,278
        22,579   UBS Private Money Market Fund LLC**                                              3.196          22,579,243
---------------------------------------------------------------------------------------------------------------------------
Total Money Market Funds (cost - $25,859,594)                                                                    25,859,594
---------------------------------------------------------------------------------------------------------------------------
Total Investments (cost - $220,683,577) - 109.72%                                                               258,847,928
Liabilities in excess of other assets - (9.72)%                                                                 (22,920,001)
---------------------------------------------------------------------------------------------------------------------------
Net Assets - 100.00%                                                                                      $     235,927,927
---------------------------------------------------------------------------------------------------------------------------

*    Non-Income producing security.
(a)  Bond interest in default.
(1)  Security, or portion thereof, was on loan at July 31, 2005.
(2) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.40% of net assets as of July 31, 2005, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(3)  Illiquid securities representing 0.93% of net assets.
+    Interest rates shown reflect yields at July 31, 2005.
# Security is being fair valued by a valuation committee under the direction of the board of trustees.
ADR  American Depositary Receipt.
GDR  Global Depositary Receipt.
NVDR Non Voting Depositary Receipt.

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PORTFOLIO OF INVESTMENTS - JULY 31, 2005

** The table below details the Portfolio's transaction activity in affiliated issuers for the year ended July 31, 2005.

                                                                                                                 INCOME
                                                                                                               EARNED FROM
                                                             PURCHASES         SALES                          AFFILIATE FOR
                                                            DURING THE       DURING THE                         THE YEAR
                                            VALUE AT        YEAR ENDED       YEAR ENDED        VALUE AT          ENDED
SECURITY DESCRIPTION                        07/31/04          07/31/05        07/31/05         07/31/05         07/31/05
----------------------------------------------------------------------------------------------------------------------------
UBS Private Money Market Fund LLC        $     9,580,128  $   142,832,751  $   129,833,636  $    22,579,243  $        42,193

                 See accompanying notes to financial statements

--------------------------------------------------------------------------------
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STATEMENT OF ASSETS AND LIABILITIES
JULY 31, 2005

                                                                               UBS PACE
                                                                              GOVERNMENT          UBS PACE           UBS PACE
                                                            UBS PACE          SECURITIES        INTERMEDIATE        STRATEGIC
                                                          MONEY MARKET       FIXED INCOME       FIXED INCOME       FIXED INCOME
                                                           INVESTMENTS        INVESTMENTS        INVESTMENTS        INVESTMENTS
---------------------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments in unaffiliated securities,
  at value (cost - $227,926,589; $639,129,689;
  $401,192,744; $536,537,984; $246,651,952;
  $471,946,819; $1,072,181,886; $811,491,715;
  $391,782,025; $359,426,256; $687,884,436;
  $198,104,334, respectively)*                          $    227,926,589   $    636,035,966   $    396,880,618   $    540,251,904
Investments in an affiliated security, at
  value (cost - $0; $0; $21,399,173; $8,798,893;
  $0; $2,554,483; $124,567,523; $46,286,284;
  $76,244,751; $139,819,700; $64,652,176;
  $22,579,243, respectively)                                          --                 --         21,399,173          8,798,893
Cash                                                                 187            648,569                503            209,143
Foreign currency, at value (cost - $0; $0;$29,000;
  $2,107,760; $0; $469,354; $0; $0; $0; $0;
  $1,712,666; $2,452,209, respectively)                               --                 --             29,245          2,056,739
Receivable from investment manager and administrator              22,100                 --                 --                 --
Receivable for investments sold                                       --         59,811,743          5,966,893          1,372,989
Receivable for shares of beneficial interest sold                785,652            780,216          1,092,354          1,188,609
Receivable for dividends and interest                            455,166          2,528,820          3,580,645          4,199,802
Unrealized appreciation of forward foreign currency
  contracts                                                           --                 --             46,921             37,525
Receivable for variation margin                                       --             20,344                 --                 --
Receivable for foreign tax reclaim                                    --                 --              2,414                 --
Other assets                                                      19,012             41,058             40,675             40,535
---------------------------------------------------------------------------------------------------------------------------------
Total assets                                                 229,208,706        699,866,716        429,039,441        558,156,139
---------------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
Payable for shares of beneficial interest repurchased          1,152,115            678,290            687,171            397,004
Dividends payable to shareholders                                246,447                 --                 --                 --
Payable for investments purchased                                     --        188,824,061          7,644,295         47,014,036
Payable to affiliates                                                 --            316,259            218,511            265,113
Payable for options written, at value (premium
  received - $0; $433,500; $84,763; $103,346; $0; $0;
  $0; $0; $0; $0; $0; $0, respectively)                               --              8,700              4,750            121,625
Payable for cash collateral from securities loaned                    --                 --         21,497,773         44,135,539
Payable for variation margin                                          --                 --            185,472            110,599
Payable for interest rate swaps, net (cost - $0; $0;
  $0; $771,415; $0; $0; $0; $0; $0; $0; $0; $0,
  respectively)                                                       --                 --                 --          2,135,601
Payable for foreign withholding taxes                                 --                 --                 --                644
Unrealized depreciation of forward foreign currency
  contracts                                                           --                 --             14,202                 --
Accrued expenses and other liabilities                           282,035            252,610            175,108            239,974
---------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                              1,680,597        190,079,920         30,427,282         94,420,135
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
Beneficial interest shares of $0.001 par value
  (unlimited amount authorized)                              227,528,396        506,643,878        444,117,961        463,858,736
Accumulated undistributed (distributions in excess
  of) net investment income (loss)                                    --                 --            122,681          3,295,114
Accumulated net realized gains (losses) from
  investments, futures, options written, short sales,
  swaps, forward foreign currency contracts and
  foreign currency transactions                                     (287)         5,750,083        (40,856,473)        (3,686,620)
Net unrealized appreciation (depreciation) of
  investments, other assets and liabilities
  denominated in foreign currency, futures, options
  written, swaps and forward foreign currency
  contracts                                                           --         (2,607,165)        (4,772,010)           268,774
---------------------------------------------------------------------------------------------------------------------------------
Net assets                                              $    227,528,109   $    509,786,796   $    398,612,159   $    463,736,004
---------------------------------------------------------------------------------------------------------------------------------

* Includes $0; $0; $49,134,393; $42,113,390; $0; $9,593,241; $191,007,940;
  $87,071,142; $102,840,422; $153,281,983; $65,887,204; $24,722,312,
  respectively, of investments in securities on loan, at value.
+ Includes restricted cash of $2,653,595 on deposit as initial margin for futures contracts on UBS PACE Global Fixed Income Investments.

--------------------------------------------------------------------------------
156

                                                            UBS PACE           UBS PACE           UBS PACE           UBS PACE
                                                           MUNICIPAL         GLOBAL FIXED         LARGE CO           LARGE CO
                                                          FIXED INCOME          INCOME          VALUE EQUITY      GROWTH EQUITY
                                                           INVESTMENTS        INVESTMENTS        INVESTMENTS        INVESTMENTS
---------------------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments in unaffiliated securities,
  at value (cost - $227,926,589; $639,129,689;
  $401,192,744; $536,537,984; $246,651,952;
  $471,946,819; $1,072,181,886; $811,491,715;
  $391,782,025; $359,426,256; $687,884,436;
  $198,104,334, respectively)*                          $    249,837,062   $    472,888,878   $  1,282,699,053   $    954,303,683
Investments in an affiliated security, at
  value (cost - $0; $0; $21,399,173; $8,798,893;
  $0; $2,554,483; $124,567,523; $46,286,284;
  $76,244,751; $139,819,700; $64,652,176;
  $22,579,243, respectively)                                          --          2,554,483        124,567,523         46,286,284
Cash                                                                  --          2,654,657+             1,357              1,438
Foreign currency, at value (cost - $0; $0;$29,000;
  $2,107,760; $0; $469,354; $0; $0; $0; $0;
  $1,712,666; $2,452,209, respectively)                               --            469,504                 --                 --
Receivable from investment manager and administrator                  --                 --                 --                 --
Receivable for investments sold                                2,115,311         35,938,338          1,967,988         46,503,386
Receivable for shares of beneficial interest sold                362,368            931,596          2,315,681          2,205,212
Receivable for dividends and interest                          3,064,285          5,344,112          1,514,875            803,293
Unrealized appreciation of forward foreign currency
  contracts                                                           --         11,010,729                 --                 --
Receivable for variation margin                                       --                 --                 --                 --
Receivable for foreign tax reclaim                                    --                 --             11,390             12,621
Other assets                                                      32,010             35,529             58,701             47,276
---------------------------------------------------------------------------------------------------------------------------------
Total assets                                                 255,411,036        531,827,826      1,413,136,568      1,050,163,193
---------------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
Payable for shares of beneficial interest repurchased          1,483,653            659,428          3,215,610          1,623,843
Dividends payable to shareholders                                     --                 --                 --                 --
Payable for investments purchased                              2,319,168         69,213,690          3,410,712         54,731,496
Payable to affiliates                                            153,864            281,796            826,975            596,478
Payable for options written, at value (premium
  received - $0; $433,500; $84,763; $103,346; $0; $0;
  $0; $0; $0; $0; $0; $0, respectively)                               --                 --                 --                 --
Payable for cash collateral from securities loaned                    --         10,062,685        169,745,459         78,756,177
Payable for variation margin                                          --                 --                 --                 --
Payable for interest rate swaps, net (cost - $0; $0;
  $0; $771,415; $0; $0; $0; $0; $0; $0; $0; $0,
  respectively)                                                       --                 --                 --                 --
Payable for foreign withholding taxes                                 --             18,283                 --             20,521
Unrealized depreciation of forward foreign currency
  contracts                                                           --         12,888,207                 --                 --
Accrued expenses and other liabilities                           118,777            336,878            407,491            340,980
---------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                              4,075,462         93,460,967        177,606,247        136,069,495
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
Beneficial interest shares of $0.001 par value
  (unlimited amount authorized)                              249,855,145        420,130,282      1,037,059,662        950,724,488
Accumulated undistributed (distributions in excess
  of) net investment income (loss)                                    --         14,329,633          7,219,901          1,012,884
Accumulated net realized gains (losses) from
  investments, futures, options written, short sales,
  swaps, forward foreign currency contracts and
  foreign currency transactions                               (1,704,681)         4,544,425        (19,266,409)      (180,455,642)
Net unrealized appreciation (depreciation) of
  investments, other assets and liabilities
  denominated in foreign currency, futures, options
  written, swaps and forward foreign currency
  contracts                                                    3,185,110           (637,481)       210,517,167        142,811,968
---------------------------------------------------------------------------------------------------------------------------------
Net assets                                              $    251,335,574   $    438,366,859   $  1,235,530,321   $    914,093,698
---------------------------------------------------------------------------------------------------------------------------------

                                                                                                                     UBS PACE
                                                           UBS PACE            UBS PACE          UBS PACE          INTERNATIONAL
                                                        SMALL/MEDIUM CO    SMALL/MEDIUM CO     INTERNATIONAL     EMERGING MARKETS
                                                          VALUE EQUITY      GROWTH EQUITY          EQUITY              EQUITY
                                                           INVESTMENTS       INVESTMENTS         INVESTMENTS        INVESTMENTS
---------------------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments in unaffiliated securities,
  at value (cost - $227,926,589; $639,129,689;
  $401,192,744; $536,537,984; $246,651,952;
  $471,946,819; $1,072,181,886; $811,491,715;
  $391,782,025; $359,426,256; $687,884,436;
  $198,104,334, respectively)*                          $    480,170,404   $    454,906,176   $    785,151,102   $    236,268,685
Investments in an affiliated security, at
  value (cost - $0; $0; $21,399,173; $8,798,893;
  $0; $2,554,483; $124,567,523; $46,286,284;
  $76,244,751; $139,819,700; $64,652,176;
  $22,579,243, respectively)                                  76,244,751        139,819,700         64,652,176         22,579,243
Cash                                                                 283            340,679              1,698            601,637
Foreign currency, at value (cost - $0; $0;$29,000;
  $2,107,760; $0; $469,354; $0; $0; $0; $0;
  $1,712,666; $2,452,209, respectively)                               --                 --          1,718,471          2,453,713
Receivable from investment manager and administrator                  --                 --                 --                 --
Receivable for investments sold                                2,796,307          3,352,343             75,704          2,282,545
Receivable for shares of beneficial interest sold                778,237            730,959          1,796,796            545,529
Receivable for dividends and interest                            215,090            101,474          1,085,022            786,720
Unrealized appreciation of forward foreign currency
  contracts                                                           --                 --                 --                 --
Receivable for variation margin                                       --                 --             25,484                 --
Receivable for foreign tax reclaim                                    --                 --             85,237              3,421
Other assets                                                      37,578             40,479             64,971             28,479
---------------------------------------------------------------------------------------------------------------------------------
Total assets                                                 560,242,650        599,291,810        854,656,661        265,549,972
---------------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
Payable for shares of beneficial interest repurchased            755,668            915,940          1,384,478            470,086
Dividends payable to shareholders                                     --                 --                 --                 --
Payable for investments purchased                              6,099,044          6,836,581          6,936,995          2,668,236
Payable to affiliates                                            307,267            294,022            608,912            196,373
Payable for options written, at value (premium
  received - $0; $433,500; $84,763; $103,346; $0; $0;
  $0; $0; $0; $0; $0; $0, respectively)                               --                 --                 --                 --
Payable for cash collateral from securities loaned           107,548,050        159,508,022         68,964,766         25,859,594
Payable for variation margin                                          --                 --                 --                 --
Payable for interest rate swaps, net (cost - $0; $0;
  $0; $771,415; $0; $0; $0; $0; $0; $0; $0; $0,
  respectively)                                                       --                 --                 --                 --
Payable for foreign withholding taxes                                 --                 --             99,140            133,175
Unrealized depreciation of forward foreign currency
  contracts                                                           --                 --            116,985                 --
Accrued expenses and other liabilities                           268,929            261,183            371,012            294,581
---------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                            114,978,958        167,815,748         78,482,288         29,622,045
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
Beneficial interest shares of $0.001 par value
  (unlimited amount authorized)                              310,013,381        322,641,344        716,233,388        201,841,495
Accumulated undistributed (distributions in excess
  of) net investment income (loss)                                    --                 --          8,733,781          1,551,321
Accumulated net realized gains (losses) from
  investments, futures, options written, short sales,
  swaps, forward foreign currency contracts and
  foreign currency transactions                               46,861,932         13,354,798        (46,063,682)        (5,575,999)
Net unrealized appreciation (depreciation) of
  investments, other assets and liabilities
  denominated in foreign currency, futures, options
  written, swaps and forward foreign currency
  contracts                                                   88,388,379         95,479,920         97,270,886         38,111,110
---------------------------------------------------------------------------------------------------------------------------------
Net assets                                              $    445,263,692   $    431,476,062   $    776,174,373   $    235,927,927
---------------------------------------------------------------------------------------------------------------------------------

                 See accompanying notes to financial statements

--------------------------------------------------------------------------------

UBS PACE SELECT ADVISORS TRUST

STATEMENT OF ASSETS AND LIABILITIES (CONCLUDED)
JULY 31, 2005

                                                                               UBS PACE
                                                                               GOVERNMENT         UBS PACE           UBS PACE
                                                            UBS PACE           SECURITIES       INTERMEDIATE         STRATEGIC
                                                          MONEY MARKET        FIXED INCOME      FIXED INCOME       FIXED INCOME
                                                           INVESTMENTS        INVESTMENTS        INVESTMENTS        INVESTMENTS
---------------------------------------------------------------------------------------------------------------------------------
CLASS A:
Net assets                                              $             --   $    140,733,870   $     75,331,465   $     23,269,344
Shares outstanding                                                    --         10,662,390          6,582,417          1,675,797
---------------------------------------------------------------------------------------------------------------------------------
Net asset value per share                               $             --   $          13.20   $          11.44   $          13.89
---------------------------------------------------------------------------------------------------------------------------------
Maximum offering price per share                        $             --   $          13.82   $          11.98   $          14.54
---------------------------------------------------------------------------------------------------------------------------------
CLASS B:
Net assets                                              $             --   $      4,272,664   $      1,457,520   $      2,175,272
Shares outstanding                                                    --            323,653            127,138            156,716
---------------------------------------------------------------------------------------------------------------------------------
Net asset value and offering price per share            $             --   $          13.20   $          11.46   $          13.88
---------------------------------------------------------------------------------------------------------------------------------
CLASS C:
Net assets                                              $             --   $     36,372,124   $      7,684,014   $      8,082,267
Shares outstanding                                                    --          2,754,325            670,392            582,074
---------------------------------------------------------------------------------------------------------------------------------
Net asset value and offering price per share            $             --   $          13.21   $          11.46   $          13.89
---------------------------------------------------------------------------------------------------------------------------------
CLASS Y:
Net assets                                              $             --   $     10,069,491   $      1,107,948   $        959,239
Shares outstanding                                                    --            762,673             96,754             69,130
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, offering price and redemption value
  per share                                             $             --   $          13.20   $          11.45   $          13.88
---------------------------------------------------------------------------------------------------------------------------------
CLASS P:
Net assets                                              $    227,528,109   $    318,338,647   $    313,031,212   $    429,249,882
Shares outstanding                                           227,528,396         24,109,757         27,336,483         30,925,964
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, offering price and redemption value
  per share                                             $           1.00   $          13.20   $          11.45   $          13.88
---------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
158

                                                            UBS PACE           UBS PACE           UBS PACE           UBS PACE
                                                            MUNICIPAL        GLOBAL FIXED         LARGE CO           LARGE CO
                                                          FIXED INCOME          INCOME          VALUE EQUITY       GROWTH EQUITY
                                                           INVESTMENTS       INVESTMENTS         INVESTMENTS        INVESTMENTS
---------------------------------------------------------------------------------------------------------------------------------
CLASS A:                                                $    115,285,589   $    144,324,721   $    306,916,230   $     95,263,925
Net assets                                                     9,232,807         12,275,403         14,868,870          6,019,070
Shares outstanding                                      $          12.49   $          11.76   $          20.64   $          15.83
---------------------------------------------------------------------------------------------------------------------------------
Net asset value per share                               $          13.08   $          12.31   $          21.84   $          16.75
---------------------------------------------------------------------------------------------------------------------------------
Maximum offering price per share
---------------------------------------------------------------------------------------------------------------------------------
CLASS B:
Net assets                                              $      2,664,914   $      1,449,644   $      8,554,328   $      3,185,043
Shares outstanding                                               213,367            123,069            414,904            208,923
---------------------------------------------------------------------------------------------------------------------------------
Net asset value and offering price per share            $          12.49   $          11.78   $          20.62   $          15.25
---------------------------------------------------------------------------------------------------------------------------------
CLASS C:
Net assets                                              $     21,291,156   $      8,736,046   $     40,113,324   $      9,943,690
Shares outstanding                                             1,705,171            743,036          1,949,143            650,989
---------------------------------------------------------------------------------------------------------------------------------
Net asset value and offering price per share            $          12.49   $          11.76   $          20.58   $          15.27
---------------------------------------------------------------------------------------------------------------------------------
CLASS Y:
Net assets                                              $        185,794   $      9,284,703   $     42,045,625   $     25,014,092
Shares outstanding                                                14,873            790,298          2,030,961          1,554,926
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, offering price and redemption value
  per share                                             $          12.49   $          11.75   $          20.70   $          16.09
---------------------------------------------------------------------------------------------------------------------------------
CLASS P:
Net assets                                              $    111,908,121   $    274,571,745   $    837,900,814   $    780,686,948
Shares outstanding                                             8,961,220         23,354,989         40,550,853         48,734,304
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, offering price and redemption value
  per share                                             $          12.49   $          11.76   $          20.66   $          16.02
---------------------------------------------------------------------------------------------------------------------------------

                                                                                                                     UBS PACE
                                                            UBS PACE            UBS PACE          UBS PACE         INTERNATIONAL
                                                        SMALL/MEDIUM CO     SMALL/MEDIUM CO     INTERNATIONAL    EMERGING MARKETS
                                                          VALUE EQUITY       GROWTH EQUITY         EQUITY              EQUITY
                                                           INVESTMENTS        INVESTMENTS        INVESTMENTS        INVESTMENTS
---------------------------------------------------------------------------------------------------------------------------------
CLASS A:                                                $     55,298,789   $     60,327,947   $     97,046,306   $     16,691,411
Net assets                                                     2,536,402          3,443,953          6,276,877          1,103,458
Shares outstanding                                      $          21.80   $          17.52   $          15.46   $          15.13
---------------------------------------------------------------------------------------------------------------------------------
Net asset value per share                               $          23.07   $          18.54   $          16.36   $          16.01
---------------------------------------------------------------------------------------------------------------------------------
Maximum offering price per share
---------------------------------------------------------------------------------------------------------------------------------
CLASS B:
Net assets                                              $      4,372,728   $      1,915,108   $        830,541   $        690,499
Shares outstanding                                               208,211            113,613             55,103             47,450
---------------------------------------------------------------------------------------------------------------------------------
Net asset value and offering price per share            $          21.00   $          16.86   $          15.07   $          14.55
---------------------------------------------------------------------------------------------------------------------------------
CLASS C:
Net assets                                              $     14,515,214   $      8,336,781   $      8,099,286   $      4,624,886
Shares outstanding                                               690,335            493,217            534,318            317,124
---------------------------------------------------------------------------------------------------------------------------------
Net asset value and offering price per share            $          21.03   $          16.90   $          15.16   $          14.58
---------------------------------------------------------------------------------------------------------------------------------
CLASS Y:
Net assets                                              $      4,993,941   $      4,057,391   $     45,106,815   $     14,517,830
Shares outstanding                                               226,324            228,658          2,912,779            948,619
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, offering price and redemption value
  per share                                             $          22.07   $          17.74   $          15.49   $          15.30
---------------------------------------------------------------------------------------------------------------------------------
CLASS P:
Net assets                                              $    366,083,020   $    356,838,835   $    625,091,425   $    199,403,301
Shares outstanding                                            16,623,014         20,135,029         40,426,372         13,073,728
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, offering price and redemption value
  per share                                             $          22.02   $          17.72   $          15.46   $          15.25
---------------------------------------------------------------------------------------------------------------------------------

                 See accompanying notes to financial statements

--------------------------------------------------------------------------------

UBS PACE SELECT ADVISORS TRUST

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JULY 31, 2005

                                                                               UBS PACE
                                                                               GOVERNMENT         UBS PACE           UBS PACE
                                                            UBS PACE           SECURITIES       INTERMEDIATE         STRATEGIC
                                                          MONEY MARKET        FIXED INCOME      FIXED INCOME       FIXED INCOME
                                                          INVESTMENTS         INVESTMENTS       INVESTMENTS         INVESTMENTS
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest (net of foreign withholding taxes of $0;
    $0; $539; $549; $0; $38,600; $0; $0; $0; $0; $0;
    $85, respectively)                                  $      4,813,596   $     17,848,061   $     15,305,361   $     19,010,901
  Dividends (net of foreign withholding taxes of $0;
    $0; $0; $0; $0; $0; $91,963; $19,185; $1,356;
    $1,499; $1,479,507; $606,015, respectively)                       --                 --                 --                 --
  Securities lending income (includes $0; $675;
    $23,992; $255; $0; $2,600; $38,288; $20,315;
    $9,866; $47,535; $188,524; $42,193, respectively,
    earned from an affiliated entity)                                 --              2,510             57,144             33,356
---------------------------------------------------------------------------------------------------------------------------------
                                                               4,813,596         17,850,571         15,362,505         19,044,257
---------------------------------------------------------------------------------------------------------------------------------
EXPENSES:
  Investment management and administration fees                  688,081          3,411,156          2,296,673          2,993,422
  Service fees - Class A                                              --            372,818            208,660             58,868
  Service and distribution fees - Class B                             --             61,407             27,931             34,430
  Service and distribution fees - Class C                             --            294,597             66,356             63,476
  Transfer agency and related services fees                      822,798            632,954            372,780            667,629
  Reports and notices to shareholders                            234,932             79,178             39,662             61,753
  Professional fees                                               61,775             86,889             86,791             88,295
  Federal and state registration fees                             35,436             62,645             65,209             66,835
  Custody and accounting fees                                     19,659            292,429            229,667            256,047
  Trustees' fees                                                  15,211             18,329             17,228             17,652
  Interest expense                                                    --                350                 --                622
  Other expenses                                                  20,512             42,257             38,159             45,038
---------------------------------------------------------------------------------------------------------------------------------
                                                               1,898,404          5,355,009          3,449,116          4,354,067
---------------------------------------------------------------------------------------------------------------------------------
Less: Fee waivers and expense reimbursements by
  investment manager and administrator                          (718,836)          (458,462)           (65,959)          (214,629)
---------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                   1,179,568          4,896,547          3,383,157          4,139,438
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                   3,634,028         12,954,024         11,979,348         14,904,819
---------------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAINS (LOSSES) FROM
  INVESTMENT ACTIVITIES:
  Net realized gains (losses) from:
    Investments (net of foreign tax expense of $0;
    $0; $0; $0; $0; $0; $0; $0; $0; $0; $0; $36,224)                (126)         7,108,657            741,619          2,975,919
    Futures                                                           --             90,034            (47,968)         6,226,938
    Options written                                                   --            691,271             28,693            142,698
    Short sales                                                       --           (134,805)                --                 --
    Swaps                                                             --           (296,615)                --          1,471,483
    Forward foreign currency contracts and foreign
      currency transactions                                           --                 --            721,567          2,314,558
---------------------------------------------------------------------------------------------------------------------------------
  Net change in unrealized appreciation/depreciation
    of:
    Investments                                                       --         (1,957,392)        (2,789,230)         1,535,622
    Futures                                                           --             12,156           (658,975)        (2,713,358)
    Options written                                                   --            187,731             80,013           (364,143)
    Short sales                                                       --            287,422                 --                 --
    Swaps                                                             --             (1,919)                --         (2,095,210)
    Other assets and liabilities denominated in
      foreign currency and forward foreign currency
      contracts                                                       --                 --           (444,969)          (154,439)
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gains (losses) from
  investment activities                                             (126)         5,986,540         (2,369,250)         9,340,068
---------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations    $      3,633,902   $     18,940,564   $      9,610,098   $     24,244,887
---------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
160

                                                            UBS PACE           UBS PACE           UBS PACE            UBS PACE
                                                            MUNICIPAL        GLOBAL FIXED         LARGE CO            LARGE CO
                                                          FIXED INCOME           INCOME         VALUE EQUITY       GROWTH EQUITY
                                                           INVESTMENTS        INVESTMENTS        INVESTMENTS        INVESTMENTS
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest (net of foreign withholding taxes of $0;
    $0; $539; $549; $0; $38,600; $0; $0; $0; $0; $0;
    $85, respectively)                                  $     10,448,641   $     14,193,653   $        388,367   $        643,201
  Dividends (net of foreign withholding taxes of $0;
    $0; $0; $0; $0; $0; $91,963; $19,185; $1,356;
    $1,499; $1,479,507; $606,015, respectively)                       --             11,300         25,102,129          8,404,922
  Securities lending income (includes $0; $675;
    $23,992; $255; $0; $2,600; $38,288; $20,315;
    $9,866; $47,535; $188,524; $42,193, respectively,
    earned from an affiliated entity)                                 --              9,213             69,510             32,208
---------------------------------------------------------------------------------------------------------------------------------
                                                              10,448,641         14,214,166         25,560,006          9,080,331
---------------------------------------------------------------------------------------------------------------------------------
EXPENSES:
  Investment management and administration fees                1,533,589          3,376,710          9,152,433          6,258,612
  Service fees - Class A                                         313,701            394,162            767,904            240,548
  Service and distribution fees - Class B                         36,599             17,822            139,307             44,681
  Service and distribution fees - Class C                        174,664             67,415            407,557            107,070
  Transfer agency and related services fees                      153,686            855,282          1,176,928            952,535
  Reports and notices to shareholders                             18,013             94,929            139,650            108,521
  Professional fees                                               86,459             94,610             88,660             84,068
  Federal and state registration fees                             55,907             65,099             76,622             77,244
  Custody and accounting fees                                    153,359            632,987            666,338            472,596
  Trustees' fees                                                  15,836             17,665             25,104             21,588
  Interest expense                                                    --             28,248                 --                 --
  Other expenses                                                  31,702             37,804             65,921             57,389
---------------------------------------------------------------------------------------------------------------------------------
                                                               2,573,515          5,682,733         12,706,424          8,424,852
---------------------------------------------------------------------------------------------------------------------------------
Less: Fee waivers and expense reimbursements by
  investment manager and administrator                          (177,604)          (449,053)        (1,313,183)          (357,389)
---------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                   2,395,911          5,233,680         11,393,241          8,067,463
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                   8,052,730          8,980,486         14,166,765          1,012,868
---------------------------------------------------------------------------------------------------------------------------------
NETREALIZED AND UNREALIZED GAINS (LOSSES) FROM
  INVESTMENT ACTIVITIES:
  Net realized gains (losses) from:
    Investments (net of foreign tax expense of $0;
    $0; $0; $0; $0; $0; $0; $0; $0; $0; $0; $36,224)             941,267         11,510,916         74,056,309         38,141,351
    Futures                                                           --            286,362                 --                 --
    Options written                                                   --              8,045                 --              7,028
    Short sales                                                       --                 --                 --                 --
    Swaps                                                             --                 --                 --                 --
    Forward foreign currency contracts and foreign
    currency transactions                                             --         15,854,189                (40)                16
---------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation/depreciation
    of:
    Investments                                               (2,299,471)       (10,621,961)       104,074,063         87,547,937
    Futures                                                           --            176,480                 --                 --
    Options written                                                   --              5,478                 --                 --
    Short sales                                                       --                 --                 --                 --
    Swaps                                                             --                 --                 --                 --
    Other assets and liabilities denominated in
      foreign currency and forward foreign currency
      contracts                                                       --         (2,146,423)                --                 --
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gains (losses) from
  investment activities                                       (1,358,204)        15,073,086        178,130,332        125,696,332
---------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations    $      6,694,526   $     24,053,572   $    192,297,097   $    126,709,200
---------------------------------------------------------------------------------------------------------------------------------

                                                                                                                     UBS PACE
                                                            UBS PACE           UBS PACE            UBS PACE       INTERNATIONAL
                                                         SMALL/MEDIUM CO   SMALL/MEDIUM CO      INTERNATIONAL    EMERGING MARKETS
                                                         VALUE EQUITY        GROWTH EQUITY         EQUITY              EQUITY
                                                          INVESTMENTS         INVESTMENTS        INVESTMENTS        INVESTMENTS
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest (net of foreign withholding taxes of $0;
    $0; $539; $549; $0; $38,600; $0; $0; $0; $0; $0;
    $85, respectively)                                  $        545,831   $        294,762   $        503,402   $         69,950
  Dividends (net of foreign withholding taxes of $0;
    $0; $0; $0; $0; $0; $91,963; $19,185; $1,356;
    $1,499; $1,479,507; $606,015, respectively)                3,630,756          1,168,693         19,746,385          5,970,454
  Securities lending income (includes $0; $675;
    $23,992; $255; $0; $2,600; $38,288; $20,315;
    $9,866; $47,535; $188,524; $42,193, respectively,
    earned from an affiliated entity)                             16,717             99,265            433,813             80,684
---------------------------------------------------------------------------------------------------------------------------------
                                                               4,193,304          1,562,720         20,683,600          6,121,088
---------------------------------------------------------------------------------------------------------------------------------
EXPENSES:
  Investment management and administration fees                3,188,803          3,038,861          6,083,082          2,054,961
  Service fees - Class A                                         133,029            150,581            241,429             34,855
  Service and distribution fees - Class B                         54,489             23,773              9,516              8,057
  Service and distribution fees - Class C                        140,454             86,160             80,587             42,817
  Transfer agency and related services fees                      831,016            852,360            898,897            681,716
  Reports and notices to shareholders                             89,367             97,937            118,104            124,111
  Professional fees                                               87,876             87,507             92,704             90,552
  Federal and state registration fees                             63,588             57,206             73,550             55,866
  Custody and accounting fees                                    237,442            227,704          1,015,783            653,415
  Trustees' fees                                                  17,470             17,166             20,413             15,022
  Interest expense                                                    --                 --                 --              1,466
  Other expenses                                                  43,534             34,872             87,406             71,002
---------------------------------------------------------------------------------------------------------------------------------
                                                               4,887,068          4,674,127          8,721,471          3,833,840
---------------------------------------------------------------------------------------------------------------------------------
Less: Fee waivers and expense reimbursements by
  investment manager and administrator                           (32,172)          (154,739)                --            (70,277)
---------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                   4,854,896          4,519,388          8,721,471          3,763,563
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                    (661,592)        (2,956,668)        11,962,129          2,357,525
---------------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAINS (LOSSES) FROM
  INVESTMENT ACTIVITIES:
  Net realized gains (losses) from:
    Investments (net of foreign tax expense of $0;
    $0; $0; $0; $0; $0; $0; $0; $0; $0; $0; $36,224)          62,560,612         20,928,779         27,569,815         29,966,063
    Futures                                                           --                 --            407,688                 --
    Options written                                                   --                 --                 --                 --
    Short sales                                                       --                 --                 --                 --
    Swaps                                                             --                 --                 --                 --
    Forward foreign currency contracts and foreign
      currency transactions                                          388                 45           (272,002)          (582,938)
---------------------------------------------------------------------------------------------------------------------------------
  Net change in unrealized appreciation/depreciation
    of:
    Investments                                               18,054,483         66,820,351         78,716,434         33,018,810
    Futures                                                           --                 --            165,391                 --
    Options written                                                   --                 --                 --                 --
    Short sales                                                       --                 --                 --                 --
    Swaps                                                             --                 --                 --                 --
    Other assets and liabilities denominated in
      foreign currency and forward foreign currency
      contracts                                                       --                 --           (162,864)            32,868
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gains (losses) from
  investment activities                                       80,615,483         87,749,175        106,424,462         62,434,803
---------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations    $     79,953,891   $     84,792,507   $    118,386,591   $     64,792,328
---------------------------------------------------------------------------------------------------------------------------------

                 See accompanying notes to financial statements

--------------------------------------------------------------------------------

UBS PACE SELECT ADVISORS TRUST

STATEMENT OF CHANGES IN NET ASSETS

                                                                      UBS PACE                              UBS PACE
                                                                    MONEY MARKET                     GOVERNMENT SECURITIES
                                                                    INVESTMENTS                     FIXED INCOME INVESTMENTS
                                                        -----------------------------------   -----------------------------------
                                                            FOR THE YEARS ENDED JULY 31,           FOR THE YEARS ENDED JULY 31,
---------------------------------------------------------------------------------------------------------------------------------
                                                              2005               2004               2005               2004
---------------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
  Net investment income                                 $      3,634,028   $        729,903   $     12,954,024   $     10,038,359
  Net realized gains (losses) from:
    Investments, futures, options written, short
      sales and swaps                                               (126)                31          7,458,542          5,690,303
    Forward foreign currency contracts and foreign
      currency transactions                                           --                 --                 --                 --
  Net change in unrealized appreciation/depreciation
    of:
    Investments, futures, options written, short
      sales and swaps                                                 --                 --         (1,472,002)         6,678,030
    Other assets and liabilities denominated in
      foreign currency and forward foreign currency
      contracts                                                       --                 --                 --                 --
---------------------------------------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations         3,633,902            729,934         18,940,564         22,406,692
---------------------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income - Class A                                     --                 --         (4,052,501)        (4,904,702)
  Net investment income - Class B                                     --                 --           (113,234)          (220,926)
  Net investment income - Class C                                     --                 --           (852,567)        (1,039,169)
  Net investment income - Class Y                                     --                 --           (309,378)          (398,926)
  Net investment income - Class P                             (3,634,028)          (729,903)        (8,525,424)        (6,852,093)
  Net realized gains from investment
    activities - Class A                                              --                 --                 --                 --
  Net realized gains from investment
    activities - Class B                                              --                 --                 --                 --
  Net realized gains from investment
    activities - Class C                                              --                 --                 --                 --
  Net realized gains from investment
    activities - Class Y                                              --                 --                 --                 --
  Net realized gains from investment
    activities - Class P                                              --                 --                 --                 --
---------------------------------------------------------------------------------------------------------------------------------
                                                              (3,634,028)          (729,903)       (13,853,104)       (13,415,816)
---------------------------------------------------------------------------------------------------------------------------------
FROM BENEFICIAL INTEREST TRANSACTIONS:
  Net proceeds from the sale of shares                       224,445,629        186,974,819        119,794,862         99,043,140
  Cost of shares repurchased                                (166,362,878)      (145,496,890)       (99,721,593)      (127,053,979)
  Proceeds from dividends reinvested                           3,378,866            674,006         12,161,782         11,318,608
---------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) in net assets from
    beneficial interest transactions                          61,461,617         42,151,935         32,235,051        (16,692,231)
---------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) in net assets                       61,461,491         42,151,966         37,322,511         (7,701,355)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
  Beginning of year                                          166,066,618        123,914,652        472,464,285        480,165,640
  End of year                                           $    227,528,109   $    166,066,618   $    509,786,796   $    472,464,285
  Accumulated undistributed (distributions in excess
    of) net investment income (loss)                    $             --   $             --   $             --   $            688

--------------------------------------------------------------------------------
162

                                                                       UBS PACE                             UBS PACE
                                                              INTERMEDIATE FIXED INCOME              STRATEGIC FIXED INCOME
                                                                     INVESTMENTS                         INVESTMENTS
                                                        -----------------------------------   -----------------------------------
                                                            FOR THE YEARS ENDED JULY 31,           FOR THE YEARS ENDED JULY 31,
---------------------------------------------------------------------------------------------------------------------------------
                                                              2005               2004               2005               2004
---------------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
  Net investment income                                 $     11,979,348   $      9,481,357   $     14,904,819   $      9,517,141
  Net realized gains (losses) from:
    Investments, futures, options written, short
      sales and swaps                                            722,344          1,764,218         10,817,038          1,893,624
    Forward foreign currency contracts and foreign
      currency transactions                                      721,567           (448,236)         2,314,558            408,386
  Net change in unrealized appreciation/depreciation
    of:
    Investments, futures, options written, short
      sales and swaps                                         (3,368,192)          (115,978)        (3,637,089)         7,456,923
    Other assets and liabilities denominated in
      foreign currency and forward foreign currency
      contracts                                                 (444,969)           354,781           (154,439)            68,434
---------------------------------------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations         9,610,098         11,036,142         24,244,887         19,344,508
---------------------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income - Class A                             (2,461,828)        (2,618,777)          (771,766)          (667,408)
  Net investment income - Class B                                (60,885)          (132,165)           (87,621)          (146,766)
  Net investment income - Class C                               (216,782)          (224,390)          (237,708)          (217,930)
  Net investment income - Class Y                                (39,084)           (43,314)           (28,544)           (15,503)
  Net investment income - Class P                             (9,313,207)        (6,692,645)       (14,147,579)        (8,673,790)
  Net realized gains from investment
    activities - Class A                                              --                 --           (548,508)                --
  Net realized gains from investment
    activities - Class B                                              --                 --            (90,297)                --
  Net realized gains from investment
    activities - Class C                                              --                 --           (198,165)                --
  Net realized gains from investment
    activities - Class Y                                              --                 --            (16,511)                --
  Net realized gains from investment
    activities - Class P                                              --                 --         (8,912,182)                --
---------------------------------------------------------------------------------------------------------------------------------
                                                             (12,091,786)        (9,711,291)       (25,038,881)        (9,721,397)
---------------------------------------------------------------------------------------------------------------------------------
FROM BENEFICIAL INTEREST TRANSACTIONS:
  Net proceeds from the sale of shares                       125,092,768        127,537,085        165,854,478        146,166,803
  Cost of shares repurchased                                (102,710,498)      (118,091,613)      (112,018,802)       (80,409,067)
  Proceeds from dividends reinvested                          11,049,220          8,650,080         24,338,634          9,336,822
---------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) in net assets from
    beneficial interest transactions                          33,431,490         18,095,552         78,174,310         75,094,558
---------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) in net assets                       30,949,802         19,420,403         77,380,316         84,717,669
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
  Beginning of year                                          367,662,357        348,241,954        386,355,688        301,638,019
  End of year                                           $    398,612,159   $    367,662,357   $    463,736,004   $    386,355,688
  Accumulated undistributed (distributions in excess
    of) net investment income (loss)                    $        122,681   $       (477,149)  $      3,295,114   $      1,109,198

                                                                      UBS PACE                              UBS PACE
                                                              MUNICIPAL FIXED INCOME                  GLOBAL FIXED INCOME
                                                                     INVESTMENTS                          INVESTMENTS
                                                        -----------------------------------   -----------------------------------
                                                            FOR THE YEARS ENDED JULY 31,           FOR THE YEARS ENDED JULY 31,
---------------------------------------------------------------------------------------------------------------------------------
                                                              2005               2004               2005               2004
---------------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
  Net investment income                                 $      8,052,730   $      7,913,888   $      8,980,486   $      7,135,651
  Net realized gains (losses) from:
    Investments, futures, options written, short
      sales and swaps                                            941,267            153,359         11,805,323          1,831,699
    Forward foreign currency contracts and foreign
      currency transactions                                           --                 --         15,854,189         20,106,543
  Net change in unrealized appreciation/depreciation
    of:
    Investments, futures, options written, short
      sales and swaps                                         (2,299,471)          (250,107)       (10,440,003)        (2,675,489)
    Other assets and liabilities denominated in
      foreign currency and forward foreign currency
      contracts                                                       --                 --         (2,146,423)          (139,249)
---------------------------------------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations         6,694,526          7,817,140         24,053,572         26,259,155
---------------------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income - Class A                             (3,913,061)        (4,424,753)        (9,288,996)       (13,669,899)
  Net investment income - Class B                                (85,409)          (137,089)           (93,928)          (154,920)
  Net investment income - Class C                               (605,527)          (688,788)          (484,134)          (712,046)
  Net investment income - Class Y                                 (6,550)            (6,455)          (608,419)          (898,805)
  Net investment income - Class P                             (3,444,998)        (2,663,161)       (14,601,051)       (13,414,768)
  Net realized gains from investment
    activities - Class A                                              --                 --           (275,150)                --
  Net realized gains from investment
    activities - Class B                                              --                 --             (3,248)                --
  Net realized gains from investment
    activities - Class C                                              --                 --            (15,545)                --
  Net realized gains from investment
    activities - Class Y                                              --                 --            (17,005)                --
  Net realized gains from investment
    activities - Class P                                              --                 --           (402,636)                --
---------------------------------------------------------------------------------------------------------------------------------
                                                              (8,055,545)        (7,920,246)       (25,790,112)       (28,850,438)
---------------------------------------------------------------------------------------------------------------------------------
FROM BENEFICIAL INTEREST TRANSACTIONS:
  Net proceeds from the sale of shares                        43,903,633         53,861,807        110,053,612         94,881,164
  Cost of shares repurchased                                 (54,324,278)       (64,127,480)       (76,153,174)       (72,757,636)
  Proceeds from dividends reinvested                           6,533,146          6,102,782         22,748,986         24,202,466
---------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) in net assets from
    beneficial interest transactions                          (3,887,499)        (4,162,891)        56,649,424         46,325,994
---------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) in net assets                       (5,248,518)        (4,265,997)        54,912,884         43,734,711
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
  Beginning of year                                          256,584,092        260,850,089        383,453,975        339,719,264
  End of year                                           $    251,335,574   $    256,584,092   $    438,366,859   $    383,453,975
  Accumulated undistributed (distributions in excess
    of) net investment income (loss)                    $             --   $             --   $     14,329,633   $     11,677,667

                 See accompanying notes to financial statements

--------------------------------------------------------------------------------

UBS PACE SELECT ADVISORS TRUST

STATEMENT OF CHANGES IN NET ASSETS (CONCLUDED)

                                                                     UBS PACE                               UBS PACE
                                                                  LARGE CO VALUE                        LARGE CO GROWTH
                                                                EQUITY INVESTMENTS                     EQUITY INVESTMENTS
                                                        -----------------------------------   -----------------------------------
                                                             FOR THE YEARS ENDED JULY 31,         FOR THE YEARS ENDED JULY 31,
---------------------------------------------------------------------------------------------------------------------------------
                                                              2005               2004               2005               2004
---------------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
  Net investment income (loss)                          $     14,166,765   $      9,902,918   $      1,012,868   $     (1,703,493)
  Net realized gains (losses) from:
    Investments and futures                                   74,056,309         76,384,954         38,148,379         22,669,619
    Forward foreign currency contracts and foreign
      currency transactions                                          (40)                89                 16                 --
  Net change in unrealized appreciation/depreciation of:
    Investments and futures                                  104,074,063         40,562,037         87,547,937          8,233,606
    Other assets and liabilities denominated in
      foreign currency and forward foreign currency
      contracts                                                       --                 --                 --                 --
---------------------------------------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations       192,297,097        126,849,998        126,709,200         29,199,732
---------------------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income - Class A                             (3,302,996)        (2,636,816)                --                 --
  Net investment income - Class B                                     --                 --                 --                 --
  Net investment income - Class C                                (94,894)           (24,248)                --                 --
  Net investment income - Class Y                               (518,871)          (422,153)                --                 --
  Net investment income - Class P                             (8,802,029)        (5,319,468)                --                 --
  Net realized gains from investment
    activities - Class A                                              --                 --                 --                 --
  Net realized gains from investment
    activities - Class B                                              --                 --                 --                 --
  Net realized gains from investment
    activities - Class C                                              --                 --                 --                 --
  Net realized gains from investment
    activities - Class Y                                              --                 --                 --                 --
  Net realized gains from investment
    activities - Class P                                              --                 --                 --                 --
---------------------------------------------------------------------------------------------------------------------------------
                                                             (12,718,790)        (8,402,685)                --                 --
---------------------------------------------------------------------------------------------------------------------------------
FROM BENEFICIAL INTEREST TRANSACTIONS:
  Net proceeds from the sale of shares                       262,895,159        241,882,686        259,793,530        240,268,084
  Cost of shares repurchased                                (225,829,854)      (200,340,890)      (157,328,240)      (130,610,222)
  Proceeds from dividends reinvested                          12,283,985          8,081,204                 --                 --
---------------------------------------------------------------------------------------------------------------------------------
  Net increase in net assets from beneficial interest
    transactions                                              49,349,290         49,623,000        102,465,290        109,657,862
---------------------------------------------------------------------------------------------------------------------------------
  Redemption fees                                                     --                 --                 --                 --
---------------------------------------------------------------------------------------------------------------------------------
  Net increase in net assets                                 228,927,597        168,070,313        229,174,490        138,857,594
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
  Beginning of year                                        1,006,602,724        838,532,411        684,919,208        546,061,614
  End of year                                           $  1,235,530,321   $  1,006,602,724   $    914,093,698   $    684,919,208
  Accumulated undistributed (distributions in excess
    of ) net investment income (loss)                   $      7,219,901   $      5,771,966   $      1,012,884   $             --

--------------------------------------------------------------------------------
164

                                                                       UBS PACE                              UBS PACE
                                                                SMALL/MEDIUM CO VALUE               SMALL/MEDIUM CO GROWTH
                                                                 EQUITY INVESTMENTS                   EQUITY INVESTMENTS
                                                        -----------------------------------   -----------------------------------
                                                            FOR THE YEARS ENDED JULY 31,          FOR THE YEARS ENDED JULY 31,
---------------------------------------------------------------------------------------------------------------------------------
                                                               2005              2004               2005               2004
---------------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
  Net investment income (loss)                          $       (661,592)  $       (893,912)  $     (2,956,668)  $     (2,527,639)
  Net realized gains (losses) from:
    Investments and futures                                   62,560,612         37,381,862         20,928,779         37,587,834
    Forward foreign currency contracts and foreign
      currency transactions                                          388                 --                 45                208
  Net change in unrealized appreciation/depreciation of:
    Investments and futures                                   18,054,483         16,769,243         66,820,351        (12,814,369)
    Other assets and liabilities denominated in
      foreign currency and forward foreign currency
      contracts                                                       --                 --                 --                 --
---------------------------------------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations        79,953,891         53,257,193         84,792,507         22,246,034
---------------------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income - Class A                                     --                 --                 --                 --
  Net investment income - Class B                                     --                 --                 --                 --
  Net investment income - Class C                                     --                 --                 --                 --
  Net investment income - Class Y                                     --                 --                 --                 --
  Net investment income - Class P                                     --                 --                 --                 --
  Net realized gains from investment
    activities - Class A                                      (5,167,885)                --           (246,244)                --
  Net realized gains from investment
    activities - Class B                                        (576,683)                --            (10,739)                --
  Net realized gains from investment
    activities - Class C                                      (1,406,141)                --            (37,275)                --
  Net realized gains from investment
    activities - Class Y                                        (394,662)                --            (13,563)                --
  Net realized gains from investment
    activities - Class P                                     (29,368,166)                --         (1,173,710)                --
---------------------------------------------------------------------------------------------------------------------------------
                                                             (36,913,537)                --         (1,481,531)                --
---------------------------------------------------------------------------------------------------------------------------------
FROM BENEFICIAL INTEREST TRANSACTIONS:
  Net proceeds from the sale of shares                        98,632,360         94,456,197         95,303,311         91,626,888
  Cost of shares repurchased                                 (84,662,517)       (69,923,549)       (86,010,378)       (72,961,980)
  Proceeds from dividends reinvested                          36,228,640                 --          1,450,971                 --
---------------------------------------------------------------------------------------------------------------------------------
  Net increase in net assets from beneficial interest
    transactions                                              50,198,483         24,532,648         10,743,904         18,664,908
---------------------------------------------------------------------------------------------------------------------------------
  Redemption fees                                                     --                 --                 --                 --
---------------------------------------------------------------------------------------------------------------------------------
  Net increase in net assets                                  93,238,837         77,789,841         94,054,880         40,910,942
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
  Beginning of year                                          352,024,855        274,235,014        337,421,182        296,510,240
  End of year                                           $    445,263,692   $    352,024,855   $    431,476,062   $    337,421,182
  Accumulated undistributed (distributions in excess
    of ) net investment income (loss)                   $             --   $             --   $             --   $             --

                                                                       UBS PACE                             UBS PACE
                                                                    INTERNATIONAL                    INTERNATIONAL EMERGING
                                                                 EQUITY INVESTMENTS                MARKETS EQUITY INVESTMENTS
                                                        -----------------------------------   -----------------------------------
                                                            FOR THE YEARS ENDED JULY 31,           FOR THE YEARS ENDED JULY 31,
---------------------------------------------------------------------------------------------------------------------------------
                                                              2005               2004               2005                2004
---------------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
  Net investment income (loss)                          $     11,962,129   $      3,155,611   $      2,357,525   $        411,748
  Net realized gains (losses) from:
    Investments and futures                                   27,977,503         95,950,926         29,966,063         27,599,156
    Forward foreign currency contracts and foreign
      currency transactions                                     (272,002)        (1,154,361)          (582,938)          (433,641)
  Net change in unrealized appreciation/depreciation of:
    Investments and futures                                   78,881,825          2,710,472         33,018,810        (10,339,267)
    Other assets and liabilities denominated in
      foreign currency and forward foreign currency
      contracts                                                 (162,864)           (29,149)            32,868             42,680
---------------------------------------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations       118,386,591        100,633,499         64,792,328         17,280,676
---------------------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income - Class A                               (407,967)          (381,401)              (743)                --
  Net investment income - Class B                                     --                 --                 --                 --
  Net investment income - Class C                                     --                 --                 --                 --
  Net investment income - Class Y                               (366,534)          (295,152)           (22,732)                --
  Net investment income - Class P                             (3,759,389)        (2,237,058)          (144,070)                --
  Net realized gains from investment
    activities - Class A                                              --                 --                 --                 --
  Net realized gains from investment
    activities - Class B                                              --                 --                 --                 --
  Net realized gains from investment
    activities - Class C                                              --                 --                 --                 --
  Net realized gains from investment
    activities - Class Y                                              --                 --                 --                 --
  Net realized gains from investment
    activities - Class P                                              --                 --                 --                 --
---------------------------------------------------------------------------------------------------------------------------------
                                                              (4,533,890)        (2,913,611)          (167,545)                --
---------------------------------------------------------------------------------------------------------------------------------
FROM BENEFICIAL INTEREST TRANSACTIONS:
  Net proceeds from the sale of shares                       218,161,287        191,329,958         69,352,891         58,806,549
  Cost of shares repurchased                                (126,855,189)      (108,994,710)       (37,568,480)       (32,389,561)
  Proceeds from dividends reinvested                           4,442,443          2,844,335            165,698                 --
---------------------------------------------------------------------------------------------------------------------------------
  Net increase in net assets from beneficial interest
    transactions                                              95,748,541         85,179,583         31,950,109         26,416,988
---------------------------------------------------------------------------------------------------------------------------------
  Redemption fees                                                     15            173,977                499             16,243
---------------------------------------------------------------------------------------------------------------------------------
  Net increase in net assets                                 209,601,257        183,073,448         96,575,391         43,713,907
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
  Beginning of year                                          566,573,116        383,499,668        139,352,536         95,638,629
  End of year                                           $    776,174,373   $    566,573,116   $    235,927,927   $    139,352,536
  Accumulated undistributed (distributions in excess
    of ) net investment income (loss)                   $      8,733,781   $      1,577,544   $      1,551,321   $       (122,879)

                 See accompanying notes to financial statements

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

UBS PACE SELECT ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

UBS PACE Select Advisors Trust (the "Trust") is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as an open-end management investment company currently composed of twelve separate investment portfolios and was organized as a Delaware statutory trust under the laws of the State of Delaware by Certificate of Trust dated September 9, 1994, as amended June 9, 1995 and thereafter. The trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest, par value $0.001 per share.

The Trust has twelve Portfolios available for investment, each having its own investment objectives and policies: UBS PACE Money Market Investments, UBS PACE Government Securities Fixed Income Investments, UBS PACE Intermediate Fixed Income Investments, UBS PACE Strategic Fixed Income Investments, UBS PACE Municipal Fixed Income Investments, UBS PACE Global Fixed Income Investments, UBS PACE Large Co Value Equity Investments, UBS PACE Large Co Growth Equity Investments, UBS PACE Small/Medium Co Value Equity Investments, UBS PACE Small/Medium Co Growth Equity Investments, UBS PACE International Equity Investments and UBS PACE International Emerging Markets Equity Investments (collectively, the "Portfolios").

Each of the Portfolios is classified as a diversified investment company with the exception of UBS PACE Intermediate Fixed Income Investments and UBS PACE Global Fixed Income Investments. With the exception of UBS PACE Money Market Investments (which currently offers Class P shares only), each Portfolio currently offers Class A, Class B, Class C, Class Y and Class P shares. Each class represents interests in the same assets of the applicable Portfolio and the classes are identical except for differences in their sales charge structures, ongoing service and distribution charges and certain transfer agency and related services expenses. In addition, Class B shares and all corresponding reinvested dividend shares automatically convert to Class A shares within a certain number of years after issuance which varies depending upon the amount invested. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plan, if any. Class Y and Class P shares have no service or distribution plan. The Portfolios' Class P shares currently are available only to participants in the UBS PACE(SM) Select Advisors Program, except that UBS PACE Money Market Investments shares are also available to participants in the UBS PACE(SM) Multi Advisor Program.

In the normal course of business, the Portfolios may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Portfolios' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, the Portfolios have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires the Trust's management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

VALUATION OF INVESTMENTS - Each Portfolio (except UBS PACE Money Market Investments) calculates its net asset value based on the current market value for its portfolio securities. The Portfolios normally obtain market values for their securities from independent pricing sources. Independent pricing sources may use last reported sale prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. Securities traded in the over-the-counter ("OTC") market and listed on The Nasdaq Stock Market, Inc. ("Nasdaq") normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price available prior to valuation. Securities which are listed on U.S. and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. Securities listed on foreign stock exchanges may be fair valued based on significant events that have occurred subsequent to the close of the foreign markets. UBS PACE International Equity Investments and UBS PACE International Emerging Markets Equity Investments may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. If a security is valued at a "fair value", that value is likely to be different from the last quoted market price for the security. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by UBS Global Asset Management (US) Inc. ("UBS Global AM"), the investment manager, administrator and principal underwriter of the Portfolios, or by the relevant Portfolio investment sub-advisor, where applicable. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG, an internationally diversified organization with headquarters in Zurich, Switzerland and operations in many areas of the financial services industry. If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Trust's Board of Trustees (the "Board"). Various factors may be reviewed in order to make a good faith determination of a security's fair value. These factors include, but are not

--------------------------------------------------------------------------------
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

UBS PACE SELECT ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS

limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; and changes in overall market conditions. If events occur that materially affect the value of securities (particularly non-U.S. securities) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange, the securities are fair valued. The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the Board determines that this does not represent fair value. Investments of the UBS PACE Money Market Investments portfolio are valued using the amortized cost method of valuation. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Portfolios' custodian.

Foreign currency exchange rates are generally determined prior to the close of the New York Stock Exchange ("NYSE"). Occasionally, events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the close of the NYSE, which will not be reflected in the computation of the Portfolios' net asset value. If events materially affecting the value of such securities or currency exchange rates occur during such time periods, the securities will be valued at their fair value as determined in good faith by or under the direction of the Board.

REPURCHASE AGREEMENTS - The Portfolios may purchase securities or other obligations from a bank or securities dealer (or its affiliate), subject to the seller's agreement to repurchase them at an agreed upon date (or upon demand) and price. The Portfolios maintain custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special "tri-party" custodian or sub-custodian that maintains a separate account for both the Portfolios and their counterparty. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Portfolios generally have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Repurchase agreements involving obligations other than U.S. government securities (such as commercial paper, corporate bonds and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of counterparty insolvency. If the seller (or seller's guarantor, if any) becomes insolvent, the Portfolios may suffer delays, costs and possible losses in connection with the disposition or retention of the collateral. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. Each Portfolio (with the exception of UBS PACE Municipal Fixed Income Investments) may participate in joint repurchase agreement transactions with other funds managed, advised or sub-advised by UBS Global AM.

INVESTMENT TRANSACTIONS, INVESTMENT INCOME AND EXPENSES - Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions and foreign exchange transactions are calculated using the identified cost method. Dividend income is recorded on the ex-dividend date ("ex-date") (except in the case of certain dividends from foreign securities which are recorded as soon after the ex-date as the respective Portfolio, using reasonable diligence, becomes aware of such dividends). Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend-eligible shares, as appropriate) of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

FOREIGN CURRENCY TRANSLATION - The books and records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated using the Reuters/WM Company spot rates at 11:00 a.m. Eastern Standard Time as of the close of the London Exchange; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included in the Statement of Operations.

The Portfolios do not generally isolate the effects of fluctuations in foreign exchange rates from the effects of fluctuations in the market prices of securities. However, the Portfolios do isolate the effect of fluctuations in foreign exchange rates when determining the realized gain or loss upon the sale or maturity of foreign currency-denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as realized foreign currency transaction gain or loss for both financial reporting and income tax purposes. Net realized foreign currency transaction gain (loss) is treated as ordinary income (loss) for income tax reporting purposes.

--------------------------------------------------------------------------------

UBS PACE SELECT ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS

FORWARD FOREIGN CURRENCY CONTRACTS - Certain Portfolios may enter into forward foreign currency contracts ("forward contracts") in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Portfolios may also engage in cross-hedging by using forward contracts in one currency to hedge fluctuations in the value of securities denominated in a different currency if the applicable investment sub-advisor anticipates that there is a correlation between the two currencies. Forward contracts may also be used to shift a Portfolio's exposure to foreign currency fluctuations from one country to another.

The Portfolios have no specific limitation on the percentage of assets which may be committed to such contracts; however, the value of all forward contracts will not exceed the value of a Portfolio's total assets. The Portfolios may enter into forward contracts or maintain a net exposure to forward contracts only if
(1) the consummation of the contracts would not obligate the Portfolios to deliver an amount of foreign currency in excess of the value of the positions being hedged by such contracts or (2) the Portfolios maintain cash or liquid securities in a segregated account in an amount not less than the value of a Portfolio's total assets committed to the consummation of the forward contracts and not covered as provided in (1) above, as marked-to-market daily.

Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Fluctuations in the value of open forward contracts are recorded for book purposes as unrealized gains or losses on forward foreign currency contracts by the Portfolios. Realized gains and losses on forward foreign currency contracts include net gains or losses recognized by the Portfolios on contracts which have matured.

SECURITIES TRADED ON TO-BE-ANNOUNCED BASIS - The Portfolios may from time to time purchase securities on to-be-announced ("TBA") basis. In a TBA transaction, the Portfolio commits to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date of the underlying security transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Portfolio, normally 15 to 45 days later. Beginning on the date the Portfolio enters into a TBA transaction, cash, U.S. government securities or other liquid high grade debt obligations are segregated in an amount in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

At July 31, 2005 UBS PACE Government Securities Fixed Income Investments, UBS PACE Strategic Fixed Income Investments and UBS PACE Global Fixed Income Investments held TBA securities with a total cost of $128,230,000, $29,227,305 and $29,032,422, respectively.

OPTION WRITING - Certain Portfolios may write (sell) put and call options on securities or derivative instruments in order to gain exposure to or protect against changes in the markets. When a Portfolio writes a call or a put option, an amount equal to the premium received by the Portfolio is included in the Portfolio's Statement of Assets and Liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which the Portfolio has written either expires on its stipulated expiration date or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security or derivative instrument, and the liability related to such option is extinguished. If a call option which the Portfolio has written is exercised, the Portfolio recognizes a realized capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security or derivative instrument and the proceeds from the sale are increased by the premium originally received. If a put option which the Portfolio has written is exercised, the amount of the premium originally received reduces the cost of the security or derivative instrument which the Portfolio purchases upon exercise of the option.

In writing an option, the Portfolios bear the market risk of an unfavorable change in the price of the derivative instrument, security or currency underlying the written option. Exercise of an option written by a Portfolio could result in the Portfolio selling or buying a derivative instrument, security or currency at a price different from current market value.

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

UBS PACE SELECT ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS

Written option activity for the year ended July 31, 2005 for UBS PACE Government Securities Fixed Income Investments, UBS PACE Intermediate Fixed Income Investments, UBS PACE Strategic Fixed Income Investments, UBS PACE Global Fixed Income Investments and UBS PACE Large Co Growth Equity Investments was as follows:

                                             UBS PACE GOVERNMENT          UBS PACE INTERMEDIATE            UBS PACE STRATEGIC
                                           SECURITIES FIXED INCOME            FIXED INCOME                   FIXED INCOME
                                                  INVESTMENTS                 INVESTMENTS                     INVESTMENTS
----------------------------------------------------------------------------------------------------------------------------------
                                           NUMBER OF      AMOUNT OF                     AMOUNT OF      NUMBER OF     AMOUNTS OF
                                           CONTRACTS       PREMIUMS      NUMBER OF       PREMIUMS      CONTRACTS      PREMIUMS
                                             (000)         RECEIVED      CONTRACTS       RECEIVED        (000)        RECEIVED
----------------------------------------------------------------------------------------------------------------------------------
Options outstanding
  at July 31, 2004                             60,000   $    795,015             --             --         67,000   $  1,222,915
Options written                                     1        743,601            182   $    118,349              0*       156,134
Options terminated in
  closing purchase transactions               (26,701)      (787,165)           (46)       (27,626)        (8,200)      (427,953)
Options expired prior to exercise              (3,300)      (317,951)           (20)        (5,960)       (58,800)      (847,750)
Options outstanding
  at July 31, 2005                             30,000   $    433,500            116   $     84,763              0*  $    103,346

                                                  UBS PACE GLOBAL              UBS PACE LARGE
                                                   FIXED INCOME               CO GROWTH EQUITY
                                                    INVESTMENTS                   INVESTMENTS
-----------------------------------------------------------------------------------------------------
                                                            AMOUNT OF                     AMOUNT OF
                                              NUMBER OF      PREMIUMS      NUMBER OF       PREMIUMS
                                              CONTRACTS      RECEIVED      CONTRACTS       RECEIVED
-----------------------------------------------------------------------------------------------------
Options outstanding
  at July 31, 2004                                    38   $     14,116             --             --
Options written                                       --             --             42   $      7,028
Options terminated in
  closing purchase transactions                      (38)       (14,116)            --             --
Options expired prior to exercise                     --             --            (42)        (7,028)
Options outstanding
  at July 31, 2005                                    --   $         --             --   $         --

* Amount represents less than 500 contracts.

WRITTEN CALL OPTIONS - In the event that the counterparty to the written options contracts defaults on its obligation under the contracts, the maximum loss related to these contracts is limited to the market value of the securities subject to the written call options outstanding, which aggregated $12,372 at July 31, 2005.

WRITTEN PUT OPTIONS - In the event that the counterparty to the written options contracts defaults on its obligation under the contracts, the maximum loss related to these contracts is limited to the notional amount of the written put options outstanding, which aggregated $15,000,347 at July 31, 2005.

PURCHASED OPTIONS - Certain Portfolios may also purchase put and call options. Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Portfolio pays a premium which is included in the Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, security or currency transaction to determine the realized gain or loss.

FUTURES CONTRACTS - Certain Portfolios may use financial futures contracts for hedging purposes and to adjust exposure to U.S. and foreign equity markets in connection with a reallocation of the Portfolios' assets or to manage the average duration of a Portfolio. Using financial futures contracts involves various market risks. However, imperfect correlations between futures contracts and the related securities or markets, or market disruptions, do not normally permit full control of these risks at all times. The maximum amount at risk from the purchase of a futures contract is the contract value.

Upon entering into a financial futures contract, a Portfolio is required to pledge to a broker an amount of cash and/or government securities equal to a certain percentage of the contract amount. This amount is known as the "initial margin". Subsequent payments, known as "variation margin", are made or received by the Portfolio each day, except UBS PACE Global Fixed Income Investments which is made or received at settlement, depending on the daily fluctuations in the value of the underlying financial futures contracts. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized gain or loss on futures until the financial futures contract is closed, at which time the net gain or loss is reclassified to realized gain or loss on futures.

SHORT SALES "AGAINST THE BOX" - Each Portfolio (other than UBS PACE Money Market Investments and UBS PACE Municipal Fixed Income Investments) may engage in short sales of securities it owns or has the right to acquire at no added cost through conversion or exchange of other securities it owns (short sales "against the box"). To make delivery to the purchaser in a short sale, the executing broker borrows the securities being sold short on behalf of a Portfolio, and that Portfolio is obligated to replace the securities borrowed at a date in the future. When a Portfolio sells short, it establishes a margin account with the broker effecting the short sale and deposits

--------------------------------------------------------------------------------

UBS PACE SELECT ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS

collateral with the broker. In addition, the Portfolio maintains, in a segregated account with its custodian, the securities that could be used to cover the short sale. Each Portfolio incurs transaction costs, including interest expense, in connection with opening, maintaining and closing short sales "against the box".

A Portfolio might make a short sale "against the box" to hedge against market risks when its investment manager or sub-advisor believes that the price of a security may decline, thereby causing a decline in the value of a security owned by the Portfolio or a security convertible into or exchangeable for a security owned by the Portfolio. In such case, any loss in the Portfolio's long position after the short sale should be reduced by a corresponding gain in the short position. Conversely, any gain in the long position after the short sale should be reduced by a corresponding loss in the short position. The extent to which gains or losses in the long position are reduced will depend upon the amount of the securities sold short relative to the amount of the securities a Portfolio owns, either directly or indirectly, and in the case where the Portfolio owns convertible securities, changes in the investment values or conversion premiums of such securities.

REVERSE REPURCHASE AGREEMENTS - Certain Portfolios may enter into reverse repurchase agreements with qualified third party broker-dealers as determined by, and under the direction of, the Board. Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At the time the Portfolio enters into reverse repurchase agreements, the Portfolio establishes and maintains a segregated account with the Portfolio's custodian containing liquid securities having a value not less than the repurchase price, including accrued interest, of the reverse repurchase agreement. For the year ended July 31, 2005, UBS PACE Global Fixed Income Investments had an average daily reverse repurchase agreement of $4,362,771 for 88 days with a related weighted average annualized interest rate of 2.620%, which resulted in $27,939 of interest expense.

INTEREST RATE SWAP AGREEMENTS - Certain Portfolios may enter into interest rate swap agreements to protect themselves from interest rate fluctuations. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Portfolio. Therefore, the Portfolio considers the creditworthiness of the counterparty to a swap contract in evaluating potential credit risk.

The Portfolio accrues for interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the Statement of Assets and Liabilities. Once interim payments are settled in cash, the net amount is recorded as realized gain/loss on swaps, in addition to realized gain/loss recorded upon the termination of swap contracts on the Statement of Operations. Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation or depreciation of swaps.

At July 31, 2005, UBS PACE Strategic Fixed Income Investments had outstanding interest rate swap contracts with the following terms:

UBS PACE STRATEGIC FIXED INCOME INVESTMENTS

                                          RATE TYPE
                              ----------------------------------
       NOTIONAL                                                       UNREALIZED
        AMOUNT   TERMINATION  PAYMENTS MADE    PAYMENTS RECEIVED     APPRECIATION
        (000)       DATES      BY THE FUND        BY THE FUND       (DEPRECIATION)
----------------------------------------------------------------------------------
GBP       4,600   09/15/10        4.545%++           5.000%         $      201,550
GBP       6,700   09/15/10        4.545++            5.000                 302,207
GBP       7,100   09/15/10        4.545++            5.000                 303,038
GBP       2,600   09/15/15        5.000              4.545++              (175,046)
GBP       3,700   09/15/15        5.000              4.545++              (245,288)
GBP       4,000   09/15/15        5.000              4.545++              (259,039)
JPY   3,000,000   06/15/12        2.000              0.067+++           (1,444,701)

--------------------------------------------------------------------------------
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
                                          RATE TYPE
                              ----------------------------------
       NOTIONAL                                                       UNREALIZED
        AMOUNT   TERMINATION  PAYMENTS MADE    PAYMENTS RECEIVED     APPRECIATION
        (000)       DATES      BY THE FUND        BY THE FUND       (DEPRECIATION)
----------------------------------------------------------------------------------
USD      50,100   06/21/07        3.700%+            4.000%         $     (103,424)
USD       9,100   12/15/15        3.700+             5.000                (225,208)
USD      13,300   12/15/15        3.700+             5.000                (203,998)
USD      20,000   12/15/15        3.700+             5.000                (503,963)
USD       8,900   12/15/25        5.000              3.700+                382,347
USD       1,700   06/15/31        6.000              3.700+               (377,608)
USD       2,500   12/17/31        6.000              3.700+               (476,868)
----------------------------------------------------------------------------------
                                                                    $   (2,826,001)
----------------------------------------------------------------------------------

+    Rate based on 3 Month LIBOR (London Interbank Offered Rate).
++   Rate based on 6 Month LIBOR (GBP on Interbank Offered Rate).
+++  Rate based on 6 Month LIBOR (JPY on Interbank Offered Rate).
GBP  Great Britain Pounds.
JPY  Japanese Yen.
USD  U.S. Dollars.

DIVIDENDS AND DISTRIBUTIONS - Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

CONCENTRATION OF RISK

Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which the UBS PACE Global Fixed Income Investments, UBS PACE International Equity Investments and UBS PACE International Emerging Markets Equity Investments Portfolios are authorized to invest.

Small capitalization ("small cap") companies may be more vulnerable than larger capitalization companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, and may be dependent on a relatively small management group. Securities of such companies may be less liquid and more volatile than securities of larger capitalization companies or the market averages in general and therefore may involve greater risk than investing in larger capitalization companies. In addition, small cap companies may not be well-known to the investing public, may not have institutional ownership and may have only cyclical, static or moderate growth prospects. These risks are greater with respect to the securities in which the UBS PACE Small/Medium Co Value Equity Investments and UBS PACE Small/Medium Co Growth Equity Investments Portfolios tend to invest.

The ability of the issuers of debt securities held by the Portfolios to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

--------------------------------------------------------------------------------
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NOTES TO FINANCIAL STATEMENTS


INVESTMENT MANAGER AND ADMINISTRATOR

The Trust has entered into an investment management and administration contract ("Management Contract") with UBS Global AM. In accordance with the Management Contract, each Portfolio pays UBS Global AM investment management and administration fees, which are accrued daily and paid monthly, in accordance with the following schedule:

                                                                                ANNUAL RATE
                                                                            AS A PERCENTAGE OF
                                                                             EACH PORTFOLIO'S
                             PORTFOLIO                                   AVERAGE DAILY NET ASSETS
--------------------------------------------------------------------------------------------------
UBS PACE Money Market Investments                                                 0.350%
UBS PACE Government Securities Fixed Income Investments                  0.700% up to $500 million
                                                                         0.650% above $500 million
                                                                             up to $1 billion
                                                                          0.625% above $1 billion
                                                                            up to $1.5 billion
                                                                         0.600% above $1.5 billion
                                                                             up to $2 billion
                                                                          0.575% above $2 billion
UBS PACE Intermediate Fixed Income Investments                           0.600% up to $500 million
                                                                         0.550% above $500 million
                                                                             up to $1 billion
                                                                          0.525% above $1 billion
                                                                            up to $1.5 billion
                                                                         0.500% above $1.5 billion
                                                                             up to $2 billion
                                                                          0.475% above $2 billion
UBS PACE Strategic Fixed Income Investments                              0.700% up to $500 million
                                                                         0.650% above $500 million
                                                                             up to $1 billion
                                                                          0.625% above $1 billion
                                                                            up to $1.5 billion
                                                                         0.600% above $1.5 billion
                                                                             up to $2 billion
                                                                          0.575% above $2 billion
UBS PACE Municipal Fixed Income Investments                              0.600% up to $500 million
                                                                         0.550% above $500 million
                                                                             up to $1 billion
                                                                          0.525% above $1 billion
                                                                            up to $1.5 billion
                                                                         0.500% above $1.5 billion
                                                                             up to $2 billion
                                                                          0.475% above $2 billion
UBS PACE Global Fixed Income Investments                                  0.800% up to $1 billion
                                                                          0.775% above $1 billion
                                                                             up to $2 billion
                                                                          0.750% above $2 billion
                                                                                   0.800%*
UBS PACE Large Co Value Equity Investments
UBS PACE Large Co Growth Equity Investments                              0.800% up to $500 million
                                                                         0.775% above $500 million
                                                                             up to $1 billion
                                                                          0.750% above $1 billion
                                                                             up to $2 billion
                                                                          0.725% above $2 billion


*    See pages 174-175 for additional information.

--------------------------------------------------------------------------------
172

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NOTES TO FINANCIAL STATEMENTS

                                                                                ANNUAL RATE
                                                                            AS A PERCENTAGE OF
                                                                             EACH PORTFOLIO'S
                             PORTFOLIO                                   AVERAGE DAILY NET ASSETS
--------------------------------------------------------------------------------------------------
UBS PACE Small/Medium Co Value Equity Investments                        0.800% up to $750 million
                                                                         0.775% above $750 million
UBS PACE Small/Medium Co Growth Equity Investments                       0.800% up to $750 million
                                                                         0.775% above $750 million
UBS PACE International Equity Investments                                0.900% up to $500 million
                                                                         0.875% above $500 million
                                                                             up to $1 billion
                                                                          0.850% above $1 billion
                                                                             up to $2 billion
                                                                          0.825% above $2 billion
UBS PACE International Emerging Markets Equity Investments               1.100% up to $500 million
                                                                         1.075% above $500 million
                                                                             up to $1 billion
                                                                          1.050% above $1 billion
                                                                             up to $2 billion
                                                                          1.025% above $2 billion

Under separate Sub-Advisory Agreements, with the exception of UBS PACE Money Market Investments, UBS Global AM (not the Portfolios) pays each investment sub-advisor a fee from the investment management and administration fees which UBS Global AM receives, which is accrued daily and paid monthly, in accordance with the following schedule:

                                                                                                              ANNUAL RATE
                                                                                                          AS A PERCENTAGE OF
                                                                                                           EACH PORTFOLIO'S
                   PORTFOLIO                             INVESTMENT SUB-ADVISOR                        AVERAGE DAILY NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
UBS PACE Government Securities Fixed Income       Pacific Investment Management Company LLC                      0.225%
 Investments
UBS PACE Intermediate Fixed Income Investments    BlackRock Financial Management, Inc.                  0.200% up to $120 million
                                                                                                        0.100% above $120 million
UBS PACE Strategic Fixed Income Investments       Pacific Investment Management Company LLC                      0.250%
UBS PACE Municipal Fixed Income Investments       Standish Mellon Asset Management Company LLC          0.200% up to $60 million
                                                                                                        0.150% above $60 million
UBS PACE Global Fixed Income Investments          Fischer Francis Trees & Watts, Inc.                   0.250% up to $400 million
                                                   (and affiliates)
                                                                                                        0.200% above $400 million
                                                  Rogge Global Partners plc                                      0.250%
UBS PACE Large Co Value Equity Investments        Institutional Capital Corp.                                    0.300%
                                                  SSgA Funds Management, Inc.                                    0.150%
                                                  Westwood Management Corp.                                      0.300%
UBS PACE Large Co Growth Equity Investments       GE Asset Management, Inc.                                      0.300%
                                                  Marsico Capital Management, LLC                                0.300%
                                                  SSgA Funds Management, Inc.                                    0.150%
UBS PACE Small/Medium Co Value Equity             Ariel Capital Management LLC                                   0.300%
 Investments                                      ICM Asset Management, Inc.                                     0.300%
UBS PACE Small/Medium Co Growth Equity            Delaware Management Company                                    0.400%
 Investments

--------------------------------------------------------------------------------
                                                                             173
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NOTES TO FINANCIAL STATEMENTS

                                                                                                              ANNUAL RATE
                                                                                                          AS A PERCENTAGE OF
                                                                                                           EACH PORTFOLIO'S
                   PORTFOLIO                             INVESTMENT SUB-ADVISOR                        AVERAGE DAILY NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
UBS PACE International Equity                     J.P. Morgan Asset Management Inc.                              0.200%
 Investments                                      Martin Currie Inc.                                    0.350% up to $150 million
                                                                                                        0.300% above $150 million
                                                                                                           up to $250 million
                                                                                                        0.250% above $250 million
                                                                                                           up to $350 million
                                                                                                        0.200% above $350 million
                                                  Mondrian Investment Partners Ltd.**                   0.350% up to $150 million
                                                                                                        0.300% above $150 million

UBS PACE International Emerging Markets           Mondrian Investment Partners Ltd.*                    0.650% up to $150 million
 Equity Investments                                                                                     0.550% above $150 million
                                                                                                           up to $250 million
                                                                                                        0.500% above $250 million
                                                  Baring International Investment Limited*                       0.500%
                                                  Gartmore Global Partners                                       0.500%
------------------------------------------------------------------------------------------------------------------------------------

* Mondrian Investment Partners Ltd. replaced Baring International Investment Limited effective September 28, 2004.
** Delaware International Advisers Ltd. changed its name to Mondrian Investment Partners Ltd. on September 24, 2004.

At July 31, 2005, certain Portfolios owed UBS Global AM for investment management and administration fees as follows:

                                                                                       AMOUNTS
                       PORTFOLIO                                                        OWED
------------------------------------------------------------------------------------------------
UBS PACE Money Market Investments                                                    $    70,128
UBS PACE Government Securities Fixed Income Investments                                  301,805
UBS PACE Intermediate Fixed Income Investments                                           202,723
UBS PACE Strategic Fixed Income Investments                                              274,493
UBS PACE Municipal Fixed Income Investments                                              128,935
UBS PACE Global Fixed Income Investments                                                 295,133
UBS PACE Large Co Value Equity Investments                                               697,822
UBS PACE Large Co Growth Equity Investments                                              562,103
UBS PACE Small/Medium Co Value Equity Investments                                        297,082
UBS PACE Small/Medium Co Growth Equity Investments                                       285,116
UBS PACE International Equity Investments                                                570,876
UBS PACE International Emerging Markets Equity Investments                               211,089

UBS Global AM has entered into a written agreement with each of UBS PACE Large Co Value Equity Investments and UBS PACE Large Co Growth Equity Investments under which UBS Global AM is contractually obligated to waive its management fees to the extent necessary to reflect the lower overall fees paid to the Portfolios' investment advisors as a result of the lower sub-advisory fees paid by UBS Global AM to SSgA. Additionally, UBS PACE Large Co Value Equity Investments and UBS Global AM have entered into additional fee waivers, effective December 1, 2003, whereby, UBS Global AM has agreed to permanently reduce its management fees based on the Portfolio's average daily net assets of the Portfolio as follows: $0 to $250 million-0.60%; in excess of $250 million up to $500 million-0.57%; in excess of $500 million up to $1 billion-0.53%; and over $1 billion-0.50%.

For the year ended July 31, 2005, UBS Global AM was contractually obligated to waive $1,313,183 and $354,448 in investment management and administration fees for UBS PACE Large Co Value Equity Investments and UBS PACE Large Co Growth Investments, respectively. Additionally, for the year ended July 31, 2005, UBS Global AM had the following voluntary fee waivers, reimbursements,

--------------------------------------------------------------------------------
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

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NOTES TO FINANCIAL STATEMENTS

and recoupments. The recoupments are included in the investment management and administration fees on the Statement of Operations. The fee waivers and reimbursements for the year ended July 31, 2005, which are subject to repayment by the Portfolios through July 31, 2008, were as follows:

                                                                       FEE WAIVERS AND
                                                                           EXPENSE
                     PORTFOLIO                                         REIMBURSEMENTS    RECOUPMENTS
----------------------------------------------------------------------------------------------------
UBS PACE Money Market Investments                                        $   718,836             --
UBS PACE Government Securities Fixed Income Investments                      458,462             --
UBS PACE Intermediate Fixed Income Investments                                65,959             --
UBS PACE Strategic Fixed Income Investments                                  214,629      $   6,287
UBS PACE Municipal Fixed Income Investments                                  177,604             --
UBS PACE Global Fixed Income Investments                                     449,053            778
UBS PACE Large Co Value Equity Investments                                        --        267,932
UBS PACE Large Co Growth Equity Investments                                    2,941         29,243
UBS PACE Small/Medium Co Value Equity Investments                             32,172         22,909
UBS PACE Small/Medium Co Growth Equity Investments                           154,739          2,806
UBS PACE International Equity Investments                                         --         32,679
UBS PACE International Emerging Markets Equity Investments                    70,277          1,370

UBS Global AM is contractually obligated to waive all or a portion of its investment management and administration fees and to reimburse certain operating expenses for the year ended July 31, 2005 to maintain the total annual operating expenses at a level not to exceed the following:

                     PORTFOLIO
----------------------------------------------------------------------------------------------------
UBS PACE Money Market Investments                                                              0.60%
UBS PACE Government Securities Fixed Income Investments--Class A                               1.08
UBS PACE Government Securities Fixed Income Investments--Class B                               1.84
UBS PACE Government Securities Fixed Income Investments--Class C                               1.62
UBS PACE Government Securities Fixed Income Investments--Class Y                               0.76
UBS PACE Government Securities Fixed Income Investments--Class P                               0.87
UBS PACE Intermediate Fixed Income Investments--Class A                                        1.07
UBS PACE Intermediate Fixed Income Investments--Class B                                        1.81
UBS PACE Intermediate Fixed Income Investments--Class C                                        1.56
UBS PACE Intermediate Fixed Income Investments--Class Y                                        0.81
UBS PACE Intermediate Fixed Income Investments--Class P                                        0.80
UBS PACE Strategic Fixed Income Investments--Class A                                           1.23
UBS PACE Strategic Fixed Income Investments--Class B                                           1.94
UBS PACE Strategic Fixed Income Investments--Class C                                           1.72
UBS PACE Strategic Fixed Income Investments--Class Y                                           1.03
UBS PACE Strategic Fixed Income Investments--Class P                                           0.93
UBS PACE Municipal Fixed Income Investments--Class A                                           0.96
UBS PACE Municipal Fixed Income Investments--Class B                                           1.71
UBS PACE Municipal Fixed Income Investments--Class C                                           1.48
UBS PACE Municipal Fixed Income Investments--Class Y                                           0.74
UBS PACE Municipal Fixed Income Investments--Class P                                           0.76
UBS PACE Global Fixed Income Investments--Class A                                              1.36
UBS PACE Global Fixed Income Investments--Class B                                              2.11
UBS PACE Global Fixed Income Investments--Class C                                              1.85
UBS PACE Global Fixed Income Investments--Class Y                                              1.05

--------------------------------------------------------------------------------

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NOTES TO FINANCIAL STATEMENTS

                     PORTFOLIO
----------------------------------------------------------------------------------------------------
UBS PACE Global Fixed Income Investments--Class P                                              1.13%
UBS PACE Large Co Value Equity Investments--Class A                                            1.25
UBS PACE Large Co Value Equity Investments--Class B                                            2.05
UBS PACE Large Co Value Equity Investments--Class C                                            2.04
UBS PACE Large Co Value Equity Investments--Class Y                                            0.91
UBS PACE Large Co Value Equity Investments--Class P                                            1.02
UBS PACE Large Co Growth Equity Investments--Class A                                           1.30
UBS PACE Large Co Growth Equity Investments--Class B                                           2.16
UBS PACE Large Co Growth Equity Investments--Class C                                           2.11
UBS PACE Large Co Growth Equity Investments--Class Y                                           0.93
UBS PACE Large Co Growth Equity Investments--Class P                                           1.05
UBS PACE Small/Medium Co Value Equity Investments--Class A                                     1.42
UBS PACE Small/Medium Co Value Equity Investments--Class B                                     2.21
UBS PACE Small/Medium Co Value Equity Investments--Class C                                     2.19
UBS PACE Small/Medium Co Value Equity Investments--Class Y                                     1.19
UBS PACE Small/Medium Co Value Equity Investments--Class P                                     1.16
UBS PACE Small/Medium Co Growth Equity Investments--Class A                                    1.41
UBS PACE Small/Medium Co Growth Equity Investments--Class B                                    2.27
UBS PACE Small/Medium Co Growth Equity Investments--Class C                                    2.20
UBS PACE Small/Medium Co Growth Equity Investments--Class Y                                    1.29
UBS PACE Small/Medium Co Growth Equity Investments--Class P                                    1.13
UBS PACE International Equity Investments--Class A                                             1.65
UBS PACE International Equity Investments--Class B                                             2.65
UBS PACE International Equity Investments--Class C                                             2.47
UBS PACE International Equity Investments--Class Y                                             1.22
UBS PACE International Equity Investments--Class P                                             1.40
UBS PACE International Emerging Markets Equity Investments--Class A                            2.26
UBS PACE International Emerging Markets Equity Investments--Class B                            3.03
UBS PACE International Emerging Markets Equity Investments--Class C                            3.05
UBS PACE International Emerging Markets Equity Investments--Class Y                            2.07
UBS PACE International Emerging Markets Equity Investments--Class P                            2.00

Each Portfolio will reimburse UBS Global AM for any such payments during a three-year period to the extent that operating expenses are otherwise below the expense caps.

At July 31, 2005, the following Portfolios had remaining fee waivers and other expense reimbursements subject to repayment to UBS Global AM and respective dates of expiration as follows:

                                                                        FEE WAIVERS/
                                                                        OTHER EXPENSE
                                                                       REIMBURSEMENTS      EXPIRES        EXPIRES        EXPIRES
                                                                         SUBJECT TO        JULY 31,       JULY 31,      JULY 31,
                     PORTFOLIO                                            REPAYMENT          2006           2007          2008
----------------------------------------------------------------------------------------------------------------------------------
UBS PACE Money Market Investments                                       $ 1,932,673       $ 703,657      $ 510,180      $ 718,836
UBS PACE Government Securities Fixed Income Investments--Class A            677,387         329,289        216,241        131,857
UBS PACE Government Securities Fixed Income Investments--Class B             39,781          21,806         12,369          5,606
UBS PACE Government Securities Fixed Income Investments--Class C            231,560         108,668         75,838         47,054
UBS PACE Government Securities Fixed Income Investments--Class Y             56,886          32,896         15,212          8,778
UBS PACE Government Securities Fixed Income Investments--Class P            871,882         311,241        295,474        265,167

--------------------------------------------------------------------------------
176

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NOTES TO FINANCIAL STATEMENTS

                                                                        FEE WAIVERS/
                                                                        OTHER EXPENSE
                                                                       REIMBURSEMENTS      EXPIRES        EXPIRES        EXPIRES
                                                                         SUBJECT TO        JULY 31,       JULY 31,      JULY 31,
                     PORTFOLIO                                            REPAYMENT          2006           2007          2008
----------------------------------------------------------------------------------------------------------------------------------
UBS PACE Intermediate Fixed Income Investments--Class A                 $  216,812        $ 135,304      $  62,979      $  18,529
UBS PACE Intermediate Fixed Income Investments--Class B                     14,019            9,127          3,162          1,730
UBS PACE Intermediate Fixed Income Investments--Class C                     22,215           14,091          5,375          2,749
UBS PACE Intermediate Fixed Income Investments--Class Y                      4,081            2,534            941            606
UBS PACE Intermediate Fixed Income Investments--Class P                    336,280          188,707        105,228         42,345
UBS PACE Strategic Fixed Income Investments--Class A                        16,036            9,761          6,275             --
UBS PACE Strategic Fixed Income Investments--Class B                         4,361            2,614            977            770
UBS PACE Strategic Fixed Income Investments--Class C                         2,809            2,809             --             --
UBS PACE Strategic Fixed Income Investments--Class P                       632,765          231,947        186,960        213,858
UBS PACE Municipal Fixed Income Investments--Class A                       475,425          207,083        175,866         92,476
UBS PACE Municipal Fixed Income Investments--Class B                        22,437           12,234          7,322          2,881
UBS PACE Municipal Fixed Income Investments--Class C                        80,900           34,944         30,233         15,723
UBS PACE Municipal Fixed Income Investments--Class Y                           907              380            313            214
UBS PACE Municipal Fixed Income Investments--Class P                       244,527           80,057         98,160         66,310
UBS PACE Global Fixed Income Investments--Class A                          433,035          209,982        150,181         72,872
UBS PACE Global Fixed Income Investments--Class B                            5,722            2,650          2,095            977
UBS PACE Global Fixed Income Investments--Class C                           28,717           14,917          7,929          5,871
UBS PACE Global Fixed Income Investments--Class Y                            9,141            6,563          2,578             --
UBS PACE Global Fixed Income Investments--Class P                          990,044          286,377        334,334        369,333
UBS PACE Large Co Value Equity Investments--Class A                        151,312          151,312             --             --
UBS PACE Large Co Value Equity Investments--Class B                         32,093           32,093             --             --
UBS PACE Large Co Value Equity Investments--Class C                         24,129           24,129             --             --
UBS PACE Large Co Growth Equity Investments--Class A                        93,681           93,681             --             --
UBS PACE Large Co Growth Equity Investments--Class B                        27,365           18,937          5,487          2,941
UBS PACE Large Co Growth Equity Investments--Class C                        21,006           19,064          1,942             --
UBS PACE Large Co Growth Equity Investments--Class Y                         8,213            8,213             --             --
UBS PACE Large Co Growth Equity Investments--Class P                       146,250          146,250             --             --
UBS PACE Small/Medium Co Value Equity Investments--Class B                   1,030            1,030             --             --
UBS PACE Small/Medium Co Value Equity Investments--Class P                 352,569          226,693         93,704         32,172
UBS PACE Small/Medium Co Growth Equity Investments--Class B                  4,232            3,499            590            143
UBS PACE Small/Medium Co Growth Equity Investments--Class P                472,278          216,010        101,672        154,596
UBS PACE International Equity Investments--Class A                          33,788           33,788             --             --
UBS PACE International Equity Investments--Class B                             793              793             --             --
UBS PACE International Equity Investments--Class C                           5,184            5,184             --             --
UBS PACE International Emerging Markets Equity Investments--Class A          9,024            9,024             --             --
UBS PACE International Emerging Markets Equity Investments--Class B          8,170            8,170             --             --
UBS PACE International Emerging Markets Equity Investments--Class C          4,876            4,876             --             --
UBS PACE International Emerging Markets Equity Investments--Class P        433,396          280,937         82,182         70,277

UBS PACE Strategic Fixed Income Investments Class Y, UBS PACE Large Co Value Equity Investments Class Y and Class P, UBS PACE Small/Medium Co Value Equity Class A, Class C and Class Y, UBS PACE Small/Medium Co Growth Equity Investments Class A, Class C and Class Y, UBS PACE International Equity Investments Class Y and Class P and UBS PACE International Emerging Markets Equity Investments Class Y have no remaining fee waivers and reimbursements subject to repayment.

--------------------------------------------------------------------------------

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NOTES TO FINANCIAL STATEMENTS

At July 31, 2005, UBS Global AM owed (was owed by) certain Portfolios for fee waivers and reimbursements (recouped fee waivers and reimbursements) as follows:

                                                                                     AMOUNTS DUE
                       PORTFOLIO                                                        (OWED)
------------------------------------------------------------------------------------------------
UBS PACE Money Market Investments                                                    $    92,228
UBS PACE Government Securities Fixed Income Investments                                   42,860
UBS PACE Intermediate Fixed Income Investments                                             8,453
UBS PACE Strategic Fixed Income Investments                                               32,379
UBS PACE Municipal Fixed Income Investments                                               16,095
UBS PACE Global Fixed Income Investments                                                  51,117
UBS PACE Large Co Value Equity Investments                                               (20,205)
UBS PACE Large Co Growth Equity Investments                                               (2,212)
UBS PACE Small/Medium Co Value Equity Investments                                         18,321
UBS PACE Small/Medium Co Growth Equity Investments                                        25,721
UBS PACE International Equity Investments                                                 (5,535)
UBS PACE International Emerging Markets Equity Investments                                25,944

During the year ended July 31, 2005, UBS PACE Large Co Value Equity Investments, UBS PACE Large Co Growth Equity Investments, and UBS PACE International Emerging Markets Equity Investments paid $53,454, $19,986 and $1,385, respectively, in brokerage commissions to UBS Financial Services Inc., an indirect wholly owned subsidiary of UBS AG, and UBS PACE International Emerging Markets Equity Investments paid $45,861 in brokerage commissions to UBS AG, for transactions executed on behalf of the Portfolio.

ADDITIONAL INFORMATION REGARDING COMPENSATION TO AFFILIATE OF A BOARD MEMBER

Effective March 1, 2005, Professor Meyer Feldberg accepted the position of senior advisor to Morgan Stanley, resulting in him becoming an interested trustee of the Portfolios. The Portfolios have been informed that Professor Feldberg's role at Morgan Stanley does not involve matters directly affecting any UBS funds. Portfolio transactions are executed through Morgan Stanley based on that firm's ability to provide best execution of the transactions. During the year ended July 31, 2005, the following Portfolios paid brokerage commissions to Morgan Stanley in the amounts as follows:

UBS PACE Large Co Value Equity Investments                                           $   112,004
UBS PACE Large Co Growth Equity Investments                                               68,407
UBS PACE Small/Medium Co Value Equity Investments                                         23,337
UBS PACE Small/Medium Co Growth Equity Investments                                        24,683
UBS PACE International Equity Investments                                                 68,342
UBS PACE International Emerging Markets Equity Investments                                32,733

During the year ended July 31, 2005, the following Portfolios purchased and sold certain securities (e.g., fixed income securities) in principal trades with Morgan Stanley having aggregate values as follows:

UBS PACE Money Market Investments                                                $   122,209,157
UBS PACE Government Securities Fixed Income Investments                              401,863,581
UBS PACE Intermediate Fixed Income Investments                                       198,138,213
UBS PACE Strategic Fixed Income Investments                                          314,330,395
UBS PACE Municipal Fixed Income Investments                                            3,619,085
UBS PACE Global Fixed Income Investments                                             231,512,753
UBS PACE Large Co Value Equity Investments                                            18,080,725
UBS PACE Large Co Growth Equity Investments                                           38,574,213
UBS PACE Small/Medium Co Growth Equity Investments                                     3,200,400
UBS PACE International Emerging Markets Equity Investments                             2,108,321

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

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NOTES TO FINANCIAL STATEMENTS

Morgan Stanley received compensation in connection with these trades, which may have been in the form of a "mark-up" or "mark-down" of the price of the securities, a fee from the issuer for maintaining a commercial paper program, or some other form of compensation. Although the precise amount of this compensation is not generally known by UBS Global AM, UBS Global AM believes that under normal circumstances it represents a small portion of the total value of the transactions.

SERVICE AND DISTRIBUTION PLANS

UBS Global AM is the principal underwriter of each Portfolios' shares. Under separate plans of service and/or distribution pertaining to Class A, Class B and Class C shares, the Portfolios (with the exception of UBS PACE Money Market Investments) pay UBS Global AM monthly service fees at the annual rate of 0.25% of the average daily net assets of Class A, Class B and Class C shares and monthly distribution fees (1) at the annual rate of 0.75% of the average daily net assets on Class B and Class C shares for UBS PACE Large Co Value Equity Investments, UBS PACE Large Co Growth Equity Investments, UBS PACE Small/Medium Co Value Equity Investments, UBS PACE Small/Medium Co Growth Equity Investments, UBS PACE International Equity Investments and UBS PACE International Emerging Markets Equity Investments Portfolios and (2) at the annual rate of 0.75% and 0.50% of the average daily net assets of Class B and Class C shares, respectively, for UBS PACE Government Securities Fixed Income Investments, UBS PACE Intermediate Fixed Income Investments, UBS PACE Strategic Fixed Income Investments, UBS PACE Municipal Fixed Income Investments and UBS PACE Global Fixed Income Investments Portfolios.

UBS Global AM also receives the proceeds of the initial sales charges paid upon the purchase of Class A and the contingent deferred sales charges paid by shareholders upon certain redemptions of Class A, Class B and Class C shares.

At July 31, 2005, certain Portfolios owed UBS Global AM service and distribution fees, and for the year ended July 31, 2005, certain Portfolios were informed by UBS Global AM that it had earned sales charges as follows:

                                                                          SERVICE AND
                                                                        DISTRIBUTION FEES     SALES CHARGES
                          PORTFOLIO                                           OWED               EARNED
-----------------------------------------------------------------------------------------------------------
UBS PACE Government Securities Fixed Income Investments--Class A          $   30,132            $  12,102
UBS PACE Government Securities Fixed Income Investments--Class B               3,693               19,379
UBS PACE Government Securities Fixed Income Investments--Class C              23,489                1,416
UBS PACE Intermediate Fixed Income Investments--Class A                       16,211                5,751
UBS PACE Intermediate Fixed Income Investments--Class B                        1,261                6,210
UBS PACE Intermediate Fixed Income Investments--Class C                        5,025                  313
UBS PACE Strategic Fixed Income Investments--Class A                           4,948                7,610
UBS PACE Strategic Fixed Income Investments--Class B                           1,858                6,636
UBS PACE Strategic Fixed Income Investments--Class C                           5,172                   22
UBS PACE Municipal Fixed Income Investments--Class A                          25,004               18,203
UBS PACE Municipal Fixed Income Investments--Class B                           2,270                8,564
UBS PACE Municipal Fixed Income Investments--Class C                          13,750                  346
UBS PACE Global Fixed Income Investments--Class A                             30,833               18,681
UBS PACE Global Fixed Income Investments--Class B                              1,248                4,637
UBS PACE Global Fixed Income Investments--Class C                              5,497                   73
UBS PACE Large Co Value Equity Investments--Class A                           64,788               54,480
UBS PACE Large Co Value Equity Investments--Class B                            7,294               24,581
UBS PACE Large Co Value Equity Investments--Class C                           33,678                  689
UBS PACE Large Co Growth Equity Investments--Class A                          19,963               22,619
UBS PACE Large Co Growth Equity Investments--Class B                           2,702               10,822
UBS PACE Large Co Growth Equity Investments--Class C                           8,341                  509
UBS PACE Small/Medium Co Value Equity Investments--Class A                    11,618               28,601
UBS PACE Small/Medium Co Value Equity Investments--Class B                     3,698               10,225

--------------------------------------------------------------------------------

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NOTES TO FINANCIAL STATEMENTS

                                                                          SERVICE AND
                                                                        DISTRIBUTION FEES     SALES CHARGES
                          PORTFOLIO                                           OWED               EARNED
-----------------------------------------------------------------------------------------------------------
UBS PACE Small/Medium Co Value Equity Investments--Class C                $   12,210            $      63
UBS PACE Small/Medium Co Growth Equity Investments--Class A                   12,613               17,429
UBS PACE Small/Medium Co Growth Equity Investments--Class B                    1,608                5,097
UBS PACE Small/Medium Co Growth Equity Investments--Class C                    7,000                  176
UBS PACE International Equity Investments--Class A                            20,272               24,275
UBS PACE International Equity Investments--Class B                               700                1,849
UBS PACE International Equity Investments--Class C                             6,711                  148
UBS PACE International Emerging Markets Equity Investments--Class A            3,433               13,298
UBS PACE International Emerging Markets Equity Investments--Class B              571                  640
UBS PACE International Emerging Markets Equity Investments--Class C            3,855                  226
-----------------------------------------------------------------------------------------------------------

REDEMPTION FEES

UBS PACE International Equity Investments and UBS PACE International Emerging Markets Equity Investments charge a 1.00% redemption fee if you sell or exchange Class A shares or sell Class Y shares less than 90 days after you purchase them. This amount will be paid to the applicable Portfolio not to UBS Global AM. For the year ended July 31, 2005, the redemption fees paid to UBS PACE International Equity Investments and UBS PACE International Emerging Markets Equity Investments were $15 and $499, respectively.

TRANSFER AGENCY AND RELATED SERVICES FEES

UBS Financial Services Inc. provides transfer agency related services to the Portfolios pursuant to a delegation of authority from PFPC Inc. ("PFPC"), the Portfolios' transfer agent, and was compensated for these services by PFPC, not the Portfolios.

For the year ended July 31, 2005, UBS Financial Services Inc. received from PFPC, not the Portfolios, total transfer agency related services fees as follows:

                                                                                           TRANSFER AGENCY
                                                                                          RELATED SERVICES
                          PORTFOLIO                                                          FEES EARNED
-----------------------------------------------------------------------------------------------------------
UBS PACE Money Market Investments                                                            $  383,124
UBS PACE Government Securities Fixed Income Investments                                         381,136
UBS PACE Intermediate Fixed Income Investments                                                  220,680
UBS PACE Strategic Fixed Income Investments                                                     386,456
UBS PACE Municipal Fixed Income Investments                                                      98,230
UBS PACE Global Fixed Income Investments                                                        503,732
UBS PACE Large Co Value Equity Investments                                                      728,442
UBS PACE Large Co Growth Equity Investments                                                     579,587
UBS PACE Small/Medium Co Value Equity Investments                                               492,789
UBS PACE Small/Medium Co Growth Equity Investments                                              504,421
UBS PACE International Equity Investments                                                       528,116
UBS PACE International Emerging Markets Equity Investments                                      409,903

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

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NOTES TO FINANCIAL STATEMENTS

For the year ended July 31, 2005, each Portfolio accrued transfer agency and related services fees payable to PFPC on each class as follows:

                                                                                           TRANSFER AGENCY
                                                                                             AND RELATED
                          PORTFOLIO                                                         SERVICES FEES
-----------------------------------------------------------------------------------------------------------
UBS PACE Government Securities Fixed Income Investments--Class A                             $  148,784
UBS PACE Government Securities Fixed Income Investments--Class B                                  6,985
UBS PACE Government Securities Fixed Income Investments--Class C                                 67,250
UBS PACE Government Securities Fixed Income Investments--Class Y                                  2,708
UBS PACE Government Securities Fixed Income Investments--Class P                                407,227
UBS PACE Intermediate Fixed Income Investments--Class A                                          99,122
UBS PACE Intermediate Fixed Income Investments--Class B                                           4,226
UBS PACE Intermediate Fixed Income Investments--Class C                                          10,406
UBS PACE Intermediate Fixed Income Investments--Class Y                                           1,648
UBS PACE Intermediate Fixed Income Investments--Class P                                         257,378
UBS PACE Strategic Fixed Income Investments--Class A                                             31,245
UBS PACE Strategic Fixed Income Investments--Class B                                              4,847
UBS PACE Strategic Fixed Income Investments--Class C                                              9,717
UBS PACE Strategic Fixed Income Investments--Class Y                                                376
UBS PACE Strategic Fixed Income Investments--Class P                                            621,444
UBS PACE Municipal Fixed Income Investments--Class A                                             53,804
UBS PACE Municipal Fixed Income Investments--Class B                                              1,814
UBS PACE Municipal Fixed Income Investments--Class C                                             13,215
UBS PACE Municipal Fixed Income Investments--Class Y                                                212
UBS PACE Municipal Fixed Income Investments--Class P                                             84,641
UBS PACE Global Fixed Income Investments--Class A                                               210,830
UBS PACE Global Fixed Income Investments--Class B                                                 2,543
UBS PACE Global Fixed Income Investments--Class C                                                12,808
UBS PACE Global Fixed Income Investments--Class Y                                                 1,927
UBS PACE Global Fixed Income Investments--Class P                                               627,174
UBS PACE Large Co Value Equity Investments--Class A                                             355,137
UBS PACE Large Co Value Equity Investments--Class B                                              30,898
UBS PACE Large Co Value Equity Investments--Class C                                              60,334
UBS PACE Large Co Value Equity Investments--Class Y                                               3,147
UBS PACE Large Co Value Equity Investments--Class P                                             727,412
UBS PACE Large Co Growth Equity Investments--Class A                                            152,109
UBS PACE Large Co Growth Equity Investments--Class B                                             16,881
UBS PACE Large Co Growth Equity Investments--Class C                                             25,775
UBS PACE Large Co Growth Equity Investments--Class Y                                              1,030
UBS PACE Large Co Growth Equity Investments--Class P                                            756,740
UBS PACE Small/Medium Co Value Equity Investments--Class A                                       53,736
UBS PACE Small/Medium Co Value Equity Investments--Class B                                       10,203
UBS PACE Small/Medium Co Value Equity Investments--Class C                                       20,678
UBS PACE Small/Medium Co Value Equity Investments--Class Y                                        1,674
UBS PACE Small/Medium Co Value Equity Investments--Class P                                      744,725
UBS PACE Small/Medium Co Growth Equity Investments--Class A                                      87,214
UBS PACE Small/Medium Co Growth Equity Investments--Class B                                       8,103

--------------------------------------------------------------------------------

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NOTES TO FINANCIAL STATEMENTS

                                                                                           TRANSFER AGENCY
                                                                                             AND RELATED
                          PORTFOLIO                                                         SERVICES FEES
-----------------------------------------------------------------------------------------------------------
UBS PACE Small/Medium Co Growth Equity Investments--Class C                                  $   16,391
UBS PACE Small/Medium Co Growth Equity Investments--Class Y                                         631
UBS PACE Small/Medium Co Growth Equity Investments--Class P                                     740,021
UBS PACE International Equity Investments--Class A                                              162,722
UBS PACE International Equity Investments--Class B                                                4,054
UBS PACE International Equity Investments--Class C                                               19,962
UBS PACE International Equity Investments--Class Y                                                3,243
UBS PACE International Equity Investments--Class P                                              708,916
UBS PACE International Emerging Markets Equity Investments--Class A                              27,392
UBS PACE International Emerging Markets Equity Investments--Class B                               2,518
UBS PACE International Emerging Markets Equity Investments--Class C                               9,398
UBS PACE International Emerging Markets Equity Investments--Class Y                               1,789
UBS PACE International Emerging Markets Equity Investments--Class P                             640,619

SECURITIES LENDING

Each Portfolio may lend securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, U.S. government securities or irrevocable letters of credit in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. The Portfolio will regain ownership of loaned securities to exercise certain beneficial rights; however, each Portfolio may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. Each Portfolio receives compensation for lending its securities from interest or dividends earned on the cash, U.S. government securities or irrevocable letters of credit held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. UBS Financial Services Inc. an indirect wholly owned subsidiary of UBS AG, and other affiliated broker-dealers have been approved as borrowers under the Portfolios' securities lending program. UBS Securities LLC is each Portfolio's lending agent.

For the year ended July 31, 2005, UBS Securities LLC earned compensation from certain Portfolios as the Portfolios' lending agent as follows:

                          PORTFOLIO                                                         COMPENSATION
-----------------------------------------------------------------------------------------------------------
UBS PACE Government Securities Fixed Income Investments                                      $     659
UBS PACE Intermediate Fixed Income Investments                                                  19,011
UBS PACE Strategic Fixed Income Investments                                                     11,093
UBS PACE Global Fixed Income Investments                                                         3,662
UBS PACE Large Co Value Equity Investments                                                      38,627
UBS PACE Large Co Growth Equity Investments                                                     21,535
UBS PACE Small/Medium Co Value Equity Investments                                               10,763
UBS PACE Small/Medium Co Growth Equity Investments                                              40,864
UBS PACE International Equity Investments                                                      136,091
UBS PACE International Emerging Markets Equity Investments                                      28,749

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NOTES TO FINANCIAL STATEMENTS

At July 31, 2005, certain Portfolios owed UBS Securities LLC in compensation as the Portfolios' lending agent as follows:

                                                                                                AMOUNTS
                          PORTFOLIO                                                              OWED
-----------------------------------------------------------------------------------------------------------
UBS PACE Intermediate Fixed Income Investments                                                 $  1,744
UBS PACE Strategic Fixed Income Investments                                                      11,021
UBS PACE Global Fixed Income Investments                                                            202
UBS PACE Large Co Value Equity Investments                                                        3,188
UBS PACE Large Co Growth Equity Investments                                                       1,157
UBS PACE Small/Medium Co Value Equity Investments                                                   980
UBS PACE Small/Medium Co Growth Equity Investments                                               13,406
UBS PACE International Equity Investments                                                         4,818
UBS PACE International Emerging Markets Equity Investments                                        3,369

At July 31, 2005 UBS PACE Intermediate Fixed Income Investments, UBS PACE Large Co Value Equity and UBS PACE Large Co Growth Equity Investments had securities on loan having a market value of $49,134,393, $191,007,940 and $87,071,142, respectively. The custodian for UBS PACE Intermediate Fixed Income Investments, UBS PACE Large Co Value Equity Investments and UBS PACE Large Co Growth Equity Investments held cash and cash equivalents as collateral for securities loaned of $21,497,773, $169,745,459 and $78,756,177, respectively. In addition, UBS
PACE Intermediate Fixed Income Investments, UBS PACE Large Co Value Equity Investments and UBS PACE Large Co Growth Equity Investments held U.S. Government and agency securities having an aggregate value of $29,053,708, $27,745,979 and $11,343,321, respectively as collateral for portfolio securities loaned as follows:

 PRINCIPAL
  AMOUNT
  (000)                                                    MATURITY DATES    INTEREST RATES          VALUE
--------------------------------------------------------------------------------------------------------------
UBS PACE INTERMEDIATE FIXED INCOME INVESTMENTS
$  11,807    Federal Home Loan Mortgage Corp.                 07/15/06            5.500%        $  11,958,248
    2,270    Federal National Mortgage Association            02/15/06            5.500             2,288,183
   11,215    Federal National Mortgage Association            01/15/30            7.125            14,807,277
--------------------------------------------------------------------------------------------------------------
                                                                                                $  29,053,708
--------------------------------------------------------------------------------------------------------------
UBS PACE LARGE CO VALUE EQUITY INVESTMENTS
$  27,175    Federal Home Loan Mortgage Corp.                 05/05/08            4.300%        $  27,021,461
      165    U.S. Treasury Bond                               02/15/09            3.000               159,045
      475    U.S. Treasury Bond                               02/15/26            6.000               565,473
--------------------------------------------------------------------------------------------------------------
                                                                                                $  27,745,979
--------------------------------------------------------------------------------------------------------------
UBS PACE LARGE CO GROWTH EQUITY INVESTMENTS
$  11,369    Federal Home Loan Mortgage Corp.                 05/05/08            4.300%        $  11,304,765
       40    U.S. Treasury Bond                               02/15/09            3.000                38,556
--------------------------------------------------------------------------------------------------------------
                                                                                                $  11,343,321
--------------------------------------------------------------------------------------------------------------

BANK LINE OF CREDIT

Each Portfolio, other than UBS PACE Money Market Investments, UBS PACE Large Co Value Equity Investments and UBS PACE Large Co Growth Equity Investments, participates with other funds managed, advised or sub-advised by UBS Global AM in a $100 million committed credit facility with State Street Bank and Trust Company ("Committed Credit Facility"), to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of each Portfolio at the request of shareholders and other temporary or emergency purposes. Under the Committed Credit Facility arrangement, each Portfolio has agreed to pay commitment fees, pro rata, based on the relative asset size of the funds in the Committed Credit Facility. Interest is

--------------------------------------------------------------------------------
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

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NOTES TO FINANCIAL STATEMENTS

charged to each Portfolio at the overnight federal funds rate in effect at the time of borrowings, plus 0.50%. For the year ended July 31, 2005, the following Portfolios had borrowings:

                                                                  AVERAGE DAILY                    WEIGHTED AVERAGE
                                                               AMOUNT OF BORROWING       DAYS         ANNUALIZED      INTEREST
                          PORTFOLIO                                OUTSTANDING       OUTSTANDING    INTEREST RATE     EXPENSE
------------------------------------------------------------------------------------------------------------------------------
UBS PACE Government Securities Fixed Income Investments           $   3,953,520            1             3.188%       $    350
UBS PACE Strategic Fixed Income Investments                          11,948,000            1             1.875             622
UBS PACE Global Fixed Income Investments                              1,225,750            4             2.266             309
UBS PACE International Emerging Markets Equity Investments              801,126           22             2.995           1,466

UBS PACE Large Co Value Equity Investments and UBS PACE Large Co Growth Equity Investments participate with funds advised by UBS Global Asset Management (Americas) Inc., an affiliate of UBS Global AM, in a $50 million committed credit facility with JP Morgan Chase Bank ("JPMorgan Chase Bank Facility"), to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of each Portfolio at the request of shareholders and other temporary or emergency purposes. Under the JPMorgan Chase Bank Facility arrangement, each Portfolio has agreed to pay commitment fees, pro rata, based on the relative asset size of the funds in the JPMorgan Chase Bank Facility. Interest will be charged to each Portfolio at the overnight federal funds rate in effect at the time of borrowings, plus 0.50%. For the year ended July 31, 2005, neither Portfolio borrowed under the JPMorgan Chase Bank Facility.

PURCHASES AND SALES OF SECURITIES

For the year ended July 31, 2005, aggregate purchases and sales of portfolio securities, excluding short-term securities and U.S. Government and agency securities, were as follows:

                       PORTFOLIO                                   PURCHASES              SALES
-----------------------------------------------------------------------------------------------------
UBS PACE Government Securities Fixed Income Investments         $    61,892,891      $    74,722,747
UBS PACE Intermediate Fixed Income Investments                      190,744,064          160,125,053
UBS PACE Strategic Fixed Income Investments                         112,488,009           89,172,509
UBS PACE Municipal Fixed Income Investments                          90,284,056           86,839,556
UBS PACE Global Fixed Income Investments                            615,691,282          565,468,438
UBS PACE Large Co Value Equity Investments                          843,343,760          805,148,681
UBS PACE Large Co Growth Equity Investments                         680,368,740          594,424,448
UBS PACE Small/Medium Co Value Equity Investments                   209,323,355          203,601,012
UBS PACE Small/Medium Co Growth Equity Investments                  220,581,856          226,299,798
UBS PACE International Equity Investments                           348,264,003          255,311,858
UBS PACE International Emerging Markets Equity Investments          247,088,809          215,893,945

For the year ended July 31, 2005, aggregate purchases and sales of U.S. Government and agency securities, excluding short-term securities, were as follows:

                       PORTFOLIO                                   PURCHASES              SALES
-----------------------------------------------------------------------------------------------------
UBS PACE Government Securities Fixed Income Investments         $ 3,583,329,112      $ 3,507,819,175
UBS PACE Intermediate Fixed Income Investments                      657,787,442          644,975,406
UBS PACE Strategic Fixed Income Investments                         549,058,830          483,685,720
UBS PACE Global Fixed Income Investments                            510,249,256          497,402,221
UBS PACE Large Co Value Equity Investments                            8,292,654            7,576,826
UBS PACE Large Co Growth Equity Investments                           4,623,106            6,615,729

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

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NOTES TO FINANCIAL STATEMENTS

FEDERAL TAX STATUS

Each of the Portfolios intends to distribute substantially all of its income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, each Portfolio intends not to be subject to a federal excise tax.

The tax character of distributions paid during the fiscal years ended July 31, 2005 and July 31, 2004 were as follows:

                                                                                 2005                               2004
                                                           ---------------------------------------------  -------------------------
                                                            TAX-EXEMPT    ORDINARY    LONG TERM REALIZED   TAX-EXEMPT    ORDINARY
                     PORTFOLIO                                INCOME       INCOME        CAPITAL GAINS       INCOME       INCOME
-----------------------------------------------------------------------------------------------------------------------------------
UBS PACE Money Market Investments                                   --  $  3,634,028               --              --  $    729,903
UBS PACE Government Securities Fixed Income Investments             --    13,853,104               --              --    13,415,816
UBS PACE Intermediate Fixed Income Investments                      --    12,091,786               --              --     9,711,291
UBS PACE Strategic Fixed Income Investments                         --    18,253,107     $  6,785,774              --     9,721,397
UBS PACE Municipal Fixed Income Investments                $ 8,042,174        13,371               --     $ 7,920,246            --
UBS PACE Global Fixed Income Investments                            --    25,076,528          713,584              --    28,850,438
UBS PACE Large Co Value Equity Investments                          --    12,718,790               --              --     8,402,685
UBS PACE Small/Medium Co Value Equity Investments                   --            --       36,913,537              --            --
UBS PACE Small/Medium Co Growth Equity Investments                  --            --        1,481,531              --            --
UBS PACE International Equity Investments                           --     4,533,890               --              --     2,913,611
UBS PACE International Emerging Markets Equity Investments          --       167,545               --              --            --

At July 31, 2005, the components of accumulated earnings (deficit) on a tax basis were as follows:

                                                                                     ACCUMULATED
                                                      UNDISTRIBUTED  UNDISTRIBUTED     REALIZED       UNREALIZED
                                                        ORDINARY       LONG-TERM      CAPITAL AND    APPRECIATION
                      PORTFOLIO                          INCOME      CAPITAL GAINS   OTHER LOSSES   (DEPRECIATION)      TOTAL
---------------------------------------------------------------------------------------------------------------------------------
UBS PACE Money Market Investments                      $    246,447            --   $         (287)             --  $     246,160
UBS PACE Government Securities Fixed Income
 Investments                                              6,321,033  $    187,751         (233,126) $   (3,132,740)     3,142,918
UBS PACE Intermediate Fixed Income Investments              155,400            --      (41,194,809)     (4,466,393)   (45,505,802)
UBS PACE Strategic Fixed Income Investments               3,214,099            --       (3,896,616)        559,785       (122,732)
UBS PACE Municipal Fixed Income Investments                      --            --       (1,698,670)      3,179,099      1,480,429
UBS PACE Global Fixed Income Investments                 16,982,394     2,580,183         (368,306)       (957,694)    18,236,577
UBS PACE Large Co Value Equity Investments                7,219,901            --      (13,004,616)    204,255,374    198,470,659
UBS PACE Large Co Growth Equity Investments               1,012,884            --     (171,304,967)    133,661,293    (36,630,790)
UBS PACE Small/Medium Co Value Equity Investments         5,242,333    42,331,597               --      87,676,381    135,250,311
UBS PACE Small/Medium Co Growth Equity Investments               --    13,703,624               --      95,131,094    108,834,718
UBS PACE International Equity Investments                 8,837,335            --      (43,800,104)     94,903,754     59,940,985
UBS PACE International Emerging Markets Equity
 Investments                                              2,060,004            --       (5,758,744)     37,785,172     34,086,432

--------------------------------------------------------------------------------
                                                                             185
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UBS PACE SELECT ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS

At July 31, 2005, the following Portfolios had net capital loss carryforwards available as reductions, to the extent provided in the regulations, of future net realized capital gains. These losses expire as follows:

                                                                                                                       UBS PACE
                            UBS PACE       UBS PACE       UBS PACE                       UBS PACE                     INTERNATIONAL
             UBS PACE     INTERMEDIATE     STRATEGIC      MUNICIPAL      UBS PACE        LARGE CO       UBS PACE         EMERGING
FISCAL        MONEY           FIXED          FIXED          FIXED        LARGE CO         GROWTH      INTERNATIONAL      MARKETS
YEAR          MARKET         INCOME         INCOME         INCOME      VALUE EQUITY       EQUITY         EQUITY           EQUITY
ENDING     INVESTMENTS     INVESTMENTS    INVESTMENTS    INVESTMENTS   INVESTMENTS      INVESTMENTS    INVESTMENTS     INVESTMENTS
-----------------------------------------------------------------------------------------------------------------------------------
2006             --                 --             --             --             --              --              --              --
2007         $  161       $ 19,243,361    $ 3,237,458*            --             --              --              --              --
2008             --          3,620,638             --    $ 1,698,670             --              --              --              --
2009             --                 --             --             --             --              --              --              --
2010             --                 --             --             --             --   $  49,256,059              --              --
2011             --          9,353,216             --             --   $ 13,004,616     122,048,908   $  43,798,411   $   5,417,228
2012             --          7,849,781             --             --             --              --              --              --
2013             --                 --             --             --             --              --              --              --
TOTAL        $  161       $ 40,066,996    $ 3,237,458    $ 1,698,670   $ 13,004,616   $ 171,304,967   $  43,798,411   $   5,417,228

* Utilization of these losses may be subject to annual limitations imposed by the Internal Revenue Code.

During the fiscal year the following Portfolios utilized capital loss carryforwards to offset current year realized gains:

                                                                                                                  CAPITAL LOSS
                       PORTFOLIO                                                                            CARRYFORWARDS UTILIZED
----------------------------------------------------------------------------------------------------------------------------------
UBS PACE Government Securities Fixed Income Investments                                                             $      413,310
UBS PACE Intermediate Fixed Income Investments                                                                           1,293,417
UBS PACE Strategic Fixed Income Investments                                                                              3,549,840
UBS PACE Municipal Fixed Income Investments                                                                                293,182
UBS PACE Global Fixed Income Investments                                                                                 3,143,386
UBS PACE Large Co Value Equity Investments                                                                              70,498,483
UBS PACE Large Co Growth Equity Investments                                                                             36,874,633
UBS PACE Small/Medium Co Growth Equity Investments                                                                       3,246,028
UBS PACE International Equity Investments                                                                               27,886,252
UBS PACE International Emerging Markets Equity Investments                                                              29,325,948

In accordance with U.S. Treasury regulations, the following Portfolios have elected to defer realized capital losses, foreign currency losses and passive foreign investment company losses ("PFIC") arising after October 31, 2004. Such losses are treated for tax purposes as arising on August 1, 2005:

                                                                                                 FOREIGN
                                                                                   CAPITAL       CURRENCY      PFIC
                        PORTFOLIO                                                  LOSSES         LOSSES      LOSSES
---------------------------------------------------------------------------------------------------------------------
UBS PACE Money Market Investments                                                $       126           --         --
UBS PACE Government Securities Fixed Income Investments                              233,126           --         --
UBS PACE Intermediate Fixed Income Investments                                     1,127,813           --         --
UBS PACE Strategic Fixed Income Investments                                          659,158           --         --
UBS PACE International Equity Investments                                                 --           --    $ 1,693
UBS PACE International Emerging Markets Equity Investments                                --    $ 341,516         --

--------------------------------------------------------------------------------
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UBS PACE SELECT ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS

For federal income tax purposes, the tax cost of investments and the components of net unrealized appreciation (depreciation) of investments at July 31, 2005 were as follows:

                                                                                                                      NET
                                                                    TAX             GROSS          GROSS          UNREALIZED
                                                                  COST OF         UNREALIZED     UNREALIZED      APPRECIATION
                            PORTFOLIO                           INVESTMENTS      APPRECIATION   DEPRECIATION    (DEPRECIATION)
------------------------------------------------------------------------------------------------------------------------------
UBS PACE Money Market Investments                             $   227,926,589              --              --               --
UBS PACE Government Securities Fixed Income Investments           639,168,703   $   1,746,836   $  (4,879,576)  $   (3,132,740)
UBS PACE Intermediate Fixed Income Investments                    422,755,184       1,055,432      (5,530,825)      (4,475,393)
UBS PACE Strategic Fixed Income Investments                       545,538,660       8,685,545      (5,173,408)       3,512,137
UBS PACE Municipal Fixed Income Investments                       246,657,963       4,577,581      (1,398,482)       3,179,099
UBS PACE Global Fixed Income Investments                          475,873,067       8,341,358      (8,771,064)        (429,706)
UBS PACE Large Co Value Equity Investments                      1,203,011,202     218,427,915     (14,172,541)     204,255,374
UBS PACE Large Co Growth Equity Investments                       866,928,674     151,747,559     (18,086,266)     133,661,293
UBS PACE Small/Medium Co Value Equity Investments                 468,738,774      95,816,949      (8,140,568)      87,676,381
UBS PACE Small/Medium Co Growth Equity Investments                499,594,782     107,647,834     (12,516,740)      95,131,094
UBS PACE International Equity Investments                         755,020,729     104,502,835      (9,720,286)      94,782,549
UBS PACE International Emerging Markets Equity Investments        221,009,515      41,417,843      (3,579,430)      37,838,413

At July 31, 2005, the effect of permanent "book/tax" reclassifications resulted in increases and decreases to components of the Portfolios' net assets as follows:

                                                                                                  ACCUMULATED
                                                                                 ACCUMULATED      NET REALIZED
                                                                                NET INVESTMENT        GAIN/        BENEFICIAL
                      PORTFOLIO                                                  INCOME/LOSS          LOSS          INTEREST
------------------------------------------------------------------------------------------------------------------------------
UBS PACE Government Securities Fixed Income Investments                         $      898,392   $     (898,392)            --
UBS PACE Intermediate Fixed Income Investments                                         712,268         (712,268)            --
UBS PACE Strategic Fixed Income Investments                                          2,554,315       (2,554,315)            --
UBS PACE Municipal Fixed Income Investments                                              2,815               --   $     (2,815)
UBS PACE Global Fixed Income Investments                                            18,748,008      (18,748,008)            --
UBS PACE Large Co Value Equity Investments                                                 (40)              40             --
UBS PACE Large Co Growth Equity Investments                                                 16              (16)            --
UBS PACE Small/Medium Co Value Equity Investments                                      661,592         (661,592)            --
UBS PACE Small/Medium Co Growth Equity Investments                                   2,956,668       (2,058,066)      (898,602)
UBS PACE International Equity Investments                                             (272,002)         272,002             --
UBS PACE International Emerging Markets Equity Investments                            (515,780)         515,780             --

These differences are primarily due to tax treatment of foreign currency and futures transactions, net operating losses, paydown gains and losses, distributions in excess of net investment income, disposition of PFIC investments and adjustments for certain debt obligations.

--------------------------------------------------------------------------------
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NOTES TO FINANCIAL STATEMENTS

SHARES OF BENEFICIAL INTEREST

There is an unlimited amount of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest for each of the Portfolios, except UBS PACE Money Market Investments, about which similar information is provided in the Statement of Changes in Net Assets, were as follows:

UBS PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS
FOR THE YEAR ENDED JULY 31, 2005:

                                     CLASS A                           CLASS B                           CLASS C
                          ------------------------------    ------------------------------    ------------------------------
                               SHARES             AMOUNT         SHARES             AMOUNT         SHARES             AMOUNT
----------------------------------------------------------------------------------------------------------------------------
Shares sold                   240,905    $     3,196,768         12,070    $       159,555         16,006    $       212,204
Shares repurchased         (2,187,606)       (28,947,549)      (130,237)        (1,723,279)      (507,096)        (6,716,124)
Shares converted from
 Class B to Class A           205,408          2,713,937       (205,408)        (2,713,937)            --                 --
Dividends reinvested          206,517          2,732,966          5,889             77,950         51,924            687,575
Net increase (decrease)    (1,534,776)   $   (20,303,878)      (317,686)   $    (4,199,711)      (439,166)   $    (5,816,345)

                                     CLASS Y                           CLASS P
                          ------------------------------    ------------------------------
                               SHARES             AMOUNT         SHARES             AMOUNT
------------------------------------------------------------------------------------------
Shares sold                   106,763    $     1,414,427      8,665,864    $   114,811,908
Shares repurchased           (167,064)        (2,211,297)    (4,539,551)       (60,123,344)
Shares converted from
 Class B to Class A                --                 --             --                 --
Dividends reinvested           22,900            303,063        631,549          8,360,228
Net increase (decrease)       (37,401)   $      (493,807)     4,757,862    $    63,048,792

FOR THE YEAR ENDED JULY 31, 2004:

                                     CLASS A                           CLASS B                           CLASS C
                          ------------------------------    ------------------------------    ------------------------------
                               SHARES             AMOUNT         SHARES             AMOUNT         SHARES             AMOUNT
----------------------------------------------------------------------------------------------------------------------------
Shares sold                   214,321    $     2,783,306         43,163    $       561,034         20,222    $       262,210
Shares repurchased         (3,375,810)       (43,933,473)      (385,377)        (5,008,093)      (809,118)       (10,536,407)
Shares converted from
 Class B to Class A           204,343          2,647,691       (204,380)        (2,647,691)            --                 --
Dividends reinvested          249,997          3,251,766         12,526            162,942         61,902            805,703
Net increase (decrease)    (2,707,149)   $   (35,250,710)      (534,068)   $    (6,931,808)      (726,994)   $    (9,468,494)

                                      CLASS Y                          CLASS P
                          ------------------------------    ------------------------------
                               SHARES             AMOUNT         SHARES             AMOUNT
------------------------------------------------------------------------------------------
Shares sold                   116,134    $     1,518,631      7,208,512    $    93,917,959
Shares repurchased           (632,433)        (8,247,685)    (4,560,537)       (59,328,321)
Shares converted from
 Class B to Class A                --                 --             --                 --
Dividends reinvested           30,098            391,148        515,440          6,707,049
Net increase (decrease)      (486,201)   $    (6,337,906)     3,163,415    $    41,296,687

UBS PACE INTERMEDIATE FIXED INCOME INVESTMENTS
FOR THE YEAR ENDED JULY 31, 2005:

                                     CLASS A                           CLASS B                           CLASS C
                          ------------------------------    ------------------------------    ------------------------------
                               SHARES             AMOUNT         SHARES             AMOUNT         SHARES             AMOUNT
----------------------------------------------------------------------------------------------------------------------------
Shares sold                   145,415    $     1,683,948          7,980    $        92,835        122,415    $     1,421,230
Shares repurchased         (1,803,042)       (20,853,484)       (81,133)          (940,154)      (295,408)        (3,420,813)
Shares converted from
 Class B to Class A           212,304          2,457,451       (212,022)        (2,457,451)            --                 --
Dividends reinvested          147,589          1,705,775          3,673             42,600         12,260            141,912
Net increase (decrease)    (1,297,734)   $   (15,006,310)      (281,502)   $    (3,262,170)      (160,733)   $    (1,857,671)

                                     CLASS Y                           CLASS P
                          ------------------------------    ------------------------------
                               SHARES             AMOUNT         SHARES             AMOUNT
------------------------------------------------------------------------------------------
Shares sold                    24,593    $       284,804     10,515,412    $   121,609,951
Shares repurchased            (39,334)          (454,827)    (6,656,590)       (77,041,220)
Shares converted from
 Class B to Class A                --                 --             --                 --
Dividends reinvested            3,376             39,036        789,224          9,119,897
Net increase (decrease)       (11,365)   $      (130,987)     4,648,046    $    53,688,628

FOR THE YEAR ENDED JULY 31, 2004:

                                     CLASS A                           CLASS B                           CLASS C
                          ------------------------------    ------------------------------    ------------------------------
                               SHARES             AMOUNT         SHARES             AMOUNT         SHARES             AMOUNT
----------------------------------------------------------------------------------------------------------------------------
Shares sold                   326,083    $     3,785,583         32,993    $       384,432         12,904    $       148,644
Shares repurchased         (2,745,758)       (31,796,979)      (254,723)        (2,957,631)      (264,580)        (3,071,142)
Shares converted from
 Class B to Class A           238,436          2,765,376       (238,093)        (2,765,376)            --                 --
Dividends reinvested          157,702          1,827,102          8,233             95,580         12,624            146,464
Net increase (decrease)    (2,023,537)   $   (23,418,918)      (451,590)   $    (5,242,995)      (239,052)   $    (2,776,034)

                                     CLASS Y                           CLASS P
                          ------------------------------    ------------------------------
                               SHARES             AMOUNT         SHARES             AMOUNT
------------------------------------------------------------------------------------------
Shares sold                   324,240    $     3,760,443     10,283,978    $   119,457,983
Shares repurchased           (370,666)        (4,303,028)    (6,547,196)       (75,962,833)
Shares converted from
 Class B to Class A                --                 --             --                 --
Dividends reinvested            3,701             42,923        564,279          6,538,011
Net increase (decrease)       (42,725)   $      (499,662)     4,301,061    $    50,033,161

--------------------------------------------------------------------------------
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NOTES TO FINANCIAL STATEMENTS


UBS PACE STRATEGIC FIXED INCOME INVESTMENTS
FOR THE YEAR ENDED JULY 31, 2005:

                                     CLASS A                           CLASS B                           CLASS C
                          ------------------------------    ------------------------------    ------------------------------
                               SHARES             AMOUNT         SHARES             AMOUNT         SHARES             AMOUNT
----------------------------------------------------------------------------------------------------------------------------
Shares sold                   259,448    $     3,627,280         13,622    $       189,336         12,382    $       173,278
Shares repurchased           (590,864)        (8,262,922)       (77,946)        (1,089,750)      (101,174)        (1,417,727)
Shares converted from
 Class B to Class A           162,313          2,264,103       (162,388)        (2,264,103)            --                 --
Dividends reinvested           73,892          1,028,986          9,451            131,517         25,348            352,832
Net increase (decrease)       (95,211)   $    (1,342,553)      (217,261)   $    (3,033,000)       (63,444)   $      (891,617)

                                     CLASS Y                           CLASS P
                          ------------------------------    ------------------------------
                               SHARES             AMOUNT         SHARES             AMOUNT
------------------------------------------------------------------------------------------
Shares sold                    56,004    $       782,946     11,528,532    $   161,081,638
Shares repurchased            (28,134)          (392,683)    (7,251,291)      (100,855,720)
Shares converted from
 Class B to Class A                --                 --             --                 --
Dividends reinvested            3,239             45,055      1,636,913         22,780,244
Net increase (decrease)        31,109    $       435,318      5,914,154    $    83,006,162

FOR THE YEAR ENDED JULY 31, 2004:

                                     CLASS A                           CLASS B                           CLASS C
                          ------------------------------    ------------------------------    ------------------------------
                               SHARES             AMOUNT         SHARES             AMOUNT         SHARES             AMOUNT
----------------------------------------------------------------------------------------------------------------------------
Shares sold                   250,153    $     3,472,171         26,038    $       361,145         19,620    $       275,269
Shares repurchased           (804,613)       (11,152,947)      (200,944)        (2,782,421)      (192,129)        (2,666,309)
Shares converted from
 Class B to Class A           294,696          4,068,732       (294,861)        (4,068,732)            --                 --
Dividends reinvested           35,658            494,486          8,148            112,888         12,425            172,338
Net increase (decrease)      (224,106)   $    (3,117,558)      (461,619)   $    (6,377,120)      (160,084)   $    (2,218,702)

                                     CLASS Y                           CLASS P
                          ------------------------------    ------------------------------
                               SHARES             AMOUNT         SHARES             AMOUNT
------------------------------------------------------------------------------------------
Shares sold                    43,458    $       599,468     10,178,644    $   141,458,750
Shares repurchased            (47,607)          (657,279)    (4,553,090)       (63,150,111)
Shares converted from
 Class B to Class A                --                 --             --                 --
Dividends reinvested            1,118             15,503        615,855          8,541,607
Net increase (decrease)        (3,031)   $       (42,308)     6,241,409    $    86,850,246

UBS PACE MUNICIPAL FIXED INCOME INVESTMENTS
FOR THE YEAR ENDED JULY 31, 2005:

                                     CLASS A                           CLASS B                           CLASS C
                          ------------------------------    ------------------------------    ------------------------------
                               SHARES             AMOUNT         SHARES             AMOUNT         SHARES             AMOUNT
----------------------------------------------------------------------------------------------------------------------------
Shares sold                   184,806    $     2,333,285          7,648    $        96,838          8,468    $       107,288
Shares repurchased         (1,765,519)       (22,295,464)       (88,323)        (1,114,684)      (347,520)        (4,385,586)
Shares converted from
 Class B to Class A            96,378          1,215,210        (96,366)        (1,215,210)            --                 --
Dividends reinvested          213,046          2,688,917          3,358             42,444         37,894            478,372
Net increase (decrease)    (1,271,289)   $   (16,058,052)      (173,683)   $    (2,190,612)      (301,158)   $    (3,799,926)

                                     CLASS Y                           CLASS P
                          ------------------------------    ------------------------------
                               SHARES             AMOUNT         SHARES             AMOUNT
------------------------------------------------------------------------------------------
Shares sold                        18    $           231      3,274,677    $    41,365,991
Shares repurchased             (1,340)           (16,963)    (2,097,752)       (26,511,581)
Shares converted from
 Class B to Class A                --                 --             --                 --
Dividends reinvested              295              3,725        263,129          3,319,688
Net increase (decrease)        (1,027)   $       (13,007)     1,440,054    $    18,174,098

FOR THE YEAR ENDED JULY 31, 2004:

                                     CLASS A                           CLASS B                           CLASS C
                          ------------------------------    ------------------------------    ------------------------------
                               SHARES             AMOUNT         SHARES             AMOUNT         SHARES             AMOUNT
----------------------------------------------------------------------------------------------------------------------------
Shares sold                   258,034    $     3,280,679          5,443    $        69,542         11,213    $       143,309
Shares repurchased         (2,380,680)       (30,247,360)      (113,691)        (1,446,943)      (346,112)        (4,395,078)
Shares converted from
 Class B to Class A           136,719          1,738,708       (136,695)        (1,738,708)            --                 --
Dividends reinvested          231,375          2,941,823          5,465             69,523         41,539            528,193
Net increase (decrease)    (1,754,552)   $   (22,286,150)      (239,478)   $    (3,046,586)      (293,360)   $    (3,723,576)

                                     CLASS Y                           CLASS P
                          ------------------------------    ------------------------------
                               SHARES             AMOUNT         SHARES             AMOUNT
------------------------------------------------------------------------------------------
Shares sold                        --                 --      3,960,576    $    50,368,277
Shares repurchased                (12)   $          (149)    (2,209,172)       (28,037,950)
Shares converted from
 Class B to Class A                --                 --             --                 --
Dividends reinvested              481              6,116        201,282          2,557,127
Net increase (decrease)           469    $         5,967      1,952,686    $    24,887,454

UBS PACE GLOBAL FIXED INCOME INVESTMENTS
FOR THE YEAR ENDED JULY 31, 2005:

                                     CLASS A                           CLASS B                           CLASS C
                          ------------------------------    ------------------------------    ------------------------------
                               SHARES             AMOUNT         SHARES             AMOUNT         SHARES             AMOUNT
----------------------------------------------------------------------------------------------------------------------------
Shares sold                   225,024    $     2,745,706          7,353    $        89,537         73,884    $       905,666
Shares repurchased         (2,127,576)       (25,994,815)       (37,812)          (457,120)      (107,392)        (1,312,955)
Shares converted from
 Class B to Class A            12,406            151,246        (12,385)          (151,246)            --                 --
Dividends reinvested          564,268          6,963,736          3,740             46,325         30,887            381,495
Net increase (decrease)    (1,325,878)   $   (16,134,127)       (39,104)   $      (472,504)        (2,621)   $       (25,794)

                                     CLASS Y                           CLASS P
                          ------------------------------    ------------------------------
                               SHARES             AMOUNT         SHARES             AMOUNT
------------------------------------------------------------------------------------------
Shares sold                    94,818    $     1,163,420      8,613,309    $   105,149,283
Shares repurchased           (178,850)        (2,170,550)    (3,785,099)       (46,217,734)
Shares converted from
 Class B to Class A                --                 --             --                 --
Dividends reinvested           49,769            613,403      1,196,101         14,744,027
Net increase (decrease)       (34,263)   $      (393,727)     6,024,311    $    73,675,576

--------------------------------------------------------------------------------

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NOTES TO FINANCIAL STATEMENTS


UBS PACE GLOBAL FIXED INCOME INVESTMENTS -- (CONCLUDED)
FOR THE YEAR ENDED JULY 31, 2004:

                                     CLASS A                           CLASS B                           CLASS C
                          ------------------------------    ------------------------------    ------------------------------
                               SHARES             AMOUNT         SHARES             AMOUNT         SHARES             AMOUNT
----------------------------------------------------------------------------------------------------------------------------
Shares sold                   378,240    $     4,603,422         15,598    $       191,621         28,548    $       343,869
Shares repurchased         (2,536,833)       (30,529,832)       (32,260)          (391,154)      (144,693)        (1,731,235)
Shares converted from
 Class B to Class A            16,385            197,004        (16,363)          (197,004)            --                 --
Dividends reinvested          797,885          9,590,023          5,948             71,632         44,353            533,206
Net increase (decrease)    (1,344,323)   $   (16,139,383)       (27,077)   $      (324,905)       (71,792)   $      (854,160)

                                     CLASS Y                           CLASS P
                          ------------------------------    ------------------------------
                               SHARES             AMOUNT         SHARES             AMOUNT
------------------------------------------------------------------------------------------
Shares sold                   114,266    $     1,388,150      7,330,270    $    88,354,102
Shares repurchased           (418,331)        (5,037,372)    (2,912,619)       (35,068,043)
Shares converted from
 Class B to Class A                --                 --             --                 --
Dividends reinvested           73,541            883,319      1,092,678         13,124,286
Net increase (decrease)      (230,524)   $    (2,765,903)     5,510,329    $    66,410,345

UBS PACE LARGE CO VALUE EQUITY INVESTMENTS
FOR THE YEAR ENDED JULY 31, 2005:

                                     CLASS A                           CLASS B                           CLASS C
                          ------------------------------    ------------------------------    ------------------------------
                               SHARES             AMOUNT         SHARES             AMOUNT         SHARES             AMOUNT
----------------------------------------------------------------------------------------------------------------------------
Shares sold                   237,169    $     4,518,236         18,861    $       360,045         34,191    $       650,755
Shares repurchased         (3,635,348)       (69,095,333)      (214,846)        (4,023,485)      (472,818)        (8,931,212)
Shares converted from
 Class B to Class A           717,005         13,504,079       (718,811)       (13,504,079)            --                 --
Dividends reinvested          157,944          3,021,455             --                 --          4,610             88,379
Net increase (decrease)    (2,523,230)   $   (48,051,563)      (914,796)   $   (17,167,519)      (434,017)   $    (8,192,078)

                                     CLASS Y                           CLASS P
                          ------------------------------    ------------------------------
                               SHARES             AMOUNT         SHARES             AMOUNT
------------------------------------------------------------------------------------------
Shares sold                   209,247    $     4,027,746     13,233,106    $   253,338,377
Shares repurchased           (326,471)        (6,183,235)    (7,213,855)      (137,596,589)
Shares converted from
 Class B to Class A                --                 --             --                 --
Dividends reinvested           26,899            515,123        452,878          8,659,028
Net increase (decrease)       (90,325)   $    (1,640,366)     6,472,129    $   124,400,816

FOR THE YEAR ENDED JULY 31, 2004:

                                     CLASS A                           CLASS B                           CLASS C
                          ------------------------------    ------------------------------    ------------------------------
                               SHARES             AMOUNT         SHARES             AMOUNT         SHARES             AMOUNT
----------------------------------------------------------------------------------------------------------------------------
Shares sold                   388,900    $     6,589,065         63,260    $     1,058,650         63,032    $     1,088,339
Shares repurchased         (4,388,164)       (74,345,787)      (592,591)        (9,976,459)      (709,134)       (11,988,675)
Shares converted from
 Class B to Class A         1,952,730         33,362,222     (1,956,617)       (33,362,222)            --                 --
Dividends reinvested          142,366          2,423,067             --                 --          1,315             22,414
Net increase (decrease)    (1,904,168)   $   (31,971,433)    (2,485,948)   $   (42,280,031)      (644,787)   $   (10,877,922)

                                     CLASS Y                           CLASS P
                          ------------------------------    ------------------------------
                               SHARES             AMOUNT         SHARES             AMOUNT
------------------------------------------------------------------------------------------
Shares sold                   249,683    $     4,321,575     13,356,727    $   228,825,057
Shares repurchased           (517,886)        (8,812,034)    (5,566,339)       (95,217,935)
Shares converted from
 Class B to Class A                --                 --             --                 --
Dividends reinvested           24,599            418,676        306,705          5,217,047
Net increase (decrease)      (243,604)   $    (4,071,783)     8,097,093    $   138,824,169

UBS PACE LARGE CO GROWTH EQUITY INVESTMENTS
FOR THE YEAR ENDED JULY 31, 2005:

                                     CLASS A                           CLASS B                           CLASS C
                          ------------------------------    ------------------------------    ------------------------------
                               SHARES             AMOUNT         SHARES             AMOUNT         SHARES             AMOUNT
----------------------------------------------------------------------------------------------------------------------------
Shares sold                   232,651    $     3,403,013          7,926    $       112,555         28,985    $       411,639
Shares repurchased         (1,674,724)       (24,482,064)      (103,152)        (1,446,913)      (226,619)        (3,239,241)
Shares converted from
 Class B to Class A           151,027          2,186,315       (156,001)        (2,186,315)            --                 --
Net increase (decrease)    (1,291,046)   $   (18,892,736)      (251,227)   $    (3,520,673)      (197,634)   $    (2,827,602)

                                     CLASS Y                           CLASS P
                          ------------------------------    ------------------------------
                               SHARES             AMOUNT         SHARES             AMOUNT
------------------------------------------------------------------------------------------
Shares sold                   191,086    $     2,848,767     17,006,259    $   253,017,556
Shares repurchased           (293,232)        (4,297,181)    (8,374,548)      (123,862,841)
Shares converted from
 Class B to Class A                --                 --             --                 --
Net increase (decrease)      (102,146)   $    (1,448,414)     8,631,711    $   129,154,715

FOR THE YEAR ENDED JULY 31, 2004:

                                     CLASS A                           CLASS B                           CLASS C
                          ------------------------------    ------------------------------    ------------------------------
                               SHARES             AMOUNT         SHARES             AMOUNT         SHARES             AMOUNT
----------------------------------------------------------------------------------------------------------------------------
Shares sold                   571,982    $     7,807,266         26,821    $       358,961         49,819    $       675,348
Shares repurchased         (2,028,931)       (28,019,646)      (189,257)        (2,555,020)      (206,158)        (2,800,907)
Shares converted from
 Class B to Class A           210,849          2,936,551       (215,992)        (2,936,551)            --                 --
Net increase (decrease)    (1,246,100)   $   (17,275,829)      (378,428)   $    (5,132,610)      (156,339)   $    (2,125,559)

                                     CLASS Y                           CLASS P
                          ------------------------------    ------------------------------
                               SHARES             AMOUNT         SHARES             AMOUNT
------------------------------------------------------------------------------------------
Shares sold                   250,461    $     3,515,893     16,302,156    $   227,910,616
Shares repurchased           (443,489)        (6,181,709)    (6,525,216)       (91,052,940)
Shares converted from
 Class B to Class A                --                 --             --                 --
Net increase (decrease)      (193,028)   $    (2,665,816)     9,776,940    $   136,857,676

--------------------------------------------------------------------------------
190

UBS PACE SELECT ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS


UBS PACE SMALL/MEDIUM CO VALUE EQUITY INVESTMENTS
FOR THE YEAR ENDED JULY 31, 2005:

                                     CLASS A                           CLASS B                           CLASS C
                          ------------------------------    ------------------------------    ------------------------------
                               SHARES             AMOUNT         SHARES             AMOUNT         SHARES             AMOUNT
----------------------------------------------------------------------------------------------------------------------------
Shares sold                   146,353    $     3,026,191         31,123    $       605,486         34,122    $       689,414
Shares repurchased           (556,214)       (11,383,972)       (81,082)        (1,588,431)      (121,732)        (2,403,231)
Shares converted from
 Class B to Class A           114,676          2,339,460       (118,313)        (2,339,460)            --                 --
Dividends reinvested          244,664          4,934,880         27,036            527,738         69,868          1,365,226
Net increase (decrease)       (50,521)   $    (1,083,441)      (141,236)   $    (2,794,667)       (17,742)   $      (348,591)

                                     CLASS Y                           CLASS P
                          ------------------------------    ------------------------------
                               SHARES             AMOUNT         SHARES             AMOUNT
------------------------------------------------------------------------------------------
Shares sold                    94,103    $     1,956,643      4,461,851    $    92,354,626
Shares repurchased            (76,715)        (1,567,364)    (3,280,232)       (67,719,519)
Shares converted from
 Class B to Class A                --                 --             --                 --
Dividends reinvested           19,175            390,589      1,425,562         29,010,207
Net increase (decrease)        36,563    $       779,868      2,607,181    $    53,645,314

FOR THE YEAR ENDED JULY 31, 2004:

                                     CLASS A                           CLASS B                           CLASS C
                          ------------------------------    ------------------------------    ------------------------------
                               SHARES             AMOUNT         SHARES             AMOUNT         SHARES             AMOUNT
----------------------------------------------------------------------------------------------------------------------------
Shares sold                   298,611    $     5,536,988         48,372    $       891,848         63,380    $     1,184,881
Shares repurchased           (689,230)       (12,971,514)      (101,621)        (1,871,787)      (143,185)        (2,682,057)
Shares converted from
 Class B to Class A           263,311          4,952,284       (269,011)        (4,952,284)            --                 --
Net increase (decrease)      (127,308)   $    (2,482,242)      (322,260)   $    (5,932,223)       (79,805)   $    (1,497,176)

                                     CLASS Y                          CLASS P
                          ------------------------------    ------------------------------
                               SHARES             AMOUNT         SHARES             AMOUNT
------------------------------------------------------------------------------------------
Shares sold                   126,052    $     2,387,877      4,404,602    $    84,454,603
Shares repurchased            (45,756)          (877,289)    (2,692,559)       (51,520,902)
Shares converted from
 Class B to Class A                --                 --             --                 --
Net increase (decrease)        80,296    $     1,510,588      1,712,043    $    32,933,701

UBS PACE SMALL/MEDIUM CO GROWTH EQUITY INVESTMENTS
FOR THE YEAR ENDED JULY 31, 2005:

                                     CLASS A                           CLASS B                           CLASS C
                          ------------------------------    ------------------------------    ------------------------------
                               SHARES             AMOUNT         SHARES             AMOUNT         SHARES             AMOUNT
----------------------------------------------------------------------------------------------------------------------------
Shares sold                   118,813    $     1,868,161         20,426    $       313,371         14,635    $       220,203
Shares repurchased         (1,021,850)       (16,014,530)       (58,745)          (892,669)      (169,665)        (2,578,180)
Shares converted from
 Class B to Class A            54,193            843,088        (56,013)          (843,088)            --                 --
Dividends reinvested           14,305            232,734            589              9,273          2,291             36,156
Net increase (decrease)      (834,539)   $   (13,070,547)       (93,743)   $    (1,413,113)      (152,739)   $    (2,321,821)

                                     CLASS Y                           CLASS P
                          ------------------------------    ------------------------------
                               SHARES             AMOUNT         SHARES             AMOUNT
------------------------------------------------------------------------------------------
Shares sold                   127,804    $     2,048,643      5,695,228    $    90,852,933
Shares repurchased           (109,677)        (1,719,002)    (4,097,108)       (64,805,997)
Shares converted from
 Class B to Class A                --                 --             --                 --
Dividends reinvested              823             13,539         70,515          1,159,269
Net increase (decrease)        18,950    $       343,180      1,668,635    $    27,206,205

FOR THE YEAR ENDED JULY 31, 2004:

                                     CLASS A                           CLASS B                           CLASS C
                          ------------------------------    ------------------------------    ------------------------------
                               SHARES             AMOUNT         SHARES             AMOUNT         SHARES             AMOUNT
----------------------------------------------------------------------------------------------------------------------------
Shares sold                   290,928    $     4,230,684         45,924    $       642,184         33,675    $       485,273
Shares repurchased         (1,015,222)       (14,820,486)       (96,807)        (1,395,510)      (124,824)        (1,807,998)
Shares converted from
 Class B to Class A           154,000          2,271,438       (157,827)        (2,271,438)            --                 --
Net increase (decrease)      (570,294)   $    (8,318,364)      (208,710)   $    (3,024,764)       (91,149)   $    (1,322,725)

                                     CLASS Y                           CLASS P
                          ------------------------------    ------------------------------
                               SHARES             AMOUNT         SHARES             AMOUNT
------------------------------------------------------------------------------------------
Shares sold                   237,341    $     3,478,438      5,577,141    $    82,790,309
Shares repurchased           (131,968)        (1,952,864)    (3,570,845)       (52,985,122)
Shares converted from
 Class B to Class A                --                 --             --                 --
Net increase (decrease)       105,373    $     1,525,574      2,006,296    $    29,805,187

UBS PACE INTERNATIONAL EQUITY INVESTMENTS
FOR THE YEAR ENDED JULY 31, 2005:

                                     CLASS A                           CLASS B                           CLASS C
                          ------------------------------    ------------------------------    ------------------------------
                               SHARES             AMOUNT         SHARES             AMOUNT         SHARES             AMOUNT
----------------------------------------------------------------------------------------------------------------------------
Shares sold                   208,491    $     3,056,846          8,746    $       124,528         44,799    $       631,687
Shares repurchased         (1,115,794)       (16,162,878)       (14,700)          (209,809)      (104,347)        (1,482,780)
Shares converted from
 Class B to Class A            15,391            226,205        (15,731)          (226,205)            --                 --
Dividends reinvested           25,177            372,620             --                 --             --                 --
Net increase (decrease)      (866,735)   $   (12,507,207)       (21,685)   $      (311,486)       (59,548)   $      (851,093)

                                     CLASS Y                           CLASS P
                          ------------------------------    ------------------------------
                               SHARES             AMOUNT         SHARES             AMOUNT
------------------------------------------------------------------------------------------
Shares sold                   419,174    $     6,185,638     14,243,186    $   208,162,588
Shares repurchased           (571,956)        (8,253,189)    (6,927,175)      (100,746,533)
Shares converted from
 Class B to Class A                --                 --             --                 --
Dividends reinvested           24,728            365,478        250,802          3,704,345
Net increase (decrease)      (128,054)   $    (1,702,073)     7,566,813    $   111,120,400

--------------------------------------------------------------------------------

UBS PACE SELECT ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS


UBS PACE INTERNATIONAL EQUITY INVESTMENTS -- (CONCLUDED)
FOR THE YEAR ENDED JULY 31, 2004:

                                     CLASS A                           CLASS B                           CLASS C
                          ------------------------------    ------------------------------    ------------------------------
                               SHARES             AMOUNT         SHARES             AMOUNT         SHARES             AMOUNT
----------------------------------------------------------------------------------------------------------------------------
Shares sold                   877,573    $     9,755,161         12,585    $       155,696         13,600    $       169,366
Shares repurchased         (2,544,526)       (29,697,697)       (16,783)          (204,688)      (161,170)        (2,005,644)
Shares converted from
 Class B to Class A            39,054            481,325        (39,680)          (481,325)            --                 --
Dividends reinvested           28,230            349,771             --                 --             --                 --
Net increase (decrease)    (1,599,669)   $   (19,111,440)       (43,878)   $      (530,317)      (147,570)   $    (1,836,278)

                                     CLASS Y                           CLASS P
                          ------------------------------    ------------------------------
                               SHARES             AMOUNT         SHARES             AMOUNT
------------------------------------------------------------------------------------------
Shares sold                   875,060    $    10,624,664     13,608,569    $   170,625,071
Shares repurchased         (1,117,865)       (13,587,309)    (5,069,598)       (63,499,372)
Shares converted from
 Class B to Class A                --                 --             --                 --
Dividends reinvested           23,808            294,738        177,836          2,199,826
Net increase (decrease)      (218,997)   $    (2,667,907)     8,716,807    $   109,325,525

UBS PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS
FOR THE YEAR ENDED JULY 31, 2005:

                                     CLASS A                           CLASS B                           CLASS C
                          ------------------------------    ------------------------------    ------------------------------
                               SHARES             AMOUNT         SHARES             AMOUNT         SHARES             AMOUNT
----------------------------------------------------------------------------------------------------------------------------
Shares sold                   201,368    $     2,725,911          2,218    $        29,682         17,564    $       224,150
Shares repurchased           (257,510)        (3,294,141)       (11,500)          (147,232)       (67,992)          (858,524)
Shares converted from
 Class B to Class A            25,999            333,114        (26,895)          (333,114)            --                 --
Dividends reinvested               54                706             --                 --             --                 --
Net increase (decrease)       (30,089)   $      (234,410)       (36,177)   $      (450,664)       (50,428)   $      (634,374)

                                     CLASS Y                           CLASS P
                          ------------------------------    ------------------------------
                               SHARES             AMOUNT         SHARES             AMOUNT
------------------------------------------------------------------------------------------
Shares sold                   666,527    $     9,014,442      4,332,885    $    57,358,706
Shares repurchased           (190,073)        (2,429,464)    (2,335,253)       (30,839,119)
Shares converted from
 Class B to Class A                --                 --             --                 --
Dividends reinvested            1,728             22,725         10,835            142,267
Net increase (decrease)       478,182    $     6,607,703      2,008,467    $    26,661,854

FOR THE YEAR ENDED JULY 31, 2004:

                                       CLASS A                          CLASS B                             CLASS C
                          ------------------------------    ------------------------------    ------------------------------
                               SHARES             AMOUNT         SHARES             AMOUNT         SHARES             AMOUNT
----------------------------------------------------------------------------------------------------------------------------
Shares sold                   345,342    $     3,657,679          9,871    $       102,508        114,284    $     1,167,742
Shares repurchased           (476,663)        (5,152,768)       (19,372)          (205,253)      (178,416)        (1,947,607)
Shares converted from
 Class B to Class A           159,958          1,747,179       (163,878)        (1,747,179)            --                 --
Net increase (decrease)        28,637    $       252,090       (173,379)   $    (1,849,924)       (64,132)   $      (779,865)

                                     CLASS Y                           CLASS P
                          ------------------------------    ------------------------------
                               SHARES             AMOUNT         SHARES             AMOUNT
------------------------------------------------------------------------------------------
Shares sold                   774,700    $     8,574,767      4,107,154    $    45,303,853
Shares repurchased           (458,717)        (5,041,071)    (1,820,762)       (20,042,862)
Shares converted from
 Class B to Class A                --                 --             --                 --
Net increase (decrease)       315,983    $     3,533,696      2,286,392    $    25,260,991

--------------------------------------------------------------------------------
192

UBS PACE SELECT ADVISORS TRUST

FINANCIAL HIGHLIGHTS
UBS PACE MONEY MARKET INVESTMENTS

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

                                                                                    FOR THE YEARS ENDED JULY 31,
                                                          ------------------------------------------------------------------------
                                                              2005           2004           2003           2002           2001
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                        $       1.00   $       1.00   $       1.00   $       1.00   $       1.00
Net investment income                                            0.018          0.005          0.009          0.021          0.053
Dividends from net investment income                            (0.018)        (0.005)        (0.009)        (0.021)        (0.053)
NET ASSET VALUE, END OF YEAR                              $       1.00   $       1.00   $       1.00   $       1.00   $       1.00
----------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                        1.80%          0.51%          0.96%          2.10%          5.44%
----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)                           $    227,528   $    166,067   $    123,915   $    112,001   $     76,657
Expenses to average net assets, net of fee waivers and
 expense reimbursements by manager                                0.60%          0.60%          0.57%          0.50%          0.50%
Expenses to average net assets, before fee waivers and
 expense reimbursements by manager                                0.97%          0.96%          1.13%          1.43%          1.00%
Net investment income to average net assets, net of fee
 waivers and expense reimbursements by manager                    1.85%          0.51%          0.94%          2.03%          5.26%
Net investment income to average net assets, before fee
 waivers and expense reimbursements by manager                    1.48%          0.15%          0.38%          1.10%          4.76%

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each year reported. The figures do not include program fees; results would be lower if this fee was included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions.

--------------------------------------------------------------------------------

UBS PACE SELECT ADVISORS TRUST

FINANCIAL HIGHLIGHTS
UBS PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                                               CLASS A
                                                                 ---------------------------------------------------------------
                                                                                                                       FOR THE
                                                                             FOR THE YEARS ENDED JULY 31,           PERIOD ENDED
                                                                 -------------------------------------------------     JULY 31,
                                                                       2005        2004+         2003         2002     2001(a)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                             $    13.05   $    12.81   $    13.08   $    12.84    $    12.65
Net investment income                                                  0.34         0.26         0.33         0.64          0.39
Net realized and unrealized gains (losses) from investment
 activities                                                            0.17         0.34        (0.18)        0.29          0.18
Net increase from operations                                           0.51         0.60         0.15         0.93          0.57
Dividends from net investment income                                  (0.36)       (0.36)       (0.42)       (0.64)        (0.38)
Distributions from net realized gains from investment activities         --           --           --        (0.05)           --
Total dividends and distributions                                     (0.36)       (0.36)       (0.42)       (0.69)        (0.38)

NET ASSET VALUE, END OF PERIOD                                   $    13.20   $    13.05   $    12.81   $    13.08    $    12.84
--------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                             3.97%        4.75%        1.13%        7.47%         4.61%
--------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                $  140,734   $  159,227   $  190,933   $  213,835    $  224,837
Expenses to average net assets, net of fee waivers and expense
 reimbursements by manager                                             1.08%        1.08%        1.04%        0.96%         0.98%~*
Expenses to average net assets, before fee waivers and expense
 reimbursements by manager                                             1.17%        1.20%        1.20%        1.15%         1.14%~*
Net investment income to average net assets, net of fee waivers
 and expense reimbursements by manager                                 2.54%        2.08%        2.57%        4.92%         6.09%*
Net investment income to average net assets, before fee waivers
 and expense reimbursements by manager                                 2.45%        1.96%        2.41%        4.73%         5.93%*
Portfolio turnover                                                      665%         805%         741%         369%          631%

*    Annualized.

+ As of August 1, 2003, the Portfolio has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. These interim payments are reflected within net realized and unrealized gain (loss) from investment activities, however, prior to August 1, 2003, these interim payments were reflected within interest income (or as an offset to interest income) on the Statement of Operations. The effect of this change for the year ended July 31, 2004 was to decrease net investment income per share by $0.01 on all share classes and increase net realized and unrealized gain (loss) from investment activities per share by $0.01 on all share classes, and decrease the ratio of net investment income by 0.05%, 0.04% and 0.05% on Class A, Class B and Class C, respectively.

~ Includes 0.01% of interest expense related to reverse repurchase agreements during the period ended July 31, 2001.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(a)  For the period January 31, 2001 (reissuance of shares) through July 31,
     2001.

(b) For the period December 18, 2000 (commencement of issuance) through July 31, 2001.

(c) For the period December 4, 2000 (commencement of issuance) through July 31, 2001.

--------------------------------------------------------------------------------
194

                                                                                               CLASS B
                                                                 ---------------------------------------------------------------
                                                                                                                       FOR THE
                                                                             FOR THE YEARS ENDED JULY 31,           PERIOD ENDED
                                                                 -------------------------------------------------     JULY 31,
                                                                    2005         2004+        2003         2002        2001(b)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                             $    13.05   $    12.81   $    13.08   $    12.83    $    12.47
Net investment income                                                  0.22         0.14         0.23         0.53          0.47
Net realized and unrealized gains (losses) from investment
 activities                                                            0.19         0.36        (0.18)        0.31          0.37
Net increase from operations                                           0.41         0.50         0.05         0.84          0.84
Dividends from net investment income                                  (0.26)       (0.26)       (0.32)       (0.54)        (0.48)
Distributions from net realized gains from investment activities         --           --           --        (0.05)           --
Total dividends and distributions                                     (0.26)       (0.26)       (0.32)       (0.59)        (0.48)

NET ASSET VALUE, END OF PERIOD                                   $    13.20   $    13.05   $    12.81   $    13.08    $    12.83
--------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                             3.17%        3.94%        0.34%        6.63%         6.96%
--------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                $    4,273   $    8,373   $   15,056   $   16,966    $   13,175
Expenses to average net assets, net of fee waivers and expense
 reimbursements by manager                                             1.84%        1.84%        1.82%        1.76%         1.75%~*
Expenses to average net assets, before fee waivers and expense
 reimbursements by manager                                             1.93%        1.95%        1.94%        1.90%         1.90%~*
Net investment income to average net assets, net of fee waivers
 and expense reimbursements by manager                                 1.69%        1.33%        1.79%        4.12%         5.31%*
Net investment income to average net assets, before fee waivers
 and expense reimbursements by manager                                 1.60%        1.22%        1.67%        3.99%         5.16%*
Portfolio turnover                                                      665%         805%         741%         369%          631%

                                                                                               CLASS C
                                                                 ---------------------------------------------------------------
                                                                                                                      FOR THE
                                                                             FOR THE YEARS ENDED JULY 31,           PERIOD ENDED
                                                                 -------------------------------------------------     JULY 31,
                                                                       2005        2004+         2003         2002     2001(c)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                             $    13.06   $    12.82   $    13.09   $    12.84    $    12.33
Net investment income                                                  0.27         0.19         0.26         0.57          0.49
Net realized and unrealized gains (losses) from investment
 activities                                                            0.17         0.34        (0.18)        0.30          0.51
Net increase from operations                                           0.44         0.53         0.08         0.87          1.00
Dividends from net investment income                                  (0.29)       (0.29)       (0.35)       (0.57)        (0.49)
Distributions from net realized gains from investment activities         --           --           --        (0.05)           --
Total dividends and distributions                                     (0.29)       (0.29)       (0.35)       (0.62)        (0.49)

NET ASSET VALUE, END OF PERIOD                                   $    13.21   $    13.06   $    12.82   $    13.09    $    12.84
--------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                             3.40%        4.18%        0.59%        6.99%         8.26%
--------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                $   36,372   $   41,707   $   50,245   $   56,849    $   57,745
Expenses to average net assets, net of fee waivers and expense
 reimbursements by manager                                             1.62%        1.62%        1.57%        1.48%         1.49%~*
Expenses to average net assets, before fee waivers and expense
 reimbursements by manager                                             1.74%        1.78%        1.77%        1.73%         1.70%~*
Net investment income to average net assets, net of fee waivers
 and expense reimbursements by manager                                 2.00%        1.54%        2.04%        4.40%         5.59%*
Net investment income to average net assets, before fee waivers
 and expense reimbursements by manager                                 1.88%        1.38%        1.84%        4.15%         5.38%*
Portfolio turnover                                                      665%         805%         741%         369%          631%

--------------------------------------------------------------------------------

UBS PACE SELECT ADVISORS TRUST

FINANCIAL HIGHLIGHTS
UBS PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS (CONCLUDED)

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                                               CLASS Y
                                                                 ---------------------------------------------------------------
                                                                                                                       FOR THE
                                                                             FOR THE YEARS ENDED JULY 31,           PERIOD ENDED
                                                                 -------------------------------------------------     JULY 31,
                                                                    2005         2004+        2003         2002        2001(a)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                             $    13.05   $    12.80   $    13.07   $    12.84    $    12.65
Net investment income                                                  0.38         0.29         0.37         0.68          0.39
Net realized and unrealized gains (losses) from investment
 activities                                                            0.17         0.36        (0.18)        0.29          0.20
Net increase from operations                                           0.55         0.65         0.19         0.97          0.59
Dividends from net investment income                                  (0.40)       (0.40)       (0.46)       (0.69)        (0.40)
Distributions from net realized gains from investment activities         --           --           --        (0.05)           --
Total dividends and distributions                                     (0.40)       (0.40)       (0.46)       (0.74)        (0.40)

NET ASSET VALUE, END OF PERIOD                                   $    13.20   $    13.05   $    12.80   $    13.07    $    12.84
--------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                             4.24%        5.12%        1.46%        7.77%         4.77%
--------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                $   10,069   $   10,441   $   16,466   $   19,250    $  133,649
Expenses to average net assets, net of fee waivers and expense
 reimbursements by manager                                             0.76%        0.76%        0.72%        0.64%         0.66%~*
Expenses to average net assets, before fee waivers and expense
 reimbursements by manager                                             0.85%        0.88%        0.88%        0.80%         0.84%~*
Net investment income to average net assets, net of fee waivers
 and expense reimbursements by manager                                 2.88%        2.41%        2.89%        5.32%         6.50%*
Net investment income to average net assets, before fee waivers
 and expense reimbursements by manager                                 2.79%        2.30%        2.73%        5.16%         6.32%*
Portfolio turnover                                                      665%         805%         741%         369%          631%

*    Annualized.

+ As of August 1, 2003, the Portfolio has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. These interim payments are reflected within net realized and unrealized gain (loss) from investment activities, however, prior to August 1, 2003, these interim payments were reflected within interest income (or as an offset to interest income) on the Statement of Operations. The effect of this change for the year ended July 31, 2004 was to decrease net investment income per share by $0.01 on all share classes and increase net realized and unrealized gain (loss) from investment activities per share by $0.01 on all share classes, and decrease the ratio of net investment income by 0.04% and 0.05% on Class Y and Class P, respectively.

~ Includes 0.01% of interest expense related to reverse repurchase agreements during the period ended July 31, 2001.

~~ Includes 0.03% of interest expense related to reverse repurchase agreements during the year ened July 31, 2001.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable program fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(a) For the period February 2, 2001 (commencement of issuance) through July 31, 2001.

--------------------------------------------------------------------------------
196

                                                                                               CLASS P
                                                                 ---------------------------------------------------------------
                                                                                    FOR THE YEARS ENDED JULY 31,
                                                                 ---------------------------------------------------------------
                                                                    2005         2004+        2003         2002          2001
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                             $    13.06   $    12.82   $    13.09   $    12.84   $     12.09
Net investment income                                                  0.37         0.30         0.36         0.67          0.84
Net realized and unrealized gains (losses) from investment
 activities                                                            0.16         0.33        (0.18)        0.31          0.82
Net increase from operations                                           0.53         0.63         0.18         0.98          1.66
Dividends from net investment income                                  (0.39)       (0.39)       (0.45)       (0.68)        (0.91)
Distributions from net realized gains from investment activities         --           --           --        (0.05)           --
Total dividends and distributions                                     (0.39)       (0.39)       (0.45)       (0.73)        (0.91)

NET ASSET VALUE, END OF PERIOD                                   $    13.20   $    13.06   $    12.82   $    13.09   $     12.84
--------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                             4.11%        4.97%        1.35%        7.84%        14.21%
--------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                $  318,339   $  252,716   $  207,466   $  201,378   $   195,546
Expenses to average net assets, net of fee waivers and expense
 reimbursements by manager                                             0.87%        0.87%        0.83%        0.70%         0.78%~
Expenses to average net assets, before fee waivers and expense
 reimbursements by manager                                             0.96%        1.00%        0.98%        0.93%         0.87%~~
Net investment income to average net assets, net of fee waivers
 and expense  reimbursements by manager                                2.82%        2.27%        2.76%        5.18%         6.69%
Net investment income to average net assets, before fee waivers
 and expense  reimbursements by manager                                2.73%        2.14%        2.61%        4.95%         6.60%
Portfolio turnover                                                      665%         805%         741%         369%          631%

--------------------------------------------------------------------------------

UBS PACE SELECT ADVISORS TRUST

FINANCIAL HIGHLIGHTS
UBS PACE INTERMEDIATE FIXED INCOME INVESTMENTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                                               CLASS A
                                                                 ---------------------------------------------------------------
                                                                                                                       FOR THE
                                                                             FOR THE YEARS ENDED JULY 31,           PERIOD ENDED
                                                                 -------------------------------------------------     JULY 31,
                                                                    2005         2004         2003         2002^       2001(a)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                             $    11.51   $    11.46   $    11.13   $    12.32    $    12.16
Net investment income                                                  0.34@        0.29         0.33         0.75          0.35
Net realized and unrealized gains (losses) from investment
 activities                                                           (0.07)        0.06         0.34        (1.19)         0.16
Net increase (decrease) from operations                                0.27         0.35         0.67        (0.44)         0.51
Dividends from net investment income                                  (0.34)       (0.30)       (0.34)       (0.75)        (0.35)

NET ASSET VALUE, END OF PERIOD                                   $    11.44   $    11.51   $    11.46   $    11.13    $    12.32
--------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                             2.38%        3.08%        6.05%       (3.90)%        4.24%
--------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                $   75,331   $   90,732   $  113,500   $  129,520    $  157,341
Expenses to average net assets, net of fee waivers and expense
 reimbursements by manager                                             1.07%        1.07%        1.03%        0.96%         0.97%*
Expenses to average net assets, before fee waivers and expense
 reimbursements by manager                                             1.09%        1.13%        1.14%        1.10%         1.03%*
Net investment income to average net assets, net of fee waivers
 and expense reimbursements by manager                                 2.93%        2.52%        2.86%        6.14%         5.77%*
Net investment income to average net assets, before fee waivers
 and expense reimbursements by manager                                 2.91%        2.46%        2.75%        6.00%         5.71%*
Portfolio turnover                                                      221%         299%         294%         121%           82%

*    Annualized.

@    Calculated using the average month-end shares outstanding for the period.

^ Investment advisory functions for this Portfolio were transferred from Pacific Income Advisors, Inc. to Metropolitan West Asset Management, LLC on October 10, 2000. BlackRock Financial Management, Inc. assumed investment advisory functions on July 29, 2002.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(a)  For the period January 31, 2001 (reissuance of shares) through July 31,
     2001.

(b) For the period December 14, 2000 (commencement of issuance) through July 31, 2001.

(c) For the period December 1, 2000 (commencement of issuance) through July 31, 2001.

--------------------------------------------------------------------------------
198

                                                                                             CLASS B
                                                                 ---------------------------------------------------------------
                                                                                                                       FOR THE
                                                                             FOR THE YEARS ENDED JULY 31,           PERIOD ENDED
                                                                 -------------------------------------------------     JULY 31,
                                                                    2005         2004         2003         2002^       2001(b)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                             $    11.53   $    11.47   $    11.15   $    12.33    $    12.03
Net investment income                                                  0.24@        0.21         0.24         0.65          0.41
Net realized and unrealized gains (losses) from investment
 activities                                                           (0.06)        0.06         0.33        (1.18)         0.30
Net increase (decrease) from operations                                0.18         0.27         0.57        (0.53)         0.71
Dividends from net investment income                                  (0.25)       (0.21)       (0.25)       (0.65)        (0.41)

NET ASSET VALUE, END OF PERIOD                                   $    11.46   $    11.53   $    11.47   $    11.15    $    12.33
--------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                             1.60%        2.37%        5.13%       (4.57)%        6.04%
--------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                $    1,458   $    4,712   $    9,871   $   11,626    $   15,168
Expenses to average net assets, net of fee waivers and expense
 reimbursements by manager                                             1.81%        1.81%        1.79%        1.74%         1.74%*
Expenses to average net assets, before fee waivers and expense
 reimbursements by manager                                             1.87%        1.85%        1.87%        1.82%         1.78%*
Net investment income to average net assets, net of fee waivers
 and expense reimbursements by manager                                 2.15%        1.75%        2.10%        5.35%         4.99%*
Net investment income to average net assets, before fee waivers
 and expense reimbursements by manager                                 2.09%        1.71%        2.02%        5.27%         4.95%*
Portfolio turnover                                                      221%         299%         294%         121%           82%

                                                                                               CLASS C
                                                                 ---------------------------------------------------------------
                                                                                                                       FOR THE
                                                                             FOR THE YEARS ENDED JULY 31,           PERIOD ENDED
                                                                 -------------------------------------------------     JULY 31,
                                                                    2005         2004         2003         2002^       2001(c)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                             $    11.53   $    11.48   $    11.15   $    12.33    $    11.92
Net investment income                                                  0.28@        0.24         0.27         0.69          0.44
Net realized and unrealized gains (losses) from investment
 activities                                                           (0.06)        0.05         0.34        (1.19)         0.41
Net increase (decrease) from operations                                0.22         0.29         0.61        (0.50)         0.85
Dividends from net investment income                                  (0.29)       (0.24)       (0.28)       (0.68)        (0.44)

NET ASSET VALUE, END OF PERIOD                                   $    11.46   $    11.53   $    11.48   $    11.15    $    12.33
--------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                             1.87%        2.56%        5.49%       (4.31)%        7.20%
--------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                $    7,684   $    9,583   $   12,281   $   15,508    $   19,529
Expenses to average net assets, net of fee waivers and expense
 reimbursements by manager                                             1.56%        1.56%        1.53%        1.47%         1.48%*
Expenses to average net assets, before fee waivers and expense
 reimbursements by manager                                             1.59%        1.61%        1.63%        1.58%         1.54%*
Net investment income to average net assets, net of fee waivers
 and expense reimbursements by manager                                 2.44%        2.03%        2.37%        5.63%         5.26%*
Net investment income to average net assets, before fee waivers
 and expense reimbursements by manager                                 2.41%        1.98%        2.27%        5.52%         5.20%*
Portfolio turnover                                                      221%         299%         294%         121%           82%

--------------------------------------------------------------------------------

UBS PACE SELECT ADVISORS TRUST

FINANCIAL HIGHLIGHTS
UBS PACE INTERMEDIATE FIXED INCOME INVESTMENTS (CONCLUDED)

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                                      CLASS Y
                                                     --------------------------------------------------------------------------
                                                                                                                    FOR THE
                                                                  FOR THE YEARS ENDED JULY 31,                    PERIOD ENDED
                                                     -------------------------------------------------------        JULY 31,
                                                        2005           2004           2003          2002^           2001(a)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $    11.52     $    11.47     $    11.14     $    12.33     $        12.16
Net investment income                                      0.37@          0.34           0.36           0.78               0.36
Net realized and unrealized gains (losses) from           (0.07)          0.04           0.34          (1.19)              0.17
  investment activities
Net increase (decrease) from operations                    0.30           0.38           0.70          (0.41)              0.53
Dividends from net investment income                      (0.37)         (0.33)         (0.37)         (0.78)             (0.36)

NET ASSET VALUE, END OF PERIOD                       $    11.45     $    11.52     $    11.47     $    11.14     $        12.33
-------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                 2.66%          3.34%          6.32%         (3.64)%             4.45%
-------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                    $    1,108     $    1,246     $    1,730     $    2,589     $        3,613
Expenses to average net assets, net of fee waivers
  and expense reimbursements by manager                    0.81%          0.81%          0.77%          0.71%              0.71%*
Expenses to average net assets, before fee waivers
  and expense reimbursements by manager                    0.86%          0.87%          0.89%          0.84%              0.79%*
Net investment income to average net assets, net
  of fee waivers and expense reimbursements by
  manager                                                  3.20%          2.79%          3.15%          6.39%              5.96%*
Net investment income to average net assets,
  before fee waivers and expense reimbursements by
  manager                                                  3.15%          2.73%          3.03%          6.26%              5.88%*
Portfolio turnover                                          221%           299%           294%           121%                82%

*    Annualized.

@    Calculated using the average month-end shares outstanding for the period.

^ Investment advisory functions for this Portfolio were transferred from Pacific Income Advisors, Inc. to Metropolitan West Asset Management, LLC on October 10, 2000. BlackRock Financial Management, Inc. assumed investment advisory functions on July 29, 2002.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable program fees; results would be lower if they were included. Total investment return for theperiod of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(a) For the period February 2, 2001 (commencement of issuance) through July 31, 2001.

--------------------------------------------------------------------------------
200

                                                                                      CLASS P
                                                     --------------------------------------------------------------------------
                                                                            FOR THE YEARS ENDED JULY 31,
                                                     --------------------------------------------------------------------------
                                                        2005           2004           2003          2002^            2001^
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $    11.52     $    11.47     $    11.14     $    12.33     $        11.82
Net investment income                                      0.37@          0.33           0.36           0.77               0.74
Net realized and unrealized gains (losses) from
  investment activities                                   (0.07)          0.05           0.34          (1.18)              0.56
Net increase (decrease) from operations                    0.30           0.38           0.70          (0.41)              1.30
Dividends from net investment income                      (0.37)         (0.33)         (0.37)         (0.78)             (0.79)

NET ASSET VALUE, END OF PERIOD                       $    11.45     $    11.52     $    11.47     $    11.14     $        12.33
-------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                 2.66%          3.36%          6.34%         (3.64)%            11.39%
-------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                    $  313,031     $  261,390     $  210,860     $  161,702     $      127,718
Expenses to average net assets, net of fee waivers
  and expense reimbursements by manager                    0.80%          0.80%          0.77%          0.70%              0.75%
Expenses to average net assets, before fee waivers
  and expense reimbursements by manager                    0.82%          0.84%          0.87%          0.82%              0.77%
Net investment income to average net assets, net
  of fee waivers and expense reimbursements by             3.22%          2.81%          3.10%          6.45%              6.07%
  manager
Net investment income to average net assets,               3.20%          2.77%          3.00%          6.33%              6.05%
  before fee waivers and expense reimbursements by          221%           299%           294%           121%                82%
  manager
Portfolio turnover

--------------------------------------------------------------------------------

UBS PACE SELECT ADVISORS TRUST

FINANCIAL HIGHLIGHTS
UBS PACE STRATEGIC FIXED INCOME INVESTMENTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                                      CLASS A
                                                     --------------------------------------------------------------------------
                                                                                                                    FOR THE
                                                                  FOR THE YEARS ENDED JULY 31,                    PERIOD ENDED
                                                     -------------------------------------------------------        JULY 31,
                                                        2005          2004**          2003           2002           2001(a)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $    13.88     $    13.44     $    13.16     $    12.91     $        12.53
Net investment income                                      0.45@          0.36@          0.57@          0.58@              0.47
Net realized and unrealized gains from investment
  activities                                               0.35           0.44           0.25           0.25               0.38
Net increase from operations                               0.80           0.80           0.82           0.83               0.85
Dividends from net investment income                      (0.46)         (0.36)         (0.54)         (0.58)             (0.47)
Distributions from net realized gains from investment
  activities                                              (0.33)            --             --             --                 --
Total dividends and distributions                         (0.79)         (0.36)         (0.54)         (0.58)             (0.47)

NET ASSET VALUE, END OF PERIOD                       $    13.89     $    13.88     $    13.44     $    13.16     $        12.91
-------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                 5.88%          6.00%          6.22%          6.55%              6.93%
-------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                    $   23,269     $   24,587     $   26,814     $   26,242     $       29,899
Expenses to average net assets, net of fee waivers
  and expense reimbursements by and recoupments to
  manager                                                  1.23%+         1.21%          1.21%          1.14%              1.14%~*
Expenses to average net assets, before fee waivers
  and expense reimbursements by manager                    1.23%          1.25%          1.25%          1.27%              1.21%~*
Net investment income to average net assets, net
  of fee waivers and expense reimbursements by and
  recoupments to manager                                   3.20%+         2.56%          4.13%          4.41%              5.52%*
Net investment income to average net assets, before
  fee waivers and expense reimbursements by manager        3.20%          2.52%          4.09%          4.28%              5.45%*
Portfolio turnover                                          147%           185%           357%           375%               519%

*    Annualized.

@    Calculated using the average month-end shares outstanding for the period.

+ The investment manager was reimbursed for expenses previously waived by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

~ Includes 0.03% of interest expense related to reverse repurchase agreements during the period ended July 31, 2001.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

** As of August 1, 2003, the Portfolio has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. These interim payments are reflected within net realized and unrealized gain (loss) from investment activities, however, prior to August 1, 2003, these interim payments were reflected within interest income (or as an offset to interest income) on the Statement of Operations. The effect of this change for the year ended July 31, 2004 was to increase net investment income per share by $0.02 on all share classes and decrease net realized and unrealized gain (loss) from investment activities per share by $0.02 on all share classes, and increase the ratio of net investment income by 0.16%, 0.15%, and 0.16% on Class A, Class B and Class C, respectively.

(a) For the period December 11, 2000 (commencement of issuance) through July 31, 2001.

(b)  For the period January 30, 2001 (reissuance of shares) through July 31,
     2001.

(c) For the period December 1, 2000 (commencement of issuance) through July 31, 2001.

--------------------------------------------------------------------------------
202

                                                                                      CLASS B
                                                     --------------------------------------------------------------------------
                                                                                                                    FOR THE
                                                                  FOR THE YEARS ENDED JULY 31,                    PERIOD ENDED
                                                     -------------------------------------------------------        JULY 31,
                                                        2005          2004**          2003           2002           2001(b)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $    13.88     $    13.44     $    13.15     $    12.91     $        12.66
Net investment income                                      0.33@          0.25@          0.48@          0.48@              0.30
Net realized and unrealized gains from investment
  activities                                               0.36           0.45           0.25           0.24               0.25
Net increase from operations                               0.69           0.70           0.73           0.72               0.55
Dividends from net investment income                      (0.36)         (0.26)         (0.44)         (0.48)             (0.30)
Distributions from net realized gains from investment
  activities                                              (0.33)            --             --             --                 --
Total dividends and distributions                         (0.69)         (0.26)         (0.44)         (0.48)             (0.30)

NET ASSET VALUE, END OF PERIOD                       $    13.88     $    13.88     $    13.44     $    13.15     $        12.91
-------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                 5.06%          5.22%          5.52%          5.66%              4.38%
-------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                    $    2,175     $    5,190     $   11,227     $   16,337     $       17,078
Expenses to average net assets, net of fee waivers
  and expense reimbursements by and recoupments to
  manager                                                  1.94%          1.94%          1.93%          1.90%              1.91%~*
Expenses to average net assets, before fee waivers
  and expense reimbursements by manager                    1.96%          1.95%          1.95%          1.93%              1.96%~*
Net investment income to average net assets, net
  of fee waivers and expense reimbursements by and
  recoupments to manager                                   2.45%          1.83%          3.49%          3.64%              4.73%*
Net investment income to average net assets, before
  feewaivers and expense reimbursements by manager         2.43%          1.82%          3.47%          3.61%              4.68%*
Portfolio turnover                                          147%           185%           357%           375%               519%

                                                                                      CLASS C
                                                     --------------------------------------------------------------------------
                                                                                                                    FOR THE
                                                                  FOR THE YEARS ENDED JULY 31,                    PERIOD ENDED
                                                     -------------------------------------------------------        JULY 31,
                                                        2005          2004**          2003           2002           2001(c)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $    13.88     $    13.44     $    13.16     $    12.91     $        12.43
Net investment income                                      0.38@          0.29@          0.50@          0.51@              0.43
Net realized and unrealized gains from investment
  activities                                               0.35           0.44           0.25           0.25               0.48
Net increase from operations                               0.73           0.73           0.75           0.76               0.91
Dividends from net investment income                      (0.39)         (0.29)         (0.47)         (0.51)             (0.43)
Distributions from net realized gains from investment
  activities                                              (0.33)            --             --             --                 --
Total dividends and distributions                         (0.72)         (0.29)         (0.47)         (0.51)             (0.43)

NET ASSET VALUE, END OF PERIOD                       $    13.89     $    13.88     $    13.44     $    13.16     $        12.91
-------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                 5.38%          5.49%          5.69%          6.01%              7.43%
-------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                    $    8,082     $    8,960     $   10,827     $   13,325     $       16,743
Expenses to average net assets, net of fee waivers
  and expense reimbursements by and recoupments to
  manager                                                  1.70%+         1.70%          1.70%          1.65%              1.65%~*
Expenses to average net assets, before fee waivers
  and expense reimbursements by manager                    1.70%          1.71%          1.72%          1.70%              1.71%~*
Net investment income to average net assets, net
  of fee waivers and expense reimbursements by and
  recoupments to manager                                   2.73%+         2.08%          3.67%          3.90%              5.00%*
Net investment income to average net assets, before
  feewaivers and expense reimbursements by manager         2.73%          2.07%          3.65%          3.85%              4.94%*
Portfolio turnover                                          147%           185%           357%           375%               519%

--------------------------------------------------------------------------------

UBS PACE SELECT ADVISORS TRUST

FINANCIAL HIGHLIGHTS
UBS PACE STRATEGIC FIXED INCOME INVESTMENTS (CONCLUDED)

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                                      CLASS Y
                                                     --------------------------------------------------------------------------
                                                                                                                    FOR THE
                                                                  FOR THE YEARS ENDED JULY 31,                    PERIOD ENDED
                                                     -------------------------------------------------------        JULY 31,
                                                        2005          2004**          2003           2002           2001(a)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $    13.87     $    13.43     $    13.16     $    12.91     $        12.77
Net investment income                                      0.51@          0.40@          0.61@          0.61@              0.36
Net realized and unrealized gains from investment          0.34           0.44           0.23           0.25               0.14
  activities
Net increase from operations                               0.85           0.84           0.84           0.86               0.50
Dividends from net investment income                      (0.51)         (0.40)         (0.57)         (0.61)             (0.36)
Distributions from net realized gains from investment     (0.33)            --             --             --                 --
  activities
Total dividends and distributions                         (0.84)         (0.40)         (0.57)         (0.61)             (0.36)

NET ASSET VALUE, END OF PERIOD                       $    13.88     $    13.87     $    13.43     $    13.16     $        12.91
-------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                 6.25%          6.27%          6.39%          6.80%              3.98%
-------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                    $      959     $      527     $      551     $      342     $          613
Expenses to average net assets, net of fee waivers
  and expense reimbursements by and recoupments to
  manager                                                  0.89%+         0.96%+         0.98%          0.89%              0.88%~~*
Expenses to average net assets, before fee waivers
  and expense reimbursements by manager                    0.89%          0.96%          0.98%          0.99%              0.97%~~*
Net investment income to average net assets, net
  of fee waivers and expense reimbursements by and
  recoupments to manager                                   3.58%+         2.81%+         4.19%          4.65%              5.74%*
Net investment income to average net assets, before
  fee waivers and expense reimbursements by manager        3.58%          2.81%          4.19%          4.55%              5.65%*
Portfolio turnover                                          147%           185%           357%           375%               519%

*    Annualized.

@    Calculated using the average month-end shares outstanding for the period.

+ The investment manager was reimbursed for expenses previously waived by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

~ Includes 0.06% of interest expense related to reverse repurchase agreements during the year ended July 31, 2001.

~~ Includes 0.03% of interest expense related to reverse repurchase agreements during the period ended July 31, 2001.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable program fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

** As of August 1, 2003, the Portfolio has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. These interim payments are reflected within net realized and unrealized gain (loss) from investment activities, however, prior to August 1, 2003, these interim payments were reflected within interest income (or as an offset to interest income) on the Statement of Operations. The effect of this change for the year ended July 31, 2004 was to increase net investment income per share by $0.02 on all share classes and decrease net realized and unrealized gain (loss) from investment activities per share by $0.02 on all share classes, and increase the ratio of net investment income by 0.16% and 0.17% on Class Y and Class P, respectively.

(a) For the period February 2, 2001 (commencement of issuance) through July 31, 2001.

--------------------------------------------------------------------------------
204

                                                                                      CLASS P
                                                     --------------------------------------------------------------------------
                                                                            FOR THE YEARS ENDED JULY 31,
                                                     --------------------------------------------------------------------------
                                                        2005          2004**          2003           2002             2001
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $    13.88     $    13.44     $    13.16     $    12.91     $        12.21
Net investment income                                      0.49@          0.42@          0.61@          0.61@              0.73
Net realized and unrealized gains from investment
  activities                                               0.34           0.42           0.25           0.26               0.78
Net increase from operations                               0.83           0.84           0.86           0.87               1.51
Dividends from net investment income                      (0.50)         (0.40)         (0.58)         (0.62)             (0.81)
Distributions from net realized gains from investment
  activities                                              (0.33)            --             --             --                 --
Total dividends and distributions                         (0.83)         (0.40)         (0.58)         (0.62)             (0.81)

NET ASSET VALUE, END OF PERIOD                       $    13.88     $    13.88     $    13.44     $    13.16     $        12.91
-------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                 6.13%          6.31%          6.54%          6.86%             12.74%
-------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                    $  429,250     $  347,091     $  252,219     $  241,140     $      210,444
Expenses to average net assets, net of fee waivers
  and expense reimbursements
  by and recoupments to manager                            0.93%          0.93%          0.90%          0.85%              0.91%~
Expenses to average net assets, before fee waivers
  and  expense reimbursements by manager                   0.98%          0.99%          1.00%          0.96%              0.93%~
Net investment income to average net assets, net
  of fee waivers and expense reimbursements by and
  recoupments to manager                                   3.51%          2.85%          4.44%          4.70%              6.09%
Net investment income to average net assets, before
  fee waivers and expense reimbursements by manager        3.46%          2.79%          4.34%          4.59%              6.07%
Portfolio turnover                                          147%           185%           357%           375%               519%

--------------------------------------------------------------------------------

UBS PACE SELECT ADVISORS TRUST

FINANCIAL HIGHLIGHTS
UBS PACE MUNICIPAL FIXED INCOME INVESTMENTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                                      CLASS A
                                                     --------------------------------------------------------------------------
                                                                                                                    FOR THE
                                                                  FOR THE YEARS ENDED JULY 31,                    PERIOD ENDED
                                                     -------------------------------------------------------        JULY 31,
                                                        2005           2004           2003           2002           2001(a)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $    12.56     $    12.56     $    12.70     $    12.52     $        12.43
Net investment income                                      0.40@          0.39           0.45           0.51               0.26
Net realized and unrealized gains (losses) from
  investment activities                                   (0.07)          0.00~         (0.14)          0.18               0.09
Net increase from operations                               0.33           0.39           0.31           0.69               0.35
Dividends from net investment income                      (0.40)         (0.39)         (0.45)         (0.51)             (0.26)

NET ASSET VALUE, END OF PERIOD                       $    12.49     $    12.56     $    12.56     $    12.70     $        12.52
-------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                 2.61%          3.09%          2.42%          5.62%              2.86%
-------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                    $  115,286     $  131,888     $  153,966     $  167,685     $      178,299
Expenses to average net assets, net of fee waivers
and expense reimbursements by manager                      0.96%          0.96%          0.93%          0.87%              0.88%*
Expenses to average net assets, before fee waivers
and expense reimbursements by manager                      1.03%          1.08%          1.06%          1.05%              1.01%*
Net investment income to average net assets, net of
fee waivers and expense reimbursements by manager          3.12%          3.03%          3.49%          4.01%              4.16%*
Net investment income to average net assets, before
fee waivers and expense reimbursements by manager          3.05%          2.91%          3.36%          3.83%              4.03%*
Portfolio turnover                                           35%            46%            42%            20%                68%

*    Annualized.

@    Calculated using the average month-end shares outstanding for the period.

~    Amount represents less than $0.005 per share.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder could pay on Portfolio distributions or the redemption of Portfolio shares.

(a) For the period January 23, 2001 (commencement of issuance) through July 31, 2001.

(b) For the period February 23, 2001 (commencement of issuance) through July 31, 2001.

(c) For the period December 4, 2000 (commencement of issuance) through July 31, 2001.

--------------------------------------------------------------------------------
206

                                                                                      CLASS B
                                                     --------------------------------------------------------------------------
                                                                                                                    FOR THE
                                                                  FOR THE YEARS ENDED JULY 31,                    PERIOD ENDED
                                                     -------------------------------------------------------        JULY 31,
                                                        2005           2004           2003           2002           2001(b)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $    12.56     $    12.56     $    12.70     $    12.52     $        12.42
Net investment income                                      0.30@          0.30           0.35           0.41               0.19
Net realized and unrealized gains (losses) from
  investment activities                                   (0.07)         (0.01)         (0.14)          0.18               0.10
Net increase from operations                               0.23           0.29           0.21           0.59               0.29
Dividends from net investment income                      (0.30)         (0.29)         (0.35)         (0.41)             (0.19)

NET ASSET VALUE, END OF PERIOD                       $    12.49     $    12.56     $    12.56     $    12.70     $        12.52
-------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                 1.82%          2.31%          1.65%          4.81%              2.32%
-------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                    $    2,665     $    4,861     $    7,870     $   10,949     $       14,518
Expenses to average net assets, net of fee waivers
and expense reimbursements
by manager                                                 1.71%          1.71%          1.68%          1.62%              1.63%*
Expenses to average net assets, before fee waivers
and expense reimbursements
by manager                                                 1.79%          1.83%          1.80%          1.80%              1.76%*
Net investment income to average net assets, net of
fee waivers and expense
reimbursements by manager                                  2.37%          2.28%          2.75%          3.26%              3.41%*
Net investment income to average net assets, before
fee waivers and expense
reimbursements by manager                                  2.29%          2.16%          2.63%          3.08%              3.28%*
Portfolio turnover                                           35%            46%            42%            20%                68%

                                                                                      CLASS C
                                                     --------------------------------------------------------------------------
                                                                                                                    FOR THE
                                                                  FOR THE YEARS ENDED JULY 31,                    PERIOD ENDED
                                                     -------------------------------------------------------        JULY 31,
                                                        2005           2004           2003           2002           2001(c)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $    12.56     $    12.56     $    12.70     $    12.52     $        12.19
Net investment income                                      0.33@          0.32           0.38           0.44               0.31
Net realized and unrealized gains (losses) from
  investment activities                                   (0.07)          0.00~         (0.14)          0.18               0.33
Net increase from operations                               0.26           0.32           0.24           0.62               0.64
Dividends from net investment income                      (0.33)         (0.32)         (0.38)         (0.44)             (0.31)

NET ASSET VALUE, END OF PERIOD                       $    12.49     $    12.56     $    12.56     $    12.70     $        12.52
-------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                 2.07%          2.56%          1.88%          5.07%              5.33%
-------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                    $   21,291      $  25,191       $ 28,882     $  30,776           $  32,075
Expenses to average net assets, net of fee waivers
  and expense reimbursements by manager                    1.48%          1.48%          1.45%          1.39%              1.40%*
Expenses to average net assets, before fee waivers
  and expense reimbursements by manager                    1.55%          1.59%          1.56%          1.57%              1.53%*
Net investment income to average net assets, net of
  fee waivers and expense reimbursements by manager        2.61%          2.51%          2.96%          3.50%              3.65%*
Net investment income to average net assets, before
  fee waivers and expense reimbursements by manager        2.54%          2.40%          2.85%          3.32%              3.52%*
Portfolio turnover                                           35%            46%            42%            20%                68%

--------------------------------------------------------------------------------

UBS PACE SELECT ADVISORS TRUST

FINANCIAL HIGHLIGHTS
UBS PACE MUNICIPAL FIXED INCOME INVESTMENTS (CONCLUDED)

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                                      CLASS Y
                                                     --------------------------------------------------------------------------
                                                                                                                    FOR THE
                                                                  FOR THE YEARS ENDED JULY 31,                    PERIOD ENDED
                                                     -------------------------------------------------------        JULY 31,
                                                        2005           2004           2003          2002^           2001(a)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $    12.56     $    12.56     $    12.70     $    12.52     $        12.42
Net investment income                                      0.42@          0.41           0.48           0.54               0.24
Net realized and unrealized gains (losses) from           (0.07)          0.00~         (0.14)          0.18               0.10
  investment activities
Net increase from operations                               0.35           0.41           0.34           0.72               0.34
Dividends from net investment income                      (0.42)         (0.41)         (0.48)         (0.54)             (0.24)

NET ASSET VALUE, END OF PERIOD                       $    12.49     $    12.56     $    12.56     $    12.70     $        12.52
-------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                 2.83%          3.29%          2.65%          5.87%              2.72%
-------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                    $      186     $      200     $      194     $      316     $          399
Expenses to average net assets, net of fee waivers
  and expense reimbursements by manager                    0.74%          0.74%          0.69%          0.63%              0.64%*
Expenses to average net assets, before fee waivers
  and expense reimbursements by manager                    0.85%          0.90%          0.85%          0.84%              0.83%*
Net investment income to average net assets, net of
  fee waivers and expense reimbursements by manager        3.35%          3.26%          3.73%          4.25%              4.40%*
Net investment income to average net assets, before
  fee waivers and expense reimbursements by manager        3.24%          3.10%          3.57%          4.04%              4.21%*
Portfolio turnover                                           35%            46%            42%            20%                68%

*    Annualized.

@    Calculated using the average month-end shares outstanding for the period.

~    Amount represents less than $0.005 per share.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable program fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder could pay on Portfolio distributions or the redemption of Portfolio shares.

(a) For the period February 23, 2001 (commencement of issuance) through July 31, 2001.

--------------------------------------------------------------------------------
208

                                                                                      CLASS P
                                                     --------------------------------------------------------------------------
                                                                            FOR THE YEARS ENDED JULY 31,
                                                     --------------------------------------------------------------------------
                                                        2005           2004           2003           2002             2001
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $    12.56     $    12.56     $    12.70     $    12.52     $        12.15
Net investment income                                      0.42@          0.41           0.47           0.54               0.55
Net realized and unrealized gains (losses) from
  investment activities                                   (0.07)          0.00~         (0.14)          0.18               0.42
Net increase from operations                               0.35           0.41           0.33           0.72               0.97
Dividends from net investment income                      (0.42)         (0.41)         (0.47)         (0.54)             (0.60)

NET ASSET VALUE, END OF PERIOD                       $    12.49     $    12.56     $    12.56     $    12.70     $        12.52
-------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                 2.81%          3.29%          2.64%          5.86%              8.20%
-------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                    $  111,908     $   94,445     $   69,938     $   61,739     $       49,110
Expenses to average net assets, net of fee waivers
  and expense reimbursements by manager                    0.76%          0.76%          0.72%          0.64%              0.76%
Expenses to average net assets, before fee waivers
  and expense reimbursements by manager                    0.82%          0.88%          0.84%          0.85%              0.82%
Net investment income to average net assets, net of
  fee waivers and expense reimbursements by manager        3.33%          3.24%          3.69%          4.24%              4.44%
Net investment income to average net assets, before
  fee waivers and expense reimbursements by manager        3.27%          3.12%          3.57%          4.03%              4.38%
Portfolio turnover                                           35%            46%            42%            20%                68%

--------------------------------------------------------------------------------

UBS PACE SELECT ADVISORS TRUST

FINANCIAL HIGHLIGHTS
UBS PACE GLOBAL FIXED INCOME INVESTMENTS

Selected Data for a Share of Beneficial Interest Outstanding Throughout Each Period is Presented Below:

                                                                                    CLASS A
                                                     ------------------------------------------------------------------------
                                                                                                                   FOR THE
                                                                   FOR THE YEARS ENDED JULY 31,                  PERIOD ENDED
                                                     -------------------------------------------------------       JULY 31,
                                                        2005           2004           2003           2002+         2001(a)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $    11.74     $    11.78     $    10.91     $    10.27     $      10.45
Net investment income                                      0.24@          0.22@          0.27@          0.35@            0.30
Net realized and unrealized gains (losses) from
  investment activities                                    0.52           0.70           0.92           0.67            (0.18)
Net increase (decrease) from operations                    0.76           0.92           1.19           1.02             0.12
Dividends from net investment income                      (0.72)         (0.96)         (0.32)            --               --
Distributions from net realized gains from
  investment activities                                   (0.02)            --             --             --               --
Distributions from paid in capital                           --             --             --          (0.38)           (0.30)
Total dividends and distributions                         (0.74)         (0.96)         (0.32)         (0.38)           (0.30)

NET ASSET VALUE, END OF PERIOD                       $    11.76     $    11.74     $    11.78     $    10.91     $      10.27
-----------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                 6.33%          7.76%         11.01%         10.20%            1.09%
-----------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                    $  144,325     $  159,669     $  176,124     $  177,870     $    190,838
Expenses to average net assets, net of fee waivers
  and expense reimbursements by manager                    1.37%#         1.36%          1.33%          1.24%            1.21%*
Expenses to average net assets, before fee waivers
  and expense reimbursements by manager                    1.41%#         1.45%          1.45%          1.42%            1.41%*
Net investment income to average net assets, net
  of fee waivers and expense reimbursements by
  manager                                                  1.98%#         1.83%          2.32%          3.40%            4.42%*
Net investment income to average net assets,
  before fee waivers and expense reimbursements by
  manager                                                  1.94%#         1.74%          2.20%          3.22%            4.22%*
Portfolio turnover                                          260%           244%           274%           328%             270%

*    Annualized.

@    Calculated using the average month-end shares outstanding for the period.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

# Includes 0.01% of interest expense related to the reverse repurchase agreement during the year ended July 31, 2005.

(a) For the period December 11, 2000 (commencement of issuance) through July 31, 2001.

(b) For the period February 5, 2001 (commencement of issuance) through July 31, 2001.

(c) For the period December 1, 2000 (commencement of issuance) through July 31, 2001.

+ As required, effective August 1, 2001, the UBS PACE Global Fixed Income Investments Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. The effect of this change for the year ended July 31, 2002 was to decrease net investment income per share by $0.03 on all share classes, increase net realized and unrealized gains from investment activities per share by $0.03 on all share classes, and decrease the ratio of net investment income to average net assets, net of fee waivers and expense reimbursements from 3.67% to 3.40% for Class A, from 2.91% to 2.65% for Class B and from 3.15% to 2.89% for Class C. Per share ratios and supplemental data for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.

--------------------------------------------------------------------------------
210

                                                                                     CLASS B
                                                     ------------------------------------------------------------------------
                                                                                                                   FOR THE
                                                                   FOR THE YEARS ENDED JULY 31,                  PERIOD ENDED
                                                     -------------------------------------------------------       JULY 31,
                                                        2005           2004           2003           2002+          2001(b)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $    11.76     $    11.80     $    10.93     $    10.28     $      10.81
Net investment income                                      0.15@          0.13@          0.18@          0.27@            0.18
Net realized and unrealized gains (losses) from
  investment activities                                    0.52           0.70           0.92           0.68            (0.54)
Net increase (decrease) from operations                    0.67           0.83           1.10           0.95            (0.36)
Dividends from net investment income                      (0.63)         (0.87)         (0.23)            --               --
Distributions from net realized gains from
  investment activities                                   (0.02)            --             --             --               --
Distributionsfrom paid in capital                            --             --             --          (0.30)           (0.17)
Total dividends and distributions                         (0.65)         (0.87)         (0.23)         (0.30)           (0.17)

NET ASSET VALUE, END OF PERIOD                       $    11.78     $    11.76     $    11.80     $    10.93     $      10.28
-----------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                 5.52%          6.94%         10.16%          9.44%           (3.34)%
-----------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                    $    1,450     $    1,907     $    2,233     $    1,863     $      2,381
Expenses to average net assets, net of fee waivers
  and expense reimbursements by manager                    2.12%#         2.11%          2.09%          2.01%            1.98%*
Expenses to average net assets, before fee waivers
  and expense reimbursements by manager                    2.17%#         2.21%          2.21%          2.29%            2.55%*
Net investment income to average net assets, net
  of fee waivers and expense reimbursements by
  manager                                                  1.22%#         1.08%          1.56%          2.65%            3.61%*
Net investment income to average net assets,
  before fee waivers and expense reimbursements by
  manager                                                  1.17%#         0.98%          1.44%          2.37%            3.04%*
Portfolio turnover                                          260%           244%           274%           328%             270%

                                                                                    CLASS C
                                                     ------------------------------------------------------------------------
                                                                                                                   FOR THE
                                                                  FOR THE YEARS ENDED  JULY 31,                  PERIOD ENDED
                                                     -------------------------------------------------------       JULY 31,
                                                        2005           2004          2003           2002+          2001(c)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $    11.74     $    11.78     $    10.91     $    10.27     $      10.38
Net investment income                                      0.18@          0.16@          0.21@          0.30@            0.26
Net realized and unrealized gains (losses) from
  investment activities                                    0.53           0.70           0.92           0.67            (0.11)
Net increase (decrease) from operations                    0.71           0.86           1.13           0.97             0.15
Dividends from net investment income                      (0.67)         (0.90)         (0.26)            --               --
Distributions from net realized gains from
  investment activities                                   (0.02)            --             --             --               --
Distributionsfrom paid in capital                            --             --             --          (0.33)           (0.26)
Total dividends and distributions                         (0.69)         (0.90)         (0.26)         (0.33)           (0.26)

NET ASSET VALUE, END OF PERIOD                       $    11.76     $    11.74     $    11.78     $    10.91     $      10.27
-----------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                 5.82%          7.24%         10.43%          9.63%            1.45%
-----------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                    $    8,736     $    8,754     $    9,633     $   13,025     $     13,632
Expenses to average net assets, net of fee waivers
  and expense reimbursements by manager                    1.86%#         1.85%          1.83%          1.76%            1.72%*
Expenses to average net assets, before fee waivers
  and expense reimbursements by manager                    1.92%#         1.93%          1.97%          1.90%            1.90%*
Net investment income to average net assets, net
  of fee waivers and expense reimbursements by
  manager                                                  1.50%#         1.34%          1.84%          2.89%            3.91%*
Net investment income to average net assets,
  before fee waivers and expense reimbursements by
  manager                                                  1.44%#         1.26%          1.70%          2.75%            3.73%*
Portfolio turnover                                          260%           244%           274%           328%             270%

--------------------------------------------------------------------------------

UBS PACE SELECT ADVISORS TRUST

FINANCIAL HIGHLIGHTS
UBS PACE GLOBAL FIXED INCOME INVESTMENTS (CONCLUDED)

Selected Data for a Share of Beneficial Interest Outstanding Throughout Each Period is Presented Below:

                                                                                     CLASS Y
                                                     ------------------------------------------------------------------------
                                                                                                                   FOR THE
                                                                   FOR THE YEARS ENDED JULY 31,                  PERIOD ENDED
                                                     -------------------------------------------------------       JULY 31,
                                                        2005           2004           2003           2002+          2001(b)
NET ASSET VALUE, BEGINNING OF PERIOD                 $    11.73     $    11.78     $    10.91     $    10.27     $      10.73
Net investment income                                      0.28@          0.26@          0.30@          0.36@            0.27
Net realized and unrealized gains (losses) from
  investment activities                                    0.52           0.69           0.92           0.69            (0.46)
Net increase (decrease) from operations                    0.80           0.95           1.22           1.05            (0.19)
Dividends from net investment income                      (0.76)         (1.00)         (0.35)            --               --
Distributions from net realized gains from
  investment activities                                   (0.02)            --             --             --               --
Distributions from paid in capital                           --             --             --          (0.41)           (0.27)
Total dividends and distributions                         (0.78)         (1.00)         (0.35)         (0.41)           (0.27)

NET ASSET VALUE, END OF PERIOD                       $    11.75     $    11.73     $    11.78     $    10.91     $      10.27
-----------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                 6.67%          8.01%         11.34%         10.49%           (1.76)%
-----------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                    $    9,285     $    9,673     $   12,429     $   10,360     $      4,825
Expenses to average net assets, net of fee waivers
  and expense reimbursements by and recoupments to
  manager                                                  1.06%~#       1.05%          1.04%          0.99%            0.95%*
Expenses to average net assets, before fee waivers
  and expense reimbursements by manager                    1.06%#         1.08%          1.09%          1.08%            1.08%*
Net investment income to average net assets, net
  of fee waivers and expense reimbursements by and
  recoupments to manager                                   2.30%~#       2.14%          2.61%          3.62%            4.69%*
Net investment income to average net assets,
  before fee waivers and expense reimbursements by
  manager                                                  2.30%#         2.11%          2.56%          3.53%            4.56%*
Portfolio turnover                                          260%           244%           274%           328%             270%

*    Annualized.

~ A portion of the investment advisory function for this Portfolio was transferred from Rogge Global Partners plc to Fischer Francis Trees & Watts, Inc. (and its affiliates) on October 10, 2000.

@    Calculated using the average month-end shares outstanding for the period.

~ The investment manager was reimbursed for expenses previously waived by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

# Includes 0.01% of interest expense related to the reverse repurchase agreement during the year ended July 31, 2005.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable program fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(a) For the period January 16, 2001 (commencement of issuance) through July 31, 2001.

^ As required, effective August 1, 2001, the UBS PACE Global Fixed Income Investments Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. The effect of this change for the year ended July 31, 2002 was to decrease net investment income per share by $0.03 on all share classes, increase net realized and unrealized gains from investment activities per share by $0.03 on all share classes, and decrease the ratio of net investment income to average net assets, net of fee waivers and expense reimbursements from 3.88% to 3.62% for Class Y and from 3.95% to 3.68% for Class P. Per share ratios and supplemental data for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.

--------------------------------------------------------------------------------
212

                                                                                     CLASS P
                                                     ------------------------------------------------------------------------
                                                                          FOR THE YEARS ENDED JULY 31,
                                                     ------------------------------------------------------------------------
                                                        2005           2004           2003           2002+          2001^
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $    11.74     $    11.78     $    10.91     $    10.27     $      10.68
Net investment income                                      0.27@          0.25@          0.30@          0.38@            0.43
Net realized and unrealized gains (losses) from
  investment activities                                    0.52           0.70           0.92           0.67            (0.35)
Net increase (decrease) from operations                    0.79           0.95           1.22           1.05             0.08
Dividends from net investment income                      (0.75)         (0.99)         (0.35)            --               --
Distributions from net realized gains from
  investment activities                                   (0.02)            --             --             --               --
Distributionsfrom paid in capital                            --             --             --          (0.41)           (0.49)
Total dividends and distributions                         (0.77)         (0.99)         (0.35)         (0.41)           (0.49)

NET ASSET VALUE, END OF PERIOD                       $    11.76     $    11.74     $    11.78     $    10.91     $      10.27
-----------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                 6.58%          8.02%         11.31%         10.52%            0.71%
-----------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                    $  274,572     $  203,450     $  139,300     $  114,790     $     94,085
Expenses to average net assets, net of fee waivers
  and expense reimbursements by and recoupments to
  manager                                                  1.14%#         1.13%          1.07%          0.95%            0.95%
Expenses to average net assets, before fee waivers
  and expense reimbursements by manager                    1.29%#         1.32%          1.30%          1.27%            1.17%
Net investment income to average net assets, net
  of fee waivers and expense reimbursements by and
  recoupments to manager                                   2.25%#         2.07%          2.57%          3.68%            4.23%
Net investment income to average net assets,
  before fee waivers and expense reimbursements by
  manager                                                  2.10%#         1.88%          2.34%          3.36%            4.01%
Portfolio turnover                                          260%           244%           274%           328%             270%

--------------------------------------------------------------------------------

UBS PACE SELECT ADVISORS TRUST

FINANCIAL HIGHLIGHTS
UBS PACE LARGE CO VALUE EQUITY INVESTMENTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                                      CLASS A
                                                     --------------------------------------------------------------------------
                                                                                                                    FOR THE
                                                                  FOR THE YEARS ENDED JULY 31,                    PERIOD ENDED
                                                     -------------------------------------------------------        JULY 31,
                                                        2005           2004           2003           2002           2001(a)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $    17.56     $    15.39     $    14.83     $    17.52     $        16.76
Net investment income (loss)                               0.22@          0.18           0.15           0.12               0.04
Net realized and unrealized gains (losses) from
  investment activities                                    3.06           2.13           0.55          (2.71)              0.72
Net increase (decrease) from operations                    3.28           2.31           0.70          (2.59)              0.76
Dividends from net investment income                      (0.20)         (0.14)         (0.14)         (0.10)                --

NET ASSET VALUE, END OF PERIOD                       $    20.64     $    17.56     $    15.39     $    14.83     $        17.52
-------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                18.78%         15.06%          4.82%        (14.85)%             4.53%
-------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                    $  306,916     $  305,359     $  296,936     $  325,252     $      447,486
Expenses to average net assets, net of fee waivers
  and expense reimbursements by and recoupments to
  manager                                                  1.15%~         1.21%          1.21%          1.14%              1.13%*
Expenses to average net assets, before fee waivers
  and expense reimbursements by manager                    1.27%          1.31%          1.33%          1.28%              1.25%*
Net investment income (loss) to average net
  assets, net of fee waivers and expense
  reimbursements by and recoupments to manager             1.16%~         0.98%          1.01%          0.71%              0.54%*
Net investment income (loss) to average net
  assets, before fee waivers and expense
  reimbursements by manager                                1.04%          0.88%          0.89%          0.57%              0.42%*
Portfolio turnover                                           74%            73%            72%            79%               148%

*    Annualized.

@    Calculated using the average month-end shares outstanding for the period.

~ The investment manager was reimbursed for expenses previously waived by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(a) For the period November 27, 2000 (commencement of issuance) through July 31, 2001.

--------------------------------------------------------------------------------
214

                                                                                      CLASS B
                                                     --------------------------------------------------------------------------
                                                                                                                    FOR THE
                                                                  FOR THE YEARS ENDED JULY 31,                    PERIOD ENDED
                                                     -------------------------------------------------------        JULY 31,
                                                        2005           2004           2003           2002           2001(a)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $    17.50     $    15.34     $    14.75     $    17.46     $        16.76
Net investment income (loss)                               0.07@          0.02           0.02          (0.02)             (0.02)
Net realized and unrealized gains (losses) from
  investment activities                                    3.05           2.14           0.57          (2.69)              0.72
Net increase (decrease) from operations                    3.12           2.16           0.59          (2.71)              0.70
Dividends from net investment income                         --             --             --             --                 --

NET ASSET VALUE, END OF PERIOD                       $    20.62     $    17.50     $    15.34     $    14.75     $        17.46
-------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                17.83%         14.08%          4.00%        (15.52)%             4.18%
-------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                    $    8,554     $   23,273     $   58,523     $   77,722     $      131,700
Expenses to average net assets, net of fee waivers
  and expense reimbursements by and recoupments to
  manager                                                  2.02%~         2.04%~         2.01%          1.92%              1.90%*
Expenses to average net assets, before fee waivers
  and expense reimbursements by manager                    2.13%          2.14%          2.13%          2.06%              2.04%*
Net investment income (loss) to average net
  assets, net of fee waivers and expense
  reimbursements by and recoupments to manager             0.36%~         0.16%~         0.21%         (0.07)%            (0.22)%*
Net investment income (loss) to average net
  assets, before fee waivers and expense
  reimbursements by manager                                0.25%          0.06%          0.09%         (0.21)%            (0.38)%*
Portfolio turnover                                           74%            73%            72%            79%               148%

                                                                                      CLASS C
                                                     --------------------------------------------------------------------------
                                                                                                                    FOR THE
                                                                  FOR THE YEARS ENDED JULY 31,                    PERIOD ENDED
                                                     -------------------------------------------------------        JULY 31,
                                                        2005           2004           2003           2002           2001(a)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $    17.50     $    15.34     $    14.75     $    17.46     $        16.76
Net investment income (loss)                               0.07@          0.03           0.03          (0.02)             (0.02)
Net realized and unrealized gains (losses) from
  investment activities                                    3.05           2.14           0.57          (2.69)              0.72
Net increase (decrease) from operations                    3.12           2.17           0.60          (2.71)              0.70
Dividends from net investment income                      (0.04)         (0.01)         (0.01)            --                 --

NET ASSET VALUE, END OF PERIOD                       $    20.58     $    17.50     $    15.34     $    14.75     $        17.46
-------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                17.87%         14.14%          4.04%        (15.52)%             4.18%
-------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                    $   40,113     $   41,701     $   46,437     $   52,912     $       76,977
Expenses to average net assets, net of fee waivers
  and expense reimbursements by and recoupments to
  manager                                                  1.94%~         2.00%~         2.00%          1.92%              1.89%*
Expenses to average net assets, before fee waivers
  and expense reimbursements by manager                    2.06%          2.10%          2.12%          2.06%              2.04%*
Net investment income (loss) to average net
  assets, net of fee waivers and expense
  reimbursements by and recoupments to manager             0.38%~         0.19%~         0.22%         (0.07)%            (0.21)%*
Net investment income (loss) to average net
  assets, before fee waivers and expense
  reimbursements by manager                                0.26%          0.09%          0.10%         (0.21)%            (0.38)%*
Portfolio turnover                                           74%            73%            72%            79%               148%

--------------------------------------------------------------------------------

UBS PACE SELECT ADVISORS TRUST

FINANCIAL HIGHLIGHTS
UBS PACE LARGE CO VALUE EQUITY INVESTMENTS (CONCLUDED)

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                                      CLASS Y
                                                     --------------------------------------------------------------------------
                                                                                                                    FOR THE
                                                                  FOR THE YEARS ENDED JULY 31,                    PERIOD ENDED
                                                     -------------------------------------------------------        JULY 31,
                                                        2005           2004           2003          2002            2001(a)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $    17.60     $    15.41     $    14.85     $    17.54     $        17.15
Net investment income                                      0.28@          0.24           0.20           0.16               0.06
Net realized and unrealized gains (losses) from
  investment activities                                    3.07           2.14           0.55          (2.71)              0.33
Net increase (decrease) from operations                    3.35           2.38           0.75          (2.55)              0.39
Dividends from net investment income                      (0.25)         (0.19)         (0.19)         (0.14)                --

NET ASSET VALUE, END OF PERIOD                       $    20.70     $    17.60     $    15.41     $    14.85     $        17.54
-------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                19.17%         15.49%          5.19%        (14.63)%             2.27%
-------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                    $   42,046     $   37,336     $   36,448     $   41,046     $       39,612
Expenses to average net assets, net of fee waivers
 and expense reimbursements by and recoupments to
 manager                                                   0.83%~         0.85%~         0.87%          0.84%              0.85%*
Expenses to average net assets, before fee waivers
  and expense reimbursements by manager                    0.95%          0.95%          0.97%          0.93%              0.93%*
Net investment income to average net assets, net of
  fee waivers and expense reimbursements by and
  recoupments to manager                                   1.48%~         1.33%~         1.35%          0.99%              0.80%*
Net investment income to average net assets, before
  fee waivers and expense reimbursements by manager        1.36%          1.23%          1.25%          0.90%              0.72%*
Portfolio turnover                                           74%            73%            72%            79%               148%

*    Annualized.

@    Calculated using the average month-end shares outstanding for the period.

^ Investment advisory functions for this Portfolio were transferred from Brinson Partners, Inc. to Institutional Capital Corp. and Westwood Management Corp. on July 1, 2000. SSgA Funds Management, Inc. assumed investment advisory functions with respect to a portion of the Portfolio on October 10, 2000.

~ The investment manager was reimbursed for expenses previously waived by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable program fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(a) For the period January 19, 2001 (commencement of issuance) through July 31, 2001.

--------------------------------------------------------------------------------
216

                                                                                      CLASS P
                                                     --------------------------------------------------------------------------
                                                                            FOR THE YEARS ENDED JULY 31,
                                                     --------------------------------------------------------------------------
                                                        2005           2004           2003           2002             2001^
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $    17.58     $    15.40     $    14.84     $    17.54     $        16.35
Net investment income                                      0.26@          0.19           0.17           0.15               0.17
Net realized and unrealized gains (losses) from
  investment activities                                    3.07           2.18           0.57          (2.71)              1.18
Net increase (decrease) from operations                    3.33           2.37           0.74          (2.56)              1.35
Dividends from net investment income                      (0.25)         (0.19)         (0.18)         (0.14)             (0.16)

NET ASSET VALUE, END OF PERIOD                       $    20.66     $    17.58     $    15.40     $    14.84     $        17.54
TOTAL INVESTMENT RETURN(1)                                19.03%         15.40%          5.09%        (14.68)%             8.32%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                    $  837,901     $  598,934     $  400,188     $  338,732     $      348,068
Expenses to average net assets, net of fee waivers
  and expense reimbursements by and recoupments to
  manager                                                  0.91%~         0.96%          0.97%          0.89%              0.88%
Expenses to average net assets, before fee waivers
  and expense reimbursements by manager                    1.03%          1.06%          1.07%          1.03%              0.94%
Net investment income to average net assets, net
  of fee waivers and expense reimbursements by and
  recoupments to manager                                   1.38%~         1.21%          1.24%          0.96%              0.99%
Net investment income to average net assets, before
 fee waivers and expense reimbursements by manager         1.26%          1.11%          1.14%          0.82%              0.93%
Portfolio turnover                                           74%            73%            72%            79%               148%

--------------------------------------------------------------------------------

UBS PACE SELECT ADVISORS TRUST

FINANCIAL HIGHLIGHTS
UBS PACE LARGE CO GROWTH EQUITY INVESTMENTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                                       CLASS A
                                                    -----------------------------------------------------------------------------
                                                                                                                       FOR THE
                                                                   FOR THE YEARS ENDED JULY 31,                     PERIOD ENDED
                                                    -----------------------------------------------------------        JULY 31,
                                                       2005             2004             2003+          2002           2001(a)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $    13.50       $    12.78       $    11.49     $    16.86     $       21.61
Net investment loss                                      (0.02)@          (0.07)@          (0.05)@        (0.08)@           (0.05)
Net realized and unrealized gains (losses) from
  investment activities                                   2.35             0.79             1.34          (5.29)            (4.70)
Net increase (decrease) from operations                   2.33             0.72             1.29          (5.37)            (4.75)

NET ASSET VALUE, END OF PERIOD                      $    15.83       $    13.50       $    12.78     $    11.49     $       16.86
---------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                               17.26%            5.63%           11.23%        (31.85)%          (21.98)%
---------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                   $   95,264       $   98,710       $  109,326     $  115,625     $     208,102
Expenses to average net assets, net of fee waivers
  and expense reimbursements by and recoupments to
  manager                                                 1.28%~           1.30%~           1.25%          1.14%             1.11%*
Expenses to average net assets, before fee waivers
  and expense reimbursements by manager                   1.32%            1.36%            1.40%          1.31%             1.25%*
Net investment loss to average net assets, net of
  fee waivers and expense reimbursements by and
  recoupments to manager                                 (0.11)%~         (0.48)%~         (0.46)%        (0.52)%           (0.54)%*
Net investment loss to average net assets, before
  fee waiver and expense reimbursements by manager       (0.15)%          (0.54)%          (0.61)%        (0.69)%           (0.68)%*
Portfolio turnover                                          79%              82%             107%            57%               64%

*    Annualized.

+ A portion of the investment advisory function for this Portfolio was transferred from Alliance Capital Management L.P. to GE Asset Management, Inc. and Marsico Capital Management, LLC on September 16, 2002. SSgA Funds Management, Inc. continues to provide a portion of the investment advisory function.

@    Calculated using the average month-end shares outstanding for the period.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(a) For the period November 27, 2000 (commencement of issuance) through July 31, 2001.

~ The investment manager was reimbursed for expenses previously waived by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

--------------------------------------------------------------------------------
218

                                                                                       CLASS B
                                                    -----------------------------------------------------------------------------
                                                                                                                       FOR THE
                                                                   FOR THE YEARS ENDED JULY 31,                     PERIOD ENDED
                                                    -----------------------------------------------------------        JULY 31,
                                                       2005              2004            2003+          2002           2001(a)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $    13.12       $    12.53       $    11.36     $    16.80     $       21.61
Net investment loss                                      (0.13)@          (0.18)@          (0.15)@        (0.19)@           (0.15)
Net realized and unrealized gains (losses) from
  investment activities                                   2.26             0.77             1.32          (5.25)            (4.66)
Net increase (decrease) from operations                   2.13             0.59             1.17          (5.44)            (4.81)

NET ASSET VALUE, END OF PERIOD                      $    15.25       $    13.12       $    12.53     $    11.36     $       16.80
---------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                               16.24%            4.71%           10.30%        (32.38)%          (22.26)%
---------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                   $    3,185       $    6,038       $   10,503     $   12,853     $      29,814
Expenses to average net assets, net of fee waivers
  and expense reimbursements by and recoupments to
  manager                                                 2.16%            2.16%            2.09%          1.94%             1.88%*
Expenses to average net assets, before fee waivers
  and expense reimbursements by manager                   2.27%            2.27%            2.31%          2.20%             2.09%*
Net investment loss to average net assets, net of
  fee waivers and expense reimbursements by and
  recoupments to manager                                 (0.98)%          (1.35)%          (1.29)%        (1.32)%           (1.32)%*
Net investment loss to average net assets, before
  fee waiver and expense reimbursements by manager       (1.09)%          (1.46)%          (1.51)%        (1.58)%           (1.53)%*
Portfolio turnover                                          79%              82%             107%            57%               64%

                                                                                       CLASS C
                                                    -----------------------------------------------------------------------------
                                                                                                                       FOR THE
                                                                   FOR THE YEARS ENDED JULY 31,                     PERIOD ENDED
                                                    -----------------------------------------------------------        JULY 31,
                                                       2005              2004            2003+          2002           2001(a)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $    13.14       $    12.54       $    11.36     $    16.81     $       21.61
Net investment loss                                      (0.13)@          (0.17)@          (0.14)@        (0.19)@           (0.14)
Net realized and unrealized gains (losses) from
  investment activities                                   2.26             0.77             1.32          (5.26)            (4.66)
Net increase (decrease) from operations                   2.13             0.60             1.18          (5.45)            (4.80)

NET ASSET VALUE, END OF PERIOD                      $    15.27       $    13.14       $    12.54     $    11.36     $       16.81
---------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                               16.21%            4.78%           10.39%        (32.42)%          (22.21)%
---------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                   $    9,944       $   11,152       $   12,598     $   13,845     $      25,005
Expenses to average net assets, net of fee waivers
  and expense reimbursements by and recoupments to
  manager                                                 2.11%~           2.11%            2.05%          1.92%             1.87%*
Expenses to average net assets, before fee waivers
  and expense reimbursements by manager                   2.15%            2.19%            2.24%          2.15%             2.07%*
Net investment loss to average net assets, net of
  fee waivers and expense reimbursements by and
  recoupments to manager                                 (0.94)%~         (1.29)%          (1.26)%        (1.29)%           (1.31)%*
Net investment loss to average net assets, before
  fee waiver and expense reimbursements by manager       (0.98)%          (1.37)%          (1.45)%        (1.52)%           (1.51)%*
Portfolio turnover                                          79%              82%             107%            57%               64%

--------------------------------------------------------------------------------

UBS PACE SELECT ADVISORS TRUST

FINANCIAL HIGHLIGHTS
UBS PACE LARGE CO GROWTH EQUITY INVESTMENTS (CONCLUDED)

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                                       CLASS Y
                                                    -----------------------------------------------------------------------------
                                                                                                                       FOR THE
                                                                   FOR THE YEARS ENDED JULY 31,                     PERIOD ENDED
                                                    -----------------------------------------------------------        JULY 31,
                                                       2005              2004           2003++          2002           2001(a)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $    13.67       $     12.88      $    11.54     $    16.88     $       20.02
Net investment income (loss)                              0.04@            (0.01)@         (0.01)@        (0.03)@           (0.02)
Net realized and unrealized gains (losses) from
  investment activities                                   2.38              0.80            1.35          (5.31)            (3.12)
Net increase (decrease) from operations                   2.42              0.79            1.34          (5.34)            (3.14)
Distributions from net realized gains from
  investment activities                                     --                --              --             --                --

NET ASSET VALUE, END OF PERIOD                      $    16.09       $     13.67      $    12.88     $    11.54     $       16.88
---------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                               17.70%             6.13%          11.61%        (31.64)%          (15.63)%
---------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                   $   25,014       $    22,647      $   23,829     $   20,990     $      29,634
Expenses to average net assets, net of fee waivers
  and expense reimbursements by and recoupments to
  manager                                                 0.85%             0.89%           0.90%          0.85%             0.85%*
Expenses to average net assets, before fee waivers
  and expense reimbursements by manager                   0.90%             0.93%           0.98%          0.95%             0.91%*
Net investment income (loss) to average net assets,
  net of fee waivers and expense
  reimbursements by and recoupments to manager            0.30%            (0.07)%         (0.11)%        (0.23)%           (0.27)%*
Net investment income (loss) to average net assets,
  before fee waiver and expense reimbursements by
  manager                                                 0.25%            (0.11)%         (0.19)%        (0.33)%           (0.33)%*
Portfolio turnover                                          79%               82%            107%            57%               64%

*    Annualized.

+ A portion of the investment advisory function for this Portfolio was transferred from Alliance Capital Management L.P. to SSgA Funds Management, Inc. on October 10, 2000.

++ A portion of the investment advisory function for this Portfolio was transferred from Alliance Capital Management L.P. to GE Asset Management, Inc. and Marsico Capital Management, LLC on September 16, 2002. SSgA Funds Management, Inc. continues to provide a portion of the investment advisory function.

@    Calculated using the average month-end shares outstanding for the period.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable program fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(a) For the period February 15, 2001 (commencement of issuance) through July 31, 2001.

~ The investment manager was reimbursed for expenses previously waived by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

--------------------------------------------------------------------------------
220

                                                                                       CLASS P
                                                    -----------------------------------------------------------------------------
                                                                             FOR THE YEARS ENDED JULY 31,
                                                    -----------------------------------------------------------------------------
                                                       2005              2004           2003++          2002            2001++
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $    13.62       $     12.85      $    11.53     $    16.88     $       29.70
Net investment income (loss)                              0.03@            (0.02)@         (0.03)@        (0.04)@           (0.07)
Net realized and unrealized gains (losses) from
  investment activities                                   2.37              0.79            1.35          (5.31)            (9.42)
Net increase (decrease) from operations                   2.40              0.77            1.32          (5.35)            (9.49)
Distributions from net realized gains from
  investment activities                                     --                --              --             --             (3.33)

NET ASSET VALUE, END OF PERIOD                      $    16.02       $     13.62      $    12.85     $    11.53     $       16.88
---------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                               17.62%             5.99%          11.45%        (31.69)%          (34.17)%
---------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                   $  780,687       $   546,373      $  389,805     $  299,959     $     333,003
Expenses to average net assets, net of fee waivers
  and expense reimbursements by and recoupments to
  manager                                                 0.97%~            1.00%           1.01%          0.91%             0.89%
Expenses to average net assets, before fee waivers
  and expense reimbursements by manager                   1.01%             1.05%           1.10%          1.05%             0.94%
Net investment income (loss) to average net assets,
  net of fee waivers and expense
  reimbursements by and recoupments to manager            0.18%~           (0.18)%         (0.22)%        (0.28)%           (0.36)%
Net investment income (loss) to average net assets,
  before fee waiver and expense reimbursements by
  manager                                                 0.14%            (0.23)%         (0.31)%        (0.42)%           (0.41)%
Portfolio turnover                                          79%               82%            107%            57%               64%

--------------------------------------------------------------------------------

UBS PACE SELECT ADVISORS TRUST

FINANCIAL HIGHLIGHTS
UBS PACE SMALL/MEDIUM CO VALUE EQUITY INVESTMENTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                                       CLASS A
                                                    -----------------------------------------------------------------------------
                                                                                                                       FOR THE
                                                                   FOR THE YEARS ENDED JULY 31,                     PERIOD ENDED
                                                    -----------------------------------------------------------        JULY 31,
                                                       2005              2004            2003           2002           2001(a)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $    19.63       $     16.49      $    16.10     $    17.00     $       13.91
Net investment income (loss)                             (0.05)@           (0.07)@         (0.04)@        (0.05)             0.03
Net realized and unrealized gains (losses) from
  investment activities                                   4.27              3.21            1.57          (0.79)             3.06
Net increase (decrease) from operations                   4.22              3.14            1.53          (0.84)             3.09
Dividends from net investment income                        --                --              --          (0.04)               --
Distributions from net realized gains from
  investment activities                                  (2.05)               --           (1.14)         (0.02)               --
Total dividends and distributions                        (2.05)               --           (1.14)         (0.06)               --

NET ASSET VALUE, END OF PERIOD                      $    21.80       $     19.63      $    16.49     $    16.10     $       17.00
---------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                               22.35%            19.04%          10.88%         (4.95)%           22.21%
---------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                   $   55,299       $    50,786      $   44,758     $   44,464     $      46,241
Expenses to average net assets, net of fee waivers
  and expense reimbursements by and recoupments to
  manager                                                 1.33%~            1.36%~          1.36%          1.30%             1.26%*
Expenses to average net assets, before fee waivers
  and expense reimbursements by manager                   1.33%             1.36%           1.40%          1.32%             1.28%*
Net investment income (loss) to average net assets,
  net of fee waivers and expense reimbursements by
  and recoupments to manager                             (0.27)%~          (0.38)%~        (0.27)%        (0.19)%            0.41%*
Net investment income (loss) to average net assets,
  before fee waivers and expense reimbursements by
  manager                                                (0.27)%           (0.38)%         (0.31)%        (0.21)%            0.39%*
Portfolio turnover                                          55%               36%             32%            44%               72%

*    Annualized.

@    Calculated using the average month-end shares outstanding for the period.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(a) For the period November 27, 2000 (commencement of issuance) through July 31, 2001.

(b) For the period November 28, 2000 (commencement of issuance) through July 31, 2001.

~ The investment manager was reimbursed for expenses previously waived by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

--------------------------------------------------------------------------------
222

                                                                                       CLASS B
                                                    -----------------------------------------------------------------------------
                                                                                                                       FOR THE
                                                                   FOR THE YEARS ENDED JULY 31,                     PERIOD ENDED
                                                    -----------------------------------------------------------        JULY 31,
                                                       2005              2004            2003           2002           2001(b)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $    19.12       $     16.19      $    15.95     $    16.94     $       13.86
Net investment income (loss)                             (0.21)@           (0.21)@         (0.16)@        (0.16)            (0.03)
Net realized and unrealized gains (losses) from
  investment activities                                   4.14              3.14            1.54          (0.81)             3.11
Net increase (decrease) from operations                   3.93              2.93            1.38          (0.97)             3.08
Dividends from net investment income                        --                --              --             --                --
Distributions from net realized gains from
  investment activities                                  (2.05)               --           (1.14)         (0.02)               --
Total dividends and distributions                        (2.05)               --           (1.14)         (0.02)               --

NET ASSET VALUE, END OF PERIOD                      $    21.00       $     19.12      $    16.19     $    15.95     $       16.94
---------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                               21.38%            18.10%          10.00%         (5.72)%           22.22%
---------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                   $    4,373       $     6,683      $   10,877     $   12,953     $      12,811
Expenses to average net assets, net of fee waivers
  and expense reimbursements by and recoupments to
  manager                                                 2.14%~            2.16%~          2.17%          2.09%             2.03%*
Expenses to average net assets, before fee waivers
  and expense reimbursements by manager                   2.14%             2.16%           2.20%          2.11%             2.05%*
Net investment income (loss) to average net assets,
  net of fee waivers and expense reimbursements by
  and recoupments to manager                             (1.09)%~          (1.19)%~        (1.08)%        (0.98)%           (0.37)%*
Net investment income (loss) to average net assets,
  before fee waivers and expense reimbursements by
  manager                                                (1.09)%           (1.19)%         (1.11)%        (1.00)%           (0.39)%*
Portfolio turnover                                          55%               36%             32%            44%               72%

                                                                                       CLASS C
                                                    -----------------------------------------------------------------------------
                                                                                                                       FOR THE
                                                                   FOR THE YEARS ENDED JULY 31,                     PERIOD ENDED
                                                    -----------------------------------------------------------        JULY 31,
                                                       2005              2004            2003           2002           2001(a)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $    19.13       $     16.19      $    15.95     $    16.94     $       13.91
Net investment income (loss)                             (0.20)@           (0.21)@         (0.15)@        (0.17)            (0.03)
Net realized and unrealized gains (losses) from
  investment activities                                   4.15              3.15            1.53          (0.80)             3.06
Net increase (decrease) from operations                   3.95              2.94            1.38          (0.97)             3.03
Dividends from net investment income                        --                --              --             --                --
Distributions from net realized gains from
  investment activities                                  (2.05)               --           (1.14)         (0.02)               --
Total dividends and distributions                        (2.05)               --           (1.14)         (0.02)               --

NET ASSET VALUE, END OF PERIOD                      $    21.03       $     19.13      $    16.19     $    15.95     $       16.94
---------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                               21.48%            18.16%          10.00%         (5.72)%           21.78%
---------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                   $   14,515       $    13,548      $   12,759     $   13,450     $      13,741
Expenses to average net assets, net of fee waivers
  and expense reimbursements by and recoupments to
  manager                                                 2.08%~            2.13%~          2.16%          2.09%             2.02%*
Expenses to average net assets, before fee waivers
  and expense reimbursements by manager                   2.08%             2.13%           2.19%          2.10%             2.06%*
Net investment income (loss) to average net assets,
  net of fee waivers and expense reimbursements by
  and recoupments to manager                             (1.03)%~          (1.15)%~        (1.07)%        (0.98)%           (0.36)%*
Net investment income (loss) to average net assets,
  before fee waivers and expense reimbursements by
  manager                                                (1.03)%           (1.15)%         (1.10)%        (0.99)%           (0.40)%*
Portfolio turnover                                          55%               36%             32%            44%               72%

--------------------------------------------------------------------------------

UBS PACE SELECT ADVISORS TRUST

FINANCIAL HIGHLIGHTS
UBS PACE SMALL/MEDIUM CO VALUE EQUITY INVESTMENTS (CONCLUDED)

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                                       CLASS Y
                                                    -----------------------------------------------------------------------------
                                                                                                                       FOR THE
                                                                   FOR THE YEARS ENDED JULY 31,                     PERIOD ENDED
                                                    -----------------------------------------------------------        JULY 31,
                                                       2005              2004            2003           2002           2001(a)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $    19.78       $     16.56      $    16.13     $    17.02     $       13.69
Net investment income (loss)                              0.02@            (0.01)@         (0.01)@         0.01              0.05
Net realized and unrealized gains (losses) from
  investment activities                                   4.32              3.23            1.58          (0.81)             3.28
Net increase (decrease) from operations                   4.34              3.22            1.57          (0.80)             3.33
Dividends from net investment income                        --                --              --          (0.07)               --
Distributions from net realized gains from
  investment activities                                  (2.05)               --           (1.14)         (0.02)               --
Total dividends and distributions                        (2.05)               --           (1.14)         (0.09)               --

NET ASSET VALUE, END OF PERIOD                      $    22.07       $     19.78      $    16.56     $    16.13     $       17.02
---------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                               22.82%            19.44%          11.12%         (4.73)%           24.32%
---------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                   $    4,994       $     3,754      $    1,813     $    1,481     $       1,699
Expenses to average net assets, net of fee waivers
  and expense reimbursements by and recoupments to
  manager                                                 0.98%~            1.04%~          1.14%          1.06%             1.00%*
Expenses to average net assets, before fee waivers
  and expense reimbursements by manager                   0.98%             1.04%           1.16%          1.08%             1.03%*
Net investment income (loss) to average net assets,
  net of fee waivers and expense reimbursements by
  and recoupments to manager                              0.08%~           (0.05)%~        (0.05)%         0.07%             0.67%*
Net investment income (loss) to average net assets,
  before fee waivers and expense reimbursements by
  manager                                                 0.08%            (0.05)%         (0.07)%         0.05%             0.64%*
Portfolio turnover                                          55%               36%             32%            44%               72%

*    Annualized.

@    Calculated using the average month-end shares outstanding for the period.

^ Prior to October 4, 1999, Brandywine Asset Management, Inc. ("Brandywine") served as investment advisor. From October 4, 1999 to October 9, 2000, Brandywine and Ariel Capital Management, Inc. ("Ariel") served as investment advisors. On October 10, 2000, ICM Asset Management, Inc. joined Ariel as an investment advisor, replacing Brandywine.

+    Amount represents less than $0.005 per share.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable program fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(a) For the period December 20, 2000 (commencement of issuance) through July 31, 2001.

~ The investment manager was reimbursed for expenses previously waived by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

--------------------------------------------------------------------------------
224

                                                                                       CLASS P
                                                    -----------------------------------------------------------------------------
                                                                             FOR THE YEARS ENDED JULY 31,
                                                    -----------------------------------------------------------------------------
                                                       2005              2004            2003           2002            2001^
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $    19.78       $     16.58      $    16.14     $    17.02     $       13.33
Net investment income (loss)                             (0.02)@           (0.03)@         (0.00)+@        0.02              0.14
Net realized and unrealized gains (losses) from
  investment activities                                   4.31              3.23            1.58          (0.81)             3.71
Net increase (decrease) from operations                   4.29              3.20            1.58          (0.79)             3.85
Dividends from net investment income                        --                --              --          (0.07)            (0.16)
Distributions from net realized gains from
  investment activities                                  (2.05)               --           (1.14)         (0.02)               --
Total dividends and distributions                        (2.05)               --           (1.14)         (0.09)            (0.16)

NET ASSET VALUE, END OF PERIOD                      $    22.02       $     19.78      $    16.58     $    16.14     $       17.02
---------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                               22.55%            19.30%          11.18%         (4.67)%           29.20%
---------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                   $  366,083       $   277,254      $  204,028     $  179,315     $     224,026
Expenses to average net assets, net of fee waivers
  and expense reimbursements by and recoupments to
  manager                                                 1.16%             1.16%           1.11%          0.99%             0.97%
Expenses to average net assets, before fee waivers
  and expense reimbursements by manager                   1.17%             1.20%           1.25%          1.10%             0.99%
Net investment income (loss) to average net assets,
  net of fee waivers and expense reimbursements by
  and recoupments to manager                             (0.10)%           (0.17)%         (0.01)%         0.12%             0.98%
Net investment income (loss) to average net assets,
  before fee waivers and expense reimbursements by
  manager                                                (0.11)%           (0.21)%         (0.15)%         0.01%             0.96%
Portfolio turnover                                          55%               36%             32%            44%               72%

--------------------------------------------------------------------------------

UBS PACE SELECT ADVISORS TRUST

FINANCIAL HIGHLIGHTS
UBS PACE SMALL/MEDIUM CO GROWTH EQUITY INVESTMENTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                                       CLASS A
                                                    -----------------------------------------------------------------------------
                                                                                                                       FOR THE
                                                                   FOR THE YEARS ENDED JULY 31,                     PERIOD ENDED
                                                    -----------------------------------------------------------        JULY 31,
                                                       2005              2004            2003           2002           2001(a)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $    14.08       $     13.08      $    10.84     $    13.65     $       17.19
Net investment loss                                      (0.14)@           (0.13)@         (0.10)@        (0.11)@           (0.04)
Net realized and unrealized gains (losses) from
  investment activities                                   3.64              1.13            2.34          (2.70)            (3.50)
Net increase (decrease) from operations                   3.50              1.00            2.24          (2.81)            (3.54)
Distributions from net realized gains from
  investment activities                                  (0.06)               --              --             --                --

NET ASSET VALUE, END OF PERIOD                      $    17.52       $     14.08      $    13.08     $    10.84     $       13.65
---------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                               24.91%             7.65%          20.66%        (20.59)%          (20.59)%
---------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                   $   60,328       $    60,239      $   63,435     $   61,535     $      89,283
Expenses to average net assets, net of fee waivers
  and expense reimbursements by and recoupments to
  manager                                                 1.33%~            1.37%~          1.38%          1.30%             1.21%*
Expenses to average net assets, before fee waivers
  and expense reimbursements by manager                   1.33%             1.37%           1.41%          1.34%             1.29%*
Net investment loss to average net assets, net of
  fee waivers and expense reimbursements by and
  recoupments to manager                                 (0.92)%~          (0.88)%~        (0.87)%        (0.88)%           (0.56)%*
Net investment loss to average net assets, before
  fee waivers and expense reimbursements by manager     (0.92)%           (0.88)%         (0.90)%        (0.92)%           (0.64)%*
Portfolio turnover                                          60%               85%             50%            48%               68%

*    Annualized.

@    Calculated using the average month-end shares outstanding for the period.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

~ The investment manager was reimbursed for expenses previously waived by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

(a) For the period November 27, 2000 (commencement of issuance) through July 31, 2001.

--------------------------------------------------------------------------------
226

                                                                                       CLASS B
                                                    -----------------------------------------------------------------------------
                                                                                                                       FOR THE
                                                                   FOR THE YEARS ENDED JULY 31,                     PERIOD ENDED
                                                    -----------------------------------------------------------        JULY 31,
                                                       2005              2004            2003           2002           2001(a)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $    13.68       $     12.82      $    10.71     $    13.60     $       17.19
Net investment loss                                      (0.28)@           (0.24)@         (0.19)@        (0.20)@           (0.09)
Net realized and unrealized gains (losses) from
  investment activities                                   3.52              1.10            2.30          (2.69)            (3.50)
Net increase (decrease) from operations                   3.24              0.86            2.11          (2.89)            (3.59)
Distributions from net realized gains from
  investment activities                                  (0.06)               --              --             --                --

NET ASSET VALUE, END OF PERIOD                      $    16.86       $     13.68      $    12.82     $    10.71     $       13.60
---------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                               23.73%             6.71%          19.70%        (21.25)%          (20.88)%
---------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                   $    1,915       $     2,836      $    5,334     $    6,795     $      16,620
Expenses to average net assets, net of fee waivers
  and expense reimbursements by and recoupments to
  manager                                                 2.27%             2.23%           2.24%          2.08%             1.98%*
Expenses to average net assets, before fee waivers
  and expense reimbursements by manager                   2.28%             2.24%           2.30%          2.22%             2.12%*
Net investment loss to average net assets, net of
  fee waivers and expense  reimbursements by and
  recoupments to manager                                 (1.85)%           (1.74)%         (1.72)%        (1.63)%           (1.24)%*
Net investment loss to average net assets, before
  fee waivers and expense  reimbursements by manager     (1.86)%           (1.75)%         (1.78)%        (1.77)%           (1.38)%*
Portfolio turnover                                          60%               85%             50%            48%               68%

                                                                                       CLASS C
                                                    -----------------------------------------------------------------------------
                                                                                                                       FOR THE
                                                                   FOR THE YEARS ENDED JULY 31,                     PERIOD ENDED
                                                    -----------------------------------------------------------        JULY 31,
                                                       2005              2004            2003           2002           2001(a)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $    13.70       $     12.83      $    10.71     $    13.60     $       17.19
Net investment loss                                      (0.26)@           (0.24)@         (0.18)@        (0.21)@           (0.09)
Net realized and unrealized gains (losses) from
  investment activities                                   3.52              1.11            2.30          (2.68)            (3.50)
Net increase (decrease) from operations                   3.26              0.87            2.12          (2.89)            (3.59)
Distributions from net realized gains from
  investment activities                                  (0.06)               --              --             --                --

NET ASSET VALUE, END OF PERIOD                      $    16.90       $     13.70      $    12.83     $    10.71     $       13.60
---------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                               23.84%             6.78%          19.79%        (21.25)%          (20.88)%
---------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                   $    8,337       $     8,850      $    9,459     $    9,380     $      13,654
Expenses to average net assets, net of fee waivers
  and expense reimbursements by and recoupments to
  manager                                                 2.15%~            2.16%~          2.18%          2.08%             1.97%*
Expenses to average net assets, before fee waivers
  and expense reimbursements by manager                   2.15%             2.16%           2.22%          2.14%             2.09%*
Net investment loss to average net assets, net of
  fee waivers and expense  reimbursements by and
  recoupments to manager                                 (1.74)%~          (1.68)%~        (1.67)%        (1.65)%           (1.24)%*
Net investment loss to average net assets, before
  fee waivers and expense  reimbursements by manager     (1.74)%           (1.68)%         (1.71)%        (1.71)%           (1.36)%*
Portfolio turnover                                          60%               85%             50%            48%               68%

--------------------------------------------------------------------------------

UBS PACE SELECT ADVISORS TRUST

FINANCIAL HIGHLIGHTS
UBS PACE SMALL/MEDIUM CO GROWTH EQUITY INVESTMENTS (CONCLUDED)

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                                       CLASS Y
                                                    -----------------------------------------------------------------------------
                                                                                                                       FOR THE
                                                                   FOR THE YEARS ENDED JULY 31,                     PERIOD ENDED
                                                    -----------------------------------------------------------        JULY 31,
                                                       2005              2004            2003           2002           2001(a)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $    14.21       $     13.15      $    10.87     $    13.68     $       14.93
Net investment loss                                      (0.09)@           (0.07)@         (0.08)@        (0.02)@           (0.02)
Net realized and unrealized gains (losses) from
  investment activities                                   3.68              1.13            2.36          (2.79)            (1.23)
Net increase (decrease) from operations                   3.59              1.06            2.28          (2.81)            (1.25)
Distributions from net realized gains from
  investment activities                                  (0.06)               --              --             --                --

NET ASSET VALUE, END OF PERIOD                      $    17.74       $     14.21      $    13.15     $    10.87     $       13.68
---------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                               25.32%             8.06%          20.97%        (20.54)%           (8.37)%
---------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                   $    4,057       $     2,980      $    1,372     $      284     $         390
Expenses to average net assets, net of fee waivers
  and expense reimbursements by and recoupments to
  manager                                                 0.96%             0.97%~          1.22%~         1.04%~            0.95%*
Expenses to average net assets, before fee waivers
  and expense reimbursements by manager                   0.96%             0.97%           1.16%          1.00%             1.13%*
Net investment loss to average net assets, net of
  fee waivers and expense reimbursements by and
  recoupments to manager                                 (0.55)%           (0.50)%~        (0.69)%~       (0.21)%~          (0.26)%*
Net investment loss to average net assets, before
  fee waivers and expense reimbursements by manager      (0.55)%           (0.50)%         (0.63)%        (0.17)%           (0.44)%*
Portfolio turnover                                          60%               85%             50%            48%               68%

*    Annualized.

@    Calculated using the average month-end shares outstanding for the period.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable program fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

~ The investment manager was reimbursed for expenses previously waived by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

(a) For the period February 12, 2001 (commencement of issuance) through July 31, 2001.

--------------------------------------------------------------------------------
228

                                                                                       CLASS P
                                                    -----------------------------------------------------------------------------
                                                                             FOR THE YEARS ENDED JULY 31,
                                                    -----------------------------------------------------------------------------
                                                       2005              2004            2003           2002             2001
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $     14.22     $     13.18     $     10.88     $     13.67     $       30.27
Net investment loss                                       (0.11)@         (0.10)@         (0.06)@         (0.07)@           (0.07)
Net realized and unrealized gains (losses) from
  investment activities                                    3.67            1.14            2.36           (2.72)            (8.06)
Net increase (decrease) from operations                    3.56            1.04            2.30           (2.79)            (8.13)
Distributions from net realized gains from
  investment activities                                   (0.06)             --              --              --             (8.47)

NET ASSET VALUE, END OF PERIOD                      $     17.72     $     14.22     $     13.18     $     10.88     $       13.67
---------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                25.08%           7.89%          21.14%         (20.41)%          (30.93)%
---------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                   $   356,839     $   262,516     $   216,911     $   177,119     $     244,247
Expenses to average net assets, net of fee waivers
  and expense reimbursements by and recoupments to
  manager                                                  1.13%           1.13%           1.09%           0.98%             0.94%
Expenses to average net assets, before fee waivers
  and expense reimbursements by manager                    1.18%           1.17%           1.22%           1.11%             0.97%
Net investment loss to average net assets, net of
  fee waivers and expense reimbursements by and
  recoupments to manager                                  (0.72)%         (0.65)%         (0.57)%         (0.56)%           (0.48)%
Net investment loss to average net assets, before
  fee waivers and expense reimbursements by manager       (0.77)%         (0.69)%         (0.70)%         (0.69)%           (0.51)%
Portfolio turnover                                           60%             85%             50%             48%               68%

--------------------------------------------------------------------------------

UBS PACE SELECT ADVISORS TRUST

FINANCIAL HIGHLIGHTS
UBS PACE INTERNATIONAL EQUITY INVESTMENTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                                       CLASS A
                                                    -----------------------------------------------------------------------------
                                                                                                                       FOR THE
                                                                   FOR THE YEARS ENDED JULY 31,                     PERIOD ENDED
                                                    -----------------------------------------------------------        JULY 31,
                                                       2005^            2004^            2003           2002           2001(a)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $    12.96       $     10.37      $    10.08     $    12.58     $       15.25
Net investment income (loss)                              0.21@             0.04@           0.09           0.04              0.08
Net realized and unrealized gains (losses) from
  investment activities                                   2.35              2.60            0.21          (2.43)            (2.75)
Net increase (decrease) from operations                   2.56              2.64            0.30          (2.39)            (2.67)
Dividends from net investment income                     (0.06)            (0.05)          (0.01)         (0.11)               --

NET ASSET VALUE, END OF PERIOD                      $    15.46       $     12.96      $    10.37     $    10.08     $       12.58
---------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                               19.78%            25.47%           2.95%        (19.09)%          (17.51)%
---------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                   $   97,046       $    92,590      $   90,630     $   94,785     $     143,163
Expenses to average net assets, net of fee waivers
  and expense reimbursements by and recoupments to
  manager                                                 1.55%+            1.59%+          1.58%          1.52%             1.40%*
Expenses to average net assets, before fee waivers
  and expense reimbursements by manager                   1.55%             1.59%           1.62%          1.60%             1.50%*
Net investment income (loss) to average net assets,
  net of fee waivers and expense reimbursements by
  and recoupments to manager                              1.45%+            0.33%+          0.92%          0.20%             1.10%*
Net investment income (loss) to average net assets,
  before fee waivers and expense reimbursements by
  manager                                                 1.45%             0.33%           0.88%          0.12%             1.00%*
Portfolio turnover                                          39%              117%             88%           109%               60%

*    Annualized.

^ A portion of the investment advisory function for this Portfolio was transferred to J.P. Morgan Investment Management Inc. and Delaware International Advisers Ltd. on April 1, 2004. Delaware International Advisers Ltd. changed its name to Mondrian Investment Partners Ltd. on September 24, 2004. Martin Currie Inc. continues to provide a portion of the investment advisory function.

@    Calculated using the average month-end shares outstanding for the period.

+ The investment manager was reimbursed for expenses previously waived by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

++   Amount represents less than $0.005 per share.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(a) For the period November 27, 2000 (commencement of issuance) through July 31, 2001.

--------------------------------------------------------------------------------
230

                                                                                       CLASS B
                                                    -----------------------------------------------------------------------------
                                                                                                                       FOR THE
                                                                   FOR THE YEARS ENDED JULY 31,                     PERIOD ENDED
                                                    -----------------------------------------------------------        JULY 31,
                                                       2005^            2004^            2003           2002           2001(a)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $    12.71       $     10.23      $    10.05     $    12.53     $       15.25
Net investment income (loss)                              0.05@            (0.09)@         (0.03)         (0.03)             0.02
Net realized and unrealized gains (losses) from
  investment activities                                   2.31              2.57            0.21          (2.45)            (2.74)
Net increase (decrease) from operations                   2.36              2.48            0.18          (2.48)            (2.72)
Dividends from net investment income                        --                --              --             --                --

NET ASSET VALUE, END OF PERIOD                      $    15.07       $     12.71      $    10.23     $    10.05     $       12.53
---------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                               18.57%            24.24%           1.79%        (19.79)%          (17.84)%
---------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                   $      831       $       976      $    1,235     $    2,023     $       4,630
Expenses to average net assets, net of fee waivers
  and expense reimbursements by and recoupments to
  manager                                                 2.55%+            2.63%           2.58%          2.37%             2.17%*
Expenses to average net assets, before fee waivers
  and expense reimbursements by manager                   2.55%             2.64%           2.65%          2.62%             2.43%*
Net investment income (loss) to average net assets,
  net of fee waivers and expense reimbursements by
  and recoupments to manager                              0.39%+           (0.73)%         (0.18)%        (0.73)%            0.29%*
Net investment income (loss) to average net assets,
  before fee waivers and expense reimbursements by
  manager                                                 0.39%            (0.74)%         (0.25)%        (0.98)%            0.03%*
Portfolio turnover                                          39%              117%             88%           109%               60%

                                                                                       CLASS C
                                                    -----------------------------------------------------------------------------
                                                                                                                       FOR THE
                                                                   FOR THE YEARS ENDED JULY 31,                     PERIOD ENDED
                                                    -----------------------------------------------------------        JULY 31,
                                                       2005^            2004^            2003           2002           2001(a)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $    12.76       $     10.25      $    10.04     $    12.53     $       15.25
Net investment income (loss)                              0.09@            (0.06)@          0.00++        (0.05)             0.02
Net realized and unrealized gains (losses) from
  investment activities                                   2.31              2.57            0.21          (2.42)            (2.74)
Net increase (decrease) from operations                   2.40              2.51            0.21          (2.47)            (2.72)
Dividends from net investment income                        --                --              --          (0.02)               --

NET ASSET VALUE, END OF PERIOD                      $    15.16       $     12.76      $    10.25     $    10.04     $       12.53
---------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                               18.81%            24.49%           2.09%        (19.75)%          (17.84)%
---------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                   $    8,099       $     7,576      $    7,598     $    8,972     $      13,304
Expenses to average net assets, net of fee waivers
  and expense reimbursements by and recoupments to
  manager                                                 2.35%+            2.44%+          2.41%          2.30%             2.16%*
Expenses to average net assets, before fee waivers
  and expense reimbursements by manager                   2.35%             2.44%           2.48%          2.42%             2.31%*
Net investment income (loss) to average net assets,
  net of fee waivers and expense reimbursements by
  and recoupments to manager                              0.64%+           (0.53)%+         0.05%         (0.59)%            0.34%*
Net investment income (loss) to average net assets,
  before fee waivers and expense reimbursements by
  manager                                                 0.64%            (0.53)%         (0.02)%        (0.71)%            0.19%*
Portfolio turnover                                          39%              117%             88%           109%               60%

--------------------------------------------------------------------------------

UBS PACE SELECT ADVISORS TRUST

FINANCIAL HIGHLIGHTS
UBS PACE INTERNATIONAL EQUITY INVESTMENTS (CONCLUDED)

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                                       CLASS Y
                                                    -----------------------------------------------------------------------------
                                                                                                                       FOR THE
                                                                   FOR THE YEARS ENDED JULY 31,                     PERIOD ENDED
                                                    -----------------------------------------------------------        JULY 31,
                                                       2005^            2004^            2003           2002           2001(a)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $    12.98       $     10.37      $    10.09     $    12.59     $       14.96
Net investment income                                     0.28@             0.10@           0.13           0.07              0.04
Net realized and unrealized gains (losses) from
  investment activities                                   2.36              2.60            0.19          (2.43)            (2.41)
Net increase from payments by advisor                       --                --              --             --                --
Net increase (decrease) from operations                   2.64              2.70            0.32          (2.36)            (2.37)
Dividends from net investment income                     (0.13)            (0.09)          (0.04)         (0.14)               --
Distributions from net realized gains from
  investment activities                                     --                --              --             --                --
Total dividends and distributions                        (0.13)            (0.09)          (0.04)         (0.14)               --

NET ASSET VALUE, END OF PERIOD                      $    15.49       $     12.98      $    10.37     $    10.09     $       12.59
---------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                               20.35%            26.12%           3.24%        (18.84)%          (15.84)%
---------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                   $   45,107       $    39,474      $   33,813     $   45,674     $      45,414
Expenses to average net assets, net of fee waivers
  and expense reimbursements by and recoupments to
  manager                                                 1.11%             1.15%           1.21%+         1.20%             1.14%*
Expenses to average net assets, before fee waivers
  and expense reimbursements by manager                   1.11%             1.15%           1.19%          1.20%             1.19%*
Net investment income to average net assets, net of
  fee waivers and expense reimbursements by and
  recoupments to manager                                  1.93%             0.80%           1.25%+         0.61%             1.11%*
Net investment income to average net assets, before
  fee waivers and expense reimbursements by manager       1.93%             0.80%           1.27%          0.61%             1.06%*
Portfolio turnover                                          39%              117%             88%           109%               60%

*    Annualized.

^ A portion of the investment advisory function for this Portfolio was transferred to J.P. Morgan Investment Management Inc. and Delaware International Advisers Ltd. on April 1, 2004. Delaware International Advisers Ltd. changed its name to Mondrian Investment Partners Ltd. on September 24, 2004. Martin Currie Inc. continues to provide a portion of the investment advisory function.

@    Calculated using the average month-end shares outstanding for the period.

++   Amount represents less than $0.005 per share.

+ The investment manager was reimbursed for expenses previously waived by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable program fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(a) For the period January 17, 2001 (commencement of issuance) through July 31, 2001.

--------------------------------------------------------------------------------
232

                                                                                       CLASS P
                                                    -----------------------------------------------------------------------------
                                                                             FOR THE YEARS ENDED JULY 31,
                                                    -----------------------------------------------------------------------------
                                                       2005^            2004^            2003           2002             2001
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $    12.96       $     10.36      $    10.08     $    12.59     $       18.67
Net investment income                                     0.27@             0.09@           0.11           0.06              0.06
Net realized and unrealized gains (losses) from
  investment activities                                   2.34              2.59            0.20          (2.43)            (4.88)
Net increase from payments by advisor                       --                --              --             --              0.00++
Net increase (decrease) from operations                   2.61              2.68            0.31          (2.37)            (4.82)
Dividends from net investment income                     (0.11)            (0.08)          (0.03)         (0.14)            (0.04)
Distributions from net realized gains from
  investment activities                                     --                --              --             --             (1.22)
Total dividends and distributions                        (0.11)            (0.08)          (0.03)         (0.14)            (1.26)

NET ASSET VALUE, END OF PERIOD                      $    15.46       $     12.96      $    10.36     $    10.08     $       12.59
---------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                               20.16%            25.93%           3.10%        (18.93)%          (26.97)%
---------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                   $  625,091       $   425,956      $  250,224     $  203,148     $     198,643
Expenses to average net assets, net of fee waivers
  and expense reimbursements by and recoupments to
  manager                                                 1.24%+            1.30%           1.35%+         1.30%             1.13%
Expenses to average net assets, before fee waivers
  and expense reimbursements by manager                   1.24%             1.30%           1.31%          1.34%             1.17%
Net investment income to average net assets, net of
  fee waivers and expense  reimbursements by and
  recoupments to manager                                  1.83%+            0.73%           1.21%+         0.52%             0.36%
Net investment income to average net assets, before
  fee waivers and expense  reimbursements by manager      1.83%             0.73%           1.25%          0.48%             0.32%
Portfolio turnover                                          39%              117%             88%           109%               60%

--------------------------------------------------------------------------------

UBS PACE SELECT ADVISORS TRUST

FINANCIAL HIGHLIGHTS
UBS PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                                    CLASS A
                                                     -----------------------------------------------------------------------
                                                                                                                    FOR THE
                                                                 FOR THE YEARS ENDED JULY 31,                    PERIOD ENDED
                                                     --------------------------------------------------------       JULY 31,
                                                        2005^           2004            2003^         2002          2001(a)
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $    10.55      $     8.88      $     7.74    $     8.01     $     9.82
Net investment income (loss)                               0.15@           0.02@           0.07@        (0.03)          0.04
Net realized and unrealized gains (losses) from
  investment activities                                    4.43            1.65            1.07         (0.24)         (1.85)
Net increase (decrease) from operations                    4.58            1.67            1.14         (0.27)         (1.81)
Dividends from net investment income                     (0.00)#             --              --            --             --

NET ASSET VALUE, END OF PERIOD                       $    15.13      $    10.55      $     8.88    $     7.74     $     8.01
----------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                43.42%          18.81%          14.73%        (3.37)%       (18.43)%
----------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                    $   16,691      $   11,965      $    9,810    $    5,566     $    8,219
Expenses to average net assets, net of fee
  waivers and expense reimbursements by and
  recoupments to manager                                   2.09%~          2.13%~          2.18%         1.87%          1.76%*
Expenses to average net assets, before fee
  waivers and expense reimbursements by manager            2.09%           2.13%           2.36%         2.27%          2.06%*
Net investment income (loss) to average net
  assets, net of fee waivers and expense
  reimbursements by and recoupments to manager             1.13%~          0.20%~          0.91%        (0.23)%         0.87%*
Net investment income (loss) to average net
  assets, before fee waivers and expense
  reimbursements by manager                                1.13%           0.20%           0.73%        (0.63)%         0.57%*
Portfolio turnover                                          119%            128%            214%          129%           121%

*    Annualized.

#    Amount represents less than ($0.005) per share.

^ Investment advisory functions for this Portfolio were transferred from Schroder Investment Management North America Inc. to Baring International Investment Limited and Gartmore Global Partners on August 2, 2002. Mondrian Investment Partners Ltd. replaced Baring International Investments Ltd. on September 28, 2004. Gartmore Global Partners continues to provide a portion of the investment advisory function.

@    Calculated using the average month-end shares outstanding for the period.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

~ The investment manager was reimbursed for expenses previously waived by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

(a) For the period December 11, 2000 (commencement of issuance) through July 31, 2001.

(b) For the period December 22, 2000 (commencement of issuance) through July 31, 2001.

(c) For the period December 1, 2000 (commencement of issuance) through July 31, 2001.

--------------------------------------------------------------------------------
234

                                                                                    CLASS B
                                                     -----------------------------------------------------------------------
                                                                                                                    FOR THE
                                                                 FOR THE YEARS ENDED JULY 31,                    PERIOD ENDED
                                                     --------------------------------------------------------       JULY 31,
                                                        2005^           2004            2003^         2002          2001(b)
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $    10.25      $     8.70      $     7.66    $     7.98     $     9.14
Net investment income (loss)                               0.01@         (0.09)@         (0.04)@        (0.11)          0.01
Net realized and unrealized gains (losses) from
  investment activities                                    4.29            1.64            1.08         (0.21)         (1.17)
Net increase (decrease) from operations                    4.30            1.55            1.04         (0.32)         (1.16)
Dividends from net investment income                         --              --              --            --             --

NET ASSET VALUE, END OF PERIOD                       $    14.55      $    10.25      $     8.70    $     7.66     $     7.98
----------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                41.95%          17.82%          13.58%        (4.01)%       (12.69)%
----------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                    $      690      $      857      $    2,235    $    5,426     $    7,310
Expenses to average net assets, net of fee
  waivers and expense reimbursements by and
  recoupments to manager                                   3.02%~          3.03%~          2.91%         2.66%          2.53%*
Expenses to average net assets, before fee
  waivers and expense reimbursements by manager            3.02%           3.03%           3.18%         3.05%          2.85%*
Net investment income (loss) to average net
  assets, net of fee waivers and expense
  reimbursements by and recoupments to manager             0.11%~         (0.90)%~        (0.51)%       (1.05)%         0.11%*
Net investment income (loss) to average net
  assets, before fee waivers and expense
  reimbursements by manager                                0.11%          (0.90)%         (0.78)%       (1.44)%        (0.21)%*
Portfolio turnover                                          119%            128%            214%          129%           121%

                                                                                    CLASS C
                                                     -----------------------------------------------------------------------
                                                                                                                    FOR THE
                                                                 FOR THE YEARS ENDED JULY 31,                    PERIOD ENDED
                                                     --------------------------------------------------------       JULY 31,
                                                        2005^           2004            2003^         2002          2001(c)
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $    10.25      $     8.69      $     7.66    $     7.98     $     9.13
Net investment income (loss)                               0.04@          (0.07)@         (0.01)@       (0.10)          0.01
Net realized and unrealized gains (losses) from
  investment activities                                    4.29            1.63            1.04         (0.22)         (1.16)
Net increase (decrease) from operations                    4.33            1.56            1.03         (0.32)         (1.15)
Dividends from net investment income                         --              --              --            --             --

NET ASSET VALUE, END OF PERIOD                       $    14.58      $    10.25      $     8.69    $     7.66     $     7.98
----------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                42.24%          17.95%          13.45%        (4.01)%       (12.60)%
----------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                    $    4,625      $    3,768      $    3,752    $    3,497     $    4,105
Expenses to average net assets, net of fee
  waivers and expense reimbursements by and
  recoupments to manager                                   2.86%~          2.91%~          2.96%         2.67%          2.52%*
Expenses to average net assets, before fee
  waivers and expense reimbursements by manager            2.86%           2.91%           3.15%         3.07%          2.92%*
Net investment income (loss) to average net
  assets, net of fee waivers and expense
  reimbursements by and recoupments to manager             0.35%~         (0.64)%~        (0.17)%       (1.05)%         0.16%*
Net investment income (loss) to average net
  assets, before fee waivers and expense
  reimbursements by manager                                0.35%          (0.64)%         (0.36)%       (1.45)%        (0.24)%*
Portfolio turnover                                          119%            128%            214%          129%           121%

--------------------------------------------------------------------------------

UBS PACE SELECT ADVISORS TRUST

FINANCIAL HIGHLIGHTS
UBS PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS (CONCLUDED)

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                                    CLASS Y
                                                     -----------------------------------------------------------------------
                                                                                                                    FOR THE
                                                                 FOR THE YEARS ENDED JULY 31,                    PERIOD ENDED
                                                     --------------------------------------------------------       JULY 31,
                                                        2005^           2004            2003^         2002          2001(a)
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $    10.66      $     8.94      $     7.77    $     8.02     $    10.00
Net investment income (loss)                               0.23@           0.09@           0.16@        (0.01)          0.05
Net realized and unrealized gains (losses) from
  investment activities                                    4.45            1.63            1.01         (0.24)         (2.03)
Net increase (decrease) from operations                    4.68            1.72            1.17         (0.25)         (1.98)
Dividends from net investment income                      (0.04)             --              --            --             --

NET ASSET VALUE, END OF PERIOD                       $    15.30      $    10.66      $     8.94    $     7.77     $     8.02
----------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                43.97%          19.24%          15.06%        (3.12)%       (19.80)%
----------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                    $   14,518      $    5,017      $    1,380    $      462     $      549
Expenses to average net assets, net of fee
  waivers and expense reimbursements by and
  recoupments to manager                                   1.67%           1.71%~          1.96%         1.67%          1.50%*
Expenses to average net assets, before fee
  waivers and expense reimbursements by manager            1.67%           1.71%           2.01%         2.07%          1.93%*
Net investment income (loss) to average net
  assets, net of fee waivers and expense
  reimbursements by and recoupments to manager             1.72%           0.78%~          2.03%        (0.05)%         1.11%*
Net investment income (loss) to average net
  assets, before fee waivers and expense
  reimbursements by manager                                1.72%           0.78%           1.98%        (0.45)%         0.68%*
Portfolio turnover                                          119%            128%            214%          129%           121%

*    Annualized.

^ Investment advisory functions for this Portfolio were transferred from Schroder Investment Management North America Inc. to Baring International Investment Limited and Gartmore Global Partners on August 2, 2002. Mondrian Investment Partners Ltd. replaced Baring International Investments Ltd. on September 28, 2004. Gartmore Global Partners continues to provide a portion of the investment advisory function.

@    Calculated using the average month-end shares outstanding for the period.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable program fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(a) For the period February 9, 2001 (commencement of issuance) through July 31, 2001.

~ The investment manager was reimbursed for expenses previously waived by the investment manager on behalf of the Portfolio, not to exceed the Portfolio's expense cap.

--------------------------------------------------------------------------------
236

                                                                                    CLASS P
                                                     -----------------------------------------------------------------------
                                                                          FOR THE YEARS ENDED JULY 31,
                                                     -----------------------------------------------------------------------
                                                        2005^           2004            2003^         2002           2001
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $    10.64      $     8.94      $     7.79    $     8.02     $    11.96
Net investment income (loss)                               0.17@           0.04@           0.07@         0.01           0.02
Net realized and unrealized gains (losses) from
  investment activities                                    4.45            1.66            1.08         (0.24)         (3.96)
Net increase (decrease) from operations                    4.62            1.70            1.15         (0.23)         (3.94)
Dividends from net investment income                      (0.01)             --              --            --             --

NET ASSET VALUE, END OF PERIOD                       $    15.25      $    10.64      $     8.94    $     7.79     $     8.02
----------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                43.46%          19.02%          14.76%        (2.87)%       (32.94)%
----------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:                            $  199,403      $  117,746      $   78,462    $   62,376     $   65,703
Net assets, end of period (000's)                          2.00%           2.00%           1.84%         1.50%          1.50%
Expenses to average net assets, net of fee
  waivers and expense reimbursements by and
  recoupments to manager                                   2.05%           2.08%           2.30%         2.18%          1.82%
Expenses to average net assets, before fee
  waivers and expense reimbursements by manager            1.28%           0.37%           0.98%         0.13%          0.24%
Net investment income (loss) to average net
  assets, net of fee waivers and expense
  reimbursements by and recoupments to manager             1.23%           0.29%           0.52%        (0.55)%        (0.08)%
Net investment income (loss) to average net
  assets, before fee waivers and expense
  reimbursements by manager                                 119%            128%            214%          129%           121%
Portfolio turnover

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UBS PACE SELECT ADVISORS TRUST

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
ERNST & YOUNG LLP

The Board of Trustees and Shareholders of
UBS PACE Select Advisors Trust

We have audited the accompanying statements of assets and liabilities of UBS PACE Select Advisors Trust (comprising UBS PACE Money Market Investments, UBS PACE Government Securities Fixed Income Investments, UBS PACE Intermediate Fixed Income Investments, UBS PACE Strategic Fixed Income Investments, UBS PACE Municipal Fixed Income Investments, UBS PACE Global Fixed Income Investments, UBS PACE Large Co Value Equity Investments, UBS PACE Large Co Growth Equity Investments, UBS PACE Small/Medium Co Value Equity Investments, UBS PACE Small/Medium Co Growth Equity Investments, UBS PACE International Equity Investments and UBS PACE International Emerging Markets Equity Investments), collectively (the "Trust"), including the portfolio of investments, as of July 31, 2005, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned at July 31, 2005, by correspondence with the custodian and other brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of UBS PACE Select Advisors Trust at July 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the indicated periods, in conformity with U.S. generally accepted accounting principles.


                                               /s/ Ernst & Young LLP


New York, New York
September 16, 2005

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UBS PACE SELECT ADVISORS TRUST

TAX INFORMATION (UNAUDITED)

We are required by subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of each Portfolio's fiscal year end (July 31, 2005) as to the federal tax status of distributions received by shareholders during such fiscal year. Accordingly, the percentage of dividends paid that qualify for the dividends received deduction for corporate shareholders and the amount of foreign tax credit to be passed through to shareholders are as follows:

                                                            DIVIDEND                 FOREIGN
                                                            RECEIVED                     TAX
PORTFOLIO                                                  DEDUCTION                  CREDIT
--------------------------------------------------------------------------------------------
UBS PACE Large Co Value Equity Investments                       100%                     --
UBS PACE International Equity Investments                         --           $   1,479,507
UBS PACE International Emerging Markets Equity
  Investments                                                     --                 642,239

Also, for the fiscal year ended July 31, 2005, the foreign source income for information reporting purposes for UBS PACE International Equity Investments and UBS PACE International Emerging Markets Equity Investments are $21,783,680 and $5,185,566, respectively.

For the fiscal year ended July 31, 2005, certain dividends paid by UBS PACE Large Co Value Equity Investments, UBS PACE International Equity Investments and UBS PACE International Emerging Markets Equity Investments may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $12,718,790, $4,533,890 and $167,545, respectively, represents the maximum amount that may be considered qualified dividend income.

Dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income. Some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders should not use the above information to prepare their tax returns. Since each Portfolio's fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2005. Such notification, which will reflect the amount to be used by calendar year taxpayers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in January 2006. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in each of the Portfolios.

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UBS PACE SELECT ADVISORS TRUST

GENERAL INFORMATION (UNAUDITED)

PROXY VOTING POLICIES, PROCEDURES AND RECORD

You may obtain a description of the Portfolios' (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Portfolios voted any proxies related to portfolio securities during the 12-month period ended June 30, 2005, without charge, upon request by contacting the Portfolios directly at 1-800-647 1568, online on the Portfolios' Web site: www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC's Web site (http://www.sec.gov).

QUARTERLY FORM N-Q PORTFOLIO SCHEDULE

Each Portfolio will file its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Portfolios' Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Portfolios' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. Additionally, you may obtain copies of Forms N-Q from the Portfolios upon request by calling 1-800-647 1568.

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UBS PACE SELECT ADVISORS TRUST

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (UNAUDITED)

BOARD APPROVAL OF INVESTMENT MANAGEMENT AND ADMINISTRATION AGREEMENT AND SUBADVISORY AGREEMENTS

BACKGROUND

At a meeting of the Trust's board on July 20, 2005, the members of the board, including the trustees who are not "interested persons" of the Trust ("Independent Trustees"), as defined in the Investment Company Act of 1940, as amended, considered and approved the continuance of the Investment Management and Administration Agreement and, for those Portfolios with subadvisers, the subadvisory agreements for the Portfolios. In preparing for the meeting, the board members had requested and received information from UBS Global AM to assist them, including, with respect to each Portfolio, performance and expense information for other investment companies with similar investment objectives. The board received and considered a variety of information about UBS Global AM and, where applicable, the Portfolios' subadvisers, as well as the advisory, subadvisory, administrative and distribution arrangements for the Portfolios. The Independent Trustees discussed the materials initially provided by management prior to the scheduled board meeting in a session with their independent legal counsel and requested, and received from management, supplemental materials to assist them in their consideration of the Investment Management and Administration Agreement and subadvisory agreements. Subsequently, the Chairman of the board and independent legal counsel to the Independent Trustees met with management representatives to discuss generally how information would be provided at the board meeting. The Independent Trustees also met for several hours the evening before the board meeting and met again after management's presentation was completed to review the disclosure that had been made to them at the meeting. At all of these sessions the Independent Trustees met in session with their independent legal counsel. The Independent Trustees also received a memorandum from their independent legal counsel discussing the duties of board members in considering approval of advisory, subadvisory, administration and distribution agreements.

Throughout this discussion, each subadviser to a Portfolio is referred to as a "Subadviser" and each subadvisory agreement is referred to as a "Subadvisory Agreement."

In its consideration of the approval of the Investment Management and Administration Agreement and the Subadvisory Agreements, the board considered the following factors:

NATURE, EXTENT AND QUALITY OF THE SERVICES UNDER THE INVESTMENT MANAGEMENT AND ADMINISTRATION AGREEMENT AND THE SUBADVISORY AGREEMENTS

The board received and considered information regarding the nature, extent and quality of management services provided to the Portfolios by UBS Global AM under the Investment Management and Administration Agreement and, for those Portfolios with subadviser(s), subadvisory services provided by the particular subadviser under the Subadvisory Agreements during the past year. The board also received a description of the administrative and other services rendered to the Portfolios and their shareholders by UBS Global AM, including in particular UBS Global AM's oversight of the Subadviser's provision of subadvisory services. The board noted that information received at regular meetings throughout the year related to the services rendered by UBS Global AM concerning the management of each Portfolio's affairs and UBS Global AM's role in coordinating providers of other services to the Portfolios, including custody, accounting and transfer agency services and, for each subadvised Portfolio, overseeing the Subadviser's provision of subadvisory services to the Portfolio. The board's evaluation of the services provided by UBS Global AM and the subadvisers took into account the board's knowledge and familiarity gained as board members of funds in the UBS New York fund complex, including the scope and quality of UBS Global AM's investment management and other capabilities and the quality of its administrative and other services. The board observed that the scope of services provided by UBS Global AM had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Portfolios' expanded compliance programs.

The board had available to it the qualifications, backgrounds and responsibilities of each Portfolio's senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of each Portfolio and recognized that the Portfolios' senior personnel report to the board regularly, some at every board meeting, and that the portfolio management teams also report to the board periodically on each Portfolio's performance and investment portfolios. The board also considered, based on its knowledge of UBS Global AM and its affiliates, the financial resources available to UBS Global AM and its parent organization, UBS AG.

The board reviewed how transactions in Portfolio assets are effected. The board also reviewed, with respect to the non-money market funds, brokerage policies and practices, the standards applied in seeking best execution, policies and practices regarding soft dollars, the use of a broker affiliated with UBS Global AM or a Subadviser and the existence of quality controls applicable to brokerage allocation

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BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (UNAUDITED)

procedures. In addition, UBS Global AM also reported to the board on, among other things, its disaster recovery plans and portfolio manager compensation plan.

The board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Portfolios under the Investment Management and Administration Agreement and, for the subadvised Portfolios, the Subadvisory Agreements.

MANAGEMENT AND SUBADVISORY FEES AND EXPENSE RATIOS

For each Portfolio, the board reviewed and considered the contractual management fee (each, a "Contractual Management Fee") payable by the Portfolio to UBS Global AM in light of the nature, extent and quality of the management and administrative services provided by UBS Global AM. The board also reviewed and considered the fee waiver currently in place for the Portfolio, if any, and considered the actual fee rate (after taking any waivers and reimbursements into account) (the "Actual Management Fee"). Additionally, the board received and considered information comparing each Portfolio's Contractual Management Fee, Actual Management Fee and overall expenses with those of funds in a group of funds selected and provided by Lipper (the "Expense Group"). Further discussion of the board's considerations with respect to each Portfolio's fees is set forth below.

In connection with its consideration of each Portfolio's management fees, the board also received information on an affiliate of UBS Global AM's standard institutional account fees for accounts of a similar investment type comparative to each of the Portfolios. The board noted that, in general, these fees were lower than the Contractual Management Fees and Actual Management Fees for the Portfolios, but also noted management's explanation that comparisons with such accounts may be of limited relevance given the different structures and regulatory requirements of mutual funds versus such accounts, the differences in the levels of services required by mutual funds and such accounts and the memorandum provided by the Portfolios' legal counsel discussing court decisions regarding the limited usefulness of such comparisons. The board did not receive comparative information from Lipper with respect to the subadvisory fees for those Portfolios with Subadvisers in connection with its consideration of subadvisory fees. The board noted that the compensation paid to a Subadviser is paid by UBS Global AM, not the particular Portfolio and, accordingly, that the retention of a Subadviser does not increase the fees otherwise incurred by a Portfolio's shareholders.

PORTFOLIO PERFORMANCE

For each Portfolio, the board received and considered performance information of the Portfolio compared to other funds (the "Performance Universe") selected by Lipper, Inc. ("Lipper"), an independent provider of investment company data, over the one- and three-year periods (and, for some Portfolios, over the five-year period) ended May 31, 2005, and since inception. The board was provided with a description of the methodology Lipper used to determine the similarity of a Portfolio with the funds included in its Performance Universe. The board also noted that it had received information throughout the year at periodic intervals with respect to each Portfolio's performance. Further discussion of the Portfolio's considerations with respect to each Portfolio's performance is set forth below.

ADVISER PROFITABILITY

The board received and considered a profitability analysis of UBS Global AM and its affiliates in providing services to each Portfolio. The board also received profitability information with respect to the UBS fund complex as a whole. In addition, the board received information with respect to UBS Global AM's allocation methodologies used in preparing this profitability data. UBS Global AM's profitability was considered not excessive in light of the nature, extent and quality of the services provided to the sub-advised Portfolios. The board was not provided with similar detailed information regarding the profitability of the subadvisers in providing services to the subadvised Portfolios. The board did not consider such profitability information relevant as the subadvisory fees are paid by UBS Global AM, not by the relevant Portfolio.

ECONOMIES OF SCALE

The board received and considered information from management regarding whether there have been economies of scale with respect to the management of the Portfolios, whether the Portfolios have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale for the Portfolios. The board considered whether economies of scale in the provision of services to the Portfolios were being passed along to the shareholders. The board noted that, with the exception of

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UBS PACE SELECT ADVISORS TRUST

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (UNAUDITED)

UBS PACE Money Market Investments, each Portfolio's contractual management fee (the "Contractual Management Fee") contained breakpoints (with respect to the UBS PACE Large Co Value Equity Investments, the equivalent of breakpoints in the form of a permanent fee waiver which reduced the Contractual Management Fee as assets increased, as explained below). The board also considered that, with the exception of UBS PACE Large Co Growth Equity Investments, each Portfolio's asset level did not yet exceed its first (or only) breakpoint; therefore, there were potential (but not yet actual, with the exception of UBS PACE Large Co Growth Equity Investments) economies of scale because, at such time as a Portfolio's assets did exceed the first breakpoint, the total expense ratio of the Portfolio would be lower than if no breakpoints had been in place. Accordingly, the board determined that potential economies of scale existed in the form of breakpoints to the Contractual Management Fee for those Portfolios whose assets had not yet reached their first (or only) breakpoint and, with respect to UBS PACE Large Co Growth Equity Investments, actual economies of scale. The board also noted that to the extent a Portfolio's assets have increased over time, it has realized other economies of scale as certain expenses, such as fees for Trustees, auditors and legal fees, become a smaller percentage of overall assets. The board also noted that most of the Portfolios' subadvisory fees did not contain breakpoints but also that, as the subadvisory fee is paid by UBS Global AM, not the Portfolio, separate considerations of economies of scale with respect to the subadvisory fee were not relevant. The board also noted that, with respect to UBS PACE Municipal Fixed Income Investments, UBS PACE Global Fixed Income Investments (with respect to one of its Subadvisers), UBS PACE International Equity Investments (with respect to one of its Subadvisers) and UBS PACE International Emerging Markets Equity Investments (with respect to one of its Subadvisers), the Subadviser's fee did contain breakpoints but also that, as the subadvisory fee is paid by UBS Global AM, not the Portfolio, the direct benefits of any economies of scale with respect to the subadvisory fee were not relevant. The board also noted management's explanation that such subadvisory fee breakpoints were not always negotiable and that if at some point it had to replace such Subadviser, it might not be able to negotiate a similar subadvisory fee with breakpoints and, in that case, it would have no choice but to bear the higher cost or go to shareholders for approval to amend the Investment Management and Administration Agreement to increase the management fee.

Generally, in light of UBS Global AM's profitability data, the Actual Management Fee, the Contractual Management Fee and the breakpoints currently in place for most of the Portfolios, the board believed that UBS Global AM's sharing of potential and current economies of scale with the Portfolios was acceptable.

OTHER BENEFITS TO UBS GLOBAL AM AND THE SUBADVISERS

The board considered other benefits received by UBS Global AM and its affiliates as a result of its relationship with the Portfolios, including the opportunity to offer additional products and services to Portfolio shareholders. The board was informed by management that the Subadvisers' relationships with the sub-advised Portfolios were limited to their provision of subadvisory services to these Portfolios and that therefore management believed that the Subadvisers did not receive ancillary benefits as a result of their relationships with the subadvised Portfolios, with the exception of possible benefits from soft dollars for the equity Portfolios (which would also potentially benefit such Portfolios).

In light of the costs of providing investment management, administrative and other services to the Portfolios and UBS Global AM's ongoing commitment to the Portfolios, the profits and other ancillary benefits that UBS Global AM and its affiliates received were considered reasonable.

UBS PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS

In approving the Investment Management and Administration Agreement and the Subadvisory Agreement with Pacific Investment Management Company LLC, the board, including the Independent Trustees also considered the following factors:

PORTFOLIO PERFORMANCE

The comparative Lipper information showed that the Portfolio's performance was in the top quintile for the one-year period, the third quintile for the three-year period and the second quintile since inception. Based on its review, the board concluded that the Portfolio's investment performance was satisfactory.

MANAGEMENT AND SUBADVISORY FEES AND EXPENSE RATIOS

In addition to considering the Contractual and Actual Management Fees, the board also considered that UBS Global AM had entered into a fee waiver/expense reimbursement agreement with the Portfolio under which UBS Global AM is contractually obligated to waive

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BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (UNAUDITED)

its management fees and/or reimburse the Portfolio so that the total operating expenses of each class of the Portfolio through December 1, 2005 (excluding interest expense, if any) would not exceed 1.08% for Class A, 1.84% for Class B, 1.62% for Class C, 0.76% for Class Y and 0.87% for Class P. The board also considered that the Portfolio has agreed to repay UBS Global AM for those reimbursed expenses if the Portfolio can do so over the following three fiscal years without causing its expenses in any of those years to exceed these expense caps. The comparative Lipper information showed that the Portfolio's Contractual Management Fee was in the fourth quintile and the Actual Management Fee was in the third quintile in the Portfolio's Expense Group for the comparison periods utilized in the Lipper report. The board also noted that the Portfolio's total expenses were in the fifth quintile in the Portfolio's Expense Group for the comparison periods utilized in the Lipper report. Management explained that two reasons for the Portfolio's relatively high total expenses was that the transfer agency and related services fees were higher due to smaller account sizes and that 12b-1 fees were higher than some peers. Management explained that in an asset allocation program, where assets tend to be disbursed across several portfolios, the process can result in a multitude of relatively small accounts when compared with mutual funds that are not devoted to a similar asset allocation program. The smaller accounts have caused transfer agency and related services fees to be relatively higher with the consequence that certain of the Portfolios', including this Portfolio's, expense ratios tend to be above average compared to the funds in their Expense Group.

Taking all of the above into consideration, the board determined that the management fee and the subadvisory fee were reasonable in light of the nature, extent and quality of the services provided to the Portfolio under the Investment Management and Administration Agreement and the Subadvisory Agreement, respectively.

UBS PACE INTERMEDIATE FIXED INCOME INVESTMENTS

In approving the Investment Management and Administration Agreement and the Subadvisory Agreement with BlackRock Financial Management, Inc., the board, including the Independent Trustees, also considered the following factors:

PORTFOLIO PERFORMANCE

The comparative Lipper information showed that although the Portfolio's performance was in the fifth quintile for the three-year period and since inception, the Portfolio's performance was in the second quintile for the one-year period and, thus, the Portfolio's performance relative to its Performance Universe had improved. Based on its review, the board concluded that the Portfolio's investment performance was satisfactory.

MANAGEMENT AND SUBADVISORY FEES AND EXPENSE RATIOS

In addition to the Contractual and Actual Management Fees, the board also considered that UBS Global AM had entered into a fee waiver/expense reimbursement agreement with the Portfolio under which UBS Global AM is contractually obligated to waive its management fees and/or reimburse the Portfolio so that the total operating expenses of each class of the Portfolio through December 1, 2005 (excluding interest expense, if any) would not exceed 1.07% for Class A, 1.81% for Class B, 1.56% for Class C, 0.81% for Class Y and 0.80% for Class P. The board also considered that the Portfolio has agreed to repay UBS Global AM for those reimbursed expenses if the Portfolio can do so over the following three fiscal years without causing its expenses in any of those years to exceed these expense caps. The comparative Lipper information showed that the Portfolio's Contractual Management Fee was in the third quintile and the Actual Management Fee was in the fourth quintile in the Portfolio's Expense Group for the comparison periods utilized in the Lipper report. The board also noted that the Portfolio's total expenses were in the fifth quintile in the Portfolio's Expense Group for the comparison periods utilized in the Lipper report. Management explained that one reason for the Portfolio's relatively high total expenses was that the Portfolio's transfer agency and related services fees were higher due to smaller account sizes, as explained above for UBS PACE Government Securities Fixed Income Investments.

Taking all of the above into consideration, the board determined that the management fee and the subadvisory fee were reasonable in light of the nature, extent and quality of the services provided to the Portfolio under the Investment Management and Administration Agreement and the Subadvisory Agreement, respectively.

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BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (UNAUDITED)

UBS PACE STRATEGIC FIXED INCOME INVESTMENTS

In approving the Investment Management and Administration Agreement and the Subadvisory Agreement with Pacific Investment Management Company LLC, the board, including the Independent Trustees also considered the following factors:

PORTFOLIO PERFORMANCE

The comparative Lipper information showed that the Portfolio's performance was in the first quintile for the one-and three-year period and since inception. Based on its review, the board concluded that the Portfolio's investment performance was satisfactory.

MANAGEMENT AND SUBADVISORY FEES AND EXPENSE RATIOS

In addition to the Contractual and Actual Management Fees, the board also reviewed and considered the fee waiver currently in place for the Portfolio and considered the actual fee rate (after taking any waivers and reimbursements into account) (the "Actual Management Fee"). The board also considered that UBS Global AM had entered into a fee waiver/expense reimbursement agreement with the Portfolio under which UBS Global AM is contractually obligated to waive its management fees and/or reimburse the Portfolio so that the total operating expenses of each class of the Portfolio through December 1, 2005 (excluding interest expense, if any) would not exceed 1.23% for Class A, 1.94% for Class B, 1.72% for Class C, 1.03% for Class Y and 0.93% for Class P. The board also considered that the Portfolio has agreed to repay UBS Global AM for those reimbursed expenses if the Portfolio can do so over the following three fiscal years without causing its expenses in any of those years to exceed these expense caps. The comparative Lipper information showed that the Portfolio's Contractual Management Fee was in the fourth quintile and the Actual Management Fee was in the fifth quintile in the Portfolio's Expense Group for the comparison periods utilized in the Lipper report. The board also noted that the Portfolio's total expenses were in the fifth quintile in the Portfolio's Expense Group for the comparison periods utilized in the Lipper report. The Board noted to management that it would continue to monitor the Portfolio's expenses relative to its fees, but that it believed the Portfolio's good performance did not make this a matter of immediate concern.

Taking all of the above into consideration, the board determined that the management fee and the subadvisory fee were reasonable in light of the nature, extent and quality of the services provided to the Portfolio under the Investment Management and Administration Agreement and the Subadvisory Agreement, respectively.

UBS PACE MUNICIPAL FIXED INCOME INVESTMENTS

In approving the Investment Management and Administration Agreement and the Subadvisory Agreement with Standish Mellon Asset Management Company LLC, the board, including the Independent Trustees also considered the following factors:

PORTFOLIO PERFORMANCE

The comparative Lipper information showed that the Portfolio's performance was in the fifth quintile for each of the periods presented. UBS Global AM noted that this Portfolio was being managed with a shorter duration than many other Funds in its peer group and that this more conservative positioning impacted performance. Based on its review and management's explanation, the board concluded that the Portfolio's investment performance was satisfactory.

MANAGEMENT AND SUBADVISORY FEES AND EXPENSE RATIOS

In addition to the Contractual and Actual Management Fees, the board also considered that UBS Global AM had entered into a fee waiver/expense reimbursement agreement with the Portfolio under which UBS Global AM is contractually obligated to waive its management fees and/or reimburse the Portfolio so that the total operating expenses of each class of the Portfolio through December 1, 2005 (excluding interest expense, if any) would not exceed 0.96% for Class A, 1.71% for Class B, 1.48% for Class C, 0.74% for Class Y and 0.76% for Class P. The board also considered that the Portfolio has agreed to repay UBS Global AM for those reimbursed expenses if the Portfolio can do so over the following three fiscal years without causing its expenses in any of those years to exceed these expense caps. The comparative Lipper information showed that the Portfolio's Contractual Management Fee was in the third quintile and the Actual Management Fee was in the second quintile in the Portfolio's Expense Group for the comparison periods utilized in the Lipper report. The board also noted that the Portfolio's total expenses were in the fourth quintile in the Portfolio's Expense Group

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BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (UNAUDITED)

for the comparison periods utilized in the Lipper report. Management explained that one reason for the Portfolio's relatively high total expenses was that the Portfolio's custodian fees appear to be higher than those of other funds in its Expense Group because accounting costs are also included in the Portfolio's custodian fees, which may not be the case for some of its peers in the Portfolio's Expense Group. UBS Global AM also noted that 12b-1 fees were higher than some peers.

Taking all of the above into consideration, the board determined that the management fee and the subadvisory fee were reasonable in light of the nature, extent and quality of the services provided to the Portfolio under the Investment Management and Administration Agreement and the Subadvisory Agreement, respectively.

UBS PACE GLOBAL FIXED INCOME INVESTMENTS

In approving the Investment Management and Administration Agreement and the Subadvisory Agreements with each of Rogge Global Partners plc ("Rogge") and Fischer Francis Trees & Watts, Inc. (and affiliates) ("FFTW"), the board, including the Independent Trustees also considered the following factors:

PORTFOLIO PERFORMANCE

The comparative Lipper information showed that the Portfolio's performance was in the third quintile for the one-and three-year periods and was in the second quintile for the period since inception. Based on its review, the board concluded that the Portfolio's investment performance was satisfactory.

MANAGEMENT AND SUBADVISORY FEES AND EXPENSE RATIOS

In addition to the Contractual and Actual Management Fees, the board also considered that UBS Global AM had entered into a fee waiver/expense reimbursement agreement with the Portfolio under which UBS Global AM is contractually obligated to waive its management fees and/or reimburse the Portfolio so that the total operating expenses of each class of the Portfolio through December 1, 2005 (excluding interest expense, if any) would not exceed 1.36% for Class A, 2.11% for Class B, 1.85% for Class C, 1.05% for Class Y and 1.13% for Class P. The board also considered that the Portfolio has agreed to repay UBS Global AM for those reimbursed expenses if the Portfolio can do so over the following three fiscal years without causing its expenses in any of those years to exceed these expense caps. The comparative Lipper information showed that the Portfolio's Contractual Management Fee and Actual Management Fee were each in the fourth quintile in the Portfolio's Expense Group for the comparison periods utilized in the Lipper report. The board also noted that the Portfolio's total expenses were in the fifth quintile in the Portfolio's Expense Group for the comparison periods utilized in the Lipper report. Management explained that one reason for the Portfolio's relatively high total expenses (in addition to a higher Actual Management Fees) was that the Portfolio's custodian fees appear to be higher than those of other funds in its Expense Group because accounting costs are also included in the Portfolio's custodian fees, which may not be the case for some of its peers in the Portfolio's Expense Group.

Taking all of the above into consideration, the board determined that the management fee paid to UBS Global AM and the subadvisory fees paid to each of Rogge and FFTW were reasonable in light of the nature, extent and quality of the services provided to the Portfolio under the Investment Management and Administration Agreement and the Subadvisory Agreements, respectively.

UBS PACE LARGE CO VALUE EQUITY INVESTMENTS

In approving the Investment Management and Administration Agreement and the Subadvisory agreements (the "Subadvisory Agreements") with each of SSgA Funds Management Inc. ("SSgA"), Institutional Capital Corporation ("ICAP") and Westwood Management Corporation ("Westwood" and, together with SSgA and ICAP, the "Subadvisers"), the board, including the Independent Trustees also considered the following factors:

FUND PERFORMANCE

The comparative Lipper information showed that the Portfolio's performance was in the first quintile for the one-year period and was in the second quintile for the three-year period and since inception. Based on its review, the board concluded that the Portfolio's investment performance was satisfactory.

--------------------------------------------------------------------------------
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UBS PACE SELECT ADVISORS TRUST

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (UNAUDITED)

MANAGEMENT AND SUBADVISORY FEES AND EXPENSE RATIOS

In addition to the Contractual and Actual Management Fees, the board also considered that UBS Global AM had entered into a fee waiver agreement with the Portfolio under which UBS Global AM is contractually obligated to waive its management fees through December 1, 2005 to the extent necessary to reflect the lower overall fees paid to the Subadvisers as a result of the lower subadvisory fee paid by UBS Global AM to SSgA. The board also noted that the Portfolio and UBS Global AM have entered into an additional fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse expenses so that the total operating expenses of each class of the Portfolio through December 1, 2005 (excluding interest expense, if any) would not exceed 1.25% for Class A, 2.05% for Class B, 2.04% for Class C, 0.91% for Class Y and 1.0% for Class P. The board also considered that the Portfolio has agreed to repay UBS Global AM for those reimbursed expenses if the Portfolio can do so over the following three fiscal years without causing its expenses in any of those years to exceed the expense caps set forth in the previous sentence. The board also considered that the Portfolio and UBS Global AM have entered into an additional permanent fee waiver agreement, effective December 1, 2003, pursuant to which UBS Global AM has agreed to permanently reduce its Contractual Management Fee based on the fund's average daily net assets as follows: $0 to $250 million--0.60%; in excess of $250 million up to $500 million--0.57%; in excess of $500 million up to $1 billion--0.53%; and over $1 billion--0.50%. The comparative Lipper information showed that the Portfolio's Contractual Management Fee was in the fifth quintile but that its Actual Management Fee was in the third quintile in the Portfolio's Expense Group for the comparison periods utilized in the Lipper report. The board also noted that the Portfolio's total expenses were in the third quintile in the Portfolio's Expense Group for the comparison periods utilized in the Lipper report.

Taking all of the above into consideration, the board determined that the management fee paid to UBS Global AM and the subadvisory fees paid to each of SSgA, ICAP and Westwood were reasonable in light of the nature, extent and quality of the services provided to the Portfolio under the Investment Management and Administration Agreement and the Subadvisory Agreements, respectively.

UBS PACE LARGE CO GROWTH EQUITY INVESTMENTS

In approving the Investment Management and Administration Agreement and the Subadvisory Agreements with each of GE Asset Management Incorporated ("GEAM"), Marsico Capital Management ("Marsico") and SSgA, the board, including the Independent Trustees also considered the following factors:

FUND PERFORMANCE

The comparative Lipper information showed that the Portfolio's performance was in the second quintile for the one-year and three-year periods and was in the third quintile since inception. Based on its review, the board concluded that the Portfolio's investment performance was satisfactory.

MANAGEMENT AND SUBADVISORY FEES AND EXPENSE RATIOS

In addition to the Contractual and Actual Management Fees, the board also considered that UBS Global AM had entered into a fee waiver agreement with the Portfolio under which UBS Global AM is contractually obligated to waive its management fees through December 1, 2005 to the extent necessary to reflect the lower overall fees paid to the Subadvisers as a result of the lower subadvisory fee paid by UBS Global AM to SSgA. The board also noted that the Portfolio and UBS Global AM have entered into an additional fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse expenses so that the total operating expenses of each class of the Portfolio through December 1, 2005 (excluding interest expense, if any) would not exceed 1.30% for Class A, 2.16% for Class B, 2.11% for Class C, 0.93% for Class Y and 1.05% for Class P. The board also considered that the Portfolio has agreed to repay UBS Global AM for those reimbursed expenses if the Portfolio can do so over the following three fiscal years without causing its expenses in any of those years to exceed these expense caps. The comparative Lipper information showed that the Portfolio's Contractual Management Fee was in the fourth quintile but that its Actual Management Fee was in the third quintile in the Portfolio's Expense Group for the comparison periods utilized in the Lipper report. The board also noted that the Portfolio's total expenses were in the third quintile in the Portfolio's Expense Group for the comparison periods utilized in the Lipper report.

--------------------------------------------------------------------------------

UBS PACE SELECT ADVISORS TRUST

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (UNAUDITED)

Taking all of the above into consideration, the board determined that the management fee paid to UBS Global AM and the subadvisory fees paid to each of GEAM, Marsico and SSgA were reasonable in light of the nature, extent and quality of the services provided to the Portfolio under the Investment Management and Administration Agreement and the Subadvisory Agreements, respectively.

UBS PACE SMALL/MEDIUM CO VALUE EQUITY INVESTMENTS

BACKGROUND

In approving the Investment Management and Administration Agreement and the Subadvisory Agreements with each of Ariel Capital Management, Inc. ("Ariel") and ICM Asset Management, Inc. ("ICM"), the board, including the Independent Trustees also considered the following factors:

PORTFOLIO PERFORMANCE

The comparative Lipper information showed that the Portfolio's performance was in the third quintile for the one-year period, the fifth quintile for the three-year period and the fourth quintile since inception. Based on its review, the board concluded that the Portfolio's investment performance was satisfactory.

MANAGEMENT AND SUBADVISORY FEES AND EXPENSE RATIOS

In addition to the Contractual and Actual Management Fees, the board noted that the Portfolio and UBS Global AM have entered into a fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse expenses so that the total operating expenses of each class of the fund through December 1, 2005 (excluding interest expense, if any) would not exceed 1.42% for Class A, 2.21% for Class B, 2.19% for Class C, 1.19% for Class Y and 1.16% for Class P. The board also considered that the Portfolio has agreed to repay UBS Global AM for those reimbursed expenses if the Portfolio can do so over the following three fiscal years without causing its expenses in any of those years to exceed these expense caps. The comparative Lipper information showed that the Portfolio's Contractual Management Fee was in the second quintile and that its Actual Management Fee was in the third quintile in the Portfolio's Expense Group for the comparison periods utilized in the Lipper report. The board also noted that the Portfolio's total expenses were in the third quintile in the Portfolio's Expense Group for the comparison periods utilized in the Lipper report.

Taking all of the above into consideration, the board determined that the management fee paid to UBS Global AM and the subadvisory fees paid to each of Ariel and ICM were reasonable in light of the nature, extent and quality of the services provided to the Portfolio under the Investment Management and Administration Agreement and the Subadvisory Agreements, respectively.

UBS PACE SMALL/MEDIUM CO GROWTH EQUITY INVESTMENTS

In approving the Investment Management and Administration Agreement and the Subadvisory Agreement with Delaware Management Company, the board, including the Independent Trustees also considered the following factors:

PORTFOLIO PERFORMANCE

The comparative Lipper information showed that the Portfolio's performance was in the third quintile for the one-year period and the second quintile for the three-year period and since inception. Based on its review, the board concluded that the Portfolio's investment performance was satisfactory.

MANAGEMENT AND SUBADVISORY FEES AND EXPENSE RATIOS

In addition to the Contractual and Actual Management Fees, the board noted that the Portfolio and UBS Global AM have entered into a fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse expenses so that the total operating expenses of each class of the Portfolio through December 1, 2005 (excluding interest expense, if any) would not exceed 1.41% for Class A, 2.27% for Class B, 2.20% for Class C, 1.29% for Class Y and 1.13% for Class P. The board also considered that the Portfolio has agreed to repay UBS Global AM for those reimbursed expenses if the Portfolio

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

UBS PACE SELECT ADVISORS TRUST

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (UNAUDITED)

can do so over the following three fiscal years without causing its expenses in any of those years to exceed these expense caps. The comparative Lipper information showed that the Portfolio's Contractual Management Fee and Actual Management Fee were each in the second quintile in the Portfolio's Expense Group for the comparison periods utilized in the Lipper report. The board also noted that the Portfolio's total expenses were in the third quintile in the Portfolio's Expense Group for the comparison periods utilized in the Lipper report.

Taking all of the above into consideration, the board determined that the management fee and the subadvisory fee were reasonable in light of the nature, extent and quality of the services provided to the Portfolio under the Investment Management and Administration Agreement and the Subadvisory Agreement, respectively.

UBS PACE INTERNATIONAL EQUITY INVESTMENTS

In approving the Investment Management and Administration Agreement and the Subadvisory Agreements with each of Martin Currie Inc. ("Martin Currie"), Mondrian Investment Partners ("Mondrian") and JP Morgan Asset Management
("JP Morgan"), the board, including the Independent Trustees also considered the following factors:

PORTFOLIO PERFORMANCE

The comparative Lipper information showed that the Portfolio's performance was in the first quintile for the one- and three-year periods and since inception. In its review, the board also noted that Mondrian and JP Morgan Fleming had become Subadvisers to the Portfolio relatively recently, joining Martin Currie. Based on its review, the board concluded that the Portfolio's investment performance was satisfactory.

MANAGEMENT AND SUBADVISORY FEES AND EXPENSE RATIOS

In addition to the Contractual and Actual Management Fees, the board noted that the Portfolio and UBS Global AM have entered into a fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse expenses so that the total operating expenses of each class of the Portfolio through December 1, 2005 (excluding interest expense, if any) would not exceed 1.65% for Class A, 2.65% for Class B, 2.47% for Class C, 1.22% for Class Y and 1.40% for Class P. The board also considered that the Portfolio has agreed to repay UBS Global AM for those reimbursed expenses if the Portfolio can do so over the following three fiscal years without causing its expenses in any of those years to exceed these expense caps. The comparative Lipper information showed that the Portfolio's Contractual Management Fee and Actual Management Fee were each in the third quintile in the Portfolio's Expense Group for the comparison periods utilized in the Lipper report. The board also noted that the Portfolio's total expenses were in the fourth quintile in the Portfolio's Expense Group for the comparison periods utilized in the Lipper report. Management explained that the Portfolio's total expenses were slightly higher than the average in its Expense Group at least partly due to the Portfolio's higher custodian fees because accounting costs are also included in the Portfolio's custodian fees, which may not be the case for some of its peers in the Portfolio's Expense Group. Also, the Portfolio was smaller than many of its peers, resulting in relatively higher fixed costs.

Taking all of the above into consideration, the board determined that the management fee paid to UBS Global AM and the subadvisory fees paid to each of Martin Currie, Mondrian and JP Morgan were reasonable in light of the nature, extent and quality of the services provided to the Portfolio under the Investment Management and Administration Agreement and the Subadvisory Agreements, respectively.

UBS PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS

In approving the Investment Management and Administration Agreement and the Subadvisory Agreements with each of Gartmore Global Partners ("Gartmore") and Mondrian, the board, including the Independent Trustees also considered the following factors:

PORTFOLIO PERFORMANCE

The comparative Lipper information showed that the Portfolio's performance was in the fourth quintile for the one-year period and the fifth quintile for the three-year period and since inception. The board questioned management regarding the Portfolio's performance. Management noted that, based on management's and the board's review of the performance of a previous subadviser to the Portfolio, management, with the board's authorization, had replaced that subadviser with Mondrian in September 2004. Management noted that it believed the Portfolio's underperformance relative to peers could be attributed most recently to sub-par performance by the previous

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                                                                             249
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UBS PACE SELECT ADVISORS TRUST

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (UNAUDITED)

subadviser, and that Mondrian's greater value orientation (complementary to Gartmore's growth orientation) was at least in part responsible for the Portfolio's improved relative performance in the one-year period, as management had witnessed a modest uptick in relative performance. Management also noted that the environment for emerging markets funds remained challenging, particularly for growth managers. Based on its review, the board concluded that the Portfolio's shorter-term investment performance since the replacement of the previous subadviser had been satisfactory.

MANAGEMENT AND SUBADVISORY FEES AND EXPENSE RATIOS

In addition to the Contractual and Actual Management Fees, the board noted that the Portfolio and UBS Global AM have entered into a fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse expenses so that the total operating expenses of each class of the Portfolio through December 1, 2005 (excluding interest expense, if any) would not exceed 2.26% for Class A, 3.03% for Class B, 3.05% for Class C, 2.07% for Class Y and 2.00% for Class P. The board also considered that the Portfolio has agreed to repay UBS Global AM for those reimbursed expenses if the Portfolio can do so over the following three fiscal years without causing its expenses in any of those years to exceed these expense caps. The comparative Lipper information showed that the Portfolio's Contractual Management Fee was in the first quintile and its Actual Management Fee was in the second quintile in the Portfolio's Expense Group for the comparison periods utilized in the Lipper report. The board also noted that the Portfolio's total expenses were in the fifth quintile in the Portfolio's Expense Group for the comparison periods utilized in the Lipper report. Management explained that one reason for the Portfolio's relatively high total expenses was that the Portfolio's custodian fees appear to be higher than those of other funds in its Expense Group because accounting costs are also included in the Portfolio's custodian fees, which may not be the case for some of its peers in the Portfolio's Expense Group. UBS Global AM also noted that relatively smaller shareholder accounts, as explained above for UBS PACE Government Securities Fixed Income Investments, resulted in higher transfer agency and related service fees and other fixed expenses.

Taking all of the above into consideration, the board determined that the management fee paid to UBS Gloabl AM and the subadvisory fees paid to each of Mondrian and Gartmore were reasonable in light of the nature, extent and quality of the services provided to the Portfolio under the Investment Management and Administration Agreement and the Subadvisory Agreements, respectively.

UBS PACE MONEY MARKET INVESTMENTS

In approving the Investment Management and Administration Agreement, the board, including the Independent Trustees also considered the following factors:

PORTFOLIO PERFORMANCE

The comparative Lipper information showed that the Portfolio's performance was in the second quintile for the one- and three-year periods and since inception and in the first quintile for the five-year period. Based on its review, the board concluded that the Portfolio's investment performance was satisfactory.

MANAGEMENT FEES AND EXPENSE RATIOS

In addition to the Contractual and Actual Management Fees, the board also considered that UBS Global AM had entered into a fee waiver/expense reimbursement agreement with the Portfolio under which UBS Global AM is contractually obligated to waive its management fees and/or reimburse the Portfolio so that the total operating expenses of the Portfolio through December 1, 2005 (excluding interest expense, if any) would not exceed 0.60%. The board also considered that the Portfolio has agreed to repay UBS Global AM for those reimbursed expenses if the Portfolio can do so over the following three fiscal years without causing its expenses in any of those years to exceed this expense cap. The comparative Lipper information showed that the Portfolio's Contractual Management Fee was in the second quintile and the Actual Management Fee was in the first quintile in the Portfolio's Expense Group for the comparison periods utilized in the Lipper report. The board also noted that the Portfolio's total expenses were in the third quintile in the Portfolio's Expense Group for the comparison periods utilized in the Lipper report.

Taking all of the above into consideration, the board determined that the management fee was reasonable in light of the nature, extent and quality of the services provided to the Portfolio under the Investment Management and Administration Agreement.

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

UBS PACE SELECT ADVISORS TRUST

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (UNAUDITED)

In light of all of the foregoing, the board approved the Investment Management and Administration Agreement with respect to each Portfolio and, for those Portfolios with Subadvisers, the Subadvisory Agreement(s) to continue for another year.

No single factor reviewed by the board was identified by the board as the principal factor in determining whether to approve the Investment Management and Administration Agreement with respect to a Portfolio or, for the subadvised Portfolios, the Subadvisory Agreements. The Independent Trustees were advised by separate independent legal counsel throughout the process. The board discussed the proposed continuance of the Investment Management and Administration Agreement and the Subadvisory Agreements in a private session with their independent legal counsel at which no representatives of UBS Global AM were present.

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                                                                             251

UBS PACE SELECT ADVISORS TRUST

SUPPLEMENTAL INFORMATION (UNAUDITED)

BOARD OF TRUSTEES & OFFICERS

The Trust is governed by a Board of Trustees which oversees the Portfolios' operations. Each Trustee serves an indefinite term of office. Officers are appointed by the Trustees and serve at the pleasure of the Board. The table below shows, for each Trustee and Officer, his or her name, address and age, the position held with the Trust, the length of time served as a Trustee and Officer of the Trust, the Trustee's or Officer's principal occupations during the last five years, the number of portfolios in the UBS fund complex overseen by the Trustee or for which a person served as an Officer, and other directorships held by the Trustee.

The Trust's Statement of Additional Information contains additional information about the Trustees and is available, without charge, upon request by calling 1-800-647 1568.

INTERESTED TRUSTEES

                                         TERM OF
                          POSITION(S)  OFFICE+ AND                                           NUMBER OF
     NAME, ADDRESS,        HELD WITH    LENGTH OF      PRINCIPAL OCCUPATION(S)      PORTFOLIOS IN FUND COMPLEX  OTHER DIRECTORSHIPS
       AND AGE               TRUST     TIME SERVED      DURING PAST 5 YEARS            OVERSEEN BY TRUSTEE        HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Margo N. Alexander++; 58  Trustee      Since 1995   Mrs.Alexander is retired. She   Mrs. Alexander is a         None
c/o UBS Global Asset                                was an executive vice           director or trustee of 16
Management                                          president of UBS Financial      investment companies
51 West 52nd Street                                 Services Inc. (from March 1984  (consisting of 33
New York, NY 10019                                  to December 2002). She was      portfolios) for which UBS
                                                    chief executive officer (from   Global AM or one of its
                                                    January 1995 to October 2000),  affiliates serves as
                                                    a director (from January 1995   investment advisor,
                                                    to September 2001) and          sub-advisor or manager.
                                                    chairman (from March 1999 to
                                                    September 2001) of UBS Global
                                                    AM (formerly known as Mitchell
                                                    Hutchins Asset Management
                                                    Inc.)

Meyer Feldberg+++; 63     Trustee      Since 1997   Professor Feldberg is a senior  Professor Feldberg is a     Professor Feldberg
Morgan Stanley                                      advisor to Morgan Stanley       director or trustee of 30   is also a director
1585 Broadway                                       (financial services) (since     investment companies        of Primedia Inc.
33rd Floor                                          March 2005). He is also Dean    (consisting of 47           (publishing),
New York, NY 10036                                  Emeritus and Sanford Bernstein  portfolios) for which UBS   Federated Department
                                                    Professor of Leadership and     Global AM or one of its     Stores, Inc.
                                                    Ethics at Columbia Business     affiliates serves as        (operator of
                                                    School, although on a two year  investment advisor, sub-    department stores),
                                                    leave of absence. Prior to      advisor or manager.         Revlon, Inc.
                                                    July 2004, he was Dean and                                  (cosmetics) and
                                                    Professor of Management of the                              SAPPI, Ltd.
                                                    Graduate School of Business at                              (producer of paper).
                                                    Columbia University (since
                                                    1989).

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

UBS PACE SELECT ADVISORS TRUST

SUPPLEMENTAL INFORMATION (UNAUDITED)

INDEPENDENT TRUSTEES

                                         TERM OF
                          POSITION(S)  OFFICE+ AND                                           NUMBER OF
     NAME, ADDRESS,        HELD WITH    LENGTH OF      PRINCIPAL OCCUPATION(S)      PORTFOLIOS IN FUND COMPLEX  OTHER DIRECTORSHIPS
       AND AGE               TRUST     TIME SERVED      DURING PAST 5 YEARS            OVERSEEN BY TRUSTEE        HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Richard Q. Armstrong; 70  Trustee and  Since 2001   Mr. Armstrong is chairman and   Mr. Armstrong is a          None
c/o Willkie Farr &        Chairman of  Trustee      principal of R.Q.A.             director or trustee of 16
Gallagher LLP             the Board    Since 2004   Enterprises (management         investment companies
787 Seventh Avenue        of Trustees  (Chairman    consulting firm) (since April   (consisting of 33
New York, NY 10019-6099                of the       1991 and principal occupation   portfolios) for which UBS
                                       Board of     since March 1995).              Global AM or one of its
                                       Trustees)                                    affiliates serves as
                                                                                    investment advisor,
                                                                                    sub-advisor or manager.

David J. Beaubien; 71     Trustee      Since 1995   Mr. Beaubien is retired (since  Mr. Beaubien is a director  Mr. Beaubien is also
84 Doane Road                                       2003). He was chairman of       or trustee of 16            a director of IEC
Ware, MA 01082                                      Yankee Environmental Systems,   investment companies        Electronics, Inc., a
                                                    Inc., a manufacturer of         (consisting of 33           manufacturer of
                                                    meteorological measuring        portfolios) for which UBS   electronic
                                                    systems (since 1991).           Global AM or one of its     assemblies.
                                                                                    affiliates serves as
                                                                                    investment advisor,
                                                                                    sub-advisor or manager.

Richard R. Burt; 58       Trustee      Since 1995   Mr. Burt is chairman of         Mr. Burt is a director or   Mr. Burt is also a
1275 Pennsylvania Ave.,                             Diligence LLC (international    trustee of 16 investment    director of
  N.W.                                              information and security firm)  companies (consisting of    Hollinger
Washington, D.C. 20004                              and IEP Advisors                33 portfolios) for which    International Inc.
                                                    (international investments and  UBS Global AM or one of     (publishing), HCL
                                                    consulting firm).               its affiliates serves as    Technologies, Ltd.
                                                                                    investment advisor,         (software and
                                                                                    sub-advisor or manager.     information
                                                                                                                technologies), The
                                                                                                                Central European
                                                                                                                Fund, Inc., The
                                                                                                                Germany Fund, Inc.,
                                                                                                                IGT, Inc. (provides
                                                                                                                technology to gaming
                                                                                                                and wagering
                                                                                                                industry) and
                                                                                                                chairman of Weirton
                                                                                                                Steel Corp. (makes
                                                                                                                and finishes steel
                                                                                                                products). He is
                                                                                                                also a director or
                                                                                                                trustee of funds in
                                                                                                                the Scudder Mutual
                                                                                                                Funds Family
                                                                                                                (consisting of 52
                                                                                                                portfolios).

William D. White; 71      Trustee      Since 1995   Mr. White is retired (since     Mr. White is a director or  None
P.O. Box 199                                        1994).                          trustee of 16 investment
Upper Black Eddy,                                                                   companies (consisting of
PA 18972                                                                            33 portfolios) for which
                                                                                    UBS Global AM or one of
                                                                                    its affiliates serves as
                                                                                    investment advisor,
                                                                                    sub-advisor or manager.

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UBS PACE SELECT ADVISORS TRUST

SUPPLEMENTAL INFORMATION (UNAUDITED)

OFFICERS

                                                  TERM OF                    PRINCIPAL OCCUPATION(S)
                               POSITION(S)      OFFICE+ AND                   DURING PAST 5 YEARS;
     NAME, ADDRESS,            HELD WITH         LENGTH OF             NUMBER OF PORTFOLIOS IN FUND COMPLEX
         AND AGE                  TRUST         TIME SERVED             FOR WHICH PERSON SERVES AS OFFICER
-------------------------------------------------------------------------------------------------------------------
Joseph Allessie*; 40         Vice President   Since 2005       Mr. Allessie is a director and associate general
                             and Assistant                     counsel at UBS Global Asset Management (US) Inc. and
                             Secretary                         UBS Global Asset Management (Americas) Inc.
                                                               (collectively, "UBS Global AM--Americas region")
                                                               (since 2005). Prior to joining UBS Global
                                                               AM--Americas region, he was senior vice president
                                                               and general counsel of Kenmar Advisory Corp. (from
                                                               2004 to 2005). Prior to that Mr. Allessie was
                                                               general counsel and secretary of GAM USA Inc., GAM
                                                               Investments, GAM Services, GAM Funds, Inc. and the
                                                               GAM Avalon Funds (from 1999 to 2004). Such entities
                                                               are affiliates of UBS Global AM--Americas region.
                                                               Prior to joining GAM, Mr. Allessie was Regulatory
                                                               Officer to the State of New Jersey, Department of
                                                               Law and Public Safety, Bureau of Securities (from
                                                               1993 to 1999). Mr. Allessie is a vice president and
                                                               assistant secretary of 20 investment companies
                                                               (consisting of 75 portfolios) for which UBS Global
                                                               AM--Americas region or one of its affiliates serves
                                                               as investment advisor, sub-advisor or manager.

W. Douglas Beck*; 38         President        Since 2005       Mr. Beck is an executive director and head of
                                                               product development and management for UBS Global
                                                               AM--Americas region (since 2002). From March 1998 to
                                                               November 2002, he held various positions at Merrill
                                                               Lynch, the most recent being first vice president
                                                               and co-manager of the managed solutions group. Mr.
                                                               Beck is president of 20 investment companies
                                                               (consisting of 75 portfolios) for which UBS Global
                                                               AM--Americas region or one of its affiliates serves
                                                               as investment advisor, sub-advisor or manager, and
                                                               was vice president of such investment companies from
                                                               2003 to 2005.

Thomas Disbrow*; 39          Vice President   Since 2000       Mr. Disbrow is a director, head of retail mutual
                             and Treasurer    (Vice            fund operations and co-head of the mutual fund
                                              President)       finance department of UBS Global AM--Americas
                                              Since 2004       region. Prior to November 1999, he was a vice
                                              (Treasurer)      president of Zweig/Glaser Advisers. Mr. Disbrow is a
                                                               vice president and treasurer of 16 investment
                                                               companies (consisting of 33 portfolios) and vice
                                                               president and assistant treasurer of four investment
                                                               companies (consisting of 42 portfolios) for which
                                                               UBS Global AM--Americas region or one of its
                                                               affiliates serves as investment advisor, sub-advisor
                                                               or manager.

Mark F. Kemper**; 47         Vice President   Since 2004       Mr. Kemper is general counsel of UBS Global
                             and Secretary                     AM--Americas region (since July 2004). Mr. Kemper
                                                               also is an executive director of UBS Global
                                                               AM--Americas region. He was deputy general counsel
                                                               of UBS Global Asset Management (Americas) Inc. ("UBS
                                                               Global AM--Americas") from July 2001 to July 2004.
                                                               He has been secretary of UBS Global AM--Americas
                                                               since 1999 and assistant secretary of UBS Global
                                                               Asset Management Trust Company since 1993. Mr.
                                                               Kemper is secretary of UBS Global AM--Americas
                                                               region (since 2004). Mr. Kemper is vice president
                                                               and secretary of 20 investment companies (consisting
                                                               of 75 portfolios) for which UBS Global AM--Americas
                                                               region or one of its affiliates serves as investment
                                                               advisor, sub-advisor or manager.

Joanne M. Kilkeary*; 37      Vice President   Since 1999       Ms. Kilkeary is an associate director (since 2000)
                             and Assistant                     and a senior manager (since 2004) of the mutual fund
                             Treasurer                         finance department of UBS Global AM--Americas
                                                               region. Ms. Kilkeary is a vice president and
                                                               assistant treasurer of 16 investment companies
                                                               (consisting of 33 portfolios) for which UBS Global
                                                               AM--Americas region or one of its affiliates serves
                                                               as investment advisor, sub-advisor or manager.

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254

UBS PACE SELECT ADVISORS TRUST

SUPPLEMENTAL INFORMATION (UNAUDITED)

OFFICERS (CONCLUDED)

                                                  TERM OF                    PRINCIPAL OCCUPATION(S)
                               POSITION(S)      OFFICE+ AND                   DURING PAST 5 YEARS;
     NAME, ADDRESS,            HELD WITH         LENGTH OF             NUMBER OF PORTFOLIOS IN FUND COMPLEX
         AND AGE                  TRUST         TIME SERVED             FOR WHICH PERSON SERVES AS OFFICER
-------------------------------------------------------------------------------------------------------------------
Joseph T. Malone*; 38        Vice President   Since 2004       Mr. Malone is a director and co-head of the mutual
                             and Assistant                     fund finance department of UBS Global AM--Americas
                             Treasurer                         region. From August 2000 through June 2001, he was
                                                               the controller at AEA Investors Inc. From March 1998
                                                               to August 2000, Mr. Malone was a manager within the
                                                               investment management services practice of
                                                               PricewaterhouseCoopers LLC. Mr. Malone is vice
                                                               president and assistant treasurer of 16 investment
                                                               companies (consisting of 33 portfolios) and vice
                                                               president, treasurer and principal accounting
                                                               officer of four investment companies (consisting of
                                                               42 portfolios) for which UBS Global AM--Americas
                                                               region or one of its affiliates serves as investment
                                                               advisor, sub-advisor or manager.

Michael H. Markowitz**; 40   Vice President   Since 2001       Mr. Markowitz is a managing director, portfolio
                                                               manager and head of U.S. short duration fixed income
                                                               of UBS Global AM--Americas region. Mr. Markowitz is
                                                               a vice president of five investment companies
                                                               (consisting of 21 portfolios) for which UBS Global
                                                               AM--Americas region or one of its affiliates serves
                                                               as investment advisor, sub-advisor or manager.

Joseph McGill*; 43           Vice President   Since 2004       Mr. McGill is an executive director and chief
                             and Chief                         compliance officer at UBS Global AM--Americas region
                             Compliance                        (since 2003). Prior to joining UBS Global
                             Officer                           AM--Americas region, he was Assistant General
                                                               Counsel at J.P. Morgan Investment Management (from
                                                               1999 to 2003). Mr. McGill is a vice president and
                                                               chief compliance officer of 20 investment companies
                                                               (consisting of 75 portfolios) for which UBS Global
                                                               AM--Americas region or one of its affiliates serves
                                                               as investment advisor, sub-advisor or manager.

Eric Sanders*; 39            Vice President   Since 2005       Mr. Sanders is a director and associate general
                             and Assistant                     counsel of UBS Global AM--Americas region (since
                             Secretary                         July 2005). From 1996 until June 2005, he held
                                                               various positions at Fred Alger & Company,
                                                               Incorporated, the most recent being assistant vice
                                                               president and associate general counsel. Mr. Sanders
                                                               is a vice president and assistant secretary of 16
                                                               investment companies (consisting of 33 portfolios)
                                                               for which UBS Global AM--Americas region or one of
                                                               its affiliates serves as investment advisor,
                                                               sub-advisor or manager.

Keith A. Weller*; 44         Vice President   Since 2000       Mr. Weller is an executive director and associate
                             and Assistant                     general counsel of UBS Global AM--Americas region.
                             Secretary                         Mr. Weller is a vice president and assistant
                                                               secretary of 20 investment companies (consisting of
                                                               75 portfolios) for which UBS Global AM--Americas
                                                               region or one of its affiliates serves as investment
                                                               advisor, sub-advisor or manager.

* This person's business address is 51 West 52nd Street, New York, New York 10019-6114.

** This person's business address is One North Wacker Drive, Chicago, Illinois 60606.

+ Each Trustee holds office for an indefinite term. Each Trustee who has attained the age of seventy-two (72) years will be subject to retirement on the last day of the month in which he or she attains such age. Officers of the Trust are appointed by the Trustees and serve at the pleasure of the board.

++ Mrs. Alexander is deemed an "interested person" of the Trust as defined in the Investment Company Act because an immediate family member is an employee of an affiliate of UBS Global AM.

+++ Professor Feldberg is deemed an "interested person" of the Trust as defined in the Investment Company Act because he is a senior advisor to Morgan Stanley, a financial services firm with which the Trust may conduct transactions.

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                                                                             255

                      (This page intentionally left blank)

[UBS GLOBAL ASSET MANAGEMENT LOGO]


(C)2005 UBS Global Asset Management (US) Inc.
UBS Global Asset Management (US) Inc. is a subsidiary of UBS AG.
All Rights Reserved
www.ubs.com

[UBS LOGO]

                                                               Presorted
                                                               Standard
                                                             U.S. Postage
                                                                 PAID
                                                             Smithtown, NY
                                                              Permit 700


UBS GLOBAL ASSET MANAGEMENT (US) INC.
51 West 52nd Street
New York, New York 10019-6114

[UBS GLOBAL ASSET MANAGEMENT LOGO]

UBS PACE MONEY MARKET INVESTMENTS

Annual Report

July 31, 2005

UBS PACE MONEY MARKET INVESTMENTS

September 15, 2005

DEAR SHAREHOLDER,

We present you with the annual report for UBS PACE Money Market Investments for the fiscal year ended July 31, 2005.

PERFORMANCE

For the fiscal year ended July 31, 2005, the Portfolio returned 1.80% (before the deduction of the maximum UBS PACE program fee; after the deduction of the maximum program fee, the Portfolio returned 0.29%.) In comparison, the 90-Day US T-Bill Index and the Lipper Money Market Funds median returned 2.20% and 1.60%, respectively. (Returns over various time periods are shown in the "Performance At A Glance" table on page 5. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions.)

MARKET REVIEW

The US economy faced a number of challenges during the reporting period, including record high energy prices, rising interest rates, a mixed job market, uncertainty surrounding the US presidential election and geopolitical events. Despite these issues, the economy proved to be surprisingly resilient. Following a 3.3% gain in the second quarter of 2004, gross domestic product (GDP) was a robust 4.0% in the third quarter and 3.8% in both the fourth quarter of 2004 and the first quarter of 2005. The preliminary estimate for second quarter GDP growth was 3.3%, a slight decline from previous quarters, but still a solid number.

Given the strength of the economy, it became increasingly clear that the Federal Reserve Board's (the "Fed") accommodative monetary policy would change, and it would begin to raise interest rates in an attempt to ward off a potential increase in inflation. As expected, the Fed raised the federal funds rate (or "fed funds" rate)--the rate that banks charge one another for funds they

[SIDENOTE]

UBS PACE SELECT ADVISORS TRUST--UBS PACE MONEY MARKET INVESTMENTS

INVESTMENT ADVISOR:

UBS Global Asset Management (US) Inc.

PORTFOLIO MANAGER:

Michael H. Markowitz

OBJECTIVE:

Current income consistent with preservation of capital and liquidity.

INVESTMENT PROCESS:

The Portfolio is a money market mutual fund and seeks to maintain a stable price of $1.00 per share, although it may be possible to lose money by investing in this Portfolio. The Portfolio invests in a diversified portfolio of high-quality money market instruments of governmental and private issuers. Security selection is based on the assessment of relative values and changes in market and economic conditions.

--------------------------------------------------------------------------------

UBS PACE MONEY MARKET INVESTMENTS

borrow on an overnight basis--from 1.00% to 1.25% at the end of June 2004. This was the first rate hike in four years.

The Fed again raised rates in 0.25% increments on eight more occasions over the fiscal year, bringing the fed funds rate to 3.25%. Coinciding with its last rate hike in June 2005, the Fed said, "Although energy prices have risen further, the expansion remains firm and labor market conditions continue to improve gradually. Pressures on inflation have stayed elevated, but longer-term inflation expectations remain well contained." The Fed also said it expected to raise rates at a "measured" pace, which it did by raising rates another 0.25% to 3.50% on August 9, after the period closed.

ADVISOR'S COMMENTS

For the first half of the fiscal year, we employed a "barbell" strategy by purchasing securities at both ends of the maturity spectrum. Our longer-term securities, with maturities up to one year, were used to lock in higher rates, while our shorter-term securities, with maturities of one month or less, provided liquidity and gave us the ability to reinvest at higher yields as the Fed increased interest rates.

However, as the period progressed, we let the Portfolio's weighted average maturity drift shorter, in order to take advantage of the rising rate environment. In particular, we targeted securities maturing around the dates of the Fed meetings in order to maximize our ability to capture higher yields. We also moved from our barbell structure to a more "bulleted" yield curve position, in which we emphasized securities with three- to six-month maturities. Generally, a bullet strategy performs better in a rising-rate environment.

We maintained our strategy of emphasizing quality and liquidity throughout the year. In doing so, we continued to concentrate a portion of the Portfolio's holdings in high-quality sectors, including US government and agency securities, certificates of deposit and short-term corporate obligations. We also held a large portion of the Portfolio in commercial paper which, in the environment that characterized much of the period, offered a yield advantage. This positioning helped maintain the Portfolio's overall level of diversification and allowed us to meet our liquidity requirements.

--------------------------------------------------------------------------------
2

UBS PACE MONEY MARKET INVESTMENTS

As always, we appreciate the opportunity to help you achieve your financial goals. If you have any questions about UBS PACE Money Market Investments, please contact your financial advisor.

Sincerely,

/s/ W. Douglas Beck

W. Douglas Beck, CFA
PRESIDENT
UBS PACE Select Advisors Trust
EXECUTIVE DIRECTOR
UBS Global Asset Management (US) Inc.

/s/ Michael H. Markowitz

Michael H. Markowitz
PORTFOLIO MANAGER
UBS PACE Money Market Investments
MANAGING DIRECTOR
UBS Global Asset Management (US) Inc.

This letter is intended to assist shareholders in understanding how the Portfolio performed during the fiscal year ended July 31, 2005. The views and opinions in this letter were current as of September 15, 2005. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Portfolio's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

--------------------------------------------------------------------------------

UBS PACE MONEY MARKET INVESTMENTS

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE PORTFOLIO AND THE 90-DAY U.S. T-BILL INDEX

                   UBS PACE MONEY MARKET INVESTMENTS      UBS PACE MONEY MARKET INVESTMENTS
                 (WITHOUT MAXIMUM UBS PACE PROGRAM FEE)  (WITH MAXIMUM UBS PACE PROGRAM FEE)   90-DAY U.S. T-BILL INDEX
August-95                    $       10,000                         $       10,000                   $      10,000
September-95                 $       10,045                         $       10,033                   $      10,045
October-95                   $       10,090                         $       10,065                   $      10,091
November-95                  $       10,134                         $       10,096                   $      10,135
December-95                  $       10,179                         $       10,129                   $      10,182
January-96                   $       10,223                         $       10,160                   $      10,228
February-96                  $       10,263                         $       10,187                   $      10,269
March-96                     $       10,306                         $       10,216                   $      10,313
April-96                     $       10,347                         $       10,244                   $      10,355
May-96                       $       10,389                         $       10,273                   $      10,400
June-96                      $       10,431                         $       10,302                   $      10,444
July-96                      $       10,475                         $       10,332                   $      10,489
August-96                    $       10,518                         $       10,362                   $      10,535
September-96                 $       10,561                         $       10,391                   $      10,580
October-96                   $       10,605                         $       10,421                   $      10,626
November-96                  $       10,649                         $       10,452                   $      10,671
December-96                  $       10,693                         $       10,481                   $      10,717
January-97                   $       10,738                         $       10,512                   $      10,763
February-97                  $       10,779                         $       10,540                   $      10,805
March-97                     $       10,825                         $       10,571                   $      10,852
April-97                     $       10,871                         $       10,603                   $      10,898
May-97                       $       10,918                         $       10,636                   $      10,947
June-97                      $       10,965                         $       10,668                   $      10,993
July-97                      $       11,013                         $       10,701                   $      11,040
August-97                    $       11,062                         $       10,735                   $      11,088
September-97                 $       11,109                         $       10,768                   $      11,135
October-97                   $       11,158                         $       10,801                   $      11,183
November-97                  $       11,206                         $       10,835                   $      11,230
December-97                  $       11,257                         $       10,870                   $      11,279
January-98                   $       11,307                         $       10,904                   $      11,329
February-98                  $       11,353                         $       10,935                   $      11,374
March-98                     $       11,403                         $       10,969                   $      11,424
April-98                     $       11,451                         $       11,002                   $      11,473
May-98                       $       11,501                         $       11,036                   $      11,522
June-98                      $       11,550                         $       11,070                   $      11,570
July-98                      $       11,601                         $       11,104                   $      11,619
August-98                    $       11,652                         $       11,139                   $      11,668
September-98                 $       11,701                         $       11,172                   $      11,716
October-98                   $       11,749                         $       11,204                   $      11,763
November-98                  $       11,795                         $       11,234                   $      11,806
December-98                  $       11,844                         $       11,266                   $      11,850
January-99                   $       11,890                         $       11,296                   $      11,894
February-99                  $       11,931                         $       11,322                   $      11,935
March-99                     $       11,977                         $       11,350                   $      11,980
April-99                     $       12,021                         $       11,378                   $      12,025
May-99                       $       12,068                         $       11,407                   $      12,071
June-99                      $       12,113                         $       11,436                   $      12,116
July-99                      $       12,161                         $       11,467                   $      12,163
August-99                    $       12,211                         $       11,499                   $      12,211
September-99                 $       12,260                         $       11,531                   $      12,259
October-99                   $       12,311                         $       11,565                   $      12,309
November-99                  $       12,362                         $       11,599                   $      12,359
December-99                  $       12,418                         $       11,637                   $      12,411
January-00                   $       12,475                         $       11,675                   $      12,466
February-00                  $       12,529                         $       11,711                   $      12,519
March-00                     $       12,587                         $       11,750                   $      12,578
April-00                     $       12,645                         $       11,790                   $      12,637
May-00                       $       12,707                         $       11,833                   $      12,699
June-00                      $       12,771                         $       11,877                   $      12,758
July-00                      $       12,837                         $       11,924                   $      12,820
August-00                    $       12,904                         $       11,972                   $      12,884
September-00                 $       12,970                         $       12,018                   $      12,948
October-00                   $       13,038                         $       12,065                   $      13,016
November-00                  $       13,104                         $       12,112                   $      13,082
December-00                  $       13,173                         $       12,160                   $      13,151
Jan-2001                     $       13,238                         $       12,204                   $      13,219
Feb-2001                     $       13,293                         $       12,241                   $      13,276
Mar-2001                     $       13,350                         $       12,277                   $      13,334
Apr-2001                     $       13,402                         $       12,309                   $      13,385
May-2001                     $       13,450                         $       12,338                   $      13,434
Jun-2001                     $       13,494                         $       12,363                   $      13,478
Jul-2001                     $       13,536                         $       12,386                   $      13,520
Aug-2001                     $       13,576                         $       12,407                   $      13,561
Sep-2001                     $       13,611                         $       12,424                   $      13,600
Oct-2001                     $       13,641                         $       12,435                   $      13,636
Nov-2001                     $       13,667                         $       12,444                   $      13,665
Dec-2001                     $       13,691                         $       12,450                   $      13,689
Jan-2002                     $       13,712                         $       12,452                   $      13,710
Feb-2002                     $       13,729                         $       12,454                   $      13,728
Mar-2002                     $       13,748                         $       12,455                   $      13,749
Apr-2002                     $       13,766                         $       12,456                   $      13,768
May-2002                     $       13,784                         $       12,456                   $      13,789
Jun-2002                     $       13,802                         $       12,457                   $      13,809
Jul-2002                     $       13,819                         $       12,457                   $      13,829
Aug-2002                     $       13,836                         $       12,456                   $      13,849
Sep-2002                     $       13,852                         $       12,455                   $      13,868
Oct-2002                     $       13,868                         $       12,454                   $      13,887
Nov-2002                     $       13,882                         $       12,451                   $      13,905
Dec-2002                     $       13,894                         $       12,446                   $      13,922
Jan-2003                     $       13,904                         $       12,439                   $      13,937
Feb-2003                     $       13,912                         $       12,432                   $      13,950
Mar-2003                     $       13,921                         $       12,424                   $      13,964
Apr-2003                     $       13,930                         $       12,416                   $      13,977
May-2003                     $       13,938                         $       12,408                   $      13,991
Jun-2003                     $       13,946                         $       12,399                   $      14,003
Jul-2003                     $       13,952                         $       12,389                   $      14,016
Aug-2003                     $       13,957                         $       12,378                   $      14,027
Sep-2003                     $       13,963                         $       12,368                   $      14,038
Oct-2003                     $       13,969                         $       12,357                   $      14,049
Nov-2003                     $       13,974                         $       12,347                   $      14,060
Dec-2003                     $       13,980                         $       12,337                   $      14,071
Jan-2004                     $       13,986                         $       12,326                   $      14,082
Feb-2004                     $       13,991                         $       12,316                   $      14,093
Mar-2004                     $       13,997                         $       12,305                   $      14,104
Apr-2004                     $       14,002                         $       12,295                   $      14,115
May-2004                     $       14,008                         $       12,284                   $      14,126
Jun-2004                     $       14,015                         $       12,275                   $      14,137
Jul-2004                     $       14,023                         $       12,267                   $      14,151
Aug-2004                     $       14,033                         $       12,256                   $      14,166
Sep-2004                     $       14,045                         $       12,251                   $      14,183
Oct-2004                     $       14,059                         $       12,248                   $      14,202
Nov-2004                     $       14,075                         $       12,246                   $      14,222
Dec-2004                     $       14,093                         $       12,247                   $      14,246
Jan-2005                     $       14,114                         $       12,250                   $      14,271
Feb-2005                     $       14,135                         $       12,252                   $      14,296
Mar-2005                     $       14,159                         $       12,258                   $      14,326
Apr-2005                     $       14,185                         $       12,265                   $      14,357
May-2005                     $       14,214                         $       12,275                   $      14,392
Jun-2005                     $       14,243                         $       12,285                   $      14,425
Jul-2005                     $       14,276                         $       12,302                   $      14,462

The graph depicts the performance of UBS PACE Money Market Investments versus the 90-Day U.S. T-Bill Index from the closest month end after the inception date of the Class P shares, August 31, 1995, through July 31, 2005. Past performance does not predict future performance and the performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions. It is important to note that UBS PACE Money Market Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

--------------------------------------------------------------------------------
4

UBS PACE MONEY MARKET INVESTMENTS

PERFORMANCE AT A GLANCE (UNAUDITED)
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED 7/31/05

                                                                                            SINCE
                                                    6 MONTHS      1 YEAR     5 YEARS      INCEPTION ^
-----------------------------------------------------------------------------------------------------
UBS PACE Money Market Investments
  without maximum UBS PACE program fee*                1.15%       1.80%       2.15%         3.66%

UBS PACE Money Market Investments with
  maximum UBS PACE program fee*                        0.39        0.29        0.63          2.11

90-Day U.S. T-Bill Index**                             1.34        2.20        2.44          3.79

Lipper Money Market Funds median                       1.05        1.60        1.91          3.47

Average annual total returns for periods ended June 30, 2005, after deduction of the maximum UBS PACE program fee, were as follows: 1-year period, 0.12%; 5-year period, 0.68%; since inception, 2.12%.

For UBS PACE Money Market Investments, the 7-day current yield for the period ended July 31, 2005 was 2.75%, without maximum UBS PACE program fee. With the maximum UBS PACE program fee, the 7-day current yield was 1.25%. The Portfolio's yield quotation more closely reflects the current earnings of the Portfolio than the total return quotation. Yields will fluctuate and reflect fee waivers.

^ Since inception returns are calculated as of commencement of issuance on August 24, 1995 for UBS PACE Money Market Investments. Inception returns for the Index and Lipper median are as of the nearest month-end of the Portfolio's inception: August 31, 1995.

* The maximum annual UBS PACE program fee is 1.5% of the value of UBS PACE assets.

** 90-Day U.S. T-Bills are promissory notes issued by the U.S. Treasury and sold through competitive bidding, with a short-term maturity date, in this case, of three months. This Index is derived from secondary market interest rates as published by the Federal Reserve Bank.

Past performance does not predict future performance and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions. The return of an investment will fluctuate and the principal value of an investment could fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the payable dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

AN INVESTMENT IN UBS PACE MONEY MARKET INVESTMENTS IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO.

--------------------------------------------------------------------------------

UBS PACE MONEY MARKET INVESTMENTS

UNDERSTANDING YOUR PORTFOLIO'S EXPENSES (UNAUDITED)

As a shareholder of the Portfolio, you incur two types of costs: (1) ongoing program fees; and (2) ongoing Portfolio costs, including management fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, February 1, 2005 to July 31, 2005.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (e.g., sales loads) or program fees. Therefore, the second line in the table is useful in comparing ongoing Portfolio costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs or program fees were included, your costs would have been higher.

                                     BEGINNING          ENDING         EXPENSES PAID
                                   ACCOUNT VALUE     ACCOUNT VALUE    DURING PERIOD*
                                  FEBRUARY 1, 2005   JULY 31, 2005   2/1/05 TO 7/31/05
--------------------------------------------------------------------------------------
Class P Actual                    $       1,000.00   $    1,011.50   $            2.99

        Hypothetical (5% annual
        return before expenses)           1,000.00        1,021.82                3.01

* Expenses are equal to the Portfolio's annualized net expense ratio of 0.60%, multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half year period).

--------------------------------------------------------------------------------
6

UBS PACE MONEY MARKET INVESTMENTS

PORTFOLIO STATISTICS (UNAUDITED)

CHARACTERISTICS                                                           07/31/05
-----------------------------------------------------------------------------------
Net Assets (mm)                                                          $    227.5
Number of Securities (excluding U.S. Government Agency Obligations)              59
Weighted Average Maturity                                                   33 days

PORTFOLIO COMPOSITION*                                                    07/31/05
-----------------------------------------------------------------------------------
Commercial Paper                                                               65.3%
Certificates of Deposit                                                        19.1
U.S. Government Agency Obligations                                              8.3
Short-Term Corporate Obligations                                                5.2
Bank Note                                                                       1.8
Repurchase Agreement                                                            0.3
Money Market Funds                                                              0.2
Other Assets Less Liabilities                                                  (0.2)
-----------------------------------------------------------------------------------
TOTAL                                                                         100.0%
-----------------------------------------------------------------------------------

TOP 10 SECURITIES (EXCLUDING U.S. GOVERNMENT AGENCY OBLIGATIONS)*         07/31/05
-----------------------------------------------------------------------------------
Scaldis Capital                                                                 2.8%
First Tennessee Bank                                                            2.4
Beta Finance                                                                    2.4
Calyon                                                                          2.2
American Express                                                                2.2
National City Bank                                                              2.2
Washington Mutual Bank                                                          2.2
Atlantis One                                                                    2.2
Windmill Funding                                                                2.2
Bear Stearns                                                                    2.2
-----------------------------------------------------------------------------------
TOTAL                                                                          23.0%
-----------------------------------------------------------------------------------

* Weightings represent percentages of the Portfolio's net assets as of July 31, 2005. The Portfolio is actively managed and its composition will vary over time.

--------------------------------------------------------------------------------

UBS PACE MONEY MARKET INVESTMENTS

STATEMENT OF NET ASSETS -- JULY 31, 2005

   PRINCIPAL
    AMOUNT                                                                MATURITY         INTEREST
     (000)                                                                  DATES            RATES              VALUE
--------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS--8.35%
$         4,000    Federal Farm Credit Bank                             08/02/05                  3.540%   $     4,000,439
          6,000    Federal Home Loan Bank                               08/05/05 to               3.235 to
                                                                        10/05/05                  3.411*         5,999,139
          2,000    Federal Home Loan Bank                               10/21/05                  2.250          1,999,170
          2,000    Federal Home Loan Mortgage Corp.                     08/07/05                  3.184*         2,000,033
          2,000    Federal Home Loan Mortgage Corp.                     08/15/05                  1.500          1,999,361
          3,000    Federal National Mortgage Association                09/30/05                  2.300          3,000,000
--------------------------------------------------------------------------------------------------------------------------
Total U.S. Government Agency Obligations (cost--$18,998,142)                                                    18,998,142
--------------------------------------------------------------------------------------------------------------------------

BANK NOTE--1.76%
   BANKING-U.S.--1.76%
          4,000    Bank of America, NA
                     (cost--$4,000,000)                                 08/09/05                  3.310*         4,000,000

CERTIFICATES OF DEPOSIT--19.12%
   NON-U.S.--7.91%
          2,000    BNP Paribas                                          08/23/05                  3.204*         1,999,932
          5,000    Calyon Corporate and
                     Investment Bank                                    08/08/05                  3.150          5,000,010
          3,000    Fortis Bank NV-SA                                    07/07/06                  3.930          3,000,000
          2,000    HBOS Treasury Services PLC                           08/08/05                  2.920          2,000,000
          1,000    Natexis Banque Populaires                            09/27/05                  3.410          1,000,000
          2,000    Royal Bank of Scotland PLC                           10/03/05                  2.375          1,999,915
          3,000    UniCredito Italiano SpA                              09/26/05                  3.395*         2,999,908
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                17,999,765
--------------------------------------------------------------------------------------------------------------------------

   U.S.--11.21%
          5,000    American Express Bank,
                     Financial Services Board                           08/29/05                  3.410          5,000,000
          5,500    First Tennessee Bank N.A. (Memphis)                  08/19/05 to               3.290 to
                                                                        08/29/05                  3.380          5,500,000
          3,000    Harris Trust & Savings Bank                          08/01/05                  3.300*         3,000,000
          5,000    National City Bank                                   10/20/05                  3.550          5,000,000
          2,000    SunTrust Bank                                        10/18/05                  3.300          2,000,000
          5,000    Washington Mutual Bank                               08/01/05                  2.930          5,000,000
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                25,500,000
--------------------------------------------------------------------------------------------------------------------------
Total Certificates of Deposit (cost--$43,499,765)                                                               43,499,765
--------------------------------------------------------------------------------------------------------------------------

COMMERCIAL PAPER@--65.27%
   ASSET BACKED-BANKING--2.20%
          5,000    Atlantis One Funding                                 08/04/05                  3.120          4,998,700

--------------------------------------------------------------------------------
8

UBS PACE MONEY MARKET INVESTMENTS

STATEMENT OF NET ASSETS -- JULY 31, 2005

   PRINCIPAL
    AMOUNT                                                                MATURITY         INTEREST
     (000)                                                                  DATES            RATES              VALUE
--------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER@--(CONTINUED)
   ASSET BACKED-MISCELLANEOUS--19.74%
$         5,000    Amsterdam Funding Corp.                              08/15/05                  3.340%   $     4,993,505
          5,000    Barton Capital Corp.                                 08/08/05 to               3.170 to
                                                                        09/01/05                  3.350          4,987,845
          5,000    Falcon Asset Securitization Corp.                    09/13/05                  3.410          4,979,635
          5,000    Old Line Funding Corp.                               08/23/05 to               3.350 to
                                                                        08/25/05                  3.380          4,989,558
          5,000    Ranger Funding Co. LLC                               08/29/05                  3.400          4,986,778
          5,000    Sheffield Receivables Corp.                          08/17/05                  3.340          4,992,578
          5,000    Variable Funding Capital Corp.                       08/25/05                  3.340          4,988,866
          5,000    Windmill Funding Corp.                               08/04/05                  3.280          4,998,633
          5,000    Yorktown Capital LLC                                 08/10/05 to               3.270 to
                                                                        08/15/05                  3.330          4,994,480
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                44,911,878
--------------------------------------------------------------------------------------------------------------------------

   ASSET BACKED-SECURITIES--14.40%
          5,500    Beta Finance, Inc.                                   08/15/05 to               3.180 to
                                                                        09/12/05                  3.350          5,485,183
          2,045    Cancara Asset Securitization LLC                     08/10/05                  3.300          2,043,313
          5,000    CC (USA), Inc. (Centauri)                            08/19/05                  3.350          4,991,625
          4,000    Dorada Finance, Inc.                                 08/26/05                  3.220          3,991,056
          1,500    Grampian Funding LLC                                 10/18/05                  3.530          1,488,527
          3,500    K2 (USA) LLC                                         08/15/05 to               3.060 to
                                                                        08/30/05                  3.250          3,493,174
          6,300    Scaldis Capital LLC                                  08/19/05 to               3.350 to
                                                                        08/25/05                  3.400          6,288,097
          5,000    Solitaire Funding LLC                                08/04/05 to               3.290 to
                                                                        10/03/05                  3.440          4,975,646
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                32,756,621
--------------------------------------------------------------------------------------------------------------------------

   BANKING-NON-U.S.--11.18%
          5,000    Alliance & Leicester PLC                             08/17/05                  3.180          4,992,933
          5,000    Bank of Ireland                                      08/22/05                  3.360          4,990,200
          4,000    Caisse Nationale des Caisses d'Epargne
                     et de Prevoyance                                   08/08/05                  3.180          3,997,527
          5,000    Credit Suisse First Boston/New York                  08/22/05                  3.370          4,990,171
          1,500    HBOS Treasury Services PLC                           09/02/05                  3.370          1,495,507
          5,000    Westpac Trust Securities NZ Ltd.                     09/14/05 to               3.340 to
                                                                        10/14/05                  3.445          4,970,591
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                25,436,929
--------------------------------------------------------------------------------------------------------------------------

   BANKING-U.S.--8.99%
          4,000    ABN-AMRO N.A. Finance, Inc.                          08/15/05                  3.300          3,994,867
          2,000    CBA (Delaware) Finance, Inc.                         08/15/05                  3.330          1,997,410

--------------------------------------------------------------------------------

UBS PACE MONEY MARKET INVESTMENTS

STATEMENT OF NET ASSETS -- JULY 31, 2005

   PRINCIPAL
    AMOUNT                                                                MATURITY         INTEREST
     (000)                                                                  DATES            RATES              VALUE
--------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER@--(CONCLUDED)
   BANKING-U.S.--(CONTINUED)
$         3,000    Danske Corp.                                         08/22/05                  3.310%   $     2,994,207
          1,500    Dexia Delaware LLC                                   09/06/05                  3.270          1,495,095
          5,000    ING (US) Funding LLC                                 08/09/05 to               3.190 to
                                                                        09/06/05                  3.370          4,989,803
          5,000    Societe Generale N.A., Inc.                          08/05/05 to               3.165 to
                                                                        09/01/05                  3.430          4,993,038
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                20,464,420
--------------------------------------------------------------------------------------------------------------------------

   BROKERAGE--3.07%
          5,000    Bear Stearns Cos., Inc.                              08/10/05                  3.160          4,996,050
          2,000    Citigroup Global Markets Holdings, Inc.              08/08/05                  3.140          1,998,779
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 6,994,829
--------------------------------------------------------------------------------------------------------------------------

   ENERGY-INTEGRATED--1.53%
          3,500    Shell Finance (UK) PLC                               09/29/05                  3.400          3,480,497

   FINANCE-NONCAPTIVE DIVERSIFIED--4.16%
          5,000    CIT Group, Inc.                                      08/18/05 to               3.370 to
                                                                        10/19/05                  3.560          4,979,602
          3,000    General Electric Capital Corp.                       09/22/05                  3.320          2,985,613
          1,500    International Lease Finance Corp.                    09/06/05                  3.420          1,494,870
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 9,460,085
--------------------------------------------------------------------------------------------------------------------------
Total Commercial Paper (cost--$148,503,959)                                                                    148,503,959
--------------------------------------------------------------------------------------------------------------------------

SHORT-TERM CORPORATE OBLIGATIONS--5.16%
   ASSET BACKED-SECURITIES--2.08%
          1,000    Dorada Finance, Inc. **                              03/10/06                  3.500            999,970
          1,750    K2 (USA) LLC **                                      08/22/05                  3.385*         1,749,874
          2,000    Links Finance LLC **                                 10/17/05                  3.589*         2,000,346
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 4,750,190
--------------------------------------------------------------------------------------------------------------------------

   BROKERAGE--1.32%
          3,000    Morgan Stanley                                       08/01/05                  3.370*         3,000,000

   FINANCE-CAPTIVE AUTOMOTIVE--0.88%
          2,000    Toyota Motor Credit Corp.                            08/09/05                  3.300*         2,000,000

   FINANCE-NONCAPTIVE DIVERSIFIED--0.88%
          2,000    General Electric Capital Corp.                       08/09/05                  3.450*         2,000,000
--------------------------------------------------------------------------------------------------------------------------
Total Short-Term Corporate Obligations (cost--$11,750,190)                                                      11,750,190
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
10

UBS PACE MONEY MARKET INVESTMENTS

STATEMENT OF NET ASSETS -- JULY 31, 2005

   PRINCIPAL
    AMOUNT                                                                MATURITY         INTEREST
     (000)                                                                  DATE             RATES              VALUE
--------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT--0.35%
$           798    Repurchase Agreement dated
                     07/29/05 with State Street
                     Bank & Trust Co., collateralized by
                     $161,818 U.S. Treasury Bills, zero
                     coupon due 01/26/06 and
                     $644,273 U.S. Treasury Notes,
                     5.875% due 11/15/05; (value -
                     $815,339); proceeds: $798,197
                     (cost--$798,000)                                   08/01/05              2.960%       $       798,000

   NUMBER OF
    SHARES
     (000)
---------------
MONEY MARKET FUNDS+--0.17%
            153    AIM Liquid Assets Portfolio                                                3.210                152,532
            224    BlackRock Provident Institutional
                     TempFund                                                                 3.186                224,001
--------------------------------------------------------------------------------------------------------------------------
Total Money Market Funds (cost--$376,533)                                                                          376,533
--------------------------------------------------------------------------------------------------------------------------
Total Investments (cost--$227,926,589 which
  approximates cost for federal income tax
  purposes)--100.18%                                                                                           227,926,589
Liabilities in excess of other assets--(0.18)%                                                                    (398,480)
Net Assets (applicable to 227,528,396 shares of
  beneficial interest outstanding equivalent to
  $1.00 per share)--100.00%                                                                                $   227,528,109

  * Variable rate securities--maturity dates reflect earlier of reset dates or stated maturity dates. The interest rates shown are the current rates as of July 31, 2005, and reset periodically.

 ** Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 2.08% of net assets as of July 31, 2005, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

  @  Interest rates shown are the discount rates at date of purchase.

  +  Interest rates shown reflect yield at July 31, 2005.

--------------------------------------------------------------------------------

UBS PACE MONEY MARKET INVESTMENTS

STATEMENT OF NET ASSETS -- JULY 31, 2005

ISSUER BREAKDOWN BY COUNTRY (UNAUDITED)

                                                  PERCENTAGE OF PORTFOLIO ASSETS
--------------------------------------------------------------------------------
United States                                                               80.9%
France                                                                       5.3
United Kingdom                                                               4.6
Ireland                                                                      2.2
Switzerland                                                                  2.2
Australia                                                                    2.2
Belgium                                                                      1.3
Italy                                                                        1.3
--------------------------------------------------------------------------------
Total                                                                      100.0%
--------------------------------------------------------------------------------

                      Weighted average maturity -- 33 days

                 See accompanying notes to financial statements

--------------------------------------------------------------------------------
12

UBS PACE MONEY MARKET INVESTMENTS

STATEMENT OF OPERATIONS

                                                                             FOR THE
                                                                           YEAR ENDED
                                                                          JULY 31, 2005
----------------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest                                                                 $     4,813,596
EXPENSES:
Transfer agency and related services fees                                        822,798
Investment management and administration fees                                    688,081
Reports and notices to shareholders                                              234,932
Professional fees                                                                 61,775
Federal and state registration fees                                               35,436
Custody and accounting fees                                                       19,659
Trustees' fees                                                                    15,211
Other expenses                                                                    20,512
                                                                               1,898,404
Less: Fee waivers and expense reimbursements by investment
  manager and administrator                                                     (718,836)
Net expenses                                                                   1,179,568
Net investment income                                                          3,634,028
Net realized loss from investment activities                                        (126)
Net increase in net assets resulting from operations                     $     3,633,902

STATEMENT OF CHANGES IN NET ASSETS

                                                                            FOR THE YEARS ENDED JULY 31,
                                                                         ----------------------------------
                                                                              2005               2004
-----------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                                    $     3,634,028    $       729,903
Net realized gain (loss) from investment activities                                 (126)                31
Net increase in net assets resulting from operations                           3,633,902            729,934
DIVIDENDS TO SHAREHOLDERS FROM:
Net investment income                                                         (3,634,028)          (729,903)
FROM BENEFICIAL INTEREST TRANSACTIONS:
Net increase in net assets from beneficial interest transactions              61,461,617         42,151,935
Net increase in net assets                                                    61,461,491         42,151,966
NET ASSETS:
Beginning of year                                                            166,066,618        123,914,652
End of year                                                              $   227,528,109    $   166,066,618
Accumulated undistributed net investment income                          $            --    $            --

                 See accompanying notes to financial statements

--------------------------------------------------------------------------------

UBS PACE MONEY MARKET INVESTMENTS

NOTES TO FINANCIAL STATEMENTS

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

UBS PACE Money Market Investments (the "Portfolio") is a diversified portfolio of UBS PACE Select Advisors Trust (the "Trust"), which was organized as a Delaware statutory trust under the laws of the State of Delaware by Certificate of Trust dated September 9, 1994, as amended June 9, 1995 and thereafter, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as an open-end management investment company. The trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest, par value $0.001 per share.

The Trust currently offers twelve Portfolios available for investment, each having its own investment objectives and policies. Shares of the Portfolio currently are available only to participants in the UBS PACE(SM) Select Advisors Program and the UBS PACE(SM) Multi Advisor Program.

The Trust accounts separately for the assets, liabilities and operations for each Portfolio. Expenses directly attributable to each Portfolio are charged to that Portfolio's operations; expenses which are applicable to all Portfolios are allocated among them on a pro rata basis.

In the normal course of business the Portfolio may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires the Portfolio's management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

VALUATION AND ACCOUNTING FOR INVESTMENTS AND INVESTMENT INCOME--Investments are valued at amortized cost, unless the Trust's Board of Trustees (the "Board") determines that this does not represent fair value. Periodic review and monitoring of the valuation of the securities held by the Portfolio is performed in an effort to ensure amortized cost approximates market value. Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Premiums are amortized and discounts are accreted as adjustments to interest income and the identified cost of investments.

REPURCHASE AGREEMENTS--The Portfolio may purchase securities or other obligations from a bank or securities dealer (or its affiliate), subject to the seller's agreement to repurchase them at an agreed upon date (or upon demand) and price. The Portfolio maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special "tri-party"

--------------------------------------------------------------------------------
14

UBS PACE MONEY MARKET INVESTMENTS

NOTES TO FINANCIAL STATEMENTS

custodian or sub-custodian that maintains a separate account for both the Portfolio and its counterparty. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Portfolio generally has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Repurchase agreements involving obligations other than U.S. government securities (such as commercial paper, corporate bonds and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of counterparty insolvency. If the seller (or seller's guarantor, if any) becomes insolvent, the Portfolio may suffer delays, costs and possible losses in connection with the disposition or retention of the collateral. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Portfolio may participate in joint repurchase agreement transactions with other funds managed, advised or sub-advised by UBS Global Asset Management (US) Inc. ("UBS Global AM"). UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG, an internationally diversified organization with headquarters in Zurich, Switzerland and operations in many areas of the financial services industry.

DIVIDENDS AND DISTRIBUTIONS--Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

CONCENTRATION OF RISK

The ability of the issuers of debt securities held by the Portfolio to meet their obligations may be affected by economic developments, including those particular to a specific industry, country or region.

INVESTMENT MANAGER AND ADMINISTRATOR

The Board has approved an investment management and administration contract ("Management Contract") with UBS Global AM. In accordance with the Management Contract, the Portfolio pays UBS Global AM an investment management and administration fee, which is accrued daily and paid monthly, at an annual rate of 0.35% of the Portfolio's average daily net assets. At July 31, 2005, the Portfolio owed UBS Global AM $70,128 for investment management and administration fees.

UBS Global AM has contractually undertaken to waive a portion of the Portfolio's investment management and administration fees and reimburse a portion of the

--------------------------------------------------------------------------------

UBS PACE MONEY MARKET INVESTMENTS

NOTES TO FINANCIAL STATEMENTS

Portfolio's other expenses, when necessary, to maintain the total annual operating expenses at a level not exceeding 0.60%. The Portfolio will reimburse UBS Global AM for any such payments during a three year period to the extent that operating expenses are otherwise below the expense caps. For the year ended July 31, 2005, UBS Global AM agreed to waive $718,836 of its investment management and administration fees. At July 31, 2005, UBS Global AM owed the Portfolio $92,228 for fee waivers and expense reimbursements.

At July 31, 2005, the Portfolio had fee waivers/expense reimbursements subject to repayment and respective dates of expirations as follows:

FEE WAIVERS/EXPENSE           EXPIRES            EXPIRES             EXPIRES
REIMBURSEMENTS                JULY 31,           JULY 31,            JULY 31,
SUBJECT TO REPAYMENT            2006               2007                2008
-----------------------------------------------------------------------------
$ 1,932,673                  $ 703,657          $ 510,180           $ 718,836

ADDITIONAL INFORMATION REGARDING COMPENSATION TO AFFILIATE OF A BOARD MEMBER

Effective March 1, 2005, Professor Meyer Feldberg accepted the position of senior advisor to Morgan Stanley, resulting in him becoming an interested trustee of the Portfolio. The Portfolio has been informed that Professor Feldberg's role at Morgan Stanley does not involve matters directly affecting any UBS funds. UBS Global AM executes the Portfolio's investment transactions through Morgan Stanley based on that firm's ability to provide best execution of the transactions. During the year ended July 31, 2005, the Portfolio purchased and sold certain securities (e.g., fixed income securities) in principal trades with Morgan Stanley having an aggregate value of $122,209,157. Morgan Stanley received compensation in connection with these trades in the form of a "mark-up" or "mark-down" of the price of the securities, a fee from the issuer for maintaining a commercial paper program, or some other form of compensation. Although the precise amount of this compensation is not generally known by UBS Global AM, UBS Global AM believes that under normal circumstances it represents a small portion of the total value of the transactions.

TRANSFER AGENCY AND RELATED SERVICES FEES

UBS Financial Services Inc. provides transfer agency related services to the Portfolio pursuant to a delegation of authority from PFPC Inc. ("PFPC"), the Portfolio's transfer agent, and was compensated for these services by PFPC, not the Portfolio.

For the year ended July 31, 2005, UBS Financial Services Inc. received from PFPC, not the Portfolio, $383,124 of the total transfer agency and related services fees paid by the Portfolio to PFPC.

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16

UBS PACE MONEY MARKET INVESTMENTS

NOTES TO FINANCIAL STATEMENTS

OTHER LIABILITIES AND COMPONENTS OF NET ASSETS

At July 31, 2005, payable for shares of beneficial interest repurchased, dividends payable and other accrued expenses (excluding investment management and administration fees) were $1,152,115, $246,447 and $282,035, respectively.

At July 31, 2005, the Portfolio had the following components of net assets: paid in capital of $227,528,396 and an accumulated net realized loss of $287 for total net assets of $227,528,109.

FEDERAL TAX STATUS

The Portfolio intends to distribute all of its income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, the Portfolio intends not to be subject to a federal excise tax.

The tax character of distributions paid during the fiscal years ended July 31, 2005 and July 31, 2004 was ordinary income.

At July 31, 2005 the components of accumulated earnings on a tax basis was undistributed ordinary income of $246,447 and accumulated realized capital and other losses of $287.

At July 31, 2005, the Portfolio has a net capital loss carryforward of $161. This loss carryforward is available as a reduction, to the extent provided in the regulations, of any future net realized capital gains, and will expire by July 31, 2007.

SHARES OF BENEFICIAL INTEREST

There is an unlimited amount of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest, at $1.00 per share, were as follows:

                                                                            FOR THE YEARS ENDED JULY 31,
                                                                         ----------------------------------
                                                                               2005              2004
-----------------------------------------------------------------------------------------------------------
Shares sold                                                                  224,445,629        186,974,819
Shares repurchased                                                          (166,362,878)      (145,496,890)
Dividends reinvested                                                           3,378,866            674,006
Net increase in shares outstanding                                            61,461,617         42,151,935

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                                                                              17

UBS PACE MONEY MARKET INVESTMENTS

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

                                                  FOR THE YEARS ENDED JULY 31,
                                 --------------------------------------------------------------
                                    2005         2004         2003         2002         2001
-----------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF YEAR              $     1.00   $     1.00   $     1.00   $     1.00   $     1.00
Net investment income                 0.018        0.005        0.009        0.021        0.053
Dividends from net
  investment income                  (0.018)      (0.005)      (0.009)      (0.021)      (0.053)
NET ASSET VALUE,
  END OF YEAR                    $     1.00   $     1.00   $     1.00   $     1.00   $     1.00
TOTAL INVESTMENT
  RETURN(1)                            1.80%        0.51%        0.96%        2.10%        5.44%
RATIOS/SUPPLEMENTAL
  DATA:
Net assets,
  end of year (000's)            $  227,528   $  166,067   $  123,915   $  112,001   $   76,657
Expenses to average net
  assets, net of fee waivers
  and expense reimbursements
  by manager                           0.60%        0.60%        0.57%        0.50%        0.50%
Expenses to average net
  assets, before fee waivers
  and expense reimbursements
  by manager                           0.97%        0.96%        1.13%        1.43%        1.00%
Net investment income to
  average net assets, net of
  fee waivers and expense
  reimbursements by
  manager                              1.85%        0.51%        0.94%        2.03%        5.26%
Net investment income to
  average net assets, before
  fee waivers and expense
  reimbursements by
  manager                              1.48%        0.15%        0.38%        1.10%        4.76%

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each year reported. The figures do not include program fees; results would be lower if this fee was included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions.

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18

UBS PACE MONEY MARKET INVESTMENTS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
ERNST & YOUNG LLP

The Board of Trustees and Shareholders of
UBS PACE Select Advisors Trust

We have audited the accompanying statement of net assets of UBS PACE Money Market Investments (the "Portfolio") (one of the twelve portfolios comprising the UBS PACE Select Advisors Trust), as of July 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the periods indicated therein. These financial statements and the financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2005, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of UBS PACE Money Market Investments at July 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the indicated periods, in conformity with U.S. generally accepted accounting principles.

                                                          /s/  Ernst & Young LLP


New York, New York
September 16, 2005

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                                                                              19

UBS PACE MONEY MARKET INVESTMENTS

GENERAL INFORMATION (UNAUDITED)

QUARTERLY FORM N-Q PORTFOLIO SCHEDULE

The Portfolio will file its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Portfolio's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Portfolio's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. Additionally, you may obtain copies of Forms N-Q from the Portfolio upon request by calling 1-800-647 1568.

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20

UBS PACE MONEY MARKET INVESTMENTS

BOARD APPROVAL OF INVESTMENT MANAGEMENT AND ADMINISTRATION AGREEMENT (UNAUDITED)

BACKGROUND. At a meeting of the Trust's board on July 20, 2005, the members of the board, including the trustees who are not "interested persons" of the Trust ("Independent Trustees") as defined in the Investment Company Act of 1940, as amended, considered and approved the continuance of the Investment Management and Administration Agreement. In preparing for the meeting, the board members had requested and received information from UBS Global AM to assist them, including performance and expense information for other investment companies with similar investment objectives to the Portfolio. The board received and considered a variety of information about UBS Global AM as well as the advisory, administrative and distribution arrangements for the Portfolio. The Independent Trustees discussed the materials initially provided by management prior to the scheduled board meeting in a session with their independent legal counsel and requested, and received from management, supplemental materials to assist them in their consideration of the Investment Management and Administration Agreement. Subsequently, the Chairman of the board and independent legal counsel to the Independent Trustees met with management representatives to discuss generally how information would be provided at the board meeting. The Independent Trustees also met for several hours the evening before the board meeting and met again after management's presentation was completed to review the disclosure that had been made to them at the meeting. At all of these sessions the Independent Trustees met in session with their independent legal counsel. The Independent Trustees also received a memorandum from their independent legal counsel discussing the duties of board members in considering approval of advisory, administration and distribution agreements.

In its consideration of the approval of the Investment Management and Administration Agreement, the board considered the following factors:

NATURE, EXTENT AND QUALITY OF THE SERVICES UNDER THE INVESTMENT MANAGEMENT AND ADMINISTRATION AGREEMENT. The board received and considered information regarding the nature, extent and quality of management services provided to the Portfolio by UBS Global AM under the Investment Management and Administration Agreement during the past year. The board also received a description of the administrative and other services rendered to the Portfolio and its shareholders by UBS Global AM. The board noted that information received at regular meetings throughout the year related to the services rendered by UBS Global AM concerning the management of the Portfolio's affairs and UBS Global AM's role in coordinating providers of other services to the Portfolio, including custody, accounting and transfer agency services. The board's evaluation of the services provided by UBS Global AM took into account the board's knowledge and familiarity gained as board

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                                                                              21

UBS PACE MONEY MARKET INVESTMENTS

BOARD APPROVAL OF INVESTMENT MANAGEMENT AND ADMINISTRATION AGREEMENT (UNAUDITED)

members of funds in the UBS New York fund complex, including the scope and quality of UBS Global AM's investment management and other capabilities and the quality of its administrative and other services. The board observed that the scope of services provided by UBS Global AM had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Portfolio's expanded compliance programs.

The board had available to it the qualifications, backgrounds and responsibilities of the Portfolio's senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Portfolio and recognized that these persons report to the board regularly, some at every board meeting. The board also considered, based on its knowledge of UBS Global AM and its affiliates, the financial resources available to UBS Global AM and its parent organization, UBS AG. The board reviewed how transactions in Portfolio assets are effected. In addition, management also reported to the board on, among other things, its disaster recovery plans and portfolio manager compensation plan.

The board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Portfolio under the Investment Management and Administration Agreement.

MANAGEMENT FEE AND EXPENSE RATIO. The board reviewed and considered the contractual management fee (the "Contractual Management Fee") payable by the Portfolio to UBS Global AM in light of the nature, extent and quality of the management and administrative services provided by UBS Global AM. The board also reviewed and considered the fee waiver currently in place for the Portfolio and considered the actual fee rate (after taking any waivers and reimbursements into account) (the "Actual Management Fee"). Additionally, the board received and considered information comparing the Portfolio's Contractual Management Fee, Actual Management Fee and overall expenses with those of funds in a group of funds selected and provided by Lipper (the "Expense Group").

In connection with its consideration of the Portfolio's management fees, the board also received information on an affiliate of UBS Global AM's standard institutional account fees for accounts of a similar investment type to the Portfolio. The board noted that these fees were lower than the Contractual Management Fee and Actual Management Fee for the Portfolio, but also noted management's explanation that comparisons with such accounts may be of limited relevance given the different structures and regulatory requirements of mutual funds versus such accounts, the differences in the levels of services required by mutual funds and such accounts and the memorandum provided

--------------------------------------------------------------------------------
22

UBS PACE MONEY MARKET INVESTMENTS

BOARD APPROVAL OF INVESTMENT MANAGEMENT AND ADMINISTRATION AGREEMENT (UNAUDITED)

by the Portfolio's legal counsel discussing court decisions regarding the limited usefulness of such comparisons.

In addition to the Contractual and Actual Management Fees, the board also considered that UBS Global AM had entered into a fee waiver/expense reimbursement agreement with the Portfolio under which UBS Global AM is contractually obligated to waive its management fees and/or reimburse the Portfolio so that the total operating expenses of the Portfolio through December 1, 2005 (excluding interest expense, if any) would not exceed 0.60%. The board also considered that the Portfolio has agreed to repay UBS Global AM for those reimbursed expenses if the Portfolio can do so over the following three fiscal years without causing its expenses in any of those years to exceed this expense cap. The comparative Lipper information showed that the fund's Contractual Management Fee was in the second quintile and the Actual Management Fee was in the first quintile in the Portfolio's Expense Group for the comparison periods utilized in the Lipper report. The board also noted that the Portfolio's total expenses were in the third quintile in the Portfolio's Expense Group for the comparison periods utilized in the Lipper report.

Taking all of the above into consideration, the board determined that the management fee was reasonable in light of the nature, extent and quality of the services provided to the Portfolio under the Investment Management and Administration Agreement.

PORTFOLIO PERFORMANCE. The board received and considered performance information of the Portfolio compared to other funds (the "Performance Universe") selected by Lipper, Inc. ("Lipper"), an independent provider of investment company data, over the one-, three- and five-year periods ended May 31 and since inception. The board was provided with a description of the methodology Lipper used to determine the similarity of the Portfolio with the funds included in its Performance Universe. The board also noted that it had received information throughout the year at periodic intervals with respect to the Portfolio's performance. The comparative Lipper information showed that the Portfolio's performance was in the second quintile for the one- and three-year periods and since inception and in the first quintile for the five-year period. Based on its review, the board concluded that the Portfolio's investment performance was satisfactory.

ADVISER PROFITABILITY. The board received and considered a profitability analysis of UBS Global AM and its affiliates in providing services to the Portfolio. The board also received profitability information with respect to the UBS New York fund complex as a whole. In addition, the board received information with respect to UBS Global AM's allocation methodologies used in preparing this profitability data. UBS Global AM's profitability was considered not

--------------------------------------------------------------------------------

UBS PACE MONEY MARKET INVESTMENTS

BOARD APPROVAL OF INVESTMENT MANAGEMENT AND ADMINISTRATION AGREEMENT (UNAUDITED)

excessive in light of the nature, extent and quality of the services provided to the Portfolio.

ECONOMIES OF SCALE. The board received and considered information from management regarding whether there have been economies of scale with respect to the management of the Portfolio, whether the Portfolio has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale for the Portfolio. The board considered whether economies of scale in the provision of services to the Portfolio were being passed along to the shareholders. The board noted that the Portfolio's Contractual Management Fee did not contain any breakpoints and considered management's statement that it believed economies of scale were being appropriately shared with Portfolio shareholders. The board also noted that as the Portfolio's assets have increased over time, it has realized other economies of scale as certain expenses, such as fees for Trustees, auditors and legal fees, become a smaller percentage of overall assets. The board also recognized that, as noted by management, advisory agreements for many funds do not contain breakpoints.

Generally, in light of UBS Global AM's profitability data and the Actual Management Fee as well as the Contractual Management Fee, the board believed that UBS Global AM's sharing of potential and current economies of scale with the Portfolio was acceptable.

OTHER BENEFITS TO UBS GLOBAL AM. The board considered other benefits received by UBS Global AM and its affiliates as a result of its relationship with the Portfolio, including the opportunity to offer additional products and services to Portfolio shareholders. In light of the costs of providing investment management, administrative and other services to the Portfolio and UBS Global AM's ongoing commitment to the Portfolio, the profits and other ancillary benefits that UBS Global AM and its affiliates received were considered reasonable.

In light of all of the foregoing, the board approved the Investment Management and Administration Agreement to continue for another year.

No single factor reviewed by the board was identified by the board as the principal factor in determining whether to approve the Investment Management and Administration Agreement. The Independent Trustees were advised by separate independent legal counsel throughout the process. The board discussed the proposed continuance of the Investment Management and Administration Agreement in a private session with their independent legal counsel at which no representatives of UBS Global AM were present.

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24

                      (This page intentionally left blank)

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                                                                              25

UBS PACE MONEY MARKET INVESTMENTS

SUPPLEMENTAL INFORMATION (UNAUDITED)

BOARD OF TRUSTEES & OFFICERS

The Trust is governed by a Board of Trustees which oversees the Portfolios' operations. Each Trustee serves an indefinite term of office. Officers are appointed by the Trustees and serve at the pleasure of the Board. The table below shows, for each Trustee and Officer, his or her name, address and age, the position held with the Trust, the length of time served as a Trustee and Officer of the Trust, the Trustee's or Officer's principal occupations during the last five years, the number of portfolios in the UBS fund complex overseen by the Trustee or for which a person served as an Officer, and other directorships held by the Trustee.

The Trust's Statement of Additional Information contains additional information about the Trustees and is available, without charge, upon request by calling 1-800-647 1568.

INTERESTED TRUSTEES

                                                TERM OF
                                              OFFICE+ AND
                            POSITION(S)        LENGTH OF
    NAME, ADDRESS,           HELD WITH           TIME                 PRINCIPAL OCCUPATION(S)
        AND AGE                TRUST            SERVED                  DURING PAST 5 YEARS
---------------------------------------------------------------------------------------------------
Margo N. Alexander++; 58    Trustee        Since 1995           Mrs. Alexander is retired. She was
c/o UBS Global Asset                                            an executive vice president of UBS
Management                                                      Financial Services Inc. (from March
51 West 52nd Street                                             1984 to December 2002). She was
New York, NY 10019                                              chief executive officer (from
                                                                January 1995 to October 2000), a
                                                                director (from January 1995 to
                                                                September 2001) and chairman (from
                                                                March 1999 to September 2001) of
                                                                UBS Global AM (formerly known as
                                                                Mitchell Hutchins Asset Management
                                                                Inc.)

Meyer Feldberg+++; 63       Trustee        Since 1997           Professor Feldberg is a senior
Morgan Stanley                                                  advisor to Morgan Stanley
1585 Broadway                                                   (financial services) (since March
33rd Floor                                                      2005). He is also Dean Emeritus and
New York, NY 10036                                              Sanford Bernstein Professor of
                                                                Leadership and Ethics at Columbia
                                                                Business School, although on a two
                                                                year leave of absence. Prior to
                                                                July 2004, he was Dean and
                                                                Professor of Management of the
                                                                Graduate School of Business at
                                                                Columbia University (since 1989).

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26

UBS PACE MONEY MARKET INVESTMENTS

SUPPLEMENTAL INFORMATION (UNAUDITED)

                                         NUMBER OF
    NAME, ADDRESS,               PORTFOLIOS IN FUND COMPLEX                        OTHER DIRECTORSHIPS
        AND AGE                      OVERSEEN BY TRUSTEE                             HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------
Margo N. Alexander++; 58    Mrs. Alexander is a director or trustee     None
c/o UBS Global Asset        of 16 investment companies (consisting
Management                  of 33 portfolios) for which UBS Global
51 West 52nd Street         AM or one of its affiliates serves as
New York, NY 10019          investment advisor, sub-advisor or
                            manager.

Meyer Feldberg+++; 63       Professor Feldberg is a director or         Professor Feldberg is also a director of
Morgan Stanley              trustee of 30 investment companies          Primedia Inc. (publishing), Federated
1585 Broadway               (consisting of 47 portfolios) for which     Department Stores, Inc. (operator of
33rd Floor                  UBS Global AM or one of its affiliates      department stores), Revlon, Inc.
New York, NY 10036          serves as investment advisor,               (cosmetics) and SAPPI, Ltd. (producer of
                            sub-advisor or manager.                     paper).

--------------------------------------------------------------------------------

UBS PACE MONEY MARKET INVESTMENTS

SUPPLEMENTAL INFORMATION (UNAUDITED)

INDEPENDENT TRUSTEES

                                                    TERM OF
                                                  OFFICE+ AND
                                POSITION(S)        LENGTH OF
    NAME, ADDRESS,               HELD WITH           TIME                 PRINCIPAL OCCUPATION(S)
        AND AGE                    TRUST            SERVED                  DURING PAST 5 YEARS
-------------------------------------------------------------------------------------------------------
Richard Q. Armstrong; 70        Trustee        Since 2001           Mr. Armstrong is chairman and
c/o Willkie Farr &              and            (Trustee)            principal of R.Q.A. Enterprises
Gallagher LLP                   Chairman       Since 2004           (management consulting firm) (since
787 Seventh Avenue              of the         (Chairman of         April 1991 and principal occupation
New York, NY 10019-6099         Board of       the Board of         since March 1995).
                                Trustees       Trustees)

David J. Beaubien; 71           Trustee        Since 1995           Mr. Beaubien is retired (since
84 Doane Road                                                       2003). He was chairman of Yankee
Ware, MA 01082                                                      Environmental Systems, Inc., a
                                                                    manufacturer of meteorological
                                                                    measuring systems (since 1991).

Richard R. Burt; 58             Trustee        Since 1995           Mr. Burt is chairman of Diligence
1275 Pennsylvania Ave., N.W.                                        LLC (international information and
Washington, D.C. 20004                                              security firm) and IEP Advisors
                                                                    (international investments and
                                                                    consulting firm).

William D. White; 71            Trustee        Since 1995           Mr. White is retired (since 1994).
P.O. Box 199
Upper Black Eddy, PA 18972

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28

UBS PACE MONEY MARKET INVESTMENTS

SUPPLEMENTAL INFORMATION (UNAUDITED)

                                            NUMBER OF
    NAME, ADDRESS,                  PORTFOLIOS IN FUND COMPLEX                OTHER DIRECTORSHIPS
        AND AGE                         OVERSEEN BY TRUSTEE                      HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------
Richard Q. Armstrong; 70        Mr. Armstrong is a director or        None
c/o Willkie Farr &              trustee of 16 investment companies
Gallagher LLP                   (consisting of 33 portfolios) for
787 Seventh Avenue              which UBS Global AM or one of its
New York, NY 10019-6099         affiliates serves as investment
                                advisor, sub-advisor or manager.

David J. Beaubien; 71           Mr. Beaubien is a director or         Mr. Beaubien is also a director of
84 Doane Road                   trustee of 16 investment companies    IEC Electronics, Inc., a
Ware, MA 01082                  (consisting of 33 portfolios) for     manufacturer of electronic
                                which UBS Global AM or one of its     assemblies.
                                affiliates serves as investment
                                advisor, sub-advisor or manager.

Richard R. Burt; 58             Mr. Burt is a director or trustee     Mr. Burt is also a director of
1275 Pennsylvania Ave., N.W.    of 16 investment companies            Hollinger International, Inc.
Washington, D.C. 20004          (consisting of 33 portfolios) for     (publishing), HCL Technologies,
                                which UBS Global AM or one of its     Ltd. (software and information
                                affiliates serves as investment       technologies), The Central European
                                advisor, sub-advisor or manager.      Fund, Inc., The Germany Fund, Inc.,
                                                                      IGT, Inc. (provides technology to
                                                                      gaming and wagering industry) and
                                                                      chairman of Weirton Steel Corp.
                                                                      (makes and finishes steel
                                                                      products). He is also a director or
                                                                      trustee of funds in the Scudder
                                                                      Mutual Funds Family (consisting of
                                                                      52 portfolios).

William D. White; 71            Mr. White is a director or trustee    None
P.O. Box 199                    of 16 investment companies
Upper Black Eddy, PA 18972      (consisting of 33 portfolios) for
                                which UBS Global AM or one of its
                                affiliates serves as investment
                                advisor, sub-advisor or manager.

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                                                                              29

UBS PACE MONEY MARKET INVESTMENTS

SUPPLEMENTAL INFORMATION (UNAUDITED)

OFFICERS

                                                    TERM OF               PRINCIPAL OCCUPATION(S)
                                                  OFFICE+ AND              DURING PAST 5 YEARS;
                              POSITION(S)          LENGTH OF              NUMBER OF PORTFOLIOS IN
    NAME, ADDRESS,             HELD WITH             TIME              FUND COMPLEX FOR WHICH PERSON
        AND AGE                  TRUST              SERVED                   SERVES AS OFFICER
-------------------------------------------------------------------------------------------------------
Joseph Allessie*; 40        Vice President     Since 2005           Mr. Allessie is a director and
                            and Assistant                           associate general counsel at UBS
                            Secretary                               Global Asset Management (US) Inc.
                                                                    and UBS Global Asset Management
                                                                    (Americas) Inc. (collectively, "UBS
                                                                    Global AM--Americas region") (since
                                                                    2005). Prior to joining UBS Global
                                                                    AM--Americas region, he was senior
                                                                    vice president and general counsel
                                                                    of Kenmar Advisory Corp. (from 2004
                                                                    to 2005). Prior to that Mr.
                                                                    Allessie was general counsel and
                                                                    secretary of GAM USA Inc., GAM
                                                                    Investments, GAM Services, GAM
                                                                    Funds, Inc. and the GAM Avalon
                                                                    Funds (from 1999 to 2004). Such
                                                                    entities are affiliates of
                                                                    UBS Global AM--Americas region.
                                                                    Prior to joining GAM, Mr. Allessie
                                                                    was Regulatory Officer to the State
                                                                    of New Jersey, Department of Law
                                                                    and Public Safety, Bureau of
                                                                    Securities (from 1993 to 1999). Mr.
                                                                    Allessie is a vice president and
                                                                    assistant secretary of 20
                                                                    investment companies (consisting of
                                                                    75 portfolios) for which UBS Global
                                                                    AM--Americas region or one of its
                                                                    affiliates serves as investment
                                                                    advisor, sub-advisor or manager.

W. Douglas Beck*;           President          Since 2005           Mr. Beck is an executive director
38                                                                  and head of product development and
                                                                    management for UBS Global
                                                                    AM--Americas region (since 2002).
                                                                    From March 1998 to November 2002,
                                                                    he held various positions at
                                                                    Merrill Lynch, the most recent
                                                                    being first vice president and
                                                                    co-manager of the managed solutions
                                                                    group. Mr. Beck is president of 20
                                                                    investment companies (consisting of
                                                                    75 portfolios) for which UBS Global
                                                                    AM--Americas region or one of its
                                                                    affiliates serves as investment
                                                                    advisor, sub-advisor or manager,
                                                                    and was vice president of such
                                                                    investment companies from 2003 to
                                                                    2005.

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30

UBS PACE MONEY MARKET INVESTMENTS

SUPPLEMENTAL INFORMATION (UNAUDITED)

OFFICERS (CONTINUED)

                                                    TERM OF               PRINCIPAL OCCUPATION(S)
                                                  OFFICE+ AND              DURING PAST 5 YEARS;
                              POSITION(S)          LENGTH OF              NUMBER OF PORTFOLIOS IN
    NAME, ADDRESS,             HELD WITH             TIME              FUND COMPLEX FOR WHICH PERSON
        AND AGE                  TRUST              SERVED                   SERVES AS OFFICER
-------------------------------------------------------------------------------------------------------
Thomas Disbrow*;            Vice President     Since 2000           Mr. Disbrow is a director, head of
39                          and Treasurer      (Vice President)     retail mutual fund operations and
                                               Since 2004           co-head of the mutual fund finance
                                               (Treasurer)          department of UBS Global
                                                                    AM--Americas region. Prior to
                                                                    November 1999, he was a vice
                                                                    president of Zweig/Glaser Advisers.
                                                                    Mr. Disbrow is a vice president and
                                                                    treasurer of 16 investment
                                                                    companies (consisting of 33
                                                                    portfolios) and vice president and
                                                                    assistant treasurer of four
                                                                    investment companies (consisting of
                                                                    42 portfolios) for which UBS Global
                                                                    AM--Americas region or one of its
                                                                    affiliates serves as investment
                                                                    advisor, sub-advisor or manager.

Mark F. Kemper**;           Vice President     Since 2004           Mr. Kemper is general counsel of
47                          and Secretary                           UBS Global AM--Americas region
                                                                    (since July 2004). Mr. Kemper also
                                                                    is an executive director of UBS
                                                                    Global AM--Americas region. He was
                                                                    deputy general counsel of UBS
                                                                    Global Asset Management (Americas)
                                                                    Inc. ("UBS Global AM--Americas")
                                                                    from July 2001 to July 2004. He has
                                                                    been secretary of UBS Global
                                                                    AM--Americas since 1999 and
                                                                    assistant secretary of UBS Global
                                                                    Asset Management Trust Company
                                                                    since 1993. Mr. Kemper is secretary
                                                                    of UBS Global AM--Americas region
                                                                    (since 2004). Mr. Kemper is vice
                                                                    president and secretary of 20
                                                                    investment companies (consisting of
                                                                    75 portfolios) for which UBS Global
                                                                    AM--Americas region or one of its
                                                                    affiliates serves as investment
                                                                    advisor, sub-advisor or manager.

Joanne M. Kilkeary*;        Vice President     Since 1999           Ms. Kilkeary is an associate
37                          and Assistant                           director (since 2000) and a senior
                            Treasurer                               manager (since 2004) of the mutual
                                                                    fund finance department of UBS
                                                                    Global AM--Americas region. Ms.
                                                                    Kilkeary is a vice president and
                                                                    assistant treasurer of 16
                                                                    investment companies (consisting of
                                                                    33 portfolios) for which UBS Global
                                                                    AM--Americas region or one of its
                                                                    affiliates serves as investment
                                                                    advisor, sub-advisor or manager.

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                                                                              31

UBS PACE MONEY MARKET INVESTMENTS

SUPPLEMENTAL INFORMATION (UNAUDITED)

OFFICERS (CONTINUED)

                                                    TERM OF               PRINCIPAL OCCUPATION(S)
                                                  OFFICE+ AND              DURING PAST 5 YEARS;
                              POSITION(S)          LENGTH OF              NUMBER OF PORTFOLIOS IN
    NAME, ADDRESS,             HELD WITH             TIME              FUND COMPLEX FOR WHICH PERSON
        AND AGE                  TRUST              SERVED                   SERVES AS OFFICER
-------------------------------------------------------------------------------------------------------
Joseph T. Malone*;          Vice President     Since 2004           Mr. Malone is a director and
38                          and Assistant                           co-head of the mutual fund finance
                            Treasurer                               department of UBS Global
                                                                    AM--Americas region. From August
                                                                    2000 through June 2001, he was the
                                                                    controller at AEA Investors Inc.
                                                                    From March 1998 to August 2000, Mr.
                                                                    Malone was a manager within the
                                                                    investment management services
                                                                    practice of PricewaterhouseCoopers
                                                                    LLC. Mr. Malone is vice president
                                                                    and assistant treasurer of 16
                                                                    investment companies (consisting of
                                                                    33 portfolios) and vice president,
                                                                    treasurer and principal accounting
                                                                    officer of four investment
                                                                    companies (consisting of 42
                                                                    portfolios) for which UBS Global
                                                                    AM--Americas region or one of its
                                                                    affiliates serves as investment
                                                                    advisor, sub-advisor or manager.

Michael H.                  Vice President     Since 2001           Mr. Markowitz is a managing
Markowitz**; 40                                                     director, portfolio manager and
                                                                    head of U.S. short duration fixed
                                                                    income of UBS Global AM--Americas
                                                                    region. Mr. Markowitz is a vice
                                                                    president of five investment
                                                                    companies (consisting of 21
                                                                    portfolios) for which UBS Global
                                                                    AM--Americas region or one of its
                                                                    affiliates serves as investment
                                                                    advisor, sub-advisor or manager.

Joseph McGill*; 43          Vice President     Since 2004           Mr. McGill is an executive director
                            and Chief                               and chief compliance officer at UBS
                            Compliance                              Global AM--Americas region (since
                            Officer                                 2003). Prior to joining UBS Global
                                                                    AM--Americas region, he was
                                                                    Assistant General Counsel at J.P.
                                                                    Morgan Investment Management (from
                                                                    1999 to 2003). Mr. McGill is a vice
                                                                    president and chief compliance
                                                                    officer of 20 investment companies
                                                                    (consisting of 75 portfolios) for
                                                                    which UBS Global AM--Americas
                                                                    region or one of its affiliates
                                                                    serves as investment advisor,
                                                                    sub-advisor or manager.

--------------------------------------------------------------------------------
32

UBS PACE MONEY MARKET INVESTMENTS

SUPPLEMENTAL INFORMATION (UNAUDITED)

OFFICERS (CONCLUDED)

                                                    TERM OF               PRINCIPAL OCCUPATION(S)
                                                  OFFICE+ AND              DURING PAST 5 YEARS;
                              POSITION(S)          LENGTH OF              NUMBER OF PORTFOLIOS IN
    NAME, ADDRESS,             HELD WITH             TIME              FUND COMPLEX FOR WHICH PERSON
        AND AGE                  TRUST              SERVED                   SERVES AS OFFICER
-------------------------------------------------------------------------------------------------------
Eric Sanders*; 39           Vice President     Since 2005           Mr. Sanders is a director and
                            and Assistant                           associate general counsel of UBS
                            Secretary                               Global AM--Americas region (since
                                                                    July 2005). From 1996 until June
                                                                    2005, he held various positions at
                                                                    Fred Alger & Company, Incorporated,
                                                                    the most recent being assistant
                                                                    vice president and associate
                                                                    general counsel. Mr. Sanders is a
                                                                    vice president and assistant
                                                                    secretary of 16 investment
                                                                    companies (consisting of 33
                                                                    portfolios) for which UBS Global
                                                                    AM--Americas region or one of its
                                                                    affiliates serves as investment
                                                                    advisor, sub-advisor or manager.

Keith A. Weller*; 44        Vice President     Since 2000           Mr. Weller is an executive director
                            and Assistant                           and associate general counsel of
                            Secretary                               UBS Global AM--Americas region.
                                                                    Mr. Weller is a vice president and
                                                                    assistant secretary of 20
                                                                    investment companies (consisting of
                                                                    75 portfolios) for which UBS Global
                                                                    AM--Americas region or one of its
                                                                    affiliates serves as investment
                                                                    advisor, sub-advisor or manager.

  *  This person's business address is 51 West 52nd Street, New York,
     New York 10019-6114.
 **  This person's business address is One North Wacker Drive, Chicago,
     Illinois 60606.
  + Each Trustee holds office for an indefinite term. Each Trustee who has attained the age of seventy-two (72) years will be subject to retirement on the last day of the month in which he or she attains such age. Officers of the Trust are appointed by the Trustees and serve at the pleasure of the board.
 ++ Mrs. Alexander is deemed an "interested person" of the Trust as defined in the Investment Company Act because an immediate family member is an employee of an affiliate of UBS Global AM.
+++ Professor Feldberg is deemed an "interested person" of the Trust as defined in the Investment Company Act because he is a senior advisor to Morgan Stanley, a financial services firm with which the Trust may conduct transactions.

--------------------------------------------------------------------------------
                                                                              33
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

TRUSTEES

Richard Q. Armstrong                    Meyer Feldberg

CHAIRMAN                                William D. White

Margo N. Alexander

David J. Beaubien

Richard R. Burt


PRINCIPAL OFFICERS

W. Douglas Beck                         Thomas Disbrow
PRESIDENT                               VICE PRESIDENT AND TREASURER

Mark F. Kemper                          Michael H. Markowitz
VICE PRESIDENT AND SECRETARY            VICE PRESIDENT


INVESTMENT MANAGER,
ADMINISTRATOR AND PRINCIPAL UNDERWRITER

UBS Global Asset Management (US) Inc.
51 West 52nd Street
New York, New York 10019-6114


THIS REPORT IS NOT TO BE USED IN CONNECTION WITH THE OFFERING OF SHARES OF THE PORTFOLIO UNLESS ACCOMPANIED OR PRECEDED BY AN EFFECTIVE PROSPECTUS.


(C) 2005 UBS GLOBAL ASSET MANAGEMENT (US) INC. ALL RIGHTS RESERVED.

[UBS LOGO]                                                           Presorted
                                                                     Standard
                                                                   U.S. Postage
  UBS GLOBAL ASSET MANAGEMENT (US) INC.                                PAID
  51 West 52nd Street                                              Smithtown, NY
  New York, New York 10019                                          Permit 700

ITEM 2.  CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions pursuant to Section 406 of the Sarbanes-Oxley Act of 2002. (The registrant has designated the code of ethics adopted pursuant to Sarbanes-Oxley as a "Code of Conduct" to lessen the risk of confusion with its separate code of ethics adopted pursuant to Rule 17j-1 under the Investment Company Act of 1940, as amended.)

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board has determined that the following person serving on the registrant's Audit Committee is an "audit committee financial expert" as defined in item 3 of Form N-CSR: Richard Q. Armstrong. Mr. Armstrong is independent as defined in item 3 of Form N-CSR.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

         (a)  AUDIT FEES:
              For the fiscal years ended July 31, 2005 and July 31, 2004, the aggregate Ernst & Young LLP (E&Y) audit fees for professional services rendered to the registrant were approximately $522,904 and $475,804, respectively.

              Fees included in the audit fees category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings.

         (b)  AUDIT-RELATED FEES:
              In each of the fiscal years ended July 31, 2005 and July 31, 2004, the aggregate audit-related fees billed by E&Y for services rendered to the registrant that are reasonably related to the performance of the audits of the financial statements, but not reported as audit fees, were approximately $19,200 and $32,316, respectively.

              Fees included in the audit-related fees category are those associated with (1) the reading and providing of comments on the 2005 and 2004 semiannual financial statements and (2) review of the consolidated 2004 and 2003 reports on the profitability of the UBS Funds to UBS Global Asset Management (US) Inc. ("UBS Global AM") and its affiliates to assist the board members in their annual advisory/administration contract and service/distribution plan reviews.

              There were no audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

         (c)  TAX FEES:

              In each of the fiscal years ended July 31, 2005 and July 31, 2004, the aggregate tax fees billed by E&Y for professional services rendered to the registrant were approximately $99,800 and $170,100, respectively.

              Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant's tax division except those services related to the audits. This category comprises fees for review of tax compliance, tax return preparation and excise tax calculations.

              There were no tax fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

         (d)  ALL OTHER FEES:
              In each of the fiscal years ended July 31, 2005 and July 31, 2004, there were no fees billed by E&Y for products and services, other than the services reported in Item 4(a)-(c) above, rendered to the registrant.

              Fees included in the all other fees category would consist of services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the registrant.

              There were no "all other fees" required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

         (e)  (1) AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES:
                  The registrant's Audit Committee ("audit committee") has adopted an "Audit Committee Charter (Amended and Restated as of May 12, 2004)" (the "charter"). The charter contains the audit committee's pre-approval policies and procedures. Reproduced below is an excerpt from the charter regarding pre-approval policies and procedures:

                        The [audit]Committee shall:

                        ...

                        2. Pre-approve (a) all audit and permissible non-audit services(1) to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund's independent auditors to UBS Global [AM] and any Covered Service Providers, if the engagement relates directly to the operations and financial reporting of the Fund. In carrying out this responsibility, the Committee shall seek periodically from UBS Global [AM] and from the independent auditors a list of such audit and permissible non-audit services that can be expected to be rendered to the Fund, UBS Global [AM] or any Covered Service Providers by the Fund's independent auditors, and an estimate of the fees sought to be paid in connection with such services. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to a sub-committee consisting of the Chairperson of the Committee and two other members of the Committee as the Chairperson, from time to time, may determine and appoint, and such sub-committee shall report to the Committee, at its next regularly scheduled meeting after the sub-committee's meeting, its decision(s). From year to year, the Committee shall report to the Board whether this system of pre-approval has been effective and efficient or whether this Charter should be amended to allow for pre-approval pursuant to such policies and procedures as the Committee shall approve, including the delegation of some or all of the Committee's pre-approval responsibilities to other persons (other than UBS Global [AM] or the Fund's officers).

----------
                                    (1) The Committee will not approve non-audit services that the Committee believes may taint the independence of the auditors. Currently, permissible non-audit services include any professional services (including tax services) that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may NOT include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports;
                                    (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and
                                    (ix) any other service the Public Company
                                    Accounting Oversight Board determines, by regulation, is impermissible.

                                    Pre-approval by the Committee of any
                                    permissible non-audit services is not
                                    required so long as: (i) the aggregate
                                    amount of all such permissible non-audit services provided to the Fund, UBS Global [AM] and any service providers controlling, controlled by or under common control with UBS Global [AM] that provide ongoing services to the Fund ("Covered Service Providers") constitutes not more than 5% of the total amount of revenues paid to the independent auditors (during the fiscal year in which the permissible non-audit services are provided) by (a) the Fund, (b) its investment adviser and (c) any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

         (e) (2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

                  AUDIT-RELATED FEES:

                  There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended July 31, 2005 and July 31, 2004 on behalf of the registrant.

                  There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended July 31, 2005 and July 31, 2004 on behalf of the registrant's service providers that relate directly to the operations and financial reporting of the registrant.

                  TAX FEES:
                  There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended July 31, 2005 and July 31, 2004 on behalf of the registrant.

                  There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended July 31, 2005 and July 31, 2004 on behalf of the registrant's service providers that relate directly to the operations and financial reporting of the registrant.

                  ALL OTHER FEES:
                  There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended July 31, 2005 and July 31, 2004 on behalf of the registrant.

                  There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended July 31, 2005 and July 31, 2004 on behalf of the registrant's service providers that relate directly to the operations and financial reporting of the registrant.

         (f) According to E&Y, for the fiscal year ended July 31, 2005, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of E&Y was 0%.

         (g) For the fiscal years ended July 31, 2005 and July 31, 2004, the aggregate fees billed by E&Y of $2,907,965 and $4,092,880, respectively, for non-audit services rendered on behalf of the registrant ("covered"), its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser ("non-covered") that provides ongoing services to the registrant for each of the last two fiscal years of the registrant is shown in the table below:

                                                            2005                 2004
                                                            ----                 ----
              Covered Services                          $   119,000          $   202,416
              Non-Covered Services                        2,788,965            3,890,464

         (h) The registrant's audit committee was not required to consider whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant's Board has established a Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders if a vacancy occurs among those board members who are not "interested persons" as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, Richard R. Burt, care of the Secretary of the registrant at UBS Global Asset Management (US) Inc., 51 West 52nd Street, New York, New York 10019-6114, and indicate on the envelope "Nominating and Corporate Governance Committee." The shareholder's letter should state the nominee's name and should include the nominee's resume or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

ITEM 11. CONTROLS AND PROCEDURES.

   (a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment

        Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

   (b) The registrant's principal executive officer and principal financial officer are aware of no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

   (a) (1) Code of Ethics as required pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (and designated by registrant as a "Code of Conduct") is incorporated by reference herein from Exhibit EX-99.CODE ETH to the registrant's Report on Form N-CSR filed October 8, 2004 (Accession Number: 0001047469-04-030769)(SEC File No. 811-08764).

   (a) (2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.CERT.

   (a) (3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons - not applicable to the registrant.

   (b) Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UBS PACE Select Advisors Trust

By:   /s/ W. Douglas Beck
      -------------------
      W. Douglas Beck
      President

Date: October 7, 2005
      ---------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:   /s/ W. Douglas Beck
      -------------------
      W. Douglas Beck
      President

Date: October 7, 2005
      ---------------

By:   /s/ Thomas Disbrow
      ------------------
      Thomas Disbrow
      Vice President and Treasurer

Date: October 7, 2005
      ---------------